UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Himanshu Surti

Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of FlexShares® Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from FlexShares® Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on FlexShares® Trust’s website (www.flexshares.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from FlexShares® Trust electronically at any time by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in FlexShares® Trust that you hold in your account at the financial intermediary. You must provide separate instructions to each of your financial intermediaries.

Dear Shareholder:

Dear Shareholder:

We are pleased to have this opportunity to share our thoughts on what for most of us has probably been a year we will never forget. The FlexShares Annual Report, for the year ended October 31, 2020, details fund characteristics, performance results and investment commentaries on our family of FlexShares exchange traded funds (ETFs). We believe the benefits that FlexShares derives, including expertise in index design and portfolio management, from being a part of the broader Northern Trust Asset Management (NTAM)1 organization, which has over $1 trillion in assets under management2, are substantial. As the investment adviser for the Funds, Northern Trust Investments, Inc. (NTI), has observed that the past twelve months have been a period of high volatility as markets have seen dramatic swings over the course of the year. Of course, as part of living through this memorable year, no discussion would be complete without acknowledging the impact of the novel coronavirus, Covid-19. As many of you know, the Covid-19 pandemic impacted the globe in multiple ways including the health of millions around the globe. Economies and livelihoods have been affected by shelter-in-place orders and lockdowns as governments around the world, including in the U.S., have looked for ways to suppress the spread of the virus. Consequently, the world’s bond and equity markets have been profoundly impacted as investors attempted to gauge both the short and long term impact of those measures. In addition, investors increasingly began to evaluate companies beyond their current economic viability and consider the longer-term sustainability of companies’ business models, accelerating a trend that we believe has been on the rise for more than a decade.

In light of this environment, we are emboldened in our view that investors now more than ever are looking for solutions that help them navigate their investment portfolios through different market environments while helping them achieve their goals. The monetary policies and stimulus injected by central banks have brought interest rates down to levels not seen since the 2008 Global Financial Crisis, creating a deeper need for strategies to help investors tackle their income requirements. As global equity markets have dramatically sold off and some have subsequently rebounded, the need for tools to help manage that volatility have been in greater focus.

Deciding what investment products to own has become a more frequent exercise for many advisors and investors. It has been a privilege to provide innovative and efficient strategies that seek to appropriately compensate investors for risk and deliver potentially attractive outcomes. Even as the world rapidly shifts around us, we work to be a trusted partner. I am grateful for the trust you continue to place in us and I am proud to be a part of a global investment manager whose approach to ETF construction is reflected in this broader perspective.

Please review our Annual Report to learn more about FlexShares ETFs, and visit our website at www.flexshares.com for additional information about our products. We look forward to continuing to serve your investment needs and thank you for choosing FlexShares ETFs to help meet your investment objectives.

Sincerely,

Darek Wojnar, CFA

Head, Funds & Managed Account Solutions,

Northern Trust Asset Management

The views in this letter were as of October 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

[1]	Northern Trust Asset Management is the branding name of the asset management business of Northern Trust Corporation, a financial holding company and publicly traded company.
[2]	Source: Northern Trust Corporation as of October 31, 2020.

2	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund     Ticker:   QLV

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	Fund Inception 7/15/2019

FlexShares US Quality Low Volatility Index Fund (Based on Net Asset Value)	2.63%	3.04%

FlexShares US Quality Low Volatility Index Fund (Based on Market Price)	2.60%	3.12%

Northern Trust Quality Low Volatility Index	2.78%	3.36%

Russell 1000® Index	10.87%	9.10%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Low Volatility Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that, in the aggregate, possess lower absolute volatility characteristics relative to the Northern Trust 1250 Index (“Parent Index”), a float-adjusted market capitalization weighted index of U.S. domiciled large- and mid-capitalization companies. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics, which Northern Trust Investments, Inc. (“NTI”) believes can provide equity-market participation while protecting against downside risks during certain market environments. As of October 31, 2020, there were 127 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S. economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large cap technology and consumer discretionary

FLEXSHARES ANNUAL REPORT	3

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

companies leading U.S. investments higher overall. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political uncertainty tied to the November elections in the U.S. The decline in U.S. domestic investments continued into October 2020 as domestic COVID cases increased.

Though market volatility was high during the 12 months ended October 31, 2020, we believe the low volatility factor1 approach contributed to initial performance of the Fund as volatile U.S. domestic investments declined sharply in Q1 of 2020. As U.S. domestic investments rose throughout the remainder of 2020, however, the low volatility factor was a negative driver of Fund performance for the full 12-month period. In addition, we believe that investors showed a preference for low quality factor2 companies, resulting in the high-quality factor exposure detracting from Fund performance over the 12 months. Overall, the negative performance derived from the low volatility and quality factor exposures were the primary source of the Underlying Index’s underperformance against the Russell 1000 Index by -8.09%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -15 basis points (“bps”)3, which is reflective of the management fee (-22 bps) and stock selection/futures (+7 bps).

[1]	The low volatility factor is based on the measurement of a group of stocks that have been less volatile in their asset class over a defined time frame.

[2]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets ex-US Quality Low Volatility Index Fund Ticker:   QLVD

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	Fund Inception 7/15/2019

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Net Asset Value)	-6.24%	-2.83%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund (Based on Market Price)	-6.06%	-2.48%

Northern Trust Developed Markets ex-US Quality Low Volatility Index	-6.00%	-2.52%

MSCI World ex-US Index	-6.79%	-3.77%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Developed Markets ex-US Quality Low Volatility Index (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in developed market countries, excluding the U.S. (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, where eligible securities are limited to those securities domiciled in non-U.S. developed market countries and designated as large- and mid-capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics. As of October 31, 2020, there were 184 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on developed international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, developed international investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Developed international investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Developed international investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across developed markets continued

FLEXSHARES ANNUAL REPORT	5

FlexShares® Developed	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Markets ex-US Quality Low Volatility Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

to support overall investments. Developed international equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. Developed international markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

Though market volatility was high during the 12 months ended October 31, 2020, and a low volatility factor1 approach was beneficial to the Fund as developed international investments declined sharply in Q1, the dramatic recovery of many of those same investments led to lower volatility factor stocks actually underperforming higher volatility stocks. As a result, the low volatility factor was a negative driver of Fund performance for the 12-month period. The quality factor2 focus of the Fund’s Underlying Index was a positive driver of Fund performance for the 12-month period as we believe that investors showed a preference for higher quality companies within the developed international universe. Overall, the positive performance derived from the quality factor exposure offset the negative performance derived from the low volatility factor exposure. Consequently, the Underlying Index outperformed the MSCI World ex-US Index by 0.79%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -24 basis points (“bps”)3, which is reflective of the Fund’s management fee (-32 bps), stock selection/futures (+6 bps) and dividend tax differential (+22 bps).

[1]	The low volatility factor is based on the measurement of a group of stocks that have been less volatile in their asset class over a defined time frame.

[2]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Low Volatility Index Fund Ticker:  QLVE

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	Fund Inception 7/15/2019

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Net Asset Value)	-1.21%*	-0.79%

FlexShares Emerging Markets Quality Low Volatility Index Fund (Based on Market Price)	-0.59%	-0.21%

Northern Trust Emerging Markets Quality Low Volatility Index	-1.00%	-0.47%

MSCI Emerging Markets Index	8.25%	5.67%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.41% and the net expense ratio is 0.40%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Emerging Markets Quality Low Volatility Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess lower overall absolute volatility characteristics relative to a broad universe of securities domiciled in emerging market countries (the “Parent Index”). The Parent Index is a subset of the Northern Trust Global Index, limited to those securities domiciled in emerging markets and designated as large- and mid-capitalization companies by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as the index provider. In addition, the Underlying Index is designed to select companies from the Parent Index that exhibit financial strength, stability and enhanced risk-return characteristics. As of October 31, 2020, there were 154 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on emerging market investments generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, emerging market investments moved higher as trade tensions eased between the United States and China following the announcement of the initial phase of a trade agreement. Emerging markets declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic and subsequent lockdown procedures threatened the global economy. Emerging market investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across emerging markets continued to support overall investments. Emerging market investments continued to move higher in Q3

FLEXSHARES ANNUAL REPORT	7

FlexShares® Emerging Markets	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Low Volatility Index Fund (cont.)

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $23.95 as of October 31, 2020.

PORTFOLIO ANALYSIS (cont.)

on USD weakness and better than expected gross domestic product growth in China. Emerging market investments rose in October 2020, outperforming developed international markets, led by strength in investments tied to Chinese companies.

Though market volatility was high during the 12 months ended October 31, 2020, and a low volatility factor1 approach was beneficial to the Fund as emerging market investments declined sharply in Q1, the dramatic recovery of many of those same emerging market investments led to lower volatility factor stocks underperforming higher volatility stocks. As a result, the low volatility factor was a negative driver of Fund performance for the 12-month period. In addition, we believe that investors showed a preference for low quality factor2 emerging market companies, resulting in the high-quality factor exposure detracting from Fund performance over the 12 months. Overall, the negative performance derived from the low volatility and quality factor exposures was the primary source of the Underlying Index’s underperformance against the MSCI Emerging markets Index by -9.25%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -21 basis points (“bps”)3, which is reflective of the Fund’s management fee (-40 bps), stock selection/futures (+9 bps) and dividend tax differential (+10 bps).

[1]	The low volatility factor is based on the measurement of a group of stocks that have been less volatile in their asset class over a defined time frame.

[2]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:   TILT

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Net Asset Value)	3.28%	5.93%	9.02%	11.86%

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Market Price)	3.33%	5.93%	9.03%	11.86%

Morningstar® U.S. Market Factor Tilt IndexSM	3.01%	5.97%	9.08%	12.01%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® US Market Factor Tilt Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar US Market Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of U.S.-incorporated large-, mid-, small- and micro-capitalization companies. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. As of October 31, 2020, there were 2,289 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S. economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

cap technology and consumer discretionary companies leading several equity indices higher. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political uncertainty tied to the November elections in the U.S. The decline in U.S. domestic investments continued into October 2020 as domestic COVID cases increased.

We believe that investors showed a preference for growth factor1 companies, resulting in the value factor2 exposure detracting from Fund performance over the 12 months ended October 31, 2020. As a result, the value factor was a negative driver of Fund performance during the fiscal year ended October 31, 2020, as value investments substantially trailed growth investments. In addition, the size factor3 was a negative driver of performance over the 12 months as small cap stocks underperformed large cap stocks. Overall, the negative performance derived from the value and size factor exposures was the primary source of the Underlying Index’s underperformance against the Russell 3000 Index by -7.14%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +27 basis points (“bps”)4, which is reflective of the management fee (-25 bps), stock selection/futures (+47 bps) and securities lending (+5 bps).

[1]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[2]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[3]

The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:  TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	-10.57%	-4.04%	1.98%	3.69%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	-10.23%	-4.21%	2.12%	3.70%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	-10.51%	-4.06%	2.01%	3.79%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar Developed Markets ex-US Index (the “Parent Index”), a float adjusted market-capitalization weighted index of companies incorporated in developed-market countries, excluding the U.S. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. As of October 31, 2020, there were 3,206 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on developed international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, developed international investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Developed international investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Developed international investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across developed markets continued to support overall investments.

FLEXSHARES ANNUAL REPORT	11

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Developed international equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. Developed international markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

We believe that investors showed a preference for growth factor1 companies, resulting in the value factor2 exposure detracting from Fund performance over the 12 months. As a result, the value factor was a negative driver of Fund performance during the fiscal year ended October 31, 2020, as value investments substantially trailed growth investments. The size factor3 was a positive driver of performance over the 12 months as small cap stocks outperformed large cap stocks in developed international markets. Overall, the positive exposure from size was not enough, however, to offset the headwinds from the negative performance derived from the value exposure and the Underlying Index underperformed the MSCI World ex-USA IMI Index by -4.58%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -6 basis points (“bps”)4, which is reflective of the Fund’s management fee (-39 bps), stock selection/futures (+8 bps), securities lending (+9 bps) and dividend tax differential (+16 bps).

[1]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[2]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[3]

The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:   TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	-1.86%	-2.95%	4.31%	1.69%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	-1.44%	-3.34%	4.29%	1.61%

Morningstar® Emerging Markets Factor Tilt IndexSM	-1.23%	-2.40%	5.00%	2.37%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to size and value factors relative to the Morningstar Emerging Markets Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in emerging-market countries. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc., pursuant to its index methodology. As of October 31, 2020, there were 2,906 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on emerging market investments generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, emerging market investments moved higher as trade tensions eased between the United States and China following the announcement of the initial phase of a trade agreement. Emerging markets declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic and subsequent lockdown procedures threatened the global economy. Emerging market investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across emerging markets continued to support overall investments. Emerging market investments continued to move higher in Q3 on USD weakness and better than expected

FLEXSHARES ANNUAL REPORT	13

FlexShares® Morningstar®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

gross domestic product growth in China. Emerging market investments rose in October 2020, outperforming developed international markets, led by strength in investments tied to Chinese companies.

We believe that investors showed a preference for growth factor1 companies, resulting in the value factor2 exposure detracting from Fund performance over the 12 months. As a result, the value factor was a negative driver of Fund performance during the fiscal year ended October 31, 2020, as value investments substantially trailed growth investments. In addition, the size factor3 was a negative driver of performance over the 12 months as small cap stocks underperformed large cap stocks. Overall, the negative performance derived from the value and size factor exposures was the primary source of the Underlying Index’s underperformance against the MSCI EM IMI Net Index by -8.87%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -63 basis points (“bps”)4, which is reflective of the Fund’s management fee (-59 bps), stock selection/futures (-12 bps), securities lending (+7 bps) and dividend tax differential (+1 bps).

[1]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[2]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[3]

The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

FlexShares® Currency Hedged	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Morningstar DM ex-US Factor Tilt Index Fund Ticker:  TLDH

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Net Asset Value)	-9.71%	-2.16%	3.29%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Market Price)	-10.11%	-2.30%	3.30%

Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM	-9.88%	-1.90%	3.38%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.84% and the net expense ratio is 0.44%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Developed Markets ex-US Factor Tilt Hedged Index (the “Underlying Index”). The Underlying Index is designed to (i) reflect the performance of a selection of companies that, in the aggregate, possess greater exposure to size and value factors relative to the Morningstar Developed Markets ex-US Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in developed-market countries, excluding the U.S., and (ii) to hedge the currency-related risk of the securities included in the Underlying Index against the U.S. dollar on a monthly basis. The Underlying Index seeks to achieve increased exposures to size and value factors, or a “factor tilt”, by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. As of October 31, 2020, there were 3,206 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on developed international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, developed international

FLEXSHARES ANNUAL REPORT	15

FlexShares® Currency Hedged	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Morningstar DM ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Developed international investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Developed international investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across developed markets continued to support overall investments. Developed international equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. Developed international markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

We believe that investors showed a preference for growth factor1 companies, resulting in the value factor2 exposure detracting from Fund performance over the 12 months. As a result, the value factor was a negative driver of Fund performance during the fiscal year ended October 31, 2020, as value investments substantially trailed growth investments. The size factor3 was a positive driver of performance over the 12 months as small cap stocks outperformed large cap stocks in developed international markets. Though the USD depreciated against most developed market currencies over the 12 months, the increased volatility in currencies resulted in the hedging of the underlying foreign currency exposure to be a positive driver of the Underlying Index’s performance. Overall, the positive impacts of the size factor and the currency hedge were not enough to offset the headwinds from the negative performance derived from the value exposure and the Underlying Index underperformed the MSCI World ex-USA IMI Index by -3.95%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +17 basis points (“bps”)4, which is reflective of the Fund’s management fee of -44 basis points, implementation of the currency hedge (+1 bps), tracking error of the Underlying Fund against its underlying index (+38 bps) and performance calculation differences between the Underlying Index and the Fund (+22 bps).

[1]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[2]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[3]

The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar® EM Factor Tilt Index Fund     Ticker:  TLEH

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Net Asset Value)	2.88%	-1.04%	4.70%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Market Price)	2.92%	-0.93%	4.71%

Morningstar® Emerging Markets Factor Tilt Hedged IndexSM	2.41%	0.09%	5.60%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.24% and the net expense ratio is 0.64%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Emerging Markets Factor Tilt Hedged Index (the “Underlying Index”). The Underlying Index is designed (i) to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to size and value factors relative to the Morningstar Emerging Markets Index (the “Parent Index”), a float-adjusted market-capitalization weighted index of companies incorporated in emerging market countries and (ii) to hedge the currency-related risk of the securities included in the Underlying Index against the U.S. dollar (“USD”) on a monthly basis. The Underlying Index seeks to achieve increased exposure to size and value factors, or a “factor tilt,” by adjusting the Parent Index’s constituent weights to achieve a slightly greater weight on companies with smaller market capitalizations or lower valuations, as determined by Morningstar, Inc. pursuant to its index methodology. As of October 31, 2020, there were 2,906 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares Morningstar® Emerging Markets Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on emerging market investments generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, emerging market investments moved higher as trade tensions eased between the

FLEXSHARES ANNUAL REPORT	17

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar® EM Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

United States and China following the announcement of the initial phase of a trade agreement. Emerging markets declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic and subsequent lockdown procedures threatened the global economy. Emerging market investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across emerging markets continued to support overall investments. Emerging market investments continued to move higher in Q3 on USD weakness and better than expected gross domestic product growth in China. Emerging market investments rose in October 2020, outperforming developed international markets, led by strength in investments tied to Chinese companies.

We believe that investors showed a preference for growth factor1 companies, resulting in the value factor2 exposure detracting from Fund performance over the 12 months. As a result, the value factor was a negative driver of Fund performance during the fiscal year ended October 31, 2020, as value investments substantially trailed growth investments. In addition, the size factor3 was a negative driver of performance over the 12 months as small cap stocks underperformed large cap stocks. Though the USD depreciated against most emerging market currencies over the 12 months, the increased volatility in currencies resulted in the hedging of the underlying foreign currency exposure to be a positive driver of the Underlying Index’s performance. Overall, the positive performance derived from the currency hedge was not enough to offset the negative performance derived from the value and size factor exposures resulting in the Underlying Index’s underperformance against the MSCI EM IMI Net Index by -5.23%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +47 basis points (“bps”)4, which is reflective of the Fund’s management fee (-64 bps), implementation of the currency hedge (+46 bps), tracking error of the of the Underlying Fund against its underlying index (+1 bps) and performance calculation differences between the Underlying Index and the fund (+64 bps).

[1]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[2]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[3]

The size factor is measured by a stock’s total capitalization—found by multiplying the current share price times all the outstanding shares of stock. Large cap generally means stocks with a total capitalization of $10 billion. Mid cap is between $2 billion and $10 billion. Small cap is less than $2 billion in total capitalization.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:   QLC

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Net Asset Value)	4.13%	5.60%	7.83%	9.00%

FlexShares US Quality Large Cap Index Fund Index Fund (Based on Market Price)	4.16%	5.49%	7.84%	9.00%

Northern Trust Quality Large Cap IndexSM	4.33%	5.80%	8.12%	9.29%

S&P 500 Index	9.71%	10.43%	11.71%	13.03%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Large Cap Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to a universe of publicly traded U.S. large-capitalization equity securities. The universe is comprised of the 600 largest companies in the Northern Trust 1250 Index, a float-adjusted market-capitalization weighted index of U.S. domiciled companies. As of October 31, 2020, there were 147 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S. economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large cap technology and consumer discretionary companies leading several equity indices higher. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political

FLEXSHARES ANNUAL REPORT	19

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

uncertainty tied to the November elections in the U.S. The decline in U.S. domestic investments continued into October 2020 as domestic COVID cases increased.

We believe that investors showed a preference for growth factor1 companies, resulting in the value factor2 exposure detracting from Fund performance over the 12 months. As a result, the value factor was a negative driver of Fund performance during the fiscal year ended October 31, 2020, as value investments substantially trailed growth investments. In addition, we believe that investors showed a preference for low quality factor3 companies, resulting in the high-quality factor exposure detracting from Fund performance over the 12 months. The momentum factor4 exposure of the Underlying Index was a positive driver of performance as positive momentum companies outperformed negative momentum companies over the 12 months. Overall, the positive exposure from momentum was not enough to offset the headwinds from the negative performance derived from the value and quality factor exposures, and the Underlying Index underperformed the S&P 500 Index by -5.38%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -20 basis points (“bps”)5, which is reflective of the management fee (-32 bps), stock selection/futures (+11 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[1]	The growth factor is based on a belief that the underlying company is anticipated to grow at a rate significantly above the average for the market.

[2]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	Momentum in a stock is described as the tendency for the stock price to continue rising if it is going up and to continue declining if it is going down.

[5]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® US ESG Impact Index Fund Ticker:   ESG

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	Fund Inception 7/13/2016

FlexShares STOXX® US ESG Impact Index Fund (Based on Net Asset Value)	11.40%	11.22%	13.11%

FlexShares STOXX® US ESG Impact Index Fund (Based on Market Price)	11.45%	11.20%	13.13%

STOXX® USA ESG Impact Index	11.02%	10.49%	12.43%

Russell 1000® Index	10.87%	10.63%	12.56%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.33% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Impact Index (“Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to environmental, social and governance (“ESG”) characteristics relative to the STOXX® USA 900 Index, a float adjusted market-capitalization weighted index of U.S.-incorporated companies. As of October 31, 2020, there were 272 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means that the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S., economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large cap technology and consumer discretionary companies leading U.S. investments higher overall. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political uncertainty tied to the November elections in the U.S. The decline in U.S. domestic

FLEXSHARES ANNUAL REPORT	21

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® US ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

investments continued into October 2020 as domestic COVID cases increased. The Underlying Index had a positive total return during the 12 months ended October 31, 2020 and outperformed domestic equity markets, as defined by the Russell 1000 Index, by 0.15%. The Underlying Index’s ESG-tilted approach led to beneficial overweight to the technology, consumer discretionary, consumer staples and communications sectors, while overweight to the energy and financials sectors detracted from performance. Likewise, the ESG tilt led to underweights to the real estate, industrials and utilities sectors that were positive drivers of performance but an underweight to healthcare that detracted from performance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +38 basis points (“bps”)1, which is reflective of the management fee (-32 bps), stock selection/futures (+11 bps) and dividend tax differential (+59 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

22	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Impact Index Fund Ticker:   ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	Fund Inception 7/13/2016

FlexShares STOXX® Global ESG Impact Index Fund (Based on Net Asset Value)	6.03%	6.85%	10.43%

FlexShares STOXX® Global ESG Impact Index Fund (Based on Market Price)	6.46%	6.94%	10.54%

STOXX® Global ESG Impact Index	6.11%	6.90%	10.43%

MSCI World Index	4.36%	5.97%	9.28%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.43% and the net expense ratio is 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Impact IndexSM (the “Underlying Index”) The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to environmental, social and governance (“ESG”) characteristics relative to the STOXX® Global 1800 Index, the parent index, a float-adjusted market-capitalization weighted index of companies incorporated in the U.S. or in developed international markets. As of October 31, 2020, there were 913 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. The Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on global investments (including U.S., developed and emerging markets) generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, global investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Global investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Global investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the globe continued to support overall investments. Global equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. Global markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

FLEXSHARES ANNUAL REPORT	23

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

STOXX® Global ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The Underlying Index had a positive total return during the 12 months ended October 31, 2020 and outperformed global equity markets, as defined by the MSCI World Index by 0.15%. The Underlying Index’s ESG-tilted approach led to beneficial overweight to the technology, consumer discretionary, consumer staples and communications sectors, while overweight to the energy and financials sectors detracted from performance. The ESG tilt led to underweights in the real estate, industrials, utilities and financial sectors that were positive contributors to performance, while underweights in healthcare and materials detracted from performance. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -8 basis points (“bps”)1, which is reflective of the management fee (-42 bps), stock selection/futures (-6 bps) and dividend tax differential (+40 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:   GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	-11.87%	-2.38%	4.52%	-0.37%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	-11.46%	-2.36%	4.60%	-0.34%

Morningstar® Global Upstream Natural Resources IndexSM	-11.39%	-1.91%	5.03%	-0.01%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.47% and the net expense ratio is 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Global Upstream Natural Resources IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.), as determined by Morningstar, Inc., the index provider, pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the index provider, pursuant to its index methodology. As of October 31, 2020, there were 120 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the first half of the fiscal year ended October 31, 2020, commodity and natural resources prices in many sectors were lower, driven first by concerns of slowing global growth and then driven dramatically lower as global demand crashed as economies shut down due to COVID-19 (“COVID”). Crude oil prices were down over 65% during the first half of the fiscal year1. Few sectors in commodities escaped the decline in demand and negative pricing pressures. Overall commodity prices rebounded in the second half of the fiscal year, however, as monetary and financial market support actions by global central banks and governments helped stabilize markets and demand while global economies slowly reopened during the summer of 2020. A weakening U.S. Dollar during the second half of the fiscal year helped mitigate some of the negative impact on natural resource prices for U.S. investors. The U.S. Dollar (DXY Index) had risen 1.7%

[1]	Source: Bloomberg, USCRWTIC Index, 10/31/2019 – 4/30/2020

FLEXSHARES ANNUAL REPORT	25

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

through April but then retreated nearly -5% to end the fiscal year -3.4% lower2.

Production cutbacks by the Organization of Petroleum Exporting Countries (OPEC) and other oil producers failed to stymie crude oil price declines. Due to the unprecedented decline in demand, the price of crude oil briefly went negative on April 20, 20203. With an absence of buyers and the inability, or unwillingness, to take delivery on expiring April futures contracts, crude oil prices fell to a negative $37 per barrel on West Texas Intermediate (“WTI”) crude. After rebounding from negative levels, WTI prices ended the fiscal year approximately -34% lower4. Natural gas prices were the sole bright spot in the energy sector, ending the fiscal year higher after years of negative price performance5, as the sector appears to have finally worked off excess supplies that had been depressing prices.

Overall industrial metals prices, such as nickel, zinc, copper and aluminum, were lower during the first half of the fiscal year. Prices recovered in the second half of the fiscal year as China’s economy reopened. Precious metals such as gold and silver posted strong price performance due to their use by many investors as a way to historically protect against global economic uncertainty. Additionally, precious metals’ specialized role in industrial/environmental applications drove a demand increase, especially for metals like palladium.

Grains were mostly higher for the fiscal year because supplies were down, as planting schedules were negatively affected by COVID and weather negatively affected multiple areas of global production. Protein prices (cattle, hogs, poultry, and fish) were negatively impacted by higher feed costs and declining demand from restaurants due to COVID-induced shutdowns. U.S. lumber prices posted strong price gains on housing demand and supply issues resulting from COVID- induced mill shutdowns and the 2020 forest fire season in North America.

For the 12-month period ended October 31, 2020, the Underlying Index outperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index, by 329 basis points (bps)6. Due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, there was limited to no exposure to underperforming downstream natural resource sectors. Detractors for the fiscal year included containers & packaging along with the metals & mining sectors. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -48 bps, which is reflective of the Fund’s management fee (-46 bps), futures (+1 bps), foreign dividend tax differential treatment (+5 bps), securities lending (+3 bps), security selection (-6 bps), transaction costs (-3 bps) and other expenses (-2 bps).

[2]	Source: Bloomberg, DXY Index (October 31, 2019 – October 31, 2020)

[3]	Source: Bloomberg, USCRWTIC Index (April 20, 2020).

[4]	Source: Bloomberg, DXY Index (October 31, 2019 – October 31, 2020).

[5]	Source: Bloomberg, NYMEX Index (October 31, 2019 – October 31, 2020)

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

26	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:   NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 10/8/2013

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Net Asset Value)	-6.23%	2.86%	4.94%	5.36%

FlexShares STOXX® Global Broad Infrastructure Index Fund (Based on Market Price)	-5.93%	2.98%	5.01%	5.41%

STOXX® Global Broad Infrastructure Index	-6.38%	2.72%	4.82%	5.26%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, offer broad exposure to publicly traded developed- and emerging-market infrastructure companies, including U.S. companies, as defined by STOXX Ltd. (“STOXX”) pursuant to its index methodology. Infrastructure companies generally include, without limitation, entities that own or operate location-specific capital-intensive assets characterized by high barriers to entry, essential services with inelastic demand, regulated pricing, and reliable or relatively stable revenue streams As of October 31, 2020, there were 179 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on global investments (including U.S., developed and emerging markets) generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, global investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Global investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Global investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the region continued to support overall investments. Global equities continued to advance in Q3, as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit

FLEXSHARES ANNUAL REPORT	27

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

negotiations. Global markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

The Underlying Index had a negative total return during the 12 months ended October 31, 2020, but outperformed the global infrastructure market, as defined by the S&P Global Infrastructure Index, by 10.41%. The Underlying Index’s exposures to the transportation, communication, social and utilities sectors positively contributed to its performance, while exposure to the energy infrastructure sector detracted from its performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +14 basis points (“bps”)1, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+9 bps), securities lending (+2 bps), dividend tax differential (+49 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:   GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	-20.29%	-3.14%	0.75%	3.23%

FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	-20.40%	-3.19%	0.75%	3.23%

Northern Trust Global Quality Real Estate IndexSM	-20.45%	-3.17%	0.73%	3.17%

FTSE EPRA/NAREIT Developed IndexSM	-22.93%	-2.40%	0.22%	1.89%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”) The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater exposure to quality, value and momentum factors relative to the Northern Trust Global Real Estate Index, the parent index, a float-adjusted market-capitalization weighted index of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts and real estate operating companies. In addition, the Underlying Index is designed to include companies with enhanced risk-return characteristics relative to the global publicly traded real-estate market by featuring quality, value and momentum risk premiums, which Northern Trust Investments, Inc. (“NTI”) believes have been historically demonstrated over a full market cycle. As of October 31, 2020, there were 131 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on global investments (including U.S., developed and emerging markets) generally traded lower. Over the course of the 12-month period, both the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, global investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Global investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Global investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the globe continued to support overall

FLEXSHARES ANNUAL REPORT	29

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

investments. Global equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. Global markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

The Underlying Index had a negative total return during the 12 months ended October 31, 2020, but outperformed the global equity real estate markets, as defined by the FTSE EPRA/NAREIT Developed Net Index, by 2.48%. The quality1 and momentum2 factor exposures of the Underlying Index were positive drivers of performance while the value3 factor exposure was a negative driver of performance. Overall, the positive exposure to quality and momentum offset the headwinds from the negative performance derived from the value exposure. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was 16 basis points (“bps”)4, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (+25 bps), securities lending (+2 bps), dividend tax differential (+35 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

[1]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[2]	Momentum in a stock is described as the tendency for the stock price to continue rising if it is going up and to continue declining if it is going down.

[3]	The value factor is based on a belief that stocks that are inexpensive relative to some measure of fundamental value outperform those that are pricier.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:   ASET

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	-12.45%	-0.05%	3.55%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	-12.54%	-0.15%	3.55%

Northern Trust Real Assets Allocation IndexSM	-12.34%	0.07%	3.67%

MSCI ACWI Index	4.89%	5.52%	8.30%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.04% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”). The Fund is a fund of funds and seeks its investment objective by investing primarily in the shares of other FlexShares® ETFs (together, the “Underlying Funds”) that are eligible for inclusion in the Underlying Index, rather than in securities of individual companies. The Underlying Funds themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Real assets are defined by the index provider as physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. Each Underlying Fund has its own risk profile and will contribute differently to the overall risk profile of the Fund. Each of the Underlying Funds invests in equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.). Certain of the Underlying Funds may invest in publicly traded units of master limited partnerships and real estate investment trusts. As of October 31, 2020, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective and to manage the Fund.

During the 12 months ended October 31, 2020, prices on global investments (including U.S., developed and emerging markets) generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, global investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns. Global investments became volatile and declined sharply

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. Global investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the globe continued to support overall investments. Global equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. Global markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

The Underlying Index had a negative total return during the 12 months ended October 31, 2020 and underperformed the global equity markets, as defined by the MSCI All Country World Index (ACWI) by 5.23%. The Underlying Index underperformed due to a greater allocation to real estate and infrastructure relative to its natural resource allocations. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -11 basis points (“bps”)1, which is largely reflective of the Fund’s management fee (-57 bps) and a reimbursement amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in the Underlying Fund (+46 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:   QDF

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	-2.98%	4.17%	7.27%	10.52%

FlexShares Quality Dividend Index Fund (Based on Market Price)	-2.98%	4.18%	7.27%	10.53%

Northern Trust Quality Dividend IndexSM	-2.17%	4.78%	7.88%	11.08%

Russell 1000® Index	10.87%	10.63%	11.78%	13.56%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the Northern Trust Quality Dividend Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”).1 In addition, the Underlying Index is designed to select companies from the Parent Index that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is similar to that of the Parent Index. As of October 31, 2020, there were 129 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the issues that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index comprised of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (“S&P”) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S. economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large cap technology and consumer discretionary companies leading U.S. investments higher overall. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political uncertainty tied to the November elections in the U.S. The decline in U.S. domestic investments continued into October 2020 as domestic COVID cases increased.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was once again perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2020, as higher-yielding investments substantially trailed growth investments. The quality focus factor3 of the Fund’s Underlying Index was a positive driver of performance, however, for the 12-month period as investors showed a preference for higher quality companies within the universe of dividend-paying U.S. companies. Overall, the positive performance derived from the quality exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the Russell 1000 Index by -13.04%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12-month period was -81 basis points (“bps”)4, which is reflective of the management fee (-37 bps), stock selection/futures (-45 bps), securities lending (+2 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:   QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	-4.45%	4.98%	7.56%	10.61%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	-4.43%	5.00%	7.57%	10.62%

Northern Trust Quality Dividend Defensive IndexSM	-4.25%	5.64%	8.14%	11.19%

Russell 1000® Index	10.87%	10.63%	11.78%	13.56%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Defensive Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that in aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is lower in relation to the Parent Index. As of October 31, 2020, there were 136 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S. economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large cap technology and consumer discretionary companies leading U.S. investments higher overall. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political uncertainty tied to the November elections in the U.S. The decline in U.S. domestic investments continued into October 2020 as domestic COVID cases increased.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was once again perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2020, as higher-yielding investments substantially trailed growth investments. The quality focus factor3 of the Fund’s Underlying Index was a positive driver of performance for the 12-month period as investors showed a preference for higher quality companies within the dividend-paying universe. The Underlying Index’s lower beta exposure was a negative driver of performance, as higher beta companies generally fared better than lower beta companies. Overall, the positive performance derived from the quality exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks and the Underlying Index’s lower beta exposure. Consequently, the Underlying Index underperformed the Russell 1000 Index by -15.12%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -20 basis points (“bps”)4, which is reflective of the management fee (-37 bps), stock selection/futures (+17 bps), securities lending (+1 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:   QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	0.86%	5.02%	8.01%	10.68%

FlexShares Quality Dividend Dynamic Index Fund (Based on Market Price)	0.91%	5.07%	8.05%	10.69%

Russell 1000® Index	10.87%	10.63%	11.78%	13.56%

Northern Trust Quality Dividend Dynamic IndexSM	1.08%	5.28%	8.31%	11.03%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Quality Dividend Dynamic Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust 1250 Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is higher in relation to the Parent Index. As of October 31, 2020, there were 155 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on U.S. investments were volatile and many declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. By the end of the fiscal year, however, prices on U.S. investments generally were trading higher. Up through Q4 of 2019, U.S. investments moved higher as trade tensions between the U.S. and China de-escalated with the announcement of the initial phase of a trade deal, halting new tariffs planned by the United States. Domestic U.S. investments were increasingly volatile overall in Q1 as the

[1]	Northern Trust 1250 Index is a float-adjusted market-capitalization weighted index of U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	37

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

COVID pandemic spread around the globe. The U.S. Federal Reserve Bank cut interest rates to near zero while enacting new quantitative easing measures, and Congress announced fiscal stimulus to dampen the effects of the shutdown on the U.S. economy and financial markets. U.S. domestic investments rebounded in Q2 as lockdown measures eased in the U.S. with a handful of large cap technology and consumer discretionary companies leading U.S. investments higher overall. The rally in U.S. domestic investments continued into Q3 of 2020 despite a decline late in the quarter due to rising COVID cases in Europe and political uncertainty tied to the November elections in the U.S. The decline in U.S. domestic investments continued into October 2020 as domestic COVID cases increased.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was once again perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2020, as higher-yielding investments substantially trailed growth investments. The quality focus factor3 of the Fund’s Underlying Index was a positive driver of performance for the 12-month period as investors showed a preference for higher quality companies within the dividend-paying universe. The Underlying Index’s higher beta exposure was a positive driver of performance, as higher beta companies generally fared better than lower beta companies. Overall, the positive performance derived from the quality exposure and the Underlying Index’s higher beta exposure was not enough to offset the negative performance, however, derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the Russell 1000 Index by -9.79%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -22 basis points (“bps”)4, which is reflective of the management fee (-37 bps), stock selection/futures (+14 bps), and securities lending (+1 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund Ticker:   IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	-8.94%	-4.04%	1.67%	1.17%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	-8.93%	-4.13%	1.84%	1.18%

MSCI ACWI ex USA Index	-2.61%	-0.19%	4.26%	3.36%

Northern Trust International Quality Dividend IndexSM	-8.64%	-3.95%	1.91%	1.51%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies form the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is similar to the Parent Index.

As of October 31, 2020, there were 215 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, international investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming

[1]	The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	39

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

from the announced U.S.-China trade agreement allayed investors’ concerns. International investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. International and emerging market investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the developed and emerging markets continued to support overall investments. International equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. International markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

Emerging market investments continued to move higher in Q3 on USD weakness and better than expected gross domestic product growth in China. Emerging market investments rose in October 2020, outperforming developed international markets, led by strength in investments tied to Chinese companies.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was once again perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2020, as higher-yielding investments substantially trailed growth investments. The quality focus factor3 of the Fund’s Underlying Index was a positive driver of performance, however, for the 12-month period as investors showed a preference for higher quality companies within the dividend-paying universe. Overall, the positive performance derived from the quality exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the MSCI ACWI ex USA Index by -6.03%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was -30 basis points (“bps”)4, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+12 bps) and securities lending (+5 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:   IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	-8.92%	-4.09%	1.16%	0.58%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	-8.88%	-4.26%	1.32%	0.58%

Northern Trust International Quality Dividend Defensive IndexSM	-8.60%	-3.91%	1.45%	1.09%

MSCI ACWI ex USA Index	-2.61%	-0.19%	4.26%	3.36%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is lower in relation to the Parent Index. As of October 31, 2020, there were 196 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, international investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade agreement allayed investors’ concerns.

[1]	The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	41

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

International investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. International and emerging market investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the developed and emerging markets continued to support overall investments. International equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. International markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

Emerging market investments continued to move higher in Q3 on USD weakness and better than expected gross domestic product growth in China. Emerging market investments rose in October 2020, outperforming developed international markets, led by strength in investments tied to Chinese companies.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was once again perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2020, as higher-yielding investments substantially trailed growth investments. The quality focus factor3 of the Fund’s Underlying Index was a positive driver of performance, however, for the 12-month period as investors showed a preference for higher quality companies within the dividend-paying universe. The Underlying Index’s lower beta exposure was not a meaningful contributor to performance. Overall, the positive performance derived from the quality exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the MSCI ACWI ex USA Index by -5.99%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was

-32 basis points (“bps”)4, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+10 bps), securities lending (+6 bps) and dividend tax differential (-1 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

42	FLEXSHARES ANNUAL REPORT

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:   IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	-6.99%	-2.82%	2.99%	2.55%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	-7.03%	-2.85%	3.22%	2.59%

Northern Trust International Quality Dividend Dynamic IndexSM	-6.56%	-2.58%	3.33%	2.99%

MSCI ACWI ex USA Index	-2.61%	-0.19%	4.26%	3.36%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Dynamic Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of a selection of companies that, in aggregate, possess greater financial strength and stability characteristics relative to the Northern Trust International Large Cap Index (the “Parent Index”)1. In addition, the Underlying Index is designed to select companies from the Parent Index that have enhanced risk return characteristics and that in the aggregate have the potential to generate income in excess of the income generated by securities in the Parent Index with a beta2 that is higher in relation to the Parent Index. As of October 31, 2020, there were 182 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

During the 12 months ended October 31, 2020, prices on international investments generally traded lower. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the falling of the USD. Through Q4 of 2019, international investments moved higher as improving economic conditions in Europe and easing geopolitical tensions stemming from the announced U.S.-China trade

[1]	The Northern Trust International Large Cap Index is a float-adjusted market capitalization weighted index of non-U.S. domiciled large- and mid-capitalization companies.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	43

FlexShares® International	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

agreement allayed investors’ concerns. International investments became volatile and declined sharply in Q1 of 2020 as the COVID-19 (“COVID”) pandemic spread and investors feared a global recession. International and emerging market investments rebounded in Q2 as lockdown measures were eased and fiscal and monetary stimulus across the developed and emerging markets continued to support overall investments. International equities continued to advance in Q3 as the strength of Asia Pacific equity markets and a weakening USD offset concerns in Europe regarding stalled Brexit negotiations. International markets fell in October 2020 as several countries reintroduced lockdown measures to control resurgent COVID infection rates.

Emerging market investments continued to move higher in Q3 on USD weakness and better than expected gross domestic product growth in China. Emerging market investments rose in October 2020, outperforming developed international markets, led by strength in investments tied to Chinese companies.

The Underlying Index’s exposure to equities that traditionally have derived some of their market value from their overall higher yield levels versus the broader market was once again perceived by investors as a negative influence, as the top dividend yielding stocks underperformed non-dividend paying stocks during the 12 months ended October 31, 2020, as higher-yielding investments substantially trailed growth investments. The quality focus factor3 of the Fund’s Underlying Index was a positive driver of performance, however, for the 12-month period as investors showed a preference for higher quality companies within the dividend-paying universe. The Underlying Index’s higher beta exposure was a positive driver of performance, as higher beta companies generally fared better than lower beta companies in the subsequent international equities markets recovery from their March lows. Overall, the positive performance derived from the quality exposure and the Underlying Index’s higher beta exposure was not enough to offset the negative performance derived from investor preference for non-dividend paying stocks. Consequently, the Underlying Index underperformed the MSCI ACWI ex USA Index by -3.95%. Tracking difference between the

Fund’s NAV and the Underlying Index’s total return for the 12-month period was -43 basis points (“bps”)4, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-1 bps), securities lending (+6 bps) and dividend tax differential (-1 bps).

[3]	The quality factor is based on a belief that there are a set of clearly defined fundamental criteria that seek to identify companies with outstanding financial characteristics.

[4]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

44	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:   TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	5.81%	3.53%	2.70%	1.45%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	5.85%	3.53%	2.71%	1.45%

iBoxx 3-Year Target Duration TIPS Index	6.20%	3.72%	2.88%	1.61%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration,1 as defined by IHS Markit as the index provider, of approximately three years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least one year but not more than ten years from an index rebalancing date. As of October 31, 2020, there were 21 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to achieve the Fund’s investment objective. NTI uses replication to manage the Fund but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

In addition to reducing the overnight rate, the Fed implemented a number of actions throughout March 2020 to support the economy and markets during the COVID-induced economic slowdown. The U.S. Treasury yield curve2 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near-and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FLEXSHARES ANNUAL REPORT	45

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps).3

For the fiscal year ended October 31, 2020, the Consumer Price Index4 ended the year lower at 1.2%, down from 1.8% in the fiscal year ended October 31, 2019. Inflation in the prices for food, shelter and medical services offset negative impacts from prices for energy, apparel and transportation services, which faced significant headwinds from COVID demand reduction. Energy commodities faced additional pressure from increasing supply, as the oil industry dealt with a market share war that drove prices lower.

During the fiscal year, real yields5 fell on lower nominal treasury yields. Short-term real yields fell more than long-term yields in conjunction with the FOMC decision to cut the Federal funds rate. 1-year real yields fell 132 bps, while the 5-, 10-, and 30-year real yields were lower by 128bps, 97bps, 77bps, respectively.6

Declining real interest rates paired with modestly higher inflation expectations during the fiscal year led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS 1-10 Year Index by 0.96% due to lower duration positioning of the Underlying Index against the backdrop of falling real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -39bps, reflective of the Fund’s management fee (-18bps), duration and curve positioning (+1bps), security and sector selection (-11bps), intra-day trading and pricing differences (-9bps), and other factors (-2bps).

[3]

Source: Bloomberg, In this analysis we are making a comparison between the difference in the interest rates of the 1-month, 1-year, 2-year, 5-year, 10-year and 30-year maturities nominal Treasury rates using data available as of January 1, 2020 and October 31, 2020.

[4]

The Consumer Price Index (CPI) is the raw inflation figure as released monthly by the Bureau of Labor Statistics. The CPI calculates the cost to purchase a fixed basket of goods, as a way of determining how much inflation is occurring in the broad economy.

[5]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[6]

Bloomberg, In this analysis we are making a comparison between the difference in the real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of January 1, 2020 and October 31, 2020.

46	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:   TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	8.39%	5.03%	3.98%	2.32%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	8.47%	5.03%	3.94%	2.32%

iBoxx 5-Year Target Duration TIPS Index	8.80%	5.26%	4.13%	2.48%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration,1 as defined by IHS Markit, as the index provider, of approximately five years. The Underlying Index includes publicly issued TIPS that have maturity dates of at least three years but not more than twenty years from an index rebalancing date.As of October 31, 2020, there were 26 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. Treasury yields were generally lower during the fiscal year ended October 31, 2020 driven by the negative impact of COVID-19 (“COVID”) on the U.S. economy and subsequent monetary policy response from the U.S. Federal Reserve Bank (“Fed”). In early March 2020, at its regularly scheduled Federal Open Market Committee (“FOMC”) meeting, the Fed lowered the overnight rate by 50 basis points (bps)2 to 1.00%-1.25% and then by 100 bps to 0.00%-0.25% during an emergency meeting in mid-March.

In addition to reducing the overnight rate, the Fed implemented a number of actions throughout March 2020 to support the economy and markets during the COVID-induced economic slowdown. The U.S.

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

FLEXSHARES ANNUAL REPORT	47

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Treasury yield curve2 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near-and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps).3

For the fiscal year ended October 31, 2020, the Consumer Price Index4 ended the year lower at 1.2%, down from 1.8% in the fiscal year ended October 31, 2019. Inflation in the prices for food, shelter and medical services offset negative impacts from prices for energy, apparel and transportation services, which faced significant headwinds from COVID demand reduction. Energy commodities faced additional pressure from increasing supply, as the oil industry dealt with a market share war that drove prices lower.

During the fiscal year, real yields5 fell on lower nominal treasury yields. Short-term real yields fell more than long-term yields in conjunction with the FOMC decision to cut the Federal funds rate. 1-year real yields fell 132 bps, while the 5-, 10-, and 30-year real yields were lower by 128bps, 97bps, 77bps, respectively.6

Declining real interest rates, paired with modestly higher inflation expectations during the fiscal year, led to positive total return performance for both the Fund and the Underlying Index. For the 12-month period, the Underlying Index underperformed the Bloomberg Barclays U.S. TIPS Index by 0.30% due mostly to lower duration positioning of the Underlying Index against the backdrop of falling real interest rates. Tracking difference between the Fund’s NAV and the Underlying Index for the 12-month period was -41bps, reflective of the Fund’s management fee (-18bps), duration and curve positioning (-3bps), security and sector selection (-7bps), intra-day trading and pricing differences (-9bps), and other factors (-4bps).

[3]

Source: Bloomberg, In this analysis we are making a comparison between the difference in the interest rates of the 1-month, 1-year, 2-year, 5-year, 10-year and 30-year maturities nominal Treasury rates using data available as of January 1, 2020 and October 31, 2020.

[4]

The Consumer Price Index (CPI) is the raw inflation figure as released monthly by the Bureau of Labor Statistics. The CPI calculates the cost to purchase a fixed basket of goods, as a way of determining how much inflation is occurring in the broad economy.

[5]	A real yield is the yield to the investor that has been adjusted to remove the effects of inflation.

[6]

Bloomberg, In this analysis we are making a comparison between the difference in the real yield rates of the 1-year, 5-year, 10-year and 30-year maturities using data available as of January 1, 2020 and October 31, 2020.

48	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund Ticker:   MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	5.19%	3.56%	2.64%	2.54%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	5.19%	3.59%	2.57%	2.54%

ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities Index	4.92%	3.91%	2.98%	2.91%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the average effective duration1 of the portfolio of MBS represented in the Underlying Index was between 3.25 and 4.25 years. As of October 31, 2020, there were 167 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

U.S. Treasury yields were lower during the fiscal year driven primarily by the negative impact of COVID-19 (“COVID”) on the U.S. economy and subsequent monetary policy response from the U.S. Federal Reserve Bank (“Fed”). In early March at its regularly scheduled Federal Open Market Committee (“FOMC”) meeting, as the Federal and State governments implemented mitigation actions against the spread of the virus, the FOMC lowered the overnight rate by 50 basis points (bps)2 to 1.00% -1.25% and then by an additional 100 bps to 0.00% -0.25% during an unscheduled meeting on March 15, 2020.

In addition to reducing the overnight rate, the Fed implemented a number of policies

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	49

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and programs to support the economy and markets during the COVID induced economic slowdown. The Fed implemented quantitative easing securities purchases, acquiring as of October 31, 2020, $1.99 trillion of U.S. Treasuries and $1.22 trillion of agency mortgage backed securities.3 As of October 28, 2020, the Fed’s balance sheet has grown by roughly $3.1 trillion, to $7.1 trillion, since October 30, 2019.4 The Fed provided additional support in the form of programs designed to address a dearth of market liquidity in multiple fixed income markets. The Fed announced programs to support primary dealers, the money market fund sector, the commercial paper market, the corporate bond market (both investment grade and high yield segments) and the term asset backed securities sector.

The U.S. Treasury yield curve5 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near- and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps).

Prompted by lower interest rates, refinancing activity, housing sales and mortgage applications began to surge April 2020, as average 30-year mortgage rates (Freddie Mac Index) fell from 3.78% to 2.81% during the fiscal year6. Despite the slowdown in March and April, existing home sales managed a 1.5% increase during the fiscal year, while new home sales were robust, increasing 18.5% 7. The Federal Housing Finance Agency Home Purchase Price Index saw robust gains in housing prices with a year-over-year increase of roughly 8.0% versus 5.4% and 6.0% in the fiscal years ended October 31, 2019 and October 31, 2018, respectively8.

During the fiscal year ended October 31, 2020, the Fund’s total returns came from positive income generated from its portfolio securities and by rising prices of portfolio securities from lower Treasury yields, while widening mortgage credit spreads negatively impacted Fund returns. For the 12-month period, the Underlying Index outperformed the market-weighted MBS market, as defined by the Bloomberg Barclays Capital U.S. MBS Index (“MBS Index”) by 1.24% due to the Underlying Index’s exposure to a selection of higher coupon, more seasoned MBS securities and a longer average portfolio duration compared to the MBS Index. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the 12-month period was +27 bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-21 bps), pricing differences (+69 bps), yield curve positioning (+3 bps), sector allocation (-1 bps), security selection (-2 bps) and other factors (-1 bps).

[3]	Source: BofA Securities, BofA Global Research, November 2, P2020.

[4]	Source: S Louis Federal Reserve Bank, FRED Database.

[5]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

[6]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. 1 November 2019 through 31 October 2020.

[7]	Source: Bloomberg. National Association of Realtors. Existing Home Sales. 1 November 2019 through 31 October 2020.

[8]	Source: Bloomberg. Federal Housing Finance Agency Home Purchase Price Index. 1 November 2017 through 31 October 2020.

50	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:   SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2020

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	7.20%	5.45%	4.58%	4.27%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	7.22%	5.36%	4.55%	4.27%

Hybrid Northern Trust Credit-Scored US Corporate Bond IndexSM/Northern Trust US Corporate Bond Quality Value IndexSM*	7.86%	5.94%	5.00%	4.67%

Bloomberg Barclays Intermediate U.S. Corporate Index	6.15%	5.09%	4.51%	4.12%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

During the fiscal year, the Fund changed its investment objective and investment strategy. Through April 30, 2020, the Fund sought investment results that corresponded generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Corporate Bond IndexSM (“Previous Underlying Index”). Effective May 1, 2020, the Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Corporate Bond Quality Value IndexSM (the “New Underlying Index”). The securities included in each Underlying Index were a subset of the securities included in the Northern Trust US Investment Grade Corporate Bond IndexSM (the “Parent Index”), which is a market-capitalization weighted index comprised of US dollar-denominated investment grade corporate bonds. The Fund invested in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds were included in the Underlying Index. The Previous Underlying Index began with the Parent Index and followed a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) acting in its capacity as index provider (the “Index Provider”). The New Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints to optimize the Index’s exposure to a combined proprietary value score and a proprietary quality score, as determined by the Index Provider. As of October 31, 2020, there were 2,677 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

FLEXSHARES ANNUAL REPORT	51

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Intermediate-term1 credit spreads2 trended lower through mid-February 20203 then widened significantly until late March 2020.4 We believe investors’ uncertainty over the COVID economic shutdowns drove average intermediate-term option adjusted spreads (“OAS”)5 to 381 bps6 in comparison to comparable maturing Treasury securities in March 2020 from 84 bps at the beginning of the fiscal year.7 By late March, once the Fed announced programs to support credit markets, average intermediate-term OAS declined through the end of the fiscal year as investors weighed potential impacts from the U.S. election and COVID developments.8

During the fiscal year, the Fund outperformed the Bloomberg Barclays Capital Intermediate U.S. Corporate Bond Index by 108 bps due to the longer average duration9 positioning and sector allocation of the Underlying Index. During the first half of the fiscal year, the longer average duration aided Fund performance as Treasury yields declined significantly. During the second half of the fiscal year, overweight allocations to financials, real estate investment trusts (“REIT”), banking, energy and consumer cyclicals added to Fund performance. The longer duration which helped during the first half of the fiscal year, however, detracted from performance during the second half of the year. Exposure to lower rated credit securities also detracted from overall performance. The tracking difference between the Fund’s NAV and the Underlying Index’s return for the fiscal year was -65 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-46 bps), pricing differences (-130 bps), sector and security selection (+138 bps), yield curve positioning (-4 bps) and other factors (-1 bp).

[1]	Intermediate-term bonds typically mature between 5–10 years.

[2]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[3]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of intermediate-term investment grade corporate bonds using data available as of Jan 2, 2020 – February 15, 2020.

[4]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of intermediate-term investment grade corporate bonds using data available as of February 15, 2020 – March 31, 2020.

[5]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[6]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[7]

Bloomberg, In this analysis we are making a comparison between the difference of the rate spread of intermediate-term investment grade corporate bond rates and comparable nominal Treasury rates using data available as of November 1, 2019 – October 31, 2020.

[8]

Bloomberg, In this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available as of March 31, 2020 – October 31, 2020.

[9]

Average duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

52	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:   LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2020

*

The hybrid index performance information reflects the performance of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (Previous Index) through April 30, 2020 and the Northern Trust US Long Corporate Bond Quality Value IndexSM thereafter. The Previous Index terminated as of May 1, 2020.

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	10.34%	8.71%	8.66%	8.59%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	10.57%	8.54%	8.49%	8.55%

Hybrid Northern Trust Credit-Scored US Long Corporate Bond IndexSM/Northern Trust US Long Corporate Bond Quality Value IndexSM*	11.82%	9.57%	9.38%	9.29%

Bloomberg Barclays Long U.S. Corporate Index	8.60%	8.30%	8.64%	8.55%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.23% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

During the fiscal year, the Fund changed its investment objective and investment strategy. Through April 30, 2020, the Fund sought investment results that corresponded generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (“Previous Underlying Index”). Effective May 1, 2020, the Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust US Long Corporate Bond Quality Value IndexSM (the “New Underlying Index”). The securities included in each Underlying Index were a subset of the securities included in the Northern Trust US Investment Grade Long Corporate Bond IndexSM (the “Parent Index”), which is a market-capitalization weighted index comprised of US dollar-denominated investment grade corporate bonds. The Fund invested in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds were included in the Underlying Index. The Previous Underlying Index began with the Parent Index and followed a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) acting in its capacity as index provider (the “Index Provider”). The New Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints to optimize the Index’s exposure to a combined proprietary value score and a proprietary quality score, as determined by the Index Provider. As of October 31, 2020, there were 1,341 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

In general, U.S. Treasury yields were lower during the fiscal year driven primarily by the negative impact of COVID-19 (“COVID”) on the U.S. economy and subsequent mone-

FLEXSHARES ANNUAL REPORT	53

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

tary policy response from the U.S. Federal Reserve (“Fed”). In early March, at its regularly scheduled Federal Open Market Committee (“FOMC”) meeting, as the Federal and State governments implemented mitigation actions against the spread of the virus, the FOMC lowered the overnight rate by 50 basis points (bps)1 to 1.00%-1.25% and then by an additional 100 bps to 0.00%-0.25% during an unscheduled meeting on March 15, 2020.

In addition to reducing the overnight rate, the Fed implemented a number of policies and programs to support the economy and markets during the COVID induced economic slowdown. The Fed implemented quantitative easing securities purchases, acquiring as of October 31, 2020, $1.99 trillion of U.S. Treasuries and $1.22 trillion of agency mortgage backed securities.2 As of October 28, 2020, the Fed’s balance sheet has grown by roughly $3.1 trillion, to $7.1 trillion, since October 30, 2019.3 The Fed provided additional support in the form of programs designed to address a dearth of market liquidity in multiple fixed income markets. The Fed announced programs to support primary dealers, the money market fund sector, the commercial paper market, the corporate bond market (both investment grade and high yield segments) and the term asset backed securities sector.

The U.S. Treasury yield curve4 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near- and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps).

Long-term5 credit spreads6 trended lower through mid-February 20207 then widened significantly until late March 2020.8 We believe investors’ uncertainty over the COVID economic shutdowns drove average long-term option adjusted spreads (“OAS”)9 to 359 bps in comparison to comparable maturing Treasury securities in March 2020 from 159 bps at the beginning of the fiscal year.10 By late March, once the Fed announced programs to support credit markets, average long-term OAS declined through the end of the fiscal year as investors weighed potential impacts from the U.S. election and COVID developments.11

During the fiscal year ended October 31, 2020, the Fund outperformed the Bloomberg Barclays Capital Long U.S. Corporate Bond Index by 320 bps. Positive return contribution for the Underlying Index came from slightly longer portfolio duration along with underweights to the utility and consumer non-cyclical sectors. Overweight to financials and communications also contributed positively to performance, as did security selection in the financials, consumer non-cyclical and technology sectors. Exposure to lower rated credit securities detracted from overall performance. The tracking difference between the Fund’s NAV and the Underlying Index’s return for the period was -148 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-75 bps), pricing differences (+11 bps), sector and security selection (-55 bps), yield curve positioning (+3 bps) and other factors (-10 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[2]	Source: BofA Securities, BofA Global Research, November 2, 2020.

[3]	Source: St Louis Federal Reserve Bank, FRED Database.

[4]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

[5]	Long-term bonds typically mature above 25 years.

[6]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[7]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of long-term investment grade corporate bonds using data available as of Jan 2, 2020 – February 15, 2020.

[8]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of long-term investment grade corporate bonds using data available as of February 15, 2020 – March 31, 2020.

[9]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[10]

Bloomberg, In this analysis we are making a comparison between the difference of the rate spread of long-term investment grade corporate bond rates and comparable nominal Treasury rates using data available as of November 1, 2019 – October 31, 2020.

[11]

Bloomberg, In this analysis we are making a comparison between the difference of the Option Adjusted Spread of long-term investment grade corporate bonds using data available as of March 31, 2020 – October 31, 2020.

54	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund Ticker:   HYGV

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	Fund Inception 7/17/2018

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Net Asset Value)	3.07%	4.63%

FlexShares High Yield Value-Scored US Bond Index Fund (Based on Market Price)	3.12%	4.72%

Northern Trust High Yield Value-Scored US Corporate Bond Index	5.89%	6.25%

ICE BofA Merrill Lynch® US High Yield Index	2.54%	4.79%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust High Yield Value-Scored US Corporate Bond Index (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of US-dollar denominated high yield corporate bonds that seeks a higher total return than the overall high yield corporate bond market, as represented by the Northern Trust High Yield US Corporate Bond Index (the “Parent Index”).1 The securities included in the Underlying Index are a subset of the securities included in the Parent Index. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and weight securities, subject to certain constraints, to optimize exposure to a proprietary value score, as determined by Northern Trust Investments, Inc. (“NTI”), acting in its capacity as index provider (“Index Provider”). As of October 31, 2020, there were 963 issues in the Underlying Index. NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund. This means the Fund may or may not hold all of the securities that are included in the Underlying Index.

In general, U.S. Treasury yields were lower during the fiscal year driven primarily by the negative impact of COVID-19 (“COVID”) on the U.S. economy and subsequent monetary policy response from the U.S. Federal Reserve (“Fed”). In early March, at its regularly scheduled Federal Open Market Committee (“FOMC”) meeting, as the Federal and State governments implemented mitigation actions against the spread of the virus, the FOMC lowered the overnight rate by 50 basis points (bps)2 to 1.00%-1.25% and then by an additional 100 bps to 0.00%-0.25% during an unscheduled meeting on March 15, 2020.

In addition to reducing the overnight rate, the Fed implemented a number of policies

[1]	The Northern Trust High Yield US Corporate Bond Index is a market capitalization weighted index comprised of U.S. dollar-denominated high yield corporate bonds.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	55

FlexShares® High Yield	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Value-Scored Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and programs to support the economy and markets during the COVID induced economic slowdown. The Fed implemented quantitative easing securities purchases, acquiring as of October 31, 2020, $1.99 trillion of U.S. Treasuries and $1.22 trillion of agency mortgage backed securities.3 As of October 28, 2020, the Fed’s balance sheet has grown by roughly $3.1 trillion, to $7.1 trillion, since October 30, 2019.4 The Fed provided additional support in the form of programs designed to address a dearth of market liquidity in multiple fixed income markets. The Fed announced programs to support primary dealers, the money market fund sector, the commercial paper market, the corporate bond market (both investment grade and high yield segments) and the term asset backed securities sector.

The U.S. Treasury yield curve5 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near- and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps).

High Yield6 credit spreads7 trended lower during the first quarter of the fiscal year 8 then widened significantly until late March 2020.9 We believe that investors’ uncertainty over the COVID economic shutdowns widened High Yield option adjusted spreads (“OAS”).10 Between February 18 and March 23, 2020, the option adjusted spreads (OAS) of the ICE BofA US High Yield Index widened 726 bps to 1,087 bps.11 By late March, however, once the Fed announced programs to support credit markets, investors continued their search for income for their portfolios despite increased concerns over the potential for slowing economic growth and the potential for increases in high yield credit defaults. We believe this increased demand caused average long-term OAS to decline through the end of the fiscal year as investors weighed potential impacts from the U.S. election and COVID developments.12 Market conditions became extremely stressed as trading liquidity and security pricing transparency were severely challenged. In March 2020, the Fed announced primary and secondary market programs that allowed the Fed to purchase investment grade, high yield bonds and exchange-traded funds in an effort to support and stabilize U.S. corporate credit markets.

For the 2020 fiscal year, the Underlying Index outperformed the ICE BofA US High Yield Index by +335 bps, due to rebalancing timing as well as sector allocation and security selection of the Underlying Index. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -282 bps, which is reflective of the Fund’s management fee (-37 bps), trading costs and fees (+35 bps), pricing differences (-117 bps), yield curve positioning (+11 bps) sector allocation (+5bps) and security selection (-180 bps), and other factors (+1 bp). Pricing differences and security selection tracking error was impacted by NTI’s decision to restrict the Fund’s portfolio rebalancing in March and April 2020 due to severe market conditions.

[3]	Source: BofA Securities, BofA Global Research, November 2, 2020.

[4]	Source: St Louis Federal Reserve Bank, FRED Database.

[5]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

[6]	High Yield are fixed income securities that are rated in the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

[7]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[8]	Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of High Yield corporate bonds using data available as of Jan 2, 2020 – March 31, 2020.

[9]	Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of High Yield corporate bonds using data available as of February 15, 2020 – March 31, 2020.

[10]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[11]

Bloomberg, In this analysis we are making a comparison between the difference of the rate spread of High Yield corporate bond rates and comparable nominal Treasury rates using data available as of February 18, 2020 – March 23, 2020.

[12]	Bloomberg, In this analysis we are making a comparison between the difference of the Option Adjusted Spread of High Yield corporate bonds using data available as of March 31, 2020 – October 31, 2020.

56	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:   RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	5 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	2.18%	2.40%	1.91%	1.44%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	2.17%	2.42%	1.90%	1.44%

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.79%	1.58%	1.13%	0.71%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund attempts to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average effective duration1 of the Fund will vary based on the Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

In general, U.S. Treasury yields were lower during the fiscal year driven primarily by the negative impact of COVID-19 (“COVID”) on the U.S. economy and subsequent monetary policy response from the U.S. Federal Reserve (“Fed”). In early March, at its regularly scheduled Federal Open Market Committee (“FOMC”) meeting, as the Federal and State governments implemented mitigation actions against the spread of the virus, the FOMC lowered the overnight rate by 50 basis points (bps)2 to 1.00% -1.25% and then by an additional 100 bps to 0.00% -0.25% during an unscheduled meeting on March 15, 2020.

In addition to reducing the overnight rate, the Fed implemented a number of policies

[1]

Average effective duration provides a measure of a fund’s interest-rate sensitivity and the longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Duration also gives an indication of how a fund’s NAV will change as interest rates change. A fund with a five-year duration would be expected to lose 5% of its NAV if interest rates rose by 1 percentage point, or gain 5%, if interest rates fell by 1 percentage point. Morningstar surveys fund companies for this information.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	57

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and programs to support the economy and markets during the COVID induced economic slowdown. The Fed implemented quantitative easing securities purchases, acquiring as of October 31, 2020, $1.99 trillion of U.S. Treasuries and $1.22 trillion of agency mortgage backed securities.3 As of October 28, 2020, the Fed’s balance sheet has grown by roughly $3.1 trillion, to $7.1 trillion, since October 30, 2019.4 The Fed provided additional support in the form of programs designed to address a dearth of market liquidity in multiple fixed income markets. The Fed announced programs to support primary dealers, the money market fund sector, the commercial paper market, the corporate bond market (both investment grade and high yield segments) and the term asset backed securities sector.

The U.S. Treasury yield curve5 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near- and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps). Global Central Banks (“GCBs”) matched the Fed’s aggressive monetary policy as COVID-19 related shutdowns weighed on global consumers, businesses and markets.

The Fund’s NAV outperformed its market benchmark, the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index, by 139 bps. Short-term Treasury yields remained relatively unchanged while the longer end of the Treasury curve moved lower on COVID concerns. The Fund’s outperformance stemmed from its continued overweight to front-end Investment Grade Credit, which continued to see strength and drops in yield throughout the fiscal year. By fiscal year end, in general credit spreads on floating rate notes and short-term fixed-rate corporate securities were virtually unchanged. This environment, along with fund’s long duration bias, detracted from performance.

[3]	Source: BofA Securities, BofA Global Research, November 2, 2020.

[4]	Source: St Louis Federal Reserve Bank, FRED Database.

[5]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

58	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:   BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2020

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2020

	1 Year	3 Year	Fund Inception 11/18/2016

FlexShares Core Select Bond Fund (Based on Net Asset Value)	6.69%	4.95%	4.48%

FlexShares Core Select Bond Fund (Based on Market Price)	6.57%	4.85%	4.49%

Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	5.07%	4.68%

All data as of 10/31/20. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from NAV returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2021. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.58% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks total return and preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total return after considering various sources of investment risk. The Fund adjusts its allocations to securities based on Northern Trust Investment Inc.’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S.

In general, U.S. Treasury yields were lower during the fiscal year driven primarily by the negative impact of COVID-19 (“COVID”) on the U.S. economy and subsequent monetary policy response from the U.S. Federal Reserve (“Fed”). In early March, at its regularly scheduled Federal Open Market Committee (“FOMC”) meeting, as the Federal and State governments implemented mitigation actions against the spread of the virus, the FOMC lowered the overnight rate by 50 basis points (bps)1 to 1.00%-1.25% and then by an additional 100 bps to 0.00%-0.25% during an unscheduled meeting on March 15, 2020.

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	59

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

In addition to reducing the overnight rate, the Fed implemented a number of policies and programs to support the economy and markets during the COVID induced economic slowdown. The Fed implemented quantitative easing securities purchases, acquiring as of October 31, 2020, $1.99 trillion of U.S. Treasuries and $1.22 trillion of agency mortgage backed securities.2 As of October 28, 2020, the Fed’s balance sheet has grown by roughly $3.1 trillion, to $7.1 trillion, since October 30, 2019.3 The Fed provided additional support in the form of programs designed to address a dearth of market liquidity in multiple fixed income markets. The Fed announced programs to support primary dealers, the money market fund sector, the commercial paper market, the corporate bond market (both investment grade and high yield segments) and the term asset backed securities sector.

The U.S. Treasury yield curve4 steepened, with long-term rates rising during the first two months of the fiscal year, only to quickly reverse into calendar year 2020 as the spread of COVID from Asia to Europe and North America began to weigh on economic activity and raised levels of uncertainty for global investors. Treasury yields declined significantly beginning in February into March, as global economic activity halted and investors struggled to estimate the near- and long-term impacts of COVID. By month-end October 2020, the 1-month Treasury Bill was -146 bps lower for the fiscal year while longer-term Treasury yields were also lower: 1-Year Treasury (-138 bps), 2-Year Treasury (-137 bps), 5-Year Treasury (-113 bps), 10-Year Treasury (-82 bps) and 30-Year Treasury (-52 bps). Global Central Banks (“GCBs”) matched the Fed’s aggressive monetary policy as COVID-19 related shutdowns weighed on global consumers, businesses and markets.

Prompted by lower interest rates, refinancing activity housing sales and mortgage applications surged in April and beyond, as average 30-year mortgage rates (Freddie Mac Index) fell from 3.78% to 2.81% during the fiscal year5. During the fiscal year, despite the slowdown in March and April, existing home sales managed a 1.5% increase, while new home sales were robust, increasing 18.5% 6. The Federal Housing Finance Agency Home Purchase Price Index saw robust gains in housing prices with a year-over-year increase of roughly 8.0% versus 5.4% and 6.0% in fiscal years 2019 and 2018, respectively7.

Intermediate-term8 credit spreads9 trended lower through mid-February 202010 then widened significantly until late March 2020.11 We believe investors’ uncertainty over the COVID economic shutdowns drove average intermediate-term option adjusted spreads (“OAS”)12 to 381 bps13 in comparison to comparable maturing Treasury securities in March 2020 from 84 bps at the beginning of the fiscal year.14 By late March, once the Fed announced programs to support credit markets, average intermediate-term OAS declined through the end of the fiscal year as investors weighed potential impacts from the U.S. election and COVID developments.15

[2]	Source: BofA Securities, BofA Global Research, November 2, 2020.

[3]	Source: St Louis Federal Reserve Bank, FRED Database.

[4]

A yield curve is constructed by plotting a session’s final yields for various maturities including 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, 5-year, 7-year, 10-year, 20-year and 30-year maturities.

[5]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. 1 November 2019 through 31 October 2020.

[6]	Source: Bloomberg. National Association of Realtors. Existing Home Sales. 1 November 2019 through 31 October 2020.

[7]	Source: Bloomberg. Federal Housing Finance Agency Home Purchase Price Index. 1 November 2017 through 31 October 2020.

[8]	Intermediate-term bonds typically mature between 5–10 years.

[9]	Credit spread is the difference in yield between one debt security and another debt security with the same maturity but of lesser quality.

[10]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of intermediate-term investment grade corporate bonds using data available as of Jan 2, 2020 – February 15, 2020.

[11]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of intermediate-term investment grade corporate bonds using data available as of February 15, 2020 – March 31, 2020.

[12]

The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate or portfolio and typically the Treasury securities yield (often referred to as the risk-free rate) and that spread is added to the fixed-income security for comparison purposes.

[13]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

[14]

Bloomberg, In this analysis we are making a comparison between the difference of the rate spread of intermediate-term investment grade corporate bond rates and comparable nominal Treasury rates using data available as of November 1, 2019 – October 31, 2020.

[15]

Bloomberg, In this analysis we are making a comparison between the difference of the Option Adjusted Spread of intermediate-term investment grade corporate bonds using data available as of March 31, 2020 – October 31, 2020.

60	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Long-term credit spreads trended lower through mid-February 202016 then widened significantly until late March 2020.17 We believe investors’ uncertainty over the COVID economic shutdowns drove average long-term option adjusted spreads (“OAS”) to 359 bps in comparison to comparable maturing Treasury securities in March 2020 from 159 bps at the beginning of the fiscal year.18 By late March, once the Fed announced programs to support credit markets, average long-term OAS declined through the end of the fiscal year.19

Prompted by lower interest rates, refinancing activity, housing sales and mortgage applications began to surge April 2020, as average 30-year mortgage rates (Freddie Mac Index) fell from 3.78% to 2.81% during the fiscal year20. Despite the slowdown in March and April, existing home sales managed a 1.5% increase during the fiscal year, while new home sales were robust, increasing 18.5% 21. The Federal Housing Finance Agency Home Purchase Price Index saw robust gains in housing prices with a year-over-year increase of roughly 8.0% versus 5.4% and 6.0% in the fiscal years ended October 31, 2019 and October 31, 2018, respectively22.

Early in the fiscal year, the Fund was generally positioned with an underweight to U.S. Treasuries and an overweight to corporate fixed income on expectations for slowing, but still positive, economic growth and corporate earnings. An overweight to mortgage-backed securities (“MBS”) was maintained and increased during the first half of the fiscal year. Both overweight were reduced as the COVID crisis gripped markets between March and May 2020. As markets stabilized during the fiscal third quarter with fiscal and monetary support policies, the overweight to corporate credit was increased based on declining yields and relative value versus Treasuries. The overweight to MBS was re-established, based on relative value measures in the fiscal fourth quarter, as the Fed continued with quantitative easing MBS purchases. Duration23 positioning was generally slightly longer versus its benchmark index during the fiscal year, providing positive contribution to performance. U.S. investment grade-corporate credit spreads widened during the March-May 2020 time period24 detracting from performance. As interest rates continued to decline, contributions from intermediate- and long-term corporate credit exposure drove relative outperformance by the Fund. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index on a NAV basis during the fiscal year by 0.50%. Manager security selection and an overweight to corporate credits and MBS provided the majority of excess returns.

[16]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of long-term investment grade corporate bonds using data available as of Jan 2, 2020 – February 15, 2020.

[17]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of long-term investment grade corporate bonds using data available as of February 15, 2020 – March 31, 2020.

[18]

Bloomberg, In this analysis we are making a comparison between the difference of the rate spread of long-term investment grade corporate bond rates and comparable nominal Treasury rates using data available as of November 1, 2019 – October 31, 2020.

[19]

Bloomberg, In this analysis we are making a comparison between the difference of the Option Adjusted Spread of long-term investment grade corporate bonds using data available as of March 31, 2020 – October 31, 2020.

[20]	Source: Bloomberg. Federal Home Loan Mortgage Corp. Primary Mortgage Market Survey. 1 November 2019 through 31 October 2020.

[21]	Source: Bloomberg. National Association of Realtors. Existing Home Sales. 1 November 2019 through 31 October 2020.

[22]	Source: Bloomberg. Federal Housing Finance Agency Home Purchase Price Index. 1 November 2017 through 31 October 2020.

[23]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years – the higher the number the more volatile would be the expected change.

[24]

Bloomberg, In this analysis we are making a comparison between the difference of the credit spreads of intermediate-term and long-term investment grade corporate bonds using data available as of March 1, 2020 – May 30, 2020.

FLEXSHARES ANNUAL REPORT	61

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2020

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund	FlexShares® Morningstar US Market Factor Tilt Index Fund

ASSETS
Securities, at cost	$108,842,706	$66,306,967	$9,121,930	$816,863,286
Affiliate securities, at cost	—	—	—	536,941
Securities Lending Reinvestments, at cost	—	—	—	102,633,482

Securities, at value†	110,206,457	65,001,076	9,461,475	1,163,556,355
Affiliate securities, at value	—	—	—	577,006
Securities Lending Reinvestments, at value	—	—	—	102,635,685
Cash	883,746	354,605	89,720	8,783,893
Cash segregated at broker*	2,285	94,447	27,235	1,143,018
Foreign cash††	—	118,869	17,628	—
Restricted cash**	—	—	319,326	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,717	—	—
Receivables:
Dividends and interest	109,274	235,157	5,858	1,086,826
Securities lending income	—	—	—	35,280
Capital shares issued	—	—	—	—
Investment adviser	507	333	24	5,372
Securities sold	81,375	—	—	234,999
Variation margin on futures contracts	—	—	1,720	—

Total Assets	111,283,644	65,811,204	9,922,986	1,278,058,434

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	4,996	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	102,633,369
Deferred compensation (Note 7)	1,241	745	110	101,197
Investment advisory fees (Note 4)	21,144	18,596	2,716	260,477
Trustee fees (Note 7)	1,303	829	88	14,538
Securities purchased	727,223	—	—	—
Deferred non-US capital gains taxes	—	—	22,436	—
Due to Authorized Participant	—	—	319,326	4,785
Variation margin on futures contracts	6,045	32,284	—	236,639
Capital shares redeemed	—	—	—	—
Other	3,150	6,750	—	21,000

Total Liabilities	760,106	64,200	344,676	103,272,005

Net Assets	$110,523,538	$65,747,004	$9,578,310	$1,174,786,429

NET ASSETS CONSIST OF:
Paid-in capital	$109,853,715	$68,603,430	$9,893,976	$904,949,119
Distributable earnings (loss)	669,823	(2,856,426)	(315,666)	269,837,310

Net Assets	$110,523,538	$65,747,004	$9,578,310	$1,174,786,429

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	2,700,001	2,800,001	400,001	9,700,001
Net Asset Value	$40.93	$23.48	$23.95	$121.11

† Securities on loan, at value	$—	$—	$—	$133,116,681
†† Cost of foreign cash	$—	$118,290	$17,690	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

62	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

ASSETS
Securities, at cost	$506,659,780	$196,134,712	$—	$—
Affiliate securities, at cost	—	—	7,296,293	3,834,940
Securities Lending Reinvestments, at cost	5,133,487	1,750,628	—	—

Securities, at value†	489,434,922	222,760,850	—	—
Affiliate securities, at value	—	—	6,119,717	3,331,202
Securities Lending Reinvestments, at value	5,133,487	1,750,628	—	—
Cash	2,941,156	1,861,173	1,225	40,932
Cash segregated at broker*	1,675,567	320,760	—	23,614
Foreign cash††	2,261,606	1,001,578	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	80,939	28,633	24,874	12,710
Receivables:
Dividends and interest	3,655,422	206,122	—	—
Securities lending income	31,941	11,303	—	—
Capital shares issued	—	—	—	—
Investment adviser	3,540	1,196	11	6
Securities sold	716	—	—	—
Variation margin on futures contracts	—	—	—	620

Total Assets	505,219,296	227,942,243	6,145,827	3,409,084

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	141,140	16,417	15,404	7,969
Payables:
Cash collateral received from securities loaned	5,133,487	1,750,628	—	—
Deferred compensation (Note 7)	67,939	34,413	685	1,477
Investment advisory fees (Note 4)	175,825	115,013	343	233
Trustee fees (Note 7)	7,164	2,914	79	43
Securities purchased	11,722	173,122	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	586,423	2,934	—	—
Capital shares redeemed	—	—	—	—
Other	80,000	—	—	—

Total Liabilities	6,203,700	2,095,441	16,511	9,722

Net Assets	$499,015,596	$225,846,802	$6,129,316	$3,399,362

NET ASSETS CONSIST OF:
Paid-in capital	$635,686,899	$280,452,112	$8,289,199	$5,569,951
Distributable earnings (loss)	(136,671,303)	(54,605,310)	(2,159,883)	(2,170,589)

Net Assets	$499,015,596	$225,846,802	$6,129,316	$3,399,362

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	9,200,001	4,700,001	250,001	125,001
Net Asset Value	$54.24	$48.05	$24.52	$27.19

† Securities on loan, at value	$44,229,345	$8,317,509	$—	$—
†† Cost of foreign cash	$2,251,493	$991,977	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	63

Statements of Assets and Liabilities (cont.)

	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

ASSETS
Securities, at cost	$65,852,244	$72,567,842	$93,167,922	$3,189,005,299
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	41,799	204,571	115,620,849

Securities, at value†	71,063,888	88,086,104	110,029,500	2,899,179,362
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	41,799	204,571	115,621,889
Cash	661,993	737,883	247,361	10,385,869
Cash segregated at broker*	66,896	148,706	224,516	3,145,835
Foreign cash††	—	—	672,141	10,115,896
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	3,761	466,912
Receivables:
Dividends and interest	90,932	128,342	248,008	4,293,505
Securities lending income	446	378	525	39,829
Capital shares issued	—	—	—	—
Investment adviser	257	357	516	17,295
Securities sold	—	—	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	71,884,412	89,143,569	111,630,899	3,043,266,392

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	630	391,266
Payables:
Cash collateral received from securities loaned	—	41,799	204,571	115,620,769
Deferred compensation (Note 7)	2,662	2,060	3,461	383,206
Investment advisory fees (Note 4)	20,132	24,888	41,581	1,194,272
Trustee fees (Note 7)	846	1,059	1,409	40,487
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	15,332	20,792	48,455	889,584
Capital shares redeemed	—	—	—	—
Other	3,000	1,400	7,500	21,000

Total Liabilities	41,972	91,998	307,607	118,540,584

Net Assets	$71,842,440	$89,051,571	$111,323,292	$2,924,725,808

NET ASSETS CONSIST OF:
Paid-in capital	$70,029,939	$76,892,689	$99,629,150	$4,210,684,146
Distributable earnings (loss)	1,812,501	12,158,882	11,694,142	(1,285,958,338)

Net Assets	$71,842,440	$89,051,571	$111,323,292	$2,924,725,808

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	2,025,001	1,125,001	1,050,001	109,500,001
Net Asset Value	$35.48	$79.16	$106.02	$26.71

† Securities on loan, at value	$4,003,994	$3,686,774	$1,303,262	$169,515,214
†† Cost of foreign cash	$—	$—	$673,553	$10,204,617

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

64	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund	FlexShares® Quality Dividend Index Fund

ASSETS
Securities, at cost	$1,763,040,875	$279,640,292	$–	$1,138,758,079
Affiliate securities, at cost	—	—	4,892,161	—
Securities Lending Reinvestments, at cost	7,466,835	2,552,626	—	66,619,981

Securities, at value†	1,838,425,278	261,480,423	—	1,260,093,412
Affiliate securities, at value	—	—	4,502,232	—
Securities Lending Reinvestments, at value	7,466,835	2,552,626	—	66,621,373
Cash	4,744,283	1,508,969	2,097	3,454,215
Cash segregated at broker*	2,445,675	474,864	—	514,770
Foreign cash††	7,498,150	819,904	—	—
Restricted cash**	44,031	—	—	—
Due from Authorized Participant	10,772	—	—	—
Unrealized appreciation on forward foreign currency contracts	32,311	5,451	—	—
Receivables:
Dividends and interest	4,732,380	459,170	—	1,709,107
Securities lending income	23,726	2,505	—	8,205
Capital shares issued	4,809,645	—	—	—
Investment adviser	9,687	1,256	—	5,791
Securities sold	648,506	—	878,844	113,860
Variation margin on futures contracts	—	—	—	—

Total Assets	1,870,891,279	267,305,168	5,383,173	1,332,520,733

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	58,686	6,069	—	—
Payables:
Cash collateral received from securities loaned	7,466,835	2,552,626	—	66,619,988
Deferred compensation (Note 7)	75,727	18,429	446	120,104
Investment advisory fees (Note 4)	765,905	106,519	526	417,974
Trustee fees (Note 7)	23,397	3,490	47	16,303
Securities purchased	4,751,101	—	880,425	—
Deferred non-US capital gains taxes	309,149	—	—	—
Due to Authorized Participant	44,031	—	—	—
Variation margin on futures contracts	774,271	31,670	—	159,209
Capital shares redeemed	—	—	—	—
Other	26,000	12,000	—	10,550

Total Liabilities	14,295,102	2,730,803	881,444	67,344,128

Net Assets	$1,856,596,177	$264,574,365	$4,501,729	$1,265,176,605

NET ASSETS CONSIST OF:
Paid-in capital	$1,892,757,299	$315,827,668	$5,124,553	$1,150,126,226
Distributable earnings (loss)	(36,161,122)	(51,253,303)	(622,824)	115,050,379

Net Assets	$1,856,596,177	$264,574,365	$4,501,729	$1,265,176,605

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	38,600,001	5,200,001	175,001	29,150,001
Net Asset Value	$48.10	$50.88	$25.72	$43.40

† Securities on loan, at value	$92,519,364	$13,427,825	$—	$78,388,967
†† Cost of foreign cash	$7,396,878	$818,056	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund	FlexShares® International Quality Dividend Defensive Index Fund

ASSETS
Securities, at cost	$375,996,148	$11,940,711	$452,696,837	$58,870,836
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	8,102,111	77,040	121,447	108,136

Securities, at value†	409,511,135	13,089,045	441,232,391	58,308,553
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	8,102,111	77,040	121,447	108,136
Cash	1,108,931	31,131	3,919,449	239,851
Cash segregated at broker*	160,422	43,585	1,968,061	208,889
Foreign cash††	—	—	4,622,772	411,349
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	290,451	9,675
Receivables:
Dividends and interest	617,088	26,225	2,557,394	327,755
Securities lending income	2,439	87	5,713	1,396
Capital shares issued	—	—	—	—
Investment adviser	1,917	45	2,597	292
Securities sold	2,120,991	1,679	—	—
Variation margin on futures contracts	—	—	—	—

Total Assets	421,625,034	13,268,837	454,720,275	59,615,896

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	255,646	8,594
Payables:
Cash collateral received from securities loaned	8,102,111	77,040	121,447	108,136
Deferred compensation (Note 7)	25,408	5,384	52,077	7,123
Investment advisory fees (Note 4)	137,149	4,319	187,522	24,525
Trustee fees (Note 7)	5,365	175	5,982	766
Securities purchased	—	—	—	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	46,807	—	606,020	58,018
Capital shares redeemed	2,130,450	—	—	—
Other	4,950	1,100	15,000	5,000

Total Liabilities	10,452,240	88,018	1,243,694	212,162

Net Assets	$411,172,794	$13,180,819	$453,476,581	$59,403,734

NET ASSETS CONSIST OF:
Paid-in capital	$396,558,590	$13,365,018	$655,303,562	$88,731,031
Distributable earnings (loss)	14,614,204	(184,199)	(201,826,981)	(29,327,297)

Net Assets	$411,172,794	$13,180,819	$453,476,581	$59,403,734

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	9,650,001	300,001	22,500,001	3,100,001
Net Asset Value	$42.61	$43.94	$20.15	$19.16

† Securities on loan, at value	$27,769,586	$972,749	$16,663,333	$2,646,645
†† Cost of foreign cash	$—	$—	$4,666,244	$408,552

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

ASSETS
Securities, at cost	$22,839,281	$1,372,986,967	$557,783,123	$97,207,814
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	33,903	—	—	—

Securities, at value†	21,972,511	1,427,232,294	595,127,791	99,462,691
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	33,903	—	—	—
Cash	95,768	797,034	838,828	9,803,172
Cash segregated at broker*	57,302	—	—	—
Foreign cash††	89,959	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,369	—	—	—
Receivables:
Dividends and interest	192,043	1,881,388	911,291	281,079
Securities lending income	511	142	2,187	—
Capital shares issued	—	—	—	—
Investment adviser	111	5,959	2,671	313
Securities sold	—	111,646,532	38,325,048	2,166,412
Variation margin on futures contracts	—	—	—	—

Total Assets	22,444,477	1,541,563,349	635,207,816	111,713,667

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	2,177	—	—	—
Payables:
Cash collateral received from securities loaned	33,903	—	—	—
Deferred compensation (Note 7)	4,021	204,354	70,059	3,460
Investment advisory fees (Note 4)	9,312	218,407	90,548	16,787
Trustee fees (Note 7)	267	17,033	7,097	1,069
Securities purchased	—	111,632,948	38,944,902	11,667,066
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	13,475	—	—	—
Capital shares redeemed	—	—	—	—
Other	5,000	—	—	4,800

Total Liabilities	68,155	112,072,742	39,112,606	11,693,182

Net Assets	$22,376,322	$1,429,490,607	$596,095,210	$100,020,485

NET ASSETS CONSIST OF:
Paid-in capital	$38,497,548	$1,426,928,447	$567,656,433	$100,787,000
Distributable earnings (loss)	(16,121,226)	2,562,160	28,438,777	(766,515)

Net Assets	$22,376,322	$1,429,490,607	$596,095,210	$100,020,485

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,000,001	55,554,000	21,800,001	4,150,001
Net Asset Value	$22.38	$25.73	$27.34	$24.10

† Securities on loan, at value	$842,167	$1,983,669	$48,099,575	$—
†† Cost of foreign cash	$90,909	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Assets and Liabilities (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund	FlexShares® Ready Access Variable Income Fund

ASSETS
Securities, at cost	$192,605,363	$43,999,329	$186,120,080	$464,078,756
Affiliate securities, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value†	200,083,895	45,871,567	184,334,463	467,087,571
Affiliate securities, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	1,228,990	807,716	2,398,536	993,685
Cash segregated at broker*	—	—	—	—
Foreign cash††	—	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Dividends and interest	1,625,653	469,173	3,344,248	1,835,567
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	740	171	816	1,883
Securities sold	7,510,288	3,557,204	14,002,202	8,932
Variation margin on futures contracts	—	—	—	—

Total Assets	210,449,566	50,705,831	204,080,265	469,927,638

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	5,110	1,560	2,868	16,388
Investment advisory fees (Note 4)	37,351	8,695	59,356	98,842
Trustee fees (Note 7)	2,248	556	2,256	5,356
Securities purchased	8,003,448	4,334,109	14,389,850	602,093
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Variation margin on futures contracts	—	—	—	—
Capital shares redeemed	—	—	—	—
Other	4,000	500	3,000	3,675

Total Liabilities	8,052,157	4,345,420	14,457,330	726,354

Net Assets	$202,397,409	$46,360,411	$189,622,935	$469,201,284

NET ASSETS CONSIST OF:
Paid-in capital	$191,673,608	$42,607,319	$195,211,607	$465,811,932
Distributable earnings (loss)	10,723,801	3,753,092	(5,588,672)	3,389,352

Net Assets	$202,397,409	$46,360,411	$189,622,935	$469,201,284

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	3,700,001	750,001	4,100,001	6,150,001
Net Asset Value	$54.70	$61.81	$46.25	$76.29

† Securities on loan, at value	$—	$—	$—	$—
†† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$29,545,011
Affiliate securities, at cost	77,182,180
Securities Lending Reinvestments, at cost	—

Securities, at value†	30,311,162
Affiliate securities, at value	78,670,692
Securities Lending Reinvestments, at value	—
Cash	160,339
Cash segregated at broker*	—
Foreign cash††	—
Restricted cash**	—
Due from Authorized Participant	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:
Dividends and interest	—
Securities lending income	—
Capital shares issued	—
Investment adviser	421
Securities sold	—
Variation margin on futures contracts	—

Total Assets	109,142,614

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—
Payables:
Cash collateral received from securities loaned	—
Deferred compensation (Note 7)	2,090
Investment advisory fees (Note 4)	15,987
Trustee fees (Note 7)	1,231
Securities purchased	—
Deferred non-US capital gains taxes	—
Due to Authorized Participant	—
Variation margin on futures contracts	—
Capital shares redeemed	—
Other	—

Total Liabilities	19,308

Net Assets	$109,123,306

NET ASSETS CONSIST OF:
Paid-in capital	$106,534,756
Distributable earnings (loss)	2,588,550

Net Assets	$109,123,306

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	4,075,001
Net Asset Value	$26.78

† Securities on loan, at value	$—
†† Cost of foreign cash	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

FlexShares® Trust

Statements of Operations

For the year ended October 31, 2020

	FlexShares® US Quality Low Volatility Index Fund	FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund	FlexShares® Emerging Markets Quality Low Volatility Index Fund		FlexShares® Morningstar US Market Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$939,464	$1,288,708	$203,608		$26,157,708
Income from non-cash dividends	—	—	—		—
Dividend income received from affiliate	—	—	—		20,862
Interest income	34	—	—		—
Securities lending income (net of fees) (Note 2)	—	—	—		677,288
Foreign withholding tax on dividends	(616)	(119,191)	(27,617)		(6,777)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	938,882	1,169,517	175,991		26,849,081

EXPENSES
Deferred compensation (Note 7)	734	347	41		6,869
Investment advisory fees	115,759	126,343	25,235		3,284,723
Trustee fees (Note 7)	4,301	3,295	525		106,857
Other expenses (Note 4)	63	49	47		15,227

Total Gross Expenses Before Fees Reimbursed	120,857	130,034	25,848		3,413,676

Less:
Deferred compensation reimbursed (Note 7)	(281)	(9)	(7)		(2,142)
Investment advisory fees reimbursed (Note 4)	(2,179)	(1,733)	(262)		(50,314)
Other expenses reimbursed (Note 4)	(63)	(49)	(47)		(13,812)

Total Net Expenses	118,334	128,243	25,532		3,347,408

Net Investment Income (Loss)	820,548	1,041,274	150,459		23,501,673

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		(22,862)
Transactions in investment securities	(916,888)	(1,730,412)	(607,508	)(1)	(22,390,783)
In-kind redemptions on investments in affiliated securities	—	—	—		53,071
In-kind redemptions on investments in securities	179,563	—	45,457		143,719,252
Expiration or closing of futures contracts	42,801	41,774	19,751		260,410
Settlement of forward foreign currency contracts	—	(21,539)	—		—
Foreign currency transactions	—	5,485	(14,024)		—

Net Realized Gain (Loss)	(694,524)	(1,704,692)	(556,324)		121,619,088

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	1,310,900	(1,422,021)	321,042	(2)	(114,749,911	)(3)
Securities lending	—	—	—		3,297
Futures contracts	(6,049)	(32,340)	1,716		(385,862)
Forward foreign currency contracts	—	1,721	—		—
Translation of other assets and liabilities denominated in foreign currencies	—	4,453	(127)		—

Net Change in Unrealized Appreciation (Depreciation)	1,304,851	(1,448,187)	322,631		(115,132,476)

Net Realized and Unrealized Gain (Loss)	610,327	(3,152,879)	(233,693)		6,486,612

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,430,875	$(2,111,605)	$(83,234)		$29,988,285

(1)	Net of non-US capital gains tax of $(1,350).
(2)	Net of deferred non-US capital gains tax of $22,436.
(3)	Includes $(215,176) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$18,794,819	$8,575,650		$—		$—
Income from non-cash dividends	1,517,876	—		—		—
Dividend income received from affiliate	—	—		237,262		118,819
Interest income	—	651		—		—
Securities lending income (net of fees) (Note 2)	520,945	190,208		—		—
Foreign withholding tax on dividends	(1,866,695)	(896,248)		—		—
Foreign withholding tax on interest	—	(9)		—		—

Total Investment Income	18,966,945	7,870,252		237,262		118,819

EXPENSES
Deferred compensation (Note 7)	1,544	1,080		34		29
Investment advisory fees	2,765,569	1,701,344		31,026		25,550
Trustee fees (Note 7)	58,376	23,778		265		77
Other expenses (Note 4)	9,036	3,864		80		52

Total Gross Expenses Before Fees Reimbursed	2,834,525	1,730,066		31,405		25,708

Less:
Deferred compensation reimbursed (Note 7)	(1,394)	(580)		(12)		(8)
Investment advisory fees reimbursed (Note 4)	(27,133)	(11,717)		(27,592)		(23,253)
Other expenses reimbursed (Note 4)	(9,036)	(3,864)		(80)		(52)

Total Net Expenses	2,796,962	1,713,905		3,721		2,395

Net Investment Income (Loss)	16,169,983	6,156,347		233,541		116,424

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—		(171,030)		(24,246)
Transactions in investment securities	(21,412,586)	(10,631,069	)(1)	—		—
In-kind redemptions on investments in affiliated securities	—	—		(238,044)		6,143
In-kind redemptions on investments in securities	(10,764,876)	(2,553,863)		—		—
Expiration or closing of futures contracts	1,989,450	1,083,960		—		8,668
Settlement of forward foreign currency contracts	103,579	67,116		(135,509)		77,574
Foreign currency transactions	574,994	(401,305)		185,701		3,027

Net Realized Gain (Loss)	(29,509,439)	(12,435,161)		(358,882)		71,166

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(110,244,628)	(13,899,901)		(882,986	)(2)	(53,855	)(3)
Securities lending	—	—		—		—
Futures contracts	(906,795)	4,119		—		(325)
Forward foreign currency contracts	(128,515)	53,916		24,385		25,847
Translation of other assets and liabilities denominated in foreign currencies	98,736	(2,849)		—		—

Net Change in Unrealized Appreciation (Depreciation)	(111,181,202)	(13,844,715)		(858,601)		(28,333)

Net Realized and Unrealized Gain (Loss)	(140,690,641)	(26,279,876)		(1,217,483)		42,833

Net Increase (Decrease) in Net Assets Resulting from Operations	$(124,520,658)	$(20,123,529)		$(983,942)		$159,257

(1)	Net of non-US capital gains tax of $(3,291).

(2)	Includes $(882,986) change in unrealized depreciation on investments in affiliates.

(3)	Includes $(53,855) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Operations (cont.)

	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

INVESTMENT INCOME
Dividend income	$1,220,887	$1,431,045	$2,165,831	$144,560,825
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	19,933	5,765	8,364	964,727
Foreign withholding tax on dividends	—	—	(93,180)	(7,617,342)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	1,240,820	1,436,810	2,081,015	137,908,210

EXPENSES
Deferred compensation (Note 7)	579	551	773	21,395
Investment advisory fees	189,317	229,566	419,197	18,141,405
Trustee fees (Note 7)	4,667	5,714	8,036	329,144
Other expenses (Note 4)	478	530	859	51,957

Total Gross Expenses Before Fees Reimbursed	195,041	236,361	428,865	18,543,901

Less:
Deferred compensation reimbursed (Note 7)	(73)	(85)	(136)	(7,936)
Investment advisory fees reimbursed (Note 4)	(2,319)	(2,702)	(3,909)	(171,597)
Other expenses reimbursed (Note 4)	(478)	(530)	(859)	(51,957)

Total Net Expenses	192,171	233,044	423,961	18,312,411

Net Investment Income (Loss)	1,048,649	1,203,766	1,657,054	119,595,799

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(579,431)	(2,956,610)	(1,666,396)	(205,888,892	)(1)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	1,691,602	301,364	—	163,069,598
Expiration or closing of futures contracts	56,387	45,351	103,833	3,339,709
Settlement of forward foreign currency contracts	—	—	(12,210)	168,456
Foreign currency transactions	—	—	6,164	(450,125)

Net Realized Gain (Loss)	1,168,558	(2,609,895)	(1,568,609)	(39,761,254)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	2,331,542	8,449,145	6,438,795	(778,907,196)
Securities lending	—	—	—	4,048
Futures contracts	(15,762)	(24,946)	(69,171)	(841,890)
Forward foreign currency contracts	—	—	3,131	80,863
Translation of other assets and liabilities denominated in foreign currencies	—	—	1,633	100,576

Net Change in Unrealized Appreciation (Depreciation)	2,315,780	8,424,199	6,374,388	(779,563,599)

Net Realized and Unrealized Gain (Loss)	3,484,338	5,814,304	4,805,779	(819,324,853)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,532,987	$7,018,070	$6,462,833	$(699,729,054)

(1)	Net of non-US capital gains tax of $(672).

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund		FlexShares® Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$53,031,367		$10,371,113	$—		$46,307,004
Income from non-cash dividends	—		—	—		—
Dividend income received from affiliate	—		—	288,196		—
Interest income	—		—	—		—
Securities lending income (net of fees) (Note 2)	295,231		51,163	—		244,552
Foreign withholding tax on dividends	(2,985,815)		(447,087)	—		—
Foreign withholding tax on interest	—		—	—		—

Total Investment Income	50,340,783		9,975,189	288,196		46,551,556

EXPENSES
Deferred compensation (Note 7)	10,753		1,206	49		6,662
Investment advisory fees	7,915,389		1,503,354	51,035		5,441,638
Trustee fees (Note 7)	139,266		26,730	407		119,815
Other expenses (Note 4)	14,135		3,546	106		16,137

Total Gross Expenses Before Fees Reimbursed	8,079,543		1,534,836	51,597		5,584,252

Less:
Deferred compensation reimbursed (Note 7)	(2,235)		(556)	(16)		(2,511)
Investment advisory fees reimbursed (Note 4)	(70,766)		(13,099)	(41,366)		(56,254)
Other expenses reimbursed (Note 4)	(14,135)		(3,546)	(106)		(16,137)

Total Net Expenses	7,992,407		1,517,635	10,109		5,509,350

Net Investment Income (Loss)	42,348,376		8,457,554	278,087		41,042,206

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—	(239,776)		—
Transactions in investment securities	(65,454,152	)(1)	(21,072,041)	—		(7,883,567)
In-kind redemptions on investments in affiliated securities	—		—	(48,630)		—
In-kind redemptions on investments in securities	13,934,341		774,393	—		72,751,426
Expiration or closing of futures contracts	(155,672)		(181,950)	—		(1,049,245)
Settlement of forward foreign currency contracts	126,871		50,673	—		—
Foreign currency transactions	176,187		(38,904)	—		—

Net Realized Gain (Loss)	(51,372,425)		(20,467,829)	(288,406)		63,818,614

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(113,959,125	)(2)	(76,791,827)	(1,066,621	)(3)	(185,200,566)
Securities lending	—		—	—		3,187
Futures contracts	(1,018,490)		(77,069)	—		(444,462)
Forward foreign currency contracts	(37,898)		96	—		—
Translation of other assets and liabilities denominated in foreign currencies	87,429		(627)	—		—

Net Change in Unrealized Appreciation (Depreciation)	(114,928,084)		(76,869,427)	(1,066,621)		(185,641,841)

Net Realized and Unrealized Gain (Loss)	(166,300,509)		(97,337,256)	(1,355,027)		(121,823,227)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,952,133)		$(88,879,702)	$(1,076,940)		$(80,781,021)

(1)	Net of non-US capital gains tax of $(26,719).

(2)	Net of deferred non-US capital gains tax of $309,149.

(3)	Includes $(1,066,621) change in unrealized depreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Operations (cont.)

	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund		FlexShares® International Quality Dividend Defensive Index Fund

INVESTMENT INCOME
Dividend income	$14,268,139	$949,860	$26,392,684		$3,078,131
Income from non-cash dividends	—	—	—		—
Dividend income received from affiliate	—	—	—		—
Interest income	—	—	—		—
Securities lending income (net of fees) (Note 2)	41,302	2,159	276,059		36,434
Foreign withholding tax on dividends	(536)	—	(2,478,541)		(324,726)
Foreign withholding tax on interest	—	—	—		—

Total Investment Income	14,308,905	952,019	24,190,202		2,789,839

EXPENSES
Deferred compensation (Note 7)	2,297	108	2,825		355
Investment advisory fees	1,683,032	106,539	2,738,421		317,493
Trustee fees (Note 7)	37,100	1,913	48,125		5,350
Other expenses (Note 4)	4,296	499	7,329		740

Total Gross Expenses Before Fees Reimbursed	1,726,725	109,059	2,796,700		323,938

Less:
Deferred compensation reimbursed (Note 7)	(676)	(77)	(1,138)		(114)
Investment advisory fees reimbursed (Note 4)	(17,607)	(668)	(24,123)		(2,571)
Other expenses reimbursed (Note 4)	(4,296)	(499)	(7,329)		(740)

Total Net Expenses	1,704,146	107,815	2,764,110		320,513

Net Investment Income (Loss)	12,604,759	844,204	21,426,092		2,469,326

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—		—
Transactions in investment securities	(19,126,276)	(897,690)	(48,519,003	)(1)	(6,854,147)
In-kind redemptions on investments in affiliated securities	—	—	—		—
In-kind redemptions on investments in securities	29,212,604	3,185,913	452,131		721,519
Expiration or closing of futures contracts	(215,689)	(67,362)	(599,470)		100,137
Settlement of forward foreign currency contracts	—	—	(142,796)		(38,286)
Foreign currency transactions	—	—	(769,335)		(57,000)

Net Realized Gain (Loss)	9,870,639	2,220,861	(49,578,473)		(6,127,777)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(41,966,838)	(6,198,027)	(35,898,443)		(2,767,121)
Securities lending	—	—	—		—
Futures contracts	(145,239)	(9,379)	(938,934)		(75,267)
Forward foreign currency contracts	—	—	107,390		2,017
Translation of other assets and liabilities denominated in foreign currencies	—	—	(120,182)		4,791

Net Change in Unrealized Appreciation (Depreciation)	(42,112,077)	(6,207,406)	(36,850,169)		(2,835,580)

Net Realized and Unrealized Gain (Loss)	(32,241,438)	(3,986,545)	(86,428,642)		(8,963,357)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,636,679)	$(3,142,341)	$(65,002,550)		$(6,494,031)

(1) Net of non-US capital gains tax of $83,703.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	FlexShares® Disciplined Duration MBS Index Fund

INVESTMENT INCOME
Dividend income	$1,168,037		$—	$—	$—
Income from non-cash dividends	—		—	—	—
Dividend income received from affiliate	—		—	—	—
Interest income	—		19,100,890	8,361,912	1,165,057
Securities lending income (net of fees) (Note 2)	12,921		41,837	34,173	—
Foreign withholding tax on dividends	(103,714)		—	—	—
Foreign withholding tax on interest	—		—	—	—

Total Investment Income	1,077,244		19,142,727	8,396,085	1,165,057

EXPENSES
Deferred compensation (Note 7)	106		7,276	2,171	364
Investment advisory fees	149,864		2,273,078	982,911	133,335
Trustee fees (Note 7)	2,279		105,424	44,510	5,174
Other expenses (Note 4)	472		11,088	5,233	364

Total Gross Expenses Before Fees Reimbursed	152,721		2,396,866	1,034,825	139,237

Less:
Deferred compensation reimbursed (Note 7)	(75)		(1,682)	(789)	(59)
Investment advisory fees reimbursed (Note 4)	(919)		(49,818)	(19,410)	(2,246)
Other expenses reimbursed (Note 4)	(472)		(11,088)	(5,233)	(364)

Total Net Expenses	151,255		2,334,278	1,009,393	136,568

Net Investment Income (Loss)	925,989		16,808,449	7,386,692	1,028,489

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—	—	—
Transactions in investment securities	(1,529,150	)(1)	8,880,489	4,631,843	348,869
In-kind redemptions on investments in affiliated securities	—		—	—	—
In-kind redemptions on investments in securities	623,943		3,275,464	5,057,819	—
Expiration or closing of futures contracts	62,887		—	—	—
Settlement of forward foreign currency contracts	(5,735)		—	—	—
Foreign currency transactions	(30,799)		—	—	—

Net Realized Gain (Loss)	(878,854)		12,155,953	9,689,662	348,869

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(3,300,138)		42,400,460	25,429,146	1,683,407
Securities lending	—		—	—	—
Futures contracts	(26,865)		—	—	—
Forward foreign currency contracts	192		—	—	—
Translation of other assets and liabilities denominated in foreign currencies	4,782		—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(3,322,029)		42,400,460	25,429,146	1,683,407

Net Realized and Unrealized Gain (Loss)	(4,200,883)		54,556,413	35,118,808	2,032,276

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,274,894)		$71,364,862	$42,505,500	$3,060,765

(1) Net of non-US capital gains tax of $1,297.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Operations (cont.)

	FlexShares® Credit- Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® High Yield Value- Scored Bond Index Fund	FlexShares® Ready Access Variable Income Fund

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	3,866,894	1,184,123	11,397,746	5,898,726
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	3,866,894	1,184,123	11,397,746	5,898,726

EXPENSES
Deferred compensation (Note 7)	854	321	857	2,050
Investment advisory fees	316,596	74,385	589,281	885,427
Trustee fees (Note 7)	11,736	2,575	12,873	29,369
Other expenses (Note 4)	946	184	954	2,605

Total Gross Expenses Before Fees Reimbursed	330,132	77,465	603,965	919,451

Less:
Deferred compensation reimbursed (Note 7)	(151)	(27)	(171)	(406)
Investment advisory fees reimbursed (Note 4)	(5,459)	(1,221)	(6,023)	(13,977)
Other expenses reimbursed (Note 4)	(946)	(184)	(954)	(2,605)

Total Net Expenses	323,576	76,033	596,817	902,463

Net Investment Income (Loss)	3,543,318	1,108,090	10,800,929	4,996,263

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	2,972,745	1,951,533	(4,005,108)	169,631
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	—	—	—
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Realized Gain (Loss)	2,972,745	1,951,533	(4,005,108)	169,631

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	3,098,927	168,819	(1,237,194)	1,872,649
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	3,098,927	168,819	(1,237,194)	1,872,649

Net Realized and Unrealized Gain (Loss)	6,071,672	2,120,352	(5,242,302)	2,042,280

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,614,990	$3,228,442	$5,558,627	$7,038,543

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

FlexShares® Core Select Bond Fund

INVESTMENT INCOME
Dividend income	$532,088
Income from non-cash dividends	—
Dividend income received from affiliate	771,503
Interest income	1,221
Securities lending income (net of fees) (Note 2)	—
Foreign withholding tax on dividends	—
Foreign withholding tax on interest	—

Total Investment Income	1,304,812

EXPENSES
Deferred compensation (Note 7)	824
Investment advisory fees	215,216
Trustee fees (Note 7)	5,132
Other expenses (Note 4)	243

Total Gross Expenses Before Fees Reimbursed	221,415

Less:
Deferred compensation reimbursed (Note 7)	(39)
Investment advisory fees reimbursed (Note 4)	(100,569)
Other expenses reimbursed (Note 4)	(243)

Total Net Expenses	120,564

Net Investment Income (Loss)	1,184,248

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	(56,715)
Transactions in investment securities	684,460
In-kind redemptions on investments in affiliated securities	—
In-kind redemptions on investments in securities	—
Expiration or closing of futures contracts	142,652
Settlement of forward foreign currency contracts	—
Foreign currency transactions	—

Net Realized Gain (Loss)	770,397

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	1,207,113 (1)
Securities lending	—
Futures contracts	(3,412)
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currencies	—

Net Change in Unrealized Appreciation (Depreciation)	1,203,701

Net Realized and Unrealized Gain (Loss)	1,974,098

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,158,346

(1)	Includes $1,195,299 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® US Quality Low Volatility Index Fund		FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
	Year Ended October 31, 2020	July 15, 2019* through October 31, 2019	Year Ended October 31, 2020	July 15, 2019* through October 31, 2019

OPERATIONS
Net investment income (loss)	$820,548	$21,918	$1,041,274	$32,836
Net realized gain (loss)	(694,524)	(528)	(1,704,692)	(14,447)
Net change in unrealized appreciation (depreciation)	1,304,851	52,851	(1,448,187)	119,248

Net Increase (Decrease) in Net Assets Resulting from Operations	1,430,875	74,241	(2,111,605)	137,637

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(643,733)	(12,079)	(864,658)	(17,800)
Tax return of capital	—	—	—	—

Total distributions	(643,733)	(12,079)	(864,658)	(17,800)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	107,381,424	2,004,366	63,603,016	—
Cost of shares redeemed	(3,711,596)	—	—	—

Net Increase (Decrease) from Capital Transactions	103,669,828	2,004,366	63,603,016	—

Total Increase (Decrease) in Net Assets	104,456,970	2,066,528	60,626,753	119,837

NET ASSETS
Beginning of Period	$6,066,568	$4,000,040 (2)	$5,120,251	$5,000,414	(2),(3)

End of Period	$110,523,538	$6,066,568	$65,747,004	$5,120,251

SHARE TRANSACTIONS
Beginning of period	150,001	100,001 (2)	200,001	200,001	(2)
Shares issued	—	—	—	—
Shares issued in-kind	2,650,000	50,000	2,600,000	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(100,000)	—	—	—

Shares Outstanding, End of Period	2,700,001	150,001	2,800,001	200,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the net asset value (“NAV”) that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Emerging Markets Quality Low Volatility Index Fund			FlexShares® Morningstar US Market Factor Tilt Index Fund
	Year Ended October 31, 2020	July 15, 2019* through October 31, 2019		Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$150,459	$46,101		$23,501,673	$24,246,782
Net realized gain (loss)	(556,324)	(38,951)		121,619,088	26,681,219
Net change in unrealized appreciation (depreciation)	322,631	(3,887)		(115,132,476)	90,783,007

Net Increase (Decrease) in Net Assets Resulting from Operations	(83,234)	3,263		29,988,285	141,711,008

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(168,979)	(21,259)		(23,509,426)	(23,379,823)
Tax return of capital	—	—		—	—

Total distributions	(168,979)	(21,259)		(23,509,426)	(23,379,823)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,242,230	—		28,195,556	75,936,865
Cost of shares redeemed	(2,400,617)	—		(306,024,565)	(135,796,153)

Net Increase (Decrease) from Capital Transactions	4,841,613	—		(277,829,009)	(59,859,288)

Total Increase (Decrease) in Net Assets	4,589,400	(17,996)		(271,350,150)	58,471,897

NET ASSETS
Beginning of Period	$4,988,910	$5,006,906	(2),(3)	$1,446,136,579	$1,387,664,682

End of Period	$9,578,310	$4,988,910		$1,174,786,429	$1,446,136,579

SHARE TRANSACTIONS
Beginning of period	200,001	200,001	(2)	12,100,001	12,600,001
Shares issued	—	—		—	—
Shares issued in-kind	300,000	—		300,000	700,000
Shares redeemed	—	—		—	—
Shares redeemed in-kind	(100,000)	—		(2,700,000)	(1,200,000)

Shares Outstanding, End of Period	400,001	200,001		9,700,001	12,100,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

(3)

Includes amounts paid in capital from the Authorized Participant in addition to the order’s original cash component. This amount is made to offset taxes, commissions, and price differences from the NAV that would otherwise impact the fund on these order trades.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund		FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$16,169,983	$29,737,840	$6,156,347	$14,776,759
Net realized gain (loss)	(29,509,439)	(9,812,648)	(12,435,161)	(32,646,959)
Net change in unrealized appreciation (depreciation)	(111,181,202)	52,240,524	(13,844,715)	47,428,255

Net Increase (Decrease) in Net Assets Resulting from Operations	(124,520,658)	72,165,716	(20,123,529)	29,558,055

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(23,632,565)	(29,033,991)	(8,202,693)	(13,630,561)
Tax return of capital	—	—	—	—

Total distributions	(23,632,565)	(29,033,991)	(8,202,693)	(13,630,561)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	96,879,059	—	64,094,605
Cost of shares redeemed	(317,973,662)	(142,964,021)	(159,241,139)	(155,343,981)

Net Increase (Decrease) from Capital Transactions	(317,973,662)	(46,084,962)	(159,241,139)	(91,249,376)

Total Increase (Decrease) in Net Assets	(466,126,885)	(2,953,237)	(187,567,361)	(75,321,882)

NET ASSETS
Beginning of Period	$965,142,481	$968,095,718	$413,414,163	$488,736,045

End of Period	$499,015,596	$965,142,481	$225,846,802	$413,414,163

SHARE TRANSACTIONS
Beginning of period	15,400,001	16,200,001	8,200,001	10,200,001
Shares issued	—	—	—	—
Shares issued in-kind	—	1,600,000	—	1,200,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(6,200,000)	(2,400,000)	(3,500,000)	(3,200,000)

Shares Outstanding, End of Period	9,200,001	15,400,001	4,700,001	8,200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$233,541	$246,297	$116,424	$152,212
Net realized gain (loss)	(358,882)	163,159	71,166	(13,524)
Net change in unrealized appreciation (depreciation)	(858,601)	349,642	(28,333)	257,933

Net Increase (Decrease) in Net Assets Resulting from Operations	(983,942)	759,098	159,257	396,621

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(282,942)	(247,071)	(116,751)	(152,761)
Tax return of capital	—	—	—	—

Total distributions	(282,942)	(247,071)	(116,751)	(152,761)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	663,704	—	641,441
Cost of shares redeemed	(1,069,971)	(642,632)	(2,085,874)	—

Net Increase (Decrease) from Capital Transactions	(1,069,971)	21,072	(2,085,874)	641,441

Total Increase (Decrease) in Net Assets	(2,336,855)	533,099	(2,043,368)	885,301

NET ASSETS
Beginning of Period	$8,466,171	$7,933,072	$5,442,730	$4,557,429

End of Period	$6,129,316	$8,466,171	$3,399,362	$5,442,730

SHARE TRANSACTIONS
Beginning of period	300,001	300,001	200,001	175,001
Shares issued	—	—	—	—
Shares issued in-kind	—	25,000	—	25,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(50,000)	(25,000)	(75,000)	—

Shares Outstanding, End of Period	250,001	300,001	125,001	200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

Statements of Changes in Net Assets (cont.)

	FlexShares® US Quality Large Cap Index Fund		FlexShares® STOXX® US ESG Impact Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$1,048,649	$1,264,749	$1,203,766	$768,820
Net realized gain (loss)	1,168,558	1,892,186	(2,609,895)	440,710
Net change in unrealized appreciation (depreciation)	2,315,780	137,256	8,424,199	4,833,562

Net Increase (Decrease) in Net Assets Resulting from Operations	4,532,987	3,294,191	7,018,070	6,043,092

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(976,050)	(1,241,265)	(1,145,374)	(688,327)
Tax return of capital	—	—	—	—

Total distributions	(976,050)	(1,241,265)	(1,145,374)	(688,327)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	27,538,152	25,305,729	28,636,289	25,211,577
Cost of shares redeemed	(10,423,258)	(38,046,783)	(1,481,524)	(3,488,613)

Net Increase (Decrease) from Capital Transactions	17,114,894	(12,741,054)	27,154,765	21,722,964

Total Increase (Decrease) in Net Assets	20,671,831	(10,688,128)	33,027,461	27,077,729

NET ASSETS
Beginning of Period	$51,170,609	$61,858,737	$56,024,110	$28,946,381

End of Period	$71,842,440	$51,170,609	$89,051,571	$56,024,110

SHARE TRANSACTIONS
Beginning of period	1,475,001	1,850,001	775,001	450,001
Shares issued	—	—	—	—
Shares issued in-kind	850,000	775,000	375,000	375,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(300,000)	(1,150,000)	(25,000)	(50,000)

Shares Outstanding, End of Period	2,025,001	1,475,001	1,125,001	775,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® Global ESG Impact Index Fund		FlexShares® Morningstar Global Upstream Natural Resources Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$1,657,054	$1,690,280	$119,595,799	$185,800,926
Net realized gain (loss)	(1,568,609)	(1,069,111)	(39,761,254)	(121,979,135)
Net change in unrealized appreciation (depreciation)	6,374,388	9,380,772	(779,563,599)	97,960,307

Net Increase (Decrease) in Net Assets Resulting from Operations	6,462,833	10,001,941	(699,729,054)	161,782,098

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,663,474)	(1,626,069)	(122,625,164)	(190,017,355)
Tax return of capital	—	—	—	—

Total distributions	(1,663,474)	(1,626,069)	(122,625,164)	(190,017,355)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	14,933,528	19,292,286	8,825,295	336,876,123
Cost of shares redeemed	—	(9,361,860)	(1,771,946,391)	(234,222,804)

Net Increase (Decrease) from Capital Transactions	14,933,528	9,930,426	(1,763,121,096)	102,653,319

Total Increase (Decrease) in Net Assets	19,732,887	18,306,298	(2,585,475,314)	74,418,062

NET ASSETS
Beginning of Period	$91,590,405	$73,284,107	$5,510,201,122	$5,435,783,060

End of Period	$111,323,292	$91,590,405	$2,924,725,808	$5,510,201,122

SHARE TRANSACTIONS
Beginning of period	900,001	800,001	175,500,001	172,500,001
Shares issued	—	—	—	—
Shares issued in-kind	150,000	200,000	250,000	10,700,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	(100,000)	(66,250,000)	(7,700,000)

Shares Outstanding, End of Period	1,050,001	900,001	109,500,001	175,500,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$42,348,376	$28,533,152	$8,457,554	$9,162,306
Net realized gain (loss)	(51,372,425)	(15,162,565)	(20,467,829)	(3,993,200)
Net change in unrealized appreciation (depreciation)	(114,928,084)	162,508,711	(76,869,427)	49,485,461

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,952,133)	175,879,298	(88,879,702)	54,654,567

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(40,390,855)	(26,640,580)	(14,558,175)	(9,305,846)
Tax return of capital	—	—	(168,159)	—

Total distributions	(40,390,855)	(26,640,580)	(14,726,334)	(9,305,846)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	660,871,183	554,428,651	85,130,549	55,583,944
Cost of shares redeemed	(116,962,142)	—	(93,214,545)	—

Net Increase (Decrease) from Capital Transactions	543,909,041	554,428,651	(8,083,996)	55,583,944

Total Increase (Decrease) in Net Assets	379,566,053	703,667,369	(111,690,032)	100,932,665

NET ASSETS
Beginning of Period	$1,477,030,124	$773,362,755	$376,264,397	$275,331,732

End of Period	$1,856,596,177	$1,477,030,124	$264,574,365	$376,264,397

SHARE TRANSACTIONS
Beginning of period	28,100,001	17,150,001	5,650,001	4,750,001
Shares issued	—	—	—	—
Shares issued in-kind	13,400,000	10,950,000	1,450,000	900,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(2,900,000)	—	(1,900,000)	—

Shares Outstanding, End of Period	38,600,001	28,100,001	5,200,001	5,650,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Real Assets Allocation Index Fund		FlexShares® Quality Dividend Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$278,087	$304,460	$41,042,206	$47,844,240
Net realized gain (loss)	(288,406)	372,297	63,818,614	60,035,237
Net change in unrealized appreciation (depreciation)	(1,066,621)	1,224,066	(185,641,841)	29,374,282

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,076,940)	1,900,823	(80,781,021)	137,253,759

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(278,767)	(306,154)	(51,028,755)	(67,157,435)
Tax return of capital	—	—	—	—

Total distributions	(278,767)	(306,154)	(51,028,755)	(67,157,435)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	2,204,805	147,107,228	114,588,613
Cost of shares redeemed	(5,503,899)	(6,325,152)	(457,464,822)	(236,448,686)

Net Increase (Decrease) from Capital Transactions	(5,503,899)	(4,120,347)	(310,357,594)	(121,860,073)

Total Increase (Decrease) in Net Assets	(6,859,606)	(2,525,678)	(442,167,370)	(51,763,749)

NET ASSETS
Beginning of Period	$11,361,335	$13,887,013	$1,707,343,975	$1,759,107,724

End of Period	$4,501,729	$11,361,335	$1,265,176,605	$1,707,343,975

SHARE TRANSACTIONS
Beginning of period	375,001	525,001	36,850,001	39,500,001
Shares issued	—	—	—	—
Shares issued in-kind	—	75,000	3,250,000	2,700,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(200,000)	(225,000)	(10,950,000)	(5,350,000)

Shares Outstanding, End of Period	175,001	375,001	29,150,001	36,850,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Defensive Index Fund		FlexShares® Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$12,604,759	$10,383,032	$844,204	$1,436,326
Net realized gain (loss)	9,870,639	2,570,078	2,220,861	2,578,750
Net change in unrealized appreciation (depreciation)	(42,112,077)	28,119,545	(6,207,406)	2,720,385

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,636,679)	41,072,655	(3,142,341)	6,735,461

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(16,131,191)	(22,292,740)	(962,948)	(1,341,578)
Tax return of capital	—	—	—	—

Total distributions	(16,131,191)	(22,292,740)	(962,948)	(1,341,578)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	120,783,417	112,091,834	—	15,702,806
Cost of shares redeemed	(124,805,477)	—	(35,021,933)	(13,094,067)

Net Increase (Decrease) from Capital Transactions	(4,022,060)	112,091,834	(35,021,933)	2,608,739

Total Increase (Decrease) in Net Assets	(39,789,930)	130,871,749	(39,127,222)	8,002,622

NET ASSETS
Beginning of Period	$450,962,724	$320,090,975	$52,308,041	$44,305,419

End of Period	$411,172,794	$450,962,724	$13,180,819	$52,308,041

SHARE TRANSACTIONS
Beginning of period	9,750,001	7,200,001	1,150,001	1,050,001
Shares issued	—	—	—	—
Shares issued in-kind	2,800,000	2,550,000	—	400,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(2,900,000)	—	(850,000)	(300,000)

Shares Outstanding, End of Period	9,650,001	9,750,001	300,001	1,150,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Index Fund		FlexShares® International Quality Dividend Defensive Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$21,426,092	$38,093,068	$2,469,326	$4,333,281
Net realized gain (loss)	(49,578,473)	(66,570,980)	(6,127,777)	(5,826,629)
Net change in unrealized appreciation (depreciation)	(36,850,169)	79,278,653	(2,835,580)	8,174,047

Net Increase (Decrease) in Net Assets Resulting from Operations	(65,002,550)	50,800,741	(6,494,031)	6,680,699

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(22,159,155)	(38,665,442)	(2,523,077)	(4,343,474)
Tax return of capital	—	—	—	—

Total distributions	(22,159,155)	(38,665,442)	(2,523,077)	(4,343,474)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	9,495,567	167,508,000	3,677,673	20,897,031
Cost of shares redeemed	(243,541,907)	(170,125,412)	(13,975,686)	(32,218,082)

Net Increase (Decrease) from Capital Transactions	(234,046,340)	(2,617,412)	(10,298,013)	(11,321,051)

Total Increase (Decrease) in Net Assets	(321,208,045)	9,517,887	(19,315,121)	(8,983,826)

NET ASSETS
Beginning of Period	$774,684,626	$765,166,739	$78,718,855	$87,702,681

End of Period	$453,476,581	$774,684,626	$59,403,734	$78,718,855

SHARE TRANSACTIONS
Beginning of period	33,600,001	34,200,001	3,600,001	4,100,001
Shares issued	—	—	—	—
Shares issued in-kind	400,000	7,200,000	200,000	1,000,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(11,500,000)	(7,800,000)	(700,000)	(1,500,000)

Shares Outstanding, End of Period	22,500,001	33,600,001	3,100,001	3,600,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Dynamic Index Fund		FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$925,989	$1,951,820	$16,808,449	$24,889,422
Net realized gain (loss)	(878,854)	(5,849,376)	12,155,953	(7,527,589)
Net change in unrealized appreciation (depreciation)	(3,322,029)	7,149,801	42,400,460	50,089,357

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,274,894)	3,252,245	71,364,862	67,451,190

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(952,482)	(2,113,234)	(12,627,726)	(25,965,622)
Tax return of capital	—	—	—	—

Total distributions	(952,482)	(2,113,234)	(12,627,726)	(25,965,622)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	10,025,244	11,826,312	343,216,451	54,204,646
Cost of shares redeemed	(30,812,569)	(29,055,029)	(151,185,194)	(558,578,038)

Net Increase (Decrease) from Capital Transactions	(20,787,325)	(17,228,717)	192,031,257	(504,373,392)

Total Increase (Decrease) in Net Assets	(25,014,701)	(16,089,706)	250,768,393	(462,887,824)

NET ASSETS
Beginning of Period	$47,391,023	$63,480,729	$1,178,722,214	$1,641,610,038

End of Period	$22,376,322	$47,391,023	$1,429,490,607	$1,178,722,214

SHARE TRANSACTIONS
Beginning of period	1,900,001	2,700,001	47,954,000	68,954,000
Shares issued	—	—	350,000	—
Shares issued in-kind	400,000	500,000	13,350,000	2,250,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(1,300,000)	(1,300,000)	(6,100,000)	(23,250,000)

Shares Outstanding, End of Period	1,000,001	1,900,001	55,554,000	47,954,000

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund		FlexShares® Disciplined Duration MBS Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$7,386,692	$11,199,560	$1,028,489	$1,397,033
Net realized gain (loss)	9,689,662	(4,759,734)	348,869	(91,883)
Net change in unrealized appreciation (depreciation)	25,429,146	43,952,592	1,683,407	2,642,747

Net Increase (Decrease) in Net Assets Resulting from Operations	42,505,500	50,392,418	3,060,765	3,947,897

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(5,908,902)	(11,908,603)	(1,754,929)	(1,969,840)
Tax return of capital	—	—	—	—

Total distributions	(5,908,902)	(11,908,603)	(1,754,929)	(1,969,840)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	119,287,446	66,398,177	66,955,234	11,597,196
Cost of shares redeemed	(116,973,562)	(451,724,487)	(3,570,206)	(49,873,216)

Net Increase (Decrease) from Capital Transactions	2,313,884	(385,326,310)	63,385,028	(38,276,020)

Total Increase (Decrease) in Net Assets	38,910,482	(346,842,495)	64,690,864	(36,297,963)

NET ASSETS
Beginning of Period	$557,184,728	$904,027,223	$35,329,621	$71,627,584

End of Period	$596,095,210	$557,184,728	$100,020,485	$35,329,621

SHARE TRANSACTIONS
Beginning of period	21,850,001	37,750,001	1,500,001	3,150,001
Shares issued	—	—	2,800,000	500,000
Shares issued in-kind	4,450,000	2,700,000	—	—
Shares redeemed	—	—	(150,000)	(2,150,000)
Shares redeemed in-kind	(4,500,000)	(18,600,000)	—	—

Shares Outstanding, End of Period	21,800,001	21,850,001	4,150,001	1,500,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Corporate Bond Index Fund		FlexShares® Credit-Scored US Long Corporate Bond Index Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$3,543,318	$2,939,612	$1,108,090	$951,493
Net realized gain (loss)	2,972,745	1,212,835	1,951,533	885,293
Net change in unrealized appreciation (depreciation)	3,098,927	6,097,066	168,819	3,495,491

Net Increase (Decrease) in Net Assets Resulting from Operations	9,614,990	10,249,513	3,228,442	5,332,277

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(3,976,789)	(2,860,050)	(1,038,434)	(997,024)
Tax return of capital	—	—	—	—

Total distributions	(3,976,789)	(2,860,050)	(1,038,434)	(997,024)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	99,484,140	46,878,290	26,818,282	—
Cost of shares redeemed	—	(17,728,455)	—	(13,407,104)

Net Increase (Decrease) from Capital Transactions	99,484,140	29,149,835	26,818,282	(13,407,104)

Total Increase (Decrease) in Net Assets	105,122,341	36,539,298	29,008,290	(9,071,851)

NET ASSETS
Beginning of Period	$97,275,068	$60,735,770	$17,352,121	$26,423,972

End of Period	$202,397,409	$97,275,068	$46,360,411	$17,352,121

SHARE TRANSACTIONS
Beginning of period	1,850,001	1,250,001	300,001	550,001
Shares issued	1,850,000	950,000	450,000	—
Shares issued in-kind	—	—	—	—
Shares redeemed	—	(350,000)	—	(200,000)
Shares redeemed in-kind	—	—	—	(50,000)

Shares Outstanding, End of Period	3,700,001	1,850,001	750,001	300,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® High Yield Value-Scored Bond Index Fund		FlexShares® Ready Access Variable Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$10,800,929	$2,526,915	$4,996,263	$6,748,271
Net realized gain (loss)	(4,005,108)	(702,418)	169,631	(15,793)
Net change in unrealized appreciation (depreciation)	(1,237,194)	996,832	1,872,649	1,260,684

Net Increase (Decrease) in Net Assets Resulting from Operations	5,558,627	2,821,329	7,038,543	7,993,162

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(9,992,636)	(3,203,781)	(5,325,015)	(6,639,458)
Tax return of capital	—	(826,269)	—	—

Total distributions	(9,992,636)	(4,030,050)	(5,325,015)	(6,639,458)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	93,576,705	86,540,196	218,827,724	139,613,701
Cost of shares redeemed	—	(33,696,222)	(26,436,867)	(77,220,187)

Net Increase (Decrease) from Capital Transactions	93,576,705	52,843,974	192,390,857	62,393,514

Total Increase (Decrease) in Net Assets	89,142,696	51,635,253	194,104,385	63,747,218

NET ASSETS
Beginning of Period	$100,480,239	$48,844,986	$275,096,899	$211,349,681

End of Period	$189,622,935	$100,480,239	$469,201,284	$275,096,899

SHARE TRANSACTIONS
Beginning of period	2,100,001	1,000,001	3,625,001	2,800,001
Shares issued	2,000,000	1,800,000	2,875,000	1,850,000
Shares issued in-kind	—	—	—	—
Shares redeemed	—	—	(350,000)	(325,000)
Shares redeemed in-kind	—	(700,000)	—	(700,000)

Shares Outstanding, End of Period	4,100,001	2,100,001	6,150,001	3,625,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Statements of Changes in Net Assets (cont.)

	FlexShares® Core Select Bond Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$1,184,248	$993,328
Net realized gain (loss)	770,397	604,900
Net change in unrealized appreciation (depreciation)	1,203,701	1,964,341

Net Increase (Decrease) in Net Assets Resulting from Operations	3,158,346	3,562,569

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(1,218,108)	(998,241)
Tax return of capital	—	—

Total distributions	(1,218,108)	(998,241)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	80,884,377	14,123,739
Cost of shares redeemed	—	(28,972,275)

Net Increase (Decrease) from Capital Transactions	80,884,377	(14,848,536)

Total Increase (Decrease) in Net Assets	82,824,615	(12,284,208)

NET ASSETS
Beginning of Period	$26,298,691	$38,582,899

End of Period	$109,123,306	$26,298,691

SHARE TRANSACTIONS
Beginning of period	1,025,001	1,625,001
Shares issued	—	—
Shares issued in-kind	3,050,000	575,000
Shares redeemed	—	—
Shares redeemed in-kind	—	(1,175,000)

Shares Outstanding, End of Period	4,075,001	1,025,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

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FLEXSHARES ANNUAL REPORT	93

FlexShares® Trust

Financial Highlights

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® US Quality Low Volatility Index Fund
Year ended October 31, 2020	$40.44	$0.64	(a)	$0.38	$1.02	$(0.53)	$—	$—	$(0.53)
For the period 07/15/19* through 10/31/19	40.00	0.17	(a)	0.35	0.52	(0.08)	—	—	(0.08)

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund
Year ended October 31, 2020	25.60	0.64	(a)	(2.22)	(1.58)	(0.54)	—	—	(0.54)
For the period 07/15/19* through 10/31/19	25.00	0.16	(a)	0.53	0.69	(0.09)	—	—	(0.09)

FlexShares® Emerging Markets Quality Low Volatility Index Fund
Year ended October 31, 2020	24.94	0.56	(a)	(0.91)	(0.35)	(0.64)	—	—	(0.64)
For the period 07/15/19* through 10/31/19	25.00	0.23	(a)	(0.18)	0.05	(0.11)	—	—	(0.11)

FlexShares® Morningstar US Market Factor Tilt Index Fund
Year ended October 31, 2020	119.52	2.10	(a)	1.60	3.70	(2.11)	—	—	(2.11)
Year ended October 31, 2019	110.13	1.95	(a)	9.33	11.28	(1.89)	—	—	(1.89)
Year ended October 31, 2018	107.50	2.02	(a)	2.59	4.61	(1.98)	—	—	(1.98)
Year ended October 31, 2017	88.32	1.74	(a)	19.13	20.87	(1.69)	—	—	(1.69)
Year ended October 31, 2016	87.02	1.65	(a)	2.33	3.98	(2.68)	—	—	(2.68)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$40.93	2.63%	2.60%	0.23%	0.22%	1.55%	1.56%	47%	$110,524
40.44	1.30	1.43	0.23	0.22	1.45	1.45	9	6,067

23.48	(6.24)	(6.06)	0.33	0.32	2.63	2.64	62	65,747
25.60	2.76	3.04	0.32	0.32	2.21	2.21	14	5,120

23.95	(1.41)	(0.59)	0.41	0.40	2.38	2.39	81	9,578
24.94	0.19	0.31	0.40	0.40	3.18	3.18	12	4,989

121.11	3.28	3.33	0.26	0.25	1.78	1.79	26	1,174,786
119.52	10.41	10.41	0.26	0.25	1.72	1.72	28	1,446,137
110.13	4.22	4.19	0.25	0.25	1.77	1.77	15	1,387,665
107.50	23.77	23.72	0.26	0.25	1.73	1.74	22	1,150,199
88.32	4.70	4.77	0.28	0.27	1.92	1.93	26	830,253

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Year ended October 31, 2020	$62.67	$1.31	(a)	$(7.88)	$(6.57)	$(1.86)	$—	$—	$(1.86)
Year ended October 31, 2019	59.76	1.85	(a)	2.89	4.74	(1.83)	—	—	(1.83)
Year ended October 31, 2018	67.51	1.78	(a)	(7.39)	(5.61)	(2.14)	—	—	(2.14)
Year ended October 31, 2017	55.62	1.58	(a)	11.91 (k)	13.49	(1.60)	—	—	(1.60)
Year ended October 31, 2016	58.18	1.59	(a)	(1.55)	0.04	(2.60)	—	—	(2.60)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Year ended October 31, 2020	50.42	1.02	(a)	(1.97)	(0.95)	(1.42)	—	—	(1.42)
Year ended October 31, 2019	47.92	1.49	(a)	2.46	3.95	(1.45)	—	—	(1.45)
Year ended October 31, 2018	57.38	1.46	(a)	(9.34)	(7.88)	(1.58)	—	—	(1.58)
Year ended October 31, 2017	47.52	1.28	(a)	9.80	11.08	(1.22)	—	—	(1.22)
Year ended October 31, 2016	45.02	0.97	(a)	3.10	4.07	(1.57)	—	—	(1.57)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$54.24	(10.57)%	(10.23)%	0.40%	0.39%	2.28%	2.28%	21%	$499,016
62.67	8.13	8.16	0.40	0.39	3.09	3.09	25	965,142
59.76	(8.61)	(9.48)	0.39	0.39	2.65	2.65	34	968,096
67.51	24.58 (k)	25.38	0.40	0.39	2.57	2.57	22	985,608
55.62	0.20	0.80	0.43	0.42	2.91	2.92	35	622,898

48.05	(1.86)	(1.44)	0.60	0.59	2.13	2.14	41	225,847
50.42	8.29	8.08	0.60	0.59	2.92	2.93	45	413,414
47.92	(14.05)	(15.22)	0.59	0.59	2.56	2.56	49	488,736
57.38	23.56	23.47	0.60	0.59	2.44	2.44	34	568,071
47.52	9.41	10.65	0.66	0.65	2.23	2.23	34	299,351

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Year ended October 31, 2020	$28.22	$0.87	(a)	$(3.54)		$(2.67)	$(1.03)	$—	$—	$(1.03)
Year ended October 31, 2019	26.44	0.81	(a)	1.78		2.59	(0.81)	—	—	(0.81)
Year ended October 31, 2018	29.14	0.93	(a)	(2.53)		(1.60)	(0.78)	—	(0.32)	(1.10)
Year ended October 31, 2017	23.97	0.59	(a)	5.27		5.86	(0.69)	—	—	(0.69)
For the period 11/09/15* through 10/31/16	25.00	1.04	(a)	(0.96)		0.08	(0.98)	—	(0.13)	(1.11)

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund
Year ended October 31, 2020	27.21	0.78	(a)	(0.02	)(g)	0.76	(0.78)	—	—	(0.78)
Year ended October 31, 2019	26.04	0.78	(a)	1.17		1.95	(0.78)	—	—	(0.78)
Year ended October 31, 2018	30.58	0.63	(a)	(4.35)		(3.72)	(0.79)	—	(0.03)	(0.82)
Year ended October 31, 2017	25.82	0.63	(a)	4.77		5.40	(0.64)	—	—	(0.64)
For the period 11/09/15* through 10/31/16	25.00	0.59	(a)	1.10		1.69	(0.87)	—	—	(0.87)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$24.52	(9.71)%	(10.11)%	0.45	%(i)	0.05	%(i)	2.92%	3.32%	11%	$6,129
28.22	10.02	10.61	0.45	(i)	0.05	(i)	2.62	3.02	4	8,466
26.44	(5.73)	(6.19)	0.46	(i)	0.05	(i)	2.84	3.25	9	7,933
29.14	24.75	24.84	0.46	(i)	0.05	(i)	1.78	2.18	6	18,941
23.97	0.59	0.97	0.55	(i)	0.05	(i)	4.12	4.62	11	3,595

27.19	2.88	2.92	0.64	(i)	0.06	(i)	2.33	2.92	3	3,399
27.21	7.52	7.89	0.65	(i)	0.06	(i)	2.23	2.82	5	5,443
26.04	(12.40)	(12.44)	0.65	(i)	0.05	(i)	1.45	2.05	6	4,557
30.58	21.16	20.75	0.65	(i)	0.05	(i)	1.67	2.27	4	41,285
25.82	7.04	7.12	0.72	(i)	0.05	(i)	1.81	2.47	4	33,567

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® US Quality Large Cap Index Fund
Year ended October 31, 2020	$34.69	$0.62	(a)	$0.76	$1.38	$(0.59)	$—	$—	$(0.59)
Year ended October 31, 2019	33.44	0.68	(a)	1.29	1.97	(0.72)	—	—	(0.72)
Year ended October 31, 2018	31.83	0.54	(a)	1.58	2.12	(0.51)	—	—	(0.51)
Year ended October 31, 2017	26.15	0.49	(a)	5.65	6.14	(0.46)	—	—	(0.46)
Year ended October 31, 2016	26.62	0.50	(a)	(0.47)	0.03	(0.50)	—	—	(0.50)

FlexShares® STOXX® US ESG Impact Index Fund
Year ended October 31, 2020	72.29	1.27	(a)	6.81	8.08	(1.21)	—	—	(1.21)
Year ended October 31, 2019	64.33	1.21	(a)	7.83	9.04	(1.08)	—	—	(1.08)
Year ended October 31, 2018	60.49	1.09	(a)	3.84	4.93	(1.09)	—	—	(1.09)
Year ended October 31, 2017	49.96	1.05	(a)	10.45	11.50	(0.97)	—	—	(0.97)
For the period 07/13/16* through 10/31/16	50.00	0.27	(a)	(0.15)	0.12	(0.16)	—	—	(0.16)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$35.48	4.13%	4.16%	0.33%	0.32%	1.77%	1.77%	48%	$71,842
34.69	6.04	6.01	0.33	0.32	2.04	2.05	69	51,171
33.44	6.63	6.30	0.33	0.32	1.56	1.57	94	61,859
31.83	23.65	24.08	0.34	0.32	1.65	1.67	64	27,055
26.15	0.12	0.12	0.38	0.32	1.87	1.93	59	6,538

79.16	11.40	11.45	0.33	0.32	1.67	1.68	66	89,052
72.29	14.21	14.26	0.33	0.32	1.78	1.79	75	56,024
64.33	8.13	7.97	0.33	0.32	1.66	1.67	110	28,946
60.49	23.19	23.30	0.35	0.32	1.82	1.85	67	13,610
49.96	0.24	0.28	0.37	0.32	1.75	1.80	20	4,996

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® STOXX® Global ESG Impact Index Fund
Year ended October 31, 2020	$101.77	$1.72	(a)	$4.26	$5.98	$(1.73)	$—	$—	$(1.73)
Year ended October 31, 2019	91.61	2.05	(a)	10.12	12.17	(2.01)	—	—	(2.01)
Year ended October 31, 2018	91.97	1.95	(a)	(0.61)	1.34	(1.70)	—	—	(1.70)
Year ended October 31, 2017	75.52	1.56	(a)	16.67 (k)	18.23	(1.78)	—	—	(1.78)
For the period 07/13/16* through 10/31/16	75.00	0.41	(a)	0.34	0.75	(0.23)	—	—	(0.23)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Year ended October 31, 2020	31.40	0.89	(a)	(4.65)	(3.76)	(0.93)	—	—	(0.93)
Year ended October 31, 2019	31.51	1.08	(a)	(0.09)	0.99	(1.10)	—	—	(1.10)
Year ended October 31, 2018	31.59	0.91	(a)	(0.13)	0.78	(0.86)	—	—	(0.86)
Year ended October 31, 2017	27.40	0.70	(a)	4.13 (k)	4.83	(0.64)	—	—	(0.64)
Year ended October 31, 2016	25.52	0.55	(a)	2.73	3.28	(1.40)	—	—	(1.40)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

				RATIOS/SUPPLEMENTAL DATA
	Total Return(b)			Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)		Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$106.02	6.03%		6.46%	0.43%	0.42%	1.66%	1.66%	58%	$111,323
101.77	13.49		12.96	0.43	0.42	2.15	2.16	66	91,590
91.61	1.38		1.71	0.43	0.42	2.03	2.04	78	73,284
91.97	24.37	(k)	24.55	0.45	0.42	1.81	1.83	64	32,189
75.52	1.00		1.03	0.45	0.42	1.74	1.77	22	7,552

26.71	(11.87)		(11.46)	0.47	0.46	3.03	3.04	29	2,924,726
31.40	3.16		3.06	0.47	0.46	3.40	3.41	24	5,510,201
31.51	2.33		2.01	0.46	0.46	2.72	2.72	30	5,435,783
31.59	17.81	(k)	17.97	0.47	0.46	2.36	2.36	18	4,760,397
27.40	13.84		14.05	0.49	0.48	2.20	2.20	18	2,822,012

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® STOXX® Global Broad Infrastructure Index Fund
Year ended October 31, 2020	$52.56	$1.25	(a)	$(4.53)		$(3.28)	$(1.18)	$—	$—	$(1.18)
Year ended October 31, 2019	45.09	1.35	(a)	7.34		8.69	(1.22)	—	—	(1.22)
Year ended October 31, 2018	47.85	1.36	(a)	(2.71)		(1.35)	(1.41)	—	—	(1.41)
Year ended October 31, 2017	43.49	1.37	(a)	4.40		5.77	(1.41)	—	—	(1.41)
Year ended October 31, 2016	43.30	1.34	(a)	(0.02	)(g)	1.32	(1.13)	—	—	(1.13)

FlexShares® Global Quality Real Estate Index Fund
Year ended October 31, 2020	66.60	1.43	(a)	(14.62)		(13.19)	(2.50)	—	(0.03)	(2.53)
Year ended October 31, 2019	57.96	1.76	(a)	8.68		10.44	(1.80)	—	—	(1.80)
Year ended October 31, 2018	62.02	1.80	(a)	(3.99)		(2.19)	(1.87)	—	—	(1.87)
Year ended October 31, 2017	57.12	0.99	(a)	5.54		6.53	(1.63)	—	—	(1.63)
Year ended October 31, 2016	57.47	1.90	(a)	(0.58)		1.32	(1.67)	—	—	(1.67)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$48.10	(6.23)%	(5.93)%	0.48%	0.47%	2.51%	2.52%	13%	$1,856,596
52.56	19.52	19.99	0.48	0.47	2.73	2.74	12	1,477,030
45.09	(2.90)	(3.25)	0.47	0.47	2.88	2.89	13	773,363
47.85	13.44	13.23	0.48	0.47	2.97	2.98	12	875,628
43.49	3.09	3.26	0.48	0.47	3.09	3.10	14	669,676

50.88	(20.29)	(20.40)	0.46	0.45	2.53	2.54	56	264,574
66.60	18.37	18.65	0.46	0.45	2.80	2.81	53	376,264
57.96	(3.69)	(3.95)	0.46	0.45	2.92	2.92	61	275,332
62.02	11.71	11.71	0.46	0.45	1.67	1.67	64	244,970
57.12	2.28	2.44	0.46	0.45	3.26	3.27	57	197,049

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Real Assets Allocation Index Fund
Year ended October 31, 2020	$30.30	$0.86	(a)	$(4.58)	$(3.72)	$(0.86)	$—	$—	$(0.86)
Year ended October 31, 2019	26.45	0.76	(a)	3.85	4.61	(0.76)	—	—	(0.76)
Year ended October 31, 2018	28.08	0.80	(a)	(1.64)	(0.84)	(0.79)	0.00 (h)	—	(0.79)
Year ended October 31, 2017	25.63	0.66	(a)	2.54	3.20	(0.75)	—	—	(0.75)
For the period 11/23/15* through 10/31/16	25.00	0.86	(a)	0.51 (g)	1.37	(0.74)	—	—	(0.74)

FlexShares® Quality Dividend Index Fund
Year ended October 31, 2020	46.33	1.24	(a)	(2.67)	(1.43)	(1.25)	(0.25)	—	(1.50)
Year ended October 31, 2019	44.53	1.24	(a)	2.29	3.53	(1.19)	(0.54)	—	(1.73)
Year ended October 31, 2018	42.57	1.20	(a)	1.98	3.18	(1.22)	—	—	(1.22)
Year ended October 31, 2017	37.11	1.23	(a)	5.43	6.66	(1.20)	—	—	(1.20)
Year ended October 31, 2016	35.99	1.23	(a)	1.03	2.26	(1.14)	—	—	(1.14)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$25.72	(12.45)%	(12.54)%	0.58	%(i)	0.11	%(i)	2.65%	3.11%	14%	$4,502
30.30	17.69	17.72	0.58	(i)	0.11	(i)	2.22	2.69	4	11,361
26.45	(3.09)	(3.32)	0.59	(i)	0.11	(i)	2.39	2.87	5	13,887
28.08	12.73	13.05	0.65	(i)	0.11	(i)	1.88	2.42	11	6,318
25.63	5.56	5.60	0.72	(i)	0.11	(i)	3.03	3.64	11	1,282

43.40	(2.98)	(2.98)	0.38		0.37		2.79	2.79	75	1,265,177
46.33	8.45	8.52	0.38		0.37		2.80	2.81	95	1,707,344
44.53	7.42	7.40	0.37		0.37		2.64	2.64	76	1,759,108
42.57	18.10	18.03	0.38		0.37		3.00	3.00	89	1,815,665
37.11	6.41	6.43	0.38		0.37		3.38	3.38	85	1,438,149

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Quality Dividend Defensive Index Fund
Year ended October 31, 2020	$46.25	$1.21	(a)	$(3.28)	$(2.07)	$(1.21)	$(0.36)	$—	$(1.57)
Year ended October 31, 2019	44.46	1.22	(a)	3.35	4.57	(1.14)	(1.64)	—	(2.78)
Year ended October 31, 2018	42.04	1.21	(a)	2.45	3.66	(1.24)	—	—	(1.24)
Year ended October 31, 2017	36.82	1.18	(a)	5.18	6.36	(1.14)	—	—	(1.14)
Year ended October 31, 2016	35.81	1.11	(a)	0.99	2.10	(1.09)	—	—	(1.09)

FlexShares® Quality Dividend Dynamic Index Fund
Year ended October 31, 2020	45.49	1.33	(a)	(1.21)	0.12	(1.67)	—	—	(1.67)
Year ended October 31, 2019	42.20	1.21	(a)	3.26	4.47	(1.18)	—	—	(1.18)
Year ended October 31, 2018	41.84	1.15	(a)	0.40	1.55	(1.19)	—	—	(1.19)
Year ended October 31, 2017	35.32	1.19	(a)	6.45	7.64	(1.12)	—	—	(1.12)
Year ended October 31, 2016	35.14	1.11	(a)	0.31 (g)	1.42	(1.24)	—	—	(1.24)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$42.61	(4.45)%	(4.43)%	0.38%	0.37%	2.77%	2.77%	76%	$411,173
46.25	11.40	11.40	0.38	0.37	2.76	2.76	91	450,963
44.46	8.69	8.74	0.38	0.37	2.70	2.71	94	320,091
42.04	17.44	17.41	0.38	0.37	2.94	2.95	74	313,167
36.82	5.96	5.96	0.38	0.37	3.09	3.10	72	252,223

43.94	0.86	0.91	0.38	0.37	2.93	2.94	77	13,181
45.49	10.86	10.89	0.38	0.37	2.81	2.82	77	52,308
42.20	3.59	3.67	0.38	0.37	2.61	2.62	77	44,305
41.84	21.81	21.59	0.38	0.37	2.99	3.00	63	58,571
35.32	4.16	4.43	0.38	0.37	3.23	3.25	69	52,979

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Index Fund
Year ended October 31, 2020	$23.06	$0.79	(a)	$(2.86)	$(2.07)	$(0.84)	$—	$—	$(0.84)
Year ended October 31, 2019	22.37	1.13	(a)	0.70	1.83	(1.14)	—	—	(1.14)
Year ended October 31, 2018	26.27	1.22	(a)	(3.86)	(2.64)	(1.26)	—	—	(1.26)
Year ended October 31, 2017	22.45	1.06	(a)	3.69	4.75	(0.93)	—	—	(0.93)
Year ended October 31, 2016	23.03	0.92	(a)	(0.68)	0.24	(0.82)	—	—	(0.82)

FlexShares® International Quality Dividend Defensive Index Fund
Year ended October 31, 2020	21.87	0.74	(a)	(2.70)	(1.96)	(0.75)	—	—	(0.75)
Year ended October 31, 2019	21.39	1.09	(a)	0.51	1.60	(1.12)	—	—	(1.12)
Year ended October 31, 2018	25.06	1.14	(a)	(3.54)	(2.40)	(1.27)	—	—	(1.27)
Year ended October 31, 2017	22.16	0.99	(a)	2.81	3.80	(0.90)	—	—	(0.90)
Year ended October 31, 2016	22.54	0.83	(a)	(0.35)	0.48	(0.86)	—	—	(0.86)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$20.15	(8.94)%	(8.93)%	0.48%	0.47%	3.68%	3.68%	74%	$453,477
23.06	8.41	9.09	0.48	0.47	4.98	4.98	71	774,685
22.37	(10.48)	(11.30)	0.47	0.47	4.77	4.78	71	765,167
26.27	21.50	21.80	0.48	0.47	4.27	4.28	69	979,701
22.45	1.16	2.05	0.48	0.47	4.17	4.18	68	496,050

19.16	(8.92)	(8.88)	0.48	0.47	3.65	3.66	75	59,404
21.87	7.66	8.12	0.48	0.47	5.02	5.03	63	78,719
21.39	(10.03)	(10.91)	0.48	0.47	4.68	4.68	69	87,703
25.06	17.45	17.69	0.48	0.47	4.18	4.19	72	95,217
22.16	2.24	3.39	0.48	0.47	3.78	3.79	73	77,561

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Dynamic Index Fund
Year ended October 31, 2020	$24.94	$0.70	(a)	$(2.45)	$(1.75)	$(0.81)	$—	$—	$(0.81)
Year ended October 31, 2019	23.51	1.05	(a)	1.52	2.57	(1.14)	—	—	(1.14)
Year ended October 31, 2018	27.82	1.32	(a)	(4.34)	(3.02)	(1.29)	—	—	(1.29)
Year ended October 31, 2017	23.47	1.11	(a)	4.08	5.19	(0.84)	—	—	(0.84)
Year ended October 31, 2016	23.82	0.83	(a)	(0.13)	0.70	(0.98)	—	(0.07)	(1.05)

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Year ended October 31, 2020	24.58	0.33	(a)	1.09	1.42	(0.27)	—	—	(0.27)
Year ended October 31, 2019	23.81	0.46	(a)	0.79	1.25	(0.48)	—	—	(0.48)
Year ended October 31, 2018	24.60	0.68	(a)	(0.78)	(0.10)	(0.69)	—	—	(0.69)
Year ended October 31, 2017	24.82	0.37	(a)	(0.27)	0.10	(0.32)	—	—	(0.32)
Year ended October 31, 2016	24.38	0.15	(a)	0.47	0.62	(0.16)	—	(0.02)	(0.18)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$22.38	(6.99)%	(7.03)%	0.48%	0.47%	2.90%	2.91%	85%	$22,376
24.94	11.30	12.23	0.48	0.47	4.36	4.37	88	47,391
23.51	(11.34)	(12.11)	0.48	0.47	4.83	4.83	75	63,481
27.82	22.37	22.91	0.48	0.47	4.19	4.20	76	91,796
23.47	3.17	3.96	0.49	0.47	3.70	3.72	75	18,777

25.73	5.81	5.85	0.19	0.18	1.33	1.33	71	1,429,491
24.58	5.30	5.35	0.19	0.18	1.89	1.89	52	1,178,722
23.81	(0.41)	(0.49)	0.18	0.18	2.79	2.80	85	1,641,610
24.60	0.42	0.46	0.21	0.20	1.49	1.50	134	2,113,130
24.82	2.55	2.55	0.21	0.20	0.62	0.63	105	1,841,902

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Year ended October 31, 2020	$25.50	$0.36	(a)	$1.76	$2.12	$(0.28)	$—	$—	$(0.28)
Year ended October 31, 2019	23.95	0.44	(a)	1.59	2.03	(0.48)	—	—	(0.48)
Year ended October 31, 2018	25.06	0.71	(a)	(1.08)	(0.37)	(0.74)	—	—	(0.74)
Year ended October 31, 2017	25.45	0.47	(a)	(0.45)	0.02	(0.41)	—	—	(0.41)
Year ended October 31, 2016	24.56	0.30	(a)	0.88	1.18	(0.27)	—	(0.02)	(0.29)

FlexShares® Disciplined Duration MBS Index Fund
Year ended October 31, 2020	23.55	0.37	(a)	0.85	1.22	(0.67)	—	—	(0.67)
Year ended October 31, 2019	22.74	0.61	(a)	1.03	1.64	(0.83)	—	—	(0.83)
Year ended October 31, 2018	23.86	0.49	(a)	(0.88)	(0.39)	(0.73)	—	—	(0.73)
Year ended October 31, 2017	24.74	0.39	(a)	(0.50)	(0.11)	(0.77)	—	—	(0.77)
Year ended October 31, 2016	24.87	0.45	(a)	0.29	0.74	(0.87)	—	—	(0.87)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements		Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$27.34	8.39%	8.47%	0.19%	0.18%		1.35%	1.35%		66%	$596,095
25.50	8.53	8.45	0.19	0.18		1.77	1.78		41	557,185
23.95	(1.51)	(1.51)	0.18	0.18		2.88	2.88		65	904,027
25.06	0.08	0.08	0.21	0.20		1.86	1.87		87	819,372
25.45	4.81	4.64	0.21	0.20		1.18	1.19		72	651,605

24.10	5.19	5.19	0.21	0.20		1.54	1.54		175	100,020
23.55	7.36	7.07	0.21	0.20		2.64	2.65		61	35,330
22.74	(1.65)	(1.31)	0.21	0.20		2.09	2.10		160	71,628
23.86	(0.44)	(0.53)	0.21	0.20		1.61	1.62		61	38,183
24.74	3.02	2.69	0.21	—	(j)	1.62	1.83	(j)	89	42,063

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Credit-Scored US Corporate Bond Index Fund
Year ended October 31, 2020	$52.58	$1.32	(a)	$2.39	$3.71	$(1.37)	$(0.22)	$—	$(1.59)
Year ended October 31, 2019	48.59	1.63	(a)	3.94	5.57	(1.58)	—	—	(1.58)
Year ended October 31, 2018	50.98	1.40	(a)	(2.43)	(1.03)	(1.36)	—	—	(1.36)
Year ended October 31, 2017	51.49	1.26	(a)	(0.34)	0.92	(1.23)	(0.20)	—	(1.43)
Year ended October 31, 2016	50.32	1.21	(a)	1.13	2.34	(1.17)	—	—	(1.17)

FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Year ended October 31, 2020	57.84	1.99	(a)	3.90	5.89	(1.92)	—	—	(1.92)
Year ended October 31, 2019	48.04	2.11	(a)	9.89	12.00	(2.20)	—	—	(2.20)
Year ended October 31, 2018	53.88	2.07	(a)	(5.87)	(3.80)	(2.04)	—	—	(2.04)
Year ended October 31, 2017	53.83	2.06	(a)	0.74	2.80	(2.07)	(0.68)	—	(2.75)
Year ended October 31, 2016	50.29	2.14	(a)	3.56	5.70	(2.16)	—	—	(2.16)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$54.70	7.20%	7.22%	0.23%	0.22%	2.46%	2.46%	62%	$202,397
52.58	11.66	11.56	0.23	0.22	3.20	3.21	65	97,275
48.59	(2.05)	(2.23)	0.23	0.22	2.83	2.84	76	60,736
50.98	1.85	1.99	0.23	0.22	2.48	2.49	65	50,982
51.49	4.71	4.70	0.24	0.22	2.34	2.36	59	36,041

61.81	10.34	10.57	0.23	0.22	3.27	3.28	74	46,360
57.84	25.57	25.51	0.23	0.22	4.06	4.07	44	17,352
48.04	(7.24)	(7.86)	0.23	0.22	4.05	4.06	93	26,424
53.88	5.58	4.25	0.24	0.22	3.92	3.94	91	18,858
53.83	11.60	12.75	0.25	0.22	4.01	4.04	80	13,457

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® High Yield Value-Scored Bond Index Fund
Year ended October 31, 2020	$47.85	$3.12	(a)	$(1.77)	$1.35	$(2.95)	$—	$—	$(2.95)
Year ended October 31, 2019	48.84	2.67	(a)	0.78	3.45	(3.57)	—	(0.87)	(4.44)
For the period 07/17/18* through 10/31/18	50.00	1.68	(a)	(1.60)	0.08	(1.24)	—	—	(1.24)

FlexShares® Ready Access Variable Income Fund
Year ended October 31, 2020	75.89	1.07	(a)	0.57	1.64	(1.23)	(0.01)	—	(1.24)
Year ended October 31, 2019	75.48	1.98	(a)	0.41	2.39	(1.98)	—	—	(1.98)
Year ended October 31, 2018	75.61	1.58	(a)	(0.24)	1.34	(1.47)	—	—	(1.47)
Year ended October 31, 2017	75.56	0.89	(a)	0.00 (h)	0.89	(0.84)	—	—	(0.84)
Year ended October 31, 2016	75.36	0.65	(a)	0.23	0.88	(0.63)	(0.05)	—	(0.68)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$46.25	3.07%	3.12%	0.38%	0.37%	6.78%	6.78%	95%	$189,623
47.85	7.48	7.64	0.38	0.37	5.56	5.57	44	100,480
48.84	0.13	0.13	0.38	0.37	11.56	11.57	18	48,845

76.29	2.18	2.17	0.26	0.25	1.41	1.41	79	469,201
75.89	3.21	3.18	0.26	0.25	2.61	2.62	73	275,097
75.48	1.80	1.91	0.26	0.25	2.09	2.10	131	211,350
75.61	1.18	1.06	0.26	0.25	1.17	1.18	71	162,557
75.56	1.19	1.18	0.26	0.25	0.86	0.87	59	109,564

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net asset value, beginning of period	Net Investment Income		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Core Select Bond Fund
Year ended October 31, 2020	$25.66	$0.51	(a)	$1.19	$1.70	$(0.58)	$—	$—	$(0.58)
Year ended October 31, 2019	23.74	0.73	(a)	1.93	2.66	(0.74)	—	—	(0.74)
Year ended October 31, 2018	25.08	0.63	(a)	(1.31)	(0.68)	(0.66)	—	—	(0.66)
For the period 11/18/16* through 10/31/17	25.00	0.55	(a)	0.15	0.70	(0.62)	—	—	(0.62)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)

Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)

The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized gain (loss) for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)

The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)

Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net investment Income before reimbursements	Net investment Income net of reimbursements	Portfolio Turnover Rate(b)(f)	Net assets, end of period (thousands)

$26.78	6.69%	6.57%	0.36	%(i)	0.20	%(i)	1.76%	1.93%	91%	$109,123
25.66	11.38	11.41	0.36	(i)	0.19	(i)	2.80	2.97	135	26,299
23.74	(2.73)	(2.92)	0.36	(i)	0.16	(i)	2.41	2.61	53	38,583
25.08	2.86	3.19	0.43	(i)	0.16	(i)	2.08	2.35	99	3,762

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

Schedule of Investments

FlexShares® US Quality Low Volatility Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

Aerospace & Defense – 1.6%

Lockheed Martin Corp.	4,428	$1,550,376

Northrop Grumman Corp.	432	125,202

Teledyne Technologies, Inc.*	162	50,082
		1,725,660

Air Freight & Logistics – 1.6%

CH Robinson Worldwide, Inc.	9,612	849,989

Expeditors International of Washington, Inc.	10,476	925,764
		1,775,753

Banks – 0.9%

Commerce Bancshares, Inc.	10,098	628,601

JPMorgan Chase & Co.	3,186	312,355
		940,956

Beverages – 3.3%

Coca-Cola Co. (The)	42,390	2,037,263

PepsiCo, Inc.	12,258	1,633,869
		3,671,132

Biotechnology – 1.7%

Amgen, Inc.	1,620	351,443

Biogen, Inc.*	2,052	517,247

Regeneron Pharmaceuticals, Inc.*	1,944	1,056,681
		1,925,371

Capital Markets – 1.8%

Intercontinental Exchange, Inc.	7,560	713,664

Nasdaq, Inc.	5,670	686,013

S&P Global, Inc.	1,728	557,678
		1,957,355

Chemicals – 0.6%

Ecolab, Inc.	3,888	713,798

Commercial Services & Supplies – 1.3%

Cintas Corp.	270	84,929

Republic Services, Inc.	7,344	647,520

Tetra Tech, Inc.	6,264	632,100

Waste Management, Inc.	270	29,136
		1,393,685

Investments	Shares	Value

Consumer Finance – 0.5%

Credit Acceptance Corp.*	1,890	$563,447

Distributors – 0.9%

Pool Corp.	2,808	982,323

Diversified Financial Services – 0.3%

Berkshire Hathaway, Inc., Class B*	1,566	316,175

Diversified Telecommunication Services – 6.3%

AT&T, Inc.	67,554	1,825,309

Cogent Communications Holdings, Inc.	13,014	726,181

Liberty Global plc, Class C*	10,422	194,475

Verizon Communications, Inc.	73,278	4,176,113
		6,922,078

Electric Utilities – 4.8%

American Electric Power Co., Inc.	7,614	684,727

Duke Energy Corp.	378	34,818

Eversource Energy	7,992	697,462

IDACORP, Inc.	7,776	682,188

NextEra Energy, Inc.	17,280	1,265,069

Pinnacle West Capital Corp.	8,586	700,360

Portland General Electric Co.	13,230	519,939

Xcel Energy, Inc.	10,152	710,944
		5,295,507

Electronic Equipment, Instruments & Components – 0.6%

Dolby Laboratories, Inc., Class A	8,694	652,746

Equity Real Estate Investment Trusts (REITs) – 5.2%

AvalonBay Communities, Inc.	4,374	608,555

Camden Property Trust	5,562	513,039

Crown Castle International Corp.	3,456	539,827

Equinix, Inc.	281	205,478

Equity LifeStyle Properties, Inc.	12,582	744,729

Essex Property Trust, Inc.	3,078	629,728

Extra Space Storage, Inc.	648	75,136

Federal Realty Investment Trust	4,050	278,559

Life Storage, Inc.	3,996	456,143

National Retail Properties, Inc.	4,806	153,840

Public Storage	4,536	1,039,061

Realty Income Corp.	8,532	493,662
		5,737,757

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – 4.0%

Casey’s General Stores, Inc.	3,402	$573,475

Costco Wholesale Corp.	1,458	521,410

Kroger Co. (The)	1,512	48,701

Sysco Corp.	11,664	645,136

Walmart, Inc.	18,900	2,622,375
		4,411,097

Food Products – 2.1%

Hershey Co. (The)	6,264	861,049

Hormel Foods Corp.	12,204	594,213

J M Smucker Co. (The)	1,404	157,529

Kellogg Co.	2,268	142,634

McCormick & Co., Inc. (Non-Voting)	3,294	594,600
		2,350,025

Health Care Equipment & Supplies – 0.7%

Stryker Corp.	3,996	807,232

Health Care Providers & Services – 1.5%

Chemed Corp.	1,296	619,903

Encompass Health Corp.	7,830	480,057

Quest Diagnostics, Inc.	4,158	507,858

UnitedHealth Group, Inc.	216	65,910
		1,673,728

Hotels, Restaurants & Leisure – 0.7%

Domino’s Pizza, Inc.	1,944	735,454

Household Durables – 0.7%

Helen of Troy Ltd.*	4,050	767,880

Household Products – 1.4%

Clorox Co. (The)	3,942	816,980

Procter & Gamble Co. (The)	270	37,017

WD-40 Co.	2,916	709,696
		1,563,693

Industrial Conglomerates – 1.0%

Honeywell International, Inc.	6,588	1,086,691

Insurance – 4.8%

Alleghany Corp.	771	421,683

Allstate Corp. (The)	8,586	762,007

American Financial Group, Inc.	5,778	433,003

Investments	Shares	Value

Insurance – (continued)

Arthur J Gallagher & Co.	2,700	$280,017

Chubb Ltd.	5,400	701,514

Fidelity National Financial, Inc.	3,348	104,759

First American Financial Corp.	5,940	264,865

Hanover Insurance Group, Inc. (The)	6,804	650,871

Progressive Corp. (The)	432	39,701

Travelers Cos., Inc. (The)	7,722	932,123

W R Berkley Corp.	11,934	717,472
		5,308,015

Interactive Media & Services – 2.4%

Alphabet, Inc., Class A*	441	712,705

Alphabet, Inc., Class C*	502	813,747

Facebook, Inc., Class A*	4,104	1,079,803
		2,606,255

Internet & Direct Marketing Retail – 3.7%

Amazon.com, Inc.*	1,150	3,491,573

Chewy, Inc., Class A*	9,234	568,814
		4,060,387

IT Services – 9.7%

Accenture plc, Class A	7,830	1,698,405

Automatic Data Processing, Inc.	1,998	315,604

Genpact Ltd.	21,276	731,256

Jack Henry & Associates, Inc.	2,592	384,264

Mastercard, Inc., Class A	14,094	4,068,092

Visa, Inc., Class A	17,550	3,189,011

Wix.com Ltd.*	1,566	387,303
		10,773,935

Life Sciences Tools & Services – 1.5%

ICON plc*	4,698	847,049

QIAGEN NV*	17,388	824,887
		1,671,936

Media – 1.6%

Cable One, Inc.	324	561,122

Charter Communications, Inc., Class A*	2,085	1,258,965
		1,820,087

Metals & Mining – 1.4%

Newmont Corp.	15,930	1,001,041

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

FlexShares® US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Royal Gold, Inc.	4,482	$532,507
		1,533,548

Multiline Retail – 1.2%

Target Corp.	8,856	1,348,060

Multi-Utilities – 2.0%

CMS Energy Corp.	6,912	437,737

Consolidated Edison, Inc.	7,236	567,954

NorthWestern Corp.	3,780	197,051

WEC Energy Group, Inc.	10,584	1,064,221
		2,266,963

Oil, Gas & Consumable Fuels – 0.7%

Chevron Corp.	10,260	713,070

Exxon Mobil Corp.	2,268	73,982
		787,052

Pharmaceuticals – 9.7%

Eli Lilly and Co.	15,228	1,986,645

Johnson & Johnson	36,234	4,968,044

Merck & Co., Inc.	44,712	3,362,790

Pfizer, Inc.	2,052	72,805

Zoetis, Inc.	1,890	299,659
		10,689,943

Professional Services – 0.7%

Verisk Analytics, Inc.	4,104	730,389

Road & Rail – 0.8%

Old Dominion Freight Line, Inc.	4,752	904,638

Semiconductors & Semiconductor Equipment – 0.3%

NXP Semiconductors NV	2,106	284,563

Software – 7.6%

Adobe, Inc.*	216	96,574

Check Point Software Technologies Ltd.*	7,182	815,588

Globant SA*	3,510	633,941

Intuit, Inc.	1,188	373,840

J2 Global, Inc.*	9,504	645,131

Microsoft Corp.	20,844	4,220,285

Tyler Technologies, Inc.*	972	373,617

Investments	Shares	Value

Software – (continued)

Zoom Video Communications, Inc., Class A*	2,646	$1,219,568
		8,378,544

Specialty Retail – 2.3%

Home Depot, Inc. (The)	5,346	1,425,832

O’Reilly Automotive, Inc.*	1,836	801,598

Ross Stores, Inc.	3,996	340,339
		2,567,769

Technology Hardware, Storage & Peripherals – 5.2%

Apple, Inc.	52,920	5,760,871

Water Utilities – 0.6%

American Water Works Co., Inc.	4,644	698,968
TOTAL COMMON STOCKS (Cost $108,797,719)		110,161,466
	Principal Amount

SHORT-TERM INVESTMENTS – 0.0%(a)

U.S. TREASURY OBLIGATIONS – 0.0%(a)

U.S. Treasury Bills 0.12%, 1/28/2021(b) (c) (Cost $44,987)	45,000	44,991
Total Investments – 99.7% (Cost $108,842,706)		110,206,457

Other assets less liabilities – 0.3%		317,081
Net Assets – 100.0%		$110,523,538

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)	All or a portion of the security pledged as collateral for Futures Contracts.

(c)	The rate shown was the current yield as of October 31, 2020.

Percentages shown are based on Net Assets.

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Low Volatility Index Fund (cont.)

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,589,912
Aggregate gross unrealized depreciation	(4,238,019)
Net unrealized appreciation	$1,351,893
Federal income tax cost	$108,848,515

Futures Contracts

FlexShares® US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	2	12/18/2020	USD	$326,470	$(6,049)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

Schedule of Investments

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.9%

Aerospace & Defense – 0.2%

Thales SA	2,016	$131,225

Air Freight & Logistics – 0.4%

SG Holdings Co. Ltd.	11,200	269,447

Auto Components – 0.1%

Bridgestone Corp.	2,800	90,798

Automobiles – 0.3%

Toyota Motor Corp.	2,800	182,212

Banks – 7.9%

Bank Leumi Le-Israel BM	86,296	409,112

Bank of Nova Scotia (The)	16,744	695,077

BNP Paribas SA*	420	14,606

BOC Hong Kong Holdings Ltd.	196,000	543,402

Commonwealth Bank of Australia	24,388	1,182,069

Hang Seng Bank Ltd.	36,400	559,505

Royal Bank of Canada	13,888	970,343

Skandinaviska Enskilda Banken AB, Class A*	2,688	23,041

Sumitomo Mitsui Financial Group, Inc.	16,800	462,988

Swedbank AB, Class A*	2,632	41,249

Toronto-Dominion Bank (The)	6,440	283,904
		5,185,296

Beverages – 1.0%

Carlsberg A/S, Class B	588	74,426

Diageo plc	11,312	365,514

Suntory Beverage & Food Ltd.	5,600	192,845

Thai Beverage PCL	117,600	49,951
		682,736

Biotechnology – 0.1%

BeiGene Ltd.*	2,800	62,139

Capital Markets – 0.8%

Deutsche Boerse AG	3,612	531,610

Chemicals – 3.2%

Air Liquide SA	6,496	949,642

Akzo Nobel NV	3,388	326,376

Investments	Shares	Value

Chemicals – (continued)

Givaudan SA (Registered)	140	$570,662

Symrise AG	2,128	262,381
		2,109,061

Commercial Services & Supplies – 1.7%

Brambles Ltd.	53,116	357,714

Secom Co. Ltd.	6,300	530,022

Securitas AB, Class B*	13,776	194,928
		1,082,664

Communications Equipment – 0.2%

Telefonaktiebolaget LM Ericsson, Class B	13,664	152,403

Diversified Financial Services – 0.0%(a)

Sofina SA	84	21,820

Diversified Telecommunication Services – 5.8%

BCE, Inc.	12,768	512,693

Deutsche Telekom AG (Registered)	37,856	576,342

Elisa OYJ	9,352	460,149

Hellenic Telecommunications Organization SA	17,528	233,168

HKT Trust & HKT Ltd.	364,000	470,322

Nippon Telegraph & Telephone Corp.	22,400	470,541

Proximus SADP	11,480	223,254

Singapore Telecommunications Ltd.	176,400	262,242

Spark New Zealand Ltd.	8,904	26,422

Swisscom AG (Registered)	1,036	527,071

Telia Co. AB	7,112	27,262
		3,789,466

Electric Utilities – 4.5%

Chubu Electric Power Co., Inc.	22,400	251,020

CK Infrastructure Holdings Ltd.	98,000	461,260

CLP Holdings Ltd.	56,000	514,878

Emera, Inc.	4,312	171,885

Fortis, Inc.	6,468	255,305

Hydro One Ltd.(b)	10,052	219,457

Iberdrola SA	71,820	847,053

Power Assets Holdings Ltd.	42,000	215,826

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Red Electrica Corp. SA	2,464	$43,411
		2,980,095

Electrical Equipment – 0.7%

Vestas Wind Systems A/S	2,716	463,612

Electronic Equipment, Instruments & Components – 0.2%

Hamamatsu Photonics KK	2,800	140,348

Equity Real Estate Investment Trusts (REITs) – 0.6%

Derwent London plc	3,864	132,798

Japan Real Estate Investment Corp.	28	137,134

Nippon Building Fund, Inc.	28	141,419
		411,351

Food & Staples Retailing – 6.6%

Etablissements Franz Colruyt NV	8,624	510,521

ICA Gruppen AB	11,004	520,830

Kesko OYJ, Class B	11,172	287,082

Koninklijke Ahold Delhaize NV	21,728	597,060

Loblaw Cos. Ltd.	4,732	235,367

Metro, Inc.	6,496	302,791

Seven & i Holdings Co. Ltd.	14,000	425,732

Tesco plc	177,324	471,170

Tsuruha Holdings, Inc.	2,800	391,582

Woolworths Group Ltd.	22,848	612,277
		4,354,412

Food Products – 5.5%

MEIJI Holdings Co. Ltd.	2,800	202,487

Nestle SA (Registered)	27,580	3,102,393

Tate & Lyle plc	11,368	87,487

Yamazaki Baking Co. Ltd.	14,000	229,807
		3,622,174

Gas Utilities – 2.3%

Enagas SA	5,488	118,457

Osaka Gas Co. Ltd.	14,000	265,429

Toho Gas Co. Ltd.	11,200	577,463

Tokyo Gas Co. Ltd.	25,200	570,218
		1,531,567

Investments	Shares	Value

Health Care Equipment & Supplies – 3.2%

Asahi Intecc Co. Ltd.	8,400	$259,939

Carl Zeiss Meditec AG	140	18,085

Coloplast A/S, Class B	3,864	563,931

ConvaTec Group plc(b)	44,156	103,168

Fisher & Paykel Healthcare Corp. Ltd.	2,688	62,178

Hoya Corp.	5,600	632,103

Siemens Healthineers AG(b)	4,480	192,329

Sysmex Corp.	2,800	262,483
		2,094,216

Health Care Providers & Services – 0.5%

Medipal Holdings Corp.	2,800	49,872

Sonic Healthcare Ltd.	10,920	267,019
		316,891

Hotels, Restaurants & Leisure – 1.8%

Accor SA*	9,688	246,692

Compass Group plc	19,740	269,276

McDonald’s Holdings Co. Japan Ltd.	11,200	530,323

Sodexo SA	1,848	118,611
		1,164,902

Household Durables – 1.0%

Bellway plc	3,892	117,506

Berkeley Group Holdings plc	2,268	118,972

SEB SA	1,456	236,765

Sekisui House Ltd.	11,200	184,970
		658,213

Household Products – 0.4%

Lion Corp.	11,200	228,950

Independent Power and Renewable Electricity Producers – 0.3%

Uniper SE	6,720	200,861

Industrial Conglomerates – 1.0%

Jardine Matheson Holdings Ltd.	14,000	621,460

Insurance – 5.6%

Admiral Group plc	12,348	439,064

Ageas SA	10,584	425,959

AIA Group Ltd.	39,200	369,261

Assicurazioni Generali SpA	20,608	276,300

Direct Line Insurance Group plc	130,676	445,220

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Gjensidige Forsikring ASA	12,712	$241,105

Great-West Lifeco, Inc.	8,428	171,613

Hannover Rueck SE	1,568	227,763

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,464	576,334

RSA Insurance Group plc	29,932	163,942

Sampo OYJ, Class A	6,216	234,599

Zurich Insurance Group AG	336	111,444
		3,682,604

IT Services – 2.8%

CGI, Inc.*	3,332	206,590

Edenred	9,156	427,041

Fujitsu Ltd.	1,200	140,329

Itochu Techno-Solutions Corp.	5,600	190,434

Nomura Research Institute Ltd.	5,600	165,793

NTT Data Corp.	16,800	188,827

Obic Co. Ltd.	2,800	496,844
		1,815,858

Leisure Products – 0.6%

Bandai Namco Holdings, Inc.	5,600	416,545

Machinery – 1.8%

Alstom SA*	5,124	229,675

Kone OYJ, Class B	7,784	619,652

Mitsubishi Heavy Industries Ltd.	14,000	299,245

Schindler Holding AG (Registered)	112	28,765
		1,177,337

Marine – 0.7%

Kuehne + Nagel International AG (Registered)	2,268	453,080

Metals & Mining – 3.4%

Barrick Gold Corp.	32,172	859,464

Franco-Nevada Corp.	3,506	477,485

Kinross Gold Corp.	33,208	264,000

Polymetal International plc	10,808	229,116

Wheaton Precious Metals Corp.	7,980	365,919
		2,195,984

Investments	Shares	Value

Multiline Retail – 0.8%

Wesfarmers Ltd.	16,100	$519,634

Multi-Utilities – 0.0%(a)

Canadian Utilities Ltd., Class A	588	13,733

Oil, Gas & Consumable Fuels – 1.3%

BP plc	62,300	158,369

Neste OYJ	12,152	632,457

Royal Dutch Shell plc, Class A	4,592	57,320
		848,146

Personal Products – 0.9%

Kobayashi Pharmaceutical Co. Ltd.	5,600	544,787

Unilever plc	868	49,427
		594,214

Pharmaceuticals – 12.8%

AstraZeneca plc	3,304	331,769

Chugai Pharmaceutical Co. Ltd.	14,000	538,492

GlaxoSmithKline plc	68,768	1,148,630

Novartis AG (Registered)	5,432	423,691

Novo Nordisk A/S, Class B	24,500	1,573,739

Ono Pharmaceutical Co. Ltd.	5,600	159,204

Roche Holding AG	9,576	3,079,511

Roche Holding AG – BR	112	36,073

Sanofi	3,192	287,677

Santen Pharmaceutical Co. Ltd.	30,800	547,117

UCB SA	2,604	256,918
		8,382,821

Professional Services – 1.8%

RELX plc	29,512	582,879

Wolters Kluwer NV	7,560	612,740
		1,195,619

Real Estate Management & Development – 2.6%

Deutsche Wohnen SE	2,828	142,737

ESR Cayman Ltd.* (b)	5,600	16,862

Hang Lung Properties Ltd.	224,000	543,619

PSP Swiss Property AG (Registered)	3,864	467,533

Sun Hung Kai Properties Ltd.	42,000	536,993
		1,707,744

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – 2.5%

Aurizon Holdings Ltd.	28,672	$75,909

Central Japan Railway Co.	2,800	337,077

Hankyu Hanshin Holdings, Inc.	2,800	85,173

Keio Corp.	2,800	162,043

Kintetsu Group Holdings Co. Ltd.	5,600	222,843

MTR Corp. Ltd.	56,000	276,937

Nagoya Railroad Co. Ltd.	8,400	223,057

West Japan Railway Co.	5,600	238,913
		1,621,952

Semiconductors & Semiconductor Equipment – 0.3%

ASML Holding NV	560	203,523

Software – 1.8%

Dassault Systemes SE	1,372	234,212

Nice Ltd.*	1,344	307,890

Open Text Corp.	5,152	189,141

Oracle Corp. Japan	2,800	280,161

SAP SE	1,624	173,073
		1,184,477

Specialty Retail – 0.9%

ABC-Mart, Inc.	8,400	426,669

Yamada Holdings Co. Ltd.	36,400	176,882
		603,551

Technology Hardware, Storage & Peripherals – 0.8%

Canon, Inc.	14,000	241,123

FUJIFILM Holdings Corp.	5,600	284,875
		525,998

Textiles, Apparel & Luxury Goods – 1.2%

Hermes International	756	703,621

LVMH Moet Hennessy Louis Vuitton SE	196	91,849
		795,470

Tobacco – 0.9%

Japan Tobacco, Inc.	30,800	580,409

Trading Companies & Distributors – 0.9%

ITOCHU Corp.	25,200	602,640

Investments	Shares	Value

Transportation Infrastructure – 0.3%

Aena SME SA* (b)	476	$64,097

Aeroports de Paris	1,148	112,195

Auckland International Airport Ltd.	4,088	18,912
		195,204

Water Utilities – 0.8%

Severn Trent plc	6,496	204,104

United Utilities Group plc	30,492	340,405
		544,509

Wireless Telecommunication Services – 3.1%

KDDI Corp.	30,800	822,738

NTT DOCOMO, Inc.	22,400	832,875

Rogers Communications, Inc., Class B	364	14,775

Softbank Corp.	33,600	389,707
		2,060,095
Total Common Stocks (Cost $66,306,967)		65,001,076
Total Investments – 98.9% (Cost $66,306,967)		65,001,076

Other assets less liabilities – 1.1%		745,928
Net Assets – 100.0%		$65,747,004

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,130,809
Aggregate gross unrealized depreciation	(4,493,907)
Net unrealized depreciation	$(1,363,098)
Federal income tax cost	$66,336,488

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
MSCI EAFE E-Mini Index	6	12/18/2020	USD	$535,170	$(29,407)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	16,000	Toronto-Dominion Bank (The)	USD	11,936	12/16/2020	$66
GBP	17,000	Citibank NA	USD	21,944	12/16/2020	44
JPY	2,060,000	BNY Mellon Capital Markets LLC	USD	19,582	12/16/2020	136
JPY	1,249,000	Morgan Stanley	USD	11,780	12/16/2020	175
USD	48,855	BNP Paribas SA	AUD	67,000	12/16/2020	1,793
USD	18,241	Morgan Stanley	AUD	25,000	12/16/2020	681
USD	82,776	Morgan Stanley	CHF	75,000	12/16/2020	834
USD	36,635	Toronto-Dominion Bank (The)	DKK	229,000	12/16/2020	767
USD	19,923	BNP Paribas SA	EUR	17,000	12/16/2020	100
USD	97,390	Citibank NA	EUR	82,000	12/16/2020	1,771
USD	18,561	Toronto-Dominion Bank (The)	SEK	162,000	12/16/2020	350
Total unrealized appreciation						$6,717
AUD	41,000	Morgan Stanley	USD	29,392	12/16/2020	$(593)
AUD	13,000	Toronto-Dominion Bank (The)	USD	9,501	12/16/2020	(369)
EUR	70,000	Toronto-Dominion Bank (The)	USD	83,170	12/16/2020	(1,544)
GBP	15,000	Toronto-Dominion Bank (The)	USD	19,449	12/16/2020	(48)
JPY	2,623,000	Toronto-Dominion Bank (The)	USD	25,169	12/16/2020	(62)
USD	96,049	Morgan Stanley	GBP	75,000	12/16/2020	(958)
USD	131,624	Toronto-Dominion Bank (The)	JPY	13,900,000	12/16/2020	(1,422)
Total unrealized depreciation						$(4,996)
Net unrealized appreciation						$1,721

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

SEK – Swedish Krona

USD – US Dollar

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund (cont.)

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	4.6%
Belgium	2.2
Canada	9.4
Denmark	4.1
Finland	3.4
France	5.8
Germany	4.4
Greece	0.4
Hong Kong	6.9
Israel	1.1
Italy	0.4
Japan	26.3
Netherlands	2.6
New Zealand	0.2
Norway	0.4
Singapore	1.4
Spain	1.6
Sweden	1.5
Switzerland	13.4
United Kingdom	8.8
Other[1]	1.1
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

Schedule of Investments

FlexShares® Emerging Markets Quality Low Volatility Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Air Freight & Logistics – 0.6%

ZTO Express Cayman, Inc., ADR	2,088	$60,510

Automobiles – 0.3%

Hero MotoCorp Ltd.	672	25,388

Banks – 12.0%

Attijariwafa Bank*	1,176	48,142

Banco BBVA Peru SA	7,606	4,335

Bank Central Asia Tbk. PT	12,800	25,338

Bank of China Ltd., Class H	232,000	73,296

Bank of Communications Co. Ltd., Class H	100,000	49,131

Banque Centrale Populaire	1,824	47,409

BDO Unibank, Inc.	16,960	31,152

Chang Hwa Commercial Bank Ltd.	82,160	48,974

China Construction Bank Corp., Class H	136,000	93,825

China Merchants Bank Co. Ltd., Class H	1,000	5,197

Commercial International Bank Egypt SAE	11,608	45,138

E.Sun Financial Holding Co. Ltd.	52,709	44,779

First Financial Holding Co. Ltd.	85,710	60,080

Hong Leong Bank Bhd.	11,600	41,319

Hua Nan Financial Holdings Co. Ltd.	92,361	55,539

Industrial & Commercial Bank of China Ltd., Class H	128,000	71,965

ING Bank Slaski SA*	1,348	34,893

Itau Unibanco Holding SA (Preference)	2,000	8,144

Krung Thai Bank PCL	26,600	7,382

Krung Thai Bank PCL, NVDR	26,600	7,382

Malayan Banking Bhd.	31,200	52,563

Mega Financial Holding Co. Ltd.	85,000	81,869

Postal Savings Bank of China Co. Ltd., Class H(a)	100,000	49,002

Public Bank Bhd.	15,600	56,618

Sberbank of Russia PJSC	8,680	21,952

SinoPac Financial Holdings Co. Ltd.	68,000	25,438

Investments	Shares	Value

Banks – (continued)

Taiwan Cooperative Financial Holding Co. Ltd.	81,890	$54,968
		1,145,830

Beverages – 0.5%

Emperador, Inc.	236,000	48,858

Biotechnology – 1.0%

Celltrion, Inc.*	40	8,495

China Biologic Products Holdings, Inc.*	708	82,277
		90,772

Capital Markets – 0.9%

B3 SA – Brasil Bolsa Balcao	800	7,083

Macquarie Korea Infrastructure Fund	8,156	79,066
		86,149

Chemicals – 3.2%

Acron PJSC	896	71,714

Asian Paints Ltd.	3,348	99,910

Nan Ya Plastics Corp.	25,000	51,305

Pidilite Industries Ltd.	3,820	80,949
		303,878

Commercial Services & Supplies – 0.6%

S-1 Corp.	856	61,558

Construction & Engineering – 0.0%(b)

Impulsora del Desarrollo y el Empleo en America Latina SAB de CV	1,600	2,858

Construction Materials – 1.6%

LafargeHolcim Maroc SA	484	77,053

Ssangyong Cement Industrial Co. Ltd.	15,260	74,639
		151,692

Consumer Finance – 0.5%

SBI Cards & Payment Services Ltd.	4,704	50,764

Diversified Consumer Services – 1.4%

China East Education Holdings Ltd.(a)	32,000	61,484

GSX Techedu, Inc., ADR*	944	62,701

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – (continued)

New Oriental Education & Technology Group, Inc., ADR*	56	$8,981
		133,166

Diversified Telecommunication Services – 4.4%

China Telecom Corp. Ltd., Class H	136,000	42,791

China Tower Corp. Ltd., Class H(a)	320,000	49,930

Chunghwa Telecom Co. Ltd.	30,000	112,224

KT Corp.	2,672	52,041

Maroc Telecom	5,152	78,951

O2 Czech Republic A/S*	7,492	70,215

Telefonica Brasil SA (Preference)	2,000	14,756
		420,908

Electric Utilities – 0.3%

Transmissora Alianca de Energia Eletrica SA	5,600	27,340

Electronic Equipment, Instruments & Components – 0.9%

Hon Hai Precision Industry Co. Ltd.	12,000	32,513

WPG Holdings Ltd.	37,000	50,190
		82,703

Entertainment – 0.3%

NetEase, Inc., ADR	360	31,244

Food & Staples Retailing – 2.7%

Berli Jucker PCL, NVDR	41,200	38,005

BIM Birlesik Magazalar A/S	5,560	44,305

Clicks Group Ltd.	284	4,124

President Chain Store Corp.	6,000	54,119

Puregold Price Club, Inc.	47,040	40,091

Sun Art Retail Group Ltd.	38,000	41,063

Wal-Mart de Mexico SAB de CV	16,800	40,465
		262,172

Food Products – 4.5%

Alicorp SAA	18,828	36,465

Dali Foods Group Co. Ltd.(a)	68,000	42,090

Indofood CBP Sukses Makmur Tbk. PT	70,800	46,716

Nestle Malaysia Bhd.	2,200	73,810

Orion Corp.	580	55,459

PPB Group Bhd.	11,200	50,676

Investments	Shares	Value

Food Products – (continued)

Standard Foods Corp.	2,000	$4,272

Uni-President China Holdings Ltd.	72,000	62,206

Uni-President Enterprises Corp.	28,000	60,007
		431,701

Gas Utilities – 2.0%

China Resources Gas Group Ltd.	12,000	51,993

ENN Energy Holdings Ltd.	5,200	65,680

Petronas Gas Bhd.	19,200	72,734
		190,407

Health Care Equipment & Supplies – 0.8%

Hartalega Holdings Bhd.	10,800	46,787

Top Glove Corp. Bhd.	14,400	29,701
		76,488

Health Care Providers & Services – 2.8%

Apollo Hospitals Enterprise Ltd.	1,468	41,984

Bangkok Dusit Medical Services PCL, NVDR	105,000	58,956

Bangkok Dusit Medical Services PCL, Class F	17,400	9,770

Bumrungrad Hospital PCL, NVDR	20,000	58,394

Celltrion Healthcare Co. Ltd.*	660	49,266

IHH Healthcare Bhd.	13,200	15,789

Sinopharm Group Co. Ltd., Class H	16,400	37,474
		271,633

Hotels, Restaurants & Leisure – 0.7%

Jubilant Foodworks Ltd.	704	20,660

Kangwon Land, Inc.	2,072	38,529

Yum China Holdings, Inc.	92	4,897
		64,086

Household Durables – 0.6%

Coway Co. Ltd.*	1,012	61,896

Household Products – 0.1%

Hindustan Unilever Ltd.	324	9,056

Independent Power and Renewable Electricity Producers – 0.6%

Electricity Generating PCL	2,400	12,782

Electricity Generating PCL, NVDR	1,000	5,326

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – (continued)

Electricity Generating PCL – Foreign	600	$3,196

Ratch Group PCL, NVDR	16,000	23,871

Unipro PJSC	236,000	7,675
		52,850

Insurance – 1.6%

Ping An Insurance Group Co. of China Ltd., Class H	7,500	76,936

Sinar Mas Multiartha Tbk. PT*	70,800	77,577
		154,513

Interactive Media & Services – 6.8%

Tencent Holdings Ltd.	8,600	655,409

Internet & Direct Marketing Retail – 12.5%

Alibaba Group Holding Ltd., ADR*	3,060	932,352

JD.com, Inc., ADR*	1,016	82,824

Meituan, Class B* (a)	3,200	118,924

Naspers Ltd., Class N*	272	52,920

Pinduoduo, Inc., ADR*	132	11,877

Prosus NV*	20	1,999
		1,200,896

IT Services – 5.8%

HCL Technologies Ltd.	9,328	105,977

Infosys Ltd.	3,416	48,888

Larsen & Toubro Infotech Ltd.(a)	2,324	91,524

Mphasis Ltd.	112	2,084

Samsung SDS Co. Ltd.	136	20,196

Tata Consultancy Services Ltd.	4,484	161,241

Tech Mahindra Ltd.	3,516	38,587

Wipro Ltd.	19,332	88,876
		557,373

Metals & Mining – 0.4%

MMC Norilsk Nickel PJSC	28	6,644

Vale SA	3,200	33,604
		40,248

Multiline Retail – 0.6%

Lojas Renner SA*	5,200	33,774

Robinson PCL* (c)	600	375

Investments	Shares	Value

Multiline Retail – (continued)

Woolworths Holdings Ltd.	9,308	$20,010
		54,159

Oil, Gas & Consumable Fuels – 3.3%

China Coal Energy Co. Ltd., Class H	132,000	32,171

China Shenhua Energy Co. Ltd., Class H	46,000	79,486

CNOOC Ltd.	9,000	8,170

Formosa Petrochemical Corp.	5,000	13,740

LUKOIL PJSC	440	22,391

Petroleo Brasileiro SA (Preference)	800	2,628

Petronas Dagangan Bhd.	10,400	43,152

Petronet LNG Ltd.	21,568	67,215

Surgutneftegas PJSC (Preference)	103,200	47,070
		316,023

Personal Products – 0.1%

Hengan International Group Co. Ltd.	500	3,465

Procter & Gamble Hygiene & Health Care Ltd.	8	1,101
		4,566

Pharmaceuticals – 1.0%

Dr Reddy’s Laboratories Ltd.	76	5,014

Hypera SA*	4,610	22,306

Lupin Ltd.	1,360	16,686

Yuhan Corp.	948	49,710
		93,716

Road & Rail – 0.9%

CJ Logistics Corp.*	396	55,664

GMexico Transportes SAB de CV(a)	22,400	26,424
		82,088

Semiconductors & Semiconductor Equipment – 6.6%

Taiwan Semiconductor Manufacturing Co. Ltd.	42,000	634,328

Specialty Retail – 1.4%

Home Product Center PCL	2,800	1,258

Home Product Center PCL, NVDR	153,200	68,815

Zhongsheng Group Holdings Ltd.	8,500	60,394
		130,467

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – 5.1%

Chicony Electronics Co. Ltd.	24,000	$72,243

Samsung Electronics Co. Ltd.	7,752	386,678

Samsung Electronics Co. Ltd. (Preference)	736	32,496
		491,417

Textiles, Apparel & Luxury Goods – 0.1%

Alpargatas SA (Preference)	400	2,811

Page Industries Ltd.	8	2,167
		4,978

Tobacco – 0.6%

KT&G Corp.	868	61,962

Transportation Infrastructure – 2.3%

Airports of Thailand PCL, NVDR	32,000	53,132

Jiangsu Expressway Co. Ltd., Class H	44,000	43,973

Promotora y Operadora de Infraestructura SAB de CV	2,880	18,809

Shenzhen Expressway Co. Ltd., Class H	48,000	42,709

Shenzhen International Holdings Ltd.	26,149	40,598

Westports Holdings Bhd.	21,200	19,899
		219,120

Water Utilities – 0.5%

Guangdong Investment Ltd.	32,000	47,372

Wireless Telecommunication Services – 5.9%

Advanced Info Service PCL, NVDR	13,600	75,271

America Movil SAB de CV, Series L	24,400	14,804

China Mobile Ltd.	24,000	145,921

Far EasTone Telecommunications Co. Ltd.	37,000	77,613

Intouch Holdings PCL, NVDR	42,400	72,781

Maxis Bhd.	30,400	35,119

PLDT, Inc.	1,680	46,096

Taiwan Mobile Co. Ltd.	22,000	75,145

Vodacom Group Ltd.	3,472	26,182
		568,932
Total Common Stocks (Cost $9,121,929)		9,461,474

Investments	Principal Amount	Value

CORPORATE BONDS – 0.0%(b)

Food Products – 0.0%(b)

Britannia Industries Ltd. 8.00%, 8/28/2022 (Cost $1)	INR 78	$1
Total Investments – 98.8% (Cost $9,121,930)		9,461,475

Other assets less liabilities – 1.2%		116,835
Net Assets – 100.0%		9,578,310

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $375, which represents approximately 0.00% of net assets of the Fund.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

INR – Indian Rupee

NVDR – Non-Voting Depositary Receipt

PJSC – Public Joint Stock Company

Preference A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$911,252
Aggregate gross unrealized depreciation	(661,954)
Net unrealized appreciation	$249,298
Federal income tax cost	$9,213,893

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Emerging Markets Quality Low Volatility Index Fund (cont.)

Futures Contracts

FlexShares® Emerging Markets Quality Low Volatility Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	2	12/18/2020	USD	$110,190	$1,716

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

FlexShares® Emerging Markets Quality Low Volatility Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Brazil	1.6%
China	35.8
Czech Republic	0.7
Egypt	0.5
India	10.0
Indonesia	1.6
Malaysia	5.6
Mexico	1.1
Morocco	2.6
Peru	0.4
Philippines	1.7
Poland	0.4
Russia	1.8
South Africa	1.1
South Korea	11.4
Taiwan	16.8
Thailand	5.2
Turkey	0.5
Other[1]	1.2
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.1%

Aerospace & Defense – 1.4%

AAR Corp.	2,910	$56,629

Aerojet Rocketdyne Holdings, Inc.* (a)	2,328	75,474

AeroVironment, Inc.*	776	59,255

Axon Enterprise, Inc.* (a)	1,940	191,866

Boeing Co. (The)	13,386	1,932,805

BWX Technologies, Inc.	2,522	138,735

Curtiss-Wright Corp.	1,358	114,561

Ducommun, Inc.* (a)	194	6,383

General Dynamics Corp.	7,954	1,044,599

HEICO Corp.(a)	1,164	122,278

HEICO Corp., Class A	1,940	181,390

Hexcel Corp.(a)	2,328	77,941

Howmet Aerospace, Inc.	14,356	247,641

Huntington Ingalls Industries, Inc.	1,358	200,278

Kaman Corp.(a)	970	38,470

Kratos Defense & Security Solutions, Inc.* (a)	2,910	54,970

L3Harris Technologies, Inc.	5,626	906,405

Lockheed Martin Corp.	9,312	3,260,411

Maxar Technologies, Inc.(a)	17,654	454,944

Mercury Systems, Inc.*	1,746	120,264

Moog, Inc., Class A	8,924	556,768

National Presto Industries, Inc.	194	16,119

Northrop Grumman Corp.	5,820	1,686,752

PAE, Inc.* (a)	17,654	139,820

Parsons Corp.* (a)	582	18,345

Raytheon Technologies Corp.	56,842	3,087,657

Spirit AeroSystems Holdings, Inc., Class A	5,432	98,808

Teledyne Technologies, Inc.*	970	299,876

Textron, Inc.	8,148	291,698

TransDigm Group, Inc.	1,164	555,705

Triumph Group, Inc.	12,998	85,787

Vectrus, Inc.*	1,164	46,001

Virgin Galactic Holdings, Inc.* (a)	2,328	40,554
		16,209,189

Investments	Shares	Value

Air Freight & Logistics – 0.7%

Air Transport Services Group, Inc.* (a)	1,940	$54,398

Atlas Air Worldwide Holdings, Inc.* (a)	7,566	447,604

CH Robinson Worldwide, Inc.	4,074	360,264

Echo Global Logistics, Inc.*	3,104	83,715

Expeditors International of Washington, Inc.	4,462	394,307

FedEx Corp.	8,730	2,265,173

Forward Air Corp.	970	61,081

Hub Group, Inc., Class A*	9,894	495,986

United Parcel Service, Inc., Class B	26,190	4,114,711

XPO Logistics, Inc.* (a)	3,686	331,740
		8,608,979

Airlines – 0.5%

Alaska Air Group, Inc.	35,696	1,352,521

Allegiant Travel Co.(a)	3,492	470,582

American Airlines Group, Inc.(a)	19,594	221,020

Delta Air Lines, Inc.	25,220	772,741

Hawaiian Holdings, Inc.(a)	16,490	228,387

JetBlue Airways Corp.* (a)	82,256	984,604

SkyWest, Inc.(a)	15,132	439,282

Southwest Airlines Co.	19,982	789,889

Spirit Airlines, Inc.* (a)	5,044	88,623

United Airlines Holdings, Inc.* (a)	10,864	367,855
		5,715,504

Auto Components – 0.4%

Adient plc*	27,742	588,685

American Axle & Manufacturing Holdings, Inc.*	28,518	191,641

Aptiv plc	6,790	655,167

Autoliv, Inc.(a)	2,134	161,757

BorgWarner, Inc.	9,199	321,781

Cooper Tire & Rubber Co.(a)	12,610	433,658

Dana, Inc.	42,486	594,379

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Dorman Products, Inc.*	970	$86,592

Fox Factory Holding Corp.* (a)	1,164	97,869

Gentex Corp.	6,790	187,879

Gentherm, Inc.*	1,164	53,882

Goodyear Tire & Rubber Co. (The)	60,722	502,778

LCI Industries	970	106,370

Lear Corp.	1,746	210,934

Standard Motor Products, Inc.	582	26,656

Tenneco, Inc., Class A* (a)	15,132	130,438

Veoneer, Inc.* (a)	27,936	429,376

Visteon Corp.*	970	86,961
		4,866,803

Automobiles – 1.1%

Ford Motor Co.	147,634	1,141,211

General Motors Co.	48,112	1,661,307

Harley-Davidson, Inc.(a)	44,426	1,460,727

Tesla, Inc.* (a)	18,624	7,226,857

Thor Industries, Inc.(a)	16,296	1,378,316

Winnebago Industries, Inc.(a)	1,552	72,866
		12,941,284

Banks – 6.5%

1st Source Corp.	776	25,988

Allegiance Bancshares, Inc.(a)	582	16,471

Amalgamated Bank, Class A	9,312	103,363

Ameris Bancorp	19,982	585,473

Associated Banc-Corp.	42,098	576,322

Atlantic Union Bankshares Corp.(a)	22,892	578,939

Banc of California, Inc.(a)	3,880	46,560

BancFirst Corp.	582	25,870

Bancorp, Inc. (The)*	13,774	132,230

BancorpSouth Bank	25,802	604,025

Bank of America Corp.	290,806	6,892,102

Bank of Hawaii Corp.(a)	1,358	82,349

Bank OZK(a)	33,756	836,474

Investments	Shares	Value

Banks – (continued)

BankUnited, Inc.(a)	24,056	$607,414

Banner Corp.(a)	11,252	414,861

Berkshire Hills Bancorp, Inc.	11,640	151,669

BOK Financial Corp.(a)	9,312	546,987

Boston Private Financial Holdings, Inc.	33,950	209,811

Bridge Bancorp, Inc.	5,626	109,932

Brookline Bancorp, Inc.	2,910	27,878

Bryn Mawr Bank Corp.	582	15,633

Byline Bancorp, Inc.(a)	5,044	66,278

Cadence Bancorp	30,458	341,739

Cathay General Bancorp	22,892	538,649

CBTX, Inc.(a)	2,328	43,999

Central Pacific Financial Corp.	4,074	56,099

CIT Group, Inc.	26,190	771,295

Citigroup, Inc.	77,988	3,230,263

Citizens Financial Group, Inc.	19,012	518,077

City Holding Co.	582	35,170

Columbia Banking System, Inc.	2,328	66,138

Comerica, Inc.	38,800	1,765,788

Commerce Bancshares, Inc.(a)	2,716	169,071

Community Bank System, Inc.(a)	1,552	90,000

Community Trust Bancorp, Inc.	2,134	67,904

ConnectOne Bancorp, Inc.	4,462	68,849

CrossFirst Bankshares, Inc.* (a)	2,716	22,679

Cullen/Frost Bankers, Inc.(a)	15,908	1,117,855

Customers Bancorp, Inc.*	9,700	134,054

CVB Financial Corp.	3,298	57,715

Dime Community Bancshares, Inc.(a)	1,164	14,725

Eagle Bancorp, Inc.(a)	8,730	261,202

East West Bancorp, Inc.	40,352	1,472,041

Enterprise Financial Services Corp.	582	16,942

FB Financial Corp.	1,358	40,061

Fifth Third Bancorp	28,324	657,683

Financial Institutions, Inc.	7,760	137,585

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

First Bancorp/NC	2,910	$70,102

First Bancorp/PR	73,138	474,666

First Bancshares, Inc. (The)(a)	6,402	152,624

First Citizens BancShares, Inc., Class A(a)	1,746	807,874

First Commonwealth Financial Corp.	9,312	80,269

First Financial Bancorp	24,056	344,001

First Financial Bankshares, Inc.(a)	4,268	127,229

First Financial Corp.	1,746	60,621

First Foundation, Inc.	1,552	23,078

First Hawaiian, Inc.(a)	39,188	676,385

First Horizon National Corp.	159,080	1,656,023

First Interstate BancSystem, Inc., Class A(a)	2,522	89,027

First Merchants Corp.(a)	15,908	415,358

First Midwest Bancorp, Inc.	36,860	462,593

First of Long Island Corp. (The)	1,164	17,961

First Republic Bank	4,462	562,837

Flushing Financial Corp.	8,924	114,138

FNB Corp.	99,910	755,320

Fulton Financial Corp.	48,694	535,147

German American Bancorp, Inc.(a)	776	23,412

Glacier Bancorp, Inc.	2,716	97,233

Great Southern Bancorp, Inc.	388	15,889

Great Western Bancorp, Inc.	12,222	158,764

Hancock Whitney Corp.	22,504	514,666

Hanmi Financial Corp.	7,760	69,762

HarborOne Bancorp, Inc.	2,328	21,883

HBT Financial, Inc.	6,596	81,395

Heartland Financial USA, Inc.	7,760	255,614

Heritage Commerce Corp.	24,444	177,219

Hilltop Holdings, Inc.	19,788	451,364

Home BancShares, Inc.(a)	36,472	605,435

Hope Bancorp, Inc.(a)	29,488	237,968

Horizon Bancorp, Inc.(a)	15,908	197,259

Huntington Bancshares, Inc.	45,590	475,960

Investments	Shares	Value

Banks – (continued)

Independent Bank Corp. – MA(a)	1,164	$66,686

Independent Bank Corp. – MI	9,118	136,496

Independent Bank Group, Inc.	10,088	520,339

International Bancshares Corp.(a)	14,550	402,744

Investors Bancorp, Inc.	67,512	571,151

JPMorgan Chase & Co.	113,878	11,164,599

KeyCorp	43,650	566,577

Lakeland Bancorp, Inc.	16,102	179,215

Lakeland Financial Corp.(a)	776	39,677

Live Oak Bancshares, Inc.	970	36,162

M&T Bank Corp.	4,850	502,363

Mercantile Bank Corp.	776	16,963

Midland States Bancorp, Inc.	4,850	72,265

MidWestOne Financial Group, Inc.	5,820	117,273

National Bank Holdings Corp., Class A(a)	1,164	35,095

NBT Bancorp, Inc.	1,358	37,182

OceanFirst Financial Corp.	17,848	267,185

OFG Bancorp(a)	19,206	276,374

Old National Bancorp(a)	40,352	564,121

Origin Bancorp, Inc.(a)	3,104	69,436

Pacific Premier Bancorp, Inc.(a)	25,996	662,898

PacWest Bancorp	30,846	593,477

Park National Corp.(a)	388	35,560

Peapack-Gladstone Financial Corp.	3,298	55,670

Peoples Bancorp, Inc.	7,760	175,376

People’s United Financial, Inc.(a)	17,266	184,228

Pinnacle Financial Partners, Inc.	21,340	977,159

PNC Financial Services Group, Inc. (The)	15,714	1,758,082

Popular, Inc.	21,728	916,922

Preferred Bank	388	13,126

Prosperity Bancshares, Inc.(a)	2,910	160,370

QCR Holdings, Inc.	582	18,059

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Regions Financial Corp.	42,486	$565,064

Renasant Corp.(a)	14,162	403,759

S&T Bancorp, Inc.(a)	2,328	46,071

Sandy Spring Bancorp, Inc.	14,938	378,678

ServisFirst Bancshares, Inc.(a)	1,552	57,269

Sierra Bancorp	3,492	69,281

Signature Bank	1,552	125,308

Simmons First National Corp., Class A(a)	31,234	530,666

South State Corp.(a)	1,552	95,293

Southside Bancshares, Inc.(a)	970	26,151

Sterling Bancorp	51,216	685,270

Stock Yards Bancorp, Inc.(a)	776	29,659

SVB Financial Group*	1,746	507,562

Synovus Financial Corp.	45,008	1,170,208

TCF Financial Corp.	45,396	1,235,225

Texas Capital Bancshares, Inc.* (a)	12,804	576,180

Tompkins Financial Corp.	388	21,724

TriCo Bancshares	776	22,450

TriState Capital Holdings, Inc.*	388	4,885

Triumph Bancorp, Inc.* (a)	582	24,520

Truist Financial Corp.	49,470	2,083,676

UMB Financial Corp.	1,358	82,661

Umpqua Holdings Corp.	67,512	847,951

United Bankshares, Inc.(a)	4,850	127,215

United Community Banks, Inc.	24,638	515,920

Univest Financial Corp.	6,014	95,382

US Bancorp	48,500	1,889,075

Valley National Bancorp(a)	122,414	935,243

Veritex Holdings, Inc.(a)	14,938	294,727

Washington Trust Bancorp, Inc.	582	19,654

Webster Financial Corp.	24,056	774,844

Wells Fargo & Co.	159,274	3,416,427

WesBanco, Inc.(a)	17,460	424,103

Westamerica Bancorp	776	40,639

Western Alliance Bancorp	28,324	1,166,949

Wintrust Financial Corp.	15,714	773,600

Zions Bancorp NA	5,626	181,551
		76,598,958

Investments	Shares	Value

Beverages – 1.0%

Boston Beer Co., Inc. (The), Class A* (a)	194	$201,601

Brown-Forman Corp., Class A	1,552	97,388

Brown-Forman Corp., Class B	4,850	338,093

Coca-Cola Co. (The)	96,418	4,633,849

Coca-Cola Consolidated, Inc.	194	44,416

Constellation Brands, Inc., Class A	4,074	673,147

Keurig Dr Pepper, Inc.(a)	7,954	213,963

Molson Coors Beverage Co., Class B	7,760	273,618

Monster Beverage Corp.*	10,088	772,438

National Beverage Corp.* (a)	388	30,377

PepsiCo, Inc.	35,308	4,706,203
		11,985,093

Biotechnology – 2.3%

AbbVie, Inc.	66,930	5,695,743

ACADIA Pharmaceuticals, Inc.* (a)	3,104	144,181

Acceleron Pharma, Inc.* (a)	1,358	142,020

Adverum Biotechnologies, Inc.*	2,134	23,282

Agenus, Inc.* (a)	2,328	8,590

Agios Pharmaceuticals, Inc.* (a)	1,940	77,736

Alector, Inc.* (a)	1,164	10,953

Alexion Pharmaceuticals, Inc.*	7,954	915,824

Alkermes plc*	5,238	85,118

Alnylam Pharmaceuticals, Inc.*	2,910	357,843

Amgen, Inc.	14,938	3,240,650

Amicus Therapeutics, Inc.* (a)	8,148	145,279

Anika Therapeutics, Inc.* (a)	582	18,985

Apellis Pharmaceuticals, Inc.* (a)	1,552	49,509

Arena Pharmaceuticals, Inc.*	2,328	199,556

Arrowhead Pharmaceuticals, Inc.* (a)	3,104	177,859

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Assembly Biosciences, Inc.* (a)	1,746	$25,736

Biogen, Inc.*	5,626	1,418,146

BioMarin Pharmaceutical, Inc.*	4,268	317,667

Bluebird Bio, Inc.* (a)	2,328	120,381

Blueprint Medicines Corp.*	1,746	178,581

CareDx, Inc.* (a)	1,358	66,610

Catalyst Pharmaceuticals, Inc.* (a)	3,686	10,947

ChemoCentryx, Inc.* (a)	1,358	65,184

Coherus Biosciences, Inc.* (a)	17,848	297,526

CRISPR Therapeutics AG* (a)	1,164	106,878

Cytokinetics, Inc.* (a)	2,134	32,800

Deciphera Pharmaceuticals, Inc.* (a)	582	33,797

Dicerna Pharmaceuticals, Inc.* (a)	2,328	48,865

Dynavax Technologies Corp.* (a)	970	3,618

Eagle Pharmaceuticals, Inc.* (a)	388	18,050

Editas Medicine, Inc.* (a)	1,746	54,021

Emergent BioSolutions, Inc.*	1,358	122,179

Epizyme, Inc.* (a)	2,522	31,172

Esperion Therapeutics, Inc.* (a)	776	23,257

Exact Sciences Corp.*	3,492	432,414

Exelixis, Inc.*	9,700	198,656

Fate Therapeutics, Inc.* (a)	1,940	86,136

FibroGen, Inc.* (a)	2,134	81,903

Flexion Therapeutics, Inc.* (a)	1,358	16,282

Gilead Sciences, Inc.	45,978	2,673,621

Global Blood Therapeutics, Inc.* (a)	1,940	102,587

Halozyme Therapeutics, Inc.*	3,880	108,640

Heron Therapeutics, Inc.* (a)	2,716	44,298

ImmunoGen, Inc.*	8,342	47,049

Incyte Corp.*	4,850	420,204

Investments	Shares	Value

Biotechnology – (continued)

Inovio Pharmaceuticals, Inc.* (a)	2,910	$28,663

Insmed, Inc.* (a)	2,910	95,855

Intellia Therapeutics, Inc.* (a)	1,358	32,511

Intercept Pharmaceuticals, Inc.* (a)	388	10,783

Invitae Corp.* (a)	2,910	114,101

Ionis Pharmaceuticals, Inc.*	3,492	163,949

Iovance Biotherapeutics, Inc.* (a)	3,686	131,516

Ironwood Pharmaceuticals, Inc.* (a)	5,238	51,751

Kadmon Holdings, Inc.* (a)	5,044	17,150

Karyopharm Therapeutics, Inc.*	1,746	25,876

Ligand Pharmaceuticals, Inc.* (a)	582	47,986

Madrigal Pharmaceuticals, Inc.* (a)	582	74,059

Mirati Therapeutics, Inc.* (a)	970	210,626

Moderna, Inc.* (a)	6,596	445,032

Myriad Genetics, Inc.* (a)	3,298	40,994

Natera, Inc.*	1,746	117,436

Neurocrine Biosciences, Inc.* (a)	2,522	248,846

Novavax, Inc.* (a)	1,164	93,946

OPKO Health, Inc.* (a)	32,398	114,041

PDL BioPharma, Inc.* (a)	4,656	10,010

Precision BioSciences, Inc.*	970	6,121

Prothena Corp. plc* (a)	1,552	16,932

PTC Therapeutics, Inc.* (a)	1,940	101,249

Regeneron Pharmaceuticals, Inc.*	2,522	1,370,858

Retrophin, Inc.* (a)	1,164	23,559

Rhythm Pharmaceuticals, Inc.* (a)	1,164	24,642

Rigel Pharmaceuticals, Inc.*	6,596	16,358

Sage Therapeutics, Inc.*	1,552	113,886

Sangamo Therapeutics, Inc.* (a)	3,880	40,119

Sarepta Therapeutics, Inc.* (a)	1,940	263,665

Seagen, Inc.*	3,104	517,747

TG Therapeutics, Inc.* (a)	2,716	68,633

Twist Bioscience Corp.* (a)	970	74,341

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Biotechnology – (continued)

Ultragenyx Pharmaceutical, Inc.* (a)	1,940	$194,970

United Therapeutics Corp.*	12,998	1,744,722

Vanda Pharmaceuticals, Inc.* (a)	1,552	16,591

Veracyte, Inc.* (a)	1,552	53,792

Vertex Pharmaceuticals, Inc.*	6,596	1,374,343

Viking Therapeutics, Inc.* (a)	18,818	105,945

Voyager Therapeutics, Inc.* (a)	970	10,311

XBiotech, Inc.*	582	9,958

Xencor, Inc.* (a)	1,358	52,120

Y-mAbs Therapeutics, Inc.* (a)	194	8,292

ZIOPHARM Oncology, Inc.* (a)	4,850	10,137
		26,774,755

Building Products – 0.8%

A O Smith Corp.	3,686	190,529

AAON, Inc.(a)	1,358	79,321

Advanced Drainage Systems, Inc.	1,746	110,749

Allegion plc	1,164	114,654

American Woodmark Corp.*	4,656	384,632

Apogee Enterprises, Inc.	5,238	125,136

Armstrong World Industries, Inc.	388	23,241

Builders FirstSource, Inc.* (a)	34,144	1,034,563

Carrier Global Corp.	28,130	939,261

Cornerstone Building Brands, Inc.* (a)	12,416	95,231

Fortune Brands Home & Security, Inc.	4,462	360,842

Gibraltar Industries, Inc.*	970	55,726

Griffon Corp.	1,358	29,116

Insteel Industries, Inc.	388	8,443

JELD-WEN Holding, Inc.*	22,698	477,339

Johnson Controls International plc	26,578	1,121,857

Lennox International, Inc.(a)	970	263,510

Investments	Shares	Value

Building Products – (continued)

Masco Corp.	7,566	$405,538

Masonite International Corp.*	776	68,288

Owens Corning	30,458	1,994,085

Patrick Industries, Inc.(a)	1,358	75,709

PGT Innovations, Inc.*	15,714	260,538

Quanex Building Products Corp.(a)	9,506	173,009

Resideo Technologies, Inc.*	36,278	365,682

Simpson Manufacturing Co., Inc.	1,164	103,270

Trane Technologies plc	5,626	746,852

Trex Co., Inc.* (a)	3,880	269,815

UFP Industries, Inc.	1,940	96,825
		9,973,761

Capital Markets – 2.8%

Affiliated Managers Group, Inc.(a)	12,028	906,550

Ameriprise Financial, Inc.	4,850	780,026

Apollo Global Management, Inc.	5,238	193,073

Ares Management Corp.(a)	2,328	98,474

Artisan Partners Asset Management, Inc., Class A	3,104	124,346

B. Riley Financial, Inc.	4,074	106,902

Bank of New York Mellon Corp. (The)	29,100	999,876

BGC Partners, Inc., Class A(a)	79,152	233,498

BlackRock, Inc.	3,686	2,208,688

Blackstone Group, Inc. (The), Class A	14,744	743,392

Blucora, Inc.* (a)	16,102	160,215

Brightsphere Investment Group, Inc.	19,788	273,074

Carlyle Group, Inc. (The)	1,164	29,007

Charles Schwab Corp. (The)	39,111	1,607,853

CME Group, Inc.	8,342	1,257,306

Cohen & Steers, Inc.	776	43,697

Cowen, Inc., Class A(a)	8,536	183,183

Eaton Vance Corp.	3,492	208,787

Evercore, Inc., Class A	11,640	925,846

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

FactSet Research Systems, Inc.	970	$297,305

Federated Hermes, Inc., Class B	25,608	612,031

Focus Financial Partners, Inc., Class A*	8,924	325,815

Franklin Resources, Inc.(a)	11,252	210,975

Goldman Sachs Group, Inc. (The)	12,416	2,347,121

Hamilton Lane, Inc., Class A	970	67,609

Houlihan Lokey, Inc.	1,358	85,147

Interactive Brokers Group, Inc., Class A(a)	2,328	110,743

Intercontinental Exchange, Inc.	14,356	1,355,206

Invesco Ltd.(a)	107,670	1,411,554

Janus Henderson Group plc(a)	41,128	999,410

KKR & Co., Inc.	14,550	496,883

LPL Financial Holdings, Inc.	2,134	170,571

MarketAxess Holdings, Inc.	970	522,685

Moelis & Co., Class A(a)	1,552	57,734

Moody’s Corp.	4,074	1,071,055

Morgan Stanley	55,482	2,671,458

Morningstar, Inc.	582	110,801

MSCI, Inc.	2,134	746,559

Nasdaq, Inc.	3,104	375,553

Northern Trust Corp.(a) (b)	7,372	577,006

Piper Sandler Cos.	3,492	291,407

PJT Partners, Inc., Class A	776	52,504

Raymond James Financial, Inc.	3,880	296,587

S&P Global, Inc.	6,208	2,003,508

Sculptor Capital Management, Inc.	5,044	54,677

SEI Investments Co.	3,298	162,097

State Street Corp.	11,640	685,596

Stifel Financial Corp.(a)	18,818	1,100,101

StoneX Group, Inc.*	4,850	256,953

T. Rowe Price Group, Inc.	6,014	761,733

Tradeweb Markets, Inc., Class A	1,940	105,691

Investments	Shares	Value

Capital Markets – (continued)

Virtu Financial, Inc., Class A(a)	21,728	$464,545

Virtus Investment Partners, Inc.(a)	2,134	340,480

Waddell & Reed Financial, Inc., Class A(a)	15,520	238,232
		32,521,125

Chemicals – 1.8%

AdvanSix, Inc.*	8,924	135,823

Air Products and Chemicals, Inc.	5,626	1,554,126

Albemarle Corp.(a)	4,074	379,738

American Vanguard Corp.	194	2,506

Ashland Global Holdings, Inc.	1,746	121,818

Avient Corp.	2,910	90,414

Axalta Coating Systems Ltd.*	3,104	77,941

Balchem Corp.	970	96,952

Cabot Corp.	14,938	567,793

Celanese Corp.	3,880	440,419

CF Industries Holdings, Inc.	8,148	224,966

Chase Corp.	388	36,922

Chemours Co. (The)(a)	47,142	949,440

Corteva, Inc.	16,878	556,636

Dow, Inc.	26,772	1,217,858

DuPont de Nemours, Inc.	26,772	1,522,791

Eastman Chemical Co.	4,462	360,708

Ecolab, Inc.	6,402	1,175,343

Element Solutions, Inc.*	58,394	684,378

Ferro Corp.*	6,596	84,825

FMC Corp.	3,492	358,768

FutureFuel Corp.(a)	3,104	36,907

Hawkins, Inc.	388	18,123

HB Fuller Co.	1,552	70,228

Huntsman Corp.	54,126	1,314,721

Ingevity Corp.*	776	42,587

Innospec, Inc.	776	51,325

International Flavors & Fragrances, Inc.(a)	2,910	298,741

Koppers Holdings, Inc.* (a)	6,984	156,651

Kraton Corp.* (a)	4,268	120,784

Kronos Worldwide, Inc.	4,656	62,018

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Linde plc	13,386	$2,949,471

Livent Corp.* (a)	3,880	41,710

LyondellBasell Industries NV, Class A	9,700	663,965

Minerals Technologies, Inc.(a)	8,730	477,444

Mosaic Co. (The)	8,730	161,505

Olin Corp.(a)	38,412	635,719

PPG Industries, Inc.	5,432	704,639

PQ Group Holdings, Inc.*	10,282	118,860

Quaker Chemical Corp.(a)	388	74,027

RPM International, Inc.	3,492	295,668

Scotts Miracle-Gro Co. (The)	1,164	174,658

Sensient Technologies Corp.	1,358	88,854

Sherwin-Williams Co. (The)	1,940	1,334,681

Stepan Co.	582	67,768

Tredegar Corp.	776	11,314

Trinseo SA(a)	11,446	364,212

Tronox Holdings plc, Class A(a)	25,220	246,399

Valvoline, Inc.	6,014	118,295

W R Grace & Co.	1,164	50,622

Westlake Chemical Corp.(a)	388	26,237
		21,418,298

Commercial Services & Supplies – 0.7%

ABM Industries, Inc.	3,298	114,507

ACCO Brands Corp.(a)	28,324	149,267

ADT, Inc.	28,712	189,212

Brady Corp., Class A	1,552	58,541

BrightView Holdings, Inc.* (a)	8,536	104,395

Brink’s Co. (The)(a)	1,552	66,472

Casella Waste Systems, Inc., Class A*	1,358	73,318

Cimpress plc* (a)	6,402	469,907

Cintas Corp.	2,134	671,250

Clean Harbors, Inc.*	970	51,381

Copart, Inc.*	5,432	599,476

Covanta Holding Corp.(a)	3,686	33,469

Deluxe Corp.(a)	12,222	262,040

Ennis, Inc.	7,954	121,219

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Harsco Corp.*	970	$12,513

Herman Miller, Inc.	17,072	520,184

HNI Corp.	10,476	340,994

IAA, Inc.*	2,328	131,741

Interface, Inc.	23,668	145,085

KAR Auction Services, Inc.(a)	36,860	536,682

Kimball International, Inc., Class B	1,358	13,987

Knoll, Inc.(a)	8,924	102,269

Matthews International Corp., Class A	8,148	177,871

McGrath RentCorp	582	33,221

MSA Safety, Inc.	1,164	153,555

Pitney Bowes, Inc.(a)	50,246	266,806

Republic Services, Inc.	5,626	496,044

Rollins, Inc.	3,492	202,012

SP Plus Corp.*	7,372	135,866

Steelcase, Inc., Class A	6,790	70,888

Stericycle, Inc.*	2,910	181,293

Tetra Tech, Inc.	1,746	176,189

UniFirst Corp.	582	95,337

US Ecology, Inc.(a)	970	29,604

Viad Corp.(a)	3,104	62,080

Waste Management, Inc.	10,282	1,109,531
		7,958,206

Communications Equipment – 0.8%

Acacia Communications, Inc.*	582	39,425

Arista Networks, Inc.* (a)	1,358	283,686

Calix, Inc.*	194	4,541

Casa Systems, Inc.* (a)	1,358	5,663

Ciena Corp.*	4,074	160,475

Cisco Systems, Inc.	155,976	5,599,538

CommScope Holding Co., Inc.* (a)	54,902	488,628

Comtech Telecommunications Corp.(a)	582	8,381

EchoStar Corp., Class A*	12,804	296,541

Extreme Networks, Inc.*	36,084	146,501

F5 Networks, Inc.*	1,552	206,323

Harmonic, Inc.*	3,104	18,438

Infinera Corp.* (a)	7,566	47,363

InterDigital, Inc.	970	54,300

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Communications Equipment – (continued)

Juniper Networks, Inc.	13,386	$263,972

Lumentum Holdings, Inc.*	2,522	208,544

Motorola Solutions, Inc.	4,074	643,936

NETGEAR, Inc.* (a)	8,924	275,038

NetScout Systems, Inc.* (a)	2,134	43,790

Plantronics, Inc.(a)	9,700	189,344

Ribbon Communications, Inc.* (a)	30,846	132,946

Ubiquiti, Inc.(a)	388	72,017

ViaSat, Inc.* (a)	1,358	46,036

Viavi Solutions, Inc.* (a)	7,372	91,044
		9,326,470

Construction & Engineering – 0.5%

AECOM*	6,208	278,367

Aegion Corp.*	7,760	109,494

Arcosa, Inc.	1,552	71,656

Argan, Inc.(a)	388	15,982

Comfort Systems USA, Inc.	1,164	53,311

Construction Partners, Inc., Class A* (a)	1,164	23,722

Dycom Industries, Inc.* (a)	1,552	100,787

EMCOR Group, Inc.	1,746	119,060

Fluor Corp.(a)	28,518	323,679

Granite Construction, Inc.(a)	3,880	74,923

Great Lakes Dredge & Dock Corp.* (a)	12,804	132,265

Jacobs Engineering Group, Inc.	5,432	516,040

MasTec, Inc.* (a)	16,296	808,933

MYR Group, Inc.*	3,104	132,696

Primoris Services Corp.	12,804	241,611

Quanta Services, Inc.	38,606	2,410,173

Tutor Perini Corp.* (a)	11,834	159,877

Valmont Industries, Inc.	582	82,615

WillScot Mobile Mini Holdings Corp.* (a)	4,850	90,113
		5,745,304

Construction Materials – 0.1%

Eagle Materials, Inc.	1,358	115,770

Forterra, Inc.*	5,626	73,419

Investments	Shares	Value

Construction Materials – (continued)

Martin Marietta Materials, Inc.(a)	1,746	$465,047

Summit Materials, Inc., Class A* (a)	3,686	65,205

US Concrete, Inc.*	5,626	191,059

Vulcan Materials Co.	3,492	505,781
		1,416,281

Consumer Finance – 0.8%

Ally Financial, Inc.	15,132	403,722

American Express Co.	24,444	2,230,270

Capital One Financial Corp.	17,654	1,290,154

Credit Acceptance Corp.* (a)	388	115,671

Curo Group Holdings Corp.	4,074	30,514

Discover Financial Services	11,834	769,328

Encore Capital Group, Inc.* (a)	8,148	260,166

Enova International, Inc.* (a)	7,954	122,094

FirstCash, Inc.	1,358	70,670

Green Dot Corp., Class A*	2,716	144,817

LendingClub Corp.*	12,416	57,983

LendingTree, Inc.* (a)	194	62,776

Navient Corp.(a)	56,260	450,643

Nelnet, Inc., Class A	6,014	367,095

OneMain Holdings, Inc.	22,116	771,627

PRA Group, Inc.* (a)	11,834	403,894

Santander Consumer USA Holdings, Inc.(a)	16,684	339,353

SLM Corp.	108,640	998,402

Synchrony Financial	21,340	533,927

World Acceptance Corp.* (a)	194	16,294
		9,439,400

Containers & Packaging – 0.6%

Amcor plc	54,126	564,534

AptarGroup, Inc.	1,552	177,068

Avery Dennison Corp.	1,940	268,477

Ball Corp.	8,730	776,970

Berry Global Group, Inc.*	5,626	262,340

Crown Holdings, Inc.*	5,432	466,066

Graphic Packaging Holding Co.	8,924	118,600

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Containers & Packaging – (continued)

Greif, Inc., Class A	6,208	$251,983

International Paper Co.	13,386	585,637

Myers Industries, Inc.	388	5,564

O-I Glass, Inc.(a)	43,068	406,131

Packaging Corp. of America	3,686	422,010

Sealed Air Corp.	43,456	1,720,423

Silgan Holdings, Inc.	2,328	80,200

Sonoco Products Co.(a)	3,104	151,754

Westrock Co.	10,282	386,089
		6,643,846

Distributors – 0.1%

Core-Mark Holding Co., Inc.	1,552	42,447

Genuine Parts Co.	4,268	385,955

LKQ Corp.*	12,222	390,982

Pool Corp.	970	339,335
		1,158,719

Diversified Consumer Services – 0.3%

Adtalem Global Education, Inc.*	2,910	68,210

American Public Education, Inc.*	388	10,969

Bright Horizons Family Solutions, Inc.* (a)	1,552	245,294

Chegg, Inc.* (a)	3,686	270,700

frontdoor, Inc.* (a)	1,940	76,863

Graham Holdings Co., Class B	1,164	442,716

Grand Canyon Education, Inc.*	1,552	121,630

H&R Block, Inc.(a)	52,574	907,427

K12, Inc.* (a)	1,358	32,415

Laureate Education, Inc., Class A* (a)	26,578	345,514

OneSpaWorld Holdings Ltd.(a)	9,894	61,442

Perdoceo Education Corp.*	2,328	26,283

Service Corp. International	4,850	224,603

Strategic Education, Inc.	776	64,455

Terminix Global Holdings, Inc.*	3,686	173,574

Investments	Shares	Value

Diversified Consumer Services – (continued)

WW International, Inc.* (a)	1,552	$32,840
		3,104,935

Diversified Financial Services – 1.4%

Berkshire Hathaway, Inc., Class B*	73,914	14,923,237

Cannae Holdings, Inc.* (a)	2,328	86,089

Equitable Holdings, Inc.	17,654	379,385

Jefferies Financial Group, Inc.	61,886	1,207,396

Voya Financial, Inc.	5,238	251,057
		16,847,164

Diversified Telecommunication Services – 1.5%

Anterix, Inc.* (a)	388	12,385

AT&T, Inc.	263,452	7,118,473

ATN International, Inc.	388	17,343

Bandwidth, Inc., Class A* (a)	388	62,218

CenturyLink, Inc.(a)	36,860	317,733

Cincinnati Bell, Inc.*	11,058	166,423

Cogent Communications Holdings, Inc.	1,358	75,776

GCI Liberty, Inc., Class A*	3,104	252,138

Iridium Communications, Inc.*	3,104	81,977

Liberty Latin America Ltd., Class A*	17,460	171,108

Liberty Latin America Ltd., Class C*	53,794	522,878

Verizon Communications, Inc.	155,200	8,844,848

Vonage Holdings Corp.* (a)	7,566	80,048
		17,723,348

Electric Utilities – 1.5%

ALLETE, Inc.	1,552	80,052

Alliant Energy Corp.	5,238	289,557

American Electric Power Co., Inc.	18,042	1,622,517

Avangrid, Inc.	194	9,572

Duke Energy Corp.(a)	27,160	2,501,708

Edison International	13,386	750,151

Entergy Corp.	5,238	530,190

Evergy, Inc.	6,014	331,973

Eversource Energy	8,536	744,937

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Exelon Corp.	34,726	$1,385,220

FirstEnergy Corp.	12,804	380,535

Hawaiian Electric Industries, Inc.	3,492	115,376

IDACORP, Inc.	1,552	136,157

MGE Energy, Inc.	1,164	75,683

NextEra Energy, Inc.	49,664	3,635,901

NRG Energy, Inc.	9,894	312,848

OGE Energy Corp.	5,820	179,081

Otter Tail Corp.	776	29,760

PG&E Corp.* (a)	55,290	528,572

Pinnacle West Capital Corp.	2,522	205,720

PNM Resources, Inc.(a)	2,522	126,100

Portland General Electric Co.	2,716	106,739

PPL Corp.	26,966	741,565

Southern Co. (The)	37,442	2,151,043

Xcel Energy, Inc.	13,968	978,179
		17,949,136

Electrical Equipment – 0.8%

Acuity Brands, Inc.(a)	11,058	985,710

AMETEK, Inc.	5,238	514,372

Atkore International Group, Inc.*	11,834	244,845

AZZ, Inc.	194	6,516

Eaton Corp. plc	15,520	1,610,821

Emerson Electric Co.	21,728	1,407,757

Encore Wire Corp.	776	35,859

EnerSys(a)	1,358	97,233

Generac Holdings, Inc.*	1,746	366,922

GrafTech International Ltd.(a)	26,966	182,021

Hubbell, Inc.	1,358	197,603

nVent Electric plc	46,172	833,405

Plug Power, Inc.* (a)	10,476	146,664

Regal Beloit Corp.	12,028	1,186,562

Rockwell Automation, Inc.	3,104	736,020

Sensata Technologies Holding plc*	4,656	203,514

Sunrun, Inc.* (a)	2,949	153,407

Thermon Group Holdings, Inc.*	970	9,787

Investments	Shares	Value

Electrical Equipment – (continued)

Vicor Corp.*	776	$60,528
		8,979,546

Electronic Equipment, Instruments & Components – 1.2%

Amphenol Corp., Class A	6,984	788,075

Arrow Electronics, Inc.*	22,116	1,722,615

Avnet, Inc.	28,130	693,967

Badger Meter, Inc.	970	71,140

Belden, Inc.(a)	12,416	383,406

Benchmark Electronics, Inc.(a)	1,164	24,246

CDW Corp.	3,492	428,119

Cognex Corp.	4,462	294,046

Coherent, Inc.* (a)	776	97,109

Corning, Inc.	30,264	967,540

CTS Corp.	1,164	32,173

Dolby Laboratories, Inc., Class A	1,358	101,959

ePlus, Inc.*	388	26,194

Fabrinet* (a)	1,164	69,863

FARO Technologies, Inc.* (a)	582	35,060

Fitbit, Inc., Class A*	7,372	51,899

Flex Ltd.*	141,038	1,995,688

FLIR Systems, Inc.	3,492	121,137

II-VI, Inc.* (a)	3,298	149,960

Insight Enterprises, Inc.* (a)	10,476	558,895

IPG Photonics Corp.*	970	180,381

Itron, Inc.* (a)	1,164	79,094

Jabil, Inc.	40,740	1,350,124

Keysight Technologies, Inc.*	4,850	508,620

Kimball Electronics, Inc.*	7,178	86,997

Knowles Corp.*	2,910	41,468

Littelfuse, Inc.	776	153,601

Methode Electronics, Inc.	11,058	340,255

MTS Systems Corp.(a)	8,148	197,833

National Instruments Corp.	3,104	97,093

nLight, Inc.* (a)	388	8,241

Novanta, Inc.*	1,164	126,550

OSI Systems, Inc.*	582	44,907

PC Connection, Inc.(a)	388	17,673

Plexus Corp.*	970	67,454

Rogers Corp.*	582	70,550

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares		Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Sanmina Corp.*	17,848		$436,205

ScanSource, Inc.*	5,044		101,384

SYNNEX Corp.	1,552		204,305

TE Connectivity Ltd.	8,924		864,557

Trimble, Inc.*	6,790		326,803

TTM Technologies, Inc.* (a)	24,056		285,545

Vishay Intertechnology, Inc.	6,984		113,280

Zebra Technologies Corp., Class A*	1,358		385,183
			14,701,194

Energy Equipment & Services – 0.3%

Archrock, Inc.(a)	28,130		166,811

Baker Hughes Co.(a)	27,936		412,615

Cactus, Inc., Class A	1,940		32,980

ChampionX Corp.* (a)	54,708		477,601

Core Laboratories NV	2,522		36,443

Frank’s International NV*	54,514		95,399

Halliburton Co.	30,264		364,984

Helix Energy Solutions Group, Inc.* (a)	17,848		44,263

Helmerich & Payne, Inc.	28,518		424,063

Liberty Oilfield Services, Inc., Class A(a)	15,714		104,969

Nabors Industries Ltd.	–	(c)	7

National Oilwell Varco, Inc.	6,208		52,147

NexTier Oilfield Solutions, Inc.*	65,766		124,298

Oceaneering International, Inc.* (a)	35,696		145,640

Patterson-UTI Energy, Inc.(a)	41,516		106,281

ProPetro Holding Corp.*	13,774		54,407

RPC, Inc.* (a)	31,622		75,260

Schlumberger NV	54,514		814,439

SEACOR Holdings, Inc.* (a)	582		17,827

Select Energy Services, Inc., Class A* (a)	18,430		55,659

Transocean Ltd.* (a)	140,844		94,436
			3,700,529

Entertainment – 1.3%

Activision Blizzard, Inc.	20,176		1,527,928

Investments	Shares	Value

Entertainment – (continued)

Cinemark Holdings, Inc.(a)	6,402	$52,432

Electronic Arts, Inc.*	7,566	906,634

Glu Mobile, Inc.*	3,880	27,781

IMAX Corp.*	2,328	26,842

Liberty Media Corp-Liberty Formula One, Class A*	2,716	90,443

Liberty Media Corp-Liberty Formula One, Class C*	2,910	105,138

Lions Gate Entertainment Corp., Class A*	17,848	119,582

Lions Gate Entertainment Corp., Class B*	36,666	229,896

Live Nation Entertainment, Inc.*	3,686	179,877

Madison Square Garden Sports Corp., Class A*	194	27,478

Marcus Corp. (The)(a)	5,044	36,972

Netflix, Inc.*	11,058	5,260,733

Roku, Inc.*	2,522	510,453

Take-Two Interactive Software, Inc.*	3,104	480,872

Walt Disney Co. (The)	45,978	5,574,832

World Wrestling Entertainment, Inc., Class A(a)	1,552	56,431

Zynga, Inc., Class A* (a)	25,414	228,472
		15,442,796

Equity Real Estate Investment Trusts (REITs) – 2.8%

Acadia Realty Trust	5,432	50,681

Agree Realty Corp.	1,358	84,291

Alexander & Baldwin, Inc.	6,014	77,280

Alexander’s, Inc.	194	47,179

Alexandria Real Estate Equities, Inc.	3,298	499,713

American Assets Trust, Inc.	582	12,181

American Campus Communities, Inc.	2,134	79,940

American Finance Trust, Inc.	12,222	70,460

American Homes 4 Rent, Class A	6,790	191,953

American Tower Corp.	11,252	2,584,022

Americold Realty Trust(a)	5,044	182,744

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Apartment Investment and Management Co., Class A	2,522	$80,452

Apple Hospitality REIT, Inc.	9,894	97,951

Armada Hoffler Properties, Inc.(a)	1,940	17,479

AvalonBay Communities, Inc.	2,910	404,868

Boston Properties, Inc.	3,104	224,761

Brixmor Property Group, Inc.	10,282	112,691

Brookfield Property REIT, Inc., Class A(a)	19,400	286,150

Camden Property Trust	2,522	232,629

CareTrust REIT, Inc.	3,104	53,078

CatchMark Timber Trust, Inc., Class A	2,134	18,544

Chatham Lodging Trust(a)	8,924	65,591

City Office REIT, Inc.	6,402	40,461

Colony Capital, Inc.(a)	125,712	447,535

Columbia Property Trust, Inc.(a)	6,014	63,628

Community Healthcare Trust, Inc.(a)	776	35,929

CoreCivic, Inc.(a)	29,294	187,775

CoreSite Realty Corp.	1,164	138,935

Corporate Office Properties Trust	3,492	78,326

Cousins Properties, Inc.(a)	2,910	74,147

Crown Castle International Corp.	10,670	1,666,654

CubeSmart	5,238	177,725

CyrusOne, Inc.	2,910	206,755

DiamondRock Hospitality Co.	66,736	329,676

Digital Realty Trust, Inc.	6,984	1,007,791

Diversified Healthcare Trust	19,012	55,040

Douglas Emmett, Inc.	194	4,578

Duke Realty Corp.	9,700	368,503

EastGroup Properties, Inc.(a)	970	129,088

Empire State Realty Trust, Inc., Class A(a)	11,640	62,623

EPR Properties(a)	19,788	471,746

Equinix, Inc.	2,134	1,560,466

Equity Commonwealth	32,592	861,081

Equity LifeStyle Properties, Inc.	4,850	287,071

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Equity Residential	6,596	$309,880

Essential Properties Realty Trust, Inc.	2,910	48,073

Essex Property Trust, Inc.	1,164	238,143

Extra Space Storage, Inc.	3,492	404,897

Federal Realty Investment Trust(a)	1,746	120,090

First Industrial Realty Trust, Inc.	4,074	162,186

Four Corners Property Trust, Inc.	2,328	58,991

Front Yard Residential Corp.	1,746	23,379

Gaming and Leisure Properties, Inc.	7,650	278,077

GEO Group, Inc. (The)(a)	35,696	316,267

Getty Realty Corp.	776	20,393

Healthcare Realty Trust, Inc.(a)	4,074	113,257

Healthcare Trust of America, Inc., Class A(a)	5,432	131,998

Healthpeak Properties, Inc.	13,192	355,788

Highwoods Properties, Inc.	1,940	57,754

Host Hotels & Resorts, Inc.	27,548	288,703

Hudson Pacific Properties, Inc.	4,074	78,465

Independence Realty Trust, Inc.	3,104	37,714

Industrial Logistics Properties Trust	2,134	40,930

Innovative Industrial Properties, Inc.	582	67,879

Investors Real Estate Trust	388	26,155

Invitation Homes, Inc.	14,356	391,345

Iron Mountain, Inc.(a)	7,566	197,170

iStar, Inc.(a)	6,208	73,254

JBG SMITH Properties	1,358	31,709

Kilroy Realty Corp.	1,164	54,801

Kimco Realty Corp.	13,192	135,350

Kite Realty Group Trust	3,492	36,177

Lamar Advertising Co., Class A	2,328	144,243

Lexington Realty Trust	7,760	77,057

Life Storage, Inc.	1,552	177,161

LTC Properties, Inc.	1,358	44,828

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares		Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Macerich Co. (The)(a)	8,924		$62,111

Mack-Cali Realty Corp.(a)	5,626		61,830

Medical Properties Trust, Inc.	13,774		245,453

Mid-America Apartment Communities, Inc.	3,104		362,019

Monmouth Real Estate Investment Corp.	3,492		48,364

National Health Investors, Inc.	1,358		76,116

National Retail Properties, Inc.(a)	3,880		124,199

National Storage Affiliates Trust(a)	1,940		65,747

NexPoint Residential Trust, Inc.	–	(c)	13

Office Properties Income Trust(a)	13,968		257,151

Omega Healthcare Investors, Inc.	5,820		167,674

Outfront Media, Inc.	5,238		68,670

Paramount Group, Inc.(a)	9,700		56,066

Park Hotels & Resorts, Inc.(a)	73,138		726,260

Pebblebrook Hotel Trust(a)	41,710		499,686

Physicians Realty Trust	6,014		101,396

PotlatchDeltic Corp.	2,134		88,668

Preferred Apartment Communities, Inc., Class A(a)	18,624		100,570

Prologis, Inc.	19,206		1,905,235

PS Business Parks, Inc.	582		66,365

Public Storage	3,686		844,352

QTS Realty Trust, Inc., Class A	1,746		107,396

Rayonier, Inc.	1,358		34,466

Realty Income Corp.	8,730		505,118

Regency Centers Corp.	3,880		138,089

Retail Opportunity Investments Corp.	4,656		45,303

Retail Properties of America, Inc., Class A(a)	13,580		71,159

Rexford Industrial Realty, Inc.(a)	1,940		90,132

RLJ Lodging Trust(a)	9,506		77,759

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

RPT Realty	9,700	$47,433

Ryman Hospitality Properties, Inc.	17,072	680,319

Sabra Health Care REIT, Inc.	7,178	94,462

Safehold, Inc.(a)	388	26,702

Saul Centers, Inc.(a)	1,358	33,610

SBA Communications Corp.	2,910	844,977

Seritage Growth Properties, Class A* (a)	1,940	24,696

Service Properties Trust	41,516	299,330

Simon Property Group, Inc.(a)	10,864	682,368

SITE Centers Corp.(a)	10,864	73,984

SL Green Realty Corp.(a)	2,522	107,967

Spirit Realty Capital, Inc.(a)	3,104	93,275

STAG Industrial, Inc.	4,656	144,895

STORE Capital Corp.	5,626	144,588

Summit Hotel Properties, Inc.	10,864	57,362

Sun Communities, Inc.	2,522	347,103

Sunstone Hotel Investors, Inc.	9,700	71,974

Tanger Factory Outlet Centers, Inc.(a)	9,506	58,842

Taubman Centers, Inc.	1,552	51,868

Terreno Realty Corp.(a)	2,134	120,102

UDR, Inc.	6,208	193,938

Uniti Group, Inc.(a)	6,208	54,755

Universal Health Realty Income Trust	388	20,746

Urban Edge Properties	5,044	47,414

Urstadt Biddle Properties, Inc., Class A(a)	9,700	92,247

Ventas, Inc.	9,894	390,516

VEREIT, Inc.	27,354	169,595

VICI Properties, Inc.	16,878	387,350

Vornado Realty Trust(a)	5,238	160,964

Weingarten Realty Investors	4,462	70,767

Welltower, Inc.	10,476	563,295

Weyerhaeuser Co.	16,490	450,012

WP Carey, Inc.	4,656	291,512

Xenia Hotels & Resorts, Inc.	37,830	311,719
		32,480,339

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – 1.4%

Andersons, Inc. (The)	8,730	$189,354

BJ’s Wholesale Club Holdings, Inc.* (a)	38,412	1,470,795

Casey’s General Stores, Inc.	970	163,513

Costco Wholesale Corp.	11,252	4,023,940

Grocery Outlet Holding Corp.*	1,552	68,319

HF Foods Group, Inc.* (a)	11,252	74,151

Ingles Markets, Inc., Class A(a)	2,328	83,482

Kroger Co. (The)	31,234	1,006,047

Performance Food Group Co.*	3,298	110,846

PriceSmart, Inc.(a)	582	40,158

Rite Aid Corp.* (a)	1,746	15,958

SpartanNash Co.	10,670	196,435

Sprouts Farmers Market, Inc.* (a)	3,686	70,218

Sysco Corp.	18,236	1,008,633

United Natural Foods, Inc.* (a)	15,714	228,953

US Foods Holding Corp.*	63,632	1,329,909

Walgreens Boots Alliance, Inc.	24,638	838,678

Walmart, Inc.	35,696	4,952,820

Weis Markets, Inc.(a)	582	26,429
		15,898,638

Food Products – 1.0%

Archer-Daniels-Midland Co.	19,594	906,027

B&G Foods, Inc.(a)	18,818	499,806

Beyond Meat, Inc.*	1,164	165,789

Bunge Ltd.	4,074	231,118

Calavo Growers, Inc.(a)	582	39,070

Cal-Maine Foods, Inc.*	970	37,199

Campbell Soup Co.	4,462	208,242

Conagra Brands, Inc.	19,400	680,746

Darling Ingredients, Inc.*	5,238	225,234

Flowers Foods, Inc.	6,014	141,810

Freshpet, Inc.*	1,164	133,278

General Mills, Inc.	23,668	1,399,252

Hain Celestial Group, Inc. (The)* (a)	2,522	77,551

Investments	Shares		Value

Food Products – (continued)

Hershey Co. (The)	3,880		$533,345

Hormel Foods Corp.(a)	7,372		358,943

Hostess Brands, Inc.* (a)	4,074		51,495

Ingredion, Inc.	18,042		1,278,997

J & J Snack Foods Corp.(a)	388		52,601

J M Smucker Co. (The)(a)	3,880		435,336

John B Sanfilippo & Son, Inc.	388		28,231

Kellogg Co.	6,984		439,224

Kraft Heinz Co. (The)	21,922		670,594

Lamb Weston Holdings, Inc.	2,910		184,639

Lancaster Colony Corp.	582		96,693

McCormick & Co., Inc. (Non-Voting)	3,298		595,322

Mondelez International, Inc., Class A	36,860		1,958,003

Pilgrim’s Pride Corp.*	2,134		35,723

Post Holdings, Inc.*	1,746		149,981

Sanderson Farms, Inc.(a)	582		74,479

Seneca Foods Corp., Class A* (a)	582		21,447

Simply Good Foods Co. (The)* (a)	2,716		51,061

Tootsie Roll Industries, Inc.	–	(c)	10

TreeHouse Foods, Inc.* (a)	388		15,070

Tyson Foods, Inc., Class A	10,282		588,439
			12,364,755

Gas Utilities – 0.2%

Atmos Energy Corp.	1,940		177,840

Chesapeake Utilities Corp.(a)	582		56,576

National Fuel Gas Co.(a)	25,026		1,000,039

New Jersey Resources Corp.(a)	3,104		90,575

ONE Gas, Inc.	1,746		120,544

South Jersey Industries, Inc.(a)	388		7,477

Southwest Gas Holdings, Inc.	1,746		114,747

Spire, Inc.	1,552		86,974

UGI Corp.	7,954		257,232
			1,912,004

Health Care Equipment & Supplies – 2.7%

Abbott Laboratories	45,202		4,751,182

ABIOMED, Inc.*	1,164		293,188

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Accelerate Diagnostics, Inc.* (a)	1,358	$12,792

Align Technology, Inc.*	1,940	826,595

AngioDynamics, Inc.*	776	8,024

Antares Pharma, Inc.* (a)	970	2,648

AtriCure, Inc.*	1,358	46,932

Avanos Medical, Inc.* (a)	1,552	54,863

Baxter International, Inc.	13,386	1,038,352

Becton Dickinson and Co.	6,790	1,569,373

Boston Scientific Corp.*	33,174	1,136,873

Cantel Medical Corp.(a)	1,164	55,686

Cardiovascular Systems, Inc.*	970	34,581

Cerus Corp.* (a)	1,552	8,148

CONMED Corp.(a)	970	75,631

Cooper Cos., Inc. (The)	1,358	433,270

CryoLife, Inc.* (a)	1,358	22,760

CryoPort, Inc.* (a)	1,164	46,723

Danaher Corp.	16,102	3,696,053

Dentsply Sirona, Inc.	6,014	283,801

DexCom, Inc.*	2,328	743,982

Edwards Lifesciences Corp.*	16,296	1,168,260

Envista Holdings Corp.* (a)	5,044	133,262

Establishment Labs Holdings, Inc.*	388	9,712

Glaukos Corp.* (a)	776	43,394

Globus Medical, Inc., Class A*	2,522	131,447

Haemonetics Corp.*	776	78,446

Heska Corp.* (a)	194	22,762

Hill-Rom Holdings, Inc.	1,746	159,008

Hologic, Inc.*	7,178	493,990

ICU Medical, Inc.*	582	103,474

IDEXX Laboratories, Inc.*	2,134	906,566

Insulet Corp.* (a)	1,746	388,048

Integer Holdings Corp.*	970	56,697

Integra LifeSciences Holdings Corp.* (a)	2,328	102,665

Intuitive Surgical, Inc.*	2,910	1,941,203

iRhythm Technologies, Inc.* (a)	970	205,106

Lantheus Holdings, Inc.* (a)	1,552	16,855

Investments	Shares	Value

Health Care Equipment & Supplies – (continued)

LeMaitre Vascular, Inc.(a)	388	$12,602

LivaNova plc*	1,164	58,596

Masimo Corp.*	1,358	303,948

Medtronic plc	33,368	3,355,820

Merit Medical Systems, Inc.* (a)	1,746	87,387

Natus Medical, Inc.* (a)	1,358	24,729

Neogen Corp.*	1,746	121,766

Nevro Corp.*	970	144,734

Novocure Ltd.*	2,134	260,561

NuVasive, Inc.* (a)	1,746	77,575

OraSure Technologies, Inc.*	582	8,695

Orthofix Medical, Inc.*	776	24,258

Penumbra, Inc.* (a)	970	253,199

Quidel Corp.* (a)	1,164	312,290

ResMed, Inc.	3,880	744,727

STAAR Surgical Co.* (a)	970	70,325

STERIS plc	2,328	412,498

Stryker Corp.	8,342	1,685,167

Surmodics, Inc.*	388	14,259

Tactile Systems Technology, Inc.* (a)	388	14,193

Tandem Diabetes Care, Inc.*	1,940	211,460

Teleflex, Inc.	1,164	370,420

Varian Medical Systems, Inc.*	1,940	335,232

West Pharmaceutical Services, Inc.	1,940	527,816

Wright Medical Group NV*	4,074	124,624

Zimmer Biomet Holdings, Inc.	5,432	717,567
		31,376,800

Health Care Providers & Services – 2.8%

1Life Healthcare, Inc.* (a)	1,552	43,782

Acadia Healthcare Co., Inc.* (a)	25,414	906,009

Addus HomeCare Corp.* (a)	388	37,857

Amedisys, Inc.*	970	251,230

AmerisourceBergen Corp.	6,014	577,765

AMN Healthcare Services, Inc.*	1,552	101,315

Anthem, Inc.	9,118	2,487,390

BioTelemetry, Inc.* (a)	1,164	49,563

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Providers & Services – (continued)

Brookdale Senior Living, Inc.* (a)	70,810	$208,181

Cardinal Health, Inc.	10,670	488,579

Centene Corp.*	22,698	1,341,452

Chemed Corp.	388	185,588

Cigna Corp.	13,192	2,202,668

Community Health Systems, Inc.* (a)	29,100	181,584

CorVel Corp.* (a)	194	17,697

Covetrus, Inc.* (a)	3,298	81,428

CVS Health Corp.	47,918	2,687,721

DaVita, Inc.* (a)	3,492	301,185

Encompass Health Corp.	2,716	166,518

Ensign Group, Inc. (The)(a)	1,552	91,320

Guardant Health, Inc.*	1,746	186,228

HCA Healthcare, Inc.	10,088	1,250,307

HealthEquity, Inc.* (a)	1,164	59,934

Henry Schein, Inc.*	4,656	296,029

Humana, Inc.	4,850	1,936,508

Laboratory Corp. of America Holdings*	3,880	775,108

LHC Group, Inc.*	970	210,054

Magellan Health, Inc.*	1,358	98,143

McKesson Corp.	6,402	944,231

MEDNAX, Inc.* (a)	25,220	321,555

Molina Healthcare, Inc.*	2,522	470,277

National Research Corp.	388	20,098

Option Care Health, Inc.* (a)	4,656	62,065

Owens & Minor, Inc.(a)	18,624	467,835

Patterson Cos., Inc.(a)	23,862	593,567

Premier, Inc., Class A	3,298	107,944

Providence Service Corp. (The)*	388	45,609

Quest Diagnostics, Inc.	3,686	450,208

R1 RCM, Inc.*	3,686	66,053

RadNet, Inc.*	1,358	19,705

Select Medical Holdings Corp.*	3,492	73,262

Surgery Partners, Inc.* (a)	6,014	131,225

Tenet Healthcare Corp.*	30,070	737,918

Tivity Health, Inc.*	11,252	154,715

Investments	Shares	Value

Health Care Providers & Services – (continued)

Triple-S Management Corp., Class B* (a)	5,820	$107,786

UnitedHealth Group, Inc.	35,696	10,892,277

Universal Health Services, Inc., Class B	2,522	276,285

US Physical Therapy, Inc.	388	30,780
		33,194,538

Health Care Technology – 0.4%

Allscripts Healthcare Solutions, Inc.* (a)	45,008	453,681

Cerner Corp.	8,342	584,691

Change Healthcare, Inc.*	64,020	905,883

Computer Programs and Systems, Inc.	3,880	108,213

Evolent Health, Inc., Class A* (a)	21,146	210,191

HealthStream, Inc.*	388	7,100

HMS Holdings Corp.* (a)	2,910	77,464

Inovalon Holdings, Inc., Class A* (a)	2,716	51,577

Inspire Medical Systems, Inc.* (a)	388	46,339

Livongo Health, Inc.* (d)	1,358	189,808

Omnicell, Inc.* (a)	1,358	117,535

Teladoc Health, Inc.* (a)	2,134	419,246

Veeva Systems, Inc., Class A*	3,492	943,014

Vocera Communications, Inc.* (a)	970	31,797
		4,146,539

Hotels, Restaurants & Leisure – 2.3%

Aramark	6,790	188,355

BJ’s Restaurants, Inc.(a)	2,910	82,091

Bloomin’ Brands, Inc.(a)	23,280	325,454

Boyd Gaming Corp.	20,758	658,444

Brinker International, Inc.(a)	12,998	565,933

Caesars Entertainment, Inc.*	57,424	2,573,744

Carnival Corp.(a)	18,236	250,016

Cheesecake Factory, Inc. (The)(a)	12,222	363,238

Chipotle Mexican Grill, Inc.*	776	932,348

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Choice Hotels International, Inc.(a)	970	$84,729

Churchill Downs, Inc.	1,164	173,611

Cracker Barrel Old Country Store, Inc.(a)	6,790	772,838

Darden Restaurants, Inc.	3,104	285,320

Dave & Buster’s Entertainment, Inc.	17,072	292,956

Denny’s Corp.* (a)	1,940	17,382

Dine Brands Global, Inc.(a)	4,268	219,589

Domino’s Pizza, Inc.	970	366,970

Dunkin’ Brands Group, Inc.	1,746	174,094

Everi Holdings, Inc.* (a)	11,058	95,209

Extended Stay America, Inc.	9,312	105,691

Hilton Grand Vacations, Inc.*	23,862	491,557

Hilton Worldwide Holdings, Inc.	7,566	664,370

Hyatt Hotels Corp., Class A(a)	1,164	64,183

Jack in the Box, Inc.	582	46,595

Las Vegas Sands Corp.	7,372	354,298

Marriott International, Inc., Class A	6,208	576,599

Marriott Vacations Worldwide Corp.	11,640	1,124,424

McDonald’s Corp.	19,012	4,049,556

MGM Resorts International(a)	14,550	299,294

Norwegian Cruise Line Holdings Ltd.* (a)	81,286	1,351,786

Papa John’s International, Inc.(a)	776	59,442

Penn National Gaming, Inc.* (a)	41,516	2,241,034

Planet Fitness, Inc., Class A* (a)	2,134	126,482

Red Rock Resorts, Inc., Class A(a)	2,328	44,511

Royal Caribbean Cruises Ltd.(a)	6,014	339,310

Ruth’s Hospitality Group, Inc.(a)	15,132	169,176

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Scientific Games Corp.* (a)	15,908	$507,147

SeaWorld Entertainment, Inc.* (a)	3,880	85,438

Shake Shack, Inc., Class A* (a)	970	65,494

Six Flags Entertainment Corp.(a)	25,026	541,062

Starbucks Corp.	30,070	2,614,887

Texas Roadhouse, Inc.	2,134	149,444

Vail Resorts, Inc.	1,164	270,095

Wendy’s Co. (The)	5,820	127,167

Wingstop, Inc.(a)	970	112,840

Wyndham Destinations, Inc.	25,026	816,598

Wyndham Hotels & Resorts, Inc.	1,940	90,229

Wynn Resorts Ltd.(a)	2,328	168,617

Yum! Brands, Inc.	7,178	669,923
		26,749,570

Household Durables – 1.0%

Cavco Industries, Inc.* (a)	194	33,395

Century Communities, Inc.*	8,342	324,003

DR Horton, Inc.	13,386	894,319

Ethan Allen Interiors, Inc.	7,178	115,207

Garmin Ltd.	3,880	403,598

GoPro, Inc., Class A* (a)	3,104	18,438

Green Brick Partners, Inc.*	8,148	145,768

Helen of Troy Ltd.* (a)	776	147,130

Installed Building Products, Inc.*	776	70,259

iRobot Corp.* (a)	776	61,754

KB Home	25,414	819,601

La-Z-Boy, Inc.(a)	1,552	53,125

Leggett & Platt, Inc.(a)	1,940	80,956

Lennar Corp., Class A	11,058	776,603

Lennar Corp., Class B	582	33,110

LGI Homes, Inc.* (a)	6,596	704,980

M/I Homes, Inc.*	8,342	341,355

MDC Holdings, Inc.	14,744	641,659

Meritage Homes Corp.*	10,670	929,250

Mohawk Industries, Inc.*	1,746	180,170

Newell Brands, Inc.	13,192	232,971

NVR, Inc.*	88	347,872

PulteGroup, Inc.	10,282	419,094

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Skyline Champion Corp.* (a)	1,940	$49,761

Sonos, Inc.*	2,328	33,989

Taylor Morrison Home Corp., Class A*	34,920	754,272

Tempur Sealy International, Inc.*	1,358	120,862

Toll Brothers, Inc.	32,010	1,353,383

TopBuild Corp.*	1,164	178,336

TRI Pointe Group, Inc.*	41,128	675,733

Universal Electronics, Inc.*	2,910	107,845

Whirlpool Corp.(a)	2,522	466,469
		11,515,267

Household Products – 1.2%

Central Garden & Pet Co.* (a)	1,746	68,024

Central Garden & Pet Co., Class A*	2,716	96,119

Church & Dwight Co., Inc.	6,596	583,020

Clorox Co. (The)(a)	3,298	683,511

Colgate-Palmolive Co.	22,310	1,760,036

Energizer Holdings, Inc.(a)	2,716	106,875

Kimberly-Clark Corp.	8,924	1,183,233

Procter & Gamble Co. (The)	62,856	8,617,558

Spectrum Brands Holdings, Inc.	10,864	617,836

WD-40 Co.(a)	388	94,431
		13,810,643

Independent Power and Renewable Electricity Producers – 0.1%

AES Corp. (The)	21,146	412,347

Clearway Energy, Inc., Class A	1,164	30,508

Clearway Energy, Inc., Class C	2,522	71,020

Ormat Technologies, Inc.(a)	1,552	109,990

Vistra Corp.	19,982	347,087
		970,952

Industrial Conglomerates – 0.7%

3M Co.	13,774	2,203,289

Investments	Shares	Value

Industrial Conglomerates – (continued)

Carlisle Cos., Inc.	1,552	$192,246

General Electric Co.	331,352	2,458,632

Honeywell International, Inc.	17,460	2,880,027

Roper Technologies, Inc.	2,716	1,008,560
		8,742,754

Insurance – 2.9%

Aflac, Inc.	25,996	882,564

Alleghany Corp.	388	212,209

Allstate Corp. (The)	12,222	1,084,702

American Equity Investment Life Holding Co.(a)	26,772	664,481

American Financial Group, Inc.	3,492	261,690

American International Group, Inc.	33,756	1,062,976

American National Group, Inc.	2,522	173,514

AMERISAFE, Inc.	582	34,326

Aon plc, Class A(a)	5,820	1,070,938

Arch Capital Group Ltd.*	15,520	468,859

Argo Group International Holdings Ltd.	2,328	83,063

Arthur J Gallagher & Co.	5,044	523,113

Assurant, Inc.	2,328	289,533

Assured Guaranty Ltd.	23,280	594,338

Athene Holding Ltd., Class A*	36,860	1,182,469

Axis Capital Holdings Ltd.	23,280	993,823

Brighthouse Financial, Inc.* (a)	27,160	898,996

Brown & Brown, Inc.	6,208	270,110

Chubb Ltd.	16,102	2,091,811

Cincinnati Financial Corp.	3,104	219,577

CNO Financial Group, Inc.(a)	38,024	674,926

eHealth, Inc.*	582	39,058

Employers Holdings, Inc.	970	31,050

Enstar Group Ltd.*	388	66,686

Erie Indemnity Co., Class A(a)	194	45,177

Everest Re Group Ltd.	970	191,168

FBL Financial Group, Inc., Class A(a)	4,268	212,077

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Fidelity National Financial, Inc.	12,057	$377,264

First American Financial Corp.	31,816	1,418,675

Genworth Financial, Inc., Class A* (a)	134,830	529,882

Globe Life, Inc.	2,910	235,972

Goosehead Insurance, Inc., Class A(a)	388	47,546

Hanover Insurance Group, Inc. (The)	9,894	946,460

Hartford Financial Services Group, Inc. (The)	13,968	538,047

HCI Group, Inc.	1,358	63,799

Heritage Insurance Holdings, Inc.	7,566	71,423

Horace Mann Educators Corp.	1,358	46,050

James River Group Holdings Ltd.	970	45,328

Kemper Corp.	17,072	1,052,660

Kinsale Capital Group, Inc.	582	109,108

Lincoln National Corp.(a)	7,566	265,567

Loews Corp.	9,118	316,212

Markel Corp.*	347	323,682

Marsh & McLennan Cos., Inc.	13,192	1,364,844

MBIA, Inc.* (a)	10,476	59,818

Mercury General Corp.	7,178	292,216

MetLife, Inc.	28,906	1,094,092

National General Holdings Corp.	19,400	659,018

National Western Life Group, Inc., Class A(a)	582	98,725

Old Republic International Corp.	83,614	1,361,236

Palomar Holdings, Inc.* (a)	582	51,897

Primerica, Inc.	1,164	128,319

Principal Financial Group, Inc.	9,700	380,434

ProAssurance Corp.(a)	3,880	59,868

Progressive Corp. (The)	22,698	2,085,946

Prudential Financial, Inc.	15,520	993,590

Investments	Shares	Value

Insurance – (continued)

Reinsurance Group of America, Inc.	1,940	$195,979

RenaissanceRe Holdings Ltd.	1,746	282,363

RLI Corp.	1,358	117,739

Safety Insurance Group, Inc.	388	27,160

Selective Insurance Group, Inc.	1,940	100,996

State Auto Financial Corp.	776	9,576

Stewart Information Services Corp.	6,984	296,052

Third Point Reinsurance Ltd.* (a)	23,086	179,609

Travelers Cos., Inc. (The)	8,730	1,053,798

Trupanion, Inc.* (a)	970	69,394

United Fire Group, Inc.	776	15,939

United Insurance Holdings Corp.	6,208	27,253

Universal Insurance Holdings, Inc.	8,342	104,025

Unum Group(a)	57,424	1,014,108

W R Berkley Corp.	3,880	233,266

Willis Towers Watson plc	3,492	637,220
		33,705,389

Interactive Media & Services – 3.7%

Alphabet, Inc., Class A*	7,566	12,227,488

Alphabet, Inc., Class C*	7,372	11,950,086

ANGI Homeservices, Inc., Class A*	1,746	18,508

Cars.com, Inc.* (a)	10,476	77,418

Facebook, Inc., Class A*	60,722	15,976,565

IAC/InterActiveCorp*	1,940	234,197

Match Group, Inc.*	6,790	792,936

Pinterest, Inc., Class A*	10,864	640,433

Snap, Inc., Class A*	20,952	825,299

TripAdvisor, Inc.	3,492	66,732

Twitter, Inc.*	20,564	850,527

Yelp, Inc.* (a)	2,134	41,976

Zillow Group, Inc., Class A*	776	69,320

Zillow Group, Inc., Class C* (a)	3,492	309,461
		44,080,946

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 3.3%

Amazon.com, Inc.*	10,670	$32,395,720

Booking Holdings, Inc.*	970	1,573,825

Chewy, Inc., Class A* (a)	2,522	155,355

eBay, Inc.	17,654	840,860

Etsy, Inc.*	3,104	377,415

Expedia Group, Inc.	2,910	273,976

Groupon, Inc.* (a)	2,910	56,425

GrubHub, Inc.*	2,910	215,224

MercadoLibre, Inc.*	1,164	1,413,154

Overstock.com, Inc.* (a)	582	32,650

PetMed Express, Inc.(a)	776	22,954

Quotient Technology, Inc.* (a)	2,134	18,993

Qurate Retail, Inc., Series A	113,684	769,641

Stamps.com, Inc.*	582	129,926

Stitch Fix, Inc., Class A* (a)	1,164	40,077

Wayfair, Inc., Class A* (a)	2,716	673,649
		38,989,844

IT Services – 4.2%

Accenture plc, Class A	16,296	3,534,765

Akamai Technologies, Inc.*	4,268	405,972

Alliance Data Systems Corp.	14,356	739,908

Automatic Data Processing, Inc.	10,088	1,593,501

Black Knight, Inc.*	3,880	341,246

Booz Allen Hamilton Holding Corp.	3,686	289,351

Broadridge Financial Solutions, Inc.	2,910	400,416

CACI International, Inc., Class A*	776	161,819

Cardtronics plc, Class A* (a)	8,342	148,571

Cass Information Systems, Inc.(a)	194	7,609

Cognizant Technology Solutions Corp., Class A	19,400	1,385,548

Conduent, Inc.* (a)	69,258	241,364

CSG Systems International, Inc.	970	36,744

DXC Technology Co.	70,422	1,297,173

Endurance International Group Holdings, Inc.*	24,444	142,020

Investments	Shares	Value

IT Services – (continued)

EPAM Systems, Inc.*	1,358	$419,554

Euronet Worldwide, Inc.*	1,358	120,645

EVERTEC, Inc.	1,940	64,563

Evo Payments, Inc., Class A*	1,552	32,701

ExlService Holdings, Inc.* (a)	1,164	88,161

Fastly, Inc., Class A* (a)	1,358	86,247

Fidelity National Information Services, Inc.	15,326	1,909,466

Fiserv, Inc.*	14,550	1,389,089

FleetCor Technologies, Inc.*	1,940	428,565

Gartner, Inc.*	1,940	232,994

Genpact Ltd.	4,074	140,023

Global Payments, Inc.	7,760	1,224,062

GoDaddy, Inc., Class A*	4,656	329,366

GTT Communications, Inc.* (a)	3,686	13,601

International Business Machines Corp.	32,592	3,639,223

International Money Express, Inc.* (a)	2,910	40,478

Jack Henry & Associates, Inc.	2,134	316,366

KBR, Inc.(a)	39,188	873,501

Leidos Holdings, Inc.	3,492	289,836

Limelight Networks, Inc.* (a)	4,074	14,381

LiveRamp Holdings, Inc.* (a)	2,134	141,036

ManTech International Corp., Class A	776	50,347

Mastercard, Inc., Class A	22,310	6,439,558

MAXIMUS, Inc.	1,940	131,105

MongoDB, Inc.* (a)	970	221,616

NIC, Inc.(a)	2,134	47,844

Okta, Inc.* (a)	2,910	610,605

Paychex, Inc.	8,536	702,086

PayPal Holdings, Inc.*	29,876	5,560,820

Perficient, Inc.* (a)	1,164	45,582

Perspecta, Inc.(a)	38,994	699,163

Sabre Corp.	91,762	598,288

Science Applications International Corp.	1,940	148,158

Square, Inc., Class A*	9,118	1,412,196

Switch, Inc., Class A	1,746	24,549

Sykes Enterprises, Inc.* (a)	2,910	99,638

TTEC Holdings, Inc.	582	31,882

Tucows, Inc., Class A* (a)	388	28,631

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Twilio, Inc., Class A*	3,298	$920,043

Unisys Corp.* (a)	14,938	196,285

VeriSign, Inc.*	2,716	517,941

Virtusa Corp.*	970	48,791

Visa, Inc., Class A(a)	42,680	7,755,383

Western Union Co. (The)(a)	16,878	328,108

WEX, Inc.*	1,164	147,304
		49,285,788

Leisure Products – 0.3%

Acushnet Holdings Corp.(a)	1,164	39,727

Brunswick Corp.	2,522	160,677

Callaway Golf Co.	4,462	69,116

Hasbro, Inc.	3,298	272,810

Johnson Outdoors, Inc., Class A	388	33,884

Malibu Boats, Inc., Class A* (a)	6,014	305,692

Mattel, Inc.*	3,686	50,756

Peloton Interactive, Inc., Class A*	5,238	577,280

Polaris, Inc.	16,296	1,480,655

Smith & Wesson Brands, Inc.	4,462	74,025

Sturm Ruger & Co., Inc.	582	38,912

Vista Outdoor, Inc.* (a)	1,940	38,354

YETI Holdings, Inc.* (a)	1,358	67,194
		3,209,082

Life Sciences Tools & Services – 0.9%

10X Genomics, Inc., Class A*	970	132,793

Adaptive Biotechnologies Corp.* (a)	2,134	98,335

Agilent Technologies, Inc.	8,148	831,829

Avantor, Inc.*	6,014	139,946

Bio-Rad Laboratories, Inc., Class A*	582	341,296

Bio-Techne Corp.	970	244,838

Bruker Corp.	2,716	115,539

Charles River Laboratories International, Inc.*	1,358	309,217

Codexis, Inc.*	1,746	23,239

Investments	Shares	Value

Life Sciences Tools & Services – (continued)

Illumina, Inc.*	3,686	$1,078,892

IQVIA Holdings, Inc.*	4,850	746,851

Luminex Corp.	1,164	25,654

Medpace Holdings, Inc.* (a)	970	107,612

Mettler-Toledo International, Inc.*	582	580,784

NanoString Technologies, Inc.* (a)	1,164	42,661

NeoGenomics, Inc.* (a)	3,298	129,380

PerkinElmer, Inc.	2,910	376,990

PPD, Inc.*	1,358	44,651

PRA Health Sciences, Inc.*	1,746	170,130

Repligen Corp.*	1,552	258,517

Syneos Health, Inc.* (a)	2,522	133,868

Thermo Fisher Scientific, Inc.	10,088	4,772,835

Waters Corp.*	1,746	389,044
		11,094,901

Machinery – 2.6%

AGCO Corp.	17,072	1,315,056

Alamo Group, Inc.(a)	388	46,688

Albany International Corp., Class A	970	49,412

Allison Transmission Holdings, Inc.	30,264	1,094,044

Altra Industrial Motion Corp.(a)	17,072	729,999

Astec Industries, Inc.(a)	582	29,566

Barnes Group, Inc.	1,552	56,958

Blue Bird Corp.*	3,880	44,775

Caterpillar, Inc.	20,564	3,229,576

Chart Industries, Inc.* (a)	10,088	851,932

CIRCOR International, Inc.* (a)	6,790	189,441

Colfax Corp.* (a)	28,130	764,855

Columbus McKinnon Corp.	776	26,299

Crane Co.	13,386	679,339

Cummins, Inc.	5,820	1,279,760

Deere & Co.	11,446	2,585,766

Donaldson Co., Inc.	776	36,860

Douglas Dynamics, Inc.	776	26,469

Dover Corp.	3,880	429,555

EnPro Industries, Inc.	388	22,900

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

ESCO Technologies, Inc.	970	$81,179

Evoqua Water Technologies Corp.*	1,940	44,484

Federal Signal Corp.	1,940	55,639

Flowserve Corp.	3,492	101,687

Fortive Corp.	6,984	430,214

Franklin Electric Co., Inc.	1,164	69,526

Gates Industrial Corp. plc*	13,774	152,891

Gorman-Rupp Co. (The)	776	24,095

Graco, Inc.	4,462	276,198

Greenbrier Cos., Inc. (The)(a)	9,700	261,706

Helios Technologies, Inc.	388	16,234

Hillenbrand, Inc.(a)	19,594	573,124

Hyster-Yale Materials Handling, Inc.	388	16,451

IDEX Corp.	1,552	264,445

Illinois Tool Works, Inc.	7,566	1,482,028

Ingersoll Rand, Inc.*	8,730	305,026

ITT, Inc.	2,716	164,345

John Bean Technologies Corp.(a)	970	81,451

Kadant, Inc.(a)	388	44,667

Kennametal, Inc.(a)	4,074	126,294

Lincoln Electric Holdings, Inc.	1,552	158,025

Lindsay Corp.	388	40,856

Luxfer Holdings plc	1,164	14,457

Manitowoc Co., Inc. (The)*	9,506	71,580

Meritor, Inc.*	21,728	528,860

Middleby Corp. (The)* (a)	15,908	1,583,482

Miller Industries, Inc.	1,552	46,467

Mueller Industries, Inc.	582	16,837

Mueller Water Products, Inc., Class A	5,432	56,276

Navistar International Corp.* (a)	17,072	735,974

Nordson Corp.	1,358	262,678

Oshkosh Corp.	19,012	1,280,648

Otis Worldwide Corp.	9,312	570,639

PACCAR, Inc.	13,774	1,176,024

Parker-Hannifin Corp.	3,492	727,593

Pentair plc	4,268	212,376

Proto Labs, Inc.* (a)	776	91,630

Investments	Shares	Value

Machinery – (continued)

RBC Bearings, Inc.*	776	$92,383

REV Group, Inc.(a)	7,954	62,439

Rexnord Corp.(a)	4,850	155,588

Snap-on, Inc.(a)	1,746	275,047

SPX Corp.* (a)	1,552	65,789

SPX FLOW, Inc.*	1,552	65,727

Standex International Corp.(a)	388	24,091

Stanley Black & Decker, Inc.	5,432	902,798

Tennant Co.	388	23,133

Terex Corp.(a)	19,400	478,986

Timken Co. (The)	18,430	1,100,271

Toro Co. (The)	2,716	222,984

TriMas Corp.*	1,552	37,760

Trinity Industries, Inc.(a)	3,104	58,479

Wabash National Corp.(a)	17,072	243,447

Watts Water Technologies, Inc., Class A	776	85,958

Welbilt, Inc.*	12,028	73,130

Westinghouse Air Brake Technologies Corp.	5,044	299,109

Woodward, Inc.(a)	1,552	123,462

Xylem, Inc.	4,268	371,914
		30,397,831

Marine – 0.0%(e)

Kirby Corp.*	582	22,401

Media – 1.5%

Altice USA, Inc., Class A*	7,954	214,360

AMC Networks, Inc., Class A* (a)	9,700	206,125

Cable One, Inc.	194	335,981

Cardlytics, Inc.* (a)	388	28,642

Charter Communications, Inc., Class A* (a)	3,880	2,342,822

Clear Channel Outdoor Holdings, Inc.* (a)	142,008	126,955

Comcast Corp., Class A	170,526	7,203,018

Discovery, Inc., Class A* (a)	4,268	86,384

Discovery, Inc., Class C*	12,028	220,353

DISH Network Corp., Class A*	8,536	217,583

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

EW Scripps Co. (The), Class A(a)	15,714	$142,683

Fox Corp., Class A(a)	13,386	354,997

Fox Corp., Class B	4,074	106,494

Gray Television, Inc.* (a)	25,608	324,710

iHeartMedia, Inc., Class A* (a)	22,892	188,172

Interpublic Group of Cos., Inc. (The)	11,640	210,568

John Wiley & Sons, Inc., Class A(a)	1,358	42,044

Liberty Broadband Corp., Class A* (a)	582	81,800

Liberty Broadband Corp., Class C*	4,268	604,818

Liberty Media Corp-Liberty SiriusXM, Class A*	2,134	73,772

Liberty Media Corp-Liberty SiriusXM, Class C*	4,850	167,810

Meredith Corp.(a)	9,118	100,298

MSG Networks, Inc., Class A* (a)	8,924	79,781

New York Times Co. (The), Class A(a)	4,656	184,657

News Corp., Class A	10,282	135,003

News Corp., Class B	3,298	42,940

Nexstar Media Group, Inc., Class A(a)	12,610	1,039,064

Omnicom Group, Inc.	6,014	283,861

Scholastic Corp.	970	19,167

Sinclair Broadcast Group, Inc., Class A(a)	18,818	349,638

Sirius XM Holdings, Inc.(a)	36,666	210,096

TechTarget, Inc.* (a)	194	8,497

TEGNA, Inc.	61,692	742,155

Tribune Publishing Co.(a)	5,626	64,474

ViacomCBS, Inc.(a)	21,534	615,226

ViacomCBS, Inc., Class A	1,358	40,550

WideOpenWest, Inc.*	12,416	61,956
		17,257,454

Investments	Shares	Value

Metals & Mining – 0.8%

Alcoa Corp.* (a)	54,126	$699,308

Allegheny Technologies, Inc.* (a)	31,428	289,452

Carpenter Technology Corp.(a)	11,834	206,858

Century Aluminum Co.*	10,476	68,932

Cleveland-Cliffs, Inc.(a)	117,952	976,643

Coeur Mining, Inc.* (a)	7,760	54,863

Commercial Metals Co.(a)	34,726	717,092

Compass Minerals International, Inc.(a)	1,164	70,282

Freeport-McMoRan, Inc.	31,622	548,325

Hecla Mining Co.(a)	17,072	78,190

Kaiser Aluminum Corp.	3,880	244,168

Materion Corp.	582	29,793

McEwen Mining, Inc.* (a)	9,312	9,046

Newmont Corp.	21,146	1,328,815

Nucor Corp.	9,506	454,007

Reliance Steel & Aluminum Co.	2,716	296,017

Royal Gold, Inc.	1,746	207,442

Schnitzer Steel Industries, Inc., Class A	3,880	81,480

Southern Copper Corp.(a)	2,328	121,848

Steel Dynamics, Inc.	58,976	1,856,564

United States Steel Corp.(a)	63,826	616,559

Warrior Met Coal, Inc.(a)	14,162	212,430

Worthington Industries, Inc.	10,864	534,617
		9,702,731

Mortgage Real Estate Investment Trusts (REITs) – 0.7%

AGNC Investment Corp.	20,758	289,989

Annaly Capital Management, Inc.	46,172	327,359

Apollo Commercial Real Estate Finance, Inc.(a)	36,278	315,619

Arbor Realty Trust, Inc.(a)	30,458	360,014

ARMOUR Residential REIT, Inc.(a)	23,668	225,793

Blackstone Mortgage Trust, Inc., Class A(a)	42,098	913,527

Capstead Mortgage Corp.	31,234	159,606

Chimera Investment Corp.(a)	75,466	630,141

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Mortgage Real Estate Investment Trusts (REITs) – (continued)

Colony Credit Real Estate, Inc.(a)	14,938	$78,275

Dynex Capital, Inc.(a)	6,014	98,509

Ellington Financial, Inc.	13,774	168,594

Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	2,328	97,427

Invesco Mortgage Capital, Inc.(a)	39,576	106,855

KKR Real Estate Finance Trust, Inc.	7,566	126,428

Ladder Capital Corp.(a)	30,846	231,345

MFA Financial, Inc.	108,834	306,912

New Residential Investment Corp.(a)	120,280	902,100

New York Mortgage Trust, Inc.(a)	90,598	230,119

PennyMac Mortgage Investment Trust(a)	29,294	438,531

Ready Capital Corp.(a)	14,356	161,361

Redwood Trust, Inc.(a)	33,368	283,628

Starwood Property Trust, Inc.	84,584	1,181,638

TPG RE Finance Trust, Inc.(a)	23,086	180,532

Two Harbors Investment Corp.(a)	67,900	343,574
		8,157,876

Multiline Retail – 0.6%

Big Lots, Inc.(a)	11,446	544,830

Dillard’s, Inc., Class A(a)	4,462	199,585

Dollar General Corp.	6,596	1,376,651

Dollar Tree, Inc.*	6,208	560,707

Kohl’s Corp.(a)	44,814	954,090

Macy’s, Inc.(a)	81,674	507,196

Nordstrom, Inc.(a)	28,130	340,373

Ollie’s Bargain Outlet Holdings, Inc.* (a)	1,746	152,059

Target Corp.	19,206	2,923,537
		7,559,028

Multi-Utilities – 0.9%

Ameren Corp.	6,596	535,068

Avista Corp.	2,134	70,891

Investments	Shares	Value

Multi-Utilities – (continued)

Black Hills Corp.(a)	1,552	$87,936

CenterPoint Energy, Inc.	21,728	459,113

CMS Energy Corp.	6,790	430,011

Consolidated Edison, Inc.	11,058	867,942

Dominion Energy, Inc.	32,204	2,587,269

DTE Energy Co.	6,790	838,022

MDU Resources Group, Inc.	57,812	1,373,613

NiSource, Inc.	8,730	200,528

NorthWestern Corp.	1,552	80,906

Public Service Enterprise Group, Inc.	18,818	1,094,267

Sempra Energy	9,894	1,240,312

Unitil Corp.	582	20,108

WEC Energy Group, Inc.	8,342	838,788
		10,724,774

Oil, Gas & Consumable Fuels – 2.2%

Antero Midstream Corp.(a)	85,360	489,113

Antero Resources Corp.* (a)	70,616	240,094

Apache Corp.	10,088	83,730

Arch Resources, Inc.	2,716	82,974

Bonanza Creek Energy, Inc.*	5,238	92,765

Cabot Oil & Gas Corp.	12,804	227,783

Callon Petroleum Co.* (a)	14,744	77,111

Centennial Resource Development, Inc., Class A* (a)	102,820	63,718

Cheniere Energy, Inc.*	5,626	269,317

Chevron Corp.	48,306	3,357,267

Cimarex Energy Co.	30,458	772,719

Clean Energy Fuels Corp.*	4,656	11,547

CNX Resources Corp.*	10,088	97,854

Concho Resources, Inc.	4,850	201,323

ConocoPhillips	39,382	1,127,113

Continental Resources, Inc.(a)	5,044	60,679

CVR Energy, Inc.	11,446	126,020

Delek US Holdings, Inc.(a)	13,774	138,566

Devon Energy Corp.	105,536	942,436

Diamond S Shipping, Inc.* (a)	6,014	34,039

Diamondback Energy, Inc.(a)	6,596	171,232

Dorian LPG Ltd.* (a)	8,342	68,404

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

EOG Resources, Inc.	14,162	$484,907

EQT Corp.	75,078	1,136,681

Equitrans Midstream Corp.	117,758	854,923

Exxon Mobil Corp.	106,506	3,474,226

Gulfport Energy Corp.* (a)	57,812	14,800

Hess Corp.	6,596	245,503

HollyFrontier Corp.	7,372	136,456

International Seaways, Inc.	7,566	102,444

Kinder Morgan, Inc.	73,914	879,577

Kosmos Energy Ltd.(a)	136,576	135,798

Magnolia Oil & Gas Corp., Class A* (a)	36,472	158,288

Marathon Oil Corp.(a)	217,862	862,734

Marathon Petroleum Corp.	25,414	749,713

Matador Resources Co.*	31,816	224,939

Murphy Oil Corp.(a)	41,904	323,499

Northern Oil and Gas, Inc.* (a)	6,072	22,467

Occidental Petroleum Corp.(a)	31,234	285,166

ONEOK, Inc.	17,654	511,966

Ovintiv, Inc.(a)	76,048	699,642

Par Pacific Holdings, Inc.* (a)	11,446	73,712

Parsley Energy, Inc., Class A(a)	10,088	100,981

PBF Energy, Inc., Class A(a)	21,340	99,658

PDC Energy, Inc.* (a)	4,074	48,562

Peabody Energy Corp.* (a)	21,146	27,278

Phillips 66	16,684	778,475

Pioneer Natural Resources Co.	3,686	293,258

Range Resources Corp.(a)	71,198	468,483

Renewable Energy Group, Inc.*	11,446	645,554

REX American Resources Corp.* (a)	194	14,102

SM Energy Co.(a)	42,680	68,715

Southwestern Energy Co.* (a)	169,168	451,679

Talos Energy, Inc.* (a)	7,760	51,061

Targa Resources Corp.	66,736	1,071,113

Tellurian, Inc.* (a)	7,372	7,077

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Valero Energy Corp.	15,908	$614,208

W&T Offshore, Inc.* (a)	26,772	37,481

Williams Cos., Inc. (The)	27,742	532,369

World Fuel Services Corp.	18,236	383,868

WPX Energy, Inc.*	13,386	61,709
		25,868,876

Paper & Forest Products – 0.1%

Boise Cascade Co.	1,164	44,674

Clearwater Paper Corp.* (a)	1,940	72,071

Domtar Corp.	1,552	37,062

Glatfelter Corp.(a)	1,552	22,147

Louisiana-Pacific Corp.	3,686	105,346

Mercer International, Inc.	12,028	75,656

Neenah, Inc.	582	21,901

Schweitzer-Mauduit International, Inc.(a)	7,372	244,750

Verso Corp., Class A(a)	11,058	86,031
		709,638

Personal Products – 0.2%

BellRing Brands, Inc., Class A*	3,686	67,417

Coty, Inc., Class A(a)	87,494	253,733

Edgewell Personal Care Co.* (a)	13,968	366,241

elf Beauty, Inc.*	970	19,662

Estee Lauder Cos., Inc. (The), Class A	5,820	1,278,421

Herbalife Nutrition Ltd.*	2,522	113,843

Inter Parfums, Inc.	582	23,897

Medifast, Inc.(a)	388	54,510

Nu Skin Enterprises, Inc., Class A	13,774	679,747

Revlon, Inc., Class A* (a)	970	3,977

USANA Health Sciences, Inc.*	388	29,352
		2,890,800

Pharmaceuticals – 3.0%

Aerie Pharmaceuticals, Inc.* (a)	1,358	14,408

Amneal Pharmaceuticals, Inc.* (a)	29,682	123,477

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Amphastar Pharmaceuticals, Inc.* (a)	1,358	$26,603

ANI Pharmaceuticals, Inc.* (a)	388	9,890

Arvinas, Inc.* (a)	582	12,170

Axsome Therapeutics, Inc.* (a)	7,178	475,973

Bristol-Myers Squibb Co.	84,390	4,932,596

Cara Therapeutics, Inc.*	1,746	23,152

Catalent, Inc.*	4,074	357,575

Collegium Pharmaceutical, Inc.* (a)	970	17,295

Corcept Therapeutics, Inc.* (a)	3,298	55,340

Elanco Animal Health, Inc.*	7,566	234,622

Eli Lilly and Co.	20,564	2,682,780

Endo International plc* (a)	63,050	288,139

Horizon Therapeutics plc*	5,238	392,483

Innoviva, Inc.* (a)	10,088	109,051

Intra-Cellular Therapies, Inc.* (a)	1,746	43,074

Jazz Pharmaceuticals plc*	2,134	307,509

Johnson & Johnson	66,348	9,096,974

Lannett Co., Inc.* (a)	9,312	59,876

Merck & Co., Inc.	64,214	4,829,535

Mylan NV*	20,758	301,821

MyoKardia, Inc.* (a)	1,552	346,919

Nektar Therapeutics* (a)	5,044	79,897

Odonate Therapeutics, Inc.*	1,552	22,364

Omeros Corp.* (a)	1,746	17,705

Pacira BioSciences, Inc.* (a)	1,358	71,023

Perrigo Co. plc	5,432	238,302

Pfizer, Inc.	205,446	7,289,224

Phibro Animal Health Corp., Class A	970	15,947

Prestige Consumer Healthcare, Inc.* (a)	14,744	486,994

Reata Pharmaceuticals, Inc., Class A* (a)	776	90,567

Revance Therapeutics, Inc.*	1,940	50,207

Supernus Pharmaceuticals, Inc.* (a)	1,746	32,057

Investments	Shares	Value

Pharmaceuticals – (continued)

Zoetis, Inc.	12,222	$1,937,798

Zogenix, Inc.*	2,134	45,497
		35,118,844

Professional Services – 0.6%

ASGN, Inc.*	14,550	970,194

CBIZ, Inc.*	1,940	43,980

Clarivate plc*	4,074	113,054

CoreLogic, Inc.	2,522	194,018

CoStar Group, Inc.*	970	798,902

CRA International, Inc.(a)	194	7,944

Equifax, Inc.	3,298	450,507

Exponent, Inc.	1,746	121,504

Forrester Research, Inc.* (a)	388	14,333

FTI Consulting, Inc.*	1,164	114,607

Heidrick & Struggles International, Inc.	3,104	70,926

Huron Consulting Group, Inc.*	776	29,379

ICF International, Inc.	582	38,057

IHS Markit Ltd.	10,670	862,883

Insperity, Inc.	1,164	89,139

Kelly Services, Inc., Class A	9,700	168,586

Kforce, Inc.	582	20,195

Korn Ferry	12,222	368,982

ManpowerGroup, Inc.	16,102	1,092,843

Nielsen Holdings plc(a)	14,162	191,329

Resources Connection, Inc.	6,596	70,841

Robert Half International, Inc.	3,492	177,010

TransUnion	5,044	401,805

TriNet Group, Inc.* (a)	1,358	93,593

TrueBlue, Inc.* (a)	9,118	141,511

Verisk Analytics, Inc.	4,268	759,576
		7,405,698

Real Estate Management & Development – 0.2%

CBRE Group, Inc., Class A*	13,386	674,654

Cushman & Wakefield plc* (a)	21,146	247,831

eXp World Holdings, Inc.*	776	32,895

Forestar Group, Inc.* (a)	1,358	22,597

Howard Hughes Corp. (The)*	1,358	84,454

Jones Lang LaSalle, Inc.(a)	2,134	240,843

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Kennedy-Wilson Holdings, Inc.(a)	2,716	$35,797

Newmark Group, Inc., Class A	34,532	163,509

Realogy Holdings Corp.* (a)	31,234	348,572

Redfin Corp.*	2,716	113,447

St Joe Co. (The)* (a)	776	20,983
		1,985,582

Road & Rail – 0.9%

AMERCO	194	67,349

ArcBest Corp.	5,238	159,864

Avis Budget Group, Inc.* (a)	3,492	117,576

CSX Corp.	19,982	1,577,379

Heartland Express, Inc.	1,746	31,969

JB Hunt Transport Services, Inc.	2,328	283,411

Kansas City Southern	2,716	478,396

Knight-Swift Transportation Holdings, Inc.	4,850	184,251

Landstar System, Inc.	1,164	145,151

Lyft, Inc., Class A* (a)	5,626	128,442

Marten Transport Ltd.	2,910	44,654

Norfolk Southern Corp.	9,506	1,987,895

Old Dominion Freight Line, Inc.	2,716	517,045

Ryder System, Inc.	1,164	57,339

Saia, Inc.* (a)	776	114,584

Schneider National, Inc., Class B	3,104	68,474

Uber Technologies, Inc.*	33,368	1,114,825

Union Pacific Corp.	17,266	3,059,362

Universal Logistics Holdings, Inc.	2,328	45,931

Werner Enterprises, Inc.	2,716	103,262
		10,287,159

Semiconductors & Semiconductor Equipment – 3.9%

Advanced Energy Industries, Inc.*	1,358	91,624

Advanced Micro Devices, Inc.*	30,458	2,293,183

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Alpha & Omega Semiconductor Ltd.* (a)	5,820	$92,305

Ambarella, Inc.*	970	53,030

Amkor Technology, Inc.*	21,534	255,178

Analog Devices, Inc.(a)	9,700	1,149,741

Applied Materials, Inc.	32,204	1,907,443

Axcelis Technologies, Inc.*	1,164	25,689

Broadcom, Inc.	15,132	5,290,601

Brooks Automation, Inc.	2,328	108,718

CEVA, Inc.*	194	7,822

Cirrus Logic, Inc.*	1,940	133,608

CMC Materials, Inc.	970	137,924

Cohu, Inc.	1,552	33,725

Cree, Inc.* (a)	3,492	222,091

Diodes, Inc.*	1,358	78,533

Enphase Energy, Inc.* (a)	2,328	228,354

Entegris, Inc.	3,686	275,602

First Solar, Inc.* (a)	2,134	185,754

FormFactor, Inc.*	2,522	71,499

Ichor Holdings Ltd.*	776	18,050

Inphi Corp.*	1,552	216,908

Intel Corp.	160,438	7,104,195

KLA Corp.	4,074	803,311

Kulicke & Soffa Industries, Inc.	2,134	55,783

Lam Research Corp.	3,686	1,260,907

Lattice Semiconductor Corp.*	4,268	148,953

MACOM Technology Solutions Holdings, Inc.* (a)	1,552	56,648

MagnaChip Semiconductor Corp.*	5,432	74,364

Marvell Technology Group Ltd.	17,848	669,478

Maxim Integrated Products, Inc.	6,596	459,411

MaxLinear, Inc.*	1,552	41,035

Microchip Technology, Inc.(a)	6,208	652,337

Micron Technology, Inc.*	42,874	2,158,277

MKS Instruments, Inc.	1,552	168,221

Monolithic Power Systems, Inc.	1,164	372,014

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

NeoPhotonics Corp.*	6,984	$47,561

NVIDIA Corp.	15,520	7,781,107

ON Semiconductor Corp.*	15,520	389,397

Onto Innovation, Inc.* (a)	1,552	49,773

PDF Solutions, Inc.*	582	10,907

Photronics, Inc.*	2,328	22,698

Power Integrations, Inc.	1,940	116,807

Qorvo, Inc.*	3,298	420,033

QUALCOMM, Inc.	28,906	3,565,844

Rambus, Inc.* (a)	3,880	53,505

Semtech Corp.*	2,134	117,135

Silicon Laboratories, Inc.*	1,358	139,141

Skyworks Solutions, Inc.	4,462	630,436

SMART Global Holdings, Inc.* (a)	1,940	51,197

SolarEdge Technologies, Inc.*	1,552	399,935

SunPower Corp.* (a)	10,088	161,307

Synaptics, Inc.* (a)	1,746	133,866

Teradyne, Inc.	4,462	391,987

Texas Instruments, Inc.	23,474	3,394,106

Ultra Clean Holdings, Inc.* (a)	9,312	198,252

Universal Display Corp.(a)	1,164	230,833

Veeco Instruments, Inc.* (a)	1,746	22,227

Xilinx, Inc.	6,596	782,879
		46,013,249

Software – 6.9%

2U, Inc.* (a)	3,104	114,382

8x8, Inc.* (a)	3,298	56,989

ACI Worldwide, Inc.*	3,686	107,521

Adobe, Inc.*	12,222	5,464,456

Alarm.com Holdings, Inc.* (a)	1,164	67,896

Altair Engineering, Inc., Class A* (a)	1,164	50,087

Alteryx, Inc., Class A* (a)	1,358	170,225

Anaplan, Inc.* (a)	2,910	161,068

ANSYS, Inc.*	2,328	708,573

Appfolio, Inc., Class A*	388	55,434

Appian Corp.* (a)	970	61,401

Aspen Technology, Inc.*	1,746	191,728

Investments	Shares	Value

Software – (continued)

Autodesk, Inc.*	5,626	$1,325,148

Avalara, Inc.*	1,940	289,157

Avaya Holdings Corp.* (a)	27,742	477,162

Bill.com Holdings, Inc.*	1,164	116,400

Blackbaud, Inc.(a)	1,552	76,576

Blackline, Inc.* (a)	1,164	113,700

Bottomline Technologies DE, Inc.*	1,358	53,940

Box, Inc., Class A*	5,432	84,196

Cadence Design Systems, Inc.*	7,372	806,276

CDK Global, Inc.	32,592	1,404,715

Cerence, Inc.* (a)	1,164	63,531

Ceridian HCM Holding, Inc.* (a)	2,716	234,174

Citrix Systems, Inc.	3,104	351,590

Cloudera, Inc.* (a)	11,058	107,484

Cloudflare, Inc., Class A*	1,164	60,493

CommVault Systems, Inc.*	1,358	53,763

Cornerstone OnDemand, Inc.* (a)	970	36,850

Coupa Software, Inc.*	1,746	467,404

Crowdstrike Holdings, Inc., Class A*	3,492	432,449

Datadog, Inc., Class A* (a)	4,074	369,715

DocuSign, Inc.*	4,074	823,966

Dropbox, Inc., Class A*	6,984	127,528

Dynatrace, Inc.*	2,910	102,752

Ebix, Inc.(a)	6,402	115,620

Elastic NV*	970	98,368

Envestnet, Inc.*	1,746	133,988

Everbridge, Inc.* (a)	1,164	121,859

Fair Isaac Corp.*	776	303,765

Five9, Inc.* (a)	1,940	294,337

Fortinet, Inc.*	3,686	406,824

Guidewire Software, Inc.*	1,940	186,453

HubSpot, Inc.*	1,164	337,641

Intuit, Inc.	6,596	2,075,629

J2 Global, Inc.* (a)	1,552	105,350

LivePerson, Inc.* (a)	2,522	134,826

Manhattan Associates, Inc.*	1,940	165,870

Microsoft Corp.	190,314	38,532,876

MicroStrategy, Inc., Class A* (a)	194	32,412

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Mimecast Ltd.* (a)	1,746	$66,715

Model N, Inc.* (a)	970	34,173

New Relic, Inc.*	1,552	94,144

NortonLifeLock, Inc.	12,028	247,416

Nuance Communications, Inc.*	8,924	284,765

Nutanix, Inc., Class A*	3,104	75,551

OneSpan, Inc.* (a)	1,940	42,544

Oracle Corp.	50,440	2,830,188

Palo Alto Networks, Inc.*	2,522	557,841

Paycom Software, Inc.*	1,358	494,434

Paylocity Holding Corp.*	1,164	215,945

Pegasystems, Inc.(a)	970	112,404

Pluralsight, Inc., Class A* (a)	2,910	45,687

Progress Software Corp.	1,552	56,446

Proofpoint, Inc.*	1,552	148,588

PROS Holdings, Inc.* (a)	1,358	38,255

PTC, Inc.*	2,716	227,818

Q2 Holdings, Inc.* (a)	776	70,802

QAD, Inc., Class A	194	8,117

Qualys, Inc.* (a)	970	85,215

Rapid7, Inc.* (a)	1,358	84,101

RealPage, Inc.* (a)	2,134	118,842

RingCentral, Inc., Class A*	1,940	501,180

SailPoint Technologies Holding, Inc.* (a)	2,910	120,794

salesforce.com, Inc.*	22,892	5,317,125

ServiceNow, Inc.*	4,850	2,413,215

Slack Technologies, Inc., Class A* (a)	9,700	248,126

Smartsheet, Inc., Class A* (a)	2,910	145,064

SolarWinds Corp.*	1,746	35,671

Splunk, Inc.*	4,074	806,815

SPS Commerce, Inc.*	970	83,022

SS&C Technologies Holdings, Inc.	5,820	344,660

SVMK, Inc.*	3,104	64,967

Synopsys, Inc.*	4,074	871,266

Tenable Holdings, Inc.* (a)	1,552	52,939

Teradata Corp.* (a)	3,686	67,712

Trade Desk, Inc. (The), Class A* (a)	1,164	659,348

Investments	Shares	Value

Software – (continued)

Tyler Technologies, Inc.* (a)	970	$372,849

Upland Software, Inc.* (a)	776	32,375

Varonis Systems, Inc.*	970	112,103

Verint Systems, Inc.*	2,134	103,542

VMware, Inc., Class A*	1,940	249,736

Workday, Inc., Class A*	4,268	896,792

Workiva, Inc.* (a)	1,358	75,111

Xperi Holding Corp.(a)	29,294	363,246

Yext, Inc.* (a)	3,298	54,681

Zendesk, Inc.* (a)	3,104	344,358

Zoom Video Communications, Inc., Class A*	4,462	2,056,580

Zscaler, Inc.*	1,746	237,020

Zuora, Inc., Class A* (a)	2,522	24,262
		80,829,097

Specialty Retail – 2.9%

Aaron’s Holdings Co., Inc.	19,206	1,003,705

Abercrombie & Fitch Co., Class A(a)	1,552	22,069

Advance Auto Parts, Inc.	1,940	285,723

American Eagle Outfitters, Inc.(a)	40,546	555,886

America’s Car-Mart, Inc.*	194	16,785

Asbury Automotive Group, Inc.* (a)	5,626	579,365

AutoNation, Inc.*	15,326	869,444

AutoZone, Inc.*	582	657,066

Bed Bath & Beyond, Inc.(a)	35,890	710,622

Best Buy Co., Inc.	8,924	995,472

Boot Barn Holdings, Inc.* (a)	582	18,636

Buckle, Inc. (The)(a)	7,178	171,985

Burlington Stores, Inc.*	1,746	337,991

Caleres, Inc.	6,984	53,637

Camping World Holdings, Inc., Class A	7,566	200,045

CarMax, Inc.* (a)	5,626	486,311

Carvana Co.* (a)	1,552	287,663

Children’s Place, Inc. (The)	3,104	78,438

Designer Brands, Inc., Class A(a)	16,490	71,402

Dick’s Sporting Goods, Inc.	18,624	1,055,050

Five Below, Inc.*	1,164	155,208

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

Floor & Decor Holdings, Inc., Class A*	2,134	$155,782

Foot Locker, Inc.	30,070	1,108,982

Gap, Inc. (The)	58,006	1,128,217

Group 1 Automotive, Inc.(a)	4,656	493,908

Guess?, Inc.(a)	5,432	63,989

Home Depot, Inc. (The)	27,160	7,243,844

L Brands, Inc.	66,930	2,142,429

Lithia Motors, Inc., Class A(a)	7,372	1,692,390

Lowe’s Cos., Inc.	19,400	3,067,140

MarineMax, Inc.* (a)	6,208	186,116

Michaels Cos., Inc. (The)*	28,324	229,708

Monro, Inc.(a)	970	40,798

Murphy USA, Inc.*	970	118,621

National Vision Holdings, Inc.* (a)	2,522	101,712

ODP Corp. (The)(a)	14,938	291,291

O’Reilly Automotive, Inc.*	1,940	847,004

Penske Automotive Group, Inc.(a)	8,342	426,777

Rent-A-Center, Inc.	13,774	425,617

RH* (a)	582	195,104

Ross Stores, Inc.	7,760	660,919

Sally Beauty Holdings, Inc.* (a)	28,712	240,319

Shoe Carnival, Inc.(a)	1,552	48,081

Signet Jewelers Ltd.	10,476	233,405

Sleep Number Corp.* (a)	7,566	479,382

Sonic Automotive, Inc., Class A(a)	7,178	258,839

Sportsman’s Warehouse Holdings, Inc.*	11,834	154,079

Tiffany & Co.	2,910	380,744

TJX Cos., Inc. (The)	31,040	1,576,832

Tractor Supply Co.	3,104	413,484

Ulta Beauty, Inc.*	1,358	280,794

Urban Outfitters, Inc.* (a)	17,654	394,390

Williams-Sonoma, Inc.(a)	2,522	230,032

Zumiez, Inc.* (a)	6,014	168,392
		34,091,624

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – 4.2%

Apple, Inc.	404,490	$44,032,780

Dell Technologies, Inc., Class C*	7,372	444,237

Diebold Nixdorf, Inc.* (a)	22,892	142,617

Hewlett Packard Enterprise Co.	48,694	420,716

HP, Inc.	56,260	1,010,430

NCR Corp.* (a)	35,308	717,459

NetApp, Inc.	7,178	315,042

Pure Storage, Inc., Class A* (a)	7,372	118,689

Seagate Technology plc	9,312	445,300

Super Micro Computer, Inc.* (a)	9,312	211,569

Western Digital Corp.	11,058	417,218

Xerox Holdings Corp.	50,246	873,275
		49,149,332

Textiles, Apparel & Luxury Goods – 1.2%

Capri Holdings Ltd.*	40,158	852,153

Carter’s, Inc.	776	63,205

Columbia Sportswear Co.(a)	776	57,882

Crocs, Inc.*	2,134	111,672

Deckers Outdoor Corp.*	970	245,769

G-III Apparel Group Ltd.* (a)	10,282	138,601

Hanesbrands, Inc.(a)	99,134	1,593,083

Kontoor Brands, Inc.(a)	10,476	344,660

Lululemon Athletica, Inc.*	2,910	929,134

NIKE, Inc., Class B	31,816	3,820,465

Oxford Industries, Inc.(a)	1,164	47,922

PVH Corp.(a)	20,564	1,198,676

Ralph Lauren Corp.	14,162	946,730

Skechers USA, Inc., Class A*	5,044	159,945

Steven Madden Ltd.	2,522	60,553

Tapestry, Inc.	83,808	1,863,052

Under Armour, Inc., Class C*	12,028	147,103

VF Corp.	8,730	586,656

Wolverine World Wide, Inc.(a)	23,086	615,704
		13,782,965

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Thrifts & Mortgage Finance – 0.8%

Axos Financial, Inc.* (a)	12,610	$343,749

Essent Group Ltd.	32,204	1,283,329

Federal Agricultural Mortgage Corp., Class C	2,910	187,957

Flagstar Bancorp, Inc.	11,640	341,634

HomeStreet, Inc.	776	24,110

Meridian Bancorp, Inc.	5,044	62,798

Meta Financial Group, Inc.(a)	12,222	358,593

MGIC Investment Corp.	92,926	934,836

Mr Cooper Group, Inc.* (a)	21,534	453,937

New York Community Bancorp, Inc.	132,502	1,101,092

NMI Holdings, Inc., Class A*	24,638	529,471

Northfield Bancorp, Inc.	1,358	13,797

Northwest Bancshares, Inc.	6,596	70,379

PennyMac Financial Services, Inc.(a)	12,222	621,122

Premier Financial Corp.	11,446	205,914

Provident Financial Services, Inc.(a)	21,534	292,216

Radian Group, Inc.	56,260	1,009,867

TFS Financial Corp.	1,940	30,477

TrustCo Bank Corp.	4,074	22,387

Walker & Dunlop, Inc.(a)	8,536	536,744

Washington Federal, Inc.	2,522	53,693

WSFS Financial Corp.	13,968	442,646
		8,920,748

Tobacco – 0.6%

Altria Group, Inc.	67,124	2,421,834

Philip Morris International, Inc.	57,036	4,050,697

Turning Point Brands, Inc.(a)	194	7,269

Universal Corp.(a)	5,820	231,927

Vector Group Ltd.	32,010	294,172
		7,005,899

Trading Companies & Distributors – 0.9%

Air Lease Corp.	29,682	808,538

Applied Industrial Technologies, Inc.	9,118	556,654

Investments	Shares	Value

Trading Companies & Distributors – (continued)

Beacon Roofing Supply, Inc.*	14,744	$452,641

BMC Stock Holdings, Inc.*	18,624	737,324

Fastenal Co.	15,326	662,543

Foundation Building Materials, Inc.* (a)	5,238	76,265

GATX Corp.(a)	10,476	715,301

GMS, Inc.* (a)	11,640	263,064

H&E Equipment Services, Inc.	12,028	253,069

HD Supply Holdings, Inc.*	45,590	1,817,217

Herc Holdings, Inc.* (a)	6,984	309,810

MRC Global, Inc.*	6,596	28,099

MSC Industrial Direct Co., Inc., Class A(a)	12,416	864,899

NOW, Inc.*	33,368	135,808

Rush Enterprises, Inc., Class A	2,910	104,294

SiteOne Landscape Supply, Inc.* (a)	1,358	162,268

Systemax, Inc.	388	11,031

Triton International Ltd.	19,594	722,627

United Rentals, Inc.* (a)	2,910	518,824

Univar Solutions, Inc.*	47,724	791,741

Watsco, Inc.(a)	776	173,933

WESCO International, Inc.*	11,834	488,034

WW Grainger, Inc.	1,164	407,423
		11,061,407

Transportation Infrastructure – 0.0%(e)

Macquarie Infrastructure Corp.	1,746	45,047

Water Utilities – 0.1%

American States Water Co.(a)	1,164	86,939

American Water Works Co., Inc.	4,656	700,775

California Water Service Group(a)	1,552	69,173

Essential Utilities, Inc.	5,044	207,813

Middlesex Water Co.(a)	582	37,329

SJW Group	970	58,869

York Water Co. (The)	582	24,589
		1,185,487

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – 0.2%

Boingo Wireless, Inc.*	1,552	$14,496

Shenandoah Telecommunications Co.	1,552	67,698

Telephone & Data Systems, Inc.	2,134	36,278

T-Mobile US, Inc.*	22,309	2,444,397

United States Cellular Corp.*	2,716	79,090
		2,641,959
Total Common Stocks (Cost $817,379,110)		1,164,094,878
	Number of Rights

RIGHTS - 0.0%(e)

Biotechnology – 0.0%(e)

Achillion Pharmaceuticals, Inc., CVR* ‡ (d)	44,344	25,720

Media – 0.0%(e)

Media General, Inc., CVR* ‡ (d)	22,261	2,226
TOTAL RIGHTS (Cost $–)		27,946
	Number of Warrants

WARRANTS – 0.0%(e)

Oil, Gas & Consumable Fuels – 0.0%(e)

Occidental Petroleum Corp., expiring 8/3/2027, price 22.00 USD* (Cost $21,117)	4,266	10,537

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(f) – 8.7%

CERTIFICATES OF DEPOSIT – 2.4%

Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.08%), 0.29%, 7/21/2021(g)	$4,000,000	$4,000,844

Cooperatieve Rabobank UA, London (ICE LIBOR USD 3 Month + 0.08%), 0.29%, 7/30/2021(g)	5,000,000	5,001,950

Nordea Bank Abp, New York Branch (ICE LIBOR USD 3 Month + 0.03%), 0.27%, 10/7/2021(g)	4,000,000	3,999,376

Royal Bank of Canada, New York (ICE LIBOR USD 3 Month + 0.04%), 0.27%, 10/5/2021(g)	3,000,000	2,999,604

Sumitomo Mitsui Trust Bank Ltd., New York (ICE LIBOR USD 3 Month + 0.09%), 0.34%, 12/11/2020(g)	5,000,000	5,000,000

Svenska Handelsbanken, New York (ICE LIBOR USD 1 Month + 0.08%), 0.60%, 11/30/2020(g)	4,000,000	3,998,849

The Sumitomo Bank Ltd., New York (ICE LIBOR USD 3 Month + 0.06%), 0.27%, 1/29/2021(g)	4,000,000	4,000,176
Total Certificates of Deposit (Cost $28,998,596)		29,000,799

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(f) – (continued)

REPURCHASE AGREEMENTS – 6.3%

BofA Securities, Inc., 0.53%, dated 10/30/2020, due 2/1/2021, repurchase price $6,008,303, collateralized by various Common Stocks; total market value $6,522,109	$6,000,000	$6,000,000

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $6,500,060, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $6,592,314	6,500,000	6,500,000

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $12,334,958, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $12,550,975	12,334,886	12,334,886

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $11,700,195, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $11,928,917	$11,700,000	$11,700,000

Societe Generale, 0.18%, dated 10/30/2020, due 11/2/2020, repurchase price $37,100,557, collateralized by various Common Stocks; total market value $40,836,828	37,100,000	37,100,000
Total Repurchase Agreements (Cost $73,634,886)		73,634,886
Total Securities Lending Reinvestments (Cost $102,633,482)		102,635,685
Total Investments – 107.8% (Cost $920,033,709)		1,266,769,046

Liabilities in excess of other assets – (7.8%)		(91,982,617)
Net Assets – 100.0%		$1,174,786,429

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $133,116,681, collateralized in the form of cash with a value of $102,633,369 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $32,673,237 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050 and $2,871,037 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $138,177,643.

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Amount represents less than one share.

(d)

Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $217,754, which represents approximately 0.02% of net assets of the Fund.

(e)	Represents less than 0.05% of net assets.

(f)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $102,635,685.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$413,038,962
Aggregate gross unrealized depreciation	(66,547,431)
Net unrealized appreciation	$346,491,531
Federal income tax cost	$920,104,509

Investment in a company which was affiliated for the period ended October 31, 2020, was as follows:

Security	Value October 31, 2019	Purchases at Cost	Sales Proceeds	Shares October 31, 2020	Value October 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
Northern Trust Corp.	$796,044	$173,813	$207,884	7,372	$577,006	$(215,176)	$20,862	$30,209

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
Russell 2000 E-Mini Index	26	12/18/2020	USD	$1,997,840	$6,567
S&P 500 E-Mini Index	38	12/18/2020	USD	6,202,930	(178,018)
S&P Midcap 400 E-Mini Index	9	12/18/2020	USD	1,706,040	(1,555)
					$(173,006)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.1%

Aerospace & Defense – 0.6%

Airbus SE*	16,790	$1,224,125

BAE Systems plc	45,908	235,655

Bombardier, Inc., Class B* (a)	949,946	199,486

CAE, Inc.	4,836	82,586

Dassault Aviation SA*	55	45,872

Elbit Systems Ltd.	412	46,696

Leonardo SpA	12,428	59,181

LISI*	9,016	145,772

Meggitt plc	22,412	79,199

MTU Aero Engines AG	828	141,347

QinetiQ Group plc	2,288	6,994

Rolls-Royce Holdings plc* (a)	30,836	28,436

Saab AB, Class B*	2,493	57,275

Safran SA*	5,336	562,640

Singapore Technologies Engineering Ltd.	17,900	45,749

Thales SA	2,116	137,734

Ultra Electronics Holdings plc	1,661	40,376
		3,139,123

Air Freight & Logistics – 0.8%

bpost SA	37,582	332,927

Cia de Distribucion Integral Logista Holdings SA	2,159	36,416

Deutsche Post AG (Registered)	27,094	1,200,559

DSV Panalpina A/S	3,349	542,321

Freightways Ltd.(a)	12,987	72,098

ID Logistics Group*	81	18,871

Kerry Logistics Network Ltd.	40,500	84,396

Kintetsu World Express, Inc.	15,700	332,052

Konoike Transport Co. Ltd.	10,800	112,608

Mainfreight Ltd.	3,192	113,812

PostNL NV*	217,683	721,908

Royal Mail plc	14,455	42,427

SG Holdings Co. Ltd.	4,800	115,477

Yamato Holdings Co. Ltd.	6,200	163,333
		3,889,205

Airlines – 0.4%

Air Canada* (a)	7,592	83,872

Air France-KLM* (a)	9,516	31,148

Investments	Shares	Value

Airlines – (continued)

Air New Zealand Ltd.(a)	228,988	$214,900

ANA Holdings, Inc.(a)	4,500	97,714

Deutsche Lufthansa AG (Registered)*	10,660	91,540

easyJet plc	10,440	68,278

Exchange Income Corp.(a)	15,829	375,736

Finnair OYJ* (a)	289,149	123,274

Japan Airlines Co. Ltd.	500	8,690

JET2 plc	57,730	634,855

Qantas Airways Ltd.	35,730	105,133

Singapore Airlines Ltd.	29,999	74,476

Wizz Air Holdings plc* (b)	728	30,065
		1,939,681

Auto Components – 1.8%

Aisin Seiki Co. Ltd.	5,900	177,497

ARB Corp. Ltd.	997	21,543

Bridgestone Corp.	16,300	528,573

CIE Automotive SA	3,217	62,955

Cie Generale des Etablissements Michelin SCA	4,784	516,250

Cie Plastic Omnium SA	720	16,396

Continental AG	2,852	303,246

Denso Corp.	12,900	596,998

Dometic Group AB* (c)	5,962	64,194

Exedy Corp.	13,800	172,929

Faurecia SE*	3,220	122,052

FCC Co. Ltd.	18,400	351,138

Freni Brembo SpA* (a)	3,647	37,894

Futaba Industrial Co. Ltd.	25,600	128,073

Gestamp Automocion SA(b)	68,494	209,356

G-Tekt Corp.	15,700	175,863

GUD Holdings Ltd.	4,852	43,034

Hella GmbH & Co. KGaA*	2,652	115,783

HI-LEX Corp.(a)	13,800	145,604

Ichikoh Industries Ltd.	17,400	75,399

Johnson Electric Holdings Ltd.(a)	138,000	285,081

JTEKT Corp.	2,300	18,129

Koito Manufacturing Co. Ltd.	3,200	153,664

KYB Corp.*	3,300	67,585

Linamar Corp.	22,078	721,114

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

Magna International, Inc.	7,912	$403,685

Musashi Seimitsu Industry Co. Ltd.	13,800	143,491

NGK Spark Plug Co. Ltd.	2,700	47,135

NHK Spring Co. Ltd.	2,900	17,393

Nifco, Inc.(a)	2,400	71,399

Nippon Seiki Co. Ltd.	18,500	207,758

NOK Corp.	200	2,265

Nokian Renkaat OYJ	4,930	151,550

Pacific Industrial Co. Ltd.	20,700	206,921

Piolax, Inc.	13,800	201,178

Pirelli & C SpA* (b)	2,876	11,993

Schaeffler AG (Preference)	72,818	443,195

Stanley Electric Co. Ltd.	3,800	107,595

Sumitomo Electric Industries Ltd.	18,400	201,619

Sumitomo Riko Co. Ltd.	8,000	40,559

Sumitomo Rubber Industries Ltd.	9,300	81,222

TI Fluid Systems plc(a) (b)	102,442	254,318

Tokai Rika Co. Ltd.	2,400	37,306

Topre Corp.(a)	18,400	183,930

Toyo Tire Corp.(a)	4,600	67,852

Toyoda Gosei Co. Ltd.	2,000	50,469

Toyota Boshoku Corp.	2,700	38,896

Toyota Industries Corp.(a)	6,000	385,690

TPR Co. Ltd.	10,300	122,370

TS Tech Co. Ltd.	2,400	66,003

Unipres Corp.	18,400	141,687

Valeo SA	5,842	176,727

Yokohama Rubber Co. Ltd. (The)	8,000	114,100
		9,088,656

Automobiles – 2.3%

Aston Martin Lagonda Global Holdings plc* (a) (b)	11,844	8,308

Bayerische Motoren Werke AG	8,627	589,685

Bayerische Motoren Werke AG (Preference)	2,092	108,197

Daimler AG (Registered)	22,632	1,170,512

Ferrari NV	1,932	344,663

Fiat Chrysler Automobiles NV*	29,440	361,519

Investments	Shares	Value

Automobiles – (continued)

Honda Motor Co. Ltd.	45,800	$1,066,797

Isuzu Motors Ltd.	8,000	64,511

Mazda Motor Corp.	17,900	93,490

Mitsubishi Motors Corp.(a)	9,700	17,630

Nissan Motor Co. Ltd.	60,200	210,763

Peugeot SA*	14,379	258,443

Porsche Automobil Holding SE (Preference)	2,714	145,424

Renault SA*	6,026	149,197

Subaru Corp.	14,200	258,830

Suzuki Motor Corp.	13,800	588,355

Toyota Motor Corp.	70,900	4,613,858

Trigano SA	3,542	470,765

Volkswagen AG	1,159	180,368

Volkswagen AG (Preference)	5,060	737,357

Yamaha Motor Co. Ltd.	6,900	97,883
		11,536,555

Banks – 10.2%

77 Bank Ltd. (The)	36,800	511,483

ABN AMRO Bank NV, CVA(b)	19,073	156,542

AIB Group plc*	45,372	50,975

Aktia Bank OYJ	20,838	215,303

Aozora Bank Ltd.	5,300	86,593

Australia & New Zealand Banking Group Ltd.	81,789	1,080,377

Awa Bank Ltd. (The)(a)	18,400	441,431

Banca Monte dei Paschi di Siena SpA* (a)	15,756	18,977

Banca Popolare di Sondrio SCPA* (a)	222,483	390,553

Banco Bilbao Vizcaya Argentaria SA	217,718	624,385

Banco BPM SpA(a)	677,534	1,224,089

Banco Comercial Portugues SA, Class R* (a)	3,493,332	306,818

Banco de Sabadell SA	116,077	35,426

Banco Espirito Santo SA (Registered)* ‡ (d)	48,647	–

Banco Santander SA	475,272	947,134

Bank Hapoalim BM*	40,342	236,728

Bank Leumi Le-Israel BM	34,822	165,084

Bank of East Asia Ltd. (The)	36,467	65,647

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Bank of Georgia Group plc*	18,332	$212,618

Bank of Ireland Group plc*	400,338	983,031

Bank of Kyoto Ltd. (The)	2,600	114,282

Bank of Montreal(a)	18,078	1,075,582

Bank of Nagoya Ltd. (The)(a)	9,200	227,844

Bank of Nova Scotia (The)	31,694	1,315,681

Bank of Okinawa Ltd. (The)(a)	2,340	65,428

Bank of Queensland Ltd.(a)	27,437	123,698

Bank of the Ryukyus Ltd.(a)	9,200	75,684

Bankia SA	53,716	65,825

Bankinter SA	21,280	79,743

Banque Cantonale de Geneve	480	85,625

Banque Cantonale Vaudoise (Registered)(a)	701	67,916

Barclays plc	490,637	676,010

BAWAG Group AG(b)	3,120	114,118

Bendigo & Adelaide Bank Ltd.(a)	9,158	43,025

BNP Paribas SA*	31,188	1,084,613

BPER Banca* (a)	442,980	524,777

Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	4,140	273,627

CaixaBank SA	121,624	221,294

Canadian Imperial Bank of Commerce	12,834	956,570

Canadian Western Bank(a)	40,112	737,049

Chiba Bank Ltd. (The)	17,400	89,380

Close Brothers Group plc	8,112	112,965

comdirect bank AG*	3,713	59,946

Commerzbank AG*	29,112	137,170

Commonwealth Bank of Australia	28,980	1,404,640

Concordia Financial Group Ltd.	38,321	125,733

Credit Agricole SA*	41,124	324,880

Credito Emiliano SpA*	24,288	95,485

Dah Sing Banking Group Ltd.(a)	130,640	112,196

Dah Sing Financial Holdings Ltd.	92,000	228,729

Daishi Hokuetsu Financial Group, Inc.(a)	23,000	439,143

Investments	Shares	Value

Banks – (continued)

Danske Bank A/S*	16,284	$216,459

DBS Group Holdings Ltd.	50,629	754,522

DNB ASA	24,702	332,587

Ehime Bank Ltd. (The)(a)	13,800	147,584

Erste Group Bank AG	7,222	147,893

FIBI Holdings Ltd.	3,458	87,298

FinecoBank Banca Fineco SpA*	6,110	83,628

Fukuoka Financial Group, Inc.	7,400	123,027

Graubuendner Kantonalbank	7	11,647

Gunma Bank Ltd. (The)(a)	21,800	68,816

Hachijuni Bank Ltd. (The)	20,800	76,403

Hang Seng Bank Ltd.	13,800	212,120

Hirogin Holdings, Inc.(a)	14,600	79,047

Hokkoku Bank Ltd. (The)	8,100	229,348

Hokuhoku Financial Group, Inc.	54,600	514,976

HSBC Holdings plc	562,580	2,360,828

Hyakugo Bank Ltd. (The)	82,800	252,661

Hyakujushi Bank Ltd. (The)(a)	13,800	218,867

ING Groep NV	114,034	778,266

Intesa Sanpaolo SpA*	505,380	835,707

Israel Discount Bank Ltd., Class A	41,464	116,872

Juroku Bank Ltd. (The)(a)	15,600	284,871

Jyske Bank A/S (Registered)*	26,312	783,212

KBC Group NV	9,292	458,171

Keiyo Bank Ltd. (The)	43,700	196,052

Kiyo Bank Ltd. (The)	29,800	444,406

Kyushu Financial Group, Inc.	7,600	35,405

Laurentian Bank of Canada	17,434	342,705

Liberbank SA*	954,638	254,650

Lloyds Banking Group plc	1,877,260	680,250

Luzerner Kantonalbank AG (Registered)*	204	86,804

Mebuki Financial Group, Inc.	4,610	9,216

Mediobanca Banca di Credito Finanziario SpA(a)	15,456	109,608

Mitsubishi UFJ Financial Group, Inc.	338,700	1,329,010

Mizrahi Tefahot Bank Ltd.	1,889	36,942

Mizuho Financial Group, Inc.	71,829	880,513

Musashino Bank Ltd. (The)(a)	16,900	249,604

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Nanto Bank Ltd. (The)(a)	13,846	$244,762

National Australia Bank Ltd.(a)	84,594	1,104,954

National Bank of Canada(a)	8,648	414,710

Natwest Group plc	123,372	198,124

NIBC Holding NV(b)	13,604	117,107

Nishi-Nippon Financial Holdings, Inc.	55,200	371,731

Nordea Bank Abp	86,756	649,904

North Pacific Bank Ltd.(a)	92,000	193,610

Ogaki Kyoritsu Bank Ltd. (The)(a)	1,200	26,654

Oversea-Chinese Banking Corp. Ltd.	56,470	348,208

Raiffeisen Bank International AG*	6,302	90,587

Resona Holdings, Inc.	64,400	210,991

Ringkjoebing Landbobank A/S	1,100	83,729

Royal Bank of Canada	21,482	1,500,929

San-In Godo Bank Ltd. (The)	55,200	276,686

Sbanken ASA* (b)	33,028	209,041

Senshu Ikeda Holdings, Inc.(a)	82,800	125,935

Seven Bank Ltd.	3,800	8,688

Shiga Bank Ltd. (The)(a)	1,000	21,513

Shinsei Bank Ltd.	5,200	62,277

Shizuoka Bank Ltd. (The)(a)	8,400	56,246

Skandinaviska Enskilda Banken AB, Class A*	35,972	308,349

Skandinaviska Enskilda Banken AB, Class C*	684	6,286

Societe Generale SA*	24,288	329,317

Spar Nord Bank A/S*	35,926	309,152

SpareBank 1 Nord Norge	51,704	345,095

Sparebank 1 Oestlandet	15,456	137,601

SpareBank 1 SMN	48,668	416,986

SpareBank 1 SR-Bank ASA	8,041	63,764

Sparebanken Vest	39,284	250,281

St Galler Kantonalbank AG (Registered)	110	46,326

Standard Chartered plc	82,340	374,546

Sumitomo Mitsui Financial Group, Inc.	36,800	1,014,165

Sumitomo Mitsui Trust Holdings, Inc.	9,200	244,961

Investments	Shares	Value

Banks – (continued)

Suruga Bank Ltd.(a)	85,400	$276,933

Svenska Handelsbanken AB, Class A*	38,272	310,092

Svenska Handelsbanken AB, Class B* (a)	908	8,763

Swedbank AB, Class A*	23,046	361,180

Sydbank A/S*	26,588	453,433

TBC Bank Group plc*	19,320	229,573

Toho Bank Ltd. (The)	13,600	29,531

TOMONY Holdings, Inc.(a)	82,800	248,701

Toronto-Dominion Bank (The)	48,668	2,145,502

Unicaja Banco SA* (b)	408,388	259,976

UniCredit SpA*	55,706	415,355

United Overseas Bank Ltd.	39,026	542,734

Valiant Holding AG (Registered)	1,000	80,192

Van Lanschot Kempen NV, CVA	18,952	379,711

Virgin Money UK plc* (a)	563,546	678,824

Walliser Kantonalbank (Registered)	485	56,885

Westpac Banking Corp.	104,834	1,318,528

Yamagata Bank Ltd. (The)	2,200	27,021

Yamaguchi Financial Group, Inc.(a)	13,300	86,003
		50,713,979

Beverages – 1.0%

AG Barr plc*	4,785	29,172

Anheuser-Busch InBev SA/NV	14,490	752,114

Asahi Group Holdings Ltd.	8,500	262,058

Britvic plc	7,320	69,850

C&C Group plc*	136,344	285,242

Carlsberg A/S, Class B	1,794	227,076

Coca-Cola Amatil Ltd.	11,076	96,682

Coca-Cola Bottlers Japan Holdings, Inc.	3,354	47,259

Coca-Cola European Partners plc	3,645	130,163

Coca-Cola HBC AG, DI	4,000	90,769

Diageo plc	34,960	1,129,630

Fevertree Drinks plc	2,199	57,293

Goldin Financial Holdings Ltd.* (d)	980,000	72,032

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Heineken Holding NV	1,564	$120,878

Heineken NV	3,358	298,061

Ito En Ltd.(a)	800	50,583

Kirin Holdings Co. Ltd.	13,838	248,724

Molson Coors Canada, Inc., Class B	156	5,484

Pernod Ricard SA	2,990	482,033

Primo Water Corp.	5,512	69,037

Remy Cointreau SA(a)	584	98,639

Royal Unibrew A/S	1,210	118,171

Sapporo Holdings Ltd.(a)	1,800	29,271

Suntory Beverage & Food Ltd.	3,000	103,310

Takara Holdings, Inc.	8,600	86,378

Treasury Wine Estates Ltd.	14,352	92,422
		5,052,331

Biotechnology – 0.6%

Abcam plc	4,545	86,564

Argenx SE*	736	183,811

Aurinia Pharmaceuticals, Inc.*	4,368	68,304

Avita Therapeutics, Inc., CHDI* (a)	2,922	12,168

Bavarian Nordic A/S* (a)	2,132	56,473

BioGaia AB, Class B	1,134	53,954

Clinuvel Pharmaceuticals Ltd.	1,368	19,848

CSL Ltd.	7,084	1,430,536

Galapagos NV*	966	114,100

Genmab A/S*	874	291,130

Genus plc	520	27,580

Grifols SA(a)	3,726	100,650

Grifols SA (Preference), Class B	5,680	95,937

Hansa Biopharma AB*	2,660	71,004

HEALIOS KK*	1,100	19,835

Mesoblast Ltd.* (a)	16,640	35,757

MorphoSys AG*	920	93,835

PeptiDream, Inc.*	2,500	115,386

Pharma Mar SA	432	57,920

SanBio Co. Ltd.* (a)	2,200	34,955

Swedish Orphan Biovitrum AB*	5,613	96,922

Vitrolife AB*	1,652	40,237
		3,106,906

Investments	Shares	Value

Building Products – 1.0%

AGC, Inc.	4,600	$142,787

Aica Kogyo Co. Ltd.	1,500	50,363

Assa Abloy AB, Class B	16,652	357,317

Bunka Shutter Co. Ltd.	29,300	229,826

Central Glass Co. Ltd.(a)	14,000	299,177

Cie de Saint-Gobain*	14,628	570,821

Daikin Industries Ltd.	4,700	875,799

dormakaba Holding AG	20	9,191

Geberit AG (Registered)	506	288,181

GWA Group Ltd.(a)	17,760	32,926

James Halstead plc	4,686	28,296

Kingspan Group plc	2,761	240,729

Lindab International AB	3,680	56,888

LIXIL Group Corp.	4,400	94,953

Munters Group AB* (b)	48	358

Nibe Industrier AB, Class B*	8,842	213,174

Nichias Corp.	800	17,264

Nichiha Corp.	13,800	401,301

Reliance Worldwide Corp. Ltd.	23,739	68,517

ROCKWOOL International A/S, Class A	220	76,931

ROCKWOOL International A/S, Class B	174	68,005

Sanwa Holdings Corp.	9,800	111,368

Schweiter Technologies AG	56	76,373

Sekisui Jushi Corp.	3,600	72,282

Takara Standard Co. Ltd.	2,176	28,412

Takasago Thermal Engineering Co. Ltd.	3,400	44,947

Tarkett SA*	14,344	173,770

TOTO Ltd.	3,900	177,018

Uponor OYJ	7,733	144,305
		4,951,279

Capital Markets – 3.0%

3i Group plc	32,706	406,396

Amundi SA* (b)	1,440	94,437

Anima Holding SpA(b)	122,314	457,353

Ashmore Group plc	9,588	44,159

ASX Ltd.	2,198	122,912

Avanza Bank Holding AB	2,704	51,339

Azimut Holding SpA	5,680	95,904

Banca Generali SpA	1,397	39,706

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

Brederode SA*	80	$6,570

Brewin Dolphin Holdings plc	17,746	55,758

Brookfield Asset Management, Inc., Class A	22,172	658,319

Bure Equity AB(a)	20,333	590,723

CI Financial Corp.	5,304	61,778

Credit Suisse Group AG (Registered)	63,848	600,758

Daiwa Securities Group, Inc.	23,000	92,625

Deutsche Bank AG (Registered)*	32,936	303,126

Deutsche Boerse AG	2,806	412,984

EFG International AG*	6,000	32,470

EQT AB	6,188	117,870

Euronext NV(b)	1,464	152,713

Fairfax India Holdings Corp.* (b)	44,666	341,695

Flow Traders(b)	2,452	80,317

GAM Holding AG* (a)	11,400	18,346

GMO Financial Holdings, Inc.	15,200	87,094

Haitong International Securities Group Ltd.(a)	828,000	187,919

Hargreaves Lansdown plc	5,061	88,506

Hong Kong Exchanges & Clearing Ltd.	18,458	881,146

IG Group Holdings plc	673	6,622

IGM Financial, Inc.(a)	4,992	109,511

Intermediate Capital Group plc	6,864	103,928

Investec plc(a)	306,084	567,331

IOOF Holdings Ltd.(a)	269,882	553,412

IP Group plc*	447,258	459,752

JAFCO Group Co. Ltd.	14,100	633,920

Japan Exchange Group, Inc.	7,600	184,838

Julius Baer Group Ltd.	5,980	267,112

Jupiter Fund Management plc	12,849	38,577

Leonteq AG	208	7,364

London Stock Exchange Group plc	5,290	566,213

Macquarie Group Ltd.	4,646	413,541

Magellan Financial Group Ltd.	2,640	102,152

Man Group plc	61,623	85,694

Monex Group, Inc.	36,800	88,005

Investments	Shares	Value

Capital Markets – (continued)

Natixis SA* (a)	27,241	$63,336

Ninety One plc*	151,708	404,086

Nomura Holdings, Inc.	86,600	384,788

Okasan Securities Group, Inc.(a)	12,500	40,654

Partners Group Holding AG	322	290,399

Pendal Group Ltd.(a)	6,964	31,641

Perpetual Ltd.	3,971	75,851

Platinum Asset Management Ltd.	16	34

Quilter plc(b)	83,720	132,281

Rathbone Brothers plc	2,584	48,446

Ratos AB, Class B	84,548	308,513

Rothschild & Co.* (a)	16,422	422,755

Sanne Group plc	9,329	73,098

SBI Holdings, Inc.	9,600	219,751

Schroders plc	960	32,447

Schroders plc (Non-Voting)	96	2,279

Singapore Exchange Ltd.	7,600	48,199

St James’s Place plc	8,712	101,291

Standard Life Aberdeen plc	36,296	105,359

TMX Group Ltd.	1,371	133,116

Tokai Tokyo Financial Holdings, Inc.	73,600	187,978

TP ICAP plc	18,772	46,311

UBS Group AG (Registered)	101,430	1,178,029

Value Partners Group Ltd.(a)	8,000	3,487

VNV Global AB* (a)	25,576	221,822

Vontobel Holding AG (Registered)(a)	339	20,749

VZ Holding AG	285	23,912
		14,871,507

Chemicals – 3.3%

ADEKA Corp.	4,200	54,157

Air Liquide SA	7,636	1,116,297

Air Water, Inc.	6,000	85,517

Akzo Nobel NV	3,495	336,684

Arkema SA	1,794	175,705

Asahi Kasei Corp.	36,800	316,957

BASF SE	24,012	1,316,566

Borregaard ASA	6,375	85,233

C Uyemura & Co. Ltd.	2,200	143,314

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Chr Hansen Holding A/S	1,656	$166,806

Chugoku Marine Paints Ltd.	9,500	90,420

CI Takiron Corp.	27,600	175,569

Clariant AG (Registered)	2,836	48,641

Corbion NV	1,352	61,578

Covestro AG(b)	832	39,706

Croda International plc	2,668	208,156

Daicel Corp.	100	712

DIC Corp.	2,899	70,326

Elkem ASA(b)	7	15

EMS-Chemie Holding AG (Registered)(a)	156	137,184

Evonik Industries AG	4,348	104,689

FUCHS PETROLUB SE	55	2,108

FUCHS PETROLUB SE (Preference)	1,182	60,829

Fuso Chemical Co. Ltd.	1,100	37,512

Givaudan SA (Registered)	138	562,509

Hexpol AB	5,784	50,945

ICL Group Ltd.	5,140	18,740

Incitec Pivot Ltd.(a)	54,091	72,932

Israel Corp. Ltd. (The)*	243	27,249

JCU Corp.	500	15,640

Johnson Matthey plc	3,360	93,363

JSP Corp.	2,300	32,650

JSR Corp.	3,100	69,568

K+S AG (Registered)	9,758	65,381

Kaneka Corp.	4,400	122,395

Kansai Paint Co. Ltd.	5,500	141,472

Kanto Denka Kogyo Co. Ltd.(a)	20,800	139,476

Koninklijke DSM NV	3,040	486,730

Konishi Co. Ltd.	8,300	120,522

Kumiai Chemical Industry Co. Ltd.(a)	8,000	76,449

Kuraray Co. Ltd.	6,700	61,655

Kureha Corp.	9,200	388,540

LANXESS AG	2,254	114,265

Lenzing AG* (a)	485	33,897

Lintec Corp.	1,800	39,774

Methanex Corp.(a)	29,210	865,335

Mitsubishi Chemical Holdings Corp.	28,300	158,690

Investments	Shares	Value

Chemicals – (continued)

Mitsubishi Gas Chemical Co., Inc.	6,200	$112,269

Mitsui Chemicals, Inc.	5,600	142,812

Nihon Parkerizing Co. Ltd.	1,900	18,666

Nippon Kayaku Co. Ltd.	8,100	69,424

Nippon Paint Holdings Co. Ltd.	3,200	287,431

Nippon Sanso Holdings Corp.	7,200	105,169

Nippon Shokubai Co. Ltd.	400	19,514

Nippon Soda Co. Ltd.	12,439	325,432

Nissan Chemical Corp.	3,800	200,650

Nitto Denko Corp.	3,300	230,754

NOF Corp.	2,000	74,900

Novozymes A/S, Class B	4,002	240,504

Nufarm Ltd.*	23,520	56,818

Nutrien Ltd.	7,268	295,222

OCI NV*	1,318	15,798

Okamoto Industries, Inc.	600	24,593

Orica Ltd.	4,722	50,603

Osaka Soda Co. Ltd.(a)	10,000	237,421

Sakata INX Corp.	18,800	195,121

Sanyo Chemical Industries Ltd.	8,000	337,478

Shikoku Chemicals Corp.	7,600	83,314

Shin-Etsu Chemical Co. Ltd.	5,600	744,060

Shin-Etsu Polymer Co. Ltd.	14,200	125,646

Showa Denko KK(a)	1,700	28,734

Sika AG (Registered)	1,932	475,754

SOL SpA	3,009	39,607

Solvay SA	1,656	134,451

Sumitomo Bakelite Co. Ltd.	3,000	84,370

Sumitomo Chemical Co. Ltd.	39,800	129,443

Symrise AG	2,070	255,230

Synthomer plc	153,459	748,450

T Hasegawa Co. Ltd.	900	17,511

Taiyo Holdings Co. Ltd.	900	46,920

Teijin Ltd.	3,000	45,801

Tenma Corp.	1,100	19,224

Tessenderlo Group SA*	779	26,497

Toagosei Co. Ltd.	5,300	55,920

Tokai Carbon Co. Ltd.	11,000	124,268

Tokuyama Corp.	3,200	70,832

Tokyo Ohka Kogyo Co. Ltd.	700	41,314

Toray Industries, Inc.	41,400	186,288

Tosoh Corp.	12,600	203,692

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Toyo Ink SC Holdings Co. Ltd.	1,600	$29,631

Toyobo Co. Ltd.(a)	41,400	548,489

Ube Industries Ltd.	3,900	66,666

Umicore SA	3,404	131,009

Victrex plc	2,830	67,512

Wacker Chemie AG	786	75,828

Yara International ASA	3,588	124,807

Zeon Corp.(a)	8,000	96,805
		16,461,510

Commercial Services & Supplies – 1.1%

Aggreko plc	114,494	653,452

Babcock International Group plc	14,064	39,497

Bell System24 Holdings, Inc.	5,600	84,102

Biffa plc(b)	5,928	16,633

Bilfinger SE	12,650	231,050

Boyd Group Services, Inc.	208	29,813

Brambles Ltd.	26,818	180,608

Bravida Holding AB(b)	988	11,399

Cleanaway Waste Management Ltd.	56,747	81,694

Coor Service Management Holding AB* (b)	6,692	43,079

Dai Nippon Printing Co. Ltd.	3,900	72,337

Daiseki Co. Ltd.	2,500	63,373

Downer EDI Ltd.	34,707	107,241

Duskin Co. Ltd.(a)	3,700	94,217

Elis SA*	2,812	30,807

Elis SA – XLON*	4,520	49,453

G4S plc*	74,776	197,335

HomeServe plc	8,123	116,059

Intrum AB	4,732	115,892

ISS A/S*	3,956	51,336

Kokuyo Co. Ltd.	5,600	75,745

Lassila & Tikanoja OYJ	960	14,537

Loomis AB*	2,271	50,695

Mitsubishi Pencil Co. Ltd.	1,800	23,124

Nippon Kanzai Co. Ltd.	1,300	25,318

Okamura Corp.	43,200	328,938

Park24 Co. Ltd.* (a)	2,200	29,631

PayPoint plc	3,648	23,773

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Pilot Corp.	500	$13,904

Prestige International, Inc.	4,000	33,901

Prosegur Cash SA(b)	163,760	126,853

Prosegur Cia de Seguridad SA	105,938	242,361

Relia, Inc.	2,100	23,804

Rentokil Initial plc	33,672	229,009

Ritchie Bros Auctioneers, Inc.	2,886	174,803

Sato Holdings Corp.	1,100	20,803

Secom Co. Ltd.	4,400	370,174

Securitas AB, Class B*	7,047	99,714

Serco Group plc	57,046	95,446

Smart Metering Systems plc	5,165	38,801

Societe BIC SA	770	36,864

Sohgo Security Services Co. Ltd.	2,900	134,680

SPIE SA	1,216	19,179

TOMRA Systems ASA	2,590	104,236

Toppan Printing Co. Ltd.	4,600	58,215

Transcontinental, Inc., Class A(a)	35,466	419,735

Waste Connections, Inc.	3,634	359,925
		5,443,545

Communications Equipment – 0.3%

Evertz Technologies Ltd.	1,712	15,113

Gilat Satellite Networks Ltd.*	22,770	134,350

Nokia OYJ*	70,518	238,214

Spirent Communications plc	5,928	22,190

Telefonaktiebolaget LM Ericsson, Class A	3,789	45,292

Telefonaktiebolaget LM Ericsson, Class B	41,963	468,039

VTech Holdings Ltd.(a)	69,000	457,784
		1,380,982

Construction & Engineering – 2.2%

ACS Actividades de Construccion y Servicios SA	8,077	191,933

Aecon Group, Inc.	294	3,135

AF Gruppen ASA	2,860	46,376

Arcadis NV* (a)	34,351	800,275

Ashtrom Group Ltd.	832	10,605

Badger Daylighting Ltd.(a)	2,812	81,533

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

Balfour Beatty plc	6,760	$18,670

Boskalis Westminster*	218	4,398

Bouygues SA	5,934	194,579

Chiyoda Corp.* (a)	45,400	97,714

Cie d’Entreprises CFE*	282	17,443

CIMIC Group Ltd.*	5,661	85,472

COMSYS Holdings Corp.	4,300	108,837

Dai-Dan Co. Ltd.(a)	9,300	227,474

Eiffage SA*	1,840	133,572

Elco Ltd.	2,668	101,031

Elecnor SA	21,850	222,450

Electra Ltd.	103	45,081

Ferrovial SA	5,060	109,484

Fomento de Construcciones y Contratas SA	3,696	31,256

Gold-Finance Holdings Ltd.* ‡ (b) (d)	89,827	417

Hazama Ando Corp.	15,600	96,698

Hibiya Engineering Ltd.(a)	4,600	74,144

HOCHTIEF AG	442	32,539

JDC Corp.	23,000	118,806

JGC Holdings Corp.	5,400	44,165

John Laing Group plc(b)	312	1,135

Kajima Corp.	12,700	135,091

Kandenko Co. Ltd.	3,000	22,470

Kinden Corp.	2,300	35,994

Kumagai Gumi Co. Ltd.	14,600	336,160

Kyowa Exeo Corp.(a)	3,900	89,759

Kyudenko Corp.	2,100	57,150

Maeda Corp.	8,100	58,112

Maeda Road Construction Co. Ltd.	1,200	19,962

Meisei Industrial Co. Ltd.(a)	15,600	119,828

Mirait Holdings Corp.(a)	6,700	95,046

Monadelphous Group Ltd.	9,080	58,281

Morgan Sindall Group plc	18,354	261,998

NCC AB, Class B	246	3,924

Nichireki Co. Ltd.	9,200	148,200

Nippo Corp.(a)	2,000	51,272

Nippon Densetsu Kogyo Co. Ltd.	1,700	32,930

Nippon Koei Co. Ltd.	4,600	121,050

Investments	Shares	Value

Construction & Engineering – (continued)

Nippon Road Co. Ltd. (The)	4,200	$304,534

Nishimatsu Construction Co. Ltd.	25,600	495,642

NRW Holdings Ltd.(a)	190,716	291,968

Obayashi Corp.	9,300	77,396

Okumura Corp.	16,800	388,261

Peab AB, Class B*	3,999	37,065

Penta-Ocean Construction Co. Ltd.(a)	1,500	9,484

Raito Kogyo Co. Ltd.(a)	7,600	107,232

Raiznext Corp.	13,800	159,200

Sacyr SA(a)	157,404	267,511

Sanki Engineering Co. Ltd.	20,000	216,185

Shapir Engineering and Industry Ltd.*	7,497	50,617

Shikun & Binui Ltd.*	10,078	47,245

Shimizu Corp.	9,400	65,100

Shinnihon Corp.	5,600	46,551

SHO-BOND Holdings Co. Ltd.	1,200	57,624

Skanska AB, Class B	5,096	95,781

SNC-Lavalin Group, Inc.(a)	6,208	86,787

Sumitomo Densetsu Co. Ltd.	9,200	218,075

Sumitomo Mitsui Construction Co. Ltd.	79,840	307,018

Sweco AB, Class B	2,583	130,120

Taihei Dengyo Kaisha Ltd.	4,800	103,493

Taikisha Ltd.	15,800	409,585

Taisei Corp.	3,500	108,643

Takamatsu Construction Group Co. Ltd.	9,300	190,288

Toda Corp.	14,000	79,548

Toenec Corp.	4,600	149,168

Tokyu Construction Co. Ltd.(a)	37,600	165,089

Totetsu Kogyo Co. Ltd.	1,800	46,696

Veidekke ASA*	3,088	35,406

Vinci SA	8,279	654,042

Webuild SpA(a)	119,186	127,658

WSP Global, Inc.	1,210	76,474

YIT OYJ(a)	85,560	451,680

Yokogawa Bridge Holdings Corp.	18,800	331,437

Yurtec Corp.	18,600	112,091
		11,047,143

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – 0.6%

Adbri Ltd.	8,796	$17,481

Boral Ltd.(a)	35,620	114,064

Breedon Group plc*	45,296	41,349

Brickworks Ltd.	3,147	38,255

Buzzi Unicem SpA	3,145	68,049

Buzzi Unicem SpA (Retirement Savings Plan)	5	71

Cementir Holding NV	30,130	191,980

CRH plc	13,571	477,287

CSR Ltd.	42,536	131,731

Fletcher Building Ltd.(a)	17,649	47,823

HeidelbergCement AG	3,450	197,400

Ibstock plc* (b)	9,600	19,935

Imerys SA	1,103	32,943

James Hardie Industries plc, CHDI	6,940	168,530

LafargeHolcim Ltd. (Registered)*	8,456	363,039

Marshalls plc*	3,724	32,237

Mitani Sekisan Co. Ltd.(a)	100	4,510

RHI Magnesita NV	13,432	444,610

Sumitomo Osaka Cement Co. Ltd.	1,700	51,550

Taiheiyo Cement Corp.	100	2,338

Vicat SA	13,340	410,232

Wienerberger AG	3,846	97,037
		2,952,451

Consumer Finance – 0.5%

Acom Co. Ltd.(a)	24,400	108,999

AEON Financial Service Co. Ltd.	4,800	48,808

Aiful Corp.*	151,800	447,239

Allied Properties HK Ltd.(d)	764,000	188,171

Cembra Money Bank AG	726	80,557

Credit Corp. Group Ltd.(a)	3,350	43,098

Credit Saison Co. Ltd.	6,200	66,543

Hitachi Capital Corp.	2,300	48,403

Hong Leong Finance Ltd.	115,000	189,491

Isracard Ltd.	80,961	228,865

Jaccs Co. Ltd.	13,800	239,592

Provident Financial plc	112,884	340,085

Investments	Shares	Value

Consumer Finance – (continued)

Resurs Holding AB(b)	65,438	$299,653

Sun Hung Kai & Co. Ltd.	105,996	41,142

Zip Co. Ltd.* (a)	14,040	56,397
		2,427,043

Containers & Packaging – 0.3%

BillerudKorsnas AB*	2,965	46,468

Cascades, Inc.	29,026	308,688

CCL Industries, Inc., Class B	2,960	112,775

DS Smith plc	28,888	105,744

FP Corp.(a)	1,200	47,810

Fuji Seal International, Inc.(a)	2,000	37,306

Huhtamaki OYJ	2,051	100,151

Mayr Melnhof Karton AG	275	44,911

Orora Ltd.(a)	35,495	64,310

Pack Corp. (The)	1,200	33,610

Pact Group Holdings Ltd.(a)	81,236	134,063

Rengo Co. Ltd.	700	5,377

Smurfit Kappa Group plc	5,382	202,621

Toyo Seikan Group Holdings Ltd.	5,600	52,122

Vidrala SA(a)	1,239	118,346

Winpak Ltd.	74	2,284
		1,416,586

Distributors – 0.2%

Arata Corp.(a)	8,100	394,385

Bapcor Ltd.	25,156	135,320

Doshisha Co. Ltd.	7,000	128,429

Inchcape plc	8,938	57,299

Jardine Cycle & Carriage Ltd.	4,422	57,513

PALTAC Corp.	800	44,768
		817,714

Diversified Consumer Services – 0.1%

AcadeMedia AB(b)	29,946	240,883

Benesse Holdings, Inc.	2,000	47,044

IDP Education Ltd.(a)	2,501	33,862

InvoCare Ltd.(a)	4,432	31,404
		353,193

Diversified Financial Services – 1.2%

Ackermans & van Haaren NV	454	55,846

Aker ASA, Class A	760	30,260

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – (continued)

AMP Ltd.	89,503	$96,166

Banca Farmafactoring SpA(b)	57,822	266,385

Banca Mediolanum SpA	9,158	62,513

Banque Nationale de Belgique(a)	86	162,788

Burford Capital Ltd.(a)	85,836	729,733

Cerved Group SpA*	10,505	74,155

Challenger Ltd.(a)	11,680	39,453

ECN Capital Corp.	116,505	461,354

Element Fleet Management Corp.	13,936	131,171

Eurazeo SE*	1,664	75,672

EXOR NV	2,944	152,948

FFP	2,070	164,688

Financial Products Group Co. Ltd.	23,000	99,445

First Pacific Co. Ltd.	1,012,000	313,197

Fuyo General Lease Co. Ltd.	700	39,975

GRENKE AG	495	19,328

Groupe Bruxelles Lambert SA	1,466	120,015

Groupe Bruxelles Lambert SA – SW(d)	1,176	96,504

HAL Trust	1,054	133,825

Industrivarden AB, Class A*	5,078	136,575

Industrivarden AB, Class C*	250	6,392

Investor AB, Class A	2,092	125,269

Investor AB, Class B	7,713	463,067

Israel Land Development – Urban Renewal Ltd.	6,207	43,000

Japan Securities Finance Co. Ltd.	23,000	108,246

KBC Ancora*	1,377	38,977

Kinnevik AB, Class B	5,014	205,688

L E Lundbergforetagen AB, Class B*	1,348	60,667

M&G plc	75,992	144,095

Mitsubishi UFJ Lease & Finance Co. Ltd.	21,500	90,492

Mizuho Leasing Co. Ltd.	13,938	353,850

Onex Corp.	157	6,782

ORIX Corp.	38,300	445,319

Plus500 Ltd.	4,264	81,349

Investments	Shares	Value

Diversified Financial Services – (continued)

Ricoh Leasing Co. Ltd.	4,600	$122,942

Sofina SA	330	85,721

SRH NV* ‡ (d)	2,857	–

Tokyo Century Corp.	600	29,214

Wendel SE	497	43,072

Zenkoku Hosho Co. Ltd.	1,600	62,751
		5,978,889

Diversified Telecommunication Services – 1.2%

Altice Europe NV*	4,851	23,897

ARTERIA Networks Corp.	1,900	29,807

BCE, Inc.	3,818	153,310

Bezeq The Israeli Telecommunication Corp. Ltd.*	52,780	60,269

BT Group plc	236,532	310,117

Cellnex Telecom SA(b)	5,426	348,385

Chorus Ltd.	13,242	73,689

Deutsche Telekom AG (Registered)	84,686	1,289,309

Elisa OYJ	1,820	89,550

Euskaltel SA(b)	8,683	82,634

Gamma Communications plc	1,701	36,730

HKBN Ltd.	51,500	88,724

HKT Trust & HKT Ltd.	53,400	68,998

Iliad SA	646	124,914

Infrastrutture Wireless Italiane SpA(b)	5,179	55,984

Internet Initiative Japan, Inc.	2,300	103,075

Koninklijke KPN NV	30,314	81,922

Masmovil Ibercom SA* (a)	1,672	43,822

Nippon Telegraph & Telephone Corp.	33,200	697,410

NOS SGPS SA	1,360	4,670

Orange SA	51,520	577,926

PCCW Ltd.	127,035	76,337

Proximus SADP	4,056	78,878

Singapore Telecommunications Ltd.	46,000	68,385

Spark New Zealand Ltd.	3,166	9,395

Swisscom AG (Registered)	368	187,222

TalkTalk Telecom Group plc	45,639	56,769

Telecom Italia SpA	267,444	90,780

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Telecom Italia SpA (Retirement Savings Plan)	178,600	$64,971

Telefonica Deutschland Holding AG	14,053	35,473

Telefonica SA(a)	132,465	432,971

Telekom Austria AG	1,426	9,601

Telenor ASA	5,842	89,963

Telia Co. AB(a)	52,026	199,427

Telstra Corp. Ltd.	52,988	99,725

TELUS Corp.	10,528	179,869

United Internet AG (Registered)	1,560	54,697

Vocus Group Ltd.* (a)	38,775	93,943
		6,173,548

Electric Utilities – 1.4%

Acciona SA	857	86,550

AusNet Services	46,020	64,635

BKW AG	773	76,916

Chubu Electric Power Co., Inc.	18,400	206,195

Chugoku Electric Power Co., Inc. (The)(a)	4,206	52,907

CK Infrastructure Holdings Ltd.	500	2,353

CLP Holdings Ltd.	23,500	216,065

Contact Energy Ltd.	20,140	98,232

EDP – Energias de Portugal SA	34,044	167,825

Electricite de France SA	12,455	144,618

Elia Group SA/NV	794	76,858

Emera, Inc.	3,084	122,934

Endesa SA	4,678	125,385

Enel SpA	219,774	1,749,530

EVN AG	2,240	35,747

Fortis, Inc.(a)	6,348	250,568

Fortum OYJ	10,350	194,708

Genesis Energy Ltd.	14,326	29,351

HK Electric Investments & HK Electric Investments Ltd.(b)	500	509

Hokkaido Electric Power Co., Inc.(a)	89,900	348,283

Hokuriku Electric Power Co.(a)	9,300	66,276

Hydro One Ltd.(b)	1,092	23,841

Iberdrola SA	99,844	1,177,571

Kansai Electric Power Co., Inc. (The)	22,500	204,661

Investments	Shares	Value

Electric Utilities – (continued)

Mercury NZ Ltd.	17,270	$61,063

Okinawa Electric Power Co., Inc. (The)(a)	5,170	75,418

Orsted A/S(b)	3,220	511,103

Power Assets Holdings Ltd.	17,000	87,358

Red Electrica Corp. SA	3,432	60,466

Romande Energie Holding SA (Registered)	21	25,891

Shikoku Electric Power Co., Inc.(a)	8,600	61,863

Spark Infrastructure Group	1,271	1,772

SSE plc	10,305	167,221

Terna Rete Elettrica Nazionale SpA	24,026	162,435

Tohoku Electric Power Co., Inc.	5,800	51,154

Tokyo Electric Power Co. Holdings, Inc.*	31,200	80,283

Trustpower Ltd.	5,123	23,971

Verbund AG	1,385	79,666
		6,972,182

Electrical Equipment – 1.3%

ABB Ltd. (Registered)	30,079	730,192

Ballard Power Systems, Inc.*	1,824	26,881

Fagerhult AB*	31,408	142,023

Fuji Electric Co. Ltd.	4,700	141,620

Fujikura Ltd.	115,000	302,516

Futaba Corp.	3,400	28,816

Huber + Suhner AG (Registered)	867	62,527

ITM Power plc* (a)	10,192	30,442

Legrand SA	5,198	384,364

Mabuchi Motor Co. Ltd.	2,000	82,074

Melrose Industries plc*	134,918	208,728

Mitsubishi Electric Corp.	29,500	378,133

NEL ASA* (a)	12,688	23,999

Nexans SA*	12,604	611,349

Nidec Corp.	9,310	935,097

Nissin Electric Co. Ltd.	1,200	11,938

Nitto Kogyo Corp.	1,800	33,162

Nordex SE*	3,040	43,556

OSRAM Licht AG*	2,342	137,495

Prysmian SpA	5,708	155,187

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Schneider Electric SE	8,050	$977,088

Siemens Gamesa Renewable Energy SA	6,044	171,292

Signify NV* (b)	3,848	137,115

Somfy SA	275	38,312

TKH Group NV, CVA	2,194	70,639

Ushio, Inc.	5,900	65,750

Vestas Wind Systems A/S	3,082	526,087
		6,456,382

Electronic Equipment, Instruments & Components – 2.0%

Alps Alpine Co. Ltd.	5,348	76,378

ALSO Holding AG (Registered)*	52	12,170

Amano Corp.	2,600	60,909

Anritsu Corp.(a)	500	10,910

Azbil Corp.	3,000	121,246

Barco NV(a)	2,726	42,725

Canon Electronics, Inc.	2,800	38,462

Canon Marketing Japan, Inc.	3,700	78,360

Carel Industries SpA(a) (b)	4,028	75,072

Celestica, Inc.*	52,210	306,599

Citizen Watch Co. Ltd.	9,200	24,289

Comet Holding AG (Registered)	352	49,466

CONEXIO Corp.	2,200	26,327

Daiwabo Holdings Co. Ltd.(a)	9,200	600,191

Datalogic SpA(a)	535	6,163

FIH Mobile Ltd.* (a)	1,262,000	138,326

Fingerprint Cards AB, Class B*	10,108	17,045

FIT Hon Teng Ltd.* (a) (b)	644,000	251,626

Halma plc	8,510	260,561

Hamamatsu Photonics KK	3,400	170,423

Hexagon AB, Class B	4,002	292,423

Hirose Electric Co. Ltd.	782	108,765

Hitachi Ltd.	27,600	924,576

Horiba Ltd.	800	39,105

Hosiden Corp.	18,400	162,281

Inficon Holding AG (Registered)	110	80,650

Iriso Electronics Co. Ltd.	1,200	45,342

Japan Aviation Electronics Industry Ltd.	2,044	27,940

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Jenoptik AG	2,585	$63,776

Kaga Electronics Co. Ltd.	9,300	178,812

Keyence Corp.	3,200	1,446,336

Kyocera Corp.	5,500	301,516

Lagercrantz Group AB, Class B	5,832	35,931

Landis+Gyr Group AG*	1,102	61,560

LEM Holding SA (Registered)	27	48,960

Macnica Fuji Electronics Holdings, Inc.	23,100	410,338

Murata Manufacturing Co. Ltd.	9,200	639,529

Mycronic AB	3,001	63,417

Nichicon Corp.	7,600	61,140

Nippon Ceramic Co. Ltd.	900	21,781

Nippon Signal Co. Ltd.	24,500	212,330

Nissha Co. Ltd.	18,400	215,611

Nohmi Bosai Ltd.	2,500	53,903

Oki Electric Industry Co. Ltd.	41,400	382,160

Omron Corp.	4,500	322,843

Optex Group Co. Ltd.	1,000	14,808

Renishaw plc	1,617	116,979

Restar Holdings Corp.(a)	13,800	293,847

Shimadzu Corp.	1,800	51,156

Siix Corp.(a)	12,428	146,464

Spectris plc	3,026	96,876

Taiyo Yuden Co. Ltd.	2,500	91,831

TDK Corp.	2,900	338,712

Topcon Corp.	2,200	21,781

Venture Corp. Ltd.	4,500	63,471

VSTECS Holdings Ltd.	372,000	232,654

Yokogawa Electric Corp.	1,600	23,356
		10,060,208

Energy Equipment & Services – 0.4%

BW Offshore Ltd.	44,206	105,441

CGG SA*	52,560	29,363

John Wood Group plc	301,898	827,941

Modec, Inc.	10,400	150,220

Ocean Yield ASA(a)	30,348	66,990

Petrofac Ltd.(a)	137,356	210,813

Saipem SpA(a)	8,562	15,035

SBM Offshore NV	5,113	82,429

Subsea 7 SA*	26	171

TechnipFMC plc	12,879	71,050

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares		Value

COMMON STOCKS – (continued)

Energy Equipment & Services – (continued)

Tecnicas Reunidas SA*	14,536		$115,986

Tenaris SA	6,336		30,053

TGS NOPEC Geophysical Co. ASA	1,140		10,495

Vallourec SA*	–	(e)	2

Worley Ltd.	10,916		72,135
			1,788,124

Entertainment – 0.7%

Akatsuki, Inc.	4,600		203,951

Bollore SA	12,858		46,071

Capcom Co. Ltd.	2,600		143,007

Cineplex, Inc.(a)	6,480		24,737

Cineworld Group plc(a)	433,136		159,669

CTS Eventim AG & Co. KGaA*	1,375		60,927

Daiichikosho Co. Ltd.	1,100		37,565

DeNA Co. Ltd.	4,000		68,223

EVENT Hospitality and Entertainment Ltd.(a)	2,282		13,221

IGG, Inc.(a)	322,000		345,882

Kinepolis Group NV*	1,030		26,156

Koei Tecmo Holdings Co. Ltd.	1,728		84,631

Konami Holdings Corp.	2,200		85,651

Modern Times Group MTG AB, Class B*	416		5,548

Nexon Co. Ltd.(a)	9,200		256,885

Nintendo Co. Ltd.	2,100		1,144,614

Paradox Interactive AB	952		29,412

Shochiku Co. Ltd.	300		34,609

Square Enix Holdings Co. Ltd.	1,800		105,376

Toei Animation Co. Ltd.	900		62,675

Toho Co. Ltd.	4,100		161,976

Ubisoft Entertainment SA*	1,489		131,368

Vivendi SA	10,166		293,560
			3,525,714

Equity Real Estate Investment Trusts (REITs) – 2.4%

Activia Properties, Inc.	15		54,094

Advance Residence Investment Corp.	18		52,516

Aedifica SA	1,039		104,568

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

AEON REIT Investment Corp.	29	$32,734

ALE Property Group	9,405	28,334

Allied Properties REIT(a)	1,540	37,318

alstria office REIT-AG	6,756	86,016

Altarea SCA	129	16,529

Argosy Property Ltd.	65,492	60,164

Artis REIT	23,874	149,330

Ascendas REIT	69,080	145,698

Ascott Residence Trust	30,164	18,335

Assura plc(a)	57,957	57,103

Aventus Group(a)	149,730	258,664

Befimmo SA	657	25,561

Big Yellow Group plc	7,176	102,064

Boardwalk REIT(a)	9,154	183,856

British Land Co. plc (The)	16,528	74,498

BWP Trust	12,444	35,043

CapitaLand Mall Trust	37,044	46,932

CapitaLand Retail China Trust	3,233	2,770

Carmila SA	18,308	141,605

CDL Hospitality Trusts	36,800	26,680

Champion REIT(a)	68,000	32,883

Charter Hall Group	5,096	44,161

Charter Hall Long Wale REIT(a)	3,602	12,066

Charter Hall Retail REIT	25,935	62,652

Charter Hall Social Infrastructure REIT	31	63

Choice Properties REIT(a)	3,957	35,702

Cofinimmo SA	507	68,861

Comforia Residential REIT, Inc.	34	97,180

Cominar REIT(a)	37,812	201,346

Covivio	1,449	86,250

Cromwell European REIT(b)	533,600	282,812

Cromwell Property Group(a)	48,403	29,742

Daiwa House REIT Investment Corp.	42	97,186

Daiwa Securities Living Investments Corp.	26	25,393

Derwent London plc	1,508	51,827

Dexus	9,292	56,183

Dream Office REIT(a)	3,966	52,083

ESR-REIT	72,000	18,455

Eurocommercial Properties NV, CVA	17,756	193,594

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Far East Hospitality Trust	53,976	$22,136

First Capital REIT(a)	4,784	42,410

Fortune REIT	48,000	39,985

Frasers Centrepoint Trust	33,249	51,377

Frasers Hospitality Trust	39,200	11,483

Frasers Logistics & Commercial Trust(b)	4,239	3,818

Frontier Real Estate Investment Corp.(a)	12	40,119

Fukuoka REIT Corp.	26	31,412

Gecina SA	368	45,696

Global One Real Estate Investment Corp.	48	43,252

GLP J-REIT	74	113,966

Goodman Group	31,418	405,965

Goodman Property Trust	19,085	31,281

GPT Group (The)	43,286	122,502

Granite REIT(a)	1,072	60,058

Growthpoint Properties Australia Ltd.	19,121	45,654

H&R REIT	60,122	461,731

Hamborner REIT AG	6,058	56,545

Hammerson plc* (a)	1,764,080	371,910

Hankyu Hanshin REIT, Inc.	26	28,626

Heiwa Real Estate REIT, Inc.	87	93,957

Hibernia REIT plc	34,222	41,299

Hoshino Resorts REIT, Inc.(a)	24	112,952

Hulic Reit, Inc.	23	30,186

ICADE	154	7,785

Ichigo Office REIT Investment Corp.	40	25,827

Inmobiliaria Colonial Socimi SA	7,185	51,095

InterRent REIT	1,952	16,631

Invincible Investment Corp.	121	38,485

Japan Hotel REIT Investment Corp.	77	37,049

Japan Logistics Fund, Inc.	19	53,271

Japan Prime Realty Investment Corp.(a)	25	67,558

Japan Real Estate Investment Corp.	24	117,544

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Japan Retail Fund Investment Corp.	52	$74,762

Kenedix Office Investment Corp.(a)	9	51,999

Kenedix Residential Next Investment Corp.	34	55,518

Kenedix Retail REIT Corp.	31	59,070

Keppel DC REIT	47,500	100,879

Keppel Pacific Oak US REIT(b)	271,400	189,980

Keppel REIT	80,733	58,828

Kiwi Property Group Ltd.	3,973	3,230

Klepierre SA(a)	5,108	64,707

Land Securities Group plc	13,636	89,796

LaSalle Logiport REIT	44	68,437

Link REIT	37,575	286,118

LondonMetric Property plc(a)	51,336	143,243

LXI REIT plc(a) (b)	219,420	310,379

Mapletree Commercial Trust	34,368	43,290

Mapletree Industrial Trust	33,416	74,394

Mapletree Logistics Trust	73,207	104,543

Mapletree North Asia Commercial Trust(b)	49,500	31,538

MCUBS MidCity Investment Corp.	43	30,767

Mercialys SA	13,624	65,225

Merlin Properties Socimi SA	10,940	73,593

Mirvac Group	47,426	70,273

Mori Hills REIT Investment Corp.	16	19,667

Mori Trust Hotel Reit, Inc.	138	142,171

National Storage REIT	70,798	89,741

Nippon Accommodations Fund, Inc.	8	45,762

Nippon Building Fund, Inc.(a)	17	85,862

Nippon Prologis REIT, Inc.	41	134,915

NIPPON REIT Investment Corp.	23	73,594

Nomura Real Estate Master Fund, Inc.	7	8,343

Northview Apartment REIT(a)	15,180	411,221

One REIT, Inc.	14	32,275

Orix JREIT, Inc.	49	68,667

OUE Commercial REIT	82,177	19,559

Parkway Life REIT	12,500	37,074

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Precinct Properties New Zealand Ltd.	22,735	$26,595

Premier Investment Corp.(a)	67	73,512

Primary Health Properties plc	6,188	11,522

Property for Industry Ltd.	26,128	50,077

Reit 1 Ltd.	72,910	278,233

Retail Estates NV	3,956	233,633

Safestore Holdings plc	12,195	126,697

Scentre Group	127,558	188,113

Secure Income REIT plc	14,030	43,719

Segro plc	19,964	232,837

Sekisui House Reit, Inc.(a)	55	38,406

Shaftesbury plc	4,480	26,356

Shopping Centres Australasia Property Group	54,215	88,328

Societe Fonciere Lyonnaise SA	516	32,818

SPH REIT	44,800	24,442

Star Asia Investment Corp.	156	66,107

Starhill Global REIT	72,900	22,156

Stockland	60,536	163,669

Summit Industrial Income REIT(a)	26,174	264,420

Sunlight REIT	55,000	23,688

Suntec REIT	3,900	3,827

Tokyu REIT, Inc.	21	28,485

Tritax Big Box REIT plc	47,975	97,142

Unibail-Rodamco-Westfield(a)	3,634	147,734

Unibail-Rodamco-Westfield, CHDI(a)	5	10

UNITE Group plc (The)	9,194	99,026

United Urban Investment Corp.	84	89,432

Vicinity Centres	98,852	83,997

Vital Healthcare Property Trust(a)	45,104	86,745

Warehouses De Pauw CVA, CVA	4,239	141,814

Workspace Group plc(a)	8,954	71,433

WPT Industrial REIT(a)	15,226	197,177
		12,193,986

Food & Staples Retailing – 1.5%

Aeon Co. Ltd.	15,313	390,149

Investments	Shares	Value

Food & Staples Retailing – (continued)

Ain Holdings, Inc.	800	$55,864

Alimentation Couche-Tard, Inc.	608	18,810

Alimentation Couche-Tard, Inc., Class B	12,972	399,176

Arcs Co. Ltd.	2,818	61,999

Axfood AB	3,184	74,045

Belc Co. Ltd.	800	49,053

Carrefour SA	11,445	178,112

Casino Guichard Perrachon SA* (a)	2,142	48,218

Cawachi Ltd.	1,000	28,391

Coles Group Ltd.	15,548	193,805

Cosmos Pharmaceutical Corp.	200	33,939

Create SD Holdings Co. Ltd.	2,000	64,473

Daikokutenbussan Co. Ltd.	400	21,657

Dairy Farm International Holdings Ltd.	7,600	28,652

Distribuidora Internacional de Alimentacion SA*	37,128	4,874

Empire Co. Ltd., Class A	1,666	45,419

Etablissements Franz Colruyt NV	1,044	61,802

George Weston Ltd.	1,703	119,332

GrainCorp Ltd., Class A* (a)	10,837	26,940

Heiwado Co. Ltd.	19,600	397,287

ICA Gruppen AB	1,916	90,686

Inageya Co. Ltd.(a)	2,398	41,725

Itochu-Shokuhin Co. Ltd.	400	20,892

J Sainsbury plc(a)	17,618	45,925

Jeronimo Martins SGPS SA	988	15,698

Kato Sangyo Co. Ltd.	1,400	46,403

Kesko OYJ, Class A	2,248	55,252

Kesko OYJ, Class B	8,204	210,815

Kobe Bussan Co. Ltd.(a)	3,200	90,147

Koninklijke Ahold Delhaize NV	31,372	862,065

Kusuri no Aoki Holdings Co. Ltd.	600	48,096

Loblaw Cos. Ltd.	2,760	137,281

MARR SpA*	1,155	15,661

Matsumotokiyoshi Holdings Co. Ltd.	3,600	132,753

Maxvalu Tokai Co. Ltd.	2,400	59,805

Metcash Ltd.(a)	43,474	90,062

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food & Staples Retailing – (continued)

METRO AG	8,528	$83,643

Metro, Inc.	4,738	220,847

Nihon Chouzai Co. Ltd.	1,600	25,759

North West Co., Inc. (The)	95	2,341

Olam International Ltd.	35,100	32,902

Qol Holdings Co. Ltd.	1,500	16,300

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	243	15,900

Seven & i Holdings Co. Ltd.	9,500	288,889

Sheng Siong Group Ltd.	51,500	62,984

Shufersal Ltd.	3,578	27,088

Sligro Food Group NV(a)	10,488	149,780

Sonae SGPS SA	314,962	185,276

Sugi Holdings Co. Ltd.	800	52,956

Sundrug Co. Ltd.	1,600	59,307

Tesco plc	145,682	387,094

Tsuruha Holdings, Inc.	900	125,866

United Super Markets Holdings, Inc.	2,000	21,542

Valor Holdings Co. Ltd.	21,200	521,381

Welcia Holdings Co. Ltd.	3,600	141,190

Wm Morrison Supermarkets plc(a)	58,466	123,147

Woolworths Group Ltd.	20,148	539,923

Yokohama Reito Co. Ltd.(a)	23,100	186,497

Zur Rose Group AG* (a)	260	72,478
		7,608,353

Food Products – 2.7%

a2 Milk Co. Ltd. (The)* (a)	8,840	85,532

AAK AB	5,004	97,481

Agrana Beteiligungs AG	920	16,611

Ajinomoto Co., Inc.	8,100	162,519

Ariake Japan Co. Ltd.	800	51,196

Associated British Foods plc	4,888	107,285

Austevoll Seafood ASA	8,913	60,562

Bakkafrost P/F*	1,281	72,902

Barry Callebaut AG (Registered)	38	78,483

Bega Cheese Ltd.	7,095	24,912

Bell Food Group AG (Registered)	320	81,174

Investments	Shares		Value

Food Products – (continued)

Bonduelle SCA	965		$20,795

Calbee, Inc.	3,200		97,953

Chocoladefabriken Lindt & Spruengli AG	41		325,209

Chocoladefabriken Lindt & Spruengli AG (Registered)	4		346,080

Costa Group Holdings Ltd.	13,860		34,650

Danone SA	10,134		559,538

DyDo Group Holdings, Inc.	500		25,827

Ebro Foods SA	1,618		36,224

Elders Ltd.	1,508		11,871

Emmi AG (Registered)	41		38,739

First Resources Ltd.	5,100		4,519

Freedom Foods Group Ltd.‡ (a) (d)	4,368		6,925

Fuji Oil Holdings, Inc.	3,400		107,327

Fujicco Co. Ltd.	2,000		38,339

Fujiya Co. Ltd.	400		8,881

Glanbia plc	7,586		72,106

Golden Agri-Resources Ltd.	2,559,600		264,301

Greencore Group plc	27,840		32,559

Grieg Seafood ASA	5,037		35,542

House Foods Group, Inc.	2,400		79,319

Inghams Group Ltd.	24,494		49,195

Itoham Yonekyu Holdings, Inc.	6,500		43,400

Japfa Ltd.	210,820		99,582

J-Oil Mills, Inc.	4,600		162,368

Kagome Co. Ltd.	900		30,778

Kameda Seika Co. Ltd.	900		40,721

Kerry Group plc, Class A	2,346		280,652

Kikkoman Corp.	4,000		198,202

Kotobuki Spirits Co. Ltd.	1,000		46,107

LDC SA	1,812		198,407

Leroy Seafood Group ASA	11,649		54,645

Lotus Bakeries NV	13		50,881

Maple Leaf Foods, Inc.	301		5,477

Maruha Nichiro Corp.(a)	18,200		379,878

Mehadrin Ltd.*	–	(e)	14

MEIJI Holdings Co. Ltd.	1,600		115,707

Mitsui Sugar Co. Ltd.	3,400		59,095

Morinaga & Co. Ltd.	1,100		41,721

Morinaga Milk Industry Co. Ltd.(a)	1,200		57,739

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Mowi ASA	3,640	$57,367

Nestle SA (Registered)	46,368	5,215,799

Nichirei Corp.	3,500	87,985

Nippon Flour Mills Co. Ltd.	1,500	24,019

Nippon Suisan Kaisha Ltd.	16,000	61,374

Nisshin Oillio Group Ltd. (The)	10,300	295,187

Nisshin Seifun Group, Inc.	7,090	106,547

Nissin Foods Holdings Co. Ltd.	1,500	129,711

Norway Royal Salmon ASA	2,651	56,798

Orkla ASA	14,424	135,928

Premium Brands Holdings Corp.	1,100	78,407

Riken Vitamin Co. Ltd.	400	5,904

S Foods, Inc.	9,100	302,057

S&B Foods, Inc.	4,600	198,450

Sakata Seed Corp.	2,800	98,565

Salmar ASA*	52	2,625

Saputo, Inc.	4,455	108,355

Savencia SA*	1,794	100,308

Schouw & Co. A/S	1,160	100,910

Showa Sangyo Co. Ltd.(a)	13,800	425,722

Starzen Co. Ltd.	4,600	170,949

Strauss Group Ltd.	952	27,571

Suedzucker AG	1,979	28,493

Synlait Milk Ltd.* (a)	1,760	6,200

Tate & Lyle plc	3,262	25,104

Toyo Suisan Kaisha Ltd.	2,800	139,277

Vilmorin & Cie SA	1,612	84,217

Viscofan SA	825	55,690

Vitasoy International Holdings Ltd.(a)	16,000	64,579

WH Group Ltd.(b)	161,000	126,436

Wilmar International Ltd.	78,200	231,364

Yakult Honsha Co. Ltd.	1,700	82,284

Yamazaki Baking Co. Ltd.(a)	2,900	47,603
		13,581,715

Gas Utilities – 0.5%

AltaGas Ltd.(a)	7,107	90,027

APA Group	17,066	125,718

Enagas SA	1,976	42,651

Hong Kong & China Gas Co. Ltd.	157,340	226,022

Investments	Shares	Value

Gas Utilities – (continued)

Naturgy Energy Group SA(a)	7,130	$132,471

Nippon Gas Co. Ltd.	2,000	95,466

Osaka Gas Co. Ltd.	5,900	111,860

Rubis SCA	2,653	87,086

Saibu Gas Co. Ltd.(a)	3,600	86,436

Shizuoka Gas Co. Ltd.(a)	27,600	241,837

Snam SpA	24,749	120,793

Superior Plus Corp.(a)	78,579	698,362

Toho Gas Co. Ltd.(a)	2,000	103,118

Tokyo Gas Co. Ltd.	7,000	158,394
		2,320,241

Health Care Equipment & Supplies – 1.3%

Alcon, Inc.*	8,188	465,435

Ambu A/S, Class B(a)	3,172	96,156

Ansell Ltd.	52	1,468

Arjo AB, Class B	4,131	29,354

Asahi Intecc Co. Ltd.	3,200	99,024

BioMerieux	825	122,816

Carl Zeiss Meditec AG	715	92,365

Cochlear Ltd.	848	126,355

Coloplast A/S, Class B	1,564	228,258

ConvaTec Group plc(b)	5,396	12,607

CYBERDYNE, Inc.*	4,500	30,735

Demant A/S* (a)	2,796	88,061

DiaSorin SpA	293	64,335

Draegerwerk AG & Co. KGaA (Preference)	585	47,019

Eiken Chemical Co. Ltd.	1,600	30,518

Elekta AB, Class B	6,069	71,114

Fisher & Paykel Healthcare Corp. Ltd.	11,339	262,288

Getinge AB, Class B	3,120	61,112

GN Store Nord A/S	1,976	142,122

Hogy Medical Co. Ltd.	1,200	35,240

Hoya Corp.	5,300	598,240

Japan Lifeline Co. Ltd.	3,000	38,512

Koninklijke Philips NV*	15,174	704,808

Mani, Inc.	3,900	97,481

Menicon Co. Ltd.	1,600	112,952

Nagaileben Co. Ltd.	1,500	37,507

Nakanishi, Inc.	5,100	90,740

Nanosonics Ltd.* (a)	16,777	60,675

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Nihon Kohden Corp.	2,300	$71,944

Nipro Corp.	5,200	54,567

Olympus Corp.	22,800	433,798

Paramount Bed Holdings Co. Ltd.	800	30,840

PolyNovo Ltd.* (a)	32,604	59,530

Sartorius AG (Preference)	638	270,069

Sectra AB, Class B*	1,654	100,900

Siemens Healthineers AG(b)	3,225	138,451

Smith & Nephew plc	16,146	279,018

Sonova Holding AG (Registered)*	880	208,827

Straumann Holding AG (Registered)	195	203,393

Sysmex Corp.	2,400	224,986

Terumo Corp.	12,200	447,785

Ypsomed Holding AG (Registered)	81	10,075
		6,381,480

Health Care Providers & Services – 0.6%

AEVIS VICTORIA SA*	2,808	38,449

Alfresa Holdings Corp.	5,500	100,540

Ambea AB* (b)	20,095	113,104

Amplifon SpA*	3,067	111,501

As One Corp.	700	100,842

BML, Inc.	3,300	92,428

Chartwell Retirement Residences(a)	5,472	39,234

China Evergrande New Energy Vehicle Group Ltd.* (a)	40,000	110,640

EBOS Group Ltd.	2,014	34,275

Fagron	2,504	55,565

Fresenius Medical Care AG & Co. KGaA	2,852	217,867

Fresenius SE & Co. KGaA	9,936	368,515

Galenica AG(b)	132	8,339

Healius Ltd.	27,458	64,982

Korian SA* (a)	2,644	74,471

Mediclinic International plc(a)	22,600	82,581

Medipal Holdings Corp.	700	12,468

Metlifecare Ltd.* (d)	69,372	274,171

Investments	Shares	Value

Health Care Providers & Services – (continued)

NMC Health plc* (d)	2,074	$852

Orpea*	992	99,075

Raffles Medical Group Ltd.	4,124	2,325

Ramsay Health Care Ltd.	2,340	102,458

Ryman Healthcare Ltd.	2,860	26,462

Ship Healthcare Holdings, Inc.	900	42,615

Sienna Senior Living, Inc.(a)	2,835	24,685

Sonic Healthcare Ltd.	9,897	242,005

Summerset Group Holdings Ltd.(a)	11,505	79,078

Suzuken Co. Ltd.	3,380	121,730

Toho Holdings Co. Ltd.	4,200	77,419

Town Health International Medical Group Ltd.* ‡ (a) (d)	398,000	–

UDG Healthcare plc	11,405	106,987

Vital KSK Holdings, Inc.(a)	18,800	169,225
		2,994,888

Health Care Technology – 0.1%

AGFA-Gevaert NV* (a)	53,820	204,377

CompuGroup Medical SE & Co. KGaA	624	53,461

Craneware plc	608	12,224

M3, Inc.	7,000	470,528
		740,590

Hotels, Restaurants & Leisure – 2.3%

Accor SA*	4,370	111,276

Arcland Service Holdings Co. Ltd.	1,400	26,744

Aristocrat Leisure Ltd.	9,338	187,744

Atom Corp.(a)	5,800	46,382

Autogrill SpA* (a)	52,118	195,242

Basic-Fit NV* (b)	1,196	28,978

Betsson AB*	62,100	473,713

Carnival plc	5,876	64,474

Colowide Co. Ltd.(a)	3,500	52,195

Compass Group plc	25,530	348,259

Corporate Travel Management Ltd.(a)	3,366	34,511

Create Restaurants Holdings, Inc.(a)	4,400	22,939

Crown Resorts Ltd.	11,014	64,042

Dalata Hotel Group plc(a)	82,248	231,852

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Hotels, Restaurants & Leisure – (continued)

Domino’s Pizza Enterprises Ltd.	1,460	$86,872

Domino’s Pizza Group plc	15,345	65,753

Doutor Nichires Holdings Co. Ltd.	2,700	37,863

Evolution Gaming Group AB(b)	2,024	150,302

Flight Centre Travel Group Ltd.(a)	4,910	38,825

Flutter Entertainment plc	1,493	257,908

Flutter Entertainment plc – XDUB(a)	1,009	175,771

Fuji Kyuko Co. Ltd.	1,000	42,759

Galaxy Entertainment Group Ltd.	36,000	237,219

Gamesys Group plc	2,860	42,971

Genting Hong Kong Ltd.*	1,601,000	51,613

Genting Singapore Ltd.	144,000	68,019

GL Ltd.	188,600	67,678

Great Canadian Gaming Corp.*	2,860	48,798

Greggs plc*	1,040	17,307

GVC Holdings plc	12,972	162,059

Hiday Hidaka Corp.	2,191	35,629

HIS Co. Ltd.* (a)	14,600	195,663

Hongkong & Shanghai Hotels Ltd. (The)(a)	24,307	17,615

Ichibanya Co. Ltd.	1,000	50,603

InterContinental Hotels Group plc	2,300	116,458

J D Wetherspoon plc*	3,795	42,298

Kindred Group plc, SDR	99,176	755,423

Kisoji Co. Ltd.(a)	1,700	39,939

KOMEDA Holdings Co. Ltd.	1,200	21,190

Kyoritsu Maintenance Co. Ltd.	15,400	548,001

Mandarin Oriental International Ltd.	8,000	14,640

McDonald’s Holdings Co. Japan Ltd.	1,100	52,085

Melco International Development Ltd.	21,000	34,012

Melia Hotels International SA* (a)	46,828	173,461

MGM China Holdings Ltd.(a)	32,400	42,699

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Miramar Hotel & Investment	138,000	$224,933

Mitchells & Butlers plc*	95,542	193,704

MOS Food Services, Inc.(a)	2,100	57,150

NagaCorp Ltd.(a)	94,000	96,972

Ohsho Food Service Corp.	1,504	82,437

Oriental Land Co. Ltd.	4,500	627,822

Pandox AB*	5,720	57,257

Playtech plc	145,912	641,836

Plenus Co. Ltd.	1,000	16,329

Rank Group plc	85,332	99,301

Restaurant Brands International, Inc.(a)	4,232	219,733

Restaurant Brands New Zealand Ltd.*	1,154	9,053

Ringer Hut Co. Ltd.(a)	1,700	36,703

Round One Corp.	5,100	39,955

Royal Holdings Co. Ltd.(a)	1,600	27,105

Saizeriya Co. Ltd.	1,800	31,113

Sands China Ltd.	42,000	147,043

Scandic Hotels Group AB(a) (b)	84,552	214,677

Shangri-La Asia Ltd.*	32,000	25,130

SJM Holdings Ltd.	76,000	78,697

SkiStar AB	2,828	31,708

Skylark Holdings Co. Ltd.(a)	3,700	52,630

Sodexo SA	988	63,413

SSP Group plc	234,922	567,109

St Marc Holdings Co. Ltd.	1,900	27,026

Star Entertainment Grp Ltd. (The)	11,421	26,307

Tabcorp Holdings Ltd.	42,680	98,608

Tokyo Dome Corp.	7,000	55,778

Toridoll Holdings Corp.	3,200	40,406

TUI AG, DI	13,832	54,119

Whitbread plc	1,820	50,524

William Hill plc	473,156	1,678,754

Wynn Macau Ltd.* (a)	12,800	17,661

Yoshinoya Holdings Co. Ltd.(a)	4,900	89,760

Zensho Holdings Co. Ltd.(a)	3,600	83,784
		11,444,321

Household Durables – 1.4%

Barratt Developments plc	30,314	189,121

Bellway plc	3,680	111,105

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Household Durables – (continued)

Berkeley Group Holdings plc	1,456	$76,377

Bonava AB, Class B(a)	33,864	264,600

Breville Group Ltd.	4,514	82,641

Cairn Homes plc*	289,064	264,322

Casio Computer Co. Ltd.	3,600	54,375

Countryside Properties plc(a) (b)	13,624	59,401

Crest Nicholson Holdings plc	123,786	351,801

De’ Longhi SpA*	2,352	75,233

Electra Consumer Products 1970 Ltd.	4,888	134,891

Electrolux AB, Series B(a)	7,237	163,340

ES-Con Japan Ltd.	18,800	151,961

Fiskars OYJ Abp	574	8,612

Forbo Holding AG (Registered)	24	36,712

Fujitsu General Ltd.	2,100	57,934

Haseko Corp.	3,500	41,750

Hunter Douglas NV*	1,352	78,429

Husqvarna AB, Class B	10,433	107,833

Iida Group Holdings Co. Ltd.	5,400	97,266

JM AB	1,842	53,308

Kaufman & Broad SA	416	14,828

Man Wah Holdings Ltd.	54,400	75,200

Nagawa Co. Ltd.	500	35,058

Neinor Homes SA* (a) (b)	17,020	205,395

Nikon Corp.	1,400	8,423

Nobia AB*	55,798	336,625

Panasonic Corp.	55,200	507,276

Persimmon plc	7,774	234,810

Pressance Corp.	18,400	250,285

Redrow plc	8,322	44,720

Rinnai Corp.	100	9,853

Sangetsu Corp.	2,256	32,392

SEB SA	560	91,063

Sekisui Chemical Co. Ltd.	8,700	134,819

Sekisui House Ltd.	17,200	284,062

Sharp Corp.	6,200	71,169

Sony Corp.	19,400	1,609,677

Sumitomo Forestry Co. Ltd.	7,700	120,722

Tamron Co. Ltd.	5,200	77,149

Taylor Wimpey plc	91,494	125,163

Token Corp.(a)	4,600	345,418

TomTom NV*	25	168

Investments	Shares	Value

Household Durables – (continued)

Vistry Group plc	5,405	$38,088

Zojirushi Corp.	1,300	23,180
		7,136,555

Household Products – 0.5%

Earth Corp.	600	37,995

Essity AB, Class A	2,977	89,967

Essity AB, Class B(a)	7,651	221,678

Henkel AG & Co. KGaA	1,770	160,098

Henkel AG & Co. KGaA (Preference)	2,392	232,713

Lion Corp.	2,400	49,061

Pigeon Corp.	2,400	110,312

PZ Cussons plc	28,228	84,677

Reckitt Benckiser Group plc	12,006	1,055,616

Unicharm Corp.	5,400	250,010
		2,292,127

Independent Power and Renewable Electricity Producers – 0.3%

Boralex, Inc., Class A	2,081	60,478

Capital Power Corp.	1,924	42,366

ContourGlobal plc(b)	75,164	188,349

Drax Group plc	175,674	671,899

EDP Renovaveis SA	26	494

Electric Power Development Co. Ltd.	7,700	103,855

Encavis AG	3,696	72,673

Enlight Renewable Energy Ltd.*	32,188	60,888

ERG SpA	2,090	47,376

Innergex Renewable Energy, Inc.	559	10,070

Meridian Energy Ltd.(a)	28,875	101,142

Northland Power, Inc.(a)	2,116	68,383

Renewables Infrastructure Group Ltd. (The)(a)	57,872	101,168

Scatec Solar ASA(b)	988	21,706

TransAlta Corp.	3,496	20,714

Uniper SE	2,028	60,617
		1,632,178

Industrial Conglomerates – 0.8%

Bonheur ASA	8,832	186,640

CK Hutchison Holdings Ltd.	66,356	399,598

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – (continued)

DCC plc	988	$64,181

Guoco Group Ltd.	4,000	49,002

Indus Holding AG	7,615	225,306

Investment AB Latour, Class B	6,498	151,698

Italmobiliare SpA	245	7,920

Jardine Matheson Holdings Ltd.	9,200	408,388

Jardine Strategic Holdings Ltd.	5,500	119,295

Keppel Corp. Ltd.	27,500	88,411

Lifco AB, Class B	1,772	129,598

Mie Kotsu Group Holdings, Inc.(a)	32,900	142,879

Nisshinbo Holdings, Inc.	7,800	51,632

Nolato AB, Class B*	710	59,026

Noritsu Koki Co. Ltd.	5,200	95,604

NWS Holdings Ltd.	53,401	46,757

Rheinmetall AG	1,144	83,553

Sembcorp Industries Ltd.	17,200	19,902

Shun Tak Holdings Ltd.(a)	920,000	269,302

Siemens AG (Registered)	12,144	1,424,496

Smiths Group plc	2,990	51,399

TOKAI Holdings Corp.	2,795	27,619

Toshiba Corp.	4,600	115,682
		4,217,888

Insurance – 4.2%

Admiral Group plc	4,922	175,014

Aegon NV(a)	38,669	104,276

Ageas SA	5,796	233,263

AIA Group Ltd.	186,400	1,755,871

Allianz SE (Registered)	11,132	1,958,812

Alm Brand A/S	8,488	97,079

ASR Nederland NV	4,975	151,253

Assicurazioni Generali SpA	33,396	447,754

AUB Group Ltd.	2,255	26,414

Aviva plc	123,924	412,602

AXA SA	55,062	885,118

Baloise Holding AG (Registered)	1,748	238,966

Beazley plc	12,948	49,221

CBL Corp. Ltd.* ‡ (d)	102,937	–

Clal Insurance Enterprises Holdings Ltd.*	25,162	255,934

Investments	Shares	Value

Insurance – (continued)

CNP Assurances*	5,980	$67,359

Coface SA*	37,260	290,795

Dai-ichi Life Holdings, Inc.	34,600	511,851

Direct Line Insurance Group plc	48,208	164,247

E-L Financial Corp. Ltd.(a)	736	364,591

Fairfax Financial Holdings Ltd.	690	181,247

Gjensidige Forsikring ASA	945	17,924

Great Eastern Holdings Ltd.	6,800	88,542

Great-West Lifeco, Inc.	6,344	129,178

Grupo Catalana Occidente SA	2,102	48,481

Hannover Rueck SE	722	104,875

Harel Insurance Investments & Financial Services Ltd.*	8,005	58,629

Hastings Group Holdings plc(b)	11,223	36,191

Helvetia Holding AG (Registered)	1,265	99,097

Hiscox Ltd.	9,568	101,990

iA Financial Corp., Inc.(a)	4,278	148,937

IDI Insurance Co. Ltd.*	4,420	108,794

Insurance Australia Group Ltd.	33,212	111,251

Intact Financial Corp.	1,656	170,922

Japan Post Holdings Co. Ltd.	39,700	271,490

Just Group plc*	515,436	280,579

Lancashire Holdings Ltd.	2,288	18,830

Legal & General Group plc	177,332	423,728

Manulife Financial Corp.	54,326	735,836

Mapfre SA	37,752	56,904

Medibank Pvt Ltd.	54,859	102,861

Menora Mivtachim Holdings Ltd.*	13,755	185,494

Migdal Insurance & Financial Holdings Ltd.*	90,400	71,410

MS&AD Insurance Group Holdings, Inc.	13,800	375,494

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,680	860,759

nib holdings Ltd.	11,260	32,895

NN Group NV	6,566	228,993

Phoenix Group Holdings plc	14,158	121,261

Phoenix Holdings Ltd. (The)*	13,484	71,129

Poste Italiane SpA(b)	12,259	99,959

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Power Corp. of Canada	13,533	$257,496

Prudential plc	69,644	848,988

QBE Insurance Group Ltd.(a)	34,776	201,477

RSA Insurance Group plc	22,494	123,203

Sabre Insurance Group plc(a)* (b)	21,200	62,773

Sampo OYJ, Class A	6,903	260,527

SCOR SE*	5,934	144,189

Societa Cattolica di Assicurazioni SC*	74,047	366,406

Sompo Holdings, Inc.	8,700	323,816

Steadfast Group Ltd.(a)	30,580	76,450

Storebrand ASA*	17,930	93,975

Sun Life Financial, Inc.	16,330	649,232

Suncorp Group Ltd.	24,242	139,767

Swiss Life Holding AG (Registered)*	966	324,828

Swiss Re AG	8,418	603,785

T&D Holdings, Inc.	13,800	136,891

Talanx AG	3,266	96,175

Tokio Marine Holdings, Inc.	18,200	811,113

Topdanmark A/S	1,650	64,539

Tryg A/S	2,365	65,606

Unipol Gruppo SpA*	6,080	22,153

UnipolSai Assicurazioni SpA(a)	27,841	64,667

UNIQA Insurance Group AG	4,884	27,478

Wuestenrot & Wuerttembergische AG	8,096	134,858

Yunfeng Financial Group Ltd.* (a)	136,000	65,415

Zurich Insurance Group AG	4,279	1,419,253
		20,919,160

Interactive Media & Services – 0.2%

Adevinta ASA*	470	7,252

Auto Trader Group plc(b)	16,652	124,665

carsales.com Ltd.(a)	634	9,247

Dip Corp.	1,400	26,771

Kakaku.com, Inc.	1,600	42,410

LIFULL Co. Ltd.	7,600	28,425

LINE Corp.* (a)	900	46,231

New Work SE	159	41,395

Investments	Shares	Value

Interactive Media & Services – (continued)

REA Group Ltd.(a)	1,668	$138,536

Rightmove plc	18,492	147,765

Scout24 AG(b)	2,290	184,458

SEEK Ltd.(a) (d)	5,653	85,391

Z Holdings Corp.	38,800	269,121
		1,151,667

Internet & Direct Marketing Retail – 0.4%

ASKUL Corp.	500	19,084

ASOS plc*	1,370	78,084

Belluna Co. Ltd.	15,600	126,692

boohoo Group plc*	15,511	54,471

Delivery Hero SE* (b)	2,208	254,061

Dustin Group AB(b)	3,680	23,400

HelloFresh SE*	1,596	85,370

Just Eat Takeaway.com NV* (b)	1,703	188,709

Moneysupermarket.com Group plc	22,168	69,709

Ocado Group plc*	10,810	318,124

Prosus NV*	6,256	625,105

Rakuten, Inc.	7,000	67,964

Rocket Internet SE* (b)	1	22

Trainline plc* (b)	5,876	20,894

Webjet Ltd.	5,413	13,266

Zalando SE* (b)	1,702	158,963

ZOZO, Inc.	2,800	71,004
		2,174,922

IT Services – 1.6%

Adyen NV* (b)	460	775,615

Afterpay Ltd.*	2,660	180,616

Alten SA*	1,130	90,363

Amadeus IT Group SA	5,428	259,172

Atea ASA*	8,826	101,936

Atos SE*	1,886	128,739

Bechtle AG	703	120,622

CANCOM SE	2,071	81,781

Capgemini SE	2,668	308,109

Capita plc*	739,726	236,151

CGI, Inc.*	4,738	293,764

Computacenter plc	1,092	32,108

Computershare Ltd.	627	5,350

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Digital Garage, Inc.	1,300	$46,073

DTS Corp.(a)	4,000	77,674

Edenred	3,346	156,059

Equiniti Group plc(b)	151,938	203,135

FDM Group Holdings plc	3,850	49,781

Formula Systems 1985 Ltd.	829	65,948

Fujitsu Ltd.	3,900	456,069

GMO internet, Inc.	1,200	31,957

Indra Sistemas SA*	5,627	33,756

Infocom Corp.	1,600	58,007

Infomart Corp.	5,300	43,803

Itochu Techno-Solutions Corp.	2,400	81,615

Keywords Studios plc*	1,140	31,190

Link Administration Holdings Ltd.(a)	6,824	22,859

Matrix IT Ltd.	2,464	56,938

Megaport Ltd.* (a)	7,072	66,896

NEC Corp.	2,900	145,638

NEC Networks & System Integration Corp.	2,400	41,554

NET One Systems Co. Ltd.	3,800	113,411

Nexi SpA* (b)	1,457	22,386

NEXTDC Ltd.*	16,647	148,935

Nihon Unisys Ltd.	2,600	76,478

Nomura Research Institute Ltd.	5,945	176,007

NS Solutions Corp.	800	23,340

NSD Co. Ltd.(a)	5,160	90,475

NTT Data Corp.	10,400	116,893

Obic Co. Ltd.	1,500	266,166

Otsuka Corp.	3,400	156,763

Reply SpA	880	94,614

S&T AG*	228	4,135

SCSK Corp.	900	44,682

Shopify, Inc., Class A*	1,702	1,567,816

Softcat plc	364	5,295

Sopra Steria Group*	884	105,032

SUNeVision Holdings Ltd.	134,000	117,155

TietoEVRY OYJ	1,598	39,835

TIS, Inc.	6,300	120,588

Transcosmos, Inc.	2,100	57,070

Worldline SA* (b)	3,234	239,740
		7,870,094

Investments	Shares	Value

Leisure Products – 0.4%

Bandai Namco Holdings, Inc.(a)	4,700	$349,600

BRP, Inc.(a)	1,664	89,805

Games Workshop Group plc	684	91,713

Heiwa Corp.	2,450	39,513

Mizuno Corp.	9,200	152,864

Sega Sammy Holdings, Inc.	5,300	66,212

Shimano, Inc.	1,700	386,460

Technogym SpA* (a) (b)	4,905	36,453

Thule Group AB(b)	2,805	91,513

Tomy Co. Ltd.(a)	32,700	284,960

Universal Entertainment Corp.*	300	5,097

Yamaha Corp.	4,600	216,491

Yonex Co. Ltd.(a)	10,000	56,151
		1,866,832

Life Sciences Tools & Services – 0.3%

Clinigen Group plc	5,270	41,021

EPS Holdings, Inc.	1,900	17,157

Eurofins Scientific SE*	230	183,201

Evotec SE*	3,180	84,012

Gerresheimer AG	755	75,898

Lonza Group AG (Registered)	1,242	752,341

PureTech Health plc*	5,168	17,340

QIAGEN NV*	4,369	207,265

Sartorius Stedim Biotech	260	98,611

Siegfried Holding AG (Registered)*	165	104,503

Tecan Group AG (Registered)	303	143,806
		1,725,155

Machinery – 4.4%

Aalberts NV	1,404	47,166

Alfa Laval AB*	5,520	111,936

Alstom SA* (a)	3,506	157,151

Amada Co. Ltd.	7,200	62,330

ANDRITZ AG	2,081	70,104

Atlas Copco AB, Class A	8,832	389,848

Atlas Copco AB, Class B	7,268	278,680

ATS Automation Tooling Systems, Inc.*	1,400	17,325

Beijer Alma AB	2,304	30,026

Bobst Group SA (Registered)	52	2,502

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

Bodycote plc	11,283	$94,901

Bucher Industries AG (Registered)	275	105,913

Cargotec OYJ, Class B	684	23,488

CKD Corp.	2,500	41,252

CNH Industrial NV*	23,230	180,216

Concentric AB*	914	15,136

Construcciones y Auxiliar de Ferrocarriles SA*	720	22,812

Conzzeta AG (Registered)	55	55,507

Daetwyler Holding AG	474	106,017

Daifuku Co. Ltd.	2,800	287,392

Daiwa Industries Ltd.	1,600	14,326

Danieli & C Officine Meccaniche SpA(a)	9,196	131,757

Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	19,669	177,793

DMG Mori AG	1,007	47,565

DMG Mori Co. Ltd.	2,100	27,842

Duerr AG	23,660	679,638

Epiroc AB, Class A	10,590	158,235

FANUC Corp.	3,600	759,327

Fincantieri SpA* (a)	213,096	119,346

FLSmidth & Co. A/S* (a)	19,044	485,825

Fluidra SA	912	16,488

Fuji Corp.	5,400	107,855

Fujitec Co. Ltd.	2,400	52,091

Furukawa Co. Ltd.(a)	18,400	189,562

GEA Group AG	4,390	146,098

Georg Fischer AG (Registered)	139	140,281

Glory Ltd.	100	2,099

Harmonic Drive Systems, Inc.(a)	1,500	98,718

Hino Motors Ltd.	10,300	78,427

Hirata Corp.	4,600	284,255

Hitachi Construction Machinery Co. Ltd.	4,600	112,646

Hitachi Zosen Corp.	73,600	294,991

Hoshizaki Corp.	1,200	95,619

IHI Corp.	2,500	30,012

IMA Industria Macchine Automatiche SpA* (a)	857	67,434

Investments	Shares	Value

Machinery – (continued)

IMI plc	1,824	$24,386

Interpump Group SpA	2,231	84,200

Interroll Holding AG (Registered)	34	91,255

Japan Steel Works Ltd. (The)(a)	29,800	632,544

Jungheinrich AG (Preference)	19,412	705,497

Kawasaki Heavy Industries Ltd.(a)	2,800	33,212

KION Group AG	1,932	150,423

Kitz Corp.(a)	31,900	172,103

Komatsu Ltd.	26,700	597,902

Komori Corp.	4,400	28,116

Kone OYJ, Class B	6,624	527,309

Konecranes OYJ	2,273	71,488

Krones AG	926	52,875

Kubota Corp.	18,400	318,665

Kurita Water Industries Ltd.	3,400	100,823

Kyokuto Kaihatsu Kogyo Co. Ltd.	18,500	227,401

Makita Corp.	6,000	264,014

Manitou BF SA* (a)	7,200	142,578

Max Co. Ltd.	2,800	38,971

Meidensha Corp.	17,300	263,455

Metso Outotec OYJ	17,994	126,705

MINEBEA MITSUMI, Inc.	9,211	165,118

MISUMI Group, Inc.	2,900	85,718

Mitsubishi Heavy Industries Ltd.	9,200	196,646

Mitsuboshi Belting Ltd.	9,200	143,359

Mitsui E&S Holdings Co. Ltd.* (a)	41,400	130,291

Miura Co. Ltd.	3,300	154,520

Morgan Advanced Materials plc	114,448	369,953

Morita Holdings Corp.	2,600	47,379

Nachi-Fujikoshi Corp.	8,900	350,330

Neles OYJ	989	13,243

NFI Group, Inc.(a)	25,990	294,138

NGK Insulators Ltd.	8,100	114,906

Nikkiso Co. Ltd.(a)	32,600	310,283

Nitta Corp.	12,600	264,921

Noritake Co. Ltd.	4,600	134,867

Norma Group SE	13,478	418,244

NSK Ltd.	18,400	145,912

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – (continued)

NTN Corp.(a)	7,600	$13,958

Obara Group, Inc.(a)	4,600	159,068

OC Oerlikon Corp. AG (Registered)	469	3,262

Oiles Corp.	2,920	40,641

OKUMA Corp.	1,000	48,116

Organo Corp.	4,600	239,372

OSG Corp.	1,500	22,355

Palfinger AG	5,409	125,005

Pfeiffer Vacuum Technology AG	398	72,601

Rational AG	55	41,227

Rotork plc	23,256	84,497

Ryobi Ltd.(a)	15,500	166,802

Sandvik AB*	17,020	303,070

Schindler Holding AG	738	188,818

Sembcorp Marine Ltd.*	263,569	23,162

SFS Group AG	593	55,318

Shibaura Machine Co. Ltd.	4,649	92,544

Shima Seiki Manufacturing Ltd.(a)	10,500	155,180

Shinmaywa Industries Ltd.	22,200	171,586

Sintokogio Ltd.(a)	23,000	157,968

SKF AB, Class A	2,427	49,624

SKF AB, Class B	3,728	76,309

SMC Corp.	1,100	581,883

Spirax-Sarco Engineering plc	1,501	218,921

Stabilus SA	582	32,962

Sumitomo Heavy Industries Ltd.	5,200	110,427

Tadano Ltd.(a)	8,900	68,023

Takeuchi Manufacturing Co. Ltd.	18,400	398,133

Takuma Co. Ltd.(a)	37,000	564,521

Techtronic Industries Co. Ltd.	23,000	306,673

Tocalo Co. Ltd.(a)	8,200	81,420

Trelleborg AB, Class B*	6,432	106,873

Tsubakimoto Chain Co.	11,400	252,340

Tsugami Corp.	3,400	47,029

Union Tool Co.	500	14,731

Valmet OYJ	4,429	105,659

VAT Group AG* (b)	76	14,246

Vesuvius plc	106,030	547,290

Investments	Shares	Value

Machinery – (continued)

Volvo AB, Class A* (a)	9,246	$179,702

Volvo AB, Class B*	48,346	940,453

Wacker Neuson SE*	12,466	229,142

Wartsila OYJ Abp	8,141	64,693

Weir Group plc (The)	3,920	72,658

Yaskawa Electric Corp.	4,600	177,549
		21,817,493

Marine – 0.3%

AP Moller – Maersk A/S, Class A	52	76,721

AP Moller – Maersk A/S, Class B	104	166,134

Dfds A/S*	14,997	558,916

Golden Ocean Group Ltd.(a)	40,710	131,684

Irish Continental Group plc	11,810	43,197

Kawasaki Kisen Kaisha Ltd.* (a)	1,300	15,743

Kuehne + Nagel International AG (Registered)	782	156,221

SITC International Holdings Co. Ltd.	49,000	75,571

Stolt-Nielsen Ltd.	12,602	116,016

Wallenius Wilhelmsen ASA	71,008	135,199

Wilh Wilhelmsen Holding ASA, Class A	2,468	36,405
		1,511,807

Media – 0.8%

Ascential plc(b)	19,337	69,108

Cogeco, Inc.	3,220	192,425

CyberAgent, Inc.	2,200	137,842

Daily Mail & General Trust plc, Class A	6,037	52,767

Dentsu Group, Inc.	2,100	60,083

Euromoney Institutional Investor plc	4,083	43,502

Eutelsat Communications SA	9,280	93,332

Future plc	3,420	87,734

Hakuhodo DY Holdings, Inc.	7,400	93,933

Informa plc	36,156	195,414

IPSOS	17,158	421,715

ITV plc*	91,152	85,024

JCDecaux SA*	4,626	71,399

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Media – (continued)

Lagardere SCA* (a)	4,213	$92,114

Mediaset Espana Comunicacion SA*	70,288	234,981

Mediaset SpA*	7,888	13,397

Metropole Television SA*	21,298	233,949

Nine Entertainment Co. Holdings Ltd.(a)	10,556	15,419

Nippon Television Holdings, Inc.	2,400	25,253

Pearson plc(a)	16,422	108,292

ProSiebenSat.1 Media SE*	9,500	106,013

Publicis Groupe SA(a)	5,554	192,793

Quebecor, Inc., Class B	4,781	110,834

RAI Way SpA(b)	8,120	49,374

Schibsted ASA, Class A*	2,349	95,642

Schibsted ASA, Class B*	2,493	89,352

SES SA, FDR	6,561	52,382

Shaw Communications, Inc., Class B	7,109	117,030

Singapore Press Holdings Ltd.	50,900	36,903

SKY Perfect JSAT Holdings, Inc.	59,800	254,553

Stroeer SE & Co. KGaA*	620	44,813

Telenet Group Holding NV	1,273	48,934

Television Francaise 1*	51,290	301,116

TX Group AG	316	22,134

Wowow, Inc.	3,630	95,594

WPP plc	32,936	262,587

Zenrin Co. Ltd.	2,400	26,195
		4,233,932

Metals & Mining – 4.7%

Acerinox SA*	72,818	577,129

Agnico Eagle Mines Ltd.	3,135	247,983

Aichi Steel Corp.(a)	6,300	151,142

Alamos Gold, Inc., Class A	3,943	35,989

Alumina Ltd.	7,644	7,703

Anglo American plc	36,248	848,885

Antofagasta plc	7,124	94,831

Aperam SA(a)	22,912	615,983

ArcelorMittal SA*	18,354	249,116

Asahi Holdings, Inc.	19,200	623,532

Aurubis AG	14,398	921,427

Investments	Shares	Value

Metals & Mining – (continued)

B2Gold Corp.	13,052	$83,891

Barrick Gold Corp.	5,266	140,679

Barrick Gold Corp. – XLON	22,380	583,898

Bekaert SA	18,354	390,393

BHP Group Ltd.	43,930	1,042,108

BHP Group plc	59,662	1,149,584

BlueScope Steel Ltd.	15,410	158,646

Boliden AB	5,796	158,360

Centamin plc	2,912	4,667

Centerra Gold, Inc.	10,883	95,007

Daido Steel Co. Ltd.(a)	2,000	65,143

Deterra Royalties Ltd.*	6,916	19,087

Dowa Holdings Co. Ltd.	2,200	62,650

Eldorado Gold Corp.*	7,220	90,429

Endeavour Mining Corp.*	2,501	61,299

Eramet SA* (a)	4,876	129,386

Evolution Mining Ltd.	37,412	145,550

Evraz plc	23,537	109,408

Ferrexpo plc(a)	122,912	302,753

First Majestic Silver Corp.* (a)	7,676	78,467

First Quantum Minerals Ltd.	13,936	160,018

Fortescue Metals Group Ltd.	42,412	517,345

Franco-Nevada Corp.	2,686	365,808

Glencore plc*	302,726	610,231

Granges AB* (a)	36,616	330,530

Highland Gold Mining Ltd.(a)	109,848	425,532

Hill & Smith Holdings plc	3,264	50,644

Hitachi Metals Ltd.	4,740	62,617

Hochschild Mining plc	14,099	40,106

Hudbay Minerals, Inc.	100,188	451,592

IAMGOLD Corp.*	27,352	100,107

IGO Ltd.	17,166	53,523

Iluka Resources Ltd.	6,916	25,012

Ivanhoe Mines Ltd., Class A*	21,170	83,197

JFE Holdings, Inc.	18,400	128,135

KAZ Minerals plc	17,892	145,746

Kinross Gold Corp.	24,079	191,426

Kirkland Lake Gold Ltd.	3,588	163,342

Kobe Steel Ltd.*	15,800	61,211

Kyoei Steel Ltd.(a)	13,100	164,157

Labrador Iron Ore Royalty Corp.(a)	29,257	537,371

Lundin Gold, Inc.* (a)	6,342	52,796

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Lundin Mining Corp.	8,112	$48,976

Lynas Corp. Ltd.* (a)	57,395	114,065

MAG Silver Corp.*	4,656	78,604

Mineral Resources Ltd.	1,300	22,787

Mitsubishi Materials Corp.	5,300	96,783

Mitsui Mining & Smelting Co. Ltd.	23,000	575,330

Mount Gibson Iron Ltd.(a)	218,737	104,453

Newcrest Mining Ltd.	11,178	229,527

Nippon Light Metal Holdings Co. Ltd.	27,600	433,775

Nippon Steel Corp.*	25,115	241,805

Norsk Hydro ASA*	42,080	117,671

Northern Star Resources Ltd.	12,278	128,040

Novagold Resources, Inc.* (a)	7,962	82,465

OceanaGold Corp.*	35,910	46,862

Osaka Steel Co. Ltd.	1,000	10,685

Osisko Gold Royalties Ltd.(a)	5,548	61,998

Outokumpu OYJ* (a)	156,446	390,532

OZ Minerals Ltd.	13,621	142,141

Pan American Silver Corp.	4,082	129,622

Perseus Mining Ltd.*	23,104	19,713

Petropavlovsk plc* (a)	1,184,914	409,069

Polymetal International plc	5,376	113,964

Pretium Resources, Inc.*	5,096	62,107

Ramelius Resources Ltd.	7,332	9,937

Regis Resources Ltd.	7,828	22,813

Resolute Mining Ltd.* (a)	474,674	266,672

Rio Tinto Ltd.	9,982	647,921

Rio Tinto plc	28,290	1,593,746

Salzgitter AG*	988	14,386

Sandfire Resources Ltd.	80,592	250,153

Sandstorm Gold Ltd.*	14,396	106,241

Sanyo Special Steel Co. Ltd.	4,800	46,696

Saracen Mineral Holdings Ltd.*	36,229	143,492

Sims Ltd.	5,980	39,937

South32 Ltd.	68,448	97,577

SSAB AB, Class A*	13,394	38,943

SSR Mining, Inc.* (a)	8,991	166,286

St Barbara Ltd.	320,246	595,966

Sumitomo Metal Mining Co. Ltd.	5,300	163,401

Investments	Shares	Value

Metals & Mining – (continued)

Teck Resources Ltd., Class B	12,880	$169,145

thyssenkrupp AG*	3,839	18,312

Toho Titanium Co. Ltd.	200	1,188

Tokyo Steel Manufacturing Co. Ltd.	36,800	233,036

Torex Gold Resources, Inc.*	5,650	76,105

Turquoise Hill Resources Ltd.*	3,437	26,989

UACJ Corp.	800	12,588

voestalpine AG	1,880	52,230

Westgold Resources Ltd.* (a)	165,784	299,204

Wheaton Precious Metals Corp.	6,614	303,281

Yamana Gold, Inc.	25,540	141,937

Yodogawa Steel Works Ltd.	7,500	140,329
		23,305,056

Multiline Retail – 0.5%

B&M European Value Retail SA	25,070	157,151

Canadian Tire Corp. Ltd., Class A(a)	1,248	139,256

Dollarama, Inc.	4,646	159,867

Europris ASA(b)	5,876	30,429

Fuji Co. Ltd.	13,800	254,773

H2O Retailing Corp.	5,615	36,631

Harvey Norman Holdings Ltd.	5,610	17,492

Isetan Mitsukoshi Holdings Ltd.	300	1,449

Izumi Co. Ltd.	1,300	43,959

J Front Retailing Co. Ltd.	300	2,270

Lifestyle International Holdings Ltd.* (a)	138,000	108,018

Marks & Spencer Group plc	57,720	66,527

Marui Group Co. Ltd.	5,500	98,594

Next plc	2,530	191,043

Pan Pacific International Holdings Corp.	12,300	261,437

Ryohin Keikaku Co. Ltd.	6,000	125,234

Seria Co. Ltd.	1,000	38,454

Takashimaya Co. Ltd.	9,100	67,549

Warehouse Group Ltd. (The)(a)	11,552	18,247

Wesfarmers Ltd.	17,066	550,812
		2,369,192

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multi-Utilities – 0.7%

A2A SpA	78,430	$99,719

ACEA SpA	1,552	30,806

AGL Energy Ltd.	12,880	112,881

Algonquin Power & Utilities Corp.	9,248	140,105

Atco Ltd., Class I	1,064	29,598

Centrica plc(a)	173,334	83,328

E.ON SE	31,346	326,868

Engie SA*	50,876	615,445

Hera SpA(a)	30,628	96,328

Iren SpA	34,534	78,483

Keppel Infrastructure Trust	170,047	67,869

National Grid plc	61,885	735,359

REN – Redes Energeticas Nacionais SGPS SA	13,606	35,739

RWE AG	10,120	374,750

Suez SA	9,640	176,522

Telecom Plus plc	4,843	83,285

Veolia Environnement SA	9,384	174,786
		3,261,871

Oil, Gas & Consumable Fuels – 3.5%

Aker BP ASA	4,404	68,325

Ampol Ltd.	6,084	110,828

ARC Resources Ltd.(a)	155,388	764,499

Beach Energy Ltd.	90,532	75,020

BP plc	550,988	1,400,632

Brightoil Petroleum Holdings Ltd.* ‡ (d)	50,147	–

BW LPG Ltd.(b)	38,318	166,359

Cairn Energy plc*	27,958	50,248

Cameco Corp.(a)	9,372	88,986

Canadian Natural Resources Ltd.	34,684	551,469

Cenovus Energy, Inc.(a)	32,051	104,805

China Aviation Oil Singapore Corp. Ltd.	96,000	64,680

Cosmo Energy Holdings Co. Ltd.(a)	600	8,724

Crescent Point Energy Corp.(a)	237,360	295,510

Delek Group Ltd.*	4,089	74,684

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Diversified Gas & Oil plc(a) (b)	299,368	$432,759

DNO ASA(a)	22,960	9,481

Enbridge, Inc.	31,280	861,206

ENEOS Holdings, Inc.	78,250	262,430

Energean plc*	3,432	23,035

Enerplus Corp.(a)	17,160	31,145

Eni SpA	72,726	509,221

Equinor ASA	16,468	208,890

Equital Ltd.*	8,510	157,680

Euronav NV	6,241	45,545

Galp Energia SGPS SA	7,324	59,327

Gaztransport Et Technigaz SA	660	63,234

Gibson Energy, Inc.	7,625	112,200

Husky Energy, Inc.	11,656	29,985

Idemitsu Kosan Co. Ltd.	4,282	86,222

Imperial Oil Ltd.(a)	7,476	99,355

Inpex Corp.	25,000	117,658

Inter Pipeline Ltd.(a)	11,856	105,458

Itochu Enex Co. Ltd.	18,500	172,896

Iwatani Corp.	2,197	99,405

Japan Petroleum Exploration Co. Ltd.	15,500	243,309

Keyera Corp.	1,840	26,095

Koninklijke Vopak NV	1,558	80,996

Lundin Energy AB	4,170	79,571

MEG Energy Corp.*	119,186	217,214

Mitsuuroko Group Holdings Co. Ltd.	1,200	14,314

Naphtha Israel Petroleum Corp. Ltd.*	20,959	81,828

Neste OYJ	8,004	416,572

New Hope Corp. Ltd.(a)	222,602	167,265

Oil Refineries Ltd.*	686,412	122,106

OMV AG	5,382	123,504

Origin Energy Ltd.	33,994	95,489

Parex Resources, Inc.*	66,032	642,318

Parkland Corp.	2,207	53,861

Paz Oil Co. Ltd.	4,094	377,360

Pembina Pipeline Corp.	7,682	160,686

PrairieSky Royalty Ltd.	486	2,978

Repsol SA	40,800	253,788

Royal Dutch Shell plc, Class A	113,160	1,412,533

Royal Dutch Shell plc, Class B	103,408	1,242,134

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

San-Ai Oil Co. Ltd.	17,900	$179,274

Santos Ltd.	40,112	133,238

Saras SpA* (a)	237,406	121,513

Seven Generations Energy Ltd., Class A*	14,612	51,726

Suncor Energy, Inc.	26,082	294,006

TC Energy Corp.	13,846	544,556

TOTAL SE	69,186	2,080,868

Tourmaline Oil Corp.	3,328	43,080

United Energy Group Ltd.(a)	198,000	26,809

Vermilion Energy, Inc.(a)	69,322	171,050

Washington H Soul Pattinson & Co. Ltd.(a)	3,009	53,545

Whitehaven Coal Ltd.(a)	379,316	283,689

Woodside Petroleum Ltd.	14,767	181,685

Z Energy Ltd.	208,886	390,689
		17,681,550

Paper & Forest Products – 0.4%

Ahlstrom-Munksjo OYJ	4,545	95,191

Canfor Corp.*	4,489	54,406

Daiken Corp.	2,100	39,131

Daio Paper Corp.(a)	3,745	54,129

Hokuetsu Corp.(a)	69,100	227,381

Holmen AB, Class B	3,602	136,535

Metsa Board OYJ	6,595	55,350

Mondi plc	11,684	221,021

Navigator Co. SA (The)* (a)	6,520	14,362

Nippon Paper Industries Co. Ltd.(a)	8,100	91,197

Norbord, Inc.	3,136	102,946

Oji Holdings Corp.(a)	27,000	113,382

Semapa-Sociedade de Investimento e Gestao	12,896	96,891

Stella-Jones, Inc.	1,045	33,983

Stora Enso OYJ, Class R	5,044	73,591

Svenska Cellulosa AB SCA, Class A*	3,160	43,808

Svenska Cellulosa AB SCA, Class B*	4,108	55,728

Tokushu Tokai Paper Co. Ltd.(a)	4,600	191,850

UPM-Kymmene OYJ	10,672	301,583

Investments	Shares	Value

Paper & Forest Products – (continued)

West Fraser Timber Co. Ltd.	2,213	$102,555
		2,105,020

Personal Products – 1.1%

Beiersdorf AG	1,380	144,514

Blackmores Ltd.*	46	2,270

Fancl Corp.	400	12,550

Interparfums SA*	654	29,749

Kao Corp.	8,000	567,821

Kobayashi Pharmaceutical Co. Ltd.	1,400	136,197

Kose Corp.	700	88,923

L’Occitane International SA	15,500	28,262

L’Oreal SA	3,919	1,267,714

Mandom Corp.	2,600	38,525

Milbon Co. Ltd.	1,000	51,272

Noevir Holdings Co. Ltd.	1,900	84,695

Pola Orbis Holdings, Inc.	2,000	39,372

Rohto Pharmaceutical Co. Ltd.	2,000	62,368

Shiseido Co. Ltd.	6,900	425,722

Unilever NV(a)	23,440	1,325,613

Unilever plc	17,158	977,040
		5,282,607

Pharmaceuticals – 4.3%

ALK-Abello A/S*	208	69,383

Almirall SA	4,342	46,456

Aphria, Inc.* (a)	15,976	71,771

Astellas Pharma, Inc.	31,800	436,512

AstraZeneca plc	20,286	2,037,006

Aurora Cannabis, Inc.* (a)	4,316	17,415

Bausch Health Cos., Inc.*	7,682	126,463

Bayer AG (Registered)	26,312	1,237,015

Canopy Growth Corp.*	6,156	115,562

Chugai Pharmaceutical Co. Ltd.	9,600	369,252

COSMO Pharmaceuticals NV* (a)	413	33,390

Daiichi Sankyo Co. Ltd.	31,500	828,028

Dechra Pharmaceuticals plc	3,220	145,388

Eisai Co. Ltd.	5,700	441,049

Faes Farma SA	15,630	58,898

Financiere de Tubize SA	751	64,036

GlaxoSmithKline plc	81,728	1,365,101

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

GW Pharmaceuticals plc* (d)	1	$7

H Lundbeck A/S	1,852	52,157

Haw Par Corp. Ltd.	3,200	21,982

Hikma Pharmaceuticals plc	2,900	94,117

Hisamitsu Pharmaceutical Co., Inc.	1,900	90,420

Hutchison China MediTech Ltd.*	7,150	41,464

Ipsen SA	770	70,095

JCR Pharmaceuticals Co. Ltd.	2,400	61,917

Kaken Pharmaceutical Co. Ltd.	1,500	58,901

Kissei Pharmaceutical Co. Ltd.	1,400	27,480

Knight Therapeutics, Inc.*	11,684	47,933

Kyowa Kirin Co. Ltd.	4,600	113,966

Merck KGaA	1,610	238,458

Mochida Pharmaceutical Co. Ltd.	900	32,715

Nichi-iko Pharmaceutical Co. Ltd.(a)	27,600	273,518

Nippon Shinyaku Co. Ltd.	2,000	142,338

Novartis AG (Registered)	38,134	2,974,415

Novo Nordisk A/S, Class B	24,932	1,601,488

Ono Pharmaceutical Co. Ltd.	9,800	278,607

Orion OYJ, Class A	1,474	63,529

Orion OYJ, Class B	1,404	60,103

Otsuka Holdings Co. Ltd.	10,500	387,196

Recipharm AB, Class B* (a)	5,237	84,370

Recordati Industria Chimica e Farmaceutica SpA	2,359	122,253

Roche Holding AG	10,902	3,505,935

Roche Holding AG – BR	518	166,836

Sanofi	17,388	1,567,084

Santen Pharmaceutical Co. Ltd.	9,300	165,201

Seikagaku Corp.	1,800	16,495

Shionogi & Co. Ltd.	4,100	193,117

Sosei Group Corp.*	1,200	14,314

Sumitomo Dainippon Pharma Co. Ltd.	3,600	42,082

Taisho Pharmaceutical Holdings Co. Ltd.	600	35,986

Takeda Pharmaceutical Co. Ltd.	23,017	713,144

Teva Pharmaceutical Industries Ltd.*	27,094	234,863

Investments	Shares	Value

Pharmaceuticals – (continued)

Torii Pharmaceutical Co. Ltd.	800	$22,667

Towa Pharmaceutical Co. Ltd.	1,200	22,143

Tsumura & Co.	900	26,387

UCB SA	2,300	226,924

Vifor Pharma AG	875	98,474

Virbac SA*	212	49,340

ZERIA Pharmaceutical Co. Ltd.(a)	1,800	31,888
		21,535,034

Professional Services – 1.2%

Adecco Group AG (Registered)	5,750	282,309

AF Poyry AB, Class B*	4,429	101,108

Akka Technologies* (a)	5,428	99,268

ALS Ltd.	13,503	88,661

Applus Services SA*	61,686	483,224

Benefit One, Inc.	2,000	49,723

Bureau Veritas SA*	4,296	94,329

DKSH Holding AG	660	42,485

en-japan, Inc.	1,700	37,239

Experian plc	13,202	480,867

Funai Soken Holdings, Inc.	2,700	58,267

Hays plc	34,264	47,316

Intertek Group plc	2,484	178,962

Intertrust NV(b)	5,909	91,545

IPH Ltd.(a)	21,158	97,618

JAC Recruitment Co. Ltd.	1,300	15,544

Meitec Corp.	1,500	74,182

Morneau Shepell, Inc.	2,428	48,493

Nihon M&A Center, Inc.	2,400	140,272

Nomura Co. Ltd.	6,000	38,684

Outsourcing, Inc.	46,400	428,315

Pagegroup plc	20,728	95,842

Persol Holdings Co. Ltd.(a)	5,700	85,658

Randstad NV*	2,714	135,656

Recruit Holdings Co. Ltd.	24,700	938,005

RELX plc	29,118	575,097

RWS Holdings plc	3,113	22,500

SGS SA (Registered)	92	229,962

SmartGroup Corp. Ltd.(a)	57,316	218,558

SMS Co. Ltd.	3,200	93,974

Stantec, Inc.	1,027	29,469

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Professional Services – (continued)

TechnoPro Holdings, Inc.	1,900	$117,591

Teleperformance	966	289,976

Thomson Reuters Corp.	2,166	168,264

Wolters Kluwer NV	3,358	272,167
		6,251,130

Real Estate Management & Development – 2.9%

ADLER Group SA* (b)	2,368	59,525

Aedas Homes SA* (b)	9,568	189,470

Aeon Mall Co. Ltd.	1,990	30,933

AFI Properties Ltd.*	280	6,765

Airport City Ltd.*	1,928	21,054

Allreal Holding AG (Registered)	366	77,549

Alrov Properties and Lodgings Ltd.*	2,548	73,405

Altus Group Ltd.	1,792	73,260

Amot Investments Ltd.	11,168	51,470

Aroundtown SA*	24,073	115,447

Ashtrom Properties Ltd.	13,172	74,471

Atrium Ljungberg AB, Class B	2,912	47,044

Azrieli Group Ltd.	1,016	47,988

Bayside Land Corp.	9,800	68,726

Big Shopping Centers Ltd.*	16	1,215

Blue Square Real Estate Ltd.	710	29,137

Bukit Sembawang Estates Ltd.	73,600	192,422

CA Immobilien Anlagen AG	1,760	48,281

CapitaLand Ltd.(a)	62,731	118,066

Castellum AB	7,038	146,593

Catena AB	1,676	68,255

Cibus Nordic Real Estate AB	11,546	200,537

City Developments Ltd.	600	2,786

CK Asset Holdings Ltd.	69,000	319,426

CLS Holdings plc(a)	14,403	36,911

Colliers International Group, Inc.	1,142	80,818

Corem Property Group AB, Class B	61,048	118,308

Daibiru Corp.	3,300	37,186

Daito Trust Construction Co. Ltd.	1,900	172,479

Daiwa House Industry Co. Ltd.	16,800	439,606

Deutsche EuroShop AG*	20,746	261,959

Deutsche Wohnen SE	5,980	301,828

Investments	Shares	Value

Real Estate Management & Development – (continued)

Dios Fastigheter AB	42,596	$298,373

Emperor International Holdings Ltd.(a)	574,000	80,680

Fabege AB	8,276	104,552

Far East Consortium International Ltd.	518,969	153,251

Fastighets AB Balder, Class B*	2,944	138,714

FastPartner AB, Class A(a)	6,642	55,144

FirstService Corp.	676	90,574

Gazit-Globe Ltd.	3,498	14,560

Goldcrest Co. Ltd.	1,000	12,742

Grand City Properties SA	2,508	56,939

Great Eagle Holdings Ltd.(a)	8,776	21,162

GuocoLand Ltd.	36,400	38,919

Henderson Land Development Co. Ltd.	33,239	117,657

Hiag Immobilien Holding AG*	355	36,021

Ho Bee Land Ltd.	78,800	134,459

Hufvudstaden AB, Class A	2,610	34,102

Hulic Co. Ltd.	4,900	45,278

Hysan Development Co. Ltd.	19,000	60,394

Ichigo, Inc.	14,300	40,353

IMMOFINANZ AG* (a)	2,253	30,181

Intershop Holding AG	76	46,601

Israel Canada T.R Ltd.	26,616	45,238

Isras Investment Co. Ltd.	312	49,933

IWG plc* (a)	18,668	61,165

Jeudan A/S*	560	19,188

K Wah International Holdings Ltd.	639,089	302,450

Kenedix, Inc.	67,500	349,316

Kerry Properties Ltd.	38,500	94,129

Klovern AB, Class B(a)	22,886	34,890

Kowloon Development Co. Ltd.	188,000	183,276

Kungsleden AB	208	1,767

Lai Sun Development Co. Ltd.(a)	78,826	68,104

LEG Immobilien AG	1,196	161,634

Lendlease Corp. Ltd.	15,615	131,149

Leopalace21 Corp.*	78,200	121,930

Mega Or Holdings Ltd.	9,706	251,668

Melisron Ltd.	944	34,306

Mitsubishi Estate Co. Ltd.	21,200	315,141

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Mitsui Fudosan Co. Ltd.	27,300	$463,400

Mivne Real Estate KD Ltd.	14,248	27,454

Mobimo Holding AG (Registered)*	232	67,078

Morguard Corp.	1,840	132,823

New World Development Co. Ltd.	33,590	159,832

Nexity SA	19,274	541,077

Nomura Real Estate Holdings, Inc.	5,800	101,031

Norstar Holdings, Inc.	9,152	39,653

Norwegian Property ASA	16,948	19,858

NP3 Fastigheter AB	12,428	144,928

Open House Co. Ltd.	4,000	136,024

OUE Ltd.	41,600	34,121

Oxley Holdings Ltd.	467,080	71,832

Pacific Century Premium Developments Ltd.* (a)	13,719	1,451

PATRIZIA AG	3,248	73,928

Polytec Asset Holdings Ltd.	512,640	42,969

Property & Building Corp. Ltd.	480	39,453

PSP Swiss Property AG (Registered)	531	64,250

Real Matters, Inc.*	423	7,382

Relo Group, Inc.	2,270	54,242

S IMMO AG(a)	2,564	37,871

Sagax AB, Class B	8,693	136,726

Samhallsbyggnadsbolaget i Norden AB(a)	36,868	101,643

SAMTY Co. Ltd.(a)	14,100	222,411

Savills plc	10,452	112,373

Sella Capital Real Estate Ltd., REIT	65,936	104,713

Selvaag Bolig ASA	21,356	106,234

Sino Land Co. Ltd.	29,823	35,227

Sirius Real Estate Ltd.	94,543	89,849

St Modwen Properties plc	1,373	5,885

Starts Corp., Inc.	13,800	320,117

Sumitomo Realty & Development Co. Ltd.	7,600	202,613

Summit Real Estate Holdings Ltd.	15,268	133,919

Investments	Shares	Value

Real Estate Management & Development – (continued)

Sun Frontier Fudousan Co. Ltd.	14,400	$115,294

Sun Hung Kai Properties Ltd.	46,000	588,135

Swire Pacific Ltd., Class A	3,500	15,932

Swire Properties Ltd.	24,800	66,358

Swiss Prime Site AG (Registered)	1,372	115,412

TAG Immobilien AG*	4,270	125,840

Takara Leben Co. Ltd.	31,200	86,849

Tokyo Tatemono Co. Ltd.	10,000	114,406

Tokyu Fudosan Holdings Corp.	20,000	86,857

Tosei Corp.	10,400	103,861

Tricon Residential, Inc.(a)	84,182	690,705

United Industrial Corp. Ltd.	5,656	9,030

UOL Group Ltd.	15,599	71,055

Vonovia SE	9,536	608,941

Wallenstam AB, Class B	7,068	93,778

Wang On Properties Ltd.	312,000	3,782

Wharf Holdings Ltd. (The)	29,000	59,833

Wharf Real Estate Investment Co. Ltd.	25,000	95,908

Wihlborgs Fastigheter AB	5,830	105,188

Wing Tai Holdings Ltd.	59,200	77,604

YH Dimri Construction & Development Ltd.	1,596	47,694
		14,463,689

Road & Rail – 1.6%

Aurizon Holdings Ltd.	31,840	84,296

Canadian National Railway Co.	12,052	1,196,297

Canadian Pacific Railway Ltd.	1,886	563,162

Central Japan Railway Co.	5,300	638,038

ComfortDelGro Corp. Ltd.	106,400	105,192

East Japan Railway Co.	9,400	490,681

Firstgroup plc* (a)	556,324	295,068

Fukuyama Transporting Co. Ltd.(a)	1,000	41,802

Go-Ahead Group plc (The)	21,804	164,927

Hamakyorex Co. Ltd.	7,000	197,532

Hankyu Hanshin Holdings, Inc.	4,800	146,011

Hitachi Transport System Ltd.	2,700	85,360

Keikyu Corp.	1,300	18,106

Keio Corp.	2,800	162,043

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Road & Rail – (continued)

Keisei Electric Railway Co. Ltd.	4,700	$131,055

Kintetsu Group Holdings Co. Ltd.	3,900	155,194

Kyushu Railway Co.	2,100	44,575

Maruzen Showa Unyu Co. Ltd.	8,100	236,321

MTR Corp. Ltd.	26,764	132,356

Nagoya Railroad Co. Ltd.	4,600	122,150

Nankai Electric Railway Co. Ltd.	3,000	68,242

National Express Group plc	236,992	458,727

Nikkon Holdings Co. Ltd.	2,600	49,568

Nippon Express Co. Ltd.	3,700	207,050

Nishi-Nippon Railroad Co. Ltd.	1,000	26,344

Nobina AB* (b)	30,636	168,235

Odakyu Electric Railway Co. Ltd.	4,800	115,386

Sankyu, Inc.	2,333	83,242

SBS Transit Ltd.	30,400	63,449

Seibu Holdings, Inc.	2,600	25,915

Seino Holdings Co. Ltd.	7,500	96,709

Senko Group Holdings Co. Ltd.	68,000	604,936

Sixt SE*	550	41,643

Sixt SE (Preference)	298	14,163

Stef SA*	1,380	101,272

TFI International, Inc.	3,864	171,907

Tobu Railway Co. Ltd.	4,000	113,067

Tokyu Corp.	9,300	109,867

Tonami Holdings Co. Ltd.	4,600	246,413

Trancom Co. Ltd.	600	42,988

West Japan Railway Co.	4,500	191,984
		8,011,273

Semiconductors & Semiconductor Equipment – 1.3%

Advantest Corp.	3,100	178,812

ams AG*	8,843	189,586

ASM International NV	1,058	151,340

ASM Pacific Technology Ltd.	5,000	50,291

ASML Holding NV	6,624	2,407,382

BE Semiconductor Industries NV	2,736	110,558

Dialog Semiconductor plc*	720	27,492

Disco Corp.	700	187,689

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Infineon Technologies AG	18,584	$517,377

Japan Material Co. Ltd.	3,900	50,102

Lasertec Corp.	1,000	86,474

Melexis NV	495	37,652

Mimasu Semiconductor Industry Co. Ltd.	9,400	220,029

Nordic Semiconductor ASA*	12,606	132,405

Renesas Electronics Corp.*	15,600	128,483

Rohm Co. Ltd.	2,000	153,052

SCREEN Holdings Co. Ltd.	1,800	97,972

Shinko Electric Industries Co. Ltd.	5,800	100,809

Siltronic AG	1,016	96,170

SOITEC*	816	115,773

STMicroelectronics NV	12,374	376,922

SUMCO Corp.	7,600	115,229

Tokyo Electron Ltd.	2,500	667,209

Tower Semiconductor Ltd.*	3,423	71,543

Ulvac, Inc.	1,700	61,713
		6,332,064

Software – 1.0%

Altium Ltd.(a)	1,716	44,804

AVEVA Group plc(a)	2,286	126,804

BlackBerry Ltd.* (a)	8,682	38,938

Blue Prism Group plc* (a)	4,832	96,466

Bravura Solutions Ltd.(a)	5,168	10,634

Constellation Software, Inc.	372	390,202

Dassault Systemes SE	2,366	403,897

Descartes Systems Group, Inc. (The)*	832	44,578

Enghouse Systems Ltd.	1,300	64,456

Fuji Soft, Inc.	1,600	85,403

GB Group plc*	1,064	12,230

Hilan Ltd.	1,569	70,238

IRESS Ltd.	17	109

Kinaxis, Inc.*	520	79,317

Lightspeed POS, Inc.*	2,184	69,811

Micro Focus International plc	11,284	31,500

Miroku Jyoho Service Co. Ltd.	1,000	20,241

Nemetschek SE	884	63,946

Nice Ltd.*	1,243	284,752

Open Text Corp.	3,864	141,855

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – (continued)

Oracle Corp. Japan	800	$80,046

Sage Group plc (The)	17,250	141,766

SAP SE	16,698	1,779,541

SimCorp A/S	1,150	137,105

Sinch AB* (b)	780	74,310

Software AG	1,320	47,297

Systena Corp.	5,200	94,360

TeamViewer AG* (b)	2,080	91,585

Technology One Ltd.(a)	7,884	49,663

Temenos AG (Registered)	799	85,815

Trend Micro, Inc.	2,500	139,899

WiseTech Global Ltd.	4,953	100,486
		4,902,054

Specialty Retail – 2.5%

ABC-Mart, Inc.	700	35,556

Alpen Co. Ltd.	9,400	181,544

AOKI Holdings, Inc.	3,800	16,394

Aoyama Trading Co. Ltd.(a)	15,600	73,717

Arcland Sakamoto Co. Ltd.	17,300	332,298

AT-Group Co. Ltd.	10,400	131,915

Autobacs Seven Co. Ltd.	2,100	26,717

Bic Camera, Inc.	4,100	45,102

Bilia AB, Class A	38,226	510,616

CECONOMY AG*	81,972	362,652

Chiyoda Co. Ltd.	2,800	24,561

Clas Ohlson AB, Class B*	5,460	48,459

DCM Holdings Co. Ltd.	2,400	29,707

Delek Automotive Systems Ltd.	17,264	83,416

Dixons Carphone plc	429,594	533,524

Dufry AG (Registered)* (a)	16,284	616,502

Dunelm Group plc	2,604	43,872

Eagers Automotive Ltd.	76,590	584,109

EDION Corp.	46,000	451,904

Fast Retailing Co. Ltd.	1,100	765,076

Fenix Outdoor International AG*	369	38,305

Fielmann AG*	607	46,030

Fnac Darty SA*	9,338	401,157

Fox Wizel Ltd.	3,116	242,669

Geo Holdings Corp.	18,200	269,501

GrandVision NV(b)	1,506	41,839

Investments	Shares	Value

Specialty Retail – (continued)

Hennes & Mauritz AB, Class B	6,900	$112,091

Hikari Tsushin, Inc.	600	140,099

Hornbach Holding AG & Co. KGaA	3,956	381,094

IDOM, Inc.	20,800	113,212

Industria de Diseno Textil SA(a)	16,146	398,534

JB Hi-Fi Ltd.	2,881	95,959

JD Sports Fashion plc	8,827	84,595

JINS Holdings, Inc.	900	64,999

Joshin Denki Co. Ltd.	9,200	227,228

Joyful Honda Co. Ltd.	2,000	31,031

Kingfisher plc*	47,059	174,693

Kohnan Shoji Co. Ltd.	13,800	470,604

Komeri Co. Ltd.	13,800	404,601

K’s Holdings Corp.	6,100	77,840

Leon’s Furniture Ltd.	12,116	168,925

Luk Fook Holdings International Ltd.	154,672	377,762

Nishimatsuya Chain Co. Ltd.	1,300	21,016

Nitori Holdings Co. Ltd.	1,600	329,826

Nojima Corp.	18,400	514,827

PAL GROUP Holdings Co. Ltd.	8,800	101,687

Pets at Home Group plc	26,936	134,298

Premier Investments Ltd.	6,508	97,575

Shimachu Co. Ltd.(a)	1,300	68,768

Super Retail Group Ltd.(a)	68,172	535,708

T-Gaia Corp.	1,000	18,270

United Arrows Ltd.	9,000	121,475

USS Co. Ltd.	1,000	18,270

Valora Holding AG (Registered)* (a)	1,242	177,516

Vivo Energy plc(a) (b)	161,230	157,604

Watches of Switzerland Group plc* (c)	44,160	225,541

WH Smith plc	3,950	50,920

World Co. Ltd.	9,400	118,961

Xebio Holdings Co. Ltd.	7,600	49,363

Yamada Holdings Co. Ltd.	7,800	37,903

Yellow Hat Ltd.	18,600	303,358
		12,343,295

Technology Hardware, Storage & Peripherals – 0.3%

Brother Industries Ltd.	7,600	116,755

Canon, Inc.(a)	17,400	299,682

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – (continued)

Eizo Corp.	1,400	$52,831

Elecom Co. Ltd.	800	39,946

FUJIFILM Holdings Corp.	6,900	351,006

Konica Minolta, Inc.	18,900	47,729

Logitech International SA (Registered)	3,249	273,660

MCJ Co. Ltd.	32,200	294,463

Ricoh Co. Ltd.	17,200	112,210

Riso Kagaku Corp.	1,700	20,295

Seiko Epson Corp.(a)	8,300	95,592

Toshiba TEC Corp.	1,100	43,878
		1,748,047

Textiles, Apparel & Luxury Goods – 1.9%

adidas AG*	3,174	942,795

Aritzia, Inc.*	2,860	43,157

Asics Corp.	5,200	64,664

Brunello Cucinelli SpA*	1,368	41,049

Burberry Group plc	8,050	141,141

Canada Goose Holdings, Inc.*	1,100	34,278

Chow Sang Sang Holdings International Ltd.	204,000	222,813

Cie Financiere Richemont SA (Registered)	8,050	505,019

Coats Group plc*	98,856	72,602

Crystal International Group Ltd.(b)	397,500	109,180

Delta Galil Industries Ltd.	4,626	82,034

Descente Ltd.*	2,400	37,191

EssilorLuxottica SA — IM*	2,578	317,565

EssilorLuxottica SA — MO*	2,114	261,517

Gildan Activewear, Inc.	2,703	55,951

Goldwin, Inc.	1,900	141,219

Gunze Ltd.	700	25,679

Hermes International	553	514,685

HUGO BOSS AG	27,094	620,636

Japan Wool Textile Co. Ltd. (The)	25,400	245,885

Kering SA	1,150	694,571

Kurabo Industries Ltd.(a)	7,000	125,550

LVMH Moet Hennessy Louis Vuitton SE	4,094	1,918,527

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – (continued)

Moncler SpA*	3,061	$122,514

Onward Holdings Co. Ltd.	64,400	125,671

Pacific Textiles Holdings Ltd.	322,000	182,699

Pandora A/S	3,542	280,525

Puma SE*	1,840	160,835

Samsonite International SA* (a) (b)	619,800	623,409

Seiko Holdings Corp.	14,100	177,093

Seiren Co. Ltd.(a)	26,600	419,585

Stella International Holdings Ltd.	115,500	118,109

Swatch Group AG (The)	364	77,026

Swatch Group AG (The) (Registered)	8	327

Tod’s SpA* (a)	245	5,160

TSI Holdings Co. Ltd.	41,500	97,259

Wacoal Holdings Corp.	1,500	27,147

Yondoshi Holdings, Inc.	1,400	23,784

Yue Yuen Industrial Holdings Ltd.	22,000	35,802
		9,694,653

Thrifts & Mortgage Finance – 0.6%

Aareal Bank AG*	25,668	442,212

Deutsche Pfandbriefbank AG* (b)	61,686	376,161

Equitable Group, Inc.	4,738	302,328

Genworth Mortgage Insurance Australia Ltd.(a)	94,900	113,627

Home Capital Group, Inc.*	23,644	431,438

OneSavings Bank plc	177,877	707,924

Paragon Banking Group plc	131,790	503,034
		2,876,724

Tobacco – 0.7%

British American Tobacco plc	61,502	1,946,701

Imperial Brands plc	25,484	403,318

Japan Tobacco, Inc.	27,600	520,107

Scandinavian Tobacco Group A/S(a) (b)	21,069	297,833

Swedish Match AB	1,840	138,623
		3,306,582

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – 1.7%

AddTech AB, Class B	2,196	$24,301

Advan Co. Ltd.(a)	1,200	14,544

Ashtead Group plc	6,716	243,146

Beijer Ref AB	780	21,539

Brenntag AG	2,305	147,352

Bunzl plc	6,256	194,136

Electrocomponents plc	2,548	22,387

Ferguson plc	3,726	372,024

Finning International, Inc.(a)	4,111	62,466

Grafton Group plc	11,760	102,258

Hanwa Co. Ltd.	22,600	435,829

Howden Joinery Group plc	16,698	137,488

IMCD NV	1,420	164,516

Inaba Denki Sangyo Co. Ltd.	1,600	38,385

Inabata & Co. Ltd.	13,400	154,970

Indutrade AB*	2,198	111,466

ITOCHU Corp.	42,500	1,016,357

Japan Pulp & Paper Co. Ltd.(a)	6,100	212,689

Kanamoto Co. Ltd.(a)	14,923	306,625

Kanematsu Corp.	32,200	380,092

Marubeni Corp.	49,000	254,609

Mitsubishi Corp.	36,800	818,619

Mitsui & Co. Ltd.	46,800	729,711

MonotaRO Co. Ltd.	2,800	155,347

Nagase & Co. Ltd.	4,900	63,605

Nippon Steel Trading Corp.	5,200	147,833

Nishio Rent All Co. Ltd.	10,300	199,221

Reece Ltd.(a)	5,999	57,715

Rexel SA*	4,641	48,806

Richelieu Hardware Ltd.	1,340	35,999

Russel Metals, Inc.(a)	22,678	301,557

Seven Group Holdings Ltd.(a)	104	1,418

Sojitz Corp.	43,300	94,851

Sumitomo Corp.	25,200	275,889

Toromont Industries Ltd.	2,466	153,414

Toyota Tsusho Corp.	5,500	152,521

Travis Perkins plc*	8,632	118,476

Wakita & Co. Ltd.(a)	18,400	190,090

Yamazen Corp.	34,400	335,971

Yuasa Trading Co. Ltd.	9,200	261,198
		8,559,420

Investments	Shares	Value

Transportation Infrastructure – 0.4%

Aena SME SA* (b)	1,150	$154,855

Aeroports de Paris	555	54,241

ASTM SpA* (a)	1,668	31,010

Atlantia SpA*	11,316	173,402

Atlas Arteria Ltd.	26,785	106,087

Auckland International Airport Ltd.	22,876	105,831

Enav SpA(b)	12,657	43,936

Flughafen Zurich AG (Registered)* (a)	320	43,153

Fraport AG Frankfurt Airport Services Worldwide*	890	32,159

Getlink SE*	9,278	124,718

Hamburger Hafen und Logistik AG	1,220	20,436

James Fisher & Sons plc	1,322	19,384

Kamigumi Co. Ltd.	800	14,264

Port of Tauranga Ltd.	5,225	25,001

Qube Holdings Ltd.	58,293	108,481

SATS Ltd.	19,000	41,465

Signature Aviation plc	24,573	75,111

Sumitomo Warehouse Co. Ltd. (The)	7,600	88,621

Sydney Airport	4,561	17,456

Transurban Group	38,491	363,828

Westshore Terminals Investment Corp.(a)	17,204	172,769
		1,816,208

Water Utilities – 0.1%

Pennon Group plc	4,356	55,906

Severn Trent plc	5,520	173,438

United Utilities Group plc	11,730	130,951
		360,295

Wireless Telecommunication Services – 1.2%

1&1 Drillisch AG	987	20,798

Airtel Africa plc(a) (b)	554,346	442,247

Freenet AG	2,198	38,930

KDDI Corp.	43,200	1,153,970

Millicom International Cellular SA, SDR(a)	1,924	56,848

NTT DOCOMO, Inc.	17,400	646,966

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

Rogers Communications, Inc., Class B	7,130	$289,403

SmarTone Telecommunications Holdings Ltd.	4,740	2,555

Softbank Corp.	18,500	214,571

SoftBank Group Corp.	26,282	1,707,802

StarHub Ltd.	17,700	15,166

Tele2 AB, Class B	11,754	139,379

VEON Ltd.	19,670	24,791

Vodafone Group plc	759,138	1,011,012
		5,764,438
Total Common Stocks (Cost $506,376,400)		489,330,022
	Number of Rights

RIGHTS – 0.0%(f)

Aerospace & Defense – 0.0%(f)

Rolls-Royce Holdings plc, expiring 11/11/2020, price 0.32 GBP*	102,786	51,832

Banks – 0.0%

Banca Monte dei Paschi di Siena SpA, expiring 11/21/2020, price1.34 EUR* ‡ (d)	15,756	–

Containers & Packaging – 0.0%(f)

Vidrala SA, expiring 11/5/2020*	1,239	5,910

Electrical Equipment – 0.0%

ITM Power plc, expiring 11/10/2020, price 2.35 GBP* ‡ (d)	63	–

Equity Real Estate Investment Trusts (REITs) – 0.0%(f)

Mapletree Logistics Trust, expiring 11/10/2020, price 1.99 SGD* ‡ (d)	1,390	–

Investments	Number of Rights	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

Shaftesbury plc, expiring 11/11/2020, price 4 GBP* (d)	540	$384
		384

Insurance – 0.0%

Societa Cattolica di Assicurazioni SC, expiring 11/26/2020, price 5.47 EUR*	55,235	–

Metals & Mining – 0.0%(f)

Pan American Silver Corp., CVR*	41,840	30,125
Total Rights (Cost $262,032)		88,251
	Shares

CLOSED END FUNDS – 0.0%(f)

Equity Real Estate Investment Trusts (REITs) – 0.0%(f)

UK Commercial Property REIT Ltd.(a) (Cost $21,348)	18,880	16,649
	Principal Amount

SECURITIES LENDING REINVESTMENTS(g) – 1.0%

REPURCHASE AGREEMENTS – 1.0%

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $600,006, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $608,521	$600,000	600,000

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(g) – (continued)

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $1,433,496, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $1,458,600	$1,433,487	$1,433,487

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $1,100,018, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $1,121,522	1,100,000	1,100,000

Societe Generale, 0.18%, dated 10/30/2020, due 11/2/2020, repurchase price $2,000,030, collateralized by various Common Stocks; total market value $2,201,446	2,000,000	2,000,000
		5,133,487
Total Securities Lending Reinvestments (Cost $5,133,487)		5,133,487
Total Investments – 99.1% (Cost $511,793,267)		494,568,409

Other assets less liabilities – 0.9%		4,447,187
Net Assets – 100.0%		$499,015,596

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.
(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $44,229,345, collateralized in the form of cash with a value of $5,133,487 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $16,626,346 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 12, 2020 – November 15, 2049 and $25,814,002 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 7.50%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $47,573,835.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)

Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $724,854, which represents approximately 0.15% of net assets of the Fund.

(e)	Amount represents less than one share.

(f)	Represents less than 0.05% of net assets.

(g)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $5,133,487.

Percentages shown are based on Net Assets.

Abbreviations

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

CVR – Contingent Value Rights

DI – Depositary Interest

EUR – Euro

FDR – Fiduciary Depositary Receipt

GBP – British Pound

OYJ – Public Limited Company

Preference A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

SGD – Singapore Dollar

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$87,288,313
Aggregate gross unrealized depreciation	(108,310,199)
Net unrealized depreciation	$(21,021,886)
Federal income tax cost	$514,951,686

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	101	12/18/2020	EUR	$3,481,259	$(363,067)
FTSE 100 Index	28	12/18/2020	GBP	2,014,210	(143,258)
Hang Seng Index	2	11/27/2020	HKD	311,508	(7,921)
S&P/TSX 60 Index	9	12/17/2020	CAD	1,249,274	(40,030)
SGX Nikkei 225 Index	24	12/10/2020	JPY	2,626,363	(26,673)
SPI 200 Index	6	12/17/2020	AUD	620,438	2,541
					$(578,408)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	1,250,336	Morgan Stanley	USD	1,601,200	12/16/2020	$16,028
ILS	796,970	Citibank NA	USD	233,317	12/16/2020	744
JPY	21,286,415	JPMorgan Chase Bank	USD	200,737	12/16/2020	3,009
JPY	46,610,677	Morgan Stanley	USD	439,632	12/16/2020	6,509
USD	269,217	UBS AG	AUD	370,130	12/16/2020	9,232
USD	380,218	Morgan Stanley	CAD	500,000	12/16/2020	5,142
USD	67,093	JPMorgan Chase Bank	CHF	60,788	12/16/2020	679
USD	440,785	Toronto-Dominion Bank (The)	CHF	400,000	12/16/2020	3,759
USD	1,319	Toronto-Dominion Bank (The)	DKK	8,253	12/16/2020	26
USD	710,874	Morgan Stanley	EUR	600,000	12/16/2020	11,224
USD	530,736	Toronto-Dominion Bank (The)	EUR	446,986	12/16/2020	9,514
USD	782,763	Morgan Stanley	GBP	600,000	12/16/2020	6,702
USD	389,682	UBS AG	HKD	3,022,021	12/16/2020	3
USD	40,737	JPMorgan Chase Bank	NZD	61,055	12/16/2020	384
USD	266,396	Morgan Stanley	NZD	400,000	12/16/2020	2,027
USD	354,408	Toronto-Dominion Bank (The)	SEK	3,100,000	12/16/2020	5,936
USD	32,798	Toronto-Dominion Bank (The)	SGD	44,756	12/16/2020	21
Total unrealized appreciation						$80,939
AUD	938,893	Citibank NA	USD	684,614	12/16/2020	$(25,120)
CAD	1,104,150	Morgan Stanley	USD	837,355	12/16/2020	(9,075)
EUR	2,340,947	JPMorgan Chase Bank	USD	2,776,946	12/16/2020	(47,205)
EUR	323,725	Morgan Stanley	USD	383,239	12/16/2020	(5,749)
HKD	1,314,619	UBS AG	USD	169,520	12/16/2020	(5)
JPY	363,790,000	Toronto-Dominion Bank (The)	USD	3,490,710	12/16/2020	(8,641)
NOK	1,450,557	Toronto-Dominion Bank (The)	USD	161,257	12/16/2020	(9,533)
SEK	3,654,576	Morgan Stanley	USD	418,115	12/16/2020	(7,303)
USD	852,708	JPMorgan Chase Bank	JPY	90,000,000	12/16/2020	(8,741)
USD	381,763	Morgan Stanley	JPY	40,000,000	12/16/2020	(1,102)
USD	2,077,384	Toronto-Dominion Bank (The)	JPY	218,866,203	12/16/2020	(17,526)
USD	164,291	JPMorgan Chase Bank	NZD	250,000	12/16/2020	(940)
USD	183,871	BNP Paribas SA	SGD	251,344	12/16/2020	(200)
Total unrealized depreciation						$(141,140)
Net unrealized depreciation						$(60,201)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	5.2%
Austria	0.2
Belgium	1.0
Canada	8.8
Denmark	1.9
Finland	0.9
France	6.8
Germany	6.5
Hong Kong	2.8
Ireland	0.6
Israel	1.2
Italy	2.5
Japan	29.2
Netherlands	3.0
New Zealand	0.5
Norway	1.0
Portugal	0.2
Singapore	1.3
Spain	2.1
Sweden	3.7
Switzerland	5.6
United Kingdom	13.1
Other[1]	1.9
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.6%

Aerospace & Defense – 0.2%

AECC Aviation Power Co. Ltd., Class A	4,700	$25,632

Aselsan Elektronik Sanayi ve Ticaret A/S	21,402	42,763

AVIC Aircraft Co. Ltd., Class A	4,700	16,983

AviChina Industry & Technology Co. Ltd., Class H	70,000	36,016

Bharat Electronics Ltd.	17,280	20,286

China Aerospace Times Electronics Co. Ltd., Class A	14,100	13,910

China Spacesat Co. Ltd., Class A	4,700	22,005

Embraer SA*	15,600	16,314

Hanwha Aerospace Co. Ltd.*	899	19,886

Korea Aerospace Industries Ltd.	1,458	28,011

LIG Nex1 Co. Ltd.	430	10,630

United Aircraft Corp. PJSC*^	25,155,036	121,998
		374,434

Air Freight & Logistics – 0.2%

Hyundai Glovis Co. Ltd.	799	117,945

Kerry TJ Logistics Co. Ltd.	4,000	5,552

SF Holding Co. Ltd., Class A	4,700	58,082

Sinotrans Ltd., Class A	23,500	14,310

Sinotrans Ltd., Class H	83,000	24,510

STO Express Co. Ltd., Class A	4,700	9,884

YTO Express Group Co. Ltd., Class A	4,700	9,785

ZTO Express Cayman, Inc., ADR	6,439	186,602
		426,670

Airlines – 0.6%

Aegean Airlines SA*	11,379	34,993

Aeroflot PJSC*	470,799	337,015

Air Arabia PJSC	1,027,663	307,755

Air China Ltd., Class A	23,600	23,916

Air China Ltd., Class H	66,000	42,554

AirAsia Group Bhd.*	641,600	84,929

Asiana Airlines, Inc.*	49,989	157,496

Azul SA (Preference)*	5,400	21,119

China Airlines Ltd.*	87,000	26,614

China Eastern Airlines Corp. Ltd., Class A	14,300	9,796

Investments	Shares	Value

Airlines – (continued)

China Southern Airlines Co. Ltd., Class A*	14,100	$11,595

China Southern Airlines Co. Ltd., Class H*(a)	34,000	17,757

Eva Airways Corp.	74,798	28,242

Hainan Airlines Holding Co. Ltd., Class A*	47,000	10,873

Hanjin Kal Corp.	273	17,972

InterGlobe Aviation Ltd.*(b)	1,564	27,636

Jeju Air Co. Ltd.*	1,034	11,801

Korean Air Lines Co. Ltd.*	3,419	60,112

Pegasus Hava Tasimaciligi A/S*	15,845	74,660

Spring Airlines Co. Ltd., Class A	1,200	7,633

Turk Hava Yollari AO*	29,986	32,264
		1,346,732

Auto Components – 1.2%

Balkrishna Industries Ltd.	938	17,056

Bharat Forge Ltd.	5,654	34,432

Bosch Ltd.	208	32,587

Cheng Shin Rubber Industry Co. Ltd.	31,000	39,124

Cub Elecparts, Inc.	3,009	16,674

Endurance Technologies Ltd.(b)	1,456	20,790

Exide Industries Ltd.	5,676	12,182

Fuyao Glass Industry Group Co. Ltd., Class H(b)	8,400	35,583

Hankook Technology Group Co. Ltd.	11,247	147,687

Hankook Tire & Technology Co. Ltd.	2,392	66,720

Hanon Systems	2,546	25,130

Hota Industrial Manufacturing Co. Ltd.	1,826	5,618

Huayu Automotive Systems Co. Ltd., Class A	9,400	43,659

Hyundai Mobis Co. Ltd.	2,209	438,997

Hyundai Wia Corp.	7,429	273,342

Kenda Rubber Industrial Co. Ltd.	12,799	14,073

Kumho Tire Co., Inc.*	3,552	11,144

Mando Corp.	1,363	42,883

Minth Group Ltd.	12,000	49,595

Motherson Sumi Systems Ltd.	24,184	34,461

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Auto Components – (continued)

MRF Ltd.	19	$16,743

Nan Kang Rubber Tire Co. Ltd.	7,000	10,156

Nexen Tire Corp.	16,183	74,590

Nexteer Automotive Group Ltd.	376,000	312,733

Ningbo Joyson Electronic Corp., Class A	4,700	16,821

S&T Motiv Co. Ltd.	3,382	150,516

Sebang Global Battery Co. Ltd.	2,961	71,761

SL Corp.	1,545	19,743

Sundram Fasteners Ltd.	3,224	18,574

Tianneng Power International Ltd.(a)	330,000	537,032

Weifu High-Technology Group Co. Ltd., Class A	4,700	18,021

Xinyi Glass Holdings Ltd.	94,000	205,822
		2,814,249

Automobiles – 2.4%

Astra International Tbk. PT	639,200	237,105

BAIC Motor Corp. Ltd., Class H(b)	708,000	261,111

Bajaj Auto Ltd.	1,105	43,046

Brilliance China Automotive Holdings Ltd.	94,000	81,092

BYD Co. Ltd., Class A	2,400	57,244

BYD Co. Ltd., Class H(a)	9,500	188,779

China Motor Corp.*	5,400	8,401

Chongqing Changan Automobile Co. Ltd., Class A*	9,400	23,177

Dongfeng Motor Group Co. Ltd., Class H	100,000	70,279

DRB-Hicom Bhd.	380,900	174,178

Eicher Motors Ltd.	2,370	66,699

Ford Otomotiv Sanayi A/S	1,797	23,151

Geely Automobile Holdings Ltd.	188,000	385,947

Great Wall Motor Co. Ltd., Class A	9,400	33,278

Great Wall Motor Co. Ltd., Class H(a)	117,500	190,004

Guangzhou Automobile Group Co. Ltd., Class A	9,400	18,842

Guangzhou Automobile Group Co. Ltd., Class H(a)	94,000	96,366

Hero MotoCorp Ltd.	1,927	72,803

Hyundai Motor Co.	4,860	704,565

Investments	Shares	Value

Automobiles – (continued)

Hyundai Motor Co. (2nd Preference)	1,316	$92,666

Hyundai Motor Co. (3rd Preference)	54	3,612

Hyundai Motor Co. (Preference)	752	52,091

Kia Motors Corp.	9,083	404,240

Mahindra & Mahindra Ltd.	14,852	119,044

Maruti Suzuki India Ltd.	2,115	198,783

NIO, Inc., ADR*	17,061	521,725

Oriental Holdings Bhd.	130,900	160,041

SAIC Motor Corp. Ltd., Class A	23,500	81,195

Sanyang Motor Co. Ltd.	282,000	222,319

Tata Motors Ltd.*	68,055	121,816

Tata Motors Ltd., Class A*	13,101	9,820

Tofas Turk Otomobil Fabrikasi A/S	6,639	21,161

TVS Motor Co. Ltd.	3,564	21,906

UMW Holdings Bhd.	20,800	11,013

Yadea Group Holdings Ltd.(b)	444,000	633,235

Yulon Motor Co. Ltd.*	13,986	17,407
		5,428,141

Banks – 13.0%

Absa Group Ltd.	23,071	123,429

Abu Dhabi Commercial Bank PJSC(c)	93,382	149,232

Abu Dhabi Islamic Bank PJSC	19,571	23,177

AFFIN Bank Bhd.	134,710	44,417

Agricultural Bank of China Ltd., Class A	433,500	203,804

Agricultural Bank of China Ltd., Class H	940,000	317,582

Akbank T.A.S.*	72,533	41,272

Akbank T.A.S., ADR*	20,016	23,419

Al Khalij Commercial Bank PQSC	790,000	390,335

Al Rajhi Bank	19,480	341,782

Alinma Bank*	17,860	72,768

Alior Bank SA*	35,464	101,416

Alliance Bank Malaysia Bhd.	495,300	259,869

Alpha Bank AE*	41,378	20,870

AMMB Holdings Bhd.	70,500	48,357

AU Small Finance Bank Ltd.*(b)	2,288	23,938

Axis Bank Ltd.*	34,780	231,139

Banco Bradesco SA	42,551	134,088

Banco Bradesco SA (Preference)	148,600	519,559

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Banco Davivienda SA (Preference)	433	$2,823

Banco de Bogota SA	4,042	71,347

Banco de Chile	699,266	53,934

Banco de Credito e Inversiones SA	1,037	32,423

Banco del Bajio SA*(b)	303,100	249,859

Banco do Brasil SA*	48,600	251,176

Banco do Estado do Rio Grande do Sul SA (Preference), Class B	85,600	178,148

Banco Inter SA*	2,400	21,157

Banco Santander Chile	1,190,886	41,649

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(a)	228,000	167,805

Bancolombia SA	9,756	62,009

Bancolombia SA (Preference)	15,490	98,454

Bandhan Bank Ltd.*(b)	12,300	48,041

Bangkok Bank PCL, NVDR	18,800	58,359

Bank Al Habib Ltd.	446,500	186,934

Bank AlBilad	7,473	46,349

Bank Alfalah Ltd.	587,500	121,277

Bank Al-Jazira	12,573	43,650

Bank BTPN Syariah Tbk. PT	91,200	23,073

Bank Central Asia Tbk. PT	173,400	343,243

Bank Handlowy w Warszawie SA*	1,034	7,200

Bank Mandiri Persero Tbk. PT	611,000	241,267

Bank Millennium SA*	273,461	149,021

Bank Negara Indonesia Persero Tbk. PT	267,900	86,827

Bank of Ayudhya PCL, NVDR	56,400	34,201

Bank of Baroda*	41,116	23,136

Bank of Beijing Co. Ltd., Class A	65,800	45,862

Bank of Changsha Co. Ltd., Class A	9,400	12,641

Bank of Chengdu Co. Ltd., Class A	18,800	29,041

Bank of China Ltd., Class A	239,700	113,765

Bank of China Ltd., Class H	2,585,000	816,682

Bank of Chongqing Co. Ltd., Class H	235,000	131,518

Bank of Communications Co. Ltd., Class A	112,800	76,264

Investments	Shares	Value

Banks – (continued)

Bank of Communications Co. Ltd., Class H	729,000	$358,162

Bank of Hangzhou Co. Ltd., Class A	18,800	36,392

Bank of Jiangsu Co. Ltd., Class A	37,600	33,727

Bank of Nanjing Co. Ltd., Class A	37,600	42,930

Bank of Ningbo Co. Ltd., Class A	18,800	95,344

Bank of Shanghai Co. Ltd., Class A	42,300	49,559

Bank of the Philippine Islands	52,640	79,993

Bank Pembangunan Daerah Jawa Timur Tbk. PT	1,682,600	66,729

Bank Polska Kasa Opieki SA*	5,076	54,132

Bank Rakyat Indonesia Persero Tbk. PT	843,500	193,789

Bank Tabungan Negara Persero Tbk. PT	1,790,100	170,136

Banque Saudi Fransi	8,319	65,881

BDO Unibank, Inc.	33,840	62,157

BIMB Holdings Bhd.	15,380	11,623

BNK Financial Group, Inc.	11,562	56,144

BOC Hong Kong Holdings Ltd.	117,500	325,764

Canara Bank*	128,025	148,915

Capitec Bank Holdings Ltd.*	1,338	93,873

Chang Hwa Commercial Bank Ltd.	108,517	64,685

China Banking Corp.	481,174	217,224

China CITIC Bank Corp. Ltd., Class H	423,000	171,822

China Construction Bank Corp., Class A	28,200	26,474

China Construction Bank Corp., Class H	3,347,000	2,309,065

China Everbright Bank Co. Ltd., Class A	112,800	65,994

China Everbright Bank Co. Ltd., Class H	141,000	48,728

China Merchants Bank Co. Ltd., Class A	56,400	335,107

China Merchants Bank Co. Ltd., Class H	129,000	670,380

China Minsheng Banking Corp. Ltd., Class A	108,100	85,187

China Minsheng Banking Corp. Ltd., Class H(a)	188,000	102,790

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Chong Hing Bank Ltd.	76,000	$89,575

Chongqing Rural Commercial Bank Co. Ltd., Class A	18,800	12,542

Chongqing Rural Commercial Bank Co. Ltd., Class H	94,000	37,455

CIMB Group Holdings Bhd.	233,200	165,569

City Union Bank Ltd.	9,675	19,283

Commercial Bank PSQC (The)	67,333	78,595

Commercial International Bank Egypt SAE	49,522	192,568

Credicorp Ltd.	2,115	242,548

Credit Agricole Egypt SAE	56,543	93,602

Credit Bank of Moscow PJSC*	394,190	27,102

CTBC Financial Holding Co. Ltd.	658,000	415,225

DGB Financial Group, Inc.	75,751	412,568

Doha Bank QPSC*	681,573	454,881

Dubai Islamic Bank PJSC	70,500	79,844

E.Sun Financial Holding Co. Ltd.	188,645	160,263

Emirates NBD Bank PJSC	42,894	110,938

Eurobank Ergasias Services and Holdings SA*	94,564	31,361

Far Eastern International Bank	57,000	20,625

Federal Bank Ltd.*	637,217	433,797

First Abu Dhabi Bank PJSC	72,286	225,528

First Financial Holding Co. Ltd.	149,473	104,775

Grupo Aval Acciones y Valores SA (Preference)	143,679	33,174

Grupo Bolivar SA	15,198	240,509

Grupo Elektra SAB de CV	1,175	66,368

Grupo Financiero Banorte SAB de CV, Class O*	83,300	369,961

Grupo Financiero Inbursa SAB de CV, Class O*	61,100	45,112

Grupo Security SA	518,964	80,523

Habib Bank Ltd.	32,200	26,152

Hana Financial Group, Inc.	9,588	256,874

Hong Leong Bank Bhd.	14,100	50,224

Hong Leong Financial Group Bhd.	5,000	16,967

Hua Nan Financial Holdings Co. Ltd.	166,166	99,920

Huaxia Bank Co. Ltd., Class A	47,000	42,509

Investments	Shares	Value

Banks – (continued)

Huishang Bank Corp. Ltd., Class H(a)	421,000	$138,436

ICICI Bank Ltd.*	81,143	429,872

IDFC First Bank Ltd.*	42,452	17,529

Industrial & Commercial Bank of China Ltd., Class H	2,535,000	1,425,250

Industrial Bank Co. Ltd., Class A	61,100	162,321

Industrial Bank of Korea	9,353	67,343

ING Bank Slaski SA*	237	6,135

Intercorp Financial Services, Inc.(b)	1,040	21,632

Itau CorpBanca Chile SA	1,015,777	2,676

Itau Unibanco Holding SA (Preference)	164,500	669,868

Itausa SA	19,909	35,633

Itausa SA (Preference)	79,900	125,961

JB Financial Group Co. Ltd.	71,456	321,165

Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	6,700	6,770

Kasikornbank PCL, NVDR	40,000	97,858

KB Financial Group, Inc.	13,308	470,305

Kiatnakin Phatra Bank PCL, NVDR	20,800	26,361

King’s Town Bank Co. Ltd.	24,000	32,513

Komercni banka A/S*	2,394	48,450

Kotak Mahindra Bank Ltd.*	17,343	362,130

Krung Thai Bank PCL, NVDR	136,300	37,828

LH Financial Group PCL, NVDR	2,213,700	63,213

Malayan Banking Bhd.	101,400	170,830

Malaysia Building Society Bhd.	100,217	11,819

Masraf Al Rayan QSC	54,081	63,795

mBank SA*	532	15,502

MCB Bank Ltd.	16,300	16,913

Mega Financial Holding Co. Ltd.	188,000	181,076

Metropolitan Bank & Trust Co.	38,560	32,465

Moneta Money Bank A/S(b)	194,521	440,186

National Bank of Greece SA*	13,649	14,255

National Commercial Bank	22,936	238,821

Nedbank Group Ltd.	13,677	80,789

OTP Bank Nyrt.*	7,050	219,574

Philippine National Bank*	264,800	148,813

Ping An Bank Co. Ltd., Class A	56,400	149,413

Piraeus Bank SA*	132,994	101,471

Postal Savings Bank of China Co. Ltd., Class H(b)	329,000	161,215

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Powszechna Kasa Oszczednosci Bank Polski SA*	29,691	$141,987

Public Bank Bhd.	47,000	170,580

Punjab National Bank*	51,127	18,455

Qatar International Islamic Bank QSC	9,789	22,318

Qatar Islamic Bank SAQ	17,797	79,185

Qatar National Bank QPSC	70,867	344,506

RBL Bank Ltd.(b)	168,590	396,636

Regional SAB de CV*(a)	55,800	150,321

RHB Bank Bhd.	64,000	65,155

Riyad Bank	45,836	219,995

Samba Financial Group	13,813	101,656

Santander Bank Polska SA*	1,005	31,187

Saudi Investment Bank (The)*	5,844	25,057

Sberbank of Russia PJSC	362,370	916,462

Sberbank of Russia PJSC (Preference)	33,948	82,684

Security Bank Corp.	5,130	10,218

Shanghai Commercial & Savings Bank Ltd. (The)	73,568	95,292

Shanghai Pudong Development Bank Co. Ltd., Class A	89,300	123,417

Shinhan Financial Group Co. Ltd.	15,257	408,081

Siam Commercial Bank PCL (The), NVDR	52,000	108,446

SinoPac Financial Holdings Co. Ltd.	188,000	70,327

Standard Bank Group Ltd.	43,962	286,979

State Bank of India*	61,053	155,912

Taichung Commercial Bank Co. Ltd.	79,952	30,328

Taishin Financial Holding Co. Ltd.	404,422	178,150

Taiwan Business Bank	117,035	38,461

Taiwan Cooperative Financial Holding Co. Ltd.	138,020	92,645

Thanachart Capital PCL, NVDR	20,200	17,823

Tisco Financial Group PCL, NVDR	9,900	22,473

TMB Bank PCL, NVDR	1,603,100	41,662

Turkiye Garanti Bankasi A/S*	76,563	60,279

Turkiye Halk Bankasi A/S*	28,578	16,022

Turkiye Is Bankasi A/S, Class C*	60,301	36,757

Turkiye Vakiflar Bankasi TAO, Class D*	51,728	23,510

Investments	Shares	Value

Banks – (continued)

Union Bank of India*	303,479	$98,488

Union Bank of Taiwan	116,946	41,090

United Bank Ltd.	186,000	127,286

VTB Bank PJSC	206,441,531	85,044

Woori Financial Group, Inc.	18,612	145,819

Yapi ve Kredi Bankasi A/S*	80,342	20,605

Yes Bank Ltd.*	47,953	8,024
		29,444,739

Beverages – 0.7%

Ambev SA*	65,800	138,995

Anadolu Efes Biracilik ve Malt Sanayii A/S	9,872	22,881

Anhui Gujing Distillery Co. Ltd., Class B	1,800	20,426

Arca Continental SAB de CV	9,700	42,101

Becle SAB de CV	10,700	22,393

Carabao Group PCL, NVDR	2,800	9,837

Carlsberg Brewery Malaysia Bhd.	1,100	4,887

China Resources Beer Holdings Co. Ltd.	21,107	130,781

Cia Cervecerias Unidas SA	1,212	6,733

Coca-Cola Femsa SAB de CV(a)	9,400	35,484

Coca-Cola Icecek A/S*	2,875	15,399

Distell Group Holdings Ltd.	3,420	17,114

Embotelladora Andina SA (Preference), Class B	9,513	19,787

Emperador, Inc.	55,200	11,428

Fomento Economico Mexicano SAB de CV	28,200	150,678

Fraser & Neave Holdings Bhd.	3,700	28,140

Heineken Malaysia Bhd.	1,900	8,222

Hey Song Corp.	2,000	2,272

Hite Jinro Co. Ltd.	348	10,274

Jiangsu King’s Luck Brewery JSC Ltd., Class A	1,600	12,382

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2,100	52,674

Kweichow Moutai Co. Ltd., Class A	1,600	398,799

Lotte Chilsung Beverage Co. Ltd.	150	11,355

Luzhou Laojiao Co. Ltd., Class A	2,400	61,789

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Beverages – (continued)

Osotspa PCL, NVDR	20,400	$20,945

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,000	33,599

Tsingtao Brewery Co. Ltd., Class H	8,000	66,075

United Breweries Ltd.	1,379	17,235

United Spirits Ltd.*	5,911	40,224

Varun Beverages Ltd.	1,161	10,260

Vina Concha y Toro SA	1,616	2,576

Wuliangye Yibin Co. Ltd., Class A	4,700	171,405
		1,597,150

Biotechnology – 0.5%

3SBio, Inc.*(a)(b)	18,480	17,182

ABLBio, Inc.*	437	9,590

Alteogen, Inc.*	302	42,132

Amicogen, Inc.*	514	13,861

BeiGene Ltd.*	8,000	177,541

Biocon Ltd.*	6,644	36,184

Celltrion, Inc.*	1,546	328,356

China Biologic Products Holdings, Inc.*	228	26,496

Genexine, Inc.*	282	28,009

Green Cross Cell Corp.	258	8,617

Green Cross Corp.	145	38,336

Green Cross Holdings Corp.	631	12,512

G-treeBNT Co. Ltd.*	525	12,700

Helixmith Co. Ltd.*	432	7,043

Hualan Biological Engineering, Inc., Class A	1,900	14,519

Hugel, Inc.*	126	23,319

Innovent Biologics, Inc.*(b)	13,500	99,576

Jinyu Bio-Technology Co. Ltd., Class A	4,700	16,597

MedPacto, Inc.*	235	21,994

Medytox, Inc.	110	17,915

OBI Pharma, Inc.*	2,584	10,028

PharmaEssentia Corp.*	5,364	15,002

Seegene, Inc.	326	75,416

Shanghai RAAS Blood Products Co. Ltd., Class A	9,400	11,953

SillaJen, Inc.*‡(c)	2,522	20,170

TaiMed Biologics, Inc.*	1,000	3,112

Investments	Shares	Value

Biotechnology – (continued)

Tanvex BioPharma, Inc.*	9,000	$11,768

Zai Lab Ltd., ADR*(a)	902	74,009
		1,173,937

Building Products – 0.1%

Astral Poly Technik Ltd.	237	3,594

China Lesso Group Holdings Ltd.	34,000	54,892

Kajaria Ceramics Ltd.	2,608	20,039

Kyung Dong Navien Co. Ltd.	208	9,715

LG Hausys Ltd.	2,538	147,847

Taiwan Glass Industry Corp.*	11,000	4,826
		240,913

Capital Markets – 1.9%

Administradora de Fondos de Pensiones Habitat SA	86,161	53,991

B3 SA – Brasil Bolsa Balcao	32,900	291,284

Banco BTG Pactual SA*	4,700	59,096

Bangkok Commercial Asset Management PCL, NVDR	25,000	16,203

Bolsa Mexicana de Valores SAB de CV	6,900	13,983

Bursa Malaysia Bhd.	8,000	15,519

Caitong Securities Co. Ltd., Class A	9,400	18,014

Capital Securities Corp.	944,000	359,732

Changjiang Securities Co. Ltd., Class A	14,100	15,846

China Cinda Asset Management Co. Ltd., Class H	282,000	52,728

China Everbright Ltd.	28,000	36,901

China Galaxy Securities Co. Ltd., Class A	5,200	9,119

China Galaxy Securities Co. Ltd., Class H(a)	61,000	33,352

China Huarong Asset Management Co. Ltd., Class H(b)	208,000	21,726

China International Capital Corp. Ltd., Class H*(b)	28,400	66,067

China Merchants Securities Co. Ltd., Class A	12,220	37,735

China Merchants Securities Co. Ltd., Class H(b)	16,600	20,550

CITIC Securities Co. Ltd., Class A	14,100	60,249

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Capital Markets – (continued)

CITIC Securities Co. Ltd., Class H	36,500	$78,697

Coronation Fund Managers Ltd.	7,009	16,189

CSC Financial Co. Ltd., Class H(a)(b)	356,000	429,687

Daishin Securities Co. Ltd.	14,523	171,506

Daishin Securities Co. Ltd. (Preference)	7,008	61,390

Daou Technology, Inc.	10,650	175,513

Dubai Financial Market PJSC	67,052	15,279

Egyptian Financial Group-Hermes Holding Co.*	258,166	203,244

Everbright Securities Co. Ltd., Class A	9,400	25,239

Founder Securities Co. Ltd., Class A*	14,100	19,550

GF Securities Co. Ltd., Class A	14,100	32,408

GF Securities Co. Ltd., Class H	9,400	12,109

Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	1,400	3,280

Guosen Securities Co. Ltd., Class A	14,100	28,094

Guotai Junan International Holdings Ltd.(a)	1,163,000	148,471

Guotai Junan Securities Co. Ltd., Class A	14,100	38,721

Guotai Junan Securities Co. Ltd., Class H(b)	3,600	4,679

Haitong Securities Co. Ltd., Class A	18,800	39,395

Haitong Securities Co. Ltd., Class H(a)	37,600	31,710

HDFC Asset Management Co. Ltd.(b)	782	23,745

Huatai Securities Co. Ltd., Class A	9,400	28,564

Huatai Securities Co. Ltd., Class H(b)	28,200	45,528

IBF Financial Holdings Co. Ltd.	48,206	19,802

ICICI Securities Ltd.(b)	1,880	11,757

Investec Ltd.	144,411	264,937

Jih Sun Financial Holdings Co. Ltd.	39,037	14,330

JSE Ltd.	2,795	18,698

KIWOOM Securities Co. Ltd.	363	32,951

Korea Investment Holdings Co. Ltd.	1,401	84,700

Investments	Shares	Value

Capital Markets – (continued)

Macquarie Korea Infrastructure Fund	5,397	$52,320

Meritz Securities Co. Ltd.	6,708	19,449

Mirae Asset Daewoo Co. Ltd.	12,408	91,526

Mirae Asset Daewoo Co. Ltd. (2nd Preference)	6,840	27,217

Moscow Exchange MICEX-RTS PJSC	25,591	43,141

Nanjing Securities Co. Ltd., Class A	9,400	17,509

NH Investment & Securities Co. Ltd.	4,841	40,701

Nippon Life India Asset Management Ltd.(b)	5,244	19,237

Noah Holdings Ltd., ADR*(a)	800	21,064

Orient Securities Co. Ltd., Class A	9,400	15,068

President Securities Corp.	383,520	197,100

PSG Konsult Ltd.	3,256	1,583

Reinet Investments SCA	3,713	58,917

Samsung Securities Co. Ltd.	2,632	74,458

SDIC Capital Co. Ltd., Class A	9,400	19,599

Shenwan Hongyuan Group Co. Ltd., Class A	18,800	14,142

Shenwan Hongyuan Group Co. Ltd., Class H(b)	75,200	19,006

Shinyoung Securities Co. Ltd.	1,739	70,191

Sinolink Securities Co. Ltd., Class A	9,400	20,960

Warsaw Stock Exchange	1,040	11,295

Yuanta Securities Korea Co. Ltd.*	37,916	89,886
		4,186,637

Chemicals – 4.1%

Aarti Industries Ltd.	893	12,057

Advanced Petrochemical Co.	1,686	25,985

AECI Ltd.	49,238	231,118

Alpek SAB de CV	172,400	128,505

Asian Paints Ltd.	6,674	199,164

Atul Ltd.	259	21,000

Barito Pacific Tbk. PT*	474,700	29,212

Batu Kawan Bhd.	6,300	22,926

Bayer CropScience Ltd.	141	10,366

Berger Paints India Ltd.	4,933	41,474

Braskem SA (Preference), Class A*	5,300	20,994

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Castrol India Ltd.	9,090	$13,983

Chandra Asri Petrochemical Tbk. PT*	51,500	28,171

China Lumena New Materials Corp.*‡(c)	22,200	—

China Man-Made Fiber Corp.*	611,425	178,489

China Petrochemical Development Corp.	76,000	22,718

China Risun Group Ltd.(b)	440,000	128,797

China Steel Chemical Corp.	1,000	3,202

Ciech SA*	13,348	87,557

Coromandel International Ltd.	1,898	18,608

D&L Industries, Inc.	110,800	14,262

Dongjin Semichem Co. Ltd.	206	4,929

Dongyue Group Ltd.(a)	514,000	195,529

Ecopro Co. Ltd.	8,606	322,336

Egypt Kuwait Holding Co. SAE	30,919	32,063

Engro Corp. Ltd.	11,270	21,395

Engro Fertilizers Ltd.	229,500	92,230

Eternal Materials Co. Ltd.	19,010	22,364

Fauji Fertilizer Co. Ltd.	40,039	26,403

Foosung Co. Ltd.	1,768	13,883

Formosa Chemicals & Fibre Corp.	66,000	158,750

Formosa Plastics Corp.	72,000	199,109

Fufeng Group Ltd.*	517,000	163,336

Grand Pacific Petrochemical*	329,000	261,673

Grupa Azoty SA*	18,506	95,712

Hansol Chemical Co. Ltd.	224	27,835

Hanwha Solutions Corp.	3,419	131,674

HDC Holdings Co. Ltd.	15,786	138,842

Hengli Petrochemical Co. Ltd., Class A	14,100	40,615

Hengyi Petrochemical Co. Ltd., Class A	14,100	24,243

Huabao International Holdings Ltd.(a)	376,000	339,885

Huchems Fine Chemical Corp.	8,106	163,592

Indorama Ventures PCL, NVDR	84,600	59,988

Jiangsu Eastern Shenghong Co. Ltd., Class A	14,100	12,921

Kansai Nerolac Paints Ltd.	2,196	15,250

KCC Corp.	170	22,922

Kolon Industries, Inc.	8,216	256,320

Korea Petrochemical Ind Co. Ltd.	2,015	344,505

Kumho Petrochemical Co. Ltd.	752	88,143

Investments	Shares	Value

Chemicals – (continued)

LG Chem Ltd.	752	$404,928

LG Chem Ltd. (Preference)	152	41,526

Lomon Billions Group Co. Ltd., Class A	4,700	17,354

Lotte Chemical Corp.	564	115,812

LOTTE Fine Chemical Co. Ltd.	7,353	314,286

Mesaieed Petrochemical Holding Co.	76,751	39,103

Misr Fertilizers Production Co. SAE	17,443	51,607

Nan Ya Plastics Corp.	91,000	186,750

National Industrialization Co.*	5,584	16,825

National Petrochemical Co.	1,669	12,038

Navin Fluorine International Ltd.	517	15,638

OCI Co. Ltd.*	333	18,136

Orbia Advance Corp. SAB de CV	28,733	50,653

Oriental Union Chemical Corp.	273,000	156,526

Petkim Petrokimya Holding A/S*	47,514	23,295

Petronas Chemicals Group Bhd.	47,000	66,173

PhosAgro PJSC	1,097	38,919

PI Advanced Materials Co. Ltd.	520	13,107

PI Industries Ltd.	1,268	37,595

Pidilite Industries Ltd.	2,350	49,798

PTT Global Chemical PCL, NVDR	61,100	78,415

Rongsheng Petro Chemical Co. Ltd., Class A	9,400	26,740

Sahara International Petrochemical Co.*	5,715	22,218

Sasa Polyester Sanayi A/S*	2,128	3,884

Sasol Ltd.*	19,030	98,413

Saudi Arabian Fertilizer Co.	3,525	70,870

Saudi Basic Industries Corp.	14,435	346,412

Saudi Industrial Investment Group	9,541	51,644

Saudi Kayan Petrochemical Co.*	15,322	38,731

Scientex Bhd.	8,700	24,875

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	4,700	19,831

Shanghai Huayi Group Co. Ltd., Class B	108,800	52,877

Shinkong Synthetic Fibers Corp.	611,000	246,720

Sinoma Science & Technology Co. Ltd., Class A	1,800	5,155

SK Chemicals Co. Ltd.	3,478	1,060,534

SK Materials Co. Ltd.	65	12,723

SKC Co. Ltd.	279	17,998

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Sociedad Quimica y Minera de Chile SA (Preference), Class B	2,021	$73,761

Solar Industries India Ltd.	1,040	14,172

Soulbrain Holdings Co. Ltd.	291	10,976

SRF Ltd.	401	23,900

Sumitomo Chemical India Ltd.	2,585	9,320

Supreme Industries Ltd.	1,204	23,504

Taekwang Industrial Co. Ltd.	124	77,589

Taiwan Fertilizer Co. Ltd.	12,000	21,480

Tata Chemicals Ltd.	1,541	6,703

Tianqi Lithium Corp., Class A*	4,700	13,889

TOA Paint Thailand PCL, NVDR	12,000	12,417

Tongkun Group Co. Ltd., Class A	9,400	21,227

TSRC Corp.	34,000	24,070

UPL Ltd.	10,811	66,121

USI Corp.	366,000	225,843

Vinythai PCL, NVDR	98,700	76,319

Wanhua Chemical Group Co. Ltd., Class A	4,700	55,059

Yanbu National Petrochemical Co.	5,217	79,988

Zhejiang Huafeng Spandex Co. Ltd., Class A	14,100	16,856

Zhejiang Longsheng Group Co. Ltd., Class A	9,400	18,645

Zhejiang Satellite Petrochemical Co. Ltd., Class A	1,700	5,620
		9,240,603

Commercial Services & Supplies – 0.2%

A-Living Services Co. Ltd., Class H(a)(b)	5,000	20,955

China Everbright Environment Group Ltd.	141,000	70,911

Cleanaway Co. Ltd.	1,000	5,506

Country Garden Services Holdings Co. Ltd.	20,887	131,034

ECOVE Environment Corp.	1,000	7,429

Ever Sunshine Lifestyle Services Group Ltd.(b)	10,000	17,202

Greentown Service Group Co. Ltd.(b)	30,000	32,844

S-1 Corp.	347	24,954

Investments	Shares	Value

Commercial Services & Supplies – (continued)

Sunny Friend Environmental Technology Co. Ltd.	1,000	$7,394

Taiwan Secom Co. Ltd.	3,165	9,704

Taiwan Shin Kong Security Co. Ltd.	8,322	10,605
		338,538

Communications Equipment – 0.2%

Accton Technology Corp.	10,000	72,544

Advanced Ceramic X Corp.	1,000	12,516

BYD Electronic International Co. Ltd.(a)	10,000	42,941

Comba Telecom Systems Holdings Ltd.(a)	48,000	15,350

KMW Co. Ltd.*	563	30,911

Seojin System Co. Ltd.	5,358	165,504

Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	900	5,780

Wistron NeWeb Corp.	10,093	26,641

ZTE Corp., Class A	4,700	22,637

ZTE Corp., Class H	18,800	41,407
		436,231

Construction & Engineering – 1.2%

BES Engineering Corp.	55,000	14,094

Budimex SA	460	27,157

CH Karnchang PCL, NVDR	737	352

China Communications Construction Co. Ltd., Class A	14,100	15,552

China Communications Construction Co. Ltd., Class H	170,000	88,783

China Communications Services Corp. Ltd., Class H	1,056,000	612,778

China Conch Venture Holdings Ltd.	26,000	115,502

China Energy Engineering Corp. Ltd., Class H(a)	2,532,000	238,349

China National Chemical Engineering Co. Ltd., Class A	14,100	11,132

China Railway Construction Corp. Ltd., Class A	23,500	29,216

China Railway Construction Corp. Ltd., Class H	73,500	49,664

China Railway Group Ltd., Class A	47,000	37,669

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction & Engineering – (continued)

China Railway Group Ltd., Class H	141,000	$64,729

China State Construction Engineering Corp. Ltd., Class A	126,900	96,782

China State Construction International Holdings Ltd.	80,000	55,294

CTCI Corp.	11,000	14,979

Daelim Industrial Co. Ltd.	896	61,592

Daewoo Engineering & Construction Co. Ltd.*	10,058	26,592

Gamuda Bhd.	47,221	37,845

GEK Terna Holding Real Estate Construction SA*	1,216	8,201

GS Engineering & Construction Corp.	1,786	42,025

HDC Hyundai Development Co-Engineering & Construction, Class E	1,236	21,568

Hyundai Engineering & Construction Co. Ltd.	2,658	71,797

IJM Corp. Bhd.	78,400	25,284

IS Dongseo Co. Ltd.	6,640	223,538

KEPCO Engineering & Construction Co., Inc.	602	8,250

Larsen & Toubro Ltd.	10,640	133,447

Larsen & Toubro Ltd., GDR(b)	296	3,611

Malaysian Resources Corp. Bhd.	83,200	7,509

Metallurgical Corp. of China Ltd., Class A	65,800	25,435

Metallurgical Corp. of China Ltd., Class H	118,000	19,020

Power Construction Corp. of China Ltd., Class A	37,600	21,549

Samsung Engineering Co. Ltd.*	5,394	55,856

Shanghai Construction Group Co. Ltd., Class A	23,500	10,662

Shanghai Tunnel Engineering Co. Ltd., Class A	14,100	11,743

Sino-Thai Engineering & Construction PCL, NVDR	11,571	3,750

Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	9,400	13,833

Taeyoung Engineering & Construction Co. Ltd.	1,328	11,668

Tekfen Holding A/S	81,263	128,637

Investments	Shares	Value

Construction & Engineering – (continued)

United Integrated Services Co. Ltd.	6,000	$41,638

Voltas Ltd.	2,990	28,467

Waskita Karya Persero Tbk. PT	1,734,500	87,763

Wijaya Karya Persero Tbk. PT	1,264,600	104,194
		2,707,506

Construction Materials – 1.5%

ACC Ltd.	1,404	31,241

Ambuja Cements Ltd.	11,177	39,168

Anhui Conch Cement Co. Ltd., Class A	9,400	71,326

Anhui Conch Cement Co. Ltd., Class H	39,000	243,157

Asia Cement China Holdings Corp.	189,000	172,796

Asia Cement Corp.	80,000	115,091

BBMG Corp., Class A	42,300	19,003

BBMG Corp., Class H	141,000	26,546

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	3,000	16,598

Cahya Mata Sarawak Bhd.	298,300	77,536

Cementos Argos SA	5,520	6,523

Cementos Argos SA (Preference)	10,296	9,910

Cemex SAB de CV	514,000	211,615

Chia Hsin Cement Corp.	235,000	128,166

China Jushi Co. Ltd., Class A	4,500	9,369

China National Building Material Co. Ltd., Class H	130,050	149,087

China Resources Cement Holdings Ltd.	68,000	88,739

China Shanshui Cement Group Ltd.*	603,000	146,185

Dalmia Bharat Ltd.	1,648	18,743

Gansu Shangfeng Cement Co. Ltd., Class A	4,700	15,390

Grasim Industries Ltd.	7,614	79,970

Grupo Argos SA	7,752	21,358

Grupo Argos SA (Preference)	5,396	12,039

Grupo Cementos de Chihuahua SAB de CV	72,800	365,446

Guangdong Tapai Group Co. Ltd., Class A	9,400	18,421

Huaxin Cement Co. Ltd., Class A	3,700	13,353

Huaxin Cement Co. Ltd., Class B	10,400	21,632

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – (continued)

Indocement Tunggal Prakarsa Tbk. PT	32,900	$27,501

Lucky Cement Ltd.*	5,787	24,310

POSCO Chemical Co. Ltd.	308	20,005

Ramco Cements Ltd. (The)	2,289	24,616

Saudi Cement Co.	2,022	29,222

Semen Indonesia Persero Tbk. PT	56,400	36,925

Shree Cement Ltd.	188	55,036

Siam Cement PCL (The), NVDR	9,400	101,940

Southern Province Cement Co.	1,634	29,235

Ssangyong Cement Industrial Co. Ltd.	290	1,418

Taiwan Cement Corp.	170,452	241,643

Tangshan Jidong Cement Co. Ltd., Class A	4,700	10,515

TPI Polene PCL, NVDR	1,977,200	87,544

UltraTech Cement Ltd.	2,023	124,863

Union Andina de Cementos SAA	407,120	146,432

West China Cement Ltd.	1,222,000	181,216

Yanbu Cement Co.	2,888	25,412
		3,296,241

Consumer Finance – 0.8%

360 DigiTech, Inc., ADR*(a)	29,529	340,174

AEON Credit Service M Bhd.	37,300	81,871

Aju Capital Co. Ltd.	6,470	67,568

Bajaj Finance Ltd.	4,042	180,481

Cholamandalam Investment and Finance Co. Ltd.	4,975	18,344

Krungthai Card PCL, NVDR	4,300	5,450

LexinFintech Holdings Ltd., ADR*(a)	46,508	383,226

Mahindra & Mahindra Financial Services Ltd.*	258,078	425,907

Manappuram Finance Ltd.	6,929	14,530

Muangthai Capital PCL, NVDR*	20,600	36,187

Muthoot Finance Ltd.	2,622	43,547

Samsung Card Co. Ltd.	1,140	29,537

SBI Cards & Payment Services Ltd.	2,239	24,163

Shriram Transport Finance Co. Ltd.	5,358	50,137

Srisawad Corp. PCL, NVDR	15,203	24,145

Sundaram Finance Ltd.	1,310	25,590

Transaction Capital Ltd.	17,028	20,708

Yixin Group Ltd.*(b)	75,000	18,666

Investments	Shares	Value

Consumer Finance – (continued)

Yulon Finance Corp.	1,210	$4,086
		1,794,317

Containers & Packaging – 0.4%

Cheng Loong Corp.	437,000	518,683

Klabin SA	14,100	58,053

Taiwan Hon Chuan Enterprise Co. Ltd.	113,000	230,713
		807,449

Distributors – 0.1%

Inter Cars SA*	4,124	210,169

Liaoning Cheng Da Co. Ltd., Class A	2,000	6,731

Wuchan Zhongda Group Co. Ltd., Class A	13,800	9,104

Zhejiang Orient Financial Holdings Group Co. Ltd., Class A	14,100	14,605
		240,609

Diversified Consumer Services – 0.5%

Cairo Investment & Real Estate Development Co. SAE	14,617	13,919

China Education Group Holdings Ltd.(b)	13,000	21,592

China Maple Leaf Educational Systems Ltd.	56,000	15,165

China Yuhua Education Corp. Ltd.(b)	28,000	22,133

Cogna Educacao	31,200	23,213

Fu Shou Yuan International Group Ltd.	21,000	21,610

GSX Techedu, Inc., ADR*(a)	1,596	106,006

Koolearn Technology Holding Ltd.*(a)(b)	5,000	16,151

Lung Yen Life Service Corp.	2,000	3,685

MegaStudyEdu Co. Ltd.	3,384	103,336

New Oriental Education & Technology Group, Inc., ADR*	2,193	351,713

Offcn Education Technology Co. Ltd., Class A	4,700	27,722

TAL Education Group, ADR*	6,353	422,221

Tianli Education International Holdings Ltd.*(b)	20,000	15,835

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Consumer Services – (continued)

Wisdom Education International Holdings Co. Ltd.(b)	40,000	$12,998

YDUQS Participacoes SA	5,200	20,670

Youdao, Inc., ADR*(a)	376	9,472
		1,207,441

Diversified Financial Services – 0.9%

Aditya Birla Capital Ltd.*	205,390	179,456

Avic Capital Co. Ltd., Class A	23,500	15,327

Bajaj Holdings & Investment Ltd.	750	23,345

Chailease Holding Co. Ltd.	21,460	103,911

Corp. Financiera Colombiana SA*	41,191	277,837

CSSC Hong Kong Shipping Co. Ltd.(b)	420,000	61,200

Far East Horizon Ltd.(a)	71,000	69,674

FirstRand Ltd.	181,851	420,808

Grupo de Inversiones Suramericana SA	9,776	50,977

Grupo de Inversiones Suramericana SA (Preference)	4,992	21,640

Haci Omer Sabanci Holding A/S	48,316	47,434

Haitong UniTrust International Leasing Co. Ltd., Class H(b)	470,000	71,517

Inversiones La Construccion SA	14,215	76,214

L&T Finance Holdings Ltd.	23,796	20,679

Meritz Financial Group, Inc.	947	7,862

Metro Pacific Investments Corp.	381,000	31,566

NICE Holdings Co. Ltd.	728	11,548

Power Finance Corp. Ltd.	34,352	40,375

REC Ltd.	33,417	46,378

Remgro Ltd.	19,975	106,177

RMB Holdings Ltd.*	39,805	2,621

Turkiye Sinai Kalkinma Bankasi A/S*	595,490	181,140

Yuanta Financial Holding Co. Ltd.	406,920	252,516
		2,120,202

Diversified Telecommunication Services – 1.4%

Asia Pacific Telecom Co. Ltd.*	68,164	22,401

Bharti Infratel Ltd.	16,168	40,481

China Telecom Corp. Ltd., Class H	470,000	147,882

China Tower Corp. Ltd., Class H(b)	752,000	117,336

Investments	Shares	Value

Diversified Telecommunication Services – (continued)

China Unicom Hong Kong Ltd.	188,000	$115,396

Chunghwa Telecom Co. Ltd.	56,000	209,485

CITIC Telecom International Holdings Ltd.	690,000	218,882

Emirates Telecommunications Group Co. PJSC	30,832	141,689

Hellenic Telecommunications Organization SA	3,602	47,916

Jasmine International PCL, NVDR	76,400	6,324

LG Uplus Corp.	7,161	69,736

Link Net Tbk. PT	289,700	41,598

Magyar Telekom Telecommunications plc	191,465	210,931

O2 Czech Republic A/S*	2,797	26,213

Oi SA*	2,491,000	669,624

Ooredoo QPSC	32,524	59,224

Orange Polska SA*	14,014	21,496

Rostelecom PJSC	45,672	53,298

Rostelecom PJSC (Preference)	15,392	15,879

Sarana Menara Nusantara Tbk. PT	315,700	21,370

Saudi Telecom Co.	9,489	252,261

Tata Communications Ltd.	1,646	20,730

Telefonica Brasil SA (Preference)	14,289	105,420

Telekom Malaysia Bhd.	41,600	41,950

Telekomunikasi Indonesia Persero Tbk. PT	822,500	147,347

Telesites SAB de CV*	22,200	20,429

Telkom SA SOC Ltd.(a)	137,346	216,558

TIME dotCom Bhd.	3,000	9,300

Tower Bersama Infrastructure Tbk. PT	121,300	12,441

True Corp. PCL, NVDR	305,900	26,696

Turk Telekomunikasyon A/S	19,746	15,146
		3,125,439

Electric Utilities – 1.5%

Adani Transmission Ltd.*	6,748	26,420

Alupar Investimento SA	3,500	13,846

Celsia SA ESP	11,648	12,710

Centrais Eletricas Brasileiras SA	12,700	68,412

Centrais Eletricas Brasileiras SA (Preference), Class B	9,400	50,521

CESC Ltd.	29,097	221,052

CEZ A/S	5,593	105,551

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electric Utilities – (continued)

Cia de Transmissao de Energia Eletrica Paulista (Preference)	5,200	$21,202

Cia Energetica de Minas Gerais*	6,455	13,009

Cia Energetica de Minas Gerais (Preference)*	31,194	55,452

Cia Paranaense de Energia (Preference)*	3,000	32,133

CPFL Energia SA	4,700	22,717

EDP – Energias do Brasil SA	9,400	27,714

Enea SA*	84,285	96,114

Enel Americas SA	955,833	126,699

Enel Chile SA	647,898	43,434

Energa SA*	37,088	77,709

Energisa SA	4,700	34,211

Enerjisa Enerji A/S(b)	7,676	8,232

Engie Energia Chile SA	14,045	14,770

Equatorial Energia SA	14,100	48,736

Federal Grid Co. Unified Energy System PJSC	12,705,298	30,354

Holding Co. ADMIE IPTO SA	50,911	125,724

Inter RAO UES PJSC	1,364,292	87,260

Interconexion Electrica SA ESP	7,661	41,459

Korea Electric Power Corp.*	4,465	78,502

Light SA*	104,800	350,606

Manila Electric Co.	6,110	37,872

Mosenergo PJSC	3,807,000	95,597

Neoenergia SA*	4,700	14,175

PGE Polska Grupa Energetyczna SA*	34,874	39,681

Power Grid Corp. of India Ltd.	87,036	200,832

ROSSETI PJSC	1,466,436	26,824

RusHydro PJSC	4,496,324	40,841

Saudi Electricity Co.	14,899	75,164

SJVN Ltd.	217,657	64,321

Tata Power Co. Ltd. (The)	751,019	528,498

Tauron Polska Energia SA*	489,787	214,391

Tenaga Nasional Bhd.	44,200	101,484

Torrent Power Ltd.	2,350	9,900

Transmissora Alianca de Energia Eletrica SA	7,600	37,104
		3,321,233

Investments	Shares	Value

Electrical Equipment – 0.5%

ABB India Ltd.	427	$5,149

AcBel Polytech, Inc.	184,000	167,896

Amara Raja Batteries Ltd.	1,222	12,632

Bharat Heavy Electricals Ltd.*	558,609	211,059

Bizlink Holding, Inc.	1,103	8,464

China High Speed Transmission Equipment Group Co. Ltd.	20,000	14,829

Dongfang Electric Corp. Ltd., Class A	9,400	14,871

Doosan Fuel Cell Co. Ltd.*	611	22,347

Doosan Heavy Industries & Construction Co. Ltd.*	4,283	51,900

Ecopro BM Co. Ltd.	198	21,707

ElSewedy Electric Co.	36,609	17,279

Fangda Carbon New Material Co. Ltd., Class A*	14,100	13,195

Gunkul Engineering PCL, NVDR	144,480	9,457

Havells India Ltd.	3,948	38,778

Kung Long Batteries Industrial Co. Ltd.	1,000	4,790

LS Corp.	1,128	51,494

LS Electric Co. Ltd.	456	19,933

NARI Technology Co. Ltd., Class A	4,700	14,563

Shanghai Electric Group Co. Ltd., Class H*	94,000	26,667

Taihan Electric Wire Co. Ltd.*	7,800	5,987

Teco Electric and Machinery Co. Ltd.	22,000	22,997

V-Guard Industries Ltd.	1,032	2,364

Voltronic Power Technology Corp.	1,458	49,953

Walsin Lihwa Corp.	94,000	58,332

WEG SA	11,700	153,869

Xinjiang Goldwind Science & Technology Co. Ltd., Class H(a)	37,600	49,456

Zhuzhou CRRC Times Electric Co. Ltd., Class H	13,300	40,818
		1,110,786

Electronic Equipment, Instruments & Components – 3.1%

AAC Technologies Holdings, Inc.(a)	14,000	73,747

Asia Optical Co., Inc.	8,000	17,788

AU Optronics Corp.*	304,000	122,754

Aurora Corp.	4,900	14,407

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Avary Holding Shenzhen Co. Ltd., Class A	2,500	$18,264

BH Co. Ltd.*	10,152	181,621

BOE Technology Group Co. Ltd., Class A	61,100	43,134

Camsing International Holding Ltd.*‡(c)	22,000	1,645

Career Technology MFG. Co. Ltd.	11,556	11,656

Chang Wah Electromaterials, Inc.	110,000	84,797

Cheng Uei Precision Industry Co. Ltd.	156,000	220,337

Chilisin Electronics Corp.	3,490	12,872

China Railway Signal & Communication Corp. Ltd., Class H(a)(b)	712,000	234,124

Chroma ATE, Inc.	8,000	38,037

Compeq Manufacturing Co. Ltd.	20,000	30,451

Concraft Holding Co. Ltd.	4,038	12,225

Coretronic Corp.	171,000	204,458

Daea TI Co. Ltd.	1,964	9,935

Daeduck Co. Ltd.	226	1,221

Delta Electronics Thailand PCL, NVDR	7,000	40,202

Delta Electronics, Inc.	31,000	205,919

E Ink Holdings, Inc.	15,000	20,059

Elite Material Co. Ltd.	5,000	26,221

Feelux Co. Ltd.*	1,427	3,741

FLEXium Interconnect, Inc.	5,000	20,365

Foxconn Technology Co. Ltd.	32,000	56,049

General Interface Solution Holding Ltd.	5,000	19,840

Genius Electronic Optical Co. Ltd.	2,237	43,874

GoerTek, Inc., Class A	4,700	31,819

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	1,400	21,470

Hana Microelectronics PCL, NVDR	7,100	10,251

Hangzhou Hikvision Digital Technology Co. Ltd., Class A	14,100	94,488

Hannstar Board Corp.	136,928	187,415

HannStar Display Corp.*	39,000	12,476

Hollysys Automation Technologies Ltd.	25,737	287,997

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Hon Hai Precision Industry Co. Ltd.	426,000	$1,154,229

Honeywell Automation India Ltd.	32	12,286

Huagong Tech Co. Ltd., Class A	4,700	16,330

Inari Amertron Bhd.	37,200	22,741

Innolux Corp.*	376,000	130,269

ITEQ Corp.	2,554	10,715

KCE Electronics PCL, NVDR	4,800	6,006

Kingboard Holdings Ltd.	24,000	81,085

Kingboard Laminates Holdings Ltd.	36,000	57,285

L&F Co. Ltd.	655	22,599

Largan Precision Co. Ltd.	1,000	105,756

LG Display Co. Ltd.*	7,238	89,622

LG Innotek Co. Ltd.	482	64,567

Lingyi iTech Guangdong Co., Class A	9,400	18,280

Lotes Co. Ltd.	1,256	19,167

Luxshare Precision Industry Co. Ltd., Class A	9,400	76,966

Mcnex Co. Ltd.	5,999	173,673

Merry Electronics Co. Ltd.	4,161	20,512

OFILM Group Co. Ltd., Class A	4,700	10,838

Pan-International Industrial Corp.	184,000	110,322

Partron Co. Ltd.	19,901	169,423

Samsung Electro-Mechanics Co. Ltd.	893	105,063

Samsung SDI Co. Ltd.	893	347,851

Shengyi Technology Co. Ltd., Class A	4,700	16,772

Shennan Circuits Co. Ltd., Class A	1,200	19,307

Shenzhen Fastprint Circuit Tech Co. Ltd., Class A	9,400	14,857

Simplo Technology Co. Ltd.	3,200	35,632

Sinbon Electronics Co. Ltd.	3,253	21,893

Sunny Optical Technology Group Co. Ltd.	11,500	190,113

Supreme Electronics Co. Ltd.	158,000	167,371

Synnex Technology International Corp.	53,000	78,657

Taiwan Union Technology Corp.	7,000	23,249

Telcon RF Pharmaceutical, Inc.*	2,328	12,330

Tianma Microelectronics Co. Ltd., Class A	9,400	20,006

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electronic Equipment, Instruments & Components – (continued)

Tong Hsing Electronic Industries Ltd.	4,000	$17,620

Tripod Technology Corp.	14,000	55,553

Tunghsu Optoelectronic Technology Co. Ltd., Class A*	28,200	11,490

Unimicron Technology Corp.	24,000	57,224

Unisplendour Corp. Ltd., Class A	6,580	21,605

Unitech Printed Circuit Board Corp.	255,000	187,661

Universal Scientific Industrial Shanghai Co. Ltd., Class A	4,700	15,327

VS Industry Bhd.	22,800	12,840

Wah Lee Industrial Corp.	68,000	151,436

Walsin Technology Corp.	6,378	36,457

Wingtech Technology Co. Ltd., Class A	1,500	22,522

Wintek Corp.*‡(c)	64,000	—

WPG Holdings Ltd.	47,440	64,351

WT Microelectronics Co. Ltd.	168,182	216,082

Wuhan Guide Infrared Co. Ltd., Class A	4,700	23,752

WUS Printed Circuit Kunshan Co. Ltd., Class A	4,700	12,921

Yageo Corp.	6,575	81,718

Zhejiang Crystal-Optech Co. Ltd., Class A	4,700	8,937

Zhejiang Dahua Technology Co. Ltd., Class A	2,900	9,786

Zhen Ding Technology Holding Ltd.	23,150	97,930
		6,946,643

Energy Equipment & Services – 0.1%

China Oilfield Services Ltd., Class A	9,400	15,236

China Oilfield Services Ltd., Class H	24,000	14,422

Dialog Group Bhd.	51,700	46,038

Serba Dinamik Holdings Bhd.	54,180	19,951

TMK PJSC*	60,310	42,535
		138,182

Investments	Shares	Value

Entertainment – 0.7%

Alibaba Pictures Group Ltd.*	190,000	$24,746

Bilibili, Inc., ADR*(a)	2,491	111,273

CD Projekt SA*	1,206	102,049

CJ CGV Co. Ltd.*	1,023	18,121

CMGE Technology Group Ltd.*(a)	376,000	142,548

Com2uSCorp	133	13,081

DouYu International Holdings Ltd., ADR*	1,081	16,539

HUYA, Inc., ADR*(a)	611	13,686

International Games System Co. Ltd.	1,000	26,290

iQIYI, Inc., ADR*(a)	4,936	121,919

Jcontentree Corp.*	239	5,171

JYP Entertainment Corp.	423	11,389

NCSoft Corp.	253	173,022

NetDragon Websoft Holdings Ltd.	2,000	4,266

NetEase, Inc., ADR	6,345	550,683

Netmarble Corp.*(b)	410	42,275

NHN Corp.*	315	19,266

Pearl Abyss Corp.*	108	19,083

Perfect World Co. Ltd., Class A	4,100	17,177

SM Entertainment Co. Ltd.*	198	5,025

SMI Holdings Group Ltd.*‡(c)	72,000	—

Soft-World International Corp.	5,000	14,194

Tencent Music Entertainment Group, ADR*	6,612	98,387

Webzen, Inc.*	474	13,284

Wemade Co. Ltd.	299	10,422

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,700	20,764

XPEC Entertainment, Inc.*‡(c)	14,800	—

Zhejiang Century Huatong Group Co. Ltd., Class A*	11,280	14,361
		1,609,021

Equity Real Estate Investment Trusts (REITs) – 1.0%

Concentradora Fibra Danhos SA de CV(a)	361,800	326,474

CPN Retail Growth Leasehold REIT	44,100	25,752

Embassy Office Parks REIT	4,600	21,372

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	899,580	184,573

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Equites Property Fund Ltd.	11,527	$11,045

Fibra Uno Administracion SA de CV(a)	96,900	73,185

Fortress REIT Ltd., Class A	531,519	410,528

Fortress REIT Ltd., Class B	323,227	34,414

Growthpoint Properties Ltd.	97,707	63,800

IGB REIT	6,200	2,492

KLCCP Stapled Group	6,900	12,621

Pavilion REIT	15,000	5,018

PLA Administradora Industrial S de RL de CV	354,100	484,615

Prologis Property Mexico SA de CV	10,400	20,773

Redefine Properties Ltd.	2,360,179	289,053

Resilient REIT Ltd.	130,296	246,499

Sunway REIT	39,400	13,560

YTL Hospitality REIT	43,000	7,296

Yuexiu REIT	13,000	5,985
		2,239,055

Food & Staples Retailing – 0.8%

Abdullah Al Othaim Markets Co.	944	32,974

Al Meera Consumer Goods Co. QSC	1,990	10,931

Atacadao SA*	7,700	24,638

Avenue Supermarts Ltd.*(b)	2,021	61,085

Berli Jucker PCL	500	461

Berli Jucker PCL, NVDR	27,700	25,552

BGF retail Co. Ltd.	239	24,854

Bid Corp. Ltd.	5,264	72,147

BIM Birlesik Magazalar A/S	6,517	51,931

Cencosud SA	17,813	24,739

Clicks Group Ltd.	3,995	58,012

Cosco Capital, Inc.	1,432,000	151,188

CP ALL PCL, NVDR*	75,200	129,686

Dino Polska SA*(b)	801	43,933

Dis-Chem Pharmacies Ltd.(b)	17,784	19,701

Dongsuh Cos., Inc.	859	21,916

E-MART, Inc.	752	94,108

Eurocash SA*	592	1,736

Grupo Comercial Chedraui SA de CV	10,400	13,109

GS Retail Co. Ltd.	575	16,266

Hyundai Greenfood Co. Ltd.	23,253	148,982

Investments	Shares	Value

Food & Staples Retailing – (continued)

InRetail Peru Corp.(b)	848	$28,578

Magnit PJSC	1,216	72,207

Migros Ticaret A/S*	152	679

Organizacion Soriana SAB de CV, Class B*(a)	116,300	88,492

Philippine Seven Corp.	5,321	12,203

Pick n Pay Stores Ltd.	9,204	29,025

President Chain Store Corp.	8,000	72,159

Puregold Price Club, Inc.	26,060	22,210

Raia Drogasil SA	18,500	77,196

Shoprite Holdings Ltd.	8,554	67,863

Sok Marketler Ticaret A/S*	7,298	9,872

SPAR Group Ltd. (The)	3,102	32,960

Sun Art Retail Group Ltd.	47,000	50,789

Taiwan TEA Corp.*	8,000	4,601

Wal-Mart de Mexico SAB de CV	75,200	181,130
		1,777,913

Food Products – 1.9%

Alicorp SAA	7,591	14,702

Almarai Co. JSC	5,123	70,487

Astra Agro Lestari Tbk. PT	20,800	15,467

Avanti Feeds Ltd.	507	3,296

AVI Ltd.	6,909	31,274

Binggrae Co. Ltd.	321	15,757

Bombay Burmah Trading Co.	7,972	130,288

BRF SA*	14,700	42,779

Britannia Industries Ltd.	1,871	87,689

Century Pacific Food, Inc.	17,700	5,676

Charoen Pokphand Foods PCL, NVDR	61,100	49,499

Charoen Pokphand Indonesia Tbk. PT	145,900	58,360

China Feihe Ltd.(b)	47,000	106,548

China Foods Ltd.	46,789	15,989

China Huiyuan Juice Group Ltd.*‡(c)	24,000	—

China Mengniu Dairy Co. Ltd.*	42,000	197,412

CJ CheilJedang Corp.	301	95,762

CJ CheilJedang Corp. (Preference)	104	14,390

CP Pokphand Co. Ltd.	204,000	17,362

Daesang Corp.	8,790	186,304

Dali Foods Group Co. Ltd.(b)	45,500	28,163

Dongwon F&B Co. Ltd.	79	11,244

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

Dongwon Industries Co. Ltd.	610	$108,324

Edita Food Industries SAE	17,343	9,975

FGV Holdings Bhd.	38,800	9,898

Foshan Haitian Flavouring & Food Co. Ltd., Class A	3,700	88,466

Genting Plantations Bhd.	10,400	24,580

Great Wall Enterprise Co. Ltd.	14,000	22,001

Gruma SAB de CV, Class B	4,465	47,343

Grupo Bimbo SAB de CV, Series A	28,200	54,326

Grupo Lala SAB de CV	16,800	10,312

Grupo Nutresa SA	3,592	19,886

Guangdong Haid Group Co. Ltd., Class A	2,200	20,223

Harim Holdings Co. Ltd.	15,495	88,625

Health & Happiness H&H International Holdings Ltd.(a)	5,500	21,844

Henan Shuanghui Investment & Development Co. Ltd., Class A	4,700	35,074

HUISHAN DAIRY*‡(c)	158,000	—

Indofood CBP Sukses Makmur Tbk. PT	51,800	34,179

Indofood Sukses Makmur Tbk. PT	98,700	47,241

Industrias Bachoco SAB de CV, Series B	3,000	9,365

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,200	48,623

International Holdings Co. PJSC*	5,000	52,217

IOI Corp. Bhd.	56,400	58,368

Japfa Comfeed Indonesia Tbk. PT	2,300,100	168,281

JBS SA	14,200	47,900

Jiangxi Zhengbang Technology Co. Ltd., Class A	4,700	11,995

Juhayna Food Industries	30,264	12,645

Kernel Holding SA	22,956	222,975

Kuala Lumpur Kepong Bhd.	9,631	49,186

Lien Hwa Industrial Holdings Corp.	18,521	25,868

Lotte Confectionery Co. Ltd.	658	56,887

Lotte Food Co. Ltd.	178	48,002

Marfrig Global Foods SA*	4,700	11,224

Mayora Indah Tbk. PT	83,900	13,424

Minerva SA*	106,900	184,841

Muyuan Foods Co. Ltd., Class A	4,700	49,720

Namchow Holdings Co. Ltd.	6,000	8,988

Investments	Shares	Value

Food Products – (continued)

Naturecell Co. Ltd.*	782	$6,285

Nestle India Ltd.	517	119,725

Nestle Malaysia Bhd.	900	30,195

New Hope Liuhe Co. Ltd., Class A	4,700	18,856

NongShim Co. Ltd.	56	14,213

Oceana Group Ltd.	2,143	7,834

Orion Corp.	470	44,941

Orion Holdings Corp.	10,964	119,815

Ottogi Corp.	15	7,033

PPB Group Bhd.	14,080	63,707

Qianhe Condiment and Food Co. Ltd., Class A	900	5,127

QL Resources Bhd.	25,395	38,505

Samyang Corp.	1,692	71,799

Samyang Foods Co. Ltd.	86	7,306

Samyang Holdings Corp.	2,680	146,435

San Miguel Food and Beverage, Inc.	15,960	21,022

Savola Group (The)	5,311	64,860

Sawit Sumbermas Sarana Tbk. PT*	135,700	7,562

Sime Darby Plantation Bhd.	51,900	60,456

SPC Samlip Co. Ltd.	191	10,672

Standard Foods Corp.	7,652	16,345

Tata Consumer Products Ltd.	9,983	66,392

Thai Union Group PCL, NVDR	45,100	21,995

Thai Vegetable Oil PCL, NVDR	15,570	16,985

Tiger Brands Ltd.	1,924	23,858

Tingyi Cayman Islands Holding Corp.	28,000	51,127

Tongwei Co. Ltd., Class A	5,500	25,201

Ulker Biskuvi Sanayi A/S*	4,225	10,191

Uni-President China Holdings Ltd.	3,000	2,592

Uni-President Enterprises Corp.	74,000	158,589

Universal Robina Corp.	16,450	46,801

Want Want China Holdings Ltd.	94,000	62,062

Yihai International Holding Ltd.*	7,000	92,613

Zhou Hei Ya International Holdings Co. Ltd.*(a)(b)	14,000	13,576
		4,395,929

Gas Utilities – 0.5%

Aygaz A/S	41,454	52,219

Beijing Enterprises Holdings Ltd.	18,500	55,585

China Gas Holdings Ltd.	37,600	115,154

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Gas Utilities – (continued)

China Resources Gas Group Ltd.	12,000	$51,993

China Tian Lun Gas Holdings Ltd.(a)	141,000	118,366

ENN Energy Holdings Ltd.	12,500	157,885

GAIL India Ltd.	57,528	65,790

Great Taipei Gas Co. Ltd.	5,000	5,454

Grupo Energia Bogota SA ESP	54,757	34,093

Gujarat Gas Ltd.	2,679	10,722

Gujarat State Petronet Ltd.	2,352	6,132

Indraprastha Gas Ltd.	4,564	24,773

Infraestructura Energetica Nova SAB de CV*(a)	9,400	31,358

Korea Gas Corp.	999	23,991

Kunlun Energy Co. Ltd.	126,000	81,239

Mahanagar Gas Ltd.(b)	1,456	16,010

Perusahaan Gas Negara Tbk. PT	426,600	31,357

Petronas Gas Bhd.	14,100	53,414

Promigas SA ESP	10,792	18,800

Towngas China Co. Ltd.*(a)	423,000	191,458

Zhongyu Gas Holdings Ltd.	10,000	8,730
		1,154,523

Health Care Equipment & Supplies – 0.3%

AK Medical Holdings Ltd.(b)	6,000	13,370

Blue Sail Medical Co. Ltd., Class A	4,700	16,660

Dentium Co. Ltd.*	344	11,293

DIO Corp.*	520	13,381

Ginko International Co. Ltd.	1,050	4,680

Hartalega Holdings Bhd.	28,200	122,166

Kossan Rubber Industries	22,800	41,155

Lifetech Scientific Corp.*	82,000	20,831

Microport Scientific Corp.(a)	11,098	38,998

Pihsiang Machinery Manufacturing Co. Ltd.*‡(c)	5,000	—

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	36,000	69,541

St Shine Optical Co. Ltd.	1,000	9,037

Supermax Corp. Bhd.*	28,100	64,045

Top Glove Corp. Bhd.	70,400	145,205

Venus MedTech Hangzhou, Inc., Class H*(b)	2,000	19,227
		589,589

Investments	Shares	Value

Health Care Providers & Services – 0.6%

Apollo Hospitals Enterprise Ltd.	1,544	$44,158

Bangkok Chain Hospital PCL, NVDR	4,800	2,125

Bangkok Dusit Medical Services PCL, NVDR	75,200	42,224

Bumrungrad Hospital PCL, NVDR	6,600	19,270

Celltrion Healthcare Co. Ltd.*	1,547	115,476

Chabiotech Co. Ltd.*	427	6,360

Chularat Hospital PCL, NVDR	183,100	14,804

Cleopatra Hospital*	33,041	10,018

Dr Lal PathLabs Ltd.(b)	430	13,327

Fleury SA	3,600	17,076

Fortis Healthcare Ltd.*	9,651	16,357

Genertec Universal Medical Group Co. Ltd.(b)	461,500	320,170

Hapvida Participacoes e Investimentos SA(b)	3,100	34,608

HLB Life Science Co. Ltd.*	1,132	26,138

IHH Healthcare Bhd.	56,400	67,463

Jinxin Fertility Group Ltd.(b)	12,000	14,546

KPJ Healthcare Bhd.	14,124	2,889

Life Healthcare Group Holdings Ltd.	30,687	30,765

Medipost Co. Ltd.*	446	11,693

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	9,400	23,906

Mitra Keluarga Karyasehat Tbk. PT(b)	100,200	18,019

Mouwasat Medical Services Co.	688	23,482

Netcare Ltd.	31,067	24,664

Notre Dame Intermedica Participacoes SA	6,200	70,699

Odontoprev SA	4,900	10,716

Qualicorp Consultoria e Corretora de Seguros SA	4,100	22,633

Selcuk Ecza Deposu Ticaret ve Sanayi A/S	51,852	56,163

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,700	13,973

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,500	36,364

Sinopharm Group Co. Ltd., Class H	46,000	105,111

Topchoice Medical Corp., Class A*	800	26,896
		1,242,093

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Technology – 0.1%

Alibaba Health Information Technology Ltd.*	68,000	$177,566

Ping An Healthcare and Technology Co. Ltd.*(a)(b)	9,400	121,215
		298,781

Hotels, Restaurants & Leisure – 0.5%

AmRest Holdings SE*	994	3,451

Ananti, Inc.*	1,058	7,758

Asset World Corp. PCL, NVDR	164,900	15,449

Berjaya Sports Toto Bhd.	11,413	5,191

Bloomberry Resorts Corp.	1,743,100	254,982

Central Plaza Hotel PCL*	1,600	1,011

Central Plaza Hotel PCL, NVDR*	8,600	5,436

DoubleUGames Co. Ltd.	312	16,910

Formosa International Hotels Corp.	2,311	10,301

Genting Bhd.	84,600	60,269

Genting Malaysia Bhd.	61,100	29,410

Gourmet Master Co. Ltd.	4,868	17,785

Grand Korea Leisure Co. Ltd.	1,040	10,999

Haidilao International Holding Ltd.(a)(b)	13,164	86,913

Hana Tour Service, Inc.	403	13,745

Huazhu Group Ltd., ADR(a)	2,124	84,174

Indian Hotels Co. Ltd. (The)	9,131	11,755

Jiumaojiu International Holdings Ltd.*(b)	9,000	19,822

Jollibee Foods Corp.	10,380	36,459

Jubilant Foodworks Ltd.	987	28,964

Kangwon Land, Inc.	2,256	41,951

Magnum Bhd.	19,594	9,432

Minor International PCL, NVDR*	41,600	22,290

MK Restaurants Group PCL, NVDR	10,400	15,182

OPAP SA	3,754	30,282

Paradise Co. Ltd.	421	4,712

Shenzhen Overseas Chinese Town Co. Ltd., Class A	22,200	21,735

Travellers International Hotel Group, Inc.*‡(c)	209,900	11,753

Xiabuxiabu Catering Management China Holdings Co. Ltd.*(b)	11,500	19,634

Yum China Holdings, Inc.	6,345	337,744
		1,235,499

Investments	Shares	Value

Household Durables – 0.9%

Arcelik A/S*	11,215	$35,961

Coway Co. Ltd.*	894	54,678

Crompton Greaves Consumer Electricals Ltd.*	8,173	33,009

Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,900	19,367

Dom Development SA	3,542	83,999

Ez Tec Empreendimentos e Participacoes SA	915	5,570

Gree Electric Appliances, Inc. of Zhuhai, Class A	16,600	144,763

Haier Electronics Group Co. Ltd.	23,000	87,197

Haier Smart Home Co. Ltd., Class A	14,100	52,316

Hanssem Co. Ltd.	303	25,154

Hisense Home Appliances Group Co. Ltd., Class H	141,000	201,458

LG Electronics, Inc.	3,668	271,536

LG Electronics, Inc. (Preference)	584	16,547

Lock&Lock Co. Ltd.*	728	6,672

MRV Engenharia e Participacoes SA	118,500	346,293

NavInfo Co. Ltd., Class A	4,700	9,961

Nien Made Enterprise Co. Ltd.	2,000	22,515

PIK Group PJSC	5,594	39,938

Skyworth Group Ltd.*	836,000	217,763

Symphony Ltd.	1,272	14,514

Tatung Co. Ltd.*	46,000	33,853

TCL Electronics Holdings Ltd.	343,000	231,767

TCL Technology Group Corp., Class A	28,200	25,379

TTK Prestige Ltd.	242	18,629

Vestel Elektronik Sanayi ve Ticaret A/S*	33,051	65,329

Whirlpool of India Ltd.	674	19,286
		2,083,454

Household Products – 0.2%

Hindustan Unilever Ltd.	13,776	385,038

Kimberly-Clark de Mexico SAB de CV, Class A	27,000	40,010

Unilever Indonesia Tbk. PT	75,200	40,235

Vinda International Holdings Ltd.	3,000	7,931
		473,214

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Independent Power and Renewable Electricity Producers – 1.5%

Aboitiz Power Corp.	34,200	$19,114

Adani Green Energy Ltd.*	5,541	64,033

Adani Power Ltd.*	320,320	154,525

AES Gener SA	71,335	11,059

AES Tiete Energia SA*	2,200	5,609

B Grimm Power PCL, NVDR	15,300	19,268

Banpu Power PCL, NVDR	11,700	4,993

BCPG PCL, NVDR	1,600	590

CGN New Energy Holdings Co. Ltd.*	564,000	74,183

CGN Power Co. Ltd., Class H(b)	329,000	70,426

China Everbright Greentech Ltd.(a)(b)	282,000	111,275

China Longyuan Power Group Corp. Ltd., Class H	1,392,000	951,353

China National Nuclear Power Co. Ltd., Class A	42,300	27,968

China Power International Development Ltd.	208,000	39,965

China Resources Power Holdings Co. Ltd.	54,000	56,125

China Yangtze Power Co. Ltd., Class A	28,200	79,799

Cia Energetica de Sao Paulo (Preference), Class B	81,800	378,499

Cikarang Listrindo Tbk. PT(b)	714,400	29,309

Colbun SA	238,159	35,907

Electricity Generating PCL, NVDR	4,700	25,032

Energy Absolute PCL, NVDR	32,900	40,112

Eneva SA*	4,700	42,875

Engie Brasil Energia SA	3,150	21,792

First Gen Corp.	6,000	3,533

GD Power Development Co. Ltd., Class A	42,300	12,374

Global Power Synergy PCL, NVDR	9,968	16,551

Gulf Energy Development PCL, NVDR	73,180	66,917

Huadian Power International Corp. Ltd., Class A	51,700	25,926

Huaneng Lancang River Hydropower, Inc., Class A	23,500	14,415

Huaneng Power International, Inc., Class A	18,800	13,693

Investments	Shares	Value

Independent Power and Renewable Electricity Producers – (continued)

Huaneng Power International, Inc., Class H	112,000	$41,739

Hub Power Co. Ltd. (The)*	329,000	167,909

Hubei Energy Group Co. Ltd., Class A	23,500	13,889

Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	32,900	12,619

JSW Energy Ltd.	183,622	148,667

NHPC Ltd.	79,420	21,273

NTPC Ltd.	164,613	194,583

OGK-2 PJSC	13,911,280	119,481

Ratch Group PCL, NVDR	9,300	13,875

SDIC Power Holdings Co. Ltd., Class A	23,500	32,408

Shanghai Electric Power Co. Ltd., Class A	14,100	15,047

Shenergy Co. Ltd., Class A	14,100	10,985

Shenzhen Energy Group Co. Ltd., Class A	23,500	19,010

Sichuan Chuantou Energy Co. Ltd., Class A	9,400	14,128

SPCG PCL, NVDR	217,900	138,427

Taiwan Cogeneration Corp.	3,000	3,985

Terna Energy SA	933	12,433

TPI Polene Power PCL, NVDR	156,000	21,022

Unipro PJSC	284,000	9,236
		3,427,936

Industrial Conglomerates – 1.6%

3M India Ltd.*	69	17,388

Aamal Co.	733,571	161,180

Aboitiz Equity Ventures, Inc.	72,230	66,484

AG Anadolu Grubu Holding A/S	59,220	122,424

Alfa SAB de CV, Class A	98,700	65,730

Alliance Global Group, Inc.*	1,625,500	266,663

AntarChile SA	5,533	45,999

Ayala Corp.	4,700	74,093

Bidvest Group Ltd. (The)	6,674	54,735

CJ Corp.	564	37,776

DMCI Holdings, Inc.	1,512,300	137,169

Doosan Co. Ltd.	5,476	224,889

Dubai Investments PJSC	933,080	289,591

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – (continued)

Enka Insaat ve Sanayi A/S	44,347	$38,142

Far Eastern New Century Corp.	119,000	107,129

Fosun International Ltd.(a)	83,000	99,966

Godrej Industries Ltd.*	3,377	16,683

Grupo Carso SAB de CV, Series A1	11,100	20,492

GT Capital Holdings, Inc.	2,280	20,256

Hanwha Corp.	1,692	35,862

Hanwha Corp. (3rd Preference)	1,425	16,138

HAP Seng Consolidated Bhd.	11,900	20,993

Hong Leong Industries Bhd.	29,400	52,786

Hyosung Corp.	201	13,108

Industries Qatar QSC	32,007	79,248

JG Summit Holdings, Inc.	56,511	75,017

KOC Holding A/S	42,958	72,562

LG Corp.	4,653	278,024

Lotte Corp.	598	14,967

LT Group, Inc.	131,600	31,377

Mytilineos SA	4,262	46,568

PSG Group Ltd.(a)	3,290	10,573

Quinenco SA	12,939	17,036

Samsung C&T Corp.	1,390	135,362

San Miguel Corp.	13,510	28,471

Shanghai Industrial Holdings Ltd.	183,000	244,005

Siemens Ltd.	1,416	24,223

Sigdo Koppers SA	125,172	118,262

Sime Darby Bhd.	21,700	12,587

SK Holdings Co. Ltd.	1,171	188,338

SM Investments Corp.	8,460	166,054

Turkiye Sise ve Cam Fabrikalari A/S	44,744	32,719
		3,581,069

Insurance – 3.3%

Allianz Malaysia Bhd.	23,500	74,544

Anadolu Anonim Turk Sigorta Sirketi	85,122	67,525

Bajaj Finserv Ltd.	608	45,727

Bangkok Life Assurance PCL, NVDR	191,200	109,809

BB Seguridade Participacoes SA	14,100	57,906

Bupa Arabia for Cooperative Insurance Co.*	262	8,006

Cathay Financial Holding Co. Ltd.	299,000	401,405

Investments	Shares	Value

Insurance – (continued)

China Development Financial Holding Corp.	470,000	$137,696

China Life Insurance Co. Ltd.	131,440	87,999

China Life Insurance Co. Ltd., Class H	119,000	258,414

China Pacific Insurance Group Co. Ltd., Class A	18,600	88,583

China Pacific Insurance Group Co. Ltd., Class H	94,000	292,733

China Reinsurance Group Corp., Class H(a)	2,914,000	278,066

China Taiping Insurance Holdings Co. Ltd.	56,400	84,802

Co. for Cooperative Insurance (The)*	974	21,037

DB Insurance Co. Ltd.	1,726	67,309

Discovery Ltd.	6,194	40,788

Fanhua, Inc., ADR(a)	280	4,197

Fubon Financial Holding Co. Ltd.	249,000	354,303

General Insurance Corp. of India*(b)	8,949	14,231

Hanwha Life Insurance Co. Ltd.	5,271	7,131

HDFC Life Insurance Co. Ltd.*(b)	12,459	99,149

Hyundai Marine & Fire Insurance Co. Ltd.	2,538	52,116

ICICI Lombard General Insurance Co. Ltd.*(b)	3,465	57,791

ICICI Prudential Life Insurance Co. Ltd.*(b)	5,812	31,633

IRB Brasil Resseguros S/A	31,951	34,023

Korean Reinsurance Co.	33,962	222,083

Liberty Holdings Ltd.	58,960	194,129

Max Financial Services Ltd.*	2,721	21,683

Mercuries & Associates Holding Ltd.	208,500	151,253

Mercuries Life Insurance Co. Ltd.*	443,268	131,724

Meritz Fire & Marine Insurance Co. Ltd.	2,444	29,831

Mirae Asset Life Insurance Co. Ltd.	26,162	87,268

Momentum Metropolitan Holdings	32,712	26,172

New China Life Insurance Co. Ltd., Class A	4,700	45,035

New China Life Insurance Co. Ltd., Class H	27,100	107,808

Old Mutual Ltd.	147,078	84,905

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

People’s Insurance Co. Group of China Ltd. (The), Class H	123,000	$36,480

PICC Property & Casualty Co. Ltd., Class H	214,000	144,601

Ping An Insurance Group Co. of China Ltd., Class A	28,300	328,735

Ping An Insurance Group Co. of China Ltd., Class H(a)	187,000	1,918,264

Powszechny Zaklad Ubezpieczen SA*	20,821	113,463

Qatar Insurance Co. SAQ	64,626	40,824

Qualitas Controladora SAB de CV	2,600	10,351

Rand Merchant Investment Holdings Ltd.	19,693	34,372

Samsung Fire & Marine Insurance Co. Ltd.	1,096	172,895

Samsung Fire & Marine Insurance Co. Ltd. (Preference)	194	24,278

Samsung Life Insurance Co. Ltd.	2,883	160,576

Sanlam Ltd.	61,912	180,111

Santam Ltd.	723	10,902

SBI Life Insurance Co. Ltd.*(b)	4,822	50,047

Shin Kong Financial Holding Co. Ltd.	436,007	121,335

Shinkong Insurance Co. Ltd.	103,000	129,635

Sul America SA*	4,700	32,597

Tongyang Life Insurance Co. Ltd.	21,197	58,844

ZhongAn Online P&C Insurance Co. Ltd., Class H*(a)(b)	8,100	42,094
		7,489,218

Interactive Media & Services – 3.9%

9F, Inc., ADR*(a)	21,248	28,047

Autohome, Inc., ADR	846	80,835

Baidu, Inc., ADR*	4,395	584,755

Bitauto Holdings Ltd., ADR*(a)	942	15,016

Info Edge India Ltd.	1,266	60,628

JOYY, Inc., ADR	987	90,192

Kakao Corp.	951	276,575

Momo, Inc., ADR	5,746	86,190

NAVER Corp.	2,256	576,575

SINA Corp.*	676	28,967

Tencent Holdings Ltd.	91,400	6,965,628

Weibo Corp., ADR*	1,269	52,727
		8,846,135

Investments	Shares	Value

Internet & Direct Marketing Retail – 6.7%

Alibaba Group Holding Ltd.*	232,000	$8,771,595

B2W Cia Digital*	3,500	45,671

Baozun, Inc., ADR*(a)	235	8,599

CJ ENM Co. Ltd.	140	16,224

GS Home Shopping, Inc.	1,446	176,752

HengTen Networks Group Ltd.*(a)	308,000	13,305

Hyundai Home Shopping Network Corp.	2,633	164,055

JD.com, Inc., ADR*	14,006	1,141,769

Maoyan Entertainment*(b)	1,800	2,535

Meituan, Class B*(b)	66,300	2,463,963

momo.com, Inc.	1,000	23,913

Naspers Ltd., Class N*	7,003	1,362,488

PChome Online, Inc.	2,763	9,273

Pinduoduo, Inc., ADR*	5,377	483,822

Tongcheng-Elong Holdings Ltd.*(a)(b)	9,600	15,920

Trip.com Group Ltd., ADR*	7,309	210,207

Vipshop Holdings Ltd., ADR*	6,956	148,858
		15,058,949

IT Services – 1.1%

21Vianet Group, Inc., ADR*	1,418	32,557

Cafe24 Corp.*	360	17,735

China TransInfo Technology Co. Ltd., Class A	4,700	15,566

Chinasoft International Ltd.*	32,000	23,108

Cielo SA*	35,700	20,865

Coforge Ltd.	245	7,292

DHC Software Co. Ltd., Class A	9,400	12,809

GDS Holdings Ltd., ADR*(a)	1,385	116,396

HCL Technologies Ltd.	17,255	196,038

Infosys Ltd.	58,610	838,805

Kginicis Co. Ltd.	7,362	121,651

Larsen & Toubro Infotech Ltd.(b)	721	28,395

Mindtree Ltd.	610	10,928

Mphasis Ltd.	2,042	37,990

My EG Services Bhd.	41,900	13,816

Posco ICT Co. Ltd.	2,080	12,208

Samsung SDS Co. Ltd.	658	97,711

Systex Corp.	9,000	25,486

Tata Consultancy Services Ltd.	16,685	599,980

Tech Mahindra Ltd.	9,400	103,161

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

TravelSky Technology Ltd., Class H	13,000	$27,291

Wipro Ltd.	24,481	112,548
		2,472,336

Leisure Products – 0.1%

Giant Manufacturing Co. Ltd.	5,000	49,120

HLB, Inc.*	659	53,431

KMC Kuei Meng International, Inc.	3,315	24,048

Merida Industry Co. Ltd.	5,350	51,810
		178,409

Life Sciences Tools & Services – 0.4%

Divi’s Laboratories Ltd.	2,246	95,227

Genscript Biotech Corp.*	16,000	22,159

LegoChem Biosciences, Inc.*	270	12,587

Pharmaron Beijing Co. Ltd., Class H(b)	1,900	27,416

Samsung Biologics Co. Ltd.*(b)	271	162,882

ST Pharm Co. Ltd.*	344	18,129

Viva Biotech Holdings(b)	23,500	22,364

WuXi AppTec Co. Ltd., Class A	2,300	38,694

WuXi AppTec Co. Ltd., Class H(a)(b)	4,099	65,279

Wuxi Biologics Cayman, Inc.*(b)	15,000	418,964
		883,701

Machinery – 0.9%

AIA Engineering Ltd.	972	22,287

Airtac International Group	1,784	47,900

Ashok Leyland Ltd.	29,880	31,832

China International Marine Containers Group Co. Ltd., Class H	5,880	7,977

China Shipbuilding Industry Co. Ltd., Class A*	18,800	11,672

CIMC Enric Holdings Ltd.(a)	274,000	128,611

CNHTC Jinan Truck Co. Ltd., Class A	900	4,701

CRRC Corp. Ltd., Class A	66,700	53,657

CRRC Corp. Ltd., Class H	178,000	68,860

Cummins India Ltd.	2,280	13,356

Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	705	13,265

Investments	Shares	Value

Machinery – (continued)

Doosan Bobcat, Inc.	1,692	$43,019

Doosan Infracore Co. Ltd.*	59,403	435,563

Escorts Ltd.	930	15,071

Haitian International Holdings Ltd.	16,000	39,614

Hiwin Technologies Corp.	5,064	44,083

Hyundai Elevator Co. Ltd.	208	6,819

Hyundai Heavy Industries Holdings Co. Ltd.	376	71,078

Hyundai Mipo Dockyard Co. Ltd.	602	14,855

Hyundai Rotem Co. Ltd.*	1,766	23,190

Infore Environment Technology Group Co. Ltd., Class A	9,400	11,392

Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,900	21,455

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	893	61,700

Lonking Holdings Ltd.	893,000	237,217

Samsung Heavy Industries Co. Ltd.*	5,565	24,767

Sany Heavy Equipment International Holdings Co. Ltd.	12,000	6,592

Sany Heavy Industry Co. Ltd., Class A	9,400	36,406

SFA Engineering Corp.	1,089	34,838

Shin Zu Shing Co. Ltd.	4,165	20,677

Sinotruk Hong Kong Ltd.	27,500	70,072

SKF India Ltd.	624	12,430

Weichai Power Co. Ltd., Class A	9,400	21,227

Weichai Power Co. Ltd., Class H	66,000	124,598

XCMG Construction Machinery Co. Ltd., Class A	18,800	15,040

Yangzijiang Shipbuilding Holdings Ltd.	89,300	60,166

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	9,400	34,302

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	17,700	19,549

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	45,600	40,162
		1,950,000

Marine – 0.5%

Cia Sud Americana de Vapores SA*	7,628,616	221,753

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Marine – (continued)

COSCO SHIPPING Holdings Co. Ltd., Class A*	32,900	$32,113

COSCO SHIPPING Holdings Co. Ltd., Class H*	43,500	27,766

Evergreen Marine Corp. Taiwan Ltd.*	45,558	30,103

HMM Co. Ltd.*	9,450	74,704

Korea Line Corp.*	55,800	78,190

MISC Bhd.	28,200	44,726

Pan Ocean Co. Ltd.*	5,613	17,734

Qatar Navigation QSC	252,011	415,289

Transcoal Pacific Tbk. PT	32,900	13,722

U-Ming Marine Transport Corp.	2,000	2,028

Wan Hai Lines Ltd.	39,000	35,723

Wisdom Marine Lines Co. Ltd.*	168,898	125,182

Yang Ming Marine Transport Corp.*	53,000	21,309
		1,140,342

Media – 0.3%

Astro Malaysia Holdings Bhd.	90,700	15,935

Cheil Worldwide, Inc.	1,074	19,735

China Literature Ltd.*(a)(b)	6,200	50,768

Cyfrowy Polsat SA	5,640	35,117

Focus Media Information Technology Co. Ltd., Class A	23,500	32,759

Grupo Televisa SAB, Series CPO*(a)	47,000	59,265

Innocean Worldwide, Inc.	71	3,698

Leo Group Co. Ltd., Class A	18,800	8,895

Media Nusantara Citra Tbk. PT*	1,918,100	108,856

MultiChoice Group	11,891	98,041

NanJi E-Commerce Co. Ltd., Class A	4,700	12,935

Plan B Media PCL, NVDR	72,800	12,613

Saudi Research & Marketing Group*	1,030	18,813

Sun TV Network Ltd.	1,889	10,757

Surya Citra Media Tbk. PT	85,400	8,730

Zee Entertainment Enterprises Ltd.	32,609	82,680
		579,597

Metals & Mining – 4.3%

African Rainbow Minerals Ltd.	3,666	51,341

Investments	Shares	Value

Metals & Mining – (continued)

Alrosa PJSC	90,240	$81,081

Aluminum Corp. of China Ltd., Class H*	114,000	24,844

Aneka Tambang Tbk.	3,766,710	271,718

Anglo American Platinum Ltd.(a)	987	64,716

AngloGold Ashanti Ltd.	6,533	148,292

Baoshan Iron & Steel Co. Ltd., Class A	75,200	59,934

Beijing Shougang Co. Ltd., Class A*	28,200	15,446

Bradespar SA (Preference)*	4,700	38,099

CAP SA	32,796	270,323

Century Iron & Steel Industrial Co. Ltd.	3,000	13,635

China Hongqiao Group Ltd.	70,500	50,910

China Metal Recycling Holdings Ltd.*‡(c)	51,000	—

China Metal Resources Utilization Ltd.*(b)	56,000	1,444

China Molybdenum Co. Ltd., Class A	22,500	13,265

China Molybdenum Co. Ltd., Class H	57,000	20,654

China Northern Rare Earth Group High-Tech Co. Ltd., Class A*	9,400	14,128

China Oriental Group Co. Ltd.(a)	484,000	109,222

China Steel Corp.	188,000	133,424

China Zhongwang Holdings Ltd.*	551,200	112,303

Chung Hung Steel Corp.*	423,000	145,666

Cia Siderurgica Nacional SA	23,500	83,713

Citic Pacific Special Steel Group Co. Ltd., Class A	4,700	11,308

Dongkuk Steel Mill Co. Ltd.*	28,059	149,852

Eregli Demir ve Celik Fabrikalari TAS	52,311	59,468

Gerdau SA (Preference)	16,800	63,546

Gold Fields Ltd.	13,565	144,134

Grupa Kety SA	151	15,619

Grupo Mexico SAB de CV, Series B	112,800	319,408

Harmony Gold Mining Co. Ltd.*	8,695	42,676

Hesteel Co. Ltd., Class A*	37,600	11,560

Hindalco Industries Ltd.	50,055	115,263

Hunan Valin Steel Co. Ltd., Class A	23,500	17,817

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Hyundai Steel Co.	2,303	$58,656

Impala Platinum Holdings Ltd.	26,538	233,177

Industrias Penoles SAB de CV	1,770	28,097

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	70,500	11,995

Inner Mongolia Eerduosi Resources Co. Ltd., Class B	103,400	88,821

Jastrzebska Spolka Weglowa SA*	21,526	82,494

Jiangsu Shagang Co. Ltd., Class A	9,400	18,168

Jiangxi Copper Co. Ltd., Class A	9,400	20,764

Jiangxi Copper Co. Ltd., Class H	47,000	55,880

Jinchuan Group International Resources Co. Ltd.	44,000	4,142

Jindal Steel & Power Ltd.*	177,633	459,019

JSW Steel Ltd.	32,853	136,984

Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D	349,420	129,214

KGHM Polska Miedz SA*	4,794	142,900

Korea Zinc Co. Ltd.	235	79,217

Koza Altin Isletmeleri A/S*	2,182	19,157

Koza Anadolu Metal Madencilik Isletmeleri A/S*	82,297	118,395

Kumba Iron Ore Ltd.(a)	2,115	62,519

Maanshan Iron & Steel Co. Ltd., Class A	51,700	19,908

Magnitogorsk Iron & Steel Works PJSC	80,024	37,914

Merdeka Copper Gold Tbk. PT*	295,800	37,013

Metalurgica Gerdau SA (Preference)	11,600	19,716

MMC Norilsk Nickel PJSC	2,021	479,574

National Aluminium Co. Ltd.	373,791	153,082

NMDC Ltd.	31,067	34,564

Northam Platinum Ltd.*	4,859	46,294

Novolipetsk Steel PJSC	44,732	104,672

Polyus PJSC	470	92,004

Poongsan Corp.	8,016	172,725

POSCO	2,723	499,149

Press Metal Aluminium Holdings Bhd.	37,600	49,681

Qatar Aluminum Manufacturing Co.	42,858	10,170

Raspadskaya OJSC	37,798	52,802

Investments	Shares	Value

Metals & Mining – (continued)

Royal Bafokeng Platinum Ltd.*	67,119	$242,391

Sansteel Minguang Co. Ltd. Fujian, Class A	14,100	13,847

Saudi Arabian Mining Co.*	6,410	63,753

Severstal PAO	7,661	104,707

Shandong Gold Mining Co. Ltd., Class A	5,100	18,101

Shandong Gold Mining Co. Ltd., Class H(b)	13,650	32,071

Shanxi Taigang Stainless Steel Co. Ltd., Class A	23,500	12,276

Shougang Fushan Resources Group Ltd.	1,510,000	352,438

Sibanye Stillwater Ltd.	77,318	223,312

Steel Authority of India Ltd.*	462,459	214,357

TA Chen Stainless Pipe	56,793	43,483

Tata Steel Ltd.	25,050	138,775

Usinas Siderurgicas de Minas Gerais SA	38,000	77,700

Usinas Siderurgicas de Minas Gerais SA (Preference), Class A	181,600	343,295

Vale Indonesia Tbk. PT*	6,000	1,662

Vale SA	116,600	1,224,442

Vedanta Ltd.	69,325	89,571

Volcan Cia Minera SAA, Class B*	1,094,156	113,825

Xiamen Tungsten Co. Ltd., Class A	9,400	18,828

Young Poong Corp.	300	127,831

Yunnan Copper Co. Ltd., Class A*	9,400	17,382

Zhaojin Mining Industry Co. Ltd., Class H(a)	21,000	26,944

Zijin Mining Group Co. Ltd., Class A	18,800	19,613

Zijin Mining Group Co. Ltd., Class H	94,000	68,001
		9,822,281

Multiline Retail – 0.3%

Aeon Co. M Bhd.	28,000	4,650

CCOOP Group Co. Ltd., Class A*	18,800	8,305

Central Retail Corp. PCL, NVDR*	42,275	36,283

El Puerto de Liverpool SAB de CV, Class C1*	2,700	7,244

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Multiline Retail – 0.3%

Falabella SA	12,080	$33,086

Golden Eagle Retail Group Ltd.	5,000	4,578

Hyundai Department Store Co. Ltd.	690	35,999

Lojas Americanas SA*	5,300	18,540

Lojas Americanas SA (Preference)*	14,339	57,769

Lojas Renner SA*	14,100	91,579

Lotte Shopping Co. Ltd.	211	15,508

Magazine Luiza SA	42,000	179,407

Mitra Adiperkasa Tbk. PT*	3,284,800	147,114

Poya International Co. Ltd.	1,000	21,536

Shinsegae, Inc.	282	51,569

Woolworths Holdings Ltd.	19,364	41,627
		754,794

Multi-Utilities – 0.0%(d)

Qatar Electricity & Water Co. QSC	9,483	43,495

YTL Corp. Bhd.*	78,870	13,762

YTL Power International Bhd.*	128,031	19,721
		76,978

Oil, Gas & Consumable Fuels – 4.8%

Adaro Energy Tbk. PT	419,400	32,262

Bangchak Corp. PCL, NVDR	151,600	70,529

Banpu PCL, NVDR	943,500	198,281

Bashneft PJSC	1,305	24,922

Bashneft PJSC (Preference)	1,163	16,738

Bharat Petroleum Corp. Ltd.	27,252	130,344

Bukit Asam Tbk. PT	206,000	27,607

China Coal Energy Co. Ltd., Class A	23,500	13,784

China Coal Energy Co. Ltd., Class H	83,000	20,229

China Merchants Energy Shipping Co. Ltd., Class A	14,100	12,185

China Petroleum & Chemical Corp., Class A	100,700	58,615

China Petroleum & Chemical Corp., Class H	890,000	345,448

China Shenhua Energy Co. Ltd., Class A	27,300	67,840

China Shenhua Energy Co. Ltd., Class H	113,000	195,258

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

CNOOC Ltd.	544,000	$493,854

Coal India Ltd.	71,657	110,424

Cosan SA	1,923	21,675

Dana Gas PJSC	16,893	3,127

Ecopetrol SA	185,133	86,019

Empresas COPEC SA	7,050	53,738

Esso Thailand PCL, NVDR*	499,000	96,862

Exxaro Resources Ltd.	8,231	55,230

Formosa Petrochemical Corp.	29,000	79,690

Gazprom PJSC	412,088	803,568

Grupa Lotos SA	3,713	26,117

GS Holdings Corp.	1,364	39,669

Hellenic Petroleum SA	3,199	15,651

Hindustan Petroleum Corp. Ltd.	22,607	57,244

Indian Oil Corp. Ltd.	88,736	95,253

Indo Tambangraya Megah Tbk. PT	174,800	97,111

Inner Mongolia Yitai Coal Co. Ltd., Class B	470,000	294,220

LUKOIL PJSC	12,233	622,519

Mari Petroleum Co. Ltd.	1,984	15,401

Medco Energi Internasional Tbk. PT*	3,019,840	78,877

MOL Hungarian Oil & Gas plc*	17,437	84,534

Motor Oil Hellas Corinth Refineries SA	2,820	26,279

Novatek PJSC	14,711	176,745

Oil & Gas Development Co. Ltd.	38,500	22,454

Oil & Natural Gas Corp. Ltd.	128,102	112,186

Oil India Ltd.	160,263	185,873

Pakistan Oilfields Ltd.	54,140	107,662

Pakistan Petroleum Ltd.	29,830	15,427

Pakistan State Oil Co. Ltd.*	112,800	138,296

PetroChina Co. Ltd., Class H	348,000	97,379

Petroleo Brasileiro SA	126,300	416,181

Petroleo Brasileiro SA (Preference)	155,900	512,096

Petronas Dagangan Bhd.	6,600	27,385

Petronet LNG Ltd.	10,434	32,517

Polski Koncern Naftowy ORLEN SA	10,810	103,908

Polskie Gornictwo Naftowe i Gazownictwo SA	48,927	51,473

PTT Exploration & Production PCL	469	1,185

PTT Exploration & Production PCL, NVDR	45,131	114,031

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

PTT PCL, NVDR	292,300	$290,729

Qatar Fuel QSC	8,930	42,185

Qatar Gas Transport Co. Ltd.	13,819	10,210

Reliance Industries Ltd.	51,362	1,423,921

Rosneft Oil Co. PJSC	73,640	325,271

Rosneft Oil Co. PJSC, GDR(b)	1,920	8,390

RussNeft PJSC*	44,630	162,827

Saudi Arabian Oil Co.(b)	31,804	285,789

Semirara Mining & Power Corp.	497,200	108,891

Shaanxi Coal Industry Co. Ltd., Class A	30,300	39,570

Sinopec Kantons Holdings Ltd.	470,000	169,700

SK Discovery Co. Ltd.	228	12,639

SK Gas Ltd.	1,447	134,536

SK Innovation Co. Ltd.	1,790	197,977

S-Oil Corp.	706	33,785

S-Oil Corp. (Preference)	208	5,765

Star Petroleum Refining PCL, NVDR	751,900	127,860

Surgutneftegas PJSC	272,600	113,001

Surgutneftegas PJSC (Preference)	239,700	109,329

Tatneft PJSC	26,164	135,120

Tatneft PJSC, ADR	4,806	149,563

Tatneft PJSC (Preference)	6,345	31,714

Thai Oil PCL, NVDR	32,900	36,154

Transneft PJSC (Preference)	54	89,742

Tupras Turkiye Petrol Rafinerileri A/S*	3,666	32,689

Ultrapar Participacoes SA	14,100	40,055

United Tractors Tbk. PT	56,400	81,467

Yanzhou Coal Mining Co. Ltd., Class A	15,000	20,171

Yanzhou Coal Mining Co. Ltd., Class H	52,000	37,752
		10,842,704

Paper & Forest Products – 0.6%

Duratex SA*	8,874	29,503

Empresas CMPC SA	22,983	47,749

Indah Kiat Pulp & Paper Corp. Tbk. PT	80,200	50,039

Lee & Man Paper Manufacturing Ltd.	47,000	35,455

Longchen Paper & Packaging Co. Ltd.	23,991	13,504

Investments	Shares	Value

Paper & Forest Products – (continued)

Nine Dragons Paper Holdings Ltd.	47,000	$62,425

Pabrik Kertas Tjiwi Kimia Tbk. PT	517,800	215,971

Sappi Ltd.*	245,443	350,142

Shandong Sun Paper Industry JSC Ltd., Class A	9,400	19,515

Suzano SA*	9,400	81,594

YFY, Inc.	564,000	382,527
		1,288,424

Personal Products – 0.4%

Amorepacific Corp.	519	72,268

Amorepacific Corp. (Preference)	380	17,548

AMOREPACIFIC Group	611	23,450

AMOREPACIFIC Group (Preference)	312	4,674

Chlitina Holding Ltd.	2,000	12,201

Colgate-Palmolive India Ltd.	1,366	27,957

Cosmax, Inc.	96	8,883

Dabur India Ltd.	10,387	71,685

Emami Ltd.	4,766	23,275

Gillette India Ltd.	103	7,347

Godrej Consumer Products Ltd.	7,426	66,617

Grape King Bio Ltd.	2,000	11,607

Hengan International Group Co. Ltd.	13,000	90,105

Kolmar Korea Co. Ltd.	142	5,513

LG Household & Health Care Ltd.	141	186,393

LG Household & Health Care Ltd. (Preference)	43	26,186

Marico Ltd.	8,460	40,715

Natura & Co. Holding SA*	9,958	79,616

TCI Co. Ltd.	3,186	25,340
		801,380

Pharmaceuticals – 1.5%

Adcock Ingram Holdings Ltd.	5,074	12,616

Ajanta Pharma Ltd.	384	8,152

Alkem Laboratories Ltd.	516	18,342

Apeloa Pharmaceutical Co. Ltd., Class A	4,700	14,310

Aspen Pharmacare Holdings Ltd.*	12,314	79,990

AstraZeneca Pharma India Ltd.	235	13,636

Aurobindo Pharma Ltd.	4,954	51,651

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(a)	10,000	10,368

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Bukwang Pharmaceutical Co. Ltd.	569	$11,684

Cadila Healthcare Ltd.	4,844	27,303

CanSino Biologics, Inc., Class H*(a)(b)	1,000	19,459

Celltrion Pharm, Inc.*	178	17,067

Center Laboratories, Inc.*	4,264	9,392

Changchun High & New Technology Industry Group, Inc., Class A	600	33,538

China Grand Pharmaceutical and Healthcare Holdings Ltd.	32,000	25,997

China Medical System Holdings Ltd.	21,000	21,989

China Resources Pharmaceutical Group Ltd.(a)(b)	74,000	36,929

China Traditional Chinese Medicine Holdings Co. Ltd.	108,000	43,034

Cipla Ltd.	7,742	78,822

CSPC Pharmaceutical Group Ltd.	142,080	149,686

Daewoong Co. Ltd.	339	7,021

Daewoong Pharmaceutical Co. Ltd.	49	3,938

Dong-A Socio Holdings Co. Ltd.	104	9,761

Dong-A ST Co. Ltd.	94	6,959

Dr Reddy’s Laboratories Ltd.	1,880	124,018

Genomma Lab Internacional SAB de CV, Class B*	12,000	10,608

GlaxoSmithKline Pharmaceuticals Ltd.	1,140	22,532

Glenmark Pharmaceuticals Ltd.	990	6,343

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	6,000	14,205

Hanall Biopharma Co. Ltd.*	919	22,353

Hanmi Pharm Co. Ltd.	97	22,440

Hanmi Science Co. Ltd.	218	10,221

Hansoh Pharmaceutical Group Co. Ltd.*(b)	16,000	71,284

Hua Han Health Industry Holdings Ltd.*‡(c)	3,780,000	—

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	4,700	15,503

Hypera SA*	8,900	43,065

Ilyang Pharmaceutical Co. Ltd.	231	14,474

Investments	Shares	Value

Pharmaceuticals – (continued)

Ipca Laboratories Ltd.	752	$23,472

Jiangsu Hengrui Medicine Co. Ltd., Class A	7,000	92,815

Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	4,700	10,999

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	4,700	10,564

Jubilant Life Sciences Ltd.	34,953	343,575

JW Pharmaceutical Corp.	230	6,243

Kalbe Farma Tbk. PT	435,900	45,453

Komipharm International Co. Ltd.*	1,425	15,698

Livzon Pharmaceutical Group, Inc., Class H	3,930	17,332

Lotus Pharmaceutical Co. Ltd.*	5,000	13,984

Lupin Ltd.	3,948	48,439

Luye Pharma Group Ltd.(a)(b)	768,000	443,676

Mega Lifesciences PCL, NVDR	5,500	6,132

Mezzion Pharma Co. Ltd.*	198	30,833

Natco Pharma Ltd.	2,480	30,132

Oneness Biotech Co. Ltd.*	3,000	30,730

Oscotec, Inc.*	808	29,302

Pfizer Ltd.	341	22,938

Pharmally International Holding Co. Ltd.(c)	2,564	5,074

Piramal Enterprises Ltd.	2,028	34,542

Richter Gedeon Nyrt.	2,303	46,977

Sam Chun Dang Pharm Co. Ltd.	307	14,339

Sanofi India Ltd.	163	17,597

ScinoPharm Taiwan Ltd.	6,000	5,915

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	4,700	16,983

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	4,700	38,146

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	8,000	32,857

Shin Poong Pharmaceutical Co. Ltd.*	423	46,785

Sihuan Pharmaceutical Holdings Group Ltd.(a)	1,644,000	188,677

Sino Biopharmaceutical Ltd.	155,999	157,310

SSY Group Ltd.	34,000	18,546

Sun Pharmaceutical Industries Ltd.	17,249	108,406

Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	4,700	10,045

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Pharmaceuticals – (continued)

Torrent Pharmaceuticals Ltd.	717	$24,835

United Laboratories International Holdings Ltd. (The)	14,000	11,987

YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(a)(b)	112,800	138,912

Yifan Pharmaceutical Co. Ltd., Class A	4,700	15,930

Yuhan Corp.	895	46,931

Yungjin Pharmaceutical Co. Ltd.*	1,602	10,010

Yunnan Baiyao Group Co. Ltd., Class A	1,600	24,587

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	700	23,956

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	4,700	23,633

Zhejiang Medicine Co. Ltd., Class A	4,700	10,003

Zhejiang NHU Co. Ltd., Class A	4,700	20,378
		3,404,368

Professional Services – 0.0%(d)

51job, Inc., ADR*	286	20,049

Benefit Systems SA*	33	4,637

L&T Technology Services Ltd.(b)	103	2,317

Sporton International, Inc.	2,386	19,019
		46,022

Real Estate Management & Development – 5.1%

8990 Holdings, Inc.*	40,000	6,347

Agile Group Holdings Ltd.	46,000	62,877

Aldar Properties PJSC	118,075	88,078

Arabian Centres Co. Ltd.	1,662	10,716

Ayala Land, Inc.	79,900	54,477

Bangkok Land PCL, NVDR	3,800,100	118,267

Barwa Real Estate Co.	74,730	68,408

Beijing North Star Co. Ltd., Class H	282,000	56,365

BR Malls Participacoes SA*	15,600	22,077

BR Properties SA	4,577	6,882

Bumi Serpong Damai Tbk. PT*	168,600	10,260

C&D International Investment Group Ltd.(a)	119,000	193,043

Investments	Shares	Value

Real Estate Management & Development – (continued)

Cathay Real Estate Development Co. Ltd.	221,100	$147,253

Cencosud Shopping SA	11,704	15,453

Central China Real Estate Ltd.	329,000	176,488

Central Pattana PCL, NVDR	18,800	23,223

China Aoyuan Group Ltd.	47,000	44,001

China Dili Group*	42,600	9,778

China Evergrande Group(a)	63,000	125,109

China Fortune Land Development Co. Ltd., Class A	6,110	12,831

China Jinmao Holdings Group Ltd.	188,000	94,790

China Logistics Property Holdings Co. Ltd.*(b)	59,000	30,813

China Merchants Land Ltd.	658,000	95,032

China Merchants Property Operation & Service Co. Ltd., Class A	4,700	17,852

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	18,800	39,451

China Overseas Grand Oceans Group Ltd.	71,000	41,292

China Overseas Land & Investment Ltd.	121,500	303,952

China Overseas Property Holdings Ltd.(a)	25,000	18,085

China Resources Land Ltd.	97,777	397,798

China SCE Group Holdings Ltd.	734,000	314,239

China South City Holdings Ltd.	1,922,000	193,319

China Vanke Co. Ltd., Class A	28,200	115,953

China Vanke Co. Ltd., Class H	64,200	198,689

Chong Hong Construction Co. Ltd.	2,000	5,566

CIFI Holdings Group Co. Ltd.	127,144	87,715

Ciputra Development Tbk. PT	179,449	10,123

Corp. Inmobiliaria Vesta SAB de CV	2,000	3,203

Country Garden Holdings Co. Ltd.	249,832	307,343

DAMAC Properties Dubai Co. PJSC*	26,553	7,880

Dar Al Arkan Real Estate Development Co.*	8,271	17,621

Dexin China Holdings Co. Ltd.*(a)(b)	376,000	148,366

DLF Ltd.	13,288	28,384

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

DoubleDragon Properties Corp.*	342,420	$99,472

Echo Investment SA*	61,758	58,428

E-House China Enterprise Holdings Ltd.(b)	285,600	291,314

Emaar Development PJSC*	39,052	24,240

Emaar Economic City*	7,389	17,535

Emaar Malls PJSC*	46,896	18,895

Emaar Misr for Development SAE*	263,780	38,643

Emaar Properties PJSC*	130,425	94,805

Fantasia Holdings Group Co. Ltd.*(a)	634,500	119,457

Farglory Land Development Co. Ltd.	6,000	9,230

Gemdale Corp., Class A	14,100	28,094

Gemdale Properties & Investment Corp. Ltd.	186,000	28,782

Globe Trade Centre SA*	103	141

Godrej Properties Ltd.*	1,507	21,036

Greenland Holdings Corp. Ltd., Class A	28,200	26,053

Greenland Hong Kong Holdings Ltd.	376,000	121,699

Greentown China Holdings Ltd.	26,500	42,852

Guangzhou R&F Properties Co. Ltd., Class H(a)	582,800	738,002

Guorui Properties Ltd.(b)	423,000	46,365

Hanson International Tbk. PT*‡(c)	2,409,275	6,178

Highwealth Construction Corp.	16,500	23,939

Hopson Development Holdings Ltd.	22,000	56,171

Huang Hsiang Construction Corp.	15,000	20,295

Hung Sheng Construction Ltd.*	192,600	115,142

IOI Properties Group Bhd.	52,800	10,928

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	14,100	18,982

Jiayuan International Group Ltd.	587,243	250,653

Jinke Properties Group Co. Ltd., Class A	14,100	16,309

Joy City Property Ltd.	1,566,000	95,921

Kaisa Group Holdings Ltd.	94,000	43,637

Kindom Development Co. Ltd.	156,000	189,795

Korea Real Estate Investment & Trust Co. Ltd.	65,585	103,750

Investments	Shares	Value

Real Estate Management & Development – (continued)

KWG Group Holdings Ltd.	47,000	$62,062

KWG Living Group Holdings Ltd.*(a)(b)	23,500	18,425

LAMDA Development SA*	1,368	8,047

Logan Group Co. Ltd.	29,000	45,324

Longfor Group Holdings Ltd.(b)	54,500	297,630

LSR Group PJSC	22,147	253,435

LVGEM China Real Estate Investment Co. Ltd.	564,000	180,367

MAS Real Estate, Inc.	190,484	119,575

MBK PCL, NVDR	299,800	103,885

Megaworld Corp.*	444,200	27,808

Midea Real Estate Holding Ltd.(b)	14,000	31,521

Mingfa Group International Co. Ltd.*‡(c)	36,000	—

Multiplan Empreendimentos Imobiliarios SA*	500	1,645

NEPI Rockcastle plc	13,871	49,146

Oberoi Realty Ltd.*	4,021	24,045

OSK Holdings Bhd.	377,400	67,669

Pakuwon Jati Tbk. PT*	534,400	15,128

Parque Arauco SA	15,651	20,060

Phoenix Mills Ltd. (The)*	1,316	10,232

Poly Developments and Holdings Group Co. Ltd., Class A	32,900	75,422

Poly Property Group Co. Ltd.	893,000	256,793

Poly Property Services Co. Ltd.(a)(b)	2,400	17,254

Powerlong Real Estate Holdings Ltd.	41,000	27,545

Prestige Estates Projects Ltd.	652	2,205

Pruksa Holding PCL, NVDR	279,700	87,946

Quality Houses PCL, NVDR	2,034,600	135,781

Redco Properties Group Ltd.(a)(b)	26,000	11,500

Redsun Properties Group Ltd.	412,000	149,290

RiseSun Real Estate Development Co. Ltd., Class A	9,400	9,863

Road King Infrastructure Ltd.(a)	106,000	125,754

Robinsons Land Corp.	56,106	17,388

Ronshine China Holdings Ltd.*(a)(b)	250,000	169,894

Ruentex Development Co. Ltd.	39,600	54,686

Sakura Development Co. Ltd.	83,591	87,672

Seazen Group Ltd.*	80,000	59,834

Seazen Holdings Co. Ltd., Class A	4,700	22,805

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Real Estate Management & Development – (continued)

Shanghai Industrial Urban Development Group Ltd.	36,600	$3,398

Shanghai Lingang Holdings Corp. Ltd., Class A	4,700	15,888

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	17,540	14,418

Shanghai Shimao Co. Ltd., Class A	18,800	16,246

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	4,700	13,265

Shenzhen Investment Ltd.	99,930	30,411

Shimao Group Holdings Ltd.	39,000	137,546

Shoucheng Holdings Ltd.	30,400	10,898

Shui On Land Ltd.	1,460,500	192,100

Sichuan Languang Development Co. Ltd., Class A	14,100	10,375

Sime Darby Property Bhd.	73,800	9,591

Sinic Holdings Group Co. Ltd., Class H(a)(b)	282,000	151,639

Sino-Ocean Group Holding Ltd.	81,267	15,510

SK D&D Co. Ltd.	3,317	119,122

Skyfame Realty Holdings Ltd.	1,410,000	185,458

SM Prime Holdings, Inc.	192,700	134,173

SOHO China Ltd.*(a)	48,500	12,946

SP Setia Bhd. Group	490,294	81,421

Sunac China Holdings Ltd.	85,000	313,481

Sunway Bhd.	50,749	16,367

Supalai PCL, NVDR	29,000	14,608

Talaat Moustafa Group	434,353	168,761

Times China Holdings Ltd.	29,000	38,593

UEM Sunrise Bhd.*	71,900	6,403

United Development Co. QSC	793,783	323,312

UOA Development Bhd.	18,800	6,742

Vista Land & Lifescapes, Inc.	1,134,400	78,986

WHA Corp. PCL, NVDR	113,390	8,659

Yango Group Co. Ltd., Class A	14,100	14,436

Yuexiu Property Co. Ltd.	282,000	54,546

Yuzhou Group Holdings Co. Ltd.(a)	57,102	22,017

Zhenro Properties Group Ltd.(b)	67,000	38,620

Zhongliang Holdings Group Co. Ltd.(a)(b)	38,000	25,579

Investments	Shares	Value

Real Estate Management & Development – (continued)

Zhongtian Financial Group Co. Ltd., Class A*	28,200	$12,795

Zhuguang Holdings Group Co. Ltd.*	792,000	122,556
		11,574,644

Road & Rail – 0.2%

BTS Group Holdings PCL, NVDR	103,040	29,424

Cia de Locacao das Americas*	4,500	19,620

CJ Logistics Corp.*	150	21,085

Container Corp. of India Ltd.	4,571	24,111

Cosan Logistica SA*	4,018	11,421

Daqin Railway Co. Ltd., Class A	47,000	44,964

Dazhong Transportation Group Co. Ltd., Class B	286,900	90,087

GMexico Transportes SAB de CV(b)	10,500	12,386

Guangshen Railway Co. Ltd., Class A	32,900	11,097

Localiza Rent a Car SA*	9,250	97,345

Rumo SA*	18,800	59,797
		421,337

Semiconductors & Semiconductor Equipment – 3.7%

A-DATA Technology Co. Ltd.	96,000	184,593

Ardentec Corp.	179,000	208,703

ASE Technology Holding Co. Ltd.	114,000	251,885

ASMedia Technology, Inc.	1,000	50,169

Chipbond Technology Corp.	15,000	32,776

DB HiTek Co. Ltd.	1,176	33,113

Elan Microelectronics Corp.	4,400	20,767

Elite Advanced Laser Corp.	3,960	8,764

Elite Semiconductor Microelectronics Technology, Inc.	12,000	17,599

Eo Technics Co. Ltd.	134	10,357

Epistar Corp.*	17,000	19,910

Faraday Technology Corp.	6,000	8,737

GemVax & Kael Co. Ltd.*	920	17,351

Gigadevice Semiconductor Beijing, Inc., Class A	800	23,247

Global Unichip Corp.	2,000	18,110

Globalwafers Co. Ltd.	3,000	43,526

Greatek Electronics, Inc.	13,000	22,611

Holtek Semiconductor, Inc.	1,000	2,465

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – (continued)

Hua Hong Semiconductor Ltd.*(b)	11,000	$40,355

King Yuan Electronics Co. Ltd.	19,000	19,894

LandMark Optoelectronics Corp.	2,000	18,529

LEENO Industrial, Inc.	180	19,274

LONGi Green Energy Technology Co. Ltd., Class A	4,700	53,305

Machvision, Inc.	1,039	10,280

Macronix International	37,000	41,394

MediaTek, Inc.	25,000	592,585

MLS Co. Ltd., Class A	1,100	1,995

Nanya Technology Corp.	21,000	42,435

NAURA Technology Group Co. Ltd., Class A	900	22,969

Novatek Microelectronics Corp.	10,000	93,345

Parade Technologies Ltd.	1,400	53,350

Phison Electronics Corp.	3,000	31,098

Pixart Imaging, Inc.	1,000	5,943

Powertech Technology, Inc.	21,000	61,964

Radiant Opto-Electronics Corp.	14,330	56,361

Realtek Semiconductor Corp.	7,070	87,870

Sanan Optoelectronics Co. Ltd., Class A	9,400	31,187

Semiconductor Manufacturing International Corp.*	66,500	195,088

Seoul Semiconductor Co. Ltd.	1,370	21,069

Shenzhen Goodix Technology Co. Ltd., Class A	900	23,077

Sigurd Microelectronics Corp.	12,552	16,544

Silergy Corp.	1,000	61,531

Silicon Works Co. Ltd.	416	16,681

Sino-American Silicon Products, Inc.	17,000	59,196

Sitronix Technology Corp.	5,000	22,025

SK Hynix, Inc.	8,460	595,712

Taiwan Semiconductor Manufacturing Co. Ltd.	301,000	4,546,017

Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	4,700	16,372

Tokai Carbon Korea Co. Ltd.	86	7,003

TongFu Microelectronics Co. Ltd., Class A*	4,700	17,474

Unigroup Guoxin Microelectronics Co. Ltd., Class A	1,300	20,823

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

United Microelectronics Corp.	188,000	$201,779

United Renewable Energy Co. Ltd.*	44,003	23,306

Vanguard International Semiconductor Corp.	13,000	42,358

Visual Photonics Epitaxy Co. Ltd.	6,000	16,907

Wafer Works Corp.	16,798	18,587

Will Semiconductor Ltd., Class A	800	23,643

Win Semiconductors Corp.	6,961	75,685

Winbond Electronics Corp.	52,000	30,814

WONIK IPS Co. Ltd.*	824	23,274

XinTec, Inc.*	6,000	25,172

Xinyi Solar Holdings Ltd.(a)	54,457	99,015
		8,457,968

Software – 0.2%

Ahnlab, Inc.	190	10,532

Asseco Poland SA	2,144	34,672

China Youzan Ltd.*	232,000	54,748

Douzone Bizon Co. Ltd.	214	18,803

Glodon Co. Ltd., Class A	2,000	21,184

Hundsun Technologies, Inc., Class A	1,400	19,420

Iflytek Co. Ltd., Class A	4,700	26,684

Kingdee International Software Group Co. Ltd.*	35,000	91,846

Kingsoft Corp. Ltd.	16,000	85,417

Linx SA	3,300	20,541

Oracle Financial Services Software Ltd.	632	26,809

Shanghai Baosight Software Co. Ltd., Class A	2,000	18,964

Shanghai Baosight Software Co. Ltd., Class B	6,100	23,772

TOTVS SA	9,500	44,485

Weimob, Inc.*(b)	25,000	31,980

Yonyou Network Technology Co. Ltd., Class A	4,700	30,268
		560,125

Specialty Retail – 1.6%

Ace Hardware Indonesia Tbk. PT	206,000	22,044

Bermaz Auto Bhd.	447,900	125,046

China Harmony Auto Holding Ltd.(a)	338,000	132,500

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – (continued)

China Meidong Auto Holdings Ltd.	8,000	$32,651

China Tourism Group Duty Free Corp. Ltd., Class A	2,500	74,401

China Yongda Automobiles Services Holdings Ltd.	617,500	872,718

Detsky Mir PJSC(b)	330,956	457,999

Foschini Group Ltd. (The)	148,442	785,935

GOME Retail Holdings Ltd.*(a)	254,447	28,218

Home Product Center PCL, NVDR	63,300	28,433

Hotai Motor Co. Ltd.	6,000	126,278

Hotel Shilla Co. Ltd.	396	25,895

Italtile Ltd.	10,931	8,779

Jarir Marketing Co.	839	38,748

JUMBO SA	2,397	33,506

LOTTE Himart Co. Ltd.	3,942	106,306

M.Video PJSC	8,862	75,868

Mr Price Group Ltd.	4,982	37,673

Padini Holdings Bhd.	17,200	8,610

Petrobras Distribuidora SA	9,400	31,268

Pou Sheng International Holdings Ltd.*	97,000	22,140

PTG Energy PCL, NVDR	26,300	16,033

Shanghai Yuyuan Tourist Mart Group Co. Ltd.	18,800	24,411

Shinsegae International, Inc.	81	10,101

Siam Global House PCL, NVDR	15,900	8,111

Suning.com Co. Ltd., Class A	23,500	33,986

Topsports International Holdings Ltd.(b)	20,000	27,338

Truworths International Ltd.	198,583	382,164

Via Varejo S/A*	22,800	67,854

Zhongsheng Group Holdings Ltd.(a)	9,000	63,947
		3,708,961

Technology Hardware, Storage & Peripherals – 5.7%

Acer, Inc.*	63,858	53,246

Advantech Co. Ltd.	7,941	80,233

Asustek Computer, Inc.	24,000	203,472

Catcher Technology Co. Ltd.	24,000	151,450

Chicony Electronics Co. Ltd.	15,992	48,138

Compal Electronics, Inc.	141,000	91,688

Darfon Electronics Corp.	94,000	129,974

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

Dawning Information Industry Co. Ltd., Class A	1,200	$6,408

Getac Technology Corp.	3,000	4,930

Gigabyte Technology Co. Ltd.	20,000	50,204

HTC Corp.*	9,000	9,030

Innodisk Corp.	2,733	14,284

Inventec Corp.	90,000	71,110

King Slide Works Co. Ltd.	2,000	20,137

Legend Holdings Corp., Class H(a)(b)	267,700	360,392

Lenovo Group Ltd.	212,000	132,588

Lite-On Technology Corp.	75,000	122,057

Micro-Star International Co. Ltd.	13,000	52,266

Mitac Holdings Corp.	33,600	33,126

Ninestar Corp., Class A	4,700	20,448

Pegatron Corp.	73,000	156,956

Primax Electronics Ltd.	188,000	291,825

Qisda Corp.	55,000	35,957

Quanta Computer, Inc.	47,000	118,307

Samsung Electronics Co. Ltd.	174,314	8,694,961

Samsung Electronics Co. Ltd. (Preference)	27,918	1,232,653

Shenzhen Kaifa Technology Co. Ltd., Class A	4,700	14,864

Transcend Information, Inc.*	7,000	15,589

Wistron Corp.	94,000	93,660

Wiwynn Corp.	2,000	50,833

Xiaomi Corp., Class B*(b)	213,400	605,402
		12,966,188

Textiles, Apparel & Luxury Goods – 0.9%

Aditya Birla Fashion and Retail Ltd.*	6,536	13,520

Alpargatas SA (Preference)	875	6,149

ANTA Sports Products Ltd.	15,000	164,994

Arezzo Industria e Comercio SA	1,600	16,733

Bata India Ltd.	122	2,160

Bosideng International Holdings Ltd.(a)	40,000	17,486

CCC SA*	1,067	10,431

China Lilang Ltd.	215,000	135,850

Eclat Textile Co. Ltd.	2,698	35,702

F&F Co. Ltd.	206	16,503

Feng TAY Enterprise Co. Ltd.	10,600	64,111

FF Group*‡(c)	3,536	—

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Textiles, Apparel & Luxury Goods – (continued)

Fila Holdings Corp.	1,143	$38,580

Formosa Taffeta Co. Ltd.	10,000	10,925

Fuguiniao Group Ltd.*‡(c)	334,800	—

Grendene SA	8,264	11,494

Guararapes Confeccoes SA*	2,400	5,669

Handsome Co. Ltd.	6,066	148,883

Hansae Co. Ltd.	9,315	145,303

HS Industries Co. Ltd.	13,298	82,505

Hwaseung Enterprise Co. Ltd.	331	3,763

Hyosung TNC Co. Ltd.	940	118,463

Lao Feng Xiang Co. Ltd., Class B	2,500	7,415

Li Ning Co. Ltd.	29,500	152,163

LPP SA*	24	31,728

Makalot Industrial Co. Ltd.	2,032	13,462

Nan Liu Enterprise Co. Ltd.	2,000	16,222

Page Industries Ltd.	130	35,210

Pou Chen Corp.	94,000	82,815

Quang Viet Enterprise Co. Ltd.	4,000	14,684

Rajesh Exports Ltd.*	3,055	19,031

Ruentex Industries Ltd.	15,800	36,568

Shenzhou International Group Holdings Ltd.	11,900	205,473

Tainan Spinning Co. Ltd.	48,555	20,879

Taiwan Paiho Ltd.	7,000	17,327

Titan Co. Ltd.	5,734	90,199

Xtep International Holdings Ltd.(a)	552,134	185,828

Youngone Corp.	890	22,275

Youngone Holdings Co. Ltd.	2,316	72,662
		2,073,165

Thrifts & Mortgage Finance – 0.5%

Aavas Financiers Ltd.*	611	11,801

Housing Development Finance Corp. Ltd.	27,777	720,986

Indiabulls Housing Finance Ltd.	142,543	269,285

LIC Housing Finance Ltd.	9,611	36,696

Sangsangin Co. Ltd.	17,487	89,847
		1,128,615

Tobacco – 0.2%

British American Tobacco Malaysia Bhd.	5,900	14,342

Eastern Co. SAE	29,100	22,186

Gudang Garam Tbk. PT*	14,900	41,746

Investments	Shares	Value

Tobacco – (continued)

ITC Ltd.	49,491	$110,358

KT&G Corp.	4,322	308,524
		497,156

Trading Companies & Distributors – 0.4%

Adani Enterprises Ltd.	3,355	15,379

AKR Corporindo Tbk. PT	71,700	13,139

Barloworld Ltd.	90,028	314,984

BOC Aviation Ltd.(a)(b)	6,800	41,958

Bohai Leasing Co. Ltd., Class A*	32,900	12,472

Brighton-Best International Taiwan, Inc.*	16,000	14,264

COSCO SHIPPING Development Co. Ltd., Class A	37,600	11,728

LG International Corp.	13,160	179,186

Posco International Corp.	2,165	25,376

SK Networks Co. Ltd.	2,415	9,652

Xiamen C & D, Inc., Class A	9,400	11,729

Zall Smart Commerce Group Ltd.*(a)	1,900,000	173,956
		823,823

Transportation Infrastructure – 0.8%

Adani Ports & Special Economic Zone Ltd.	11,142	54,103

Airports of Thailand PCL	54,000	89,661

Airports of Thailand PCL, NVDR	21,200	35,200

Bangkok Expressway & Metro PCL, NVDR	136,300	35,860

Beijing Capital International Airport Co. Ltd., Class H	36,000	21,958

CCR SA	14,100	27,290

China Merchants Port Holdings Co. Ltd.	55,407	58,730

COSCO SHIPPING Ports Ltd.(a)	760,749	444,392

EcoRodovias Infraestrutura e Logistica SA*	4,700	8,143

GMR Infrastructure Ltd.*	48,418	15,288

Grupo Aeroportuario del Centro Norte SAB de CV*	4,105	18,467

Grupo Aeroportuario del Pacifico SAB de CV, Class B	4,700	38,994

Grupo Aeroportuario del Sureste SAB de CV, Class B*(a)	3,280	37,771

Guangzhou Baiyun International Airport Co. Ltd., Class A	4,700	8,803

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – (continued)

International Container Terminal Services, Inc.	18,470	$43,885

Jasa Marga Persero Tbk. PT	39,723	9,669

Jiangsu Expressway Co. Ltd., Class H	30,000	29,981

Malaysia Airports Holdings Bhd.	27,900	28,068

MMC Corp. Bhd.	408,900	70,856

Ningbo Zhoushan Port Co. Ltd., Class A	23,500	12,767

Novorossiysk Commercial Sea Port PJSC	190,696	18,821

Promotora y Operadora de Infraestructura SAB de CV	2,160	14,107

Promotora y Operadora de Infraestructura SAB de CV, Class L	2,300	11,182

Qingdao Port International Co. Ltd., Class H(b)	47,000	26,667

Shanghai International Airport Co. Ltd., Class A	3,100	30,583

Shanghai International Port Group Co. Ltd., Class A	61,100	38,118

Shenzhen Airport Co. Ltd., Class A	9,400	11,196

Shenzhen Expressway Co. Ltd., Class A	9,400	12,262

Shenzhen International Holdings Ltd.	38,745	60,155

Taiwan High Speed Rail Corp.	48,000	50,763

TAV Havalimanlari Holding A/S	6,386	10,505

Westports Holdings Bhd.	17,500	16,426

Zhejiang Expressway Co. Ltd., Class H	628,000	427,583
		1,818,254

Water Utilities – 0.5%

Aguas Andinas SA, Class A	36,828	9,557

Beijing Enterprises Water Group Ltd.*	210,000	79,614

China Water Affairs Group Ltd.(a)	376,000	269,096

Chongqing Water Group Co. Ltd., Class A	18,800	14,647

Cia de Saneamento Basico do Estado de Sao Paulo*	4,700	34,643

Investments	Shares	Value

Water Utilities – (continued)

Cia de Saneamento do Parana*	107,104	$440,044

Grandblue Environment Co. Ltd., Class A	4,700	17,523

Guangdong Investment Ltd.	36,000	53,293

Inversiones Aguas Metropolitanas SA	227,522	153,145

Luenmei Quantum Co. Ltd., Class A	9,400	18,519
		1,090,081

Wireless Telecommunication Services – 1.8%

Advanced Info Service PCL, NVDR	18,000	99,623

America Movil SAB de CV, Series L(a)	374,900	227,468

Axiata Group Bhd.	74,304	52,397

Bharti Airtel Ltd.	39,243	229,689

China Mobile Ltd.	188,000	1,143,052

China United Network Communications Ltd., Class A	18,800	13,384

DiGi.Com Bhd.	61,100	55,439

Empresa Nacional de Telecomunicaciones SA	1,467	8,261

Etihad Etisalat Co.*	5,160	38,525

Far EasTone Telecommunications Co. Ltd.	30,000	62,929

Globe Telecom, Inc.	580	24,326

Indosat Tbk. PT*	417,600	57,393

Intouch Holdings PCL, NVDR	23,500	40,338

Maxis Bhd.	32,900	38,007

Mobile Telecommunications Co. Saudi Arabia*	13,386	43,974

Mobile TeleSystems PJSC	26,796	104,841

MTN Group Ltd.	54,191	192,735

PLAY Communications SA(b)	5,507	53,879

PLDT, Inc.	2,960	81,217

Sistema PJSFC	1,469,443	466,950

SK Telecom Co. Ltd.	1,343	253,285

Taiwan Mobile Co. Ltd.	30,000	102,470

TIM SA*	14,100	28,978

Total Access Communication PCL, NVDR	15,200	14,996

Turkcell Iletisim Hizmetleri A/S*	36,425	63,439

Vodacom Group Ltd.	10,340	77,973

Vodafone Idea Ltd.*	3,524,849	416,185

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – (continued)

XL Axiata Tbk. PT	149,675	$20,775
		4,012,528
Total Common Stocks (Cost $196,134,681)		222,741,581
	Principal Amount

CORPORATE BONDS – 0.0%(d)

Food Products – 0.0%(d)

Britannia Industries Ltd.
8.00%, 8/28/2022	INR 2,231	32

Independent Power and Renewable Electricity Producers – 0.0%(d)

NTPC Ltd.

Series 54, 8.49%, 3/25/2025	INR 49,126	9,731
Total Corporate Bonds (Cost $31)		9,763
	Number of Rights

RIGHTS – 0.0%(d)

Electrical Equipment – 0.0%(d)

Doosan Fuel Cell Co. Ltd., expiring 12/8/2020, price 33,600.00 KRW*(c)	79	550

Doosan Heavy Industries & Construction Co. Ltd., expiring 12/4/2020, price 9,640.00 KRW*(c)	1,644	5,955
		6,505

Independent Power and Renewable Electricity Producers – 0.0%

BCPG PCL, expiring 11/9/2020, price 11.50 THB*‡(c)	200	—

Investments	Number of Rights	Value

Real Estate Management & Development – 0.0%

Jiayuan International Group Ltd., expiring 1/31/2021*‡(c)	7,161	$—

Technology Hardware, Storage & Peripherals – 0.0%

Legend Holdings Corp., expiring 12/31/2020*‡(c)	4,192	—
Total Rights (Cost $—)		6,505
	Number of Warrants

WARRANTS – 0.0%(d)

Real Estate Management & Development – 0.0%(d)

MBK PCL, expiring 12/31/2023, price 3.00 THB*(c) (Cost $—)	11,992	3,001
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 0.8%

REPURCHASE AGREEMENTS – 0.8%

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $300,003, collateralized by various U.S. Treasury Securities, ranging from 0.50% –1.88%, maturing 11/30/2021 –3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 –12/15/2025; total market value $304,261	$300,000	300,000

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $350,630, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $356,770	350,628	350,628

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(e) – (continued)

REPURCHASE AGREEMENTS – (continued)

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $500,008, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 –10/28/2025; total market value $509,783	$500,000	$500,000

Societe Generale, 0.18%, dated 10/30/2020, due 11/2/2020, repurchase price $600,009, collateralized by various Common Stocks; total market value $660,434	600,000	600,000
		1,750,628
Total Securities Lending Reinvestments (Cost $1,750,628)		1,750,628
Total Investments – 99.4% (Cost $197,885,340)		224,511,478

Other assets less liabilities – 0.6%		1,335,324
NET ASSETS – 100.0%		$225,846,802

*	Non-income producing security.

^	Security subject to restrictions on resale.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $8,317,509, collateralized in the form of cash with a value of $1,750,628 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,901,357 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050 and $5,285,271 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 7.50%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $8,937,256.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $203,558, which represents approximately 0.09% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $1,750,628.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

INR – Indian Rupee

KRW – Korean Won

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

THB – Thai Baht

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,434,646
Aggregate gross unrealized depreciation	(31,344,410)
Net unrealized appreciation	$23,090,236
Federal income tax cost	$201,488,327

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	59	12/18/2020	USD	$3,250,605	$54,869

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
HKD	4,500,000	Morgan Stanley	USD	580,131	12/16/2020	$128
KRW*	229,863,410	Citibank NA	USD	193,783	12/16/2020	8,791
TWD*	19,230,000	Goldman Sachs & Co.	USD	668,986	12/16/2020	3,419
USD	112,236	Goldman Sachs & Co.	BRL*	599,553	12/16/2020	8,443
USD	1,099,445	UBS AG	HKD	8,526,137	12/16/2020	30
USD	100,639	Citibank NA	INR*	7,400,000	12/16/2020	1,175
USD	82,987	Citibank NA	RUB*	6,343,045	12/16/2020	3,563
USD	103,506	Goldman Sachs & Co.	RUB*	8,020,000	12/16/2020	3,084
Total unrealized appreciation						$28,633
INR*	7,061,500	Citibank NA	USD	95,138	12/16/2020	$(224)
USD	193,613	Toronto-Dominion Bank (The)	KRW*	225,820,000	12/16/2020	(5,398)
USD	790,553	Citibank NA	TWD*	22,906,120	12/16/2020	(10,393)
USD	10,006	Goldman Sachs & Co.	ZAR	170,000	12/17/2020	(402)
Total unrealized depreciation						$(16,417)
Net unrealized appreciation						$12,216

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

RUB – Russian Ruble

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Brazil	4.5%
Chile	0.8
China	35.3
Colombia	0.5
Czech Republic	0.3
Egypt	0.4
Greece	0.2
Hungary	0.2
India	8.2
Indonesia	1.7
Malaysia	1.8
Mexico	1.9
Pakistan	0.5
Peru	0.2
Philippines	1.2
Poland	1.2
Qatar	1.2
Russia	3.3
Saudi Arabia	1.3
South Africa	4.2
South Korea	15.4
Taiwan	11.0
Thailand	1.7
Turkey	0.9
United Arab Emirates	0.7
Other[1]	1.4
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

October 31, 2020

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 99.8%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund(a) (Cost $7,296,293)	113,020	$6,119,717
Total Investments – 99.8% (Cost $7,296,293)		6,119,717

Other assets less liabilities – 0.2%		9,599
NET ASSETS – 100.0%		$6,129,316

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Fund.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,207
Aggregate gross unrealized depreciation	(1,223,941)
Net unrealized depreciation	$(1,199,734)
Federal income tax cost	$7,328,921

The FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares® Fund. The Schedule of Investments of the affiliated FlexShares® Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2020, was as follows:

Security	Value October 31, 2019	Purchases at Cost	Sales Proceeds	Shares October 31, 2020	Value October 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	$8,481,240	$745,976	$1,815,439	113,020	$6,119,717	$(882,986)	$237,262	$(409,074)

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	354,110	Morgan Stanley	AUD	500,000	11/24/2020	$2,945
USD	575,883	Morgan Stanley	CAD	760,000	11/24/2020	5,848
USD	361,185	Morgan Stanley	CHF	330,000	11/24/2020	918
USD	122,941	Morgan Stanley	DKK	780,000	11/24/2020	846
USD	1,618,461	Morgan Stanley	EUR	1,380,000	11/24/2020	10,224
USD	184,478	Morgan Stanley	HKD	1,430,000	11/24/2020	81
USD	76,986	Morgan Stanley	ILS	260,000	11/24/2020	650
USD	66,263	Morgan Stanley	NOK	620,000	11/24/2020	1,409
USD	244,338	Morgan Stanley	SEK	2,160,000	11/24/2020	1,617
USD	66,246	Morgan Stanley	SGD	90,000	11/24/2020	336
Total unrealized appreciation						$24,874
USD	840,487	Morgan Stanley	GBP	650,000	11/24/2020	$(73)
USD	1,859,461	Morgan Stanley	JPY	195,940,000	11/24/2020	(15,309)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts(cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	33,023	Morgan Stanley	NZD	50,000	11/24/2020	$(22)
Total unrealized depreciation						$(15,404)
Net unrealized appreciation						$9,470

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

October 31, 2020

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 98.0%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(a) (Cost $3,834,940)	69,705	$3,331,202
Total Investments – 98.0% (Cost $3,834,940)		3,331,202

Other assets less liabilities – 2.0%		68,160
NET ASSETS – 100.0%		$3,399,362

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Fund.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,940
Aggregate gross unrealized depreciation	(526,613)
Net unrealized depreciation	$(513,673)
Federal income tax cost	$3,850,234

The FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares® Fund. The Schedule of Investments of the affiliated FlexShares® Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2020, was as follows:

Security	Value October 31, 2019	Purchases at Cost	Sales Proceeds	Shares October 31, 2020	Value October 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Loss
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$5,409,036	$140,253	$2,146,129	69,705	$3,331,202	$(53,855)	$118,819	$(18,103)

Futures Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following open futures contract as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation*
Long Contracts
MSCI Emerging Markets E-Mini Index	1	12/18/2020	USD	$55,095	$618

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	168,225	Citibank NA	BRL*	950,000	11/25/2020	$3,645
USD	11,729	Morgan Stanley	EUR	10,000	11/25/2020	74
USD	959,798	Morgan Stanley	HKD	7,440,000	11/25/2020	417
USD	282,906	Citibank NA	INR*	20,830,000	11/25/2020	2,368
USD	68,191	Morgan Stanley	MXN	1,450,000	11/25/2020	215
USD	65,107	Goldman Sachs & Co.	MYR*	270,000	11/25/2020	185
USD	43,858	Morgan Stanley	PLN	170,000	11/25/2020	966
USD	114,519	Goldman Sachs & Co.	RUB*	8,970,000	11/25/2020	1,921
USD	34,956	Morgan Stanley	TRY	280,000	11/25/2020	1,921
USD	387,339	JPMorgan Chase Bank	TWD*	11,050,000	11/25/2020	998
Total unrealized appreciation						$12,710
USD	26,415	Citibank NA	CLP*	21,030,000	11/25/2020	$(749)
USD	56,576	Morgan Stanley	IDR*	836,800,000	11/25/2020	(524)
USD	549,642	Toronto-Dominion Bank (The)	KRW*	627,730,000	11/25/2020	(3,528)
USD	40,375	JPMorgan Chase Bank	PHP*	1,970,000	11/25/2020	(344)
USD	60,868	Citibank NA	THB	1,900,000	11/25/2020	(83)
USD	147,041	Morgan Stanley	ZAR	2,440,000	11/25/2020	(2,741)
Total unrealized depreciation						$(7,969)
Net unrealized appreciation						$4,741

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.9%

Aerospace & Defense – 0.4%

Lockheed Martin Corp.	729	$255,245

Air Freight & Logistics – 1.1%

CH Robinson Worldwide, Inc.(a)	4,293	379,630

Expeditors International of Washington, Inc.	4,698	415,162
		794,792

Automobiles – 0.3%

Tesla, Inc.*(a)	600	232,824

Banks – 3.8%

Bank of America Corp.	14,661	347,466

Citigroup, Inc.	23,571	976,311

Citizens Financial Group, Inc.	15,552	423,792

M&T Bank Corp.	2,106	218,139

Wells Fargo & Co.	37,341	800,964
		2,766,672

Beverages – 0.6%

Monster Beverage Corp.*	5,508	421,748

Biotechnology – 3.6%

AbbVie, Inc.	3,564	303,330

Alexion Pharmaceuticals, Inc.*	891	102,590

Amgen, Inc.	5,184	1,124,617

Biogen, Inc.*	1,944	490,024

Neurocrine Biosciences, Inc.*	405	39,961

Regeneron Pharmaceuticals, Inc.*	201	109,256

Vertex Pharmaceuticals, Inc.*	2,025	421,929
		2,591,707

Building Products – 1.0%

Masco Corp.	7,047	377,719

Trane Technologies plc	2,430	322,583
		700,302

Capital Markets – 2.0%

Ameriprise Financial, Inc.	324	52,109

Bank of New York Mellon Corp. (The)	9,639	331,196

Morgan Stanley	22,684	1,092,235
		1,475,540

Investments	Shares	Value

Chemicals – 2.2%

Celanese Corp.	3,240	$367,772

Dow, Inc.	10,044	456,902

Ecolab, Inc.	486	89,225

Sherwin-Williams Co. (The)	1,010	694,860
		1,608,759

Commercial Services & Supplies – 0.1%

Cintas Corp.	243	76,436

Rollins, Inc.	324	18,743
		95,179

Communications Equipment – 1.5%

Cisco Systems, Inc.	29,322	1,052,660

Consumer Finance – 1.8%

American Express Co.	1,863	169,980

Capital One Financial Corp.	5,994	438,042

Discover Financial Services	5,184	337,012

Synchrony Financial	13,608	340,472
		1,285,506

Distributors – 0.6%

Pool Corp.	1,215	425,043

Diversified Financial Services – 1.7%

Berkshire Hathaway, Inc., Class B*	6,075	1,226,543

Diversified Telecommunication Services – 1.2%

AT&T, Inc.	14,418	389,575

Liberty Global plc, Class C*	567	10,580

Verizon Communications, Inc.	7,776	443,154
		843,309

Electric Utilities – 2.2%

Exelon Corp.	12,231	487,895

Pinnacle West Capital Corp.	4,050	330,358

Southern Co. (The)	12,960	744,552
		1,562,805

Electrical Equipment – 0.8%

Eaton Corp. plc	2,673	277,431

Emerson Electric Co.	891	57,728

Rockwell Automation, Inc.	1,053	249,687
		584,846

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Energy Equipment & Services – 0.8%

Baker Hughes Co.(a)	24,462	$361,304

Halliburton Co.	5,994	72,287

Schlumberger NV	8,100	121,014
		554,605

Entertainment – 2.3%

Activision Blizzard, Inc.	9,558	723,827

Electronic Arts, Inc.*	2,268	271,775

Spotify Technology SA*	1,053	252,604

Take-Two Interactive Software, Inc.*	2,430	376,456
		1,624,662

Equity Real Estate Investment Trusts (REITs) – 3.1%

American Tower Corp.	2,997	688,261

AvalonBay Communities, Inc.	2,106	293,008

Equity Residential	6,156	289,209

Essex Property Trust, Inc.	81	16,572

Mid-America Apartment Communities, Inc.	162	18,894

Prologis, Inc.	4,131	409,795

Public Storage	2,106	482,421
		2,198,160

Food & Staples Retailing – 0.3%

Walmart, Inc.	1,377	191,059

Food Products – 0.8%

Campbell Soup Co.	2,673	124,749

General Mills, Inc.	2,106	124,507

Kraft Heinz Co. (The)	11,745	359,279
		608,535

Health Care Equipment & Supplies – 1.9%

Dentsply Sirona, Inc.	2,916	137,606

IDEXX Laboratories, Inc.*	972	412,925

Medtronic plc	3,078	309,554

Quidel Corp.*	1,620	434,630

ResMed, Inc.	405	77,736
		1,372,451

Health Care Providers & Services – 4.2%

AmerisourceBergen Corp.	2,997	287,922

Anthem, Inc.	1,053	287,258

Investments	Shares	Value

Health Care Providers & Services – (continued)

Cardinal Health, Inc.	7,290	$333,809

Cigna Corp.	1,782	297,541

Henry Schein, Inc.*	3,159	200,849

Humana, Inc.	1,620	646,834

McKesson Corp.	2,754	406,187

UnitedHealth Group, Inc.	1,863	568,476
		3,028,876

Health Care Technology – 0.6%

Cerner Corp.	5,832	408,765

Hotels, Restaurants & Leisure – 0.4%

Hilton Worldwide Holdings, Inc.	3,645	320,067

Household Durables – 0.9%

Lennar Corp., Class A	3,807	267,366

PulteGroup, Inc.	8,829	359,870
		627,236

Household Products – 2.9%

Colgate-Palmolive Co.	7,614	600,669

Procter & Gamble Co. (The)	10,854	1,488,083
		2,088,752

Independent Power and Renewable Electricity Producers – 0.4%

Vistra Corp.	18,063	313,754

Industrial Conglomerates – 0.6%

Honeywell International, Inc.	2,835	467,633

Insurance – 1.8%

Allstate Corp. (The)	4,293	381,004

American International Group, Inc.	5,994	188,751

Aon plc, Class A(a)	1,863	342,811

Loews Corp.	486	16,854

MetLife, Inc.	10,611	401,626
		1,331,046

Interactive Media & Services – 5.6%

Alphabet, Inc., Class A*	693	1,119,964

Alphabet, Inc., Class C*	692	1,121,739

Facebook, Inc., Class A*	6,804	1,790,201
		4,031,904

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Internet & Direct Marketing Retail – 5.1%

Amazon.com, Inc.*	772	$2,343,908

Booking Holdings, Inc.*	501	812,872

eBay, Inc.	8,748	416,667

Etsy, Inc.*	567	68,942
		3,642,389

IT Services – 3.7%

Cognizant Technology Solutions Corp., Class A	2,997	214,046

FleetCor Technologies, Inc.*(a)	405	89,468

GoDaddy, Inc., Class A*	1,134	80,219

Mastercard, Inc., Class A	1,053	303,938

VeriSign, Inc.*	1,863	355,274

Visa, Inc., Class A(a)	8,829	1,604,318
		2,647,263

Life Sciences Tools & Services – 1.0%

Mettler-Toledo International, Inc.*	299	298,375

Waters Corp.*	1,782	397,065
		695,440

Machinery – 1.1%

Dover Corp.	324	35,870

Illinois Tool Works, Inc.	3,726	729,849
		765,719

Media – 2.1%

Charter Communications, Inc., Class A*(a)	1,782	1,076,007

Comcast Corp., Class A	5,346	225,815

Omnicom Group, Inc.	5,184	244,685
		1,546,507

Multiline Retail – 1.1%

Target Corp.	5,103	776,779

Multi-Utilities – 1.3%

Public Service Enterprise Group, Inc.	8,100	471,015

WEC Energy Group, Inc.	4,779	480,528
		951,543

Investments	Shares	Value

Oil, Gas & Consumable Fuels – 1.6%

Chevron Corp.	7,857	$546,062

Concho Resources, Inc.	324	13,449

ConocoPhillips	11,583	331,505

Kinder Morgan, Inc.	20,169	240,011
		1,131,027

Pharmaceuticals – 4.6%

Eli Lilly and Co.	7,533	982,755

Johnson & Johnson	12,555	1,721,416

Merck & Co., Inc.	4,293	322,877

Mylan NV*	13,041	189,616

Pfizer, Inc.	1,701	60,351
		3,277,015

Professional Services – 0.2%

TransUnion	1,701	135,502

Road & Rail – 0.4%

Old Dominion Freight Line, Inc.	1,377	262,139

Semiconductors & Semiconductor Equipment – 4.8%

Broadcom, Inc.	1,215	424,800

Intel Corp.	15,714	695,816

KLA Corp.	486	95,830

Lam Research Corp.	1,782	609,587

Qorvo, Inc.*	243	30,948

QUALCOMM, Inc.	2,106	259,796

Texas Instruments, Inc.	8,991	1,300,009
		3,416,786

Software – 10.2%

Adobe, Inc.*	2,349	1,050,238

Check Point Software Technologies Ltd.*(a)	3,240	367,934

Citrix Systems, Inc.	2,916	330,295

Fair Isaac Corp.*	162	63,415

Fortinet, Inc.*	3,240	357,599

Intuit, Inc.	3,240	1,019,563

Microsoft Corp.	14,499	2,935,613

Oracle Corp.	21,789	1,222,581

SS&C Technologies Holdings, Inc.	243	14,390
		7,361,628

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – 1.5%

Best Buy Co., Inc.	1,620	$180,711

Home Depot, Inc. (The)	2,349	626,502

Lowe’s Cos., Inc.	1,701	268,928
		1,076,141

Technology Hardware, Storage & Peripherals – 7.7%

Apple, Inc.	50,402	5,486,761

NetApp, Inc.	729	31,996
		5,518,757

Tobacco – 0.6%

Philip Morris International, Inc.	6,561	465,962

Trading Companies & Distributors – 0.4%

United Rentals, Inc.*(a)	567	101,090

Watsco, Inc.	81	18,155

WW Grainger, Inc.	523	183,061
		302,306
Total Common Stocks (Cost $65,852,244)		71,063,888
Total Investments – 98.9% (Cost $65,852,244)		71,063,888

Other assets less liabilities – 1.1%		778,552
NET ASSETS – 100.0%		$71,842,440
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $4,003,994, collateralized in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050; a total value of $4,095,655.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,837,389
Aggregate gross unrealized depreciation	(3,651,115)
Net unrealized appreciation	$5,186,274
Federal income tax cost	$65,864,632

Futures Contracts

FlexShares® US Quality Large Cap Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	4	12/18/2020	USD	$652,940	$(12,982)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® US ESG Impact Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.0%

Aerospace & Defense – 0.0%(a)

Teledyne Technologies, Inc.*	135	$41,735

Air Freight & Logistics – 0.3%

CH Robinson Worldwide, Inc.	360	31,835

FedEx Corp.	900	233,523
		265,358

Airlines – 0.0%(a)

United Airlines Holdings, Inc.*	855	28,950

Auto Components – 0.0%(a)

BorgWarner, Inc.	585	20,463

Automobiles – 2.2%

General Motors Co.	8,595	296,786

Tesla, Inc.*(b)	4,230	1,641,409
		1,938,195

Banks – 5.2%

Bank of America Corp.	52,425	1,242,473

Citigroup, Inc.	13,770	570,353

Fifth Third Bancorp	2,835	65,829

Huntington Bancshares, Inc.	3,105	32,416

JPMorgan Chase & Co.	21,240	2,082,370

KeyCorp	7,740	100,465

PNC Financial Services Group, Inc. (The)	2,655	297,041

US Bancorp	7,065	275,182
		4,666,129

Beverages – 2.9%

Brown-Forman Corp., Class B	450	31,369

Coca-Cola Co. (The)	21,960	1,055,398

Coca-Cola European Partners plc	1,170	41,781

Constellation Brands, Inc., Class A	900	148,707

PepsiCo, Inc.	9,720	1,295,579
		2,572,834

Biotechnology – 2.2%

AbbVie, Inc.	8,010	681,651

Amgen, Inc.	2,790	605,263

Biogen, Inc.*	495	124,775

Investments	Shares	Value

Biotechnology – (continued)

Gilead Sciences, Inc.	7,155	$416,063

Vertex Pharmaceuticals, Inc.*	540	112,514
		1,940,266

Building Products – 0.5%

Allegion plc	315	31,027

Fortune Brands Home & Security, Inc.	315	25,474

Johnson Controls International plc	3,465	146,258

Lennox International, Inc.(b)	225	61,124

Trane Technologies plc	1,035	137,396
		401,279

Capital Markets – 2.6%

Bank of New York Mellon Corp. (The)	3,825	131,427

BlackRock, Inc.	1,035	620,182

CME Group, Inc.	675	101,736

Goldman Sachs Group, Inc. (The)	2,250	425,340

Morgan Stanley	9,810	472,351

S&P Global, Inc.	1,350	435,686

State Street Corp.	2,430	143,127
		2,329,849

Chemicals – 1.5%

Air Products and Chemicals, Inc.	945	261,047

Celanese Corp.	810	91,943

Eastman Chemical Co.	945	76,394

Ecolab, Inc.	1,935	355,246

International Flavors & Fragrances, Inc.(b)	450	46,197

LyondellBasell Industries NV, Class A	1,485	101,648

PPG Industries, Inc.	900	116,748

Sherwin-Williams Co. (The)	405	278,632
		1,327,855

Commercial Services & Supplies – 0.1%

Cintas Corp.	315	99,083

Communications Equipment – 0.8%

Arista Networks, Inc.*	225	47,002

Cisco Systems, Inc.	13,860	497,574

Juniper Networks, Inc.	3,060	60,343

Motorola Solutions, Inc.	630	99,578
		704,497

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Construction Materials – 0.0%(a)

Martin Marietta Materials, Inc.(b)	90	$23,972

Consumer Finance – 0.3%

Capital One Financial Corp.	3,285	240,068

Synchrony Financial	2,160	54,043
		294,111

Containers & Packaging – 0.5%

Avery Dennison Corp.	360	49,820

Ball Corp.	1,890	168,210

International Paper Co.	1,800	78,750

Packaging Corp. of America	675	77,281

Westrock Co.	1,260	47,313
		421,374

Distributors – 0.0%(a)

Genuine Parts Co.	180	16,277

Diversified Telecommunication Services – 2.5%

AT&T, Inc.	31,770	858,425

CenturyLink, Inc.	3,330	28,705

Verizon Communications, Inc.	24,165	1,377,163
		2,264,293

Electric Utilities – 1.4%

Alliant Energy Corp.	1,935	106,967

American Electric Power Co., Inc.	855	76,890

Duke Energy Corp.(b)	3,510	323,306

Entergy Corp.	900	91,098

Eversource Energy	2,070	180,649

FirstEnergy Corp.	360	10,699

NextEra Energy, Inc.	4,860	355,801

PPL Corp.	2,700	74,250
		1,219,660

Electrical Equipment – 0.7%

Eaton Corp. plc	2,115	219,516

Emerson Electric Co.	3,825	247,822

Rockwell Automation, Inc.	630	149,385
		616,723

Electronic Equipment, Instruments & Components – 0.3%

CDW Corp.	540	66,204

Investments	Shares	Value

Electronic Equipment, Instruments & Components – (continued)

Keysight Technologies, Inc.*	720	$75,507

TE Connectivity Ltd.	675	65,394

Trimble, Inc.*	1,440	69,307
		276,412

Energy Equipment & Services – 0.3%

Halliburton Co.	6,525	78,692

Schlumberger NV	9,810	146,561
		225,253

Entertainment – 1.6%

Spotify Technology SA*	270	64,770

Take-Two Interactive Software, Inc.*	315	48,800

Walt Disney Co. (The)	10,530	1,276,763
		1,390,333

Equity Real Estate Investment Trusts (REITs) – 1.4%

AvalonBay Communities, Inc.	675	93,913

Digital Realty Trust, Inc.	540	77,922

Equity LifeStyle Properties, Inc.	810	47,944

Essex Property Trust, Inc.	135	27,620

Healthpeak Properties, Inc.	4,635	125,006

Host Hotels & Resorts, Inc.	4,455	46,688

Iron Mountain, Inc.(b)	1,170	30,490

Prologis, Inc.	2,790	276,768

Public Storage	450	103,082

Ventas, Inc.	1,260	49,732

Welltower, Inc.	2,835	152,438

Weyerhaeuser Co.	4,050	110,524

WP Carey, Inc.	1,125	70,436
		1,212,563

Food & Staples Retailing – 1.4%

Costco Wholesale Corp.	2,610	933,388

Kroger Co. (The)	3,375	108,709

Sysco Corp.	3,105	171,738

Walgreens Boots Alliance, Inc.	1,755	59,740
		1,273,575

Food Products – 1.3%

Archer-Daniels-Midland Co.	2,160	99,879

Campbell Soup Co.	360	16,801

Conagra Brands, Inc.	1,935	67,899

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Food Products – (continued)

General Mills, Inc.	3,735	$220,813

Hershey Co. (The)	1,035	142,271

J M Smucker Co. (The)	495	55,539

Kellogg Co.	1,845	116,032

McCormick & Co., Inc. (Non-Voting)(b)	495	89,353

Mondelez International, Inc., Class A	4,635	246,211

Tyson Foods, Inc., Class A	1,260	72,110
		1,126,908

Health Care Equipment & Supplies – 4.1%

Abbott Laboratories	10,395	1,092,619

ABIOMED, Inc.*	180	45,339

Align Technology, Inc.*	225	95,868

Baxter International, Inc.	2,025	157,079

Becton Dickinson and Co.	1,755	405,633

Boston Scientific Corp.*	4,590	157,299

Danaher Corp.(b)	2,295	526,794

Edwards Lifesciences Corp.*	1,215	87,103

Hologic, Inc.*	1,665	114,585

IDEXX Laboratories, Inc.*	180	76,468

Intuitive Surgical, Inc.*	270	180,112

Medtronic plc	3,330	334,898

ResMed, Inc.	630	120,922

STERIS plc	90	15,947

Varian Medical Systems, Inc.*	630	108,864

Zimmer Biomet Holdings, Inc.	900	118,890
		3,638,420

Health Care Providers & Services – 3.0%

AmerisourceBergen Corp.	900	86,463

Anthem, Inc.	1,665	454,212

Cigna Corp.	990	165,300

CVS Health Corp.	4,050	227,164

Humana, Inc.	315	125,773

Laboratory Corp. of America Holdings*	360	71,917

McKesson Corp.	585	86,282

Quest Diagnostics, Inc.	990	120,919

UnitedHealth Group, Inc.	4,320	1,318,205
		2,656,235

Health Care Technology – 0.3%

Cerner Corp.	360	25,232

Investments	Shares	Value

Health Care Technology – (continued)

Veeva Systems, Inc., Class A*	855	$230,893
		256,125

Hotels, Restaurants & Leisure – 0.9%

Domino’s Pizza, Inc.	45	17,025

Hilton Worldwide Holdings, Inc.	1,620	142,252

Marriott International, Inc., Class A	1,755	163,004

McDonald’s Corp.	1,800	383,400

MGM Resorts International	2,565	52,762

Yum! Brands, Inc.	900	83,997
		842,440

Household Durables – 0.2%

Garmin Ltd.	1,035	107,661

Lennar Corp., Class A	720	50,565
		158,226

Household Products – 3.3%

Church & Dwight Co., Inc.	495	43,753

Clorox Co. (The)	720	149,220

Colgate-Palmolive Co.	2,790	220,103

Kimberly-Clark Corp.	1,260	167,063

Procter & Gamble Co. (The)	16,875	2,313,563
		2,893,702

Industrial Conglomerates – 1.4%

3M Co.	3,915	626,244

General Electric Co.	56,205	417,041

Roper Technologies, Inc.	495	183,813
		1,227,098

Insurance – 1.6%

Aflac, Inc.	3,105	105,415

Alleghany Corp.	90	49,224

Allstate Corp. (The)	1,530	135,787

Aon plc, Class A(b)	1,035	190,450

Arthur J Gallagher & Co.	405	42,003

Chubb Ltd.	1,755	227,992

Globe Life, Inc.	990	80,279

Hartford Financial Services Group, Inc. (The)	1,755	67,603

Principal Financial Group, Inc.	2,115	82,950

Progressive Corp. (The)	3,105	285,350

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Travelers Cos., Inc. (The)	1,530	$184,686
		1,451,739

Interactive Media & Services – 8.7%

Alphabet, Inc., Class C*	2,025	3,282,545

Facebook, Inc., Class A*	16,560	4,357,102

Snap, Inc., Class A*	3,645	143,576
		7,783,223

Internet & Direct Marketing Retail – 5.0%

Amazon.com, Inc.*	1,440	4,372,056

Etsy, Inc.*	540	65,659
		4,437,715

IT Services – 3.8%

Accenture plc, Class A(b)	4,455	966,334

Akamai Technologies, Inc.*	675	64,206

Amdocs Ltd.	315	17,760

Booz Allen Hamilton Holding Corp.	1,035	81,247

Cognizant Technology Solutions Corp., Class A	2,475	176,765

EPAM Systems, Inc.*	135	41,708

International Business Machines Corp.	6,345	708,483

Leidos Holdings, Inc.	450	37,350

Mastercard, Inc., Class A	4,095	1,181,981

Okta, Inc.*	180	37,769

Western Union Co. (The)(b)	1,980	38,491

Wix.com Ltd.*	90	22,259
		3,374,353

Leisure Products – 0.0%(a)

Hasbro, Inc.	315	26,057

Life Sciences Tools & Services – 0.9%

Agilent Technologies, Inc.	1,665	169,980

Bio-Rad Laboratories, Inc., Class A*	90	52,778

Bio-Techne Corp.	135	34,075

Charles River Laboratories International, Inc.*	90	20,493

Illumina, Inc.*	1,035	302,944

Mettler-Toledo International, Inc.*	180	179,624

PerkinElmer, Inc.	405	52,468
		812,362

Investments	Shares	Value

Machinery – 1.6%

Caterpillar, Inc.	3,645	$572,447

Cummins, Inc.	765	168,216

Deere & Co.	630	142,323

Dover Corp.	720	79,711

PACCAR, Inc.	2,115	180,579

Parker-Hannifin Corp.	585	121,891

Stanley Black & Decker, Inc.	495	82,269

Xylem, Inc.(b)	360	31,370
		1,378,806

Media – 0.8%

Comcast Corp., Class A	15,120	638,669

DISH Network Corp., Class A*	765	19,500

Omnicom Group, Inc.	1,935	91,332
		749,501

Metals & Mining – 0.5%

Freeport-McMoRan, Inc.	4,635	80,371

Newmont Corp.	5,220	328,025

Nucor Corp.	1,260	60,177
		468,573

Mortgage Real Estate Investment Trusts (REITs) – 0.0%(a)

AGNC Investment Corp.	1,845	25,775

Multiline Retail – 0.5%

Dollar General Corp.	675	140,879

Target Corp.	1,890	287,696
		428,575

Multi-Utilities – 0.5%

Ameren Corp.	1,170	94,911

CMS Energy Corp.	1,125	71,246

NiSource, Inc.	1,890	43,413

Sempra Energy	1,215	152,313

WEC Energy Group, Inc.	675	67,871
		429,754

Oil, Gas & Consumable Fuels – 2.5%

Chevron Corp.	12,510	869,445

ConocoPhillips	6,615	189,321

Exxon Mobil Corp.	28,395	926,245

Hess Corp.	1,080	40,198

Phillips 66	1,935	90,287

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Valero Energy Corp.	1,935	$74,710
		2,190,206

Personal Products – 0.3%

Estee Lauder Cos., Inc. (The), Class A	1,125	247,117

Pharmaceuticals – 2.6%

Bristol-Myers Squibb Co.	13,050	762,772

Eli Lilly and Co.	4,725	616,424

Merck & Co., Inc.	11,880	893,495

Mylan NV*	1,575	22,900
		2,295,591

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	2,430	122,472

Road & Rail – 0.2%

Norfolk Southern Corp.	675	141,156

Semiconductors & Semiconductor Equipment – 6.4%

Advanced Micro Devices, Inc.*	5,310	399,790

Analog Devices, Inc.(b)	1,350	160,015

Broadcom, Inc.	1,800	629,334

Intel Corp.	29,340	1,299,175

Lam Research Corp.	810	277,085

Marvell Technology Group Ltd.	1,935	72,582

Maxim Integrated Products, Inc.	1,080	75,222

Micron Technology, Inc.*	5,625	283,162

NVIDIA Corp.	2,160	1,082,938

ON Semiconductor Corp.*	1,845	46,291

QUALCOMM, Inc.	3,825	471,852

Skyworks Solutions, Inc.	585	82,655

Teradyne, Inc.	495	43,486

Texas Instruments, Inc.	5,220	754,760
		5,678,347

Software – 9.6%

Adobe, Inc.*	2,700	1,207,170

ANSYS, Inc.*	405	123,270

Autodesk, Inc.*	1,575	370,975

Crowdstrike Holdings, Inc., Class A*(b)	585	72,446

Fortinet, Inc.*	90	9,933

Investments	Shares	Value

Software – (continued)

Intuit, Inc.	1,260	$396,497

Microsoft Corp.	21,780	4,409,797

NortonLifeLock, Inc.	2,745	56,465

Oracle Corp.	13,725	770,110

salesforce.com, Inc.*	4,050	940,693

Splunk, Inc.*(b)	720	142,589

VMware, Inc., Class A*	270	34,757
		8,534,702

Specialty Retail – 3.5%

AutoZone, Inc.*	45	50,804

Best Buy Co., Inc.	1,575	175,691

Burlington Stores, Inc.*	360	69,689

Home Depot, Inc. (The)	7,335	1,956,318

Lowe’s Cos., Inc.	3,600	569,160

Tiffany & Co.	270	35,327

TJX Cos., Inc. (The)	5,940	301,752
		3,158,741

Technology Hardware, Storage & Peripherals – 5.2%

Apple, Inc.	39,870	4,340,248

Dell Technologies, Inc., Class C*	450	27,117

Hewlett Packard Enterprise Co.	5,985	51,711

HP, Inc.	9,945	178,612

NetApp, Inc.	1,125	49,376

Western Digital Corp.	360	13,583
		4,660,647

Textiles, Apparel & Luxury Goods – 0.3%

Lululemon Athletica, Inc.*	675	215,521

VF Corp.	585	39,312
		254,833

Tobacco – 0.8%

Altria Group, Inc.	8,730	314,978

Philip Morris International, Inc.	5,355	380,312
		695,290

Trading Companies & Distributors – 0.2%

Fastenal Co.	2,880	124,502

WW Grainger, Inc.	180	63,004
		187,506

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS –(continued)

Water Utilities – 0.2%

American Water Works Co., Inc.	1,215	$182,870
Total Common Stocks (Cost $72,567,842)		88,086,104
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.0%(a)

REPURCHASE AGREEMENTS – 0.0%(a)

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $41,799, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $42,531 (Cost $41,799)	$41,799	41,799
Total Investments – 99.0% (Cost $72,609,641)		88,127,903

Other assets less liabilities – 1.0%		923,668
NET ASSETS – 100.0%		$89,051,571
*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $3,686,774, collateralized in the form of cash with a value of $41,799 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $3,824,090 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050; a total value of $3,865,889.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $41,799.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,341,120
Aggregate gross unrealized depreciation	(2,837,761)
Net unrealized appreciation	$15,503,359
Federal income tax cost	$72,609,336

Futures Contracts

FlexShares® STOXX® US ESG Impact Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	5	12/18/2020	USD	$816,175	$(15,208)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global ESG Impact Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Aerospace & Defense – 0.1%

Meggitt plc	9,891	$34,953

MTU Aero Engines AG	210	35,849

Saab AB, Class B*	399	9,167

Teledyne Technologies, Inc.*	63	19,476
		99,445

Air Freight & Logistics – 0.3%

CH Robinson Worldwide, Inc.	357	31,570

Deutsche Post AG (Registered)	2,667	118,177

FedEx Corp.	567	147,119
		296,866

Airlines – 0.0%(a)

Deutsche Lufthansa AG (Registered)*	147	1,262

International Consolidated Airlines Group SA	5,733	7,149

Qantas Airways Ltd.	3,307	9,731

Singapore Airlines Ltd.	6,300	15,640

United Airlines Holdings, Inc.*	63	2,133
		35,915

Auto Components – 0.4%

Bridgestone Corp.	10,500	340,492

Cie Generale des Etablissements Michelin SCA	777	83,847

Continental AG	189	20,096

Nokian Renkaat OYJ	63	1,936

Valeo SA	1,512	45,740
		492,111

Automobiles – 1.7%

Bayerische Motoren Werke AG	1,470	100,479

Daimler AG (Registered)	3,066	158,571

Ferrari NV	420	74,927

Fiat Chrysler Automobiles NV*	1,365	16,762

Ford Motor Co.	11,382	87,983

General Motors Co.	5,985	206,662

Peugeot SA*	3,318	59,637

Renault SA*	798	19,758

Subaru Corp.	6,300	114,833

Investments	Shares	Value

Automobiles – (continued)

Tesla, Inc.*	2,835	$1,100,093
		1,939,705

Banks – 6.0%

ABN AMRO Bank NV, CVA(b)	462	3,792

Australia & New Zealand Banking Group Ltd.	7,686	101,527

Banco Bilbao Vizcaya Argentaria SA	11,928	34,208

Banco de Sabadell SA	79,569	24,284

Banco Santander SA	63,609	126,762

Bank of America Corp.	46,515	1,102,405

Bank of Ireland Group plc*	16,422	40,324

Bank of Montreal	1,533	91,209

Bank of Nova Scotia (The)	6,174	256,295

Bank Polska Kasa Opieki SA*	441	4,703

Bankinter SA	231	866

Barclays plc	98,385	135,557

BAWAG Group AG(b)	966	35,333

BNP Paribas SA*	4,242	147,522

CaixaBank SA	13,377	24,339

Citigroup, Inc.	11,613	481,010

Commerzbank AG*	4,473	21,076

Commonwealth Bank of Australia	8,652	419,356

DBS Group Holdings Ltd.	4,200	62,592

DNB ASA	1,743	23,468

Erste Group Bank AG	273	5,590

Hang Seng Bank Ltd.(c)	2,100	32,279

HSBC Holdings plc	105,987	444,767

Huntington Bancshares, Inc.	2,583	26,967

ING Groep NV	15,099	103,048

Intesa Sanpaolo SpA*	95,487	157,899

JPMorgan Chase & Co.	12,138	1,190,010

KBC Group NV	525	25,887

KeyCorp	3,549	46,066

Lloyds Banking Group plc	207,039	75,023

National Australia Bank Ltd.	5,439	71,043

Natwest Group plc	15,099	24,248

Nordea Bank Abp	5,271	39,486

PNC Financial Services Group, Inc. (The)	1,491	166,813

Royal Bank of Canada	4,011	280,245

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Banks – (continued)

Skandinaviska Enskilda Banken AB, Class A*	10,059	$86,225

Societe Generale SA*	1,869	25,341

Standard Chartered plc	5,271	23,977

Svenska Handelsbanken AB, Class A*	5,943	48,152

Toronto-Dominion Bank (The)	4,956	218,483

UniCredit SpA*	7,413	55,273

United Overseas Bank Ltd.	2,100	29,205

US Bancorp	4,599	179,131

Westpac Banking Corp.	15,015	188,848
		6,680,634

Beverages – 2.2%

Anheuser-Busch InBev SA/NV	3,675	190,753

Carlsberg A/S, Class B	252	31,897

Coca-Cola Amatil Ltd.	2,499	21,814

Coca-Cola Bottlers Japan Holdings, Inc.	2,100	29,590

Coca-Cola Co. (The)	11,151	535,917

Coca-Cola European Partners plc	798	28,496

Coca-Cola HBC AG, DI	189	4,289

Constellation Brands, Inc., Class A	609	100,625

Diageo plc	8,274	267,350

Heineken Holding NV	294	22,723

Heineken NV	1,071	95,064

Kirin Holdings Co. Ltd.	8,400	150,981

PepsiCo, Inc.	5,586	744,558

Pernod Ricard SA	987	159,119

Remy Cointreau SA	42	7,094

Thai Beverage PCL	4,200	1,784

Treasury Wine Estates Ltd.	336	2,164
		2,394,218

Biotechnology – 1.4%

AbbVie, Inc.	4,978	423,617

Amgen, Inc.	1,743	378,126

Biogen, Inc.*	462	116,456

CSL Ltd.	1,407	284,128

Gilead Sciences, Inc.	4,935	286,970

Grifols SA(c)	1,050	28,364
		1,517,661

Investments	Shares	Value

Building Products – 0.7%

AGC, Inc.	4,200	$130,371

Assa Abloy AB, Class B	4,200	90,123

Carrier Global Corp.	2,541	84,844

Cie de Saint-Gobain*	2,898	113,087

Geberit AG (Registered)	147	83,721

Johnson Controls International plc	1,995	84,209

Lennox International, Inc.	105	28,525

LIXIL Group Corp.	4,200	90,637

Trane Technologies plc	903	119,873
		825,390

Capital Markets – 2.5%

3i Group plc	3,003	37,314

Bank of New York Mellon Corp. (The)	2,373	81,536

BlackRock, Inc.	693	415,253

Brookfield Asset Management, Inc., Class A	3,150	93,530

Credit Suisse Group AG (Registered)	11,529	108,479

Deutsche Bank AG (Registered)*	8,883	81,754

Goldman Sachs Group, Inc. (The)	2,142	404,924

Hong Kong Exchanges & Clearing Ltd.	4,227	201,788

Intermediate Capital Group plc	2,793	42,289

Julius Baer Group Ltd.	588	26,264

London Stock Exchange Group plc	1,407	150,598

Macquarie Group Ltd.	1,953	173,837

Morgan Stanley	6,972	335,702

Natixis SA*(c)	84	195

S&P Global, Inc.	1,008	325,312

Standard Life Aberdeen plc	12,369	35,905

State Street Corp.	1,449	85,346

UBS Group AG (Registered)	19,110	221,947
		2,821,973

Chemicals – 1.7%

Air Liquide SA	1,246	182,151

Air Products and Chemicals, Inc.	441	121,822

Air Water, Inc.	4,200	59,862

Akzo Nobel NV	966	93,058

Arkema SA	525	51,419

BASF SE	2,058	112,839

Celanese Corp.	420	47,674

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Chemicals – (continued)

Chr Hansen Holding A/S	567	$57,113

Clariant AG (Registered)	903	15,488

Croda International plc	448	34,953

Eastman Chemical Co.	714	57,720

Ecolab, Inc.	1,071	196,625

Evonik Industries AG	1,533	36,911

Givaudan SA (Registered)	42	171,198

Hexpol AB	1,470	12,948

International Flavors & Fragrances, Inc.	294	30,182

Johnson Matthey plc	126	3,501

Koninklijke DSM NV	924	147,940

LyondellBasell Industries NV, Class A	168	11,500

Mitsui Chemicals, Inc.	2,200	56,105

Novozymes A/S, Class B	777	46,694

Orica Ltd.	3,969	42,533

PPG Industries, Inc.	588	76,275

Sherwin-Williams Co. (The)	210	144,476

Solvay SA	63	5,115

Symrise AG	231	28,482
		1,844,584

Commercial Services & Supplies – 0.3%

Brambles Ltd.	5,250	35,357

Cintas Corp.	315	99,083

Downer EDI Ltd.	1,237	3,822

Elis SA*	168	1,840

G4S plc*	18,606	49,101

ISS A/S*	63	818

Rentokil Initial plc	9,744	66,271

Securitas AB, Class B*	2,079	29,418

SPIE SA	693	10,930
		296,640

Communications Equipment – 0.3%

Arista Networks, Inc.*	126	26,321

Juniper Networks, Inc.	1,344	26,504

Motorola Solutions, Inc.	420	66,385

Nokia OYJ*	15,939	53,843

Telefonaktiebolaget LM Ericsson, Class B	11,781	131,401
		304,454

Investments	Shares	Value

Construction & Engineering – 0.3%

Bouygues SA	1,302	$42,693

Eiffage SA*	714	51,832

Ferrovial SA	1,178	25,488

Shimizu Corp.	10,500	72,719

Skanska AB, Class B(c)	2,310	43,417

Vinci SA	1,599	126,321
		362,470

Construction Materials – 0.3%

Boral Ltd.	14,133	45,258

CRH plc	2,919	102,924

HeidelbergCement AG	735	42,055

LafargeHolcim Ltd. (Registered)*	1,791	76,892

Wienerberger AG	399	10,067
		277,196

Consumer Finance – 0.2%

Capital One Financial Corp.	2,163	158,072

Synchrony Financial	1,596	39,932
		198,004

Containers & Packaging – 0.3%

Ball Corp.	1,470	130,830

DS Smith plc	567	2,076

International Paper Co.	819	35,831

Orora Ltd.(c)	4,267	7,731

Packaging Corp. of America	441	50,490

Smurfit Kappa Group plc	735	27,671

Westrock Co.	1,470	55,199
		309,828

Distributors – 0.0%(a)

Genuine Parts Co.	462	41,779

Diversified Financial Services – 0.1%

EXOR NV	525	27,275

Groupe Bruxelles Lambert SA	546	44,698

Kinnevik AB, Class B	966	39,628

L E Lundbergforetagen AB, Class B*	693	31,189

Wendel SE	42	3,640
		146,430

Diversified Telecommunication Services – 2.0%

AT&T, Inc.	20,685	558,909

BCE, Inc.	1,743	69,989

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

BT Group plc	24,927	$32,682

Cellnex Telecom SA(b)	1,764	113,260

CenturyLink, Inc.	3,381	29,144

Deutsche Telekom AG (Registered)	15,729	239,468

Elisa OYJ	567	27,898

Koninklijke KPN NV	19,341	52,268

Orange SA	4,641	52,060

Proximus SADP	84	1,634

Singapore Telecommunications Ltd.	16,800	24,976

Spark New Zealand Ltd.	10,234	30,369

Swisscom AG (Registered)(c)	126	64,103

Telecom Italia SpA	6,132	2,081

Telefonica SA	819	2,677

Telenor ASA	3,381	52,065

Telia Co. AB(c)	2,877	11,028

Telstra Corp. Ltd.	37,485	70,548

TELUS Corp.	2,611	44,608

Verizon Communications, Inc.	12,537	714,484
		2,194,251

Electric Utilities – 1.3%

Alliant Energy Corp.	567	31,344

CK Infrastructure Holdings Ltd.	4,500	21,180

CLP Holdings Ltd.	5,000	45,971

Duke Energy Corp.	2,457	226,314

EDP – Energias de Portugal SA	7,014	34,577

Electricite de France SA	4,746	55,107

Endesa SA	546	14,635

Enel SpA	18,501	147,279

Entergy Corp.	651	65,894

Eversource Energy	1,596	139,283

Fortum OYJ	1,890	35,555

Iberdrola SA	28,643	337,819

Orsted A/S(b)	861	136,665

PPL Corp.	1,365	37,537

Red Electrica Corp. SA	819	14,429

SSE plc	5,267	85,468

Terna Rete Elettrica Nazionale SpA	7,203	48,698
		1,477,755

Investments	Shares	Value

Electrical Equipment – 1.5%

ABB Ltd. (Registered)(c)	8,568	$207,995

Eaton Corp. plc	1,659	172,188

Legrand SA	1,134	83,853

Nidec Corp.	8,400	843,696

Prysmian SpA	1,323	35,969

Rockwell Automation, Inc.	168	39,836

Schneider Electric SE	1,743	211,561

Signify NV*(b)	231	8,231

Vestas Wind Systems A/S	693	118,293
		1,721,622

Electronic Equipment, Instruments & Components – 0.7%

Alps Alpine Co. Ltd.	2,100	29,991

Azbil Corp.	1,300	52,540

CDW Corp.	84	10,298

Halma plc	1,344	41,151

Hexagon AB, Class B	1,113	81,326

Hitachi Ltd.	9,500	318,242

Keysight Technologies, Inc.*	798	83,686

TE Connectivity Ltd.	1,218	118,000

Trimble, Inc.*	861	41,440
		776,674

Energy Equipment & Services – 0.1%

Halliburton Co.	4,032	48,626

Schlumberger NV	6,783	101,338

Worley Ltd.	252	1,665
		151,629

Entertainment – 1.0%

Square Enix Holdings Co. Ltd.	800	46,834

Take-Two Interactive Software, Inc.*	126	19,520

Ubisoft Entertainment SA*	462	40,760

Vivendi SA	3,276	94,600

Walt Disney Co. (The)	7,245	878,456
		1,080,170

Equity Real Estate Investment Trusts (REITs) – 1.3%

Activia Properties, Inc.(c)	14	50,488

Advance Residence Investment Corp.	21	61,268

alstria office REIT-AG	2,415	30,747

AvalonBay Communities, Inc.	399	55,513

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

British Land Co. plc (The)	9,975	$44,961

Cofinimmo SA	86	11,681

Covivio	165	9,821

Derwent London plc	1,176	40,417

Dexus	8,127	49,139

Gecina SA	336	41,722

GLP J-REIT	42	64,683

GPT Group (The)	630	1,783

Healthpeak Properties, Inc.	1,743	47,009

Host Hotels & Resorts, Inc.	567	5,942

Iron Mountain, Inc.	1,743	45,423

Japan Logistics Fund, Inc.	21	58,878

Klepierre SA(c)	42	532

Land Securities Group plc	630	4,149

Link REIT	8,400	63,963

Merlin Properties Socimi SA	4,221	28,395

Mirvac Group	12,285	18,203

Nippon Accommodations Fund, Inc.	9	51,483

Nippon Prologis REIT, Inc.	21	69,103

Orix JREIT, Inc.	42	58,858

Prologis, Inc.	1,701	168,739

Scentre Group	27,825	41,034

Segro plc	1,869	21,798

Sekisui House Reit, Inc.(c)	63	43,993

Stockland	14,007	37,870

Suntec REIT	8,400	8,243

Welltower, Inc.	2,478	133,242

Weyerhaeuser Co.	2,457	67,051

WP Carey, Inc.	693	43,389
		1,479,520

Food & Staples Retailing – 1.3%

Alimentation Couche-Tard, Inc., Class B	2,121	65,268

Carrefour SA	903	14,053

Coles Group Ltd.	5,670	70,676

Costco Wholesale Corp.	2,079	743,492

Etablissements Franz Colruyt NV	105	6,216

J Sainsbury plc(c)	1,722	4,489

Jeronimo Martins SGPS SA	903	14,347

Kesko OYJ, Class B	924	23,744

Investments	Shares	Value

Food & Staples Retailing – (continued)

Koninklijke Ahold Delhaize NV	4,683	$128,683

Lawson, Inc.	800	36,771

Loblaw Cos. Ltd.	861	42,825

Sysco Corp.	2,436	134,735

Woolworths Group Ltd.	5,103	136,749
		1,422,048

Food Products – 1.7%

AAK AB	504	9,818

Archer-Daniels-Midland Co.	1,638	75,741

Associated British Foods plc	210	4,609

Danone SA	2,373	131,023

General Mills, Inc.	2,121	125,393

Hershey Co. (The)	567	77,940

Kellogg Co.	567	35,659

Kerry Group plc, Class A	399	47,732

McCormick & Co., Inc. (Non-Voting)	252	45,489

Mowi ASA	1,869	29,456

Nestle SA (Registered)	11,319	1,273,241

Orkla ASA	4,956	46,704

Vitasoy International Holdings Ltd.	2,000	8,072
		1,910,877

Gas Utilities – 0.1%

Enagas SA	714	15,412

Italgas SpA	441	2,549

Rubis SCA	84	2,757

Snam SpA	9,555	46,635
		67,353

Health Care Equipment & Supplies – 3.2%

Abbott Laboratories	7,119	748,278

ABIOMED, Inc.*	126	31,737

Alcon, Inc.*	2,394	136,084

Align Technology, Inc.*	126	53,686

Ansell Ltd.	1,407	39,710

Baxter International, Inc.	1,323	102,625

Becton Dickinson and Co.	1,155	266,955

BioMerieux	189	28,136

Boston Scientific Corp.*	3,423	117,306

Cochlear Ltd.	273	40,678

Coloplast A/S, Class B	357	52,102

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Health Care Equipment & Supplies – (continued)

Danaher Corp.	1,911	$438,651

DiaSorin SpA	105	23,055

Fisher & Paykel Healthcare Corp. Ltd.	2,331	53,920

Getinge AB, Class B	651	12,751

Hologic, Inc.*	1,428	98,275

Hoya Corp.	5,600	632,103

Koninklijke Philips NV*	4,027	187,048

ResMed, Inc.	399	76,584

Sartorius AG (Preference)	210	88,894

Smith & Nephew plc	2,079	35,927

Sonova Holding AG (Registered)*	317	75,225

STERIS plc	189	33,489

Straumann Holding AG (Registered)	63	65,712

Varian Medical Systems, Inc.*	273	47,175

Zimmer Biomet Holdings, Inc.	672	88,771
		3,574,877

Health Care Providers & Services – 1.6%

AmerisourceBergen Corp.	588	56,489

Anthem, Inc.	1,176	320,813

Fresenius Medical Care AG & Co. KGaA	819	62,564

Fresenius SE & Co. KGaA	1,764	65,425

Humana, Inc.	294	117,388

Laboratory Corp. of America Holdings*	357	71,318

Orpea*	147	14,682

Quest Diagnostics, Inc.	798	97,468

Ramsay Health Care Ltd.	315	13,792

Sonic Healthcare Ltd.	2,751	67,268

UnitedHealth Group, Inc.	2,751	839,440
		1,726,647

Health Care Technology – 0.1%

Veeva Systems, Inc., Class A*	315	85,066

Hotels, Restaurants & Leisure – 1.1%

Accor SA*	168	4,278

Aristocrat Leisure Ltd.	4,284	86,132

Carnival plc	168	1,843

Compass Group plc	10,143	138,362

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Domino’s Pizza Enterprises Ltd.	315	$18,743

DraftKings, Inc., Class A*	588	20,815

Galaxy Entertainment Group Ltd.	6,000	39,536

Genting Singapore Ltd.	14,700	6,944

Hilton Worldwide Holdings, Inc.	1,155	101,421

InterContinental Hotels Group plc	636	32,203

Marriott International, Inc., Class A	1,554	144,335

McDonald’s Corp.	2,289	487,557

MGM Resorts International	882	18,143

Restaurant Brands International, Inc.	420	21,807

Sands China Ltd.	8,400	29,409

Sodexo SA	42	2,696

Star Entertainment Grp Ltd. (The)	15,036	34,634

Whitbread plc	126	3,498

Yum! Brands, Inc.	861	80,357
		1,272,713

Household Durables – 1.2%

Barratt Developments plc	945	5,896

Berkeley Group Holdings plc	609	31,946

Garmin Ltd.	525	54,611

Husqvarna AB, Class B	2,373	24,527

Lennar Corp., Class A	861	60,468

Persimmon plc	1,386	41,863

SEB SA	126	20,489

Sony Corp.	13,400	1,111,839

Taylor Wimpey plc	504	689
		1,352,328

Household Products – 2.5%

Clorox Co. (The)	357	73,988

Essity AB, Class B(c)	2,541	73,623

Henkel AG & Co. KGaA (Preference)	504	49,033

Kimberly-Clark Corp.	1,008	133,651

Pigeon Corp.	1,000	45,963

Procter & Gamble Co. (The)	14,322	1,963,546

Reckitt Benckiser Group plc	2,688	236,340

Unicharm Corp.	4,200	194,452
		2,770,596

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Industrial Conglomerates – 1.3%

3M Co.	3,276	$524,029

CK Hutchison Holdings Ltd.	10,500	63,231

General Electric Co.	47,313	351,063

Rheinmetall AG	168	12,270

Roper Technologies, Inc.	462	171,559

Siemens AG (Registered)	2,205	258,647

Smiths Group plc	1,659	28,519
		1,409,318

Insurance – 2.4%

Admiral Group plc	609	21,655

Aegon NV	14,049	37,885

Aflac, Inc.	1,890	64,165

AIA Group Ltd.	25,200	237,382

Alleghany Corp.	63	34,457

Allstate Corp. (The)	651	57,776

Aon plc, Class A	672	123,655

ASR Nederland NV	1,029	31,284

Assicurazioni Generali SpA	4,704	63,069

Aviva plc	8,967	29,855

AXA SA	7,413	119,163

Chubb Ltd.	1,092	141,862

CNP Assurances*	126	1,419

Direct Line Insurance Group plc	693	2,361

Globe Life, Inc.	483	39,166

Hartford Financial Services Group, Inc. (The)	1,218	46,917

Insurance Australia Group Ltd.	2,877	9,637

Japan Post Holdings Co. Ltd.	33,600	229,775

Japan Post Insurance Co. Ltd.	4,200	66,290

Legal & General Group plc	18,396	43,957

Medibank Pvt Ltd.	9,261	17,364

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	462	108,063

Phoenix Group Holdings plc	2,457	21,044

Poste Italiane SpA(b)	2,646	21,575

Power Corp. of Canada	2,184	41,556

Principal Financial Group, Inc.	441	17,296

Progressive Corp. (The)	1,575	144,742

Prudential plc	12,180	148,479

QBE Insurance Group Ltd.	9,534	55,236

Investments	Shares	Value

Insurance – (continued)

RSA Insurance Group plc	4,158	$22,774

Sampo OYJ, Class A	1,848	69,746

Sompo Holdings, Inc.	4,200	156,325

Storebrand ASA*	693	3,632

Suncorp Group Ltd.	21	121

Swiss Life Holding AG (Registered)*	126	42,369

Swiss Re AG	777	55,731

Travelers Cos., Inc. (The)	987	119,141

Zurich Insurance Group AG	777	257,714
		2,704,638

Interactive Media & Services – 5.2%

Alphabet, Inc., Class C*	1,449	2,348,844

Facebook, Inc., Class A*	11,655	3,066,547

Match Group, Inc.*	504	58,857

Rightmove plc	3,843	30,708

SEEK Ltd.(c)(d)	777	11,737

Snap, Inc., Class A*	3,423	134,832

Z Holdings Corp.	27,300	189,356
		5,840,881

Internet & Direct Marketing Retail – 5.2%

Amazon.com, Inc.*	1,806	5,483,287

Delivery Hero SE*(b)	756	86,989

Etsy, Inc.*	336	40,854

Prosus NV*	945	94,425

Zalando SE*(b)	1,092	101,990
		5,807,545

IT Services – 3.3%

Accenture plc, Class A	3,822	829,030

Akamai Technologies, Inc.*	504	47,941

Alten SA*	63	5,038

Amadeus IT Group SA	1,407	67,180

Amdocs Ltd.	399	22,496

Atos SE*	742	50,649

Booz Allen Hamilton Holding Corp.	567	44,510

Capgemini SE	546	63,054

CGI, Inc.*	672	41,665

Cognizant Technology Solutions Corp., Class A	2,478	176,979

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Computershare Ltd.	756	$6,450

Edenred	1,157	53,963

EPAM Systems, Inc.*	168	51,904

Fujitsu Ltd.	3,200	374,211

International Business Machines Corp.	5,355	597,939

Itochu Techno-Solutions Corp.	2,100	71,413

Mastercard, Inc., Class A	2,646	763,741

NEC Corp.	2,900	145,638

Nomura Research Institute Ltd.	4,200	124,345

Okta, Inc.*	147	30,845

SCSK Corp.	700	34,752

Sopra Steria Group*	42	4,990

Western Union Co. (The)	273	5,307

Worldline SA*(b)	1,100	81,544
		3,695,584

Leisure Products – 0.2%

Hasbro, Inc.	357	29,531

Peloton Interactive, Inc., Class A*	462	50,917

Yamaha Corp.(c)	3,000	141,190
		221,638

Life Sciences Tools & Services – 0.6%

Agilent Technologies, Inc.	756	77,180

Bio-Rad Laboratories, Inc., Class A*	42	24,630

Bio-Techne Corp.	84	21,202

Eurofins Scientific SE*(c)	42	33,454

Illumina, Inc.*	819	239,721

Lonza Group AG (Registered)	210	127,208

Mettler-Toledo International, Inc.*	105	104,781

PerkinElmer, Inc.	252	32,647

Sartorius Stedim Biotech	147	55,753
		716,576

Machinery – 2.2%

Alfa Laval AB*	1,449	29,383

Alstom SA*(c)	630	28,239

Atlas Copco AB, Class A	2,478	109,380

Caterpillar, Inc.	2,751	432,044

CNH Industrial NV*	1,323	10,264

Investments	Shares	Value

Machinery – (continued)

Cummins, Inc.	336	$73,883

Deere & Co.	546	123,347

Dover Corp.	441	48,823

Ebara Corp.	2,100	58,034

Epiroc AB, Class A	3,150	47,067

GEA Group AG	546	18,171

Georg Fischer AG (Registered)	21	21,194

IMI plc	1,134	15,161

KION Group AG	273	21,255

Komatsu Ltd.	14,700	329,182

Kone OYJ, Class B	1,575	125,379

Kurita Water Industries Ltd.	1,500	44,481

Metso Outotec OYJ	6,678	47,023

Mitsubishi Heavy Industries Ltd.	4,200	89,773

Nabtesco Corp.	2,100	78,142

Otis Worldwide Corp.	1,281	78,500

PACCAR, Inc.	1,449	123,716

Parker-Hannifin Corp.	357	74,384

Rotork plc	4,452	16,176

Sandvik AB*	2,961	52,726

Schindler Holding AG	210	53,729

Stanley Black & Decker, Inc.	273	45,373

Techtronic Industries Co. Ltd.	4,500	60,001

Trelleborg AB, Class B*	2,331	38,731

Valmet OYJ	336	8,016

Volvo AB, Class B*	5,376	104,577

Wartsila OYJ Abp	3,024	24,030

Xylem, Inc.	294	25,619
		2,455,803

Marine – 0.1%

AP Moller – Maersk A/S, Class B(c)	21	33,546

Kuehne + Nagel International AG (Registered)	189	37,757

Mitsui OSK Lines Ltd.	2,100	46,986
		118,289

Media – 0.2%

Informa plc	651	3,518

Omnicom Group, Inc.	1,533	72,358

Pearson plc(c)	7,602	50,130

Publicis Groupe SA	1,365	47,383

SES SA, FDR	231	1,844

WPP plc	798	6,362
		181,595

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – 1.4%

Agnico Eagle Mines Ltd.	509	$40,263

Alumina Ltd.	10,038	10,115

Anglo American plc(c)	3,003	70,327

ArcelorMittal SA*(c)	693	9,406

BHP Group Ltd.(c)	9,933	235,631

BHP Group plc	9,429	181,681

BlueScope Steel Ltd.	2,667	27,457

Boliden AB	1,008	27,541

Evraz plc	1,050	4,881

Fortescue Metals Group Ltd.	8,715	106,306

Freeport-McMoRan, Inc.	4,641	80,475

Glencore plc*(c)	30,114	60,703

Newcrest Mining Ltd.	3,570	73,306

Newmont Corp.	2,814	176,791

Norsk Hydro ASA*	294	822

Northern Star Resources Ltd.	1,890	19,710

Nucor Corp.	483	23,068

OZ Minerals Ltd.	3,045	31,776

Polymetal International plc	2,121	44,962

Rio Tinto Ltd.	1,281	83,148

Rio Tinto plc	3,843	216,499

South32 Ltd.	4,431	6,317
		1,531,185

Multiline Retail – 0.5%

Dollar General Corp.	609	127,105

Marks & Spencer Group plc	1,680	1,936

Marui Group Co. Ltd.	4,200	75,290

Next plc	546	41,229

Target Corp.	1,638	249,336

Wesfarmers Ltd.	3,360	108,445
		603,341

Multi-Utilities – 0.5%

A2A SpA	11,550	14,685

AGL Energy Ltd.	210	1,840

CMS Energy Corp.	462	29,259

E.ON SE	3,402	35,475

Engie SA*	7,812	94,502

National Grid plc	17,283	205,368

NiSource, Inc.	945	21,707

RWE AG	1,449	53,657

Investments	Shares	Value

Multi-Utilities – (continued)

Sempra Energy	357	$44,754

Veolia Environnement SA	2,520	46,937
		548,184

Oil, Gas & Consumable Fuels – 2.3%

Aker BP ASA	1,974	30,625

Ampol Ltd.	966	17,597

BP plc	105,462	268,088

Canadian Natural Resources Ltd.	1,260	20,034

Chevron Corp.	8,778	610,071

ConocoPhillips	4,935	141,240

Eni SpA	6,657	46,612

Equinor ASA	3,003	38,092

Exxon Mobil Corp.	15,939	519,930

Galp Energia SGPS SA	42	340

Koninklijke Vopak NV	399	20,743

Lundin Energy AB	1,596	30,455

Neste OYJ	1,638	85,251

OMV AG	147	3,373

Origin Energy Ltd.	63	177

Repsol SA	3,234	20,116

Royal Dutch Shell plc, Class A(c)	21,609	273,964

Suncor Energy, Inc.	6,594	74,330

TOTAL SE	11,886	357,488

Woodside Petroleum Ltd.	945	11,627
		2,570,153

Paper & Forest Products – 0.2%

Mondi plc	1,659	31,383

Stora Enso OYJ, Class R	3,948	57,600

Svenska Cellulosa AB SCA, Class B*	3,171	43,017

UPM-Kymmene OYJ	1,281	36,200
		168,200

Personal Products – 1.7%

Beiersdorf AG	357	37,385

Estee Lauder Cos., Inc. (The), Class A	861	189,127

Kose Corp.	700	88,923

L’Oreal SA	1,092	353,239

Pola Orbis Holdings, Inc.	2,100	41,341

Rohto Pharmaceutical Co. Ltd.	1,000	31,184

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Personal Products – (continued)

Shiseido Co. Ltd.	8,400	$518,270

Unilever NV	5,649	319,471

Unilever plc	6,027	343,200
		1,922,140

Pharmaceuticals – 6.4%

Astellas Pharma, Inc.	27,300	374,742

AstraZeneca plc	6,552	657,915

Bayer AG (Registered)	2,604	122,423

Bristol-Myers Squibb Co.	7,056	412,423

Eli Lilly and Co.	3,192	416,428

GlaxoSmithKline plc	25,494	425,826

Hikma Pharmaceuticals plc	273	8,860

Ipsen SA	105	9,558

Merck & Co., Inc.	7,140	536,999

Merck KGaA	525	77,758

Mylan NV*	147	2,137

Novartis AG (Registered)	10,038	782,954

Novo Nordisk A/S, Class B	8,085	519,334

Otsuka Holdings Co. Ltd.	8,400	309,757

Roche Holding AG	2,835	911,697

Sanofi	5,019	452,335

Santen Pharmaceutical Co. Ltd.	4,200	74,607

Shionogi & Co. Ltd.	3,300	155,435

Takeda Pharmaceutical Co. Ltd.	25,200	780,781

UCB SA	378	37,295
		7,069,264

Professional Services – 0.4%

Adecco Group AG (Registered)	567	27,838

Bureau Veritas SA*	1,491	32,739

Intertek Group plc	1,092	78,674

RELX plc	9,135	180,422

SGS SA (Registered)	21	52,491

Wolters Kluwer NV	1,155	93,613
		465,777

Real Estate Management & Development – 0.4%

Aroundtown SA*	4,998	23,969

CapitaLand Ltd.(c)	2,100	3,952

Castellum AB	1,176	24,494

CBRE Group, Inc., Class A*	462	23,285

Investments	Shares	Value

Real Estate Management & Development – (continued)

CK Asset Holdings Ltd.	10,500	$48,608

Entra ASA(b)	2,562	33,396

Hulic Co. Ltd.	8,400	77,620

IWG plc*	9,009	29,518

Lendlease Corp. Ltd.	5,670	47,622

New World Development Co. Ltd.	5,000	23,791

Sun Hung Kai Properties Ltd.	3,000	38,357

Vonovia SE	1,533	97,893
		472,505

Road & Rail – 0.5%

Aurizon Holdings Ltd.	8,022	21,238

Canadian National Railway Co.	2,562	254,308

Canadian Pacific Railway Ltd.	378	112,871

MTR Corp. Ltd.	8,549	42,278

Nippon Express Co. Ltd.	1,400	78,343

Sotetsu Holdings, Inc.	2,100	51,646
		560,684

Semiconductors & Semiconductor Equipment – 5.6%

Advanced Micro Devices, Inc.*	4,473	336,772

ams AG*	849	18,202

Analog Devices, Inc.	1,197	141,880

ASM International NV	441	63,082

ASML Holding NV	1,659	602,936

Broadcom, Inc.	1,638	572,694

Infineon Technologies AG	3,864	107,573

Intel Corp.	25,137	1,113,066

Lam Research Corp.	735	251,429

Marvell Technology Group Ltd.	1,932	72,469

Maxim Integrated Products, Inc.	483	33,641

Micron Technology, Inc.*	4,830	243,142

NVIDIA Corp.	1,848	926,513

QUALCOMM, Inc.	3,360	414,490

Renesas Electronics Corp.*	12,600	103,775

Skyworks Solutions, Inc.	567	80,112

STMicroelectronics NV	2,562	78,100

SUMCO Corp.	4,200	63,679

Teradyne, Inc.	882	77,484

Texas Instruments, Inc.	3,591	519,223

Tokyo Electron Ltd.	1,700	453,702
		6,273,964

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Software – 8.7%

Adobe, Inc.*	1,911	$854,408

ANSYS, Inc.*	315	95,877

Autodesk, Inc.*	1,176	276,995

Citrix Systems, Inc.	357	40,437

Coupa Software, Inc.*	126	33,730

Crowdstrike Holdings, Inc., Class A*	399	49,412

Dassault Systemes SE	548	93,548

Datadog, Inc., Class A*	294	26,681

Fortinet, Inc.*	210	23,178

Intuit, Inc.	945	297,373

Microsoft Corp.	27,867	5,642,231

NortonLifeLock, Inc.	2,520	51,836

Oracle Corp.	11,067	620,969

Sage Group plc (The)	4,326	35,552

salesforce.com, Inc.*	3,444	799,938

SAP SE	5,166	550,552

SimCorp A/S	357	42,562

Splunk, Inc.*	525	103,971

VMware, Inc., Class A*	189	24,330
		9,663,580

Specialty Retail – 2.2%

AutoZone, Inc.*	42	47,417

Best Buy Co., Inc.	1,134	126,498

Burlington Stores, Inc.*	357	69,108

Hennes & Mauritz AB, Class B(c)	2,772	45,031

Home Depot, Inc. (The)	5,250	1,400,228

Industria de Diseno Textil SA(c)	2,562	63,238

Kingfisher plc*	7,812	29,000

Lowe’s Cos., Inc.	2,352	371,851

Tiffany & Co.	399	52,205

TJX Cos., Inc. (The)	3,948	200,559
		2,405,135

Technology Hardware, Storage & Peripherals – 5.2%

Apple, Inc.	50,505	5,497,974

Dell Technologies, Inc., Class C*	525	31,637

Hewlett Packard Enterprise Co.	3,507	30,300

HP, Inc.	9,681	173,871

Logitech International SA (Registered)	210	17,688

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – (continued)

NetApp, Inc.	504	$22,121

Western Digital Corp.	210	7,923
		5,781,514

Textiles, Apparel & Luxury Goods – 1.7%

adidas AG*	924	274,462

Asics Corp.	4,200	52,229

Burberry Group plc	735	12,887

Cie Financiere Richemont SA (Registered)	2,415	151,506

EssilorLuxottica SA – IM*	282	34,737

EssilorLuxottica SA – MO*	957	118,388

Hermes International	126	117,270

Kering SA	315	190,252

Lululemon Athletica, Inc.*	420	134,102

LVMH Moet Hennessy Louis Vuitton SE	1,155	541,255

Moncler SpA*	1,176	47,068

Pandora A/S	441	34,927

Shenzhou International Group Holdings Ltd.	2,100	36,260

Swatch Group AG (The)(c)	210	44,438

VF Corp.	1,008	67,737
		1,857,518

Tobacco – 0.1%

Altria Group, Inc.	3,003	108,348

Imperial Brands plc	3,507	55,503
		163,851

Trading Companies & Distributors – 0.3%

Brenntag AG	462	29,534

Bunzl plc	1,071	33,235

Electrocomponents plc	21	185

Fastenal Co.	1,428	61,732

Ferguson plc	315	31,451

Rexel SA*	189	1,988

Sojitz Corp.	25,200	55,202

Toyota Tsusho Corp.	2,100	58,235

WW Grainger, Inc.	189	66,154
		337,716

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Transportation Infrastructure – 0.2%

Aena SME SA*(b)	231	$31,106

Aeroports de Paris	42	4,105

Auckland International Airport Ltd.(c)	5,581	25,819

Flughafen Zurich AG (Registered)*(c)	105	14,160

Getlink SE*	2,121	28,511

Transurban Group	10,836	102,425
		206,126

Water Utilities – 0.2%

American Water Works Co., Inc.	777	116,946

Pennon Group plc	3,675	47,166

Severn Trent plc	1,428	44,868
		208,980

Wireless Telecommunication Services – 0.1%

Vodafone Group plc(c)	88,893	118,387
Total Common Stocks (Cost $93,167,922)		110,029,500
	Principal Amount

SECURITIES LENDING REINVESTMENTS(e) – 0.2%

REPURCHASE AGREEMENTS – 0.2%
Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $100,001, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $101,420	$100,000	100,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $104,572, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $106,403	$104,571	$104,571
		204,571
Total Securities Lending Reinvestments (Cost $204,571)		204,571
Total Investments – 99.0% (Cost $93,372,493)		110,234,071

Other assets less liabilities – 1.0%		1,089,221
NET ASSETS – 100.0%		$111,323,292

*	Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $1,303,262, collateralized in the form of cash with a value of $204,571 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $493,977 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.88%, and maturity dates ranging from January 7, 2021 – November 15, 2048 and $689,782 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.50%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $1,388,330.

(d)

Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $11,737, which represents approximately 0.01% of net assets of the Fund.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $204,571.

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

DI – Depositary Interest

FDR – Fiduciary Depositary Receipt

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,429,194
Aggregate gross unrealized depreciation	(5,604,586)
Net unrealized appreciation	$16,824,608
Federal income tax cost	$93,371,655

Futures Contracts

FlexShares® STOXX® Global ESG Impact Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	2	12/18/2020	EUR	$68,936	$(5,568)
MSCI EAFE E-Mini Index	4	12/18/2020	USD	356,780	(20,164)
S&P 500 E-Mini Index	5	12/18/2020	USD	816,175	(15,207)
					$(40,939)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global ESG Impact Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	43,750	Citibank NA	AUD	60,000	12/16/2020	$1,605
USD	118,764	Citibank NA	EUR	100,000	12/16/2020	2,156
Total unrealized appreciation						$3,761
USD	64,042	Bank of New York	GBP	50,000	12/16/2020	$(630)
Total unrealized depreciation						$(630)
Net unrealized appreciation						$3,131

Abbreviations:

AUD – Australian Dollar

EUR – Euro

GBP – British Pound

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

FlexShares® STOXX® Global ESG Impact Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	2.8%
Austria	0.0	†
Belgium	0.3
Canada	1.6
Denmark	1.0
Finland	0.5
France	4.5
Germany	3.0
Hong Kong	0.9
Ireland	0.2
Italy	0.8
Japan	9.4
Luxembourg	0.0	†
Netherlands	1.9
New Zealand	0.1
Norway	0.2
Poland	0.0	†
Portugal	0.0	†
Singapore	0.1
Spain	0.9
Sweden	1.2
Switzerland	4.6
United Kingdom	5.6
United States	59.2
Other[1]	1.2
	100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.1%

Building Products – 0.2%

UFP Industries, Inc.	105,120	$5,246,539

Chemicals – 14.9%

CF Industries Holdings, Inc.	967,980	26,725,928

Corteva, Inc.	3,339,750	110,144,955

FMC Corp.	575,970	59,175,158

ICL Group Ltd.	3,184,260	11,609,379

K+S AG (Registered)	891,330	5,972,105

Mosaic Co. (The)	1,587,750	29,373,375

Nutrien Ltd.(a)	2,498,790	101,499,581

Saudi Arabian Fertilizer Co.	908,850	18,272,482

Scotts Miracle-Gro Co. (The)	183,960	27,603,198

UPL Ltd.	2,516,310	15,390,041

Yara International ASA	823,440	28,642,964
		434,409,166

Equity Real Estate Investment Trusts (REITs) – 1.4%

Rayonier, Inc.	236,520	6,002,878

Weyerhaeuser Co.	1,322,760	36,098,120
		42,100,998

Food Products – 17.0%

a2 Milk Co. Ltd. (The)*(a)	3,508,380	33,945,597

Archer-Daniels-Midland Co.(a)	2,426,520	112,202,285

Bakkafrost P/F*	214,620	12,214,155

Bunge Ltd.	635,100	36,029,223

Cal-Maine Foods, Inc.*(a)	164,250	6,298,988

Charoen Pokphand Foods PCL, NVDR	19,491,000	15,790,415

Charoen Pokphand Indonesia Tbk. PT	34,602,000	13,840,800

International Holdings Co. PJSC*	1,520,586	15,880,016

IOI Corp. Bhd.	14,235,000	14,731,769

Kuala Lumpur Kepong Bhd.	2,628,000	13,421,458

Mowi ASA	2,012,610	31,719,265

Muyuan Foods Co. Ltd., Class A	1,488,500	15,746,527

New Hope Liuhe Co. Ltd., Class A	1,752,000	7,028,710

Investments	Shares	Value

Food Products – (continued)

PPB Group Bhd.	3,066,000	$13,872,635

QL Resources Bhd.	4,927,500	7,471,300

Salmar ASA*	243,090	12,270,401

Sime Darby Plantation Bhd.	13,578,000	15,816,491

Tyson Foods, Inc., Class A	1,355,610	77,581,560

Wilmar International Ltd.	13,797,000	40,820,125
		496,681,720

Metals & Mining – 29.7%

Agnico Eagle Mines Ltd.(a)	362,514	28,675,405

Anglo American plc(a)	2,065,170	48,363,837

AngloGold Ashanti Ltd.	632,910	14,366,410

B2Gold Corp.(a)	1,578,990	10,148,831

Barrick Gold Corp.(a)	2,606,100	69,621,091

BHP Group Ltd.	4,644,990	110,188,476

Boliden AB	398,580	10,890,127

Evolution Mining Ltd.	2,590,770	10,079,300

Fortescue Metals Group Ltd.	2,505,360	30,560,588

Franco-Nevada Corp.(a)	287,561	39,163,162

Freeport-McMoRan, Inc.	2,113,350	36,645,489

Glencore plc*(a)	16,400,910	33,060,741

Gold Fields Ltd.	1,309,620	13,915,279

Grupo Mexico SAB de CV, Series B	4,707,000	13,328,481

Impala Platinum Holdings Ltd.	1,180,410	10,371,699

Kinross Gold Corp.	1,839,600	14,624,637

Kirkland Lake Gold Ltd.	378,870	17,247,841

MMC Norilsk Nickel PJSC	19,016	4,512,405

MMC Norilsk Nickel PJSC, ADR	722,396	17,221,921

Newcrest Mining Ltd.	1,265,820	25,992,082

Newmont Corp.(a)	1,191,360	74,865,062

Northern Star Resources Ltd.(a)	1,186,980	12,378,317

Pan American Silver Corp.(a)	319,740	10,153,217

Polyus PJSC	45,990	9,002,729

Rio Tinto plc	1,467,300	82,661,828

Royal Gold, Inc.	100,740	11,968,919

South32 Ltd.	7,222,620	10,296,332

Sumitomo Metal Mining Co. Ltd.	377,200	11,629,191

Vale SA	4,599,000	48,295,083

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Metals & Mining – (continued)

Wheaton Precious Metals Corp.(a)	657,000	$30,126,359

Yamana Gold, Inc.(a)	1,412,550	7,850,149
		868,204,988

Multi-Utilities – 1.0%

Suez SA	689,850	12,632,148

Veolia Environnement SA	961,410	17,907,176
		30,539,324

Oil, Gas & Consumable Fuels – 26.3%

BP plc	20,123,910	51,155,744

Cabot Oil & Gas Corp.(a)	389,820	6,934,898

Canadian Natural Resources Ltd.(a)	1,213,260	19,290,593

Chevron Corp.	1,874,640	130,287,480

China Petroleum & Chemical Corp., Class H	25,604,000	9,938,044

CNOOC Ltd.	16,679,000	15,141,513

Concho Resources, Inc.	199,290	8,272,528

ConocoPhillips(a)	1,130,040	32,341,745

Diamondback Energy, Inc.(a)	183,960	4,775,602

Eni SpA	2,527,260	17,695,656

EOG Resources, Inc.	604,440	20,696,026

Equinor ASA	1,105,950	14,028,511

Exxon Mobil Corp.(a)	4,185,090	136,517,636

Gazprom PJSC	12,235,220	23,858,583

Gazprom PJSC, ADR	45,390	173,844

Hess Corp.(a)	245,280	9,129,322

LUKOIL PJSC	271,636	13,823,150

LUKOIL PJSC, ADR	151,214	7,720,987

Novatek PJSC	996,450	11,971,816

Occidental Petroleum Corp.(a)	994,260	9,077,594

PetroChina Co. Ltd., Class H	21,900,000	6,128,165

Petroleo Brasileiro SA (Preference)	3,941,933	12,948,354

Pioneer Natural Resources Co.	168,630	13,416,203

PTT PCL, NVDR	13,797,000	13,722,852

Repsol SA	1,445,400	8,990,820

Royal Dutch Shell plc, Class A	4,121,580	51,448,125

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

Saudi Arabian Oil Co.(b)	952,650	$8,560,463

Suncor Energy, Inc.(a)	1,673,160	18,860,460

Tatneft PJSC	1,620,600	8,369,320

TOTAL SE	2,424,330	72,915,184

Woodside Petroleum Ltd.	989,880	12,178,909
		770,370,127

Paper & Forest Products – 3.5%

Canfor Corp.*	109,500	1,327,123

Duratex SA*	438,000	1,456,202

Empresas CMPC SA	1,889,970	3,926,541

Holmen AB, Class B	162,060	6,142,919

Mondi plc	821,250	15,535,250

Oji Holdings Corp.(a)	1,653,000	6,941,525

Stella-Jones, Inc.(a)	100,740	3,276,024

Stora Enso OYJ, Class R	961,410	14,026,728

Suzano SA*	917,700	7,965,814

Svenska Cellulosa AB SCA, Class B*	994,260	13,487,796

UPM-Kymmene OYJ	873,810	24,693,225

West Fraser Timber Co. Ltd.(a)	87,600	4,059,552
		102,838,699

Trading Companies & Distributors – 0.9%

Mitsui & Co. Ltd.	1,641,400	25,592,902

Water Utilities – 4.2%

American States Water Co.(a)	61,320	4,579,991

American Water Works Co., Inc.	297,840	44,827,898

Beijing Enterprises Water Group Ltd.*	9,734,000	3,690,331

California Water Service Group(a)	81,030	3,611,507

China Water Affairs Group Ltd.(a)	1,466,000	1,049,189

Cia de Saneamento Basico do Estado de Sao Paulo*	523,405	3,857,911

Cia de Saneamento do Parana*	360,360	1,480,563

Essential Utilities, Inc.(a)	396,390	16,331,268

Guangdong Investment Ltd.	4,615,576	6,832,732

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS –(continued)

Water Utilities – (continued)

Pennon Group plc	700,800	$8,994,290

Severn Trent plc	400,770	12,592,153

SJW Group(a)	43,800	2,658,222

United Utilities Group plc	1,136,610	12,688,844
		123,194,899
Total Common Stocks (Cost $3,189,005,299)		2,899,179,362
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 4.0%

CERTIFICATES OF DEPOSIT – 0.8%

Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.08%), 0.29%, 7/21/2021(d)	$2,000,000	2,000,422

Cooperatieve Rabobank UA, London (ICE LIBOR USD 3 Month + 0.08%), 0.29%, 7/30/2021(d)	3,000,000	3,001,170

Nordea Bank Abp, New York Branch (ICE LIBOR USD 3 Month + 0.03%), 0.27%, 10/7/2021(d)	5,000,000	4,999,220

Royal Bank of Canada, New York (ICE LIBOR USD 3 Month + 0.04%), 0.27%, 10/5/2021(d)	2,000,000	1,999,736

Sumitomo Mitsui Trust Bank Ltd., New York (ICE LIBOR USD 3 Month + 0.09%), 0.34%, 12/11/2020(d)	3,000,000	3,000,000

Svenska Handelsbanken, New York (ICE LIBOR USD 1 Month + 0.08%), 0.60%, 11/30/2020(d)	3,000,000	2,999,137

Investments	Principal Amount	Value

CERTIFICATES OF DEPOSIT – (continued)

The Sumitomo Bank Ltd., New York (ICE LIBOR USD 3 Month + 0.06%), 0.27%, 1/29/2021(d)	4,000,000	$4,000,176
Total Certificates of Deposit (Cost $21,998,821)		21,999,861

REPURCHASE AGREEMENTS – 3.2%

BofA Securities, Inc., 0.53%, dated 10/30/2020, due 2/1/2021, repurchase price $8,011,071, collateralized by various Common Stocks; total market value $8,696,146	$8,000,000	8,000,000

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $10,300,094, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $10,446,282	10,300,000	10,300,000

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $25,622,178, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $26,070,889	25,622,028	25,622,028

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – (continued)

REPURCHASE AGREEMENTS – (continued)

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $24,700,412, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $25,183,270	$24,700,000	$24,700,000

Societe Generale, 0.18%, dated 10/30/2020, due 11/2/2020, repurchase price $25,000,375, collateralized by various Common Stocks; total market value $27,518,078	25,000,000	25,000,000
Total Repurchase Agreements (Cost $93,622,028)		93,622,028
Total Securities Lending Reinvestments (Cost $115,620,849)		115,621,889
Total Investments – 103.1% (Cost $3,304,626,148)		3,014,801,251

Liabilities in excess of other assets – (3.1%)		(90,075,443)
NET ASSETS – 100.0%		$2,924,725,808

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $169,515,214, collateralized in the form of cash with a value of $115,620,769 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $22,237,387 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 12, 2020 – May 15, 2050 and $41,012,012 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.50%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $178,870,168.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $115,621,889.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

USD – US Dollar

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$428,380,004
Aggregate gross unrealized depreciation	(740,757,352)
Net unrealized depreciation	$(312,377,348)
Federal income tax cost	$3,326,427,003

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	2	12/18/2020	EUR	$68,936	$(8,696)
FTSE 100 Index	108	12/18/2020	GBP	7,769,094	(574,014)
FTSE/JSE Top 40 Index	22	12/17/2020	ZAR	644,548	(58,164)
Hang Seng Index	2	11/27/2020	HKD	311,508	(7,882)
MSCI Emerging Markets E-Mini Index	24	12/18/2020	USD	1,322,280	25,865
S&P Midcap 400 E-Mini Index	20	12/18/2020	USD	3,791,200	94,462
S&P/TSX 60 Index	57	12/17/2020	CAD	7,912,071	(286,253)
SPI 200 Index	35	12/17/2020	AUD	3,619,221	497
TOPIX Index	3	12/10/2020	JPY	451,406	(13,057)
					$(827,242)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	1,250,000	BNP Paribas SA	USD	936,683	12/16/2020	$1,006
GBP	1,250,000	JPMorgan Chase Bank	USD	1,602,512	12/16/2020	14,281
HKD	6,000,000	UBS AG	USD	773,677	12/16/2020	1
JPY	45,000,000	Bank of New York	USD	428,101	12/16/2020	2,624
MYR*	724,831	Goldman Sachs & Co.	USD	173,604	12/16/2020	622
USD	2,474,110	JPMorgan Chase Bank	AUD	3,390,000	12/16/2020	92,919
USD	2,138,340	Citibank NA	BRL*	11,800,000	12/16/2020	95,557
USD	1,151,418	Goldman Sachs & Co.	BRL*	6,150,760	12/16/2020	86,616
USD	535,500	Morgan Stanley	CAD	710,000	12/16/2020	2,892
USD	5,447,826	Toronto-Dominion Bank (The)	CAD	7,180,000	12/16/2020	61,738
USD	1,061,279	JPMorgan Chase Bank	CHF	961,534	12/16/2020	10,740
USD	1,556,469	Toronto-Dominion Bank (The)	EUR	1,310,000	12/16/2020	28,899
USD	1,387,395	Toronto-Dominion Bank (The)	GBP	1,070,000	12/16/2020	3,420
USD	548,253	BNP Paribas SA	HKD	4,250,000	12/16/2020	231
USD	1,460,680	UBS AG	HKD	11,327,495	12/16/2020	41
USD	548,645	Toronto-Dominion Bank (The)	NZD	810,000	12/16/2020	13,297
USD	15,907	Citibank NA	RUB*	1,215,850	12/16/2020	683
USD	546,474	Toronto-Dominion Bank (The)	SEK	4,780,000	12/16/2020	9,153
USD	153,984	JPMorgan Chase Bank	SGD	210,000	12/16/2020	192
USD	637,621	Toronto-Dominion Bank (The)	SGD	870,085	12/16/2020	418
ZAR	5,000,000	BNP Paribas SA	USD	290,725	12/17/2020	15,376
ZAR	2,180,000	Citibank NA	USD	127,780	12/17/2020	5,679
ZAR	8,690,000	Goldman Sachs & Co.	USD	511,476	12/17/2020	20,527
Total unrealized appreciation						$466,912

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
AUD	636,370	Citibank NA	USD	464,023	12/16/2020	$(17,026)
AUD	300,000	JPMorgan Chase Bank	USD	215,058	12/16/2020	(4,333)
AUD	1,290,000	Morgan Stanley	USD	922,122	12/16/2020	(16,004)
BRL*	8,500,000	Citibank NA	USD	1,613,301	12/16/2020	(141,805)
CAD	520,000	BNP Paribas SA	USD	390,860	12/16/2020	(781)
CAD	5,000,000	JPMorgan Chase Bank	USD	3,797,666	12/16/2020	(46,908)
CAD	1,814,539	Morgan Stanley	USD	1,376,093	12/16/2020	(14,914)
EUR	275,000	BNP Paribas SA	USD	322,007	12/16/2020	(1,334)
EUR	1,498,602	JPMorgan Chase Bank	USD	1,782,028	12/16/2020	(34,533)
GBP	190,000	JPMorgan Chase Bank	USD	246,614	12/16/2020	(861)
INR*	6,925,711	Citibank NA	USD	93,309	12/16/2020	(220)
NOK	8,141,048	Toronto-Dominion Bank (The)	USD	905,030	12/16/2020	(53,504)
NZD	1,106,346	JPMorgan Chase Bank	USD	738,165	12/16/2020	(6,953)
SEK	4,595,456	Morgan Stanley	USD	525,760	12/16/2020	(9,183)
SGD	1,500,000	UBS AG	USD	1,100,638	12/16/2020	(2,121)
USD	372,970	Morgan Stanley	GBP	291,242	12/16/2020	(3,734)
USD	823,107	Morgan Stanley	JPY	87,267,351	12/16/2020	(12,186)
USD	611,009	UBS AG	JPY	64,480,000	12/16/2020	(6,170)
USD	295,106	Citibank NA	KRW*	350,052,156	12/16/2020	(13,388)
USD	935,032	Morgan Stanley	ZAR	15,360,000	12/17/2020	(5,308)
Total unrealized depreciation						$(391,266)
Net unrealized appreciation						$75,646

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	7.2%
Brazil	2.6
Canada	12.9
Chile	0.1
China	2.2
Finland	1.3
France	3.5
Germany	0.2
India	0.5
Indonesia	0.5
Israel	0.4
Italy	0.6
Japan	1.5
Malaysia	2.2
Mexico	0.5
New Zealand	1.2
Norway	3.4
Russia	3.3
Saudi Arabia	0.9
Singapore	1.4
South Africa	1.3
Spain	0.3
Sweden	1.1
Thailand	1.0
United Arab Emirates	0.6
United Kingdom	10.8
United States	37.6
Other[1]	0.9
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.0%

Air Freight & Logistics – 3.2%

bpost SA(a)	117,344	$1,039,513

CTT-Correios de Portugal SA*	162,892	398,464

Deutsche Post AG (Registered)	1,199,688	53,159,248

Oesterreichische Post AG(a)	37,056	1,176,238

Royal Mail plc	1,052,236	3,088,428

Singapore Post Ltd.	1,235,200	601,544
		59,463,435

Commercial Services & Supplies – 3.7%

Befesa SA(b)	39,372	1,618,945

Biffa plc(a)(b)	366,700	1,028,891

Bingo Industries Ltd.(a)(b)	535,768	921,796

Casella Waste Systems, Inc., Class A*	16,984	916,966

China Everbright Environment Group Ltd.	4,632,000	2,329,484

Clean Harbors, Inc.*	18,528	981,428

Cleanaway Waste Management Ltd.	2,494,332	3,590,872

Covanta Holding Corp.(a)	40,916	371,517

Daiseki Co. Ltd.	37,700	955,663

Insun ENT Co. Ltd.*	31,652	253,562

Koentec Co. Ltd.	22,388	165,735

Lassila & Tikanoja OYJ	41,688	631,283

Republic Services, Inc.	70,252	6,194,119

Shanghai Youngsun Investment Co. Ltd., Class B*^‡(c)	57,800	—

Stericycle, Inc.*	31,652	1,971,920

US Ecology, Inc.(a)	10,808	329,860

Waste Connections, Inc.(a)	321,152	31,808,102

Waste Management, Inc.	141,276	15,245,093
		69,315,236

Diversified Financial Services – 0.1%

Metro Pacific Investments Corp.	16,212,000	1,343,184

Investments	Shares	Value

Diversified Telecommunication Services – 13.2%

AT&T, Inc.	2,393,972	$64,685,123

BCE, Inc.	351,260	14,104,669

Bharti Infratel Ltd.	284,868	713,251

BT Group plc	3,368,236	4,416,101

Cellnex Telecom SA(b)	140,485	9,020,055

CenturyLink, Inc.(a)	335,048	2,888,114

China Tower Corp. Ltd., Class H(a)(b)	16,984,000	2,650,037

Chunghwa Telecom Co. Ltd.	1,619,000	6,056,357

Deutsche Telekom AG (Registered)	1,252,184	19,063,987

GCI Liberty, Inc., Class A*	35,512	2,884,640

Infrastrutture Wireless Italiane SpA(b)	128,152	1,385,299

Liberty Global plc, Class C*(a)	133,556	2,492,155

Nippon Telegraph & Telephone Corp.	1,003,600	21,081,936

Swisscom AG (Registered)(a)	9,264	4,713,112

Telstra Corp. Ltd.	4,598,804	8,655,087

Tower Bersama Infrastructure Tbk. PT	4,168,800	427,569

Verizon Communications, Inc.	1,389,600	79,193,304
		244,430,796

Electric Utilities – 15.3%

American Electric Power Co., Inc.	165,980	14,926,581

Duke Energy Corp.(a)	245,496	22,612,637

Edison International	126,608	7,095,112

Enel SpA	7,022,884	55,906,265

Entergy Corp.	67,164	6,798,340

Eversource Energy	115,028	10,038,494

Exelon Corp.	324,240	12,933,934

FirstEnergy Corp.	181,420	5,391,802

Iberdrola SA	5,234,932	61,741,344

NextEra Energy, Inc.	657,744	48,153,438

PPL Corp.	257,076	7,069,590

Southern Co. (The)	352,032	20,224,238

Xcel Energy, Inc.	172,156	12,056,085
		284,947,860

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 5.9%

American Tower Corp.	148,996	$34,216,931

CoreCivic, Inc.(a)	39,372	252,375

CoreSite Realty Corp.	10,036	1,197,897

Crown Castle International Corp.	139,732	21,826,138

CyrusOne, Inc.(a)	40,144	2,852,231

Digital Realty Trust, Inc.	90,324	13,033,753

Equinix, Inc.	30,108	22,016,174

GEO Group, Inc. (The)(a)	40,144	355,676

Keppel DC REIT	540,422	1,147,729

QTS Realty Trust, Inc., Class A(a)	20,844	1,282,115

SBA Communications Corp.	37,828	10,984,116
		109,165,135

Gas Utilities – 1.3%

APA Group	894,748	6,591,253

Beijing Enterprises Holdings Ltd.	386,000	1,159,765

Enagas SA	209,212	4,515,772

Infraestructura Energetica Nova SAB de CV*(a)	463,200	1,545,197

Petronas Gas Bhd.	463,200	1,754,697

Snam SpA	1,854,344	9,050,537
		24,617,221

Health Care Providers & Services – 2.7%

Acadia Healthcare Co., Inc.*(a)	30,880	1,100,872

Apollo Hospitals Enterprise Ltd.	138,188	3,952,131

Bangkok Dusit Medical Services PCL, NVDR	14,282,000	8,019,090

Bumrungrad Hospital PCL, NVDR	540,400	1,577,810

Encompass Health Corp.	33,196	2,035,247

Fortis Healthcare Ltd.*	628,408	1,065,048

HCA Healthcare, Inc.	91,096	11,290,438

IHH Healthcare Bhd.	2,779,200	3,324,338

Life Healthcare Group Holdings Ltd.	1,574,880	1,578,878

Mitra Keluarga Karyasehat Tbk. PT(b)	6,870,800	1,235,570

Investments	Shares	Value

Health Care Providers & Services – (continued)

Netcare Ltd.	1,443,640	$1,146,116

Ramsay Health Care Ltd.	226,968	9,937,859

Tenet Healthcare Corp.*(a)	36,284	890,409

Universal Health Services, Inc., Class B	26,248	2,875,469
		50,029,275

IT Services – 0.1%

NEXTDC Ltd.*(a)	189,140	1,692,172

Switch, Inc., Class A(a)	30,880	434,173
		2,126,345

Media – 5.7%

Cable One, Inc.	1,544	2,673,992

Charter Communications, Inc., Class A*(a)	40,144	24,239,750

Comcast Corp., Class A	1,529,332	64,598,984

DISH Network Corp., Class A*	84,920	2,164,611

Liberty Broadband Corp., Class C*	51,724	7,329,808

Shaw Communications, Inc., Class B	188,290	3,099,685

Sirius XM Holdings, Inc.(a)	398,352	2,282,557
		106,389,387

Multi-Utilities – 7.7%

Consolidated Edison, Inc.(a)	111,168	8,725,576

Dominion Energy, Inc.	281,008	22,576,183

Engie SA*	1,680,644	20,330,695

National Grid plc	3,177,552	37,757,802

Public Service Enterprise Group, Inc.	169,068	9,831,304

Sempra Energy(a)	98,816	12,387,574

Suez SA	477,096	8,736,316

Veolia Environnement SA	652,340	12,150,453

WEC Energy Group, Inc.	104,992	10,556,946
		143,052,849

Oil, Gas & Consumable Fuels – 7.0%

Enbridge, Inc.	1,831,956	50,437,698

Inter Pipeline Ltd.(a)	389,860	3,467,761

Keyera Corp.(a)	200,720	2,846,676

Kinder Morgan, Inc.	670,868	7,983,329

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Koninklijke Vopak NV	59,444	$3,090,330

ONEOK, Inc.	149,768	4,343,272

Pembina Pipeline Corp.(a)	498,712	10,431,678

Petronet LNG Ltd.	669,324	2,085,894

Plains GP Holdings LP, Class A*(a)	66,392	424,245

Targa Resources Corp.	79,516	1,276,232

TC Energy Corp.	849,972	33,428,981

Transneft PJSC (Preference)	1,544	2,565,968

Williams Cos., Inc. (The)	408,388	7,836,966
		130,219,030

Road & Rail – 17.7%

Aurizon Holdings Ltd.(a)	2,314,456	6,127,482

Canadian National Railway Co.	867,728	86,131,775

Canadian Pacific Railway Ltd.	165,208	49,331,318

Central Japan Railway Co.	254,100	30,589,712

CSX Corp.	255,532	20,171,696

East Japan Railway Co.	463,200	24,179,093

Kansas City Southern	31,652	5,575,183

Keisei Electric Railway Co. Ltd.	231,600	6,457,949

Kyushu Railway Co.	198,700	4,217,671

MTR Corp. Ltd.(a)	1,930,000	9,544,414

Norfolk Southern Corp.	84,920	17,758,471

Odakyu Electric Railway Co. Ltd.(a)	427,300	10,271,713

Tobu Railway Co. Ltd.	269,400	7,615,047

Union Pacific Corp.	226,968	40,216,460

West Japan Railway Co.(a)	231,600	9,880,773
		328,068,757

Transportation Infrastructure – 7.2%

Adani Ports & Special Economic Zone Ltd.	1,027,532	4,989,473

Aena SME SA*(b)	88,780	11,954,818

Aeroports de Paris	33,196	3,244,276

Airports of Thailand PCL, NVDR	5,172,400	8,588,167

ASTM SpA*(a)	70,252	1,306,055

Atlantia SpA*	615,284	9,428,367

Investments	Shares	Value

Transportation Infrastructure – (continued)

Atlas Arteria Ltd.(a)	1,161,088	$4,598,710

Auckland International Airport Ltd.(a)	1,395,004	6,453,707

Bangkok Expressway & Metro PCL, NVDR	10,036,000	2,640,417

CCR SA	1,544,000	2,988,387

China Merchants Port Holdings Co. Ltd.	1,544,000	1,636,612

COSCO SHIPPING Ports Ltd.(a)	1,602,410	936,049

Getlink SE*	530,364	7,129,349

Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	463,200	3,842,965

Grupo Aeroportuario del Sureste SAB de CV, Class B*(a)	216,160	2,489,180

International Container Terminal Services, Inc.	2,099,840	4,989,289

Japan Airport Terminal Co. Ltd.(a)	95,300	4,120,490

Jiangsu Expressway Co. Ltd., Class H	1,544,000	1,543,034

Qube Holdings Ltd.	2,075,908	3,863,187

Shenzhen International Holdings Ltd.	1,158,000	1,797,884

Sydney Airport	3,063,296	11,724,038

Transurban Group	3,332,724	31,501,857

Westports Holdings Bhd.	1,080,800	1,014,469

Westshore Terminals Investment Corp.(a)	52,496	527,185
		133,307,965

Water Utilities – 3.0%

Aguas Andinas SA, Class A	3,581,308	929,392

American States Water Co.(a)	12,352	922,571

American Water Works Co., Inc.	60,988	9,179,304

Beijing Enterprises Water Group Ltd.*(a)	6,176,000	2,341,430

California Water Service Group	16,212	722,569

Cia de Saneamento Basico do Estado de Sao Paulo*	386,000	2,845,127

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Water Utilities – (continued)

Cia de Saneamento de Minas Gerais-COPASA*	77,200	$573,042

Cia de Saneamento do Parana (Preference)*	1,158,000	955,963

Essential Utilities, Inc.	83,376	3,435,091

Guangdong Investment Ltd.	3,600,000	5,329,310

Inversiones Aguas Metropolitanas SA	543,488	365,822

Manila Water Co., Inc.*	1,466,800	424,281

Middlesex Water Co.(a)	6,176	396,129

Pennon Group plc	515,696	6,618,606

Severn Trent plc	294,904	9,265,854

SJW Group(a)	10,808	655,938

TTW PCL, NVDR	1,621,200	603,382

United Utilities Group plc	832,988	9,299,280
		54,863,091

Wireless Telecommunication Services – 5.2%

China Mobile Ltd.	2,055,000	12,494,536

KDDI Corp.	617,600	16,497,494

NTT DOCOMO, Inc.	463,200	17,222,674

SoftBank Group Corp.	571,200	37,116,526

Vodafone Group plc(a)	10,327,816	13,754,482
		97,085,712
Total Common Stocks (Cost $1,763,040,875)		1,838,425,278
	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 0.4%

REPURCHASE AGREEMENTS – 0.4%

BofA Securities, Inc., 0.53%, dated 10/30/2020, due 2/1/2021, repurchase price $2,002,768, collateralized by various Common Stocks; total market value $2,174,036	$2,000,000	2,000,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $1,500,014, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $1,521,303	$1,500,000	$1,500,000

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $1,166,842, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $1,187,277	1,166,835	1,166,835

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(d) – (continued)

REPURCHASE AGREEMENTS – (continued)

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $2,800,047, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $2,854,784	$2,800,000	$2,800,000
		7,466,835
Total Securities Lending Reinvestments (Cost $7,466,835)		7,466,835
Total Investments – 99.4% (Cost $1,770,507,710)		1,845,892,113

Other assets less liabilities – 0.6%		10,704,064
NET ASSETS – 100.0%		$1,856,596,177

*	Non-income producing security.

^	Security subject to restrictions on resale.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $92,519,364, collateralized in the form of cash with a value of $7,466,835 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $65,546,496 of collateral in the form of U.S. Government

Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – August 15, 2050 and $22,213,475 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 7.50%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $95,226,806.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $0, which represents approximately 0.00% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $7,466,835.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$237,330,472
Aggregate gross unrealized depreciation	(170,518,950)
Net unrealized appreciation	$66,811,522
Federal income tax cost	$1,778,315,043

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
EURO STOXX 50 Index	72	12/18/2020	EUR	$2,481,690	$(283,481)
FTSE 100 Index	18	12/18/2020	GBP	1,294,849	(96,968)
S&P 500 E-Mini Index	39	12/18/2020	USD	6,366,165	(151,521)
S&P/TSX 60 Index	23	12/17/2020	CAD	3,192,590	(128,493)

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Futures Contracts (cont.)

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
SPI 200 Index	10	12/17/2020	AUD	1,034,063	$(2,767)
TOPIX Index	18	12/10/2020	JPY	2,708,437	(75,943)
					$(739,173)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	90,000	JPMorgan Chase Bank	USD	116,366	12/16/2020	$43
GBP	105,000	Toronto-Dominion Bank (The)	USD	134,879	12/16/2020	932
JPY	142,666,439	Morgan Stanley	USD	1,345,943	12/16/2020	19,609
USD	553,888	Toronto-Dominion Bank (The)	CAD	730,000	12/16/2020	6,277
USD	224,058	JPMorgan Chase Bank	CHF	203,000	12/16/2020	2,267
USD	383,033	UBS AG	HKD	2,970,399	12/16/2020	11
USD	1,281,561	Toronto-Dominion Bank (The)	JPY	133,560,000	12/16/2020	3,172
Total unrealized appreciation						$32,311
AUD	147,161	Citibank NA	USD	107,306	12/16/2020	$(3,937)
CAD	420,000	JPMorgan Chase Bank	USD	317,284	12/16/2020	(2,221)
CAD	1,320,816	Morgan Stanley	USD	1,001,668	12/16/2020	(10,856)
EUR	610,130	JPMorgan Chase Bank	USD	724,673	12/16/2020	(13,211)
EUR	370,000	Morgan Stanley	USD	435,096	12/16/2020	(3,645)
GBP	200,000	Toronto-Dominion Bank (The)	USD	259,326	12/16/2020	(639)
USD	220,077	Toronto-Dominion Bank (The)	CAD	295,000	12/16/2020	(1,218)
USD	1,019,694	Morgan Stanley	GBP	796,253	12/16/2020	(10,208)
USD	1,180,642	Toronto-Dominion Bank (The)	JPY	124,680,000	12/16/2020	(12,751)
Total unrealized depreciation						$(58,686)
Net unrealized depreciation						$(26,375)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	4.8%
Austria	0.1
Belgium	0.1
Brazil	0.4
Canada	15.4
Chile	0.1
China	1.7
Finland	0.0	†
France	2.8
Germany	4.0
Hong Kong	0.5
India	0.7
Indonesia	0.1
Italy	4.1
Japan	10.2
Malaysia	0.3
Mexico	0.4
Netherlands	0.2
New Zealand	0.3
Philippines	0.4
Portugal	0.0	†
Russia	0.1
Singapore	0.1
South Africa	0.1
South Korea	0.0	†
Spain	4.7
Switzerland	0.3
Taiwan	0.3
Thailand	1.2
United Kingdom	4.6
United States	41.0
Other[1]	1.0
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.8%

Equity Real Estate Investment Trusts (REITs) – 76.4%

AEON REIT Investment Corp.	728	$821,733

Alexandria Real Estate Equities, Inc.	54,288	8,225,718

alstria office REIT-AG	67,704	861,995

American Homes 4 Rent, Class A	116,376	3,289,950

American Tower Corp.	44,616	10,246,064

Argosy Property Ltd.	120,709	110,889

AvalonBay Communities, Inc.	60,632	8,435,730

Befimmo SA	15,496	602,887

BWP Trust	258,752	728,651

Camden Property Trust	31,512	2,906,667

Canadian Apartment Properties REIT(a)	35,984	1,155,882

Corporate Office Properties Trust	41,496	930,755

Cousins Properties, Inc.	63,960	1,629,701

Crombie REIT(a)	61,464	599,267

Crown Castle International Corp.	29,744	4,646,013

CT REIT(a)	59,280	613,096

Daiwa Securities Living Investments Corp.	832	812,581

Derwent London plc(a)	45,656	1,569,103

Digital Realty Trust, Inc.	2,704	390,187

Dream Industrial REIT(a)	69,888	620,074

Dream Office REIT(a)	31,096	408,363

Duke Realty Corp.	159,536	6,060,773

EastGroup Properties, Inc.	16,952	2,255,972

Equinix, Inc.	5,720	4,182,693

Equity Commonwealth	52,312	1,382,083

Equity LifeStyle Properties, Inc.	74,464	4,407,524

Equity Residential	160,368	7,534,089

Essex Property Trust, Inc.	19,032	3,893,757

First Capital REIT(a)	58,760	520,901

First Industrial Realty Trust, Inc.	54,704	2,177,766

Fortune REIT(a)	208,000	173,270

Franklin Street Properties Corp.	92,664	389,189

Frasers Centrepoint Trust	536,700	829,320

Frontier Real Estate Investment Corp.	208	695,389

Fukuoka REIT Corp.	520	628,238

GCP Student Living plc(a)	331,552	480,140

Gecina SA	19,760	2,453,659

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

GEO Group, Inc. (The)(a)	67,392	$597,093

Getty Realty Corp.	24,544	645,016

Goodman Group	557,544	7,204,249

Goodman Property Trust	519,064	850,763

Granite REIT(a)	13,312	745,796

Growthpoint Properties Australia Ltd.(a)	278,928	665,982

H&R REIT(a)	65,104	499,993

Hibernia REIT plc	499,616	602,929

Highwoods Properties, Inc.	44,616	1,328,218

InterRent REIT(a)	65,728	559,996

Investors Real Estate Trust	9,568	644,979

Japan Logistics Fund, Inc.	104	291,586

Killam Apartment REIT(a)	46,800	561,944

Kimco Realty Corp.	186,160	1,910,002

Lexington Realty Trust	99,528	988,313

Life Storage, Inc.	20,176	2,303,090

LTC Properties, Inc.	19,968	659,144

Mapletree Commercial Trust	925,600	1,165,897

Medical Properties Trust, Inc.	146,744	2,614,978

Mid-America Apartment Communities, Inc.	49,192	5,737,263

Mirvac Group	1,385,280	2,052,635

Mori Trust Sogo Reit, Inc.	520	619,782

National Health Investors, Inc.	19,240	1,078,402

Nippon Accommodations Fund, Inc.	208	1,189,822

Nippon Building Fund, Inc.	416	2,101,091

Northview Apartment REIT(a)	25,376	687,427

NSI NV	18,304	579,942

Office Properties Income Trust(a)	27,976	515,038

Omega Healthcare Investors, Inc.	97,448	2,807,477

Parkway Life REIT	260,000	771,146

Piedmont Office Realty Trust, Inc., Class A	54,184	618,781

Premier Investment Corp.(a)	624	684,645

Prologis, Inc.	182,312	18,085,349

PS Business Parks, Inc.	8,840	1,008,025

Public Storage	53,040	12,149,873

Rayonier, Inc.	58,656	1,488,689

RioCan REIT(a)	70,616	761,584

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Safestore Holdings plc	90,896	$944,342

SBA Communications Corp.	8,112	2,355,481

Segro plc	489,528	5,709,297

SmartCentres REIT(a)	38,376	606,141

Summit Industrial Income REIT(a)	68,432	691,326

Sunlight REIT	208,000	89,585

Terreno Realty Corp.	29,120	1,638,874

VICI Properties, Inc.	172,016	3,947,767

Washington REIT	35,984	629,000

Waypoint REIT	384,696	724,009

Weingarten Realty Investors	52,312	829,668

Welltower, Inc.	179,608	9,657,522

Weyerhaeuser Co.	321,152	8,764,238
		202,034,258

Household Durables – 0.4%

Iida Group Holdings Co. Ltd.	62,400	1,123,964

Real Estate Management & Development – 22.0%

ADLER Group SA*(b)	27,664	695,403

Aeon Mall Co. Ltd.	52,000	808,303

Aroundtown SA*	386,776	1,854,857

Atrium Ljungberg AB, Class B	37,856	611,572

CA Immobilien Anlagen AG	28,600	784,561

Castellum AB	99,944	2,081,711

City Developments Ltd.	197,600	917,454

CK Asset Holdings Ltd.	1,040,000	4,814,535

CLS Holdings plc(a)	24,856	63,699

Daibiru Corp.	62,400	703,149

Deutsche Wohnen SE	130,624	6,592,979

DREAM Unlimited Corp., Class A	4,160	55,099

Entra ASA(b)	62,712	817,454

Fabege AB	113,776	1,437,355

Fastighets AB Balder, Class B*	23,712	1,117,250

Goldcrest Co. Ltd.	41,600	530,048

Hang Lung Group Ltd.	416,000	920,528

Heiwa Real Estate Co. Ltd.	20,800	605,854

Henderson Land Development Co. Ltd.	624,000	2,208,785

Hufvudstaden AB, Class A	51,792	676,700

Hulic Co. Ltd.	124,800	1,153,212

Intershop Holding AG(a)	1,040	637,696

Investments	Shares	Value

Real Estate Management & Development – (continued)

K Wah International Holdings Ltd.	1,456,000	$689,055

Kenedix, Inc.	156,000	807,308

Kojamo OYJ	55,952	1,153,610

Kungsleden AB	90,688	770,239

Nomura Real Estate Holdings, Inc.	52,000	905,797

Open House Co. Ltd.	27,000	918,165

PSP Swiss Property AG (Registered)	18,408	2,227,317

S IMMO AG(a)	32,448	479,267

Sagax AB, Class B	44,928	706,641

Sirius Real Estate Ltd.	692,016	657,661

St Joe Co. (The)*	29,120	787,405

Sumitomo Realty & Development Co. Ltd.	135,200	3,604,385

Sun Hung Kai Properties Ltd.	572,000	7,313,333

Swire Pacific Ltd., Class B	520,000	422,445

Swire Properties Ltd.(a)	499,200	1,335,732

TAG Immobilien AG*	61,672	1,817,517

Tokyo Tatemono Co. Ltd.	83,200	951,858

Tricon Residential, Inc.(a)	24,960	204,794

UOL Group Ltd.	197,600	900,089

Wihlborgs Fastigheter AB	59,280	1,069,566

Yanlord Land Group Ltd.	665,600	511,813
		58,322,201
Total Common Stocks (Cost $279,640,292)		261,480,423

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – 1.0%

REPURCHASE AGREEMENTS – 1.0%

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $600,006, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $608,521	$600,000	$600,000

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $752,631, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $765,811	752,626	752,626

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $1,200,020, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $1,223,479	1,200,000	1,200,000
		2,552,626
Total Securities Lending Reinvestments (Cost $2,552,626)		2,552,626
Total Investments – 99.8% (Cost $282,192,918)		264,033,049

Other assets less liabilities – 0.2%		541,316
NET ASSETS – 100.0%		$264,574,365
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $13,427,825, collateralized in the form of cash with a value of $2,552,626 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $7,943,374 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – August 15, 2050 and $3,621,912 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $14,117,912.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $2,552,626.

Percentages shown are based on Net Assets.

Abbreviations

OYJ – Public Limited Company

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,197,189
Aggregate gross unrealized depreciation	(44,897,294)
Net unrealized depreciation	$(20,700,105)
Federal income tax cost	$284,711,235

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® Global Quality Real Estate Index Fund (cont.)

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	3	12/18/2020	EUR	$103,404	$(9,963)
Hang Seng Index	3	11/27/2020	HKD	467,262	(11,852)
S&P 500 E-Mini Index	5	12/18/2020	USD	816,175	(15,548)
S&P Midcap 400 E-Mini Index	5	12/18/2020	USD	947,800	29,579
SPI 200 Index	6	12/17/2020	AUD	620,438	(7,882)
TOPIX Mini Index	15	12/10/2020	JPY	225,703	(5,635)
					$(21,301)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	12,150	Morgan Stanley	USD	15,559	12/16/2020	$156
HKD	710,000	Morgan Stanley	USD	91,532	12/16/2020	20
USD	134,241	Citibank NA	AUD	184,101	12/16/2020	4,925
USD	19,176	JPMorgan Chase Bank	CHF	17,373	12/16/2020	194
USD	51,865	Toronto-Dominion Bank (The)	GBP	40,000	12/16/2020	128
USD	166,645	UBS AG	HKD	1,292,326	12/16/2020	5
USD	34,468	Toronto-Dominion Bank (The)	SGD	47,035	12/16/2020	23
Total unrealized appreciation						$5,451
AUD	117,000	Toronto-Dominion Bank (The)	USD	84,805	12/16/2020	$(2,623)
CAD	16,971	Morgan Stanley	USD	12,870	12/16/2020	(139)
EUR	1,023	JPMorgan Chase Bank	USD	1,215	12/16/2020	(22)
SEK	568,851	Morgan Stanley	USD	65,081	12/16/2020	(1,137)
USD	145,091	Morgan Stanley	JPY	15,382,807	12/16/2020	(2,148)
Total unrealized depreciation						$(6,069)
Net unrealized depreciation						$(618)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	4.3%
Austria	0.5
Belgium	0.2
Canada	3.5
Finland	0.4
France	0.9
Germany	4.5
Hong Kong	6.8
Ireland	0.2
Japan	7.5
Netherlands	0.2
New Zealand	0.4
Norway	0.3
Singapore	1.9
Sweden	3.2
Switzerland	1.1
United Kingdom	3.6
United States	59.3
Other[1]	1.2
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2020

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 100.0%

FlexShares® Global Quality Real Estate Index Fund(a)	18,060	$917,016

FlexShares® Global Upstream Natural Resources Index Fund(a)	49,910	1,335,592

FlexShares® STOXX® Global Broad Infrastructure Index Fund(a)	46,634	2,249,624
Total Exchange Traded Funds (Cost $4,892,161)		4,502,232
Total Investments – 100.0% (Cost $4,892,161)		4,502,232

Liabilities in excess of other assets – (0.0%)(b)		(503)
NET ASSETS – 100.0%		$4,501,729
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(400,344)
Net unrealized depreciation	$(400,344)
Federal income tax cost	$4,902,576

The underlying index of the FlexShares® Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2020, was as follows:

Security	Value October 31, 2019	Purchases at Cost	Sales Proceeds	Shares October 31, 2020	Value October 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/ (Loss)
FlexShares® Global Quality Real Estate Index Fund	$4,608,580	$106,750	$2,854,816	18,060	$917,016	$(486,478)	$160,367	$(457,020)
FlexShares® Global Upstream Natural Resources Index Fund	1,020,332	997,051	588,053	49,910	1,335,592	(67,983)	25,673	(25,755)
FlexShares® STOXX® Global Broad Infrastructure Index Fund	5,729,117	148,519	3,310,221	46,634	2,249,624	(512,160)	102,156	194,369
	$11,358,029	$1,252,320	$6,753,090	114,604	$4,502,232	$(1,066,621)	$288,196	$(288,406)

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Aerospace & Defense – 1.4%

Lockheed Martin Corp.	51,304	$17,963,069

Air Freight & Logistics – 0.5%

CH Robinson Worldwide, Inc.(a)	75,207	6,650,555

Auto Components – 0.5%

Gentex Corp.	248,941	6,888,197

Banks – 5.5%

Bank of America Corp.	235,532	5,582,108

Citigroup, Inc.	167,904	6,954,584

JPMorgan Chase & Co.	404,602	39,667,180

M&T Bank Corp.(a)	47,806	4,951,745

Wells Fargo & Co.	86,867	1,863,297

Western Alliance Bancorp	128,843	5,308,332

Zions Bancorp NA	148,082	4,778,606
		69,105,852

Beverages – 0.2%

Coca-Cola Co. (The)	41,393	1,989,348

Biotechnology – 3.0%

AbbVie, Inc.	2,915	248,067

Amgen, Inc.	118,932	25,801,108

Gilead Sciences, Inc.	199,969	11,628,197
		37,677,372

Capital Markets – 4.2%

Ameriprise Financial, Inc.	46,057	7,407,347

Eaton Vance Corp.	18,073	1,080,585

Lazard Ltd., Class A	173,151	5,829,994

Moody’s Corp.	34,397	9,042,971

Morgan Stanley	135,628	6,530,488

S&P Global, Inc.	48,972	15,804,734

T. Rowe Price Group, Inc.	57,717	7,310,435
		53,006,554

Chemicals – 1.9%

Dow, Inc.	170,819	7,770,556

Eastman Chemical Co.	93,280	7,540,755

Investments	Shares	Value

Chemicals – (continued)

Sherwin-Williams Co. (The)	12,826	$8,824,032
		24,135,343

Commercial Services & Supplies – 0.7%

Cintas Corp.	5,830	1,833,827

Rollins, Inc.(a)	126,511	7,318,661
		9,152,488

Communications Equipment – 2.4%

Cisco Systems, Inc.	845,933	30,368,995

Consumer Finance – 0.4%

Synchrony Financial	212,795	5,324,131

Containers & Packaging – 0.6%

International Paper Co.	167,904	7,345,800

Distributors – 0.6%

Pool Corp.	22,154	7,750,134

Diversified Telecommunication Services – 2.8%

AT&T, Inc.	510,125	13,783,578

Cogent Communications Holdings, Inc.	32,648	1,821,758

Verizon Communications, Inc.	343,970	19,602,850
		35,208,186

Electric Utilities – 3.8%

Evergy, Inc.	106,689	5,889,233

Exelon Corp.	205,799	8,209,322

IDACORP, Inc.	43,725	3,835,994

NRG Energy, Inc.	199,386	6,304,585

OGE Energy Corp.	163,823	5,040,834

Portland General Electric Co.(a)	118,349	4,651,116

PPL Corp.	230,285	6,332,837

Southern Co. (The)	131,175	7,536,004
		47,799,925

Electrical Equipment – 0.6%

Rockwell Automation, Inc.	33,231	7,879,735

Electronic Equipment, Instruments & Components – 0.2%

Amphenol Corp., Class A	20,405	2,302,500

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Energy Equipment & Services – 1.3%

Baker Hughes Co.(a)	372,537	$5,502,372

Halliburton Co.	433,169	5,224,018

Schlumberger NV	387,112	5,783,453
		16,509,843

Entertainment – 0.9%

Activision Blizzard, Inc.	156,827	11,876,509

Equity Real Estate Investment Trusts (REITs) – 3.0%

American Tower Corp.	54,219	12,451,393

Extra Space Storage, Inc.	3,498	405,593

Highwoods Properties, Inc.	13,409	399,186

Life Storage, Inc.(a)	61,798	7,054,242

Public Storage	37,312	8,547,060

Simon Property Group, Inc.	70,543	4,430,806

Welltower, Inc.	96,778	5,203,753
		38,492,033

Food & Staples Retailing – 2.3%

Walmart, Inc.	209,297	29,039,959

Food Products – 1.1%

Campbell Soup Co.(a)	124,179	5,795,434

General Mills, Inc.	129,426	7,651,665
		13,447,099

Health Care Equipment & Supplies – 0.7%

Abbott Laboratories	11,077	1,164,304

Dentsply Sirona, Inc.	37,312	1,760,753

Hill-Rom Holdings, Inc.	58,883	5,362,475
		8,287,532

Health Care Providers & Services – 3.0%

AmerisourceBergen Corp.	70,543	6,777,066

Cardinal Health, Inc.	127,094	5,819,634

Chemed Corp.	13,733	6,568,769

Humana, Inc.	13,409	5,353,945

McKesson Corp.	48,389	7,136,894

UnitedHealth Group, Inc.	19,822	6,048,485
		37,704,793

Health Care Technology – 0.6%

Cerner Corp.(a)	103,191	7,232,657

Investments	Shares	Value

Household Durables – 1.1%

PulteGroup, Inc.	156,244	$6,368,505

Whirlpool Corp.(a)	39,061	7,224,723
		13,593,228

Household Products – 3.1%

Church & Dwight Co., Inc.	70,543	6,235,296

Clorox Co. (The)(a)	5,830	1,208,267

Colgate-Palmolive Co.	34,397	2,713,579

Procter & Gamble Co. (The)	211,046	28,934,407
		39,091,549

Independent Power and Renewable Electricity Producers – 1.3%

AES Corp. (The)	162,657	3,171,812

NextEra Energy Partners LP(a)	108,438	6,809,906

Vistra Corp.	365,541	6,349,447
		16,331,165

Industrial Conglomerates – 0.0%(b)

Honeywell International, Inc.	1,749	288,498

Insurance – 2.5%

Aflac, Inc.	167,904	5,700,341

Aon plc, Class A(a)	18,656	3,432,891

MetLife, Inc.	174,900	6,619,965

National General Holdings Corp.	160,325	5,446,240

Progressive Corp. (The)	118,349	10,876,273
		32,075,710

Internet & Direct Marketing Retail – 0.5%

eBay, Inc.	146,916	6,997,609

IT Services – 3.8%

International Business Machines Corp.	180,730	20,180,312

Mastercard, Inc., Class A	16,324	4,711,759

Paychex, Inc.	4,664	383,614

Visa, Inc., Class A(a)	95,029	17,267,720

Western Union Co. (The)(a)	293,249	5,700,760
		48,244,165

Leisure Products – 0.5%

Polaris, Inc.(a)	66,462	6,038,737

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Life Sciences Tools & Services – 0.0%(b)

Thermo Fisher Scientific, Inc.	583	$275,829

Machinery – 1.0%

Illinois Tool Works, Inc.	64,130	12,561,784

Media – 3.1%

Comcast Corp., Class A	336,974	14,233,782

Interpublic Group of Cos., Inc. (The)	365,541	6,612,637

New York Times Co. (The), Class A(a)	153,912	6,104,150

Omnicom Group, Inc.	129,426	6,108,907

Sirius XM Holdings, Inc.(a)	1,145,595	6,564,259
		39,623,735

Multi-Utilities – 0.6%

Public Service Enterprise Group, Inc.	136,422	7,932,939

Oil, Gas & Consumable Fuels – 1.0%

Cabot Oil & Gas Corp.	346,302	6,160,713

Chevron Corp.	2,915	202,592

HollyFrontier Corp.	98,527	1,823,735

Plains GP Holdings LP, Class A*(a)	632,555	4,042,026
		12,229,066

Pharmaceuticals – 6.4%

Eli Lilly and Co.	110,770	14,451,054

Johnson & Johnson	311,322	42,685,359

Merck & Co., Inc.	300,828	22,625,274

Pfizer, Inc.	53,053	1,882,321
		81,644,008

Professional Services – 0.4%

ManpowerGroup, Inc.	74,624	5,064,731

Road & Rail – 0.6%

Old Dominion Freight Line, Inc.	38,478	7,325,057

Semiconductors & Semiconductor Equipment – 6.8%

Intel Corp.	89,199	3,949,732

KLA Corp.	37,312	7,357,180

Lam Research Corp.	29,733	10,171,065

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – (continued)

Microchip Technology, Inc.	73,458	$7,718,967

QUALCOMM, Inc.	223,289	27,544,931

Skyworks Solutions, Inc.	18,073	2,553,534

Texas Instruments, Inc.	185,977	26,890,414
		86,185,823

Software – 7.0%

Citrix Systems, Inc.	53,053	6,009,313

Intuit, Inc.	23,320	7,338,338

Microsoft Corp.	260,018	52,645,845

Oracle Corp.	409,266	22,963,915
		88,957,411

Specialty Retail – 5.4%

Aaron’s Holdings Co., Inc.	116,017	6,063,049

Best Buy Co., Inc.	69,960	7,804,038

Home Depot, Inc. (The)	98,527	26,278,136

Lowe’s Cos., Inc.	132,924	21,015,284

Tractor Supply Co.	49,555	6,601,222
		67,761,729

Technology Hardware, Storage & Peripherals – 9.3%

Apple, Inc.	984,284	107,149,156

NetApp, Inc.	120,098	5,271,101

Seagate Technology plc(a)	120,098	5,743,087
		118,163,344

Textiles, Apparel & Luxury Goods – 0.6%

Hanesbrands, Inc.(a)	437,250	7,026,607

Tobacco – 1.8%

Philip Morris International, Inc.	315,403	22,399,921

Trading Companies & Distributors – 0.6%

WW Grainger, Inc.(a)	20,405	7,142,158
Total Common Stocks (Cost $1,138,758,079)		1,260,093,412

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value

SECURITIES LENDING REINVESTMENTS(c) – 5.3%

CERTIFICATES OF DEPOSIT – 1.1%

Bank of Nova Scotia, Houston
(ICE LIBOR USD 3 Month + 0.08%), 0.29%, 7/21/2021(d)	$3,000,000	$3,000,633

Cooperatieve Rabobank UA, London
(ICE LIBOR USD 3 Month + 0.08%), 0.29%, 7/30/2021(d)	3,000,000	3,001,170

Nordea Bank Abp, New York Branch
(ICE LIBOR USD 3 Month + 0.03%), 0.27%, 10/7/2021(d)	3,000,000	2,999,532

Royal Bank of Canada, New York
(ICE LIBOR USD 3 Month + 0.04%), 0.27%, 10/5/2021(d)	1,000,000	999,868

Sumitomo Mitsui Trust Bank Ltd., New York
(ICE LIBOR USD 3 Month + 0.09%), 0.34%, 12/11/2020(d)	4,000,000	4,000,000
Total Certificates of Deposit (Cost $13,999,811)		14,001,203

REPURCHASE AGREEMENTS – 4.2%

BofA Securities, Inc., 0.53%, dated 10/30/2020, due 2/1/2021, repurchase price $8,011,071, collateralized by various Common Stocks; total market value $8,696,146	8,000,000	8,000,000

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $3,100,028, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $3,144,026	3,100,000	3,100,000

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $15,820,262, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $16,097,316	$15,820,170	$15,820,170

Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $5,700,095, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $5,811,524	5,700,000	5,700,000

Societe Generale, 0.18%, dated 10/30/2020, due 11/2/2020, repurchase price $20,000,300, collateralized by various Common Stocks; total market value $22,014,463	20,000,000	20,000,000
Total Repurchase Agreements (Cost $52,620,170)		52,620,170
Total Securities Lending Reinvestments (Cost $66,619,981)		66,621,373
Total Investments – 104.9% (Cost $1,205,378,060)		1,326,714,785

Liabilities in excess of other assets – (4.9%)		(61,538,180)
NET ASSETS – 100.0%		$1,265,176,605

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $78,388,967, collateralized in the form of cash with a value of $66,619,988 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $14,667,980 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050; a total value of $81,287,968.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $66,621,373.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$192,538,806
Aggregate gross unrealized depreciation	(71,049,213)
Net unrealized appreciation	$121,489,593
Federal income tax cost	$1,205,103,322

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	28	12/18/2020	USD	$4,570,580	$(121,870)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Aerospace & Defense – 1.4%

Lockheed Martin Corp.	16,405	$5,743,883

Air Freight & Logistics – 0.5%

CH Robinson Worldwide, Inc.(a)	24,318	2,150,441

Banks – 4.0%

Bank of America Corp.	59,637	1,413,397

Citigroup, Inc.	4,053	167,875

JPMorgan Chase & Co.	133,170	13,055,987

Wells Fargo & Co.	76,814	1,647,660
		16,284,919

Beverages – 1.2%

Coca-Cola Co. (The)	100,746	4,841,853

Biotechnology – 4.1%

AbbVie, Inc.	45,548	3,876,135

Amgen, Inc.(a)	38,407	8,332,014

Gilead Sciences, Inc.	82,411	4,792,200
		17,000,349

Capital Markets – 1.8%

Intercontinental Exchange, Inc.	35,705	3,370,552

MarketAxess Holdings, Inc.	1,351	727,986

MSCI, Inc.	2,316	810,230

T. Rowe Price Group, Inc.	18,721	2,371,202
		7,279,970

Chemicals – 1.0%

CF Industries Holdings, Inc.	52,110	1,438,757

Dow, Inc.	18,721	851,618

Scotts Miracle-Gro Co. (The)	13,510	2,027,176
		4,317,551

Commercial Services & Supplies – 1.2%

Cintas Corp.	7,913	2,489,034

Rollins, Inc.	41,109	2,378,156
		4,867,190

Communications Equipment – 3.0%

Cisco Systems, Inc.	266,726	9,575,463

Investments	Shares	Value

Communications Equipment – (continued)

Motorola Solutions, Inc.	16,598	$2,623,480
		12,198,943

Consumer Finance – 0.4%

Synchrony Financial	69,866	1,748,047

Containers & Packaging – 0.7%

International Paper Co.	64,076	2,803,325

Distributors – 0.6%

Pool Corp.	7,141	2,498,136

Diversified Consumer Services – 0.1%

Service Corp. International	11,966	554,145

Diversified Telecommunication Services – 3.6%

AT&T, Inc.	165,015	4,458,705

CenturyLink, Inc.(a)	52,110	449,188

Cogent Communications Holdings, Inc.	32,424	1,809,259

Verizon Communications, Inc.	139,346	7,941,329
		14,658,481

Electric Utilities – 3.5%

Evergy, Inc.	35,319	1,949,609

Exelon Corp.	68,515	2,733,063

FirstEnergy Corp.	8,106	240,910

IDACORP, Inc.	1,351	118,523

OGE Energy Corp.	53,075	1,633,118

Portland General Electric Co.	39,179	1,539,735

PPL Corp.	75,077	2,064,618

Southern Co. (The)	69,094	3,969,450
		14,249,026

Electrical Equipment – 0.3%

Eaton Corp. plc	11,194	1,161,825

Electronic Equipment, Instruments & Components – 0.2%

CDW Corp.	5,790	709,854

Entertainment – 0.9%

Activision Blizzard, Inc.	50,759	3,843,979

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Equity Real Estate Investment Trusts (REITs) – 6.5%

American Tower Corp.	5,790	$1,329,674

CoreSite Realty Corp.	16,405	1,958,101

Crown Castle International Corp.	11,966	1,869,089

CubeSmart(a)	73,726	2,501,523

CyrusOne, Inc.	6,948	493,655

Equity Residential	32,617	1,532,347

Extra Space Storage, Inc.	22,774	2,640,645

Gaming and Leisure Properties, Inc.	12,506	454,593

Healthcare Realty Trust, Inc.	65,234	1,813,505

Life Storage, Inc.	22,002	2,511,528

National Health Investors, Inc.(a)	35,705	2,001,265

Omega Healthcare Investors, Inc.(a)	16,984	489,309

Public Storage	12,931	2,962,104

SBA Communications Corp.	3,281	952,704

Simon Property Group, Inc.(a)	23,160	1,454,680

Welltower, Inc.	31,845	1,712,306
		26,677,028

Food & Staples Retailing – 3.1%

Walmart, Inc.	93,026	12,907,357

Food Products – 0.8%

General Mills, Inc.	41,495	2,453,185

Hershey Co. (The)	5,018	689,774
		3,142,959

Health Care Equipment & Supplies – 0.8%

Abbott Laboratories	2,895	304,293

Medtronic plc	19,300	1,941,001

ResMed, Inc.	4,439	852,022
		3,097,316

Health Care Providers & Services – 3.9%

AmerisourceBergen Corp.	23,160	2,224,981

UnitedHealth Group, Inc.	45,548	13,898,517
		16,123,498

Hotels, Restaurants & Leisure – 1.8%

Domino’s Pizza, Inc.	1,544	584,126

McDonald’s Corp.	20,072	4,275,336

Investments	Shares	Value

Hotels, Restaurants & Leisure – (continued)

Yum! Brands, Inc.	26,634	$2,485,751
		7,345,213

Household Durables – 0.6%

Newell Brands, Inc.	28,757	507,849

PulteGroup, Inc.	50,373	2,053,203
		2,561,052

Household Products – 2.1%

Church & Dwight Co., Inc.	8,685	767,667

Clorox Co. (The)(a)	3,667	759,986

Procter & Gamble Co. (The)	51,917	7,117,821
		8,645,474

Independent Power and Renewable Electricity Producers – 0.1%

NextEra Energy Partners LP(a)	6,948	436,334

Insurance – 3.4%

Aflac, Inc.	55,584	1,887,077

Aon plc, Class A(a)	15,247	2,805,600

Brown & Brown, Inc.	12,931	562,628

Fidelity National Financial, Inc.(a)	14,089	440,845

Hanover Insurance Group, Inc. (The)(a)	17,370	1,661,614

Hartford Financial Services Group, Inc. (The)	14,861	572,446

MetLife, Inc.	57,514	2,176,905

Progressive Corp. (The)	38,600	3,547,340

RenaissanceRe Holdings Ltd.	2,895	468,179
		14,122,634

Internet & Direct Marketing Retail – 0.5%

eBay, Inc.	46,513	2,215,414

IT Services – 4.2%

Amdocs Ltd.	8,299	467,898

Booz Allen Hamilton Holding Corp.	5,018	393,913

International Business Machines Corp.	58,286	6,508,215

Jack Henry & Associates, Inc.	11,387	1,688,123

Mastercard, Inc., Class A	5,211	1,504,103

Paychex, Inc.(a)	28,564	2,349,389

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – (continued)

Visa, Inc., Class A(a)	13,896	$2,525,042

Western Union Co. (The)(a)	95,535	1,857,200
		17,293,883

Life Sciences Tools & Services – 0.0%(b)

Thermo Fisher Scientific, Inc.	193	91,312

Machinery – 0.5%

Cummins, Inc.	4,053	891,214

Illinois Tool Works, Inc.	5,597	1,096,341
		1,987,555

Media – 2.3%

Cable One, Inc.(a)	282	488,385

Comcast Corp., Class A	109,624	4,630,518

Interpublic Group of Cos., Inc. (The)	25,283	457,369

New York Times Co. (The), Class A(a)	50,952	2,020,756

Omnicom Group, Inc.	42,653	2,013,222
		9,610,250

Metals & Mining – 0.3%

Newmont Corp.	22,388	1,406,862

Multiline Retail – 0.5%

Target Corp.	13,896	2,115,249

Multi-Utilities – 2.8%

Dominion Energy, Inc.	55,005	4,419,102

NorthWestern Corp.	29,722	1,549,408

Public Service Enterprise Group, Inc.	46,320	2,693,508

WEC Energy Group, Inc.	27,406	2,755,673
		11,417,691

Oil, Gas & Consumable Fuels – 1.5%

Antero Midstream Corp.	12,352	70,777

Cabot Oil & Gas Corp.	112,905	2,008,580

Chevron Corp.	49,215	3,420,443

Exxon Mobil Corp.	4,053	132,209

Kinder Morgan, Inc.	59,637	709,680
		6,341,689

Investments	Shares	Value

Pharmaceuticals – 6.4%

Eli Lilly and Co.	56,549	$7,377,382

Johnson & Johnson	102,290	14,024,982

Merck & Co., Inc.	27,406	2,061,205

Pfizer, Inc.	77,393	2,745,904
		26,209,473

Semiconductors & Semiconductor Equipment – 4.4%

Broadcom, Inc.	8,299	2,901,579

Intel Corp.	34,161	1,512,649

KLA Corp.(a)	12,159	2,397,512

Skyworks Solutions, Inc.	17,370	2,454,207

Texas Instruments, Inc.	60,216	8,706,632
		17,972,579

Software – 6.2%

CDK Global, Inc.(a)	31,459	1,355,883

Citrix Systems, Inc.	16,791	1,901,917

Microsoft Corp.	92,640	18,756,821

Oracle Corp.	60,795	3,411,207
		25,425,828

Specialty Retail – 4.7%

Best Buy Co., Inc.	22,195	2,475,852

Home Depot, Inc. (The)	51,917	13,846,783

Lowe’s Cos., Inc.	16,598	2,624,144

Tractor Supply Co.	1,737	231,386
		19,178,165

Technology Hardware, Storage & Peripherals – 9.0%

Apple, Inc.	317,292	34,540,407

Seagate Technology plc	50,180	2,399,608
		36,940,015

Textiles, Apparel & Luxury Goods – 0.6%

Hanesbrands, Inc.(a)	141,662	2,276,508

Tobacco – 2.4%

Altria Group, Inc.	73,340	2,646,107

Philip Morris International, Inc.	102,097	7,250,929
		9,897,036

Trading Companies & Distributors – 1.7%

Fastenal Co.	51,724	2,236,028

MSC Industrial Direct Co., Inc., Class A	6,948	483,998

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Trading Companies & Distributors – (continued)

Watsco, Inc.(a)	9,264	$2,076,433

WW Grainger, Inc.	6,755	2,364,385
		7,160,844
Total Common Stocks (Cost $375,996,148)		409,511,135
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 2.0%

REPURCHASE AGREEMENTS – 2.0%

BofA Securities, Inc., 0.53%, dated 10/30/2020, due 2/1/2021, repurchase price $1,001,384, collateralized by various Common Stocks; total market value $1,087,018	$1,000,000	1,000,000

Citigroup Global Markets Ltd., 0.11%, dated 10/30/2020, due 11/2/2020, repurchase price $1,200,011, collateralized by various U.S. Treasury Securities, ranging from 0.50% – 1.88%, maturing 11/30/2021 – 3/15/2023; Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 11/15/2023 – 12/15/2025; total market value $1,217,043	1,200,000	1,200,000

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $3,602,132, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $3,665,214	3,602,111	3,602,111

Investments	Principal Amount	Value

REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 0.20%, dated 10/30/2020, due 11/2/2020, repurchase price $2,300,038, collateralized by various Foreign Government Fixed Income Securities, ranging from 0.25% – 0.50%, maturing 10/19/2023 – 10/28/2025; total market value $2,345,001	$2,300,000	$2,300,000
		8,102,111
Total Securities Lending Reinvestments (Cost $8,102,111)		8,102,111
Total Investments – 101.6% (Cost $384,098,259)		417,613,246

Liabilities in excess of other assets – (1.6%)		(6,440,452)
NET ASSETS – 100.0%		$411,172,794

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $27,769,586, collateralized in the form of cash with a value of $8,102,111 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $20,687,869 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050; a total value of $28,789,980.

(b)	Represents less than 0.05% of net assets.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $8,102,111.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,681,922
Aggregate gross unrealized depreciation	(23,509,794)
Net unrealized appreciation	$33,172,128
Federal income tax cost	$384,406,936

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation*
Long Contracts
S&P 500 E-Mini Index	9	12/18/2020	USD	$1,469,115	$(34,182)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 99.3%

Aerospace & Defense – 1.4%

Lockheed Martin Corp.	528	$184,869

Auto Components – 0.5%

Gentex Corp.(a)	2,448	67,736

Automobiles – 0.1%

Thor Industries, Inc.	144	12,179

Banks – 6.0%

Bank of America Corp.	2,904	68,825

Citigroup, Inc.	4,320	178,934

Comerica, Inc.	474	21,572

JPMorgan Chase & Co.	4,170	408,827

Western Alliance Bancorp(a)	1,536	63,283

Zions Bancorp NA	1,584	51,116
		792,557

Beverages – 0.2%

Coca-Cola Co. (The)	558	26,817

Biotechnology – 3.0%

AbbVie, Inc.	1,422	121,012

Amgen, Inc.(a)	1,236	268,138
		389,150

Building Products – 2.3%

A O Smith Corp.	1,434	74,123

Armstrong World Industries, Inc.	192	11,501

Masco Corp.	1,326	71,074

Simpson Manufacturing Co., Inc.	726	64,411

Trane Technologies plc	666	88,411
		309,520

Capital Markets – 4.7%

Ameriprise Financial, Inc.	486	78,163

Eaton Vance Corp.	360	21,524

Lazard Ltd., Class A	1,752	58,990

LPL Financial Holdings, Inc.	822	65,702

MarketAxess Holdings, Inc.	36	19,399

Morgan Stanley	2,550	122,783

MSCI, Inc.	78	27,288

S&P Global, Inc.	462	149,101

T. Rowe Price Group, Inc.	612	77,516
		620,466

Investments	Shares	Value

Chemicals – 4.0%

Celanese Corp.	594	$67,425

Dow, Inc.	1,800	81,882

Eastman Chemical Co.	1,002	81,002

FMC Corp.	702	72,123

Huntsman Corp.	810	19,675

LyondellBasell Industries NV, Class A	300	20,535

Scotts Miracle-Gro Co. (The)	444	66,622

Sherwin-Williams Co. (The)	174	119,709
		528,973

Commercial Services & Supplies – 0.6%

Cintas Corp.	258	81,154

Communications Equipment – 2.4%

Cisco Systems, Inc.	8,922	320,300

Consumer Finance – 1.6%

Discover Financial Services	1,116	72,551

OneMain Holdings, Inc.	2,280	79,549

Synchrony Financial	2,184	54,644
		206,744

Containers & Packaging – 0.6%

International Paper Co.	1,842	80,587

Distributors – 0.6%

Pool Corp.	222	77,662

Diversified Telecommunication Services – 2.7%

AT&T, Inc.	5,232	141,369

CenturyLink, Inc.(a)	1,848	15,930

Cogent Communications Holdings, Inc.	132	7,365

Verizon Communications, Inc.	3,342	190,460
		355,124

Electric Utilities – 0.9%

OGE Energy Corp.	1,758	54,094

PPL Corp.	2,346	64,515
		118,609

Electrical Equipment – 2.1%

Eaton Corp. plc	378	39,232

Emerson Electric Co.	1,278	82,802

Hubbell, Inc.	480	69,845

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Electrical Equipment – (continued)

Rockwell Automation, Inc.	348	$82,518
		274,397

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp., Class A	192	21,665

CDW Corp.	186	22,804
		44,469

Energy Equipment & Services – 0.5%

Baker Hughes Co.(a)	4,518	66,731

Halliburton Co.(a)	270	3,256
		69,987

Entertainment – 0.9%

Activision Blizzard, Inc.	1,602	121,319

Equity Real Estate Investment Trusts (REITs) – 1.5%

Equinix, Inc.	66	48,262

Gaming and Leisure Properties, Inc.	389	14,140

Highwoods Properties, Inc.	1,452	43,226

Lamar Advertising Co., Class A	222	13,755

National Health Investors, Inc.	1,146	64,233

Omega Healthcare Investors, Inc.	414	11,928
		195,544

Food & Staples Retailing – 0.2%

Walmart, Inc.	144	19,980

Food Products – 0.6%

General Mills, Inc.	1,314	77,684

Health Care Equipment & Supplies – 0.7%

Abbott Laboratories	90	9,460

Hill-Rom Holdings, Inc.	600	54,642

Teleflex, Inc.	12	3,819

West Pharmaceutical Services, Inc.	78	21,221
		89,142

Health Care Providers & Services – 1.8%

AmerisourceBergen Corp.	108	10,376

Cardinal Health, Inc.	1,236	56,596

Humana, Inc.	276	110,201

UnitedHealth Group, Inc.	204	62,249
		239,422

Investments	Shares	Value

Hotels, Restaurants & Leisure – 0.2%

Domino’s Pizza, Inc.	48	$18,160

Wendy’s Co. (The)	318	6,948
		25,108

Household Durables – 0.9%

DR Horton, Inc.	348	23,250

Lennar Corp., Class A	324	22,754

Whirlpool Corp.(a)	408	75,464
		121,468

Household Products – 0.6%

Procter & Gamble Co. (The)	576	78,970

Independent Power and Renewable Electricity Producers – 1.1%

AES Corp. (The)	3,714	72,423

NextEra Energy Partners LP(a)	1,122	70,462
		142,885

Industrial Conglomerates – 0.3%

Honeywell International, Inc.	216	35,629

Insurance – 0.9%

MetLife, Inc.	2,094	79,258

Unum Group	2,496	44,079
		123,337

Internet & Direct Marketing Retail – 0.6%

eBay, Inc.	1,524	72,588

IT Services – 3.3%

International Business Machines Corp.(a)	1,848	206,348

Leidos Holdings, Inc.	156	12,948

Mastercard, Inc., Class A	276	79,665

Visa, Inc., Class A(a)	444	80,679

Western Union Co. (The)	3,006	58,436
		438,076

Leisure Products – 0.6%

Brunswick Corp.	276	17,584

Polaris, Inc.	678	61,603
		79,187

Life Sciences Tools & Services – 1.2%

Thermo Fisher Scientific, Inc.	330	156,130

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Machinery – 2.4%

Caterpillar, Inc.	462	$72,557

Cummins, Inc.	138	30,345

Dover Corp.	684	75,726

Illinois Tool Works, Inc.	672	131,631

Lincoln Electric Holdings, Inc.	54	5,498
		315,757

Media – 3.3%

Cable One, Inc.	6	10,391

Comcast Corp., Class A	3,558	150,290

Interpublic Group of Cos., Inc. (The)	3,894	70,442

New York Times Co. (The), Class A	1,602	63,535

Omnicom Group, Inc.	1,398	65,986

Sirius XM Holdings, Inc.(a)	12,096	69,310
		429,954

Metals & Mining – 1.5%

Commercial Metals Co.	3,132	64,676

Newmont Corp.	750	47,130

Reliance Steel & Aluminum Co.	648	70,626

Steel Dynamics, Inc.	636	20,021
		202,453

Multiline Retail – 0.5%

Target Corp.	456	69,412

Oil, Gas & Consumable Fuels – 3.0%

Antero Midstream Corp.	9,456	54,183

Apache Corp.	1,248	10,358

Chevron Corp.	1,548	107,586

Devon Energy Corp.	1,140	10,180

Exxon Mobil Corp.	1,182	38,557

HollyFrontier Corp.	1,674	30,986

Plains GP Holdings LP, Class A*	9,324	59,580

Valero Energy Corp.	372	14,363

Williams Cos., Inc. (The)	3,348	64,248
		390,041

Pharmaceuticals – 5.8%

Johnson & Johnson	3,384	463,980

Merck & Co., Inc.	2,124	159,746

Investments	Shares	Value

Pharmaceuticals – (continued)

Pfizer, Inc.	3,984	$141,353
		765,079

Professional Services – 1.1%

ManpowerGroup, Inc.	924	62,712

Robert Half International, Inc.	1,248	63,261

TransUnion	204	16,251
		142,224

Road & Rail – 0.2%

Old Dominion Freight Line, Inc.	114	21,702

Semiconductors & Semiconductor Equipment – 7.3%

Applied Materials, Inc.	768	45,489

Intel Corp.	852	37,726

KLA Corp.	402	79,266

Lam Research Corp.(a)	312	106,729

Microchip Technology, Inc.(a)	720	75,658

Monolithic Power Systems, Inc.	66	21,094

QUALCOMM, Inc.	2,388	294,584

Teradyne, Inc.	252	22,138

Texas Instruments, Inc.	1,938	280,215
		962,899

Software – 6.2%

Citrix Systems, Inc.	96	10,874

Intuit, Inc.	168	52,866

Microsoft Corp.	3,354	679,084

Oracle Corp.	198	11,110

SS&C Technologies Holdings, Inc.	1,176	69,643
		823,577

Specialty Retail – 5.3%

Best Buy Co., Inc.	732	81,655

Camping World Holdings, Inc., Class A	1,896	50,130

Home Depot, Inc. (The)	858	228,837

Lithia Motors, Inc., Class A(a)	282	64,739

Lowe’s Cos., Inc.	1,572	248,533

Williams-Sonoma, Inc.(a)	204	18,607
		692,501

Technology Hardware, Storage & Peripherals – 9.2%

Apple, Inc.	10,152	1,105,148

HP, Inc.	624	11,207

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Technology Hardware, Storage & Peripherals – (continued)

NetApp, Inc.	660	$28,967

Seagate Technology plc	1,500	71,730
		1,217,052

Textiles, Apparel & Luxury Goods – 0.5%

Hanesbrands, Inc.	4,428	71,158

Thrifts & Mortgage Finance – 0.1%

Radian Group, Inc.	930	16,693

Tobacco – 1.8%

Altria Group, Inc.	150	5,412

Philip Morris International, Inc.	3,240	230,105
		235,517

Trading Companies & Distributors – 1.2%

Fastenal Co.	1,632	70,552

MSC Industrial Direct Co., Inc., Class A	270	18,808

Watsco, Inc.(a)	294	65,897
		155,257
Total Common Stocks (Cost $11,940,711)		13,089,045
	Principal Amount

SECURITIES LENDING REINVESTMENTS(b) – 0.6%

REPURCHASE AGREEMENTS – 0.6%

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $77,040, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $78,389 (Cost $77,040)	$77,040	77,040
Total Investments – 99.9% (Cost $12,017,751)		13,166,085

Other assets less liabilities – 0.1%		14,734
NET ASSETS – 100.0%		$13,180,819
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $972,749, collateralized in the form of cash with a value of $77,040 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments and $929,424 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 5, 2020 – May 15, 2050; a total value of $1,006,464.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $77,040.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,993,031
Aggregate gross unrealized depreciation	(844,502)
Net unrealized appreciation	$1,148,529
Federal income tax cost	$12,017,556

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 97.3%

Airlines – 0.8%

International Consolidated Airlines Group SA	909,889	$1,134,603

Qantas Airways Ltd.	835,091	2,457,195
		3,591,798

Auto Components – 1.1%

Bridgestone Corp.	116,500	3,777,836

Xinyi Glass Holdings Ltd.	642,000	1,405,722
		5,183,558

Automobiles – 1.8%

Ford Otomotiv Sanayi A/S	287,325	3,701,670

Tofas Turk Otomobil Fabrikasi A/S	1,136,700	3,623,121

Toyota Motor Corp.	11,200	728,846
		8,053,637

Banks – 7.2%

Absa Group Ltd.	327,825	1,753,847

Agricultural Bank of China Ltd., Class H	1,800,000	608,136

Australia & New Zealand Banking Group Ltd.(a)	99,450	1,313,667

Banco Santander Brasil SA	292,800	1,627,513

Banco Santander Brasil SA (Preference)	292,500	870,500

Bank of China Ltd., Class H	4,275,000	1,350,606

China Construction Bank Corp., Class H	3,150,000	2,173,156

China Minsheng Banking Corp. Ltd., Class H(a)	1,350,000	738,119

DBS Group Holdings Ltd.	224,800	3,350,187

DNB ASA	79,425	1,069,375

Hang Seng Bank Ltd.(a)	202,500	3,112,633

National Bank of Canada(a)	76,725	3,679,301

Royal Bank of Canada	155,475	10,862,901
		32,509,941

Beverages – 0.5%

Carlsberg A/S, Class B	5,400	683,507

Coca-Cola Amatil Ltd.	161,325	1,408,201

Investments	Shares	Value

Beverages – (continued)

Diageo plc	4,500	$145,404
		2,237,112

Building Products – 0.4%

Geberit AG (Registered)	3,375	1,922,154

Capital Markets – 1.3%

CSC Financial Co. Ltd., Class H(a)(b)	225,000	271,572

Deutsche Boerse AG	7,650	1,125,918

Magellan Financial Group Ltd.(a)	23,175	896,733

Moscow Exchange MICEX-RTS PJSC	92,250	155,515

Partners Group Holding AG	3,825	3,449,615
		5,899,353

Chemicals – 1.9%

Covestro AG(b)	25,425	1,213,380

Nissan Chemical Corp.	8,500	448,824

Nitto Denko Corp.	14,900	1,041,888

PhosAgro PJSC	92,025	3,264,796

Shin-Etsu Chemical Co. Ltd.	13,100	1,740,568

Sinopec Shanghai Petrochemical Co. Ltd., Class H(a)	4,050,000	746,823
		8,456,279

Commercial Services & Supplies – 0.1%

Country Garden Services Holdings Co. Ltd.	49,000	307,401

Construction & Engineering – 0.9%

Obayashi Corp.	67,500	561,746

Taisei Corp.	109,000	3,383,442
		3,945,188

Construction Materials – 0.4%

China Resources Cement Holdings Ltd.	1,490,000	1,944,435

Diversified Financial Services – 2.8%

Banca Mediolanum SpA	460,575	3,143,895

M&G plc	1,538,775	2,917,801

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Financial Services – (continued)

Power Finance Corp. Ltd.	2,729,475	$3,208,006

REC Ltd.	2,335,050	3,240,696
		12,510,398

Diversified Telecommunication Services – 2.8%

Elisa OYJ	6,525	321,051

Hellenic Telecommunications Organization SA	21,600	287,336

Koninklijke KPN NV	1,402,650	3,790,594

O2 Czech Republic A/S*(a)	353,475	3,312,736

Proximus SADP	110,925	2,157,178

Spark New Zealand Ltd.	70,754	209,958

Swisscom AG (Registered)	3,150	1,602,580

Telefonica SA(a)	37,561	122,771

Telenor ASA	68,625	1,056,780
		12,860,984

Electric Utilities – 1.5%

Fortum OYJ	109,350	2,057,128

Red Electrica Corp. SA	70,200	1,236,809

SSE plc	229,801	3,729,015
		7,022,952

Electrical Equipment – 0.7%

Mitsubishi Electric Corp.	239,300	3,067,362

Electronic Equipment, Instruments & Components – 0.2%

Yageo Corp.	73,000	907,284

Entertainment – 1.6%

NetEase, Inc., ADR	5,625	488,194

Nintendo Co. Ltd.	12,500	6,813,181
		7,301,375

Equity Real Estate Investment Trusts (REITs) – 0.9%

Gecina SA	27,900	3,464,427

RioCan REIT(a)	41,625	448,920
		3,913,347

Food & Staples Retailing – 0.2%

Etablissements Franz Colruyt NV	1,350	79,917

Kobe Bussan Co. Ltd.(a)	8,600	242,271

President Chain Store Corp.	91,000	820,808
		1,142,996

Investments	Shares	Value

Food Products – 2.3%

Dali Foods Group Co. Ltd.(b)	337,500	$208,902

Nestle SA (Registered)	72,900	8,200,306

Uni-President Enterprises Corp.	450,000	964,392

Want Want China Holdings Ltd.(a)	1,575,000	1,039,865
		10,413,465

Gas Utilities – 1.7%

Enagas SA	141,325	3,050,453

Naturgy Energy Group SA(a)	162,675	3,022,397

Snam SpA	303,075	1,479,225
		7,552,075

Health Care Equipment & Supplies – 0.2%

Coloplast A/S, Class B	2,025	295,538

Hoya Corp.	4,900	553,090
		848,628

Hotels, Restaurants & Leisure – 1.2%

Evolution Gaming Group AB(b)	52,200	3,876,375

Genting Singapore Ltd.	2,002,500	945,890

Kangwon Land, Inc.	36,900	686,164
		5,508,429

Household Durables – 1.8%

Casio Computer Co. Ltd.(a)	235,500	3,557,055

Nien Made Enterprise Co. Ltd.	143,000	1,609,803

Sekisui House Ltd.	191,000	3,154,405
		8,321,263

Independent Power and Renewable Electricity Producers – 0.4%

Unipro PJSC	56,025,000	1,821,980

Industrial Conglomerates – 0.3%

Alfa SAB de CV, Class A	2,070,000	1,378,541

Insurance – 6.8%

Ageas SA	19,125	769,696

AIA Group Ltd.	45,000	423,896

Allianz SE (Registered)	45,900	8,076,667

ASR Nederland NV	56,700	1,723,827

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Aviva plc	583,650	$1,943,248

BB Seguridade Participacoes SA	540,000	2,217,690

Direct Line Insurance Group plc	883,125	3,008,855

IRB Brasil Resseguros S/A	2,295,000	2,443,861

Legal & General Group plc	242,550	579,565

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,175	1,210,442

Poste Italiane SpA(b)	26,550	216,487

Tokio Marine Holdings, Inc.	86,200	3,841,647

UnipolSai Assicurazioni SpA(a)	330,374	767,363

Zurich Insurance Group AG	10,800	3,582,129
		30,805,373

Interactive Media & Services – 1.6%

Kakaku.com, Inc.	14,100	373,743

Tencent Holdings Ltd.	91,300	6,958,007
		7,331,750

Internet & Direct Marketing Retail – 1.3%

CJ ENM Co. Ltd.	22,500	2,607,518

ZOZO, Inc.	127,400	3,230,700
		5,838,218

IT Services – 1.8%

Amadeus IT Group SA	11,025	526,413

Capgemini SE	13,500	1,559,024

Edenred	25,650	1,196,331

Infosys Ltd.	29,475	421,836

Nomura Research Institute Ltd.	62,600	1,853,329

Otsuka Corp.	22,500	1,037,402

SCSK Corp.	29,400	1,459,594
		8,053,929

Leisure Products – 0.5%

Bandai Namco Holdings, Inc.(a)	21,300	1,584,358

Yamaha Corp.	16,100	757,720
		2,342,078

Investments	Shares	Value

Machinery – 2.9%

Atlas Copco AB, Class B	10,800	$414,108

Epiroc AB, Class A	75,150	1,122,883

Epiroc AB, Class B	9,675	138,693

Komatsu Ltd.	67,500	1,511,551

Kone OYJ, Class B	50,175	3,994,224

MINEBEA MITSUMI, Inc.	48,300	865,833

Mitsubishi Heavy Industries Ltd.	45,000	961,857

Rational AG	675	505,967

Schindler Holding AG	1,125	287,832

Schindler Holding AG (Registered)	450	115,575

Sinotruk Hong Kong Ltd.	1,198,500	3,053,877
		12,972,400

Media – 0.2%

Publicis Groupe SA	32,758	1,137,113

Metals & Mining – 6.5%

BHP Group Ltd.	81,450	1,932,157

BHP Group plc	34,875	671,981

Eregli Demir ve Celik Fabrikalari TAS	933,525	1,061,254

Evraz plc	777,600	3,614,545

Fortescue Metals Group Ltd.	303,525	3,702,423

Kirkland Lake Gold Ltd.	1,575	71,701

Kumba Iron Ore Ltd.	114,075	3,372,036

Magnitogorsk Iron & Steel Works PJSC	3,847,500	1,822,889

Novolipetsk Steel PJSC	1,667,250	3,901,349

Rio Tinto plc	94,500	5,323,753

Severstal PAO	263,025	3,594,909

Wheaton Precious Metals Corp.	12,375	567,449
		29,636,446

Multiline Retail – 0.9%

Wesfarmers Ltd.	124,425	4,015,868

Multi-Utilities – 0.8%

A2A SpA	556,650	707,744

AGL Energy Ltd.	331,200	2,902,663
		3,610,407

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Oil, Gas & Consumable Fuels – 5.6%

BP plc	1,126,575	$2,863,797

Canadian Natural Resources Ltd.	201,825	3,208,977

China Shenhua Energy Co. Ltd., Class H	2,250,000	3,887,890

CNOOC Ltd.	1,469,000	1,333,586

Ecopetrol SA	6,102,000	2,835,194

Equinor ASA	74,025	938,976

Exxaro Resources Ltd.	143,563	963,316

Formosa Petrochemical Corp.	300,000	824,375

LUKOIL PJSC	49,275	2,507,531

Lundin Energy AB	52,200	996,070

Oil & Natural Gas Corp. Ltd.	3,372,075	2,953,111

Origin Energy Ltd.	28,800	80,899

Royal Dutch Shell plc, Class A	48,600	606,655

Royal Dutch Shell plc, Class B	23,400	281,080

Yanzhou Coal Mining Co. Ltd., Class H(a)	1,350,000	980,096
		25,261,553

Paper & Forest Products – 0.8%

UPM-Kymmene OYJ	136,350	3,853,150

Personal Products – 3.2%

Hengan International Group Co. Ltd.	97,000	672,321

L’Oreal SA	27,675	8,952,277

Pola Orbis Holdings, Inc.	54,700	1,076,838

Unilever NV(a)	63,000	3,562,868

Unilever plc	1,800	102,499
		14,366,803

Pharmaceuticals – 7.8%

China Medical System Holdings Ltd.	225,000	235,594

Chugai Pharmaceutical Co. Ltd.	13,800	530,800

GlaxoSmithKline plc	550,125	9,188,724

Livzon Pharmaceutical Group, Inc., Class H	292,500	1,289,967

Novartis AG (Registered)	88,875	6,932,163

Novo Nordisk A/S, Class B	63,000	4,046,758

Orion OYJ, Class B	76,275	3,265,198

Investments	Shares	Value

Pharmaceuticals – (continued)

Roche Holding AG	28,350	$9,116,974

Roche Holding AG – BR	675	217,402

Sanofi	4,275	385,282

Shionogi & Co. Ltd.	5,700	268,479
		35,477,341

Professional Services – 1.3%

Nihon M&A Center, Inc.	45,000	2,630,094

SGS SA (Registered)	900	2,249,632

Thomson Reuters Corp.	15,525	1,206,044
		6,085,770

Real Estate Management & Development – 3.1%

Agile Group Holdings Ltd.(a)	686,000	937,684

CK Asset Holdings Ltd.	39,000	180,545

Country Garden Holdings Co. Ltd.(a)	1,386,894	1,706,154

Daito Trust Construction Co. Ltd.	34,300	3,113,708

Land & Houses PCL, NVDR	11,025,000	2,263,897

Logan Group Co. Ltd.(a)	1,410,000	2,203,679

Sun Hung Kai Properties Ltd.	305,000	3,899,592
		14,305,259

Road & Rail – 0.7%

Aurizon Holdings Ltd.	1,073,475	2,842,006

Canadian Pacific Railway Ltd.	675	201,556
		3,043,562

Semiconductors & Semiconductor Equipment – 4.6%

ASM International NV	7,425	1,062,099

ASML Holding NV	3,150	1,144,815

Globalwafers Co. Ltd.	72,000	1,044,627

Novatek Microelectronics Corp.	410,000	3,827,154

Taiwan Semiconductor Manufacturing Co. Ltd.	579,222	8,748,017

Tokyo Electron Ltd.	16,400	4,376,889

United Microelectronics Corp.	450,000	482,983
		20,686,584

Software – 0.2%

SAP SE	8,325	887,213

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Specialty Retail – 0.9%

Nitori Holdings Co. Ltd.	3,800	$783,337

Topsports International Holdings Ltd.(b)	450,000	615,099

USS Co. Ltd.	152,900	2,793,562
		4,191,998

Technology Hardware, Storage & Peripherals – 3.5%

Brother Industries Ltd.	104,000	1,597,704

Canon, Inc.(a)	65,400	1,126,389

Chicony Electronics Co. Ltd.	1,127,000	3,392,406

Inventec Corp.	1,575,000	1,244,428

Lite-On Technology Corp.	675,000	1,098,511

Pegatron Corp.	1,579,000	3,394,987

Quanta Computer, Inc.	401,000	1,009,387

Samsung Electronics Co. Ltd.	63,225	3,153,728
		16,017,540

Textiles, Apparel & Luxury Goods – 2.2%

Eclat Textile Co. Ltd.	62,000	820,424

Hermes International	1,800	1,675,287

Li Ning Co. Ltd.	337,500	1,740,846

LVMH Moet Hennessy Louis Vuitton SE	900	421,757

Pandora A/S	57,375	4,544,075

Swatch Group AG (The)(a)	4,050	857,016
		10,059,405

Tobacco – 1.8%

Imperial Brands plc	227,025	3,592,970

Japan Tobacco, Inc.	207,500	3,910,226

Swedish Match AB	6,075	457,682
		7,960,878

Trading Companies & Distributors – 0.9%

ITOCHU Corp.(a)	77,600	1,855,749

Marubeni Corp.	180,000	935,298

Toyota Tsusho Corp.	40,800	1,131,425
		3,922,472

Transportation Infrastructure – 0.6%

Grupo Aeroportuario del Pacifico SAB de CV, Class B	22,500	186,672

Sydney Airport	627,121	2,400,157
		2,586,829

Investments	Shares	Value

Water Utilities – 0.6%

Aguas Andinas SA, Class A	10,255,050	$2,661,308

Wireless Telecommunication Services – 1.2%

NTT DOCOMO, Inc.	147,900	5,499,209
Total Common Stocks (Cost $452,696,837)		441,232,391
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.0%(d)

REPURCHASE AGREEMENTS – 0.0%(d)

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $121,447, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $123,574 (Cost $121,447)	$121,447	121,447
Total Investments – 97.3% (Cost $452,818,284)		441,353,838

Other assets less liabilities – 2.7%		12,122,743
NET ASSETS – 100.0%		$453,476,581

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $16,663,333, collateralized in the form of cash with a value of $121,447 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $7,817,768 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 12, 2020 – November 15, 2049 and $10,051,673 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $17,990,888.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® International Quality Dividend Index Fund (cont.)

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $121,447.

(d)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$44,411,419
Aggregate gross unrealized depreciation	(57,601,706)
Net unrealized depreciation	$(13,190,287)
Federal income tax cost	$453,990,578

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
EURO STOXX 50 Index	93	12/18/2020	EUR	$3,205,516	$(386,091)
FTSE 100 Index	30	12/18/2020	GBP	2,158,082	(167,169)
Hang Seng Index	2	11/27/2020	HKD	311,508	(7,876)
MSCI Emerging Markets E-Mini Index	53	12/18/2020	USD	2,920,035	33,956
S&P/TSX 60 Index	5	12/17/2020	CAD	694,041	(23,741)
SPI 200 Index	10	12/17/2020	AUD	1,034,063	2,023
TOPIX Index	13	12/10/2020	JPY	1,956,094	(39,454)
					$(588,352)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	348,010	Morgan Stanley	USD	445,666	12/16/2020	$4,461
HKD	6,971,184	Citibank NA	USD	898,893	12/16/2020	16
HKD	3,210,000	Morgan Stanley	USD	413,827	12/16/2020	91
JPY	109,493,684	Citibank NA	USD	1,037,577	12/16/2020	10,458
JPY	98,140,675	Morgan Stanley	USD	925,664	12/16/2020	13,704
USD	393,086	UBS AG	AUD	540,431	12/16/2020	13,479
USD	521,040	Goldman Sachs & Co.	BRL*	2,783,346	12/16/2020	39,195
USD	38,123	JPMorgan Chase Bank	CAD	50,000	12/16/2020	616
USD	464,461	JPMorgan Chase Bank	CHF	420,809	12/16/2020	4,701
USD	264,471	Toronto-Dominion Bank (The)	CHF	240,000	12/16/2020	2,255
USD	289,402	Morgan Stanley	CZK	6,474,570	12/16/2020	12,766

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	591,385	JPMorgan Chase Bank	EUR	500,000	12/16/2020	$8,343
USD	914,871	Toronto-Dominion Bank (The)	EUR	770,000	12/16/2020	16,986
USD	746,354	Morgan Stanley	GBP	570,000	12/16/2020	9,096
USD	56,759	BNP Paribas SA	HKD	440,000	12/16/2020	23
USD	1,307,267	UBS AG	HKD	10,137,813	12/16/2020	32
USD	98,900	Citibank NA	INR*	7,340,681	12/16/2020	233
USD	604,126	Toronto-Dominion Bank (The)	JPY	62,960,000	12/16/2020	1,495
USD	45,522	Morgan Stanley	NOK	420,000	12/16/2020	1,592
USD	6,586	Toronto-Dominion Bank (The)	NOK	59,248	12/16/2020	389
USD	116,130	JPMorgan Chase Bank	NZD	174,054	12/16/2020	1,094
USD	2,051,224	Citibank NA	PLN	7,665,089	12/16/2020	117,182
USD	261,806	Goldman Sachs & Co.	RUB*	20,270,000	12/16/2020	7,996
USD	65,859	Morgan Stanley	SEK	580,000	12/16/2020	661
USD	29,519	UBS AG	SGD	40,000	12/16/2020	225
USD	168,941	Goldman Sachs & Co.	TRY	1,301,646	12/16/2020	17,073
ZAR	3,371,713	Morgan Stanley	USD	200,128	12/17/2020	6,289
Total unrealized appreciation						$290,451
AUD	948,315	Citibank NA	USD	691,775	12/16/2020	(25,662)
BRL*	760,000	Citibank NA	USD	136,920	12/16/2020	(5,351)
CAD	274,850	Morgan Stanley	USD	208,438	12/16/2020	(2,259)
CHF	1,064,380	Citibank NA	USD	1,177,229	12/16/2020	(14,325)
EUR	1,282,609	Citibank NA	USD	1,525,746	12/16/2020	(30,116)
EUR	914,497	JPMorgan Chase Bank	USD	1,085,431	12/16/2020	(19,050)
GBP	510,000	JPMorgan Chase Bank	USD	661,703	12/16/2020	(2,051)
INR*	11,580,000	Toronto-Dominion Bank (The)	USD	157,489	12/16/2020	(1,842)
PLN	6,488,602	Citibank NA	USD	1,733,761	12/16/2020	(96,568)
RUB*	38,148,601	Citibank NA	USD	499,106	12/16/2020	(21,429)
SEK	1,319,475	Morgan Stanley	USD	150,959	12/16/2020	(2,637)
SGD	17,194	Toronto-Dominion Bank (The)	USD	12,600	12/16/2020	(8)
TWD*	3,440,000	JPMorgan Chase Bank	USD	121,930	12/16/2020	(1,645)
USD	446,799	JPMorgan Chase Bank	JPY	47,260,000	12/16/2020	(5,557)
USD	277,232	Citibank NA	KRW*	328,849,715	12/16/2020	(12,577)
USD	170,959	Citibank NA	TWD*	4,953,516	12/16/2020	(2,247)
USD	283,574	Goldman Sachs & Co.	ZAR	4,817,935	12/17/2020	(11,381)
USD	70,074	UBS AG	ZAR	1,160,000	12/17/2020	(941)
Total unrealized depreciation						$(255,646)
Net unrealized appreciation						$34,805

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

EUR – Euro

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

FlexShares® International Quality Dividend Index Fund (cont.)

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

KRW – Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	5.3%
Belgium	0.7
Brazil	1.6
Canada	4.5
Chile	0.6
China	7.8
Colombia	0.6
Czech Republic	0.7
Denmark	2.1
Finland	3.0
France	4.1
Germany	2.9
Greece	0.1
Hong Kong	2.0
India	2.2
Italy	1.4
Japan	17.2
Mexico	0.3
Netherlands	2.5
New Zealand	0.0 †
Norway	0.7
Russia	3.8
Singapore	0.9
South Africa	1.3
South Korea	1.4
Spain	1.8
Sweden	1.5
Switzerland	8.5
Taiwan	6.7
Thailand	0.5
Turkey	1.8
United Kingdom	8.8
Other[1]	2.7
100.0%

†	Amount represents less than 0.05%.
[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.1%

Air Freight & Logistics – 0.6%

Deutsche Post AG (Registered)	1,023	$45,330

SG Holdings Co. Ltd.	6,200	149,158

Sinotrans Ltd., Class H	527,000	155,623
		350,111

Airlines – 0.1%

International Consolidated Airlines Group SA	59,442	74,122

Auto Components – 2.1%

Bridgestone Corp.	16,100	522,087

Continental AG	682	72,515

Fuyao Glass Industry Group Co. Ltd., Class H(a)	153,600	650,659
		1,245,261

Automobiles – 1.9%

Hero MotoCorp Ltd.	8,122	306,851

Subaru Corp.	7,400	134,884

Tofas Turk Otomobil Fabrikasi A/S	151,652	483,376

Toyota Motor Corp.	3,100	201,734
		1,126,845

Banks – 8.1%

Absa Group Ltd.	102,331	547,466

Australia & New Zealand Banking Group Ltd.	20,305	268,215

Banco de Chile	1,741,859	134,348

Bank Leumi Le-Israel BM	29,667	140,645

Bank of China Ltd., Class H	589,000	186,084

Bank of Communications Co. Ltd., Class H	155,000	76,152

China Minsheng Banking Corp. Ltd., Class H(b)	170,500	93,222

Commonwealth Bank of Australia	12,710	616,045

DNB ASA	10,137	136,484

Hang Seng Bank Ltd.(b)	31,000	476,502

Malayan Banking Bhd.	46,500	78,339

National Bank of Canada(b)	8,618	413,271

Royal Bank of Canada	20,553	1,436,020

Investments	Shares	Value

Banks – (continued)

Sberbank of Russia PJSC	77,500	$196,003

Toronto-Dominion Bank (The)	310	13,666
		4,812,462

Beverages – 0.3%

Coca-Cola Amatil Ltd.	22,506	196,454

Diageo plc	372	12,020
		208,474

Biotechnology – 0.9%

Seegene, Inc.	2,325	537,862

Capital Markets – 0.4%

Singapore Exchange Ltd.	37,200	235,922

Chemicals – 0.8%

Acron PJSC	5,022	401,949

Sinopec Shanghai Petrochemical Co. Ltd., Class H(b)	558,000	102,896
		504,845

Construction & Engineering – 0.9%

ACS Actividades de Construccion y Servicios SA	5,146	122,284

Bouygues SA	9,455	310,034

HOCHTIEF AG	1,364	100,416
		532,734

Construction Materials – 0.3%

Ssangyong Cement Industrial Co. Ltd.	35,433	173,308

Diversified Financial Services – 1.4%

Banca Mediolanum SpA(b)	15,283	104,322

Power Finance Corp. Ltd.	293,477	344,929

REC Ltd.	281,232	390,308
		839,559

Diversified Telecommunication Services – 4.3%

BCE, Inc.	3,348	134,437

Deutsche Telekom AG (Registered)	5,301	80,705

Hellenic Telecommunications Organization SA	26,722	355,472

HKT Trust & HKT Ltd.	102,000	131,794

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – (continued)

Koninklijke KPN NV	183,396	$495,619

Nippon Telegraph & Telephone Corp.	8,200	172,252

O2 Czech Republic A/S*	45,415	425,625

Proximus SADP	22,878	444,912

Spark New Zealand Ltd.	9,442	28,019

Telefonica SA	42,346	138,411

Telenor ASA	8,866	136,531
		2,543,777

Electric Utilities – 3.1%

Endesa SA	5,735	153,716

Enel SpA	59,923	477,022

Fortis, Inc.(b)	3,173	125,245

Red Electrica Corp. SA	24,893	438,574

SSE plc	27,497	446,198

Verbund AG(b)	3,472	199,710
		1,840,465

Electrical Equipment – 0.0%(c)

Zhuzhou CRRC Times Electric Co. Ltd., Class H	6,200	19,028
Electronic Equipment, Instruments & Components – 0.6%

Walsin Technology Corp.	20,000	114,322

WPG Holdings Ltd.	93,000	126,152

Yageo Corp.	11,000	136,714
		377,188

Equity Real Estate Investment Trusts (REITs) – 0.4%

Covivio	1,119	66,607

RioCan REIT(b)	7,099	76,562

Scentre Group	77,314	114,017
		257,186

Food & Staples Retailing – 1.7%

Etablissements Franz Colruyt NV	7,533	445,936

ICA Gruppen AB	9,548	451,916

Welcia Holdings Co. Ltd.	3,100	121,580
		1,019,432

Investments	Shares	Value

Food Products – 3.8%

Nestle SA (Registered)	16,492	$1,855,136

Orkla ASA	14,880	140,225

Uni-President Enterprises Corp.	62,000	132,872

Yamazaki Baking Co. Ltd.(b)	6,200	101,772
		2,230,005

Gas Utilities – 1.6%

Enagas SA	18,786	405,490

Naturgy Energy Group SA(b)	21,111	392,229

Snam SpA	33,976	165,827
		963,546

Health Care Equipment & Supplies – 2.2%

Coloplast A/S, Class B	2,635	384,565

Fisher & Paykel Healthcare Corp. Ltd.	21,111	488,329

Hartalega Holdings Bhd.	55,800	241,733

Sartorius AG (Preference)	403	170,592
		1,285,219

Hotels, Restaurants & Leisure – 1.5%

Crown Resorts Ltd.	17,174	99,860

Evolution Gaming Group AB(a)	6,820	506,454

McDonald’s Holdings Co. Japan Ltd.(b)	3,300	156,256

Sodexo SA	1,953	125,350
		887,920

Household Durables – 1.4%

Casio Computer Co. Ltd.	31,000	468,232

Coway Co. Ltd.*	3,379	206,665

SEB SA	837	136,107
		811,004

Industrial Conglomerates – 1.7%

Alfa SAB de CV, Class A	728,500	485,153

CITIC Ltd.	31,000	22,106

Jardine Matheson Holdings Ltd.	11,100	492,729
		999,988

Insurance – 6.9%

Admiral Group plc	4,371	155,422

AIA Group Ltd.	6,200	58,403

Allianz SE (Registered)	1,147	201,829

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Insurance – (continued)

Assicurazioni Generali SpA	10,540	$141,314

Aviva plc	46,531	154,924

BB Seguridade Participacoes SA	99,200	407,398

Direct Line Insurance Group plc	116,901	398,288

IRB Brasil Resseguros S/A	356,500	379,624

Legal & General Group plc	57,567	137,554

MS&AD Insurance Group Holdings, Inc.	6,200	168,700

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,046	478,563

PICC Property & Casualty Co. Ltd., Class H	434,000	293,256

Sampo OYJ, Class A	4,371	164,967

Suncorp Group Ltd.	22,506	129,758

Tokio Marine Holdings, Inc.	6,200	276,313

UnipolSai Assicurazioni SpA(b)	43,958	102,102

Zurich Insurance Group AG	1,426	472,974
		4,121,389

Interactive Media & Services – 1.6%

Tencent Holdings Ltd.	12,400	945,009

Internet & Direct Marketing Retail – 1.3%

CJ ENM Co. Ltd.	2,914	337,702

ZOZO, Inc.	16,700	423,491
		761,193

IT Services – 1.4%

Edenred	729	34,001

Itochu Techno-Solutions Corp.	12,400	421,676

Otsuka Corp.	8,400	387,297
		842,974

Life Sciences Tools & Services – 0.1%

Sartorius Stedim Biotech	155	58,788

Machinery – 2.4%

Knorr-Bremse AG	4,092	473,940

Kone OYJ, Class B	6,603	525,637

Rational AG	124	92,948

Sinotruk Hong Kong Ltd.	139,500	355,458
		1,447,983

Investments	Shares	Value

Media – 0.3%

Publicis Groupe SA	4,315	$149,785

Metals & Mining – 6.5%

Eregli Demir ve Celik Fabrikalari TAS	361,770	411,269

Evraz plc	102,393	475,957

Fortescue Metals Group Ltd.	39,897	486,667

Kumba Iron Ore Ltd.	15,004	443,515

Magnitogorsk Iron & Steel Works PJSC	753,984	357,226

Novolipetsk Steel PJSC	219,798	514,325

Rio Tinto Ltd.	3,069	199,206

Rio Tinto plc	14,291	805,098

Severstal PAO	12,193	166,649

Severstal PAO, GDR(a)	238	3,254
		3,863,166

Multiline Retail – 1.3%

Canadian Tire Corp. Ltd., Class A(b)	930	103,773

Dollarama, Inc.	4,526	155,738

Wesfarmers Ltd.	16,678	538,289
		797,800

Oil, Gas & Consumable Fuels – 5.9%

BP plc	146,165	371,557

China Petroleum & Chemical Corp., Class H	310,000	120,325

China Shenhua Energy Co. Ltd., Class H	294,500	508,882

Eni SpA	5,983	41,892

Equinor ASA	9,858	125,045

Exxaro Resources Ltd.	19,065	127,927

LUKOIL PJSC	899	45,749

Neste OYJ	10,478	545,333

Oil & Natural Gas Corp. Ltd.	443,207	388,141

Repsol SA	19,189	119,361

Royal Dutch Shell plc, Class A	25,110	313,439

Royal Dutch Shell plc, Class B	3,131	37,609

Surgutneftegas PJSC (Preference)	235,600	107,459

TOTAL SE	7,409	222,836

Yanzhou Coal Mining Co. Ltd., Class H(b)	576,000	418,174
		3,493,729

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Personal Products – 1.3%

L’Oreal SA	2,449	$792,200

Pharmaceuticals – 6.9%

Astellas Pharma, Inc.	14,200	194,921

Chugai Pharmaceutical Co. Ltd.	12,400	476,950

GlaxoSmithKline plc	72,261	1,206,974

Novartis AG (Registered)	7,130	556,133

Novo Nordisk A/S, Class B	1,054	67,703

Orion OYJ, Class B	9,982	427,312

Roche Holding AG	3,503	1,126,517

Sanofi	527	47,495
		4,104,005

Professional Services – 0.3%

Thomson Reuters Corp.	2,077	161,350

Real Estate Management & Development – 1.6%

Agile Group Holdings Ltd.	96,000	131,221

Daito Trust Construction Co. Ltd.	5,600	508,360

Deutsche Wohnen SE	279	14,082

Land & Houses PCL, NVDR	1,453,900	298,547
		952,210

Road & Rail – 0.6%

Aurizon Holdings Ltd.	142,879	378,270

Semiconductors & Semiconductor Equipment – 2.6%

ASML Holding NV	403	146,464

Nanya Technology Corp.	62,000	125,285

Novatek Microelectronics Corp.	54,000	504,064

Taiwan Semiconductor Manufacturing Co. Ltd.	49,000	740,049
		1,515,862

Software – 1.1%

Kingdee International Software Group Co. Ltd.*	196,000	514,336

SAP SE	1,085	115,631
		629,967

Specialty Retail – 0.5%

USS Co. Ltd.	9,300	169,916

Yamada Holdings Co. Ltd.	24,800	120,513
		290,429

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – 4.1%

Asustek Computer, Inc.	18,000	$152,604

Canon, Inc.(b)	9,900	170,508

Compal Electronics, Inc.	186,000	120,950

FUJIFILM Holdings Corp.	9,700	493,444

Inventec Corp.	186,000	146,961

Lite-On Technology Corp.	279,000	454,051

Logitech International SA (Registered)	5,673	477,831

Samsung Electronics Co. Ltd.	8,277	412,865
		2,429,214

Textiles, Apparel & Luxury Goods – 2.1%

Bosideng International Holdings Ltd.(b)	434,000	189,722

Hermes International	403	375,078

LVMH Moet Hennessy Louis Vuitton SE	155	72,636

Pandora A/S	7,688	608,886
		1,246,322

Tobacco – 3.4%

British American Tobacco plc	33,046	1,045,993

Imperial Brands plc	29,760	470,991

Japan Tobacco, Inc.	27,900	525,761
		2,042,745

Trading Companies & Distributors – 1.0%

ITOCHU Corp.(b)	10,300	246,317

Mitsubishi Corp.	9,300	206,879

Sumitomo Corp.	12,400	135,755
		588,951

Transportation Infrastructure – 1.9%

China Merchants Port Holdings Co. Ltd.	102,427	108,571

Jiangsu Expressway Co. Ltd., Class H	72,000	71,955

Sydney Airport	115,759	443,040

Westports Holdings Bhd.	511,500	480,108
		1,103,674

Water Utilities – 0.6%

Aguas Andinas SA, Class A	1,350,732	350,531

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Wireless Telecommunication Services – 2.3%

China Mobile Ltd.	11,500	$69,921

KDDI Corp.	12,400	331,232

NTT DOCOMO, Inc.	19,500	725,048

PLDT, Inc.	2,945	80,805

Softbank Corp.(b)	13,600	157,738
		1,364,744
Total Common Stocks (Cost $58,870,836)		58,308,553
	Principal Amount

SECURITIES LENDING REINVESTMENTS(d) – 0.2%

REPURCHASE AGREEMENTS – 0.2%

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $98,136, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $99,855	$98,136	98,136

Societe Generale, 0.18%, dated 10/30/2020, due 11/2/2020, repurchase price $10,000, collateralized by various Common Stocks; total market value $11,007	10,000	10,000
		108,136
Total Securities Lending Reinvestments (Cost $108,136)		108,136
Total Investments – 98.3% (Cost $58,978,972)		58,416,689

Other assets less liabilities – 1.7%		987,045
NET ASSETS – 100.0%		$59,403,734

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $2,646,645, collateralized in the form of cash with a value of $108,136 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,132,096 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from December 17, 2020 – August 15, 2050 and $1,620,714 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 7.50%, and maturity dates ranging from January 22, 2021 – September 20, 2117; a total value of $2,860,946.

(c)	Represents less than 0.05% of net assets.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $108,136.

Percentages shown are based on Net Assets.

Abbreviations

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,309,967
Aggregate gross unrealized depreciation	(7,171,925)
Net unrealized depreciation	$(861,958)
Federal income tax cost	$59,229,834

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
MSCI EAFE E-Mini Index	10	12/18/2020	USD	$891,950	$(52,893)
MSCI Emerging Markets E-Mini Index	4	12/18/2020	USD	220,380	2,999
					$(49,894)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	76,828	Citibank NA	AUD	105,364	12/16/2020	$2,819
USD	18,720	Goldman Sachs & Co.	BRL*	100,000	12/16/2020	1,408
USD	110,374	JPMorgan Chase Bank	CHF	100,000	12/16/2020	1,117
USD	237,547	JPMorgan Chase Bank	EUR	200,000	12/16/2020	4,331
Total unrealized appreciation						$9,675
NOK	59,477	Toronto-Dominion Bank (The)	USD	6,612	12/16/2020	$(391)
USD	75,456	Morgan Stanley	JPY	8,000,000	12/16/2020	(1,117)
USD	176,574	Goldman Sachs & Co.	ZAR	3,000,000	12/17/2020	(7,086)
Total unrealized depreciation						$(8,594)
Net unrealized appreciation						$1,081

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CHF – Swiss Franc

EUR – Euro

JPY – Japanese Yen

NOK – Norwegian Krone

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	5.9%
Austria	0.3
Belgium	1.5
Brazil	1.3
Canada	4.4
Chile	0.8
China	8.5
Czech Republic	0.7
Denmark	1.8
Finland	2.8
France	4.0
Germany	3.1
Greece	0.6
Hong Kong	1.1
India	2.4
Israel	0.2
Italy	1.7
Japan	13.8
Malaysia	1.4
Mexico	0.8
Netherlands	1.1
New Zealand	0.9
Norway	0.9
Philippines	0.1
Russia	3.0
Singapore	1.2
South Africa	1.9
South Korea	2.8
Spain	3.0
Sweden	1.6
Switzerland	7.6
Taiwan	4.6
Thailand	0.5
Turkey	1.5
United Kingdom	10.3
Other[1]	1.9
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2020

Investments	Shares	Value

COMMON STOCKS – 98.1%

Aerospace & Defense – 0.3%

MTU Aero Engines AG	380	$64,869

Airlines – 1.1%

International Consolidated Airlines Group SA	48,724	60,757

Qantas Airways Ltd.	65,310	192,170
		252,927

Auto Components – 2.9%

Continental AG	620	65,923

Denso Corp.	1,000	46,279

Fuyao Glass Industry Group Co. Ltd., Class H(a)	56,000	237,219

Koito Manufacturing Co. Ltd.	4,000	192,080

Magna International, Inc.	1,240	63,267

Xinyi Glass Holdings Ltd.	20,000	43,792
		648,560

Automobiles – 2.5%

Ford Otomotiv Sanayi A/S	13,930	179,463

Geely Automobile Holdings Ltd.	30,000	61,587

Porsche Automobil Holding SE (Preference)	940	50,368

Tofas Turk Otomobil Fabrikasi A/S	58,530	186,559

Volkswagen AG (Preference)	530	77,233
		555,210

Banks – 8.0%

Absa Group Ltd.	28,090	150,280

Agricultural Bank of China Ltd., Class H	130,000	43,921

China Construction Bank Corp., Class H	270,000	186,271

China Merchants Bank Co. Ltd., Class H	40,000	207,870

DBS Group Holdings Ltd.	12,000	178,836

DNB ASA	3,840	51,702

Hang Seng Bank Ltd.(b)	10,000	153,710

Mediobanca Banca di Credito Finanziario SpA(b)	5,950	42,195

National Bank of Canada(b)	2,160	103,581

Investments	Shares	Value

Banks – (continued)

Nedbank Group Ltd.	8,030	$47,433

Raiffeisen Bank International AG*	2,080	29,898

Royal Bank of Canada	7,740	540,787

Standard Bank Group Ltd.	8,610	56,205
		1,792,689

Beverages – 0.5%

Anheuser-Busch InBev SA/NV	2,050	106,407

Capital Markets – 1.4%

Macquarie Group Ltd.	950	84,560

St James’s Place plc	14,030	163,122

Standard Life Aberdeen plc	19,580	56,836
		304,518

Chemicals – 2.2%

Covestro AG(a)	1,150	54,882

Nippon Sanso Holdings Corp.	3,000	43,821

Nissan Chemical Corp.	4,000	211,211

Shin-Etsu Chemical Co. Ltd.	1,000	132,868

Sinopec Shanghai Petrochemical Co. Ltd., Class H(b)	220,000	40,568

Wacker Chemie AG	90	8,683
		492,033

Construction & Engineering – 0.9%

ACS Actividades de Construccion y Servicios SA	7,070	168,004

HOCHTIEF AG	530	39,018
		207,022

Construction Materials – 0.7%

China Resources Cement Holdings Ltd.	120,000	156,599

Diversified Consumer Services – 0.6%

YDUQS Participacoes SA	32,000	127,201

Diversified Financial Services – 2.0%

Banca Mediolanum SpA	22,260	151,947

EXOR NV	2,980	154,818

M&G plc	76,780	145,589
		452,354

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Diversified Telecommunication Services – 1.7%

O2 Czech Republic A/S*	17,730	$166,164

Telefonica SA(b)	16,228	53,042

Telenor ASA	3,620	55,746

Turk Telekomunikasyon A/S	140,260	107,583
		382,535

Electric Utilities – 1.6%

Centrais Eletricas Brasileiras SA	9,000	48,481

Centrais Eletricas Brasileiras SA (Preference), Class B	7,000	37,622

Enel SpA	7,260	57,794

Federal Grid Co. Unified Energy System PJSC	17,224,781	41,151

Fortum OYJ	9,140	171,945
		356,993

Electrical Equipment – 2.0%

Fuji Electric Co. Ltd.	2,000	60,264

Mitsubishi Electric Corp.	15,000	192,271

Schneider Electric SE	1,570	190,562
		443,097

Electronic Equipment, Instruments & Components – 2.0%

Hitachi Ltd.	3,000	100,497

Omron Corp.	3,000	215,228

Walsin Technology Corp.	10,000	57,161

Yageo Corp.	3,000	37,286

Yokogawa Electric Corp.	3,000	43,792
		453,964

Entertainment – 1.5%

Nintendo Co. Ltd.	600	327,033

Equity Real Estate Investment Trusts (REITs) – 0.6%

Covivio	560	33,333

RioCan REIT(b)	4,130	44,542

Stockland	21,370	57,777
		135,652

Food Products – 2.2%

Nestle SA (Registered)	3,050	343,086

Want Want China Holdings Ltd.	230,000	151,853
		494,939

Investments	Shares	Value

Gas Utilities – 1.3%

Enagas SA	7,100	$153,251

Naturgy Energy Group SA(b)	7,910	146,963
		300,214

Health Care Equipment & Supplies – 1.3%

Hoya Corp.	2,000	225,751

Straumann Holding AG (Registered)	60	62,582
		288,333

Hotels, Restaurants & Leisure – 0.9%

Aristocrat Leisure Ltd.	7,260	145,965

Genting Singapore Ltd.	101,000	47,708

Sodexo SA	170	10,911
		204,584

Household Durables – 0.7%

Panasonic Corp.	8,000	73,518

Persimmon plc	2,710	81,854
		155,372

Insurance – 6.8%

Allianz SE (Registered)	2,280	401,194

Aviva plc	40,260	134,045

AXA SA	5,350	86,001

BB Seguridade Participacoes SA	10,000	41,068

Direct Line Insurance Group plc	44,610	151,989

IRB Brasil Resseguros S/A	55,000	58,568

Legal & General Group plc	21,980	52,520

Manulife Financial Corp.	5,250	71,110

Old Mutual Ltd.	102,170	58,980

Ping An Insurance Group Co. of China Ltd., Class H(b)	10,000	102,581

Poste Italiane SpA(a)	3,590	29,273

Tokio Marine Holdings, Inc.	4,000	178,267

Zurich Insurance Group AG	500	165,839
		1,531,435

Interactive Media & Services – 1.4%

Tencent Holdings Ltd.	4,000	304,842

Internet & Direct Marketing Retail – 1.3%

CJ ENM Co. Ltd.	1,120	129,797

ZOZO, Inc.	6,000	152,152
		281,949

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

IT Services – 1.9%

Amadeus IT Group SA	2,290	$109,341

Capgemini SE	1,000	115,483

Nomura Research Institute Ltd.	7,000	207,242
		432,066

Machinery – 3.2%

Atlas Copco AB, Class B	440	16,871

FANUC Corp.	1,100	232,016

Komatsu Ltd.	3,000	67,180

MINEBEA MITSUMI, Inc.	10,000	179,262

Sinotruk Hong Kong Ltd.	60,000	152,885

SKF AB, Class B	2,950	60,384
		708,598

Media – 1.1%

Publicis Groupe SA	1,624	56,373

WPP plc	22,870	182,334
		238,707

Metals & Mining – 6.6%

Anglo American Platinum Ltd.	760	49,832

BHP Group Ltd.	2,710	64,287

BHP Group plc	3,880	74,761

Eregli Demir ve Celik Fabrikalari TAS	128,850	146,480

Evraz plc	39,710	184,585

Impala Platinum Holdings Ltd.	18,910	166,153

Kumba Iron Ore Ltd.(b)	5,550	164,057

Novolipetsk Steel PJSC	80,203	187,674

Rio Tinto plc	4,650	261,963

Severstal PAO	12,830	175,355
		1,475,147

Multiline Retail – 0.1%

Central Retail Corp. PCL, NVDR*	39,000	33,472

Multi-Utilities – 0.6%

AGL Energy Ltd.	15,310	134,178

Oil, Gas & Consumable Fuels – 5.5%

BP plc	22,200	56,433

Canadian Natural Resources Ltd.	10,070	160,111

China Petroleum & Chemical Corp., Class H	100,000	38,815

Investments	Shares	Value

Oil, Gas & Consumable Fuels – (continued)

China Shenhua Energy Co. Ltd., Class H	80,000	$138,236

CNOOC Ltd.	150,000	136,173

Ecopetrol SA	314,160	145,969

Equinor ASA	3,920	49,724

Exxaro Resources Ltd.	4,410	29,591

Oil & Natural Gas Corp. Ltd.	116,800	102,288

OMV AG	3,590	82,382

Suncor Energy, Inc.	4,520	50,951

TOTAL SE	6,860	206,324

Yanzhou Coal Mining Co. Ltd., Class H	60,000	43,560
		1,240,557

Paper & Forest Products – 0.4%

UPM-Kymmene OYJ	3,260	92,125

Personal Products – 2.0%

L’Oreal SA	1,380	446,401

Pharmaceuticals – 6.7%

Astellas Pharma, Inc.	5,000	68,634

Bayer AG (Registered)	1,690	79,452

Eisai Co. Ltd.	2,200	170,229

GlaxoSmithKline plc	27,510	459,499

Novartis AG (Registered)	3,470	270,657

Orion OYJ, Class B	3,390	145,120

Roche Holding AG	680	218,679

Roche Holding AG – BR	260	83,740
		1,496,010

Professional Services – 1.0%

Nihon M&A Center, Inc.	4,000	233,786

Real Estate Management & Development – 3.7%

Agile Group Holdings Ltd.(b)	40,000	54,675

China Resources Land Ltd.	40,000	162,737

CK Asset Holdings Ltd.	30,000	138,881

Country Garden Holdings Co. Ltd.(b)	135,109	166,211

Daito Trust Construction Co. Ltd.	1,000	90,779

Daiwa House Industry Co. Ltd.	1,000	26,167

Logan Group Co. Ltd.	40,000	62,516

NEPI Rockcastle plc	37,294	132,134
		834,100

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value

COMMON STOCKS – (continued)

Semiconductors & Semiconductor Equipment – 6.9%

ASML Holding NV	2,320	$843,165

Globalwafers Co. Ltd.	3,000	43,526

Nanya Technology Corp.	20,000	40,415

Novatek Microelectronics Corp.	20,000	186,690

Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	211,443

Tokyo Electron Ltd.	800	213,507
		1,538,746

Software – 0.8%

Nemetschek SE	2,340	169,269

SAP SE	60	6,394
		175,663

Specialty Retail – 1.9%

Fast Retailing Co. Ltd.	100	69,552

Hotai Motor Co. Ltd.	2,000	42,093

Industria de Diseno Textil SA(b)	1,300	32,088

JD Sports Fashion plc	5,730	54,915

Petrobras Distribuidora SA	46,000	153,014

USS Co. Ltd.	4,000	73,082
		424,744

Technology Hardware, Storage & Peripherals – 2.0%

Brother Industries Ltd.	10,000	153,625

Lite-On Technology Corp.	30,000	48,823

Logitech International SA (Registered)	150	12,634

Samsung Electronics Co. Ltd.	2,560	127,696

Samsung Electronics Co. Ltd. (Preference)	2,200	97,136
		439,914

Textiles, Apparel & Luxury Goods – 0.7%

Pandora A/S	2,130	168,695

Tobacco – 2.8%

British American Tobacco plc	1,950	61,723

Imperial Brands plc	11,290	178,679

Japan Tobacco, Inc.	11,000	207,289

Swedish Match AB	2,330	175,539
		623,230

Investments	Shares	Value

Trading Companies & Distributors – 0.5%

Ashtead Group plc	1,790	$64,805

Toyota Tsusho Corp.	2,000	55,462
		120,267

Transportation Infrastructure – 1.0%

CCR SA	21,000	40,645

Grupo Aeroportuario del Pacifico SAB de CV, Class B	23,000	190,821
		231,466

Wireless Telecommunication Services – 0.3%

Mobile TeleSystems PJSC	3,700	14,476

MTN Group Ltd.	13,730	48,832
		63,308
Total Common Stocks (Cost $22,839,281)		21,972,511
	Principal Amount

SECURITIES LENDING REINVESTMENTS(c) – 0.2%

REPURCHASE AGREEMENTS – 0.2%

Citigroup Global Markets, Inc., 0.07%, dated 10/30/2020, due 11/2/2020, repurchase price $33,903, collateralized by various U.S. Treasury Securities, ranging from 2.63% – 5.50%, maturing 8/15/2028 – 4/15/2029; total market value $34,497 (Cost $33,903)	$33,903	33,903
Total Investments – 98.3% (Cost $22,873,184)		22,006,414

Other assets less liabilities – 1.7%		369,908
NET ASSETS – 100.0%		$22,376,322

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

(b)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $842,167, collateralized in the form of cash with a value of $33,903 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $276,466 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from January 7, 2021 – November 15, 2049 and $599,417 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 6.25%, and maturity dates ranging from March 1, 2021 – October 22, 2071; a total value of $909,786.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2020. The total value of securities purchased was $33,903.

Percentages shown are based on Net Assets.

Abbreviations

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,913,567
Aggregate gross unrealized depreciation	(2,845,933)
Net unrealized depreciation	$(932,366)
Federal income tax cost	$22,925,487

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2020:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Long Contracts
MSCI EAFE E-Mini Index	3	12/18/2020	USD	$267,585	$(15,771)
MSCI Emerging Markets E-Mini Index	2	12/18/2020	USD	110,190	2,286
					$(13,485)

*	This amount represents the cumulative appreciation/depreciation on futures contracts. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following outstanding contracts as of October 31, 2020:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
CAD	22,000	Citibank NA	USD	16,428	12/16/2020	$75
GBP	20,000	Citibank NA	USD	25,456	12/16/2020	413
GBP	3,000	Toronto-Dominion Bank (The)	USD	3,854	12/16/2020	27
USD	11,667	Citibank NA	AUD	16,000	12/16/2020	428
USD	55,187	JPMorgan Chase Bank	CHF	50,000	12/16/2020	559
USD	47,509	JPMorgan Chase Bank	EUR	40,000	12/16/2020	866

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	40,814	Morgan Stanley	EUR	35,000	12/16/2020	$1
Total unrealized appreciation						$2,369
AUD	4,000	Toronto-Dominion Bank (The)	USD	2,923	12/16/2020	$(114)
EUR	25,000	Toronto-Dominion Bank (The)	USD	29,704	12/16/2020	(551)
GBP	2,000	Toronto-Dominion Bank (The)	USD	2,593	12/16/2020	(7)
JPY	1,544,000	Toronto-Dominion Bank (The)	USD	14,815	12/16/2020	(37)
USD	24,332	Morgan Stanley	GBP	19,000	12/16/2020	(244)
USD	24,198	UBS AG	GBP	19,000	12/16/2020	(377)
USD	35,078	Morgan Stanley	JPY	3,719,000	12/16/2020	(519)
USD	30,378	Toronto-Dominion Bank (The)	JPY	3,208,000	12/16/2020	(328)
Total unrealized depreciation						$(2,177)
Net unrealized appreciation						$192

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	3.0%
Austria	0.5
Belgium	0.5
Brazil	2.3
Canada	4.6
China	10.9
Colombia	0.6
Czech Republic	0.7
Denmark	0.8
Finland	1.8
France	5.1
Germany	4.5
Hong Kong	1.5
India	0.5
Italy	1.9
Japan	19.0
Mexico	0.9
Netherlands	3.8
Norway	0.7
Russia	1.9
Singapore	1.0
South Africa	4.0
South Korea	1.6
Spain	3.0
Sweden	1.1
Switzerland	5.2
Taiwan	3.0
Thailand	0.1
Turkey	2.8
United Kingdom	10.8
Other[1]	1.9
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2020

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$124,117,547	$142,953,236
2.00%, 1/15/2026	29,292,238	34,225,582
2.38%, 1/15/2027	23,758,845	29,053,925

U.S. Treasury Inflation Linked Notes
0.13%, 1/15/2022	53,011,518	53,619,538
0.13%, 4/15/2022	53,120,578	53,794,488
0.13%, 7/15/2022	51,826,942	52,895,803
0.13%, 1/15/2023	51,628,266	52,958,912
0.63%, 4/15/2023	55,039,594	57,246,593
0.38%, 7/15/2023	51,213,416	53,446,463
0.63%, 1/15/2024(a)	51,079,063	53,983,465
0.50%, 4/15/2024	120,970,368	127,703,957
0.13%, 7/15/2024	163,542,500	172,035,913
0.13%, 10/15/2024	129,888,744	137,000,714
0.25%, 1/15/2025	62,012,944	65,745,228
0.13%, 4/15/2025(a)	40,013,929	42,310,698
0.38%, 7/15/2025	50,257,818	54,165,796
0.13%, 10/15/2025	20,485,379	21,886,749
0.63%, 1/15/2026	51,903,512	56,813,984
0.13%, 7/15/2026	44,681,314	48,127,997
0.38%, 1/15/2027	46,306,736	50,583,342
0.38%, 7/15/2027	43,873,339	48,367,461
0.50%, 1/15/2028	16,467,692	18,312,450
Total U.S. Treasury Obligations (Cost $1,372,986,967)		1,427,232,294
Total Investments – 99.8% (Cost $1,372,986,967)		1,427,232,294

Other assets less liabilities – 0.2%		2,258,313
NET ASSETS – 100.0%		$1,429,490,607
(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $1,983,669, collateralized by $495,948 in U.S. Government Treasury Securities, interest rates ranging from 0.13% – 7.13%, and maturity dates ranging from October 31, 2020 – February 15, 2050 and $1,809,629 in Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 5.50%, and maturity dates ranging from January 27, 2021 – January 15, 2052; a total value of $2,305,577.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,096,990
Aggregate gross unrealized depreciation	(113,397)
Net unrealized appreciation	$53,983,593
Federal income tax cost	$1,373,248,701

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2020

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – 99.8%

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025(a)	$18,253,878	$21,024,029
2.00%, 1/15/2026	13,037,979	15,233,811
2.38%, 1/15/2027	10,747,804	13,143,142
1.75%, 1/15/2028	10,193,427	12,297,509
3.63%, 4/15/2028	10,953,380	14,858,099
2.50%, 1/15/2029	9,223,638	11,921,255
3.88%, 4/15/2029	12,857,261	18,280,645
3.38%, 4/15/2032	3,261,063	4,884,776
2.13%, 2/15/2040	9,892,176	14,955,984

U.S. Treasury Inflation Linked Notes
0.63%, 1/15/2024(a)	26,508,668	28,015,975
0.50%, 4/15/2024	21,007,139	22,176,462
0.13%, 7/15/2024	26,732,203	28,120,513
0.13%, 10/15/2024	22,944,009	24,200,293
0.25%, 1/15/2025	26,729,982	28,338,741
0.13%, 4/15/2025	23,182,218	24,512,859
0.38%, 7/15/2025	26,732,416	28,811,091
0.13%, 10/15/2025	11,910,570	12,725,352
0.63%, 1/15/2026	27,662,037	30,279,079
0.13%, 7/15/2026(a)	24,017,047	25,869,704
0.38%, 1/15/2027	25,088,016	27,404,991
0.38%, 7/15/2027	24,070,781	26,536,448
0.50%, 1/15/2028	25,308,487	28,143,616
0.75%, 7/15/2028	23,909,807	27,289,619
0.88%, 1/15/2029	23,571,544	27,186,089
0.25%, 7/15/2029	25,950,689	28,736,886
0.13%, 1/15/2030	26,767,319	29,250,668
0.13%, 7/15/2030	19,049,564	20,930,155
Total U.S. Treasury Obligations (Cost $557,783,123)		595,127,791
Total Investments – 99.8% (Cost $557,783,123)		595,127,791

Other assets less liabilities – 0.2%		967,419
NET ASSETS – 100.0%		$596,095,210
(a)

The security or a portion of this security is on loan at October 31, 2020. The total value of securities on loan at October 31, 2020 was $48,099,575, collateralized in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 7.50%, and maturity dates ranging from November 25, 2020 – November 2, 2086; a total value of $55,296,092.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,243,236
Aggregate gross unrealized depreciation	(166,596)
Net unrealized appreciation	$37,076,640
Federal income tax cost	$558,051,151

See Accompanying Notes to the Financial Statements.

338	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2020

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – 99.4%

FHLMC
2.50%, 4/1/2022	$62,079	$64,526
3.50%, 10/1/2025	76,802	81,208
3.50%, 11/1/2025	182,305	192,765
3.50%, 2/1/2026	48,922	51,752
4.00%, 3/1/2026	91,774	97,609
4.00%, 4/1/2026	63,297	67,313
4.00%, 5/1/2026	165,463	175,986
3.50%, 6/1/2026	80,596	85,272
3.00%, 9/1/2026	154,608	162,180
3.50%, 9/1/2026	136,949	144,800
3.00%, 10/1/2026	55,661	59,493
3.50%, 10/1/2026	64,435	68,171
3.00%, 12/1/2026	93,013	99,420
3.00%, 3/1/2027	111,106	119,023
2.50%, 4/1/2027	130,259	135,743
3.00%, 6/1/2027	175,602	184,246
3.50%, 8/1/2027	54,155	57,924
2.50%, 11/1/2027	119,685	125,884
3.00%, 11/1/2027	60,943	64,491
2.50%, 2/1/2028	31,548	33,283
2.50%, 4/1/2028	18,231	18,985
3.00%, 4/1/2028	517,343	550,205
3.50%, 5/1/2028	154,419	166,575
2.50%, 8/1/2028	48,550	50,769
3.50%, 10/1/2028	237,421	251,226
2.50%, 11/1/2028	14,020	14,616
3.00%, 11/1/2028	75,667	79,405
4.00%, 11/1/2028	207,988	221,251
3.00%, 1/1/2029	125,530	131,731
4.00%, 1/1/2029	105,254	111,913
3.50%, 12/1/2029	279,839	296,047
2.00%, 8/1/2031	262,398	273,643
2.00%, 10/1/2031	55,165	57,530
5.50%, 10/1/2032	79,152	92,579
3.00%, 4/1/2033	210,397	222,605
3.00%, 6/1/2033	166,530	176,192
6.00%, 4/1/2034	46,461	54,992
5.00%, 5/1/2034	71,463	82,397
5.00%, 7/1/2034	417,851	482,111
6.00%, 8/1/2034	27,086	32,065
5.50%, 12/1/2034	51,838	61,157
3.00%, 5/1/2035	34,769	36,647
5.50%, 5/1/2035	101,265	119,556

Investments	Principal Amount	Value
6.00%, 5/1/2035	$97,611	$114,716
5.50%, 6/1/2035	70,645	83,285
5.00%, 7/1/2035	406,859	469,426
5.00%, 8/1/2035	171,609	198,067
5.00%, 10/1/2035	22,493	25,811
5.50%, 10/1/2035	26,016	30,506
3.00%, 11/1/2035	41,135	43,459
5.00%, 11/1/2035	250,448	289,058
5.00%, 12/1/2035	155,600	179,519
6.00%, 12/1/2035	91,918	108,767
5.50%, 3/1/2036	39,450	46,053
6.00%, 3/1/2036	303,704	359,786
5.50%, 6/1/2036	43,111	50,530
5.50%, 10/1/2036	25,944	30,252
5.50%, 12/1/2036	128,771	149,717
6.00%, 1/1/2037	100,795	118,919
5.50%, 2/1/2037	106,123	123,670
6.00%, 4/1/2037	49,657	58,593
6.00%, 5/1/2037	87,676	103,617
5.50%, 7/1/2037	77,798	91,630
5.50%, 9/1/2037	38,458	44,837
5.50%, 11/1/2037	34,698	40,408
5.50%, 1/1/2038	19,697	22,932
5.00%, 2/1/2038	78,000	89,997
5.50%, 4/1/2038	52,636	61,161
5.50%, 6/1/2038	33,388	38,744
5.00%, 7/1/2038	234,379	270,276
5.50%, 7/1/2038	4,191	4,870
5.50%, 8/1/2038	45,893	53,205
5.00%, 10/1/2038	72,984	84,154
5.00%, 11/1/2038	293,923	337,999
5.00%, 12/1/2038	491,702	565,029
5.50%, 12/1/2038	15,054	17,453
5.50%, 1/1/2039	40,674	47,306
5.00%, 2/1/2039	200,688	231,420
5.00%, 5/1/2039	95,110	109,604
5.00%, 6/1/2039	42,249	48,586
5.00%, 7/1/2039	66,482	76,760
4.50%, 8/1/2039	1,085,111	1,219,594
5.00%, 8/1/2039	5,658	6,453
5.00%, 9/1/2039	99,320	114,344
6.00%, 11/1/2039	54,695	64,260
5.00%, 12/1/2039	626,441	722,666
5.00%, 1/1/2040	26,687	30,786
5.50%, 1/1/2040	68,746	79,315

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	339

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
4.50%, 2/1/2040	$166,777	$187,634
5.00%, 3/1/2040	79,306	91,573
5.00%, 4/1/2040	30,391	34,681
5.50%, 4/1/2040	188,531	215,582
6.00%, 4/1/2040	63,732	74,354
5.00%, 5/1/2040	28,678	33,140
6.00%, 5/1/2040	154,788	180,571
5.50%, 6/1/2040	47,890	55,385
5.00%, 7/1/2040	164,211	189,761
6.00%, 7/1/2040	243,540	287,205
4.50%, 12/1/2040	66,411	74,774
4.00%, 1/1/2041	22,874	25,225
4.50%, 1/1/2041	58,225	65,551
5.50%, 4/1/2041	75,796	87,758
5.00%, 5/1/2041	106,535	123,116
5.50%, 6/1/2041	388,315	451,719
4.50%, 7/1/2041	91,861	103,289
5.00%, 7/1/2041	338,045	389,835
3.50%, 11/1/2041	141,611	153,117
5.00%, 2/1/2042	195,254	225,199
3.00%, 3/1/2042	25,602	27,142
3.00%, 12/1/2042	137,653	148,229
3.00%, 1/1/2043	39,900	42,427
3.00%, 2/1/2043	39,237	42,917
3.00%, 3/1/2043	165,142	183,213
3.00%, 4/1/2043	51,859	55,131
3.00%, 6/1/2043	24,700	27,386
4.00%, 5/1/2044	197,773	226,213
4.50%, 5/1/2044	56,730	63,171
4.00%, 8/1/2044	27,773	30,370
5.00%, 8/1/2044	60,714	69,959
4.50%, 9/1/2044	50,319	56,031
4.00%, 1/1/2045	85,152	93,443
4.00%, 2/1/2045	138,164	156,402
4.00%, 8/1/2045	209,567	229,010
4.00%, 9/1/2045	37,610	40,944
4.00%, 10/1/2045	308,633	337,918
4.00%, 11/1/2045	72,962	79,357
4.50%, 11/1/2045	448,474	500,504
4.00%, 12/1/2045	29,262	31,884
4.50%, 12/1/2045	497,881	558,617
4.00%, 1/1/2046	89,185	97,902
4.00%, 2/1/2046	413,437	449,058
4.50%, 4/1/2046	95,165	106,776
4.50%, 5/1/2046	62,698	68,845

Investments	Principal Amount	Value
3.50%, 8/1/2046	$26,516	$28,417
2.50%, 9/1/2046	50,352	53,065
3.50%, 1/1/2047	27,882	29,617
4.50%, 3/1/2047	75,710	84,118

FHLMC UMBS
4.00%, 7/1/2026	41,199	43,816
3.50%, 9/1/2026	46,204	48,850
3.50%, 10/1/2026	31,108	32,873
3.00%, 3/1/2027	28,081	30,007
2.50%, 11/1/2027	112,892	118,687
2.50%, 12/1/2027	206,659	217,406
2.50%, 6/1/2028	351,460	370,319
3.50%, 8/1/2028	157,529	166,485
2.50%, 1/1/2029	108,665	113,258
2.00%, 8/1/2031	64,025	66,752
2.00%, 11/1/2031	98,559	102,755
2.00%, 2/1/2032	104,185	108,623
5.00%, 8/1/2035	543,608	626,655
5.00%, 3/1/2038	86,186	99,557
4.50%, 10/1/2039	16,020	18,011
4.50%, 12/1/2039	145,307	163,810
4.00%, 2/1/2040	10,499	11,554
4.50%, 2/1/2040	32,410	36,857
4.50%, 4/1/2040	62,051	69,798
5.00%, 5/1/2040	295,159	340,954
6.00%, 7/1/2040	1,111,437	1,338,610
3.50%, 12/1/2040	95,848	102,966
4.00%, 1/1/2041	113,089	125,328
4.50%, 3/1/2041	108,269	121,795
4.00%, 4/1/2041	31,451	35,503
4.50%, 5/1/2041	22,175	25,146
4.50%, 8/1/2041	31,554	35,487
4.00%, 1/1/2042	97,400	109,998
3.00%, 3/1/2042	188,965	200,017
3.50%, 11/1/2042	141,416	154,736
3.50%, 1/1/2043	60,843	68,644
3.50%, 2/1/2043	57,676	62,666
3.00%, 3/1/2043	26,766	28,472
3.00%, 4/1/2043	391,266	421,330
2.50%, 6/1/2043	678,545	718,391
3.00%, 6/1/2043	166,899	181,563
3.50%, 8/1/2043	69,707	75,645
4.00%, 12/1/2043	24,767	27,224
4.50%, 3/1/2044	113,895	127,898
4.00%, 6/1/2044	9,904	10,799
4.50%, 7/1/2044	48,577	54,507
4.00%, 8/1/2044	30,011	32,809

See Accompanying Notes to the Financial Statements.

340	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
4.50%, 12/1/2044	$28,375	$31,500
4.00%, 2/1/2045	27,633	31,272
3.00%, 7/1/2045	23,309	24,525
4.50%, 7/1/2045	42,028	47,243
4.50%, 9/1/2045	26,536	29,000
4.00%, 10/1/2045	101,303	109,892
4.00%, 12/1/2045	38,484	42,748
4.50%, 12/1/2045	195,830	218,866
4.00%, 1/1/2046	68,562	75,748
4.00%, 4/1/2046	53,716	58,408
4.50%, 4/1/2046	58,852	66,015
3.50%, 5/1/2046	32,137	34,525
4.00%, 5/1/2046	23,101	25,103
3.50%, 11/1/2046	39,544	43,160
2.50%, 12/1/2046	237,428	251,232
3.50%, 2/1/2047	197,971	210,491
3.00%, 9/1/2047	187,122	197,142
2.50%, 10/1/2049	203,187	211,933
2.50%, 11/1/2049	136,994	142,890

FNMA UMBS
4.50%, 11/1/2020	27	27
3.50%, 8/1/2025	32,956	34,831
3.00%, 11/1/2025	100,767	105,634
3.00%, 12/1/2025	88,039	92,269
3.50%, 12/1/2025	78,453	82,912
3.00%, 1/1/2026	110,815	117,512
3.50%, 1/1/2026	24,151	25,523
3.50%, 2/1/2026	142,599	150,704
4.00%, 2/1/2026	73,875	78,555
4.00%, 3/1/2026	219,081	232,660
4.00%, 5/1/2026	108,793	115,704
3.50%, 6/1/2026	34,793	36,766
3.00%, 8/1/2026	162,893	170,777
3.50%, 8/1/2026	62,399	65,996
3.50%, 10/1/2026	29,116	30,786
2.50%, 11/1/2026	35,077	36,515
3.00%, 11/1/2026	230,480	245,025
3.50%, 11/1/2026	42,309	44,748
4.00%, 11/1/2026	63,661	67,675
3.00%, 12/1/2026	25,999	27,241
3.50%, 12/1/2026	54,913	58,054
2.50%, 1/1/2027	117,295	123,477
3.00%, 1/1/2027	103,978	110,565
2.50%, 6/1/2027	14,175	14,860
3.50%, 6/1/2027	20,547	21,718

Investments	Principal Amount	Value
2.50%, 10/1/2027	$147,601	$153,786
2.50%, 12/1/2027	72,695	76,473
2.50%, 1/1/2028	82,397	86,617
3.50%, 1/1/2028	259,912	278,898
3.50%, 2/1/2028	90,903	97,040
3.00%, 3/1/2028	25,647	27,077
3.00%, 6/1/2028	347,312	364,959
3.50%, 6/1/2028	78,647	85,552
2.50%, 7/1/2028	83,796	88,237
3.00%, 7/1/2028	28,815	30,787
2.50%, 8/1/2028	20,094	21,246
2.50%, 9/1/2028	100,302	105,151
3.50%, 9/1/2028	29,642	31,324
3.00%, 11/1/2028	27,264	29,117
4.00%, 2/1/2029	24,803	26,363
4.00%, 5/1/2029	46,991	49,928
4.00%, 7/1/2029	69,181	73,520
3.00%, 7/1/2030	39,549	41,923
3.00%, 9/1/2030	48,508	50,878
3.50%, 10/1/2030	92,266	97,808
3.50%, 11/1/2030	20,593	21,829
3.50%, 2/1/2031	36,255	38,311
4.00%, 3/1/2031	91,202	97,017
2.00%, 9/1/2031	52,291	54,508
2.00%, 11/1/2031	116,819	121,780
2.00%, 2/1/2032	95,184	99,227
3.50%, 3/1/2032	22,182	23,469
3.00%, 4/1/2032	102,409	107,240
6.00%, 12/1/2032	17,222	20,175
6.00%, 4/1/2033	10,274	12,121
3.00%, 5/1/2033	195,609	206,368
3.00%, 6/1/2033	197,366	208,449
3.00%, 7/1/2033	24,233	25,639
5.50%, 7/1/2033	42,406	49,918
3.00%, 10/1/2033	40,220	42,543
5.50%, 3/1/2034	24,726	28,383
6.00%, 3/1/2034	359,310	434,261
5.50%, 7/1/2034	51,857	60,638
6.00%, 8/1/2034	65,687	77,645
6.50%, 9/1/2034	158,066	187,330
5.00%, 12/1/2034	32,532	37,479
5.00%, 1/1/2035	41,881	48,278
5.50%, 2/1/2035	639,709	755,501
5.00%, 3/1/2035	220,931	254,616
5.00%, 4/1/2035	811,813	935,723
5.50%, 5/1/2035	44,082	52,210
5.00%, 6/1/2035	109,508	126,216

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	341

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
5.00%, 7/1/2035	$155,367	$179,089
5.00%, 8/1/2035	39,320	45,393
5.50%, 10/1/2035	47,739	55,991
5.00%, 11/1/2035	51,874	59,811
5.50%, 11/1/2035	41,740	49,459
6.00%, 11/1/2035	53,324	63,111
5.00%, 12/1/2035	85,792	98,978
5.50%, 1/1/2036	223,204	263,081
5.00%, 2/1/2036	174,086	200,865
5.00%, 4/1/2036	29,131	33,577
6.00%, 6/1/2036	77,295	91,531
5.00%, 7/1/2036	42,094	48,549
5.50%, 7/1/2036	182,676	215,359
6.50%, 8/1/2036	28,631	34,174
6.00%, 11/1/2036	75,184	88,954
5.50%, 12/1/2036	135,652	158,055
6.50%, 12/1/2036	77,381	87,301
5.50%, 1/1/2037	25,558	29,759
5.50%, 2/1/2037	6,822	7,684
5.50%, 4/1/2037	301,368	354,270
5.50%, 5/1/2037	39,990	46,428
5.50%, 8/1/2037	85,195	99,852
6.00%, 8/1/2037	12,306	14,564
6.00%, 9/1/2037	35,999	42,542
6.50%, 10/1/2037	104,593	127,030
5.00%, 2/1/2038	55,563	64,021
5.00%, 3/1/2038	82,232	94,384
5.50%, 3/1/2038	20,755	24,192
5.00%, 5/1/2038	71,576	82,536
6.00%, 5/1/2038	25,076	29,529
5.50%, 6/1/2038	55,669	64,790
5.50%, 9/1/2038	24,453	28,422
6.00%, 9/1/2038	45,423	53,227
5.50%, 11/1/2038	95,124	110,280
5.00%, 1/1/2039	8,885	10,213
5.50%, 3/1/2039	84,215	97,829
4.50%, 4/1/2039	77,759	87,189
5.50%, 5/1/2039	61,661	71,648
5.00%, 6/1/2039	77,272	88,939
5.50%, 8/1/2039	78,483	90,844
4.50%, 9/1/2039	131,633	151,329
4.50%, 10/1/2039	159,119	183,039
4.50%, 11/1/2039	36,665	41,223
5.50%, 11/1/2039	57,736	66,775
4.50%, 1/1/2040	71,769	81,539

Investments	Principal Amount	Value
5.50%, 1/1/2040	$20,196	$23,350
4.50%, 2/1/2040	46,374	52,222
5.00%, 2/1/2040	66,736	78,021
4.50%, 3/1/2040	479,732	540,041
5.50%, 3/1/2040	368,646	434,737
4.50%, 4/1/2040	143,553	161,356
5.50%, 4/1/2040	111,089	130,641
5.00%, 6/1/2040	28,790	33,258
6.00%, 6/1/2040	179,881	210,768
4.50%, 7/1/2040	610,914	686,125
4.50%, 8/1/2040	162,492	183,852
4.00%, 9/1/2040	31,421	34,606
4.50%, 10/1/2040	246,353	277,049
2.00%, 11/1/2040	1,000,000	1,033,188
4.00%, 11/1/2040	27,183	29,983
4.50%, 12/1/2040	663,213	746,535
3.50%, 1/1/2041	74,616	81,826
5.00%, 1/1/2041	24,222	27,981
3.50%, 2/1/2041	50,265	54,386
4.00%, 2/1/2041	35,743	39,180
4.50%, 4/1/2041	191,623	215,482
5.50%, 4/1/2041	6,203	6,912
4.50%, 5/1/2041	71,213	80,148
6.00%, 5/1/2041	42,230	49,682
4.50%, 6/1/2041	1,162,334	1,306,398
6.00%, 6/1/2041	61,756	73,093
5.00%, 7/1/2041	507,460	585,614
6.00%, 7/1/2041	597,804	716,268
4.50%, 8/1/2041	242,030	271,989
5.00%, 8/1/2041	111,888	129,915
5.50%, 8/1/2041	52,871	59,778
4.00%, 9/1/2041	342,763	385,969
5.50%, 9/1/2041	122,746	142,782
3.50%, 10/1/2041	196,095	219,538
4.00%, 10/1/2041	102,353	115,628
5.00%, 10/1/2041	400,854	462,217
4.00%, 11/1/2041	149,535	164,964
4.00%, 12/1/2041	36,082	39,812
4.00%, 1/1/2042	303,320	334,384
4.50%, 1/1/2042	33,913	38,133
6.00%, 1/1/2042	115,082	136,156
4.00%, 3/1/2042	149,245	167,806
3.00%, 4/1/2042	98,239	104,143
4.50%, 4/1/2042	186,306	209,575
3.50%, 5/1/2042	55,664	60,430
4.50%, 5/1/2042	125,640	141,362
3.50%, 6/1/2042	82,988	91,121

See Accompanying Notes to the Financial Statements.

342	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
3.50%, 7/1/2042	$196,357	$218,739
4.00%, 7/1/2042	188,281	214,455
3.50%, 8/1/2042	68,265	75,456
4.50%, 8/1/2042	30,795	34,603
3.50%, 9/1/2042	24,760	27,371
4.00%, 9/1/2042	118,109	133,581
4.50%, 9/1/2042	29,461	33,112
3.00%, 10/1/2042	253,367	274,483
3.50%, 10/1/2042	56,176	61,466
3.00%, 12/1/2042	216,373	236,610
2.50%, 1/1/2043	16,416	17,353
3.00%, 1/1/2043	280,279	298,029
3.50%, 1/1/2043	72,011	78,229
4.00%, 1/1/2043	131,879	146,273
4.50%, 1/1/2043	47,690	53,783
2.50%, 2/1/2043	96,968	102,658
3.00%, 2/1/2043	303,270	329,726
3.50%, 2/1/2043	128,859	140,696
3.00%, 3/1/2043	197,656	210,124
3.50%, 3/1/2043	140,684	157,482
3.50%, 4/1/2043	266,263	298,063
2.50%, 5/1/2043	21,632	22,902
3.00%, 5/1/2043	87,345	93,057
3.50%, 5/1/2043	116,536	129,634
2.50%, 6/1/2043	10,181	10,709
3.00%, 6/1/2043	37,353	39,630
3.00%, 7/1/2043	117,186	123,784
3.50%, 7/1/2043	66,716	72,382
3.00%, 8/1/2043	32,435	34,479
3.50%, 8/1/2043	150,862	163,727
4.00%, 8/1/2043	91,249	100,571
4.00%, 9/1/2043	180,146	200,148
4.50%, 9/1/2043	44,983	51,005
4.00%, 10/1/2043	229,899	253,843
4.00%, 11/1/2043	505,812	570,848
4.50%, 11/1/2043	139,807	158,592
5.00%, 11/1/2043	57,633	66,428
3.00%, 12/1/2043	25,761	27,378
4.50%, 12/1/2043	103,577	116,418
4.00%, 1/1/2044	183,386	202,859
5.00%, 1/1/2044	173,840	199,644
3.50%, 2/1/2044	35,255	39,450
4.50%, 2/1/2044	40,985	45,883
4.50%, 3/1/2044	164,551	185,925
5.00%, 3/1/2044	34,604	40,153

Investments	Principal Amount	Value
4.50%, 4/1/2044	$83,962	$96,304
5.00%, 5/1/2044	23,464	26,191
5.50%, 5/1/2044	1,729,418	2,035,943
5.00%, 6/1/2044	28,008	31,348
3.50%, 7/1/2044	112,915	127,402
3.00%, 10/1/2044	565,183	602,092
4.00%, 10/1/2044	62,377	69,949
4.50%, 10/1/2044	19,642	21,614
3.00%, 12/1/2044	49,855	53,993
4.50%, 12/1/2044	22,069	24,885
3.00%, 2/1/2045	35,552	37,366
4.00%, 2/1/2045	51,281	55,991
4.50%, 2/1/2045	229,423	256,192
3.00%, 4/1/2045	36,298	38,184
4.00%, 4/1/2045	43,120	47,923
3.00%, 7/1/2045	258,023	272,295
4.00%, 8/1/2045	27,553	30,233
4.00%, 11/1/2045	113,344	125,974
4.50%, 11/1/2045	57,167	65,521
4.00%, 12/1/2045	577,836	640,993
3.50%, 2/1/2046	65,632	72,507
4.00%, 2/1/2046	26,743	29,154
3.00%, 3/1/2046	29,380	32,105
4.00%, 3/1/2046	40,788	44,632
4.50%, 3/1/2046	291,241	327,450
4.00%, 4/1/2046	22,276	24,612
3.50%, 5/1/2046	34,022	36,288
4.00%, 5/1/2046	32,904	35,581
2.50%, 6/1/2046	126,028	133,415
3.50%, 6/1/2046	330,821	361,397
4.50%, 6/1/2046	135,037	150,188
4.50%, 7/1/2046	47,192	51,654
3.50%, 8/1/2046	126,909	138,512
4.50%, 8/1/2046	34,861	39,025
2.50%, 9/1/2046	271,921	287,054
3.00%, 9/1/2046	37,322	39,670
2.50%, 10/1/2046	131,087	138,093
3.50%, 10/1/2046	91,182	97,364
2.50%, 12/1/2046	40,307	42,636
4.00%, 12/1/2046	67,771	73,714
3.50%, 1/1/2047	452,023	494,308
4.50%, 1/1/2047	70,654	77,249
4.00%, 2/1/2047	148,298	161,174
4.50%, 2/1/2047	70,582	79,202
2.50%, 3/1/2047	238,039	251,777
4.50%, 3/1/2047	300,086	345,968
4.50%, 5/1/2047	160,990	177,062

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	343

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
4.50%, 7/1/2047	$161,102	$179,719
5.00%, 7/1/2047	602,006	691,311
3.50%, 8/1/2047	90,696	99,194
5.00%, 12/1/2047	36,736	42,217
4.00%, 7/1/2048	253,699	281,773
5.50%, 1/1/2049	88,632	98,714
6.00%, 2/1/2049	153,948	186,163
5.50%, 6/1/2049	434,581	499,882
4.50%, 9/1/2049	42,249	46,550

FNMA/FHLMC UMBS, 15 Year, Single Family
TBA 1.50%, 11/25/2035	600,000	612,645

FNMA/FHLMC UMBS, 30 Year, Single Family
TBA 1.50%, 11/25/2050	2,000,000	2,013,672
TBA 2.00%, 11/25/2050	2,850,000	2,939,842
TBA 2.50%, 11/25/2050	3,850,000	4,012,271

GNMA
3.00%, 2/20/2027	168,416	176,243
2.50%, 4/20/2027	75,955	78,873
3.00%, 5/20/2027	150,469	157,394
2.50%, 11/20/2027	84,579	87,829
2.50%, 1/20/2028	43,967	45,657
3.00%, 1/20/2028	92,879	96,524
3.00%, 3/20/2028	87,495	91,572
3.00%, 7/20/2028	145,297	152,074
2.50%, 8/20/2028	136,352	141,907
2.50%, 12/20/2028	19,529	20,324
2.50%, 3/20/2031	56,328	58,505
2.50%, 10/20/2031	67,315	69,919
5.50%, 3/15/2033	219,960	256,301
6.00%, 3/15/2033	77,333	93,452
5.50%, 6/15/2033	58,302	67,905
5.50%, 8/20/2033	48,936	58,084
6.00%, 10/20/2033	89,012	102,507
5.50%, 11/15/2033	26,421	30,699
5.50%, 11/20/2033	45,339	53,812
6.00%, 12/15/2033	143,773	173,704
5.50%, 3/20/2034	54,989	65,290
5.00%, 5/15/2034	27,833	32,245
5.00%, 7/15/2034	52,820	60,884
5.50%, 7/20/2034	34,931	41,455
5.50%, 9/20/2034	15,375	18,262
5.00%, 1/15/2035	172,991	199,409
6.00%, 2/15/2035	31,527	38,100

Investments	Principal Amount	Value
5.50%, 3/15/2035	$148,892	$172,999
5.50%, 9/15/2035	200,417	234,935
5.50%, 3/20/2036	112,348	133,402
5.50%, 5/15/2036	153,710	180,181
5.50%, 8/15/2038	26,479	30,775
5.50%, 9/20/2038	69,878	82,953
5.00%, 10/15/2038	21,709	24,865
5.50%, 11/15/2038	81,121	95,118
5.00%, 12/15/2038	30,339	34,719
5.50%, 12/15/2038	76,402	89,581
6.00%, 12/20/2038	156,808	180,441
5.50%, 2/15/2039	58,666	68,788
5.50%, 2/20/2039	86,003	102,095
4.50%, 5/15/2039	91,237	102,121
5.50%, 5/15/2039	41,092	48,174
4.50%, 6/15/2039	10,073	11,200
5.00%, 6/15/2039	869,199	1,001,329
5.00%, 9/15/2039	64,204	73,406
5.50%, 9/15/2039	17,590	20,624
4.00%, 9/20/2039	29,733	33,059
4.50%, 10/15/2039	53,517	60,201
5.00%, 10/15/2039	261,719	300,846
5.00%, 11/15/2039	537,010	619,011
5.50%, 11/15/2039	38,159	44,742
4.50%, 12/15/2039	123,125	136,327
5.50%, 12/15/2039	47,599	55,810
5.00%, 1/20/2040	134,351	152,897
5.50%, 3/15/2040	193,787	227,220
4.50%, 4/15/2040	50,827	56,237
5.00%, 4/15/2040	84,776	97,784
4.50%, 6/15/2040	28,176	31,265
5.00%, 6/15/2040	30,719	34,740
4.50%, 7/15/2040	68,425	75,446
5.00%, 7/20/2040	150,545	172,387
4.00%, 8/15/2040	13,818	14,887
5.50%, 8/15/2040	15,529	18,213
4.00%, 10/15/2040	24,962	27,159
3.50%, 11/15/2040	31,679	34,074
4.00%, 11/15/2040	27,461	29,767
4.00%, 12/15/2040	333,396	372,744
4.00%, 12/20/2040	38,507	43,605
5.50%, 1/20/2041	30,415	36,134
5.50%, 2/15/2041	29,179	34,073
4.00%, 3/15/2041	4,068	4,429
4.50%, 3/15/2041	30,256	34,026
3.50%, 3/20/2041	82,349	88,110
4.50%, 6/15/2041	121,239	135,307

See Accompanying Notes to the Financial Statements.

344	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
4.00%, 7/15/2041	$38,074	$41,021
3.50%, 7/20/2041	32,533	34,896
4.00%, 8/15/2041	76,430	83,184
5.00%, 8/15/2041	661,975	761,415
3.50%, 9/15/2041	79,449	85,330
3.50%, 10/20/2041	73,259	79,549
3.50%, 11/20/2041	84,031	91,504
3.50%, 1/15/2042	17,509	18,676
4.00%, 1/20/2042	72,775	80,866
3.00%, 2/20/2042	146,914	156,429
4.00%, 2/20/2042	166,277	184,368
5.50%, 2/20/2042	23,302	27,671
4.50%, 3/15/2042	103,125	114,590
3.50%, 3/20/2042	29,760	32,311
5.00%, 3/20/2042	50,332	57,326
3.50%, 4/20/2042	100,833	109,478
3.00%, 5/15/2042	51,226	53,344
3.00%, 5/20/2042	149,093	158,921
3.50%, 5/20/2042	21,475	23,327
4.00%, 5/20/2042	211,488	234,242
3.50%, 6/15/2042	50,535	53,810
3.00%, 6/20/2042	39,951	42,641
5.00%, 7/20/2042	6,606	7,522
3.50%, 8/20/2042	33,567	36,462
3.00%, 9/15/2042	27,614	28,804
3.00%, 9/20/2042	50,519	53,938
3.00%, 10/20/2042	49,327	52,662
3.50%, 10/20/2042	69,678	75,161
3.00%, 11/20/2042	169,430	180,815
3.00%, 12/20/2042	111,910	120,030
3.50%, 12/20/2042	235,915	256,433
3.50%, 1/15/2043	64,219	70,797
3.00%, 2/20/2043	108,072	118,363
2.50%, 3/20/2043	71,135	75,298
3.00%, 3/20/2043	78,632	85,250
3.50%, 3/20/2043	21,834	23,251
3.00%, 4/15/2043	61,890	66,376
3.50%, 4/15/2043	59,297	62,765
3.00%, 4/20/2043	232,227	248,133
3.50%, 4/20/2043	84,843	93,490
3.00%, 5/15/2043	78,200	85,175
2.50%, 5/20/2043	103,482	109,511
3.50%, 6/15/2043	51,532	56,392
3.00%, 8/20/2043	32,632	34,683
3.50%, 8/20/2043	42,786	46,411

Investments	Principal Amount	Value
3.00%, 9/20/2043	$94,818	$101,012
3.00%, 10/20/2043	88,649	94,489
3.50%, 10/20/2043	51,863	56,254
5.00%, 12/20/2043	35,616	40,550
5.00%, 1/20/2044	4,493	5,091
3.50%, 3/20/2044	110,764	120,137
5.50%, 3/20/2044	111,914	132,839
3.00%, 4/20/2044	21,828	23,170
4.00%, 7/15/2044	25,058	26,975
3.50%, 8/20/2044	68,568	73,842
4.00%, 9/15/2044	10,852	11,551
3.50%, 9/20/2044	54,857	59,027
3.50%, 10/15/2044	48,455	51,670
3.50%, 10/20/2044	11,581	12,535
2.50%, 11/20/2044	81,536	86,272
4.00%, 12/15/2044	25,961	27,977
3.00%, 12/20/2044	34,356	36,500
3.50%, 12/20/2044	34,930	37,484
3.50%, 1/15/2045	66,826	72,525
3.00%, 1/20/2045	70,339	74,860
3.50%, 2/20/2045	46,323	49,668
3.00%, 3/20/2045	52,408	55,590
3.50%, 4/20/2045	23,441	25,858
3.50%, 5/15/2045	52,094	55,592
3.50%, 5/20/2045	109,637	117,126
5.00%, 6/20/2045	293,386	333,954
3.00%, 7/15/2045	148,547	154,251
4.00%, 8/15/2045	243,468	273,027
3.00%, 8/20/2045	201,542	213,007
5.50%, 11/15/2045	466,537	546,239
3.00%, 12/20/2045	86,102	90,718
3.50%, 12/20/2045	95,677	102,590
3.00%, 2/20/2046	125,798	132,644
3.50%, 2/20/2046	175,363	188,447
4.00%, 3/15/2046	43,272	46,408
4.00%, 3/20/2046	136,511	147,989
5.50%, 3/20/2046	995,320	1,159,404
3.50%, 4/20/2046	83,049	89,147
4.00%, 5/20/2046	60,747	65,748
5.00%, 5/20/2046	736,057	843,135
4.00%, 6/15/2046	271,818	296,505
4.50%, 6/15/2046	466,409	519,252
4.00%, 7/15/2046	74,559	80,314
3.00%, 9/20/2046	47,427	50,251
3.50%, 10/20/2046	128,701	140,366
3.00%, 12/15/2046	27,311	29,317
3.00%, 12/20/2046	24,568	25,933

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	345

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – (continued)
4.00%, 3/15/2047	$1,303,707	$1,414,454
4.50%, 4/15/2047	55,712	62,677
5.00%, 2/20/2048	35,362	38,737
5.00%, 4/20/2048	81,835	89,305
5.50%, 11/20/2048	80,379	88,191
5.50%, 7/20/2049	38,016	41,711
3.50%, 9/20/2049	109,610	115,721
5.00%, 9/20/2050	179,870	198,554
Total Mortgage-Backed Securities (Cost $97,207,814)		99,462,691
Total Investments – 99.4% (Cost $97,207,814)		99,462,691

Other assets less liabilities – 0.6%		557,794
NET ASSETS – 100.0%		$100,020,485

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

UMBS – Uniform Mortgage-Backed Securities

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,305,012
Aggregate gross unrealized depreciation	(50,589)
Net unrealized appreciation	$2,254,423
Federal income tax cost	$97,208,268

See Accompanying Notes to the Financial Statements.

346	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2020

Investments	Principal Amount	Value

CORPORATE BONDS – 98.9%

Aerospace & Defense – 1.4%

Boeing Co. (The)
5.15%, 5/1/2030	$150,000	$166,078

General Dynamics Corp.
3.75%, 5/15/2028	100,000	116,527

Hexcel Corp.
4.70%, 8/15/2025	250,000	276,878

Huntington Ingalls Industries, Inc.
3.48%, 12/1/2027	200,000	218,088

L3Harris Technologies, Inc.
3.85%, 12/15/2026	250,000	284,812

Lockheed Martin Corp.
3.55%, 1/15/2026	420,000	475,147

Northrop Grumman Corp.
2.93%, 1/15/2025	500,000	541,643
3.25%, 1/ 15/2028	500,000	559,073

Precision Castparts Corp.

3.25%, 6/15/2025	200,000	221,196
		2,859,442

Air Freight & Logistics – 0.1%

United Parcel Service, Inc.
3.40%, 3/15/2029	200,000	229,549

Airlines – 0.3%

Southwest Airlines Co.
3.00%, 11/15/2026	100,000	101,048
5.13%, 6/15/2027	500,000	556,766
		657,814

Auto Components – 0.2%

BorgWarner, Inc.
3.38%, 3/15/2025	100,000	109,151

Lear Corp.

3.80%, 9/15/2027	200,000	214,585
		323,736

Banks – 23.2%

Australia & New Zealand Banking Group Ltd.

2.63%, 11/9/2022	250,000	261,574

Banco Santander SA
5.18%, 11/19/2025	400,000	456,431

Investments	Principal Amount	Value

Banks – (continued)
3.31%, 6/27/2029	$200,000	$218,505

Bancolombia SA
3.00%, 1/29/2025	250,000	252,640

Bank of America Corp.
2.88%, 4/24/2023(a)	315,000	325,419
3.00%, 12/20/2023(a)	500,000	524,382
4.00%, 1/22/2025	495,000	550,674
2.01%, 2/13/2026(a)	245,000	253,812
4.45%, 3/3/2026	250,000	287,832
3.50%, 4/19/2026	200,000	224,300
Series L, 4.18%, 11/25/2027	365,000	418,110
3.82%, 1/20/2028(a)	500,000	565,056
3.71%, 4/24/2028(a)	5,000	5,622
3.42%, 12/20/2028(a)	250,000	277,907
4.27%, 7/23/2029(a)	550,000	646,245
3.97%, 2/7/2030(a)	300,000	346,517

Bank of Montreal
2.90%, 3/26/2022	200,000	207,207
4.34%, 10/5/2028(a)	300,000	324,690

Bank of Nova Scotia (The)
3.40%, 2/11/2024	250,000	271,558
4.50%, 12/16/2025	350,000	404,263

Barclays plc
4.61%, 2/15/2023(a)	250,000	261,907
4.38%, 9/11/2024	490,000	532,245
3.65%, 3/16/2025	200,000	217,052
4.84%, 5/9/2028	300,000	327,842
5.09%, 6/20/2030(a)	250,000	284,963

BBVA USA
2.88%, 6/29/2022	300,000	310,494
3.88%, 4/10/2025	250,000	268,549

Canadian Imperial Bank of Commerce
2.25%, 1/28/2025	300,000	316,421

Capital One Bank USA NA
3.38%, 2/15/2023	1,000,000	1,059,760

Citigroup, Inc.
2.90%, 12/8/2021	750,000	769,239
4.50%, 1/14/2022	150,000	157,274
4.05%, 7/30/2022	100,000	106,001
3.35%, 4/24/2025(a)	600,000	648,441
3.30%, 4/27/2025	200,000	220,882

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	347

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
4.40%, 6/10/2025	$325,000	$367,981
3.40%, 5/1/2026	300,000	333,761
3.20%, 10/21/2026	350,000	385,234
4.45%, 9/29/2027	200,000	230,896
3.67%, 7/24/2028(a)	255,000	285,817
2.98%, 11/5/2030(a)	500,000	537,991
4.41%, 3/31/2031(a)	136,000	161,670
2.57%, 6/3/2031(a)	500,000	521,710

Citizens Bank NA
3.70%, 3/29/2023	300,000	321,983

Citizens Financial Group, Inc.
3.25%, 4/30/2030	200,000	218,575

Comerica, Inc.
3.70%, 7/31/2023	250,000	270,042

Cooperatieve Rabobank UA
3.75%, 7/21/2026	250,000	280,150

Credit Suisse Group Funding Guernsey Ltd.
3.80%, 9/15/2022	250,000	264,448
3.75%, 3/26/2025	650,000	720,084
4.55%, 4/17/2026	250,000	291,139

Discover Bank
3.35%, 2/6/2023	300,000	317,397
4.20%, 8/8/2023	400,000	438,597
4.65%, 9/13/2028	250,000	293,291

Fifth Third Bancorp
4.30%, 1/16/2024	250,000	275,133

Fifth Third Bank NA
3.85%, 3/15/2026	400,000	452,732

First Horizon National Corp.
3.55%, 5/26/2023	250,000	263,393

HSBC Holdings plc
4.00%, 3/30/2022	510,000	535,822
3.80%, 3/11/2025(a)	250,000	270,813
4.25%, 8/18/2025	540,000	598,696
3.90%, 5/25/2026	200,000	223,886
4.29%, 9/12/2026(a)	250,000	280,596
4.04%, 3/13/2028(a)	500,000	558,782
3.97%, 5/22/2030(a)	300,000	336,716

Huntington Bancshares, Inc.
4.00%, 5/15/2025	200,000	226,619

ING Groep NV
3.55%, 4/9/2024	200,000	217,988

Investments	Principal Amount	Value

Banks – (continued)
4.55%, 10/2/2028	$350,000	$420,736

JPMorgan Chase & Co.
3.21%, 4/1/2023(a)	250,000	259,805
3.38%, 5/1/2023	520,000	555,496
3.56%, 4/23/2024(a)	300,000	321,414
3.88%, 9/10/2024	302,000	334,905
3.90%, 7/15/2025	250,000	282,920
2.95%, 10/1/2026	450,000	496,246
4.13%, 12/15/2026	149,000	172,896
3.78%, 2/1/2028(a)	425,000	483,267
4.01%, 4/23/2029(a)	130,000	150,993
4.20%, 7/23/2029(a)	450,000	530,098
2.74%, 10/15/2030(a)	200,000	214,157
4.49%, 3/24/2031(a)	200,000	242,310

KeyBank NA
2.40%, 6/9/2022	250,000	258,090

KeyCorp
4.10%, 4/30/2028	200,000	233,650

Lloyds Banking Group plc
4.05%, 8/16/2023	300,000	325,874
2.91%, 11/7/2023(a)	300,000	312,167
4.38%, 3/22/2028	200,000	232,161
3.57%, 11/7/2028(a)	200,000	219,831

Mitsubishi UFJ Financial Group, Inc.
2.67%, 7/25/2022	850,000	882,276
3.76%, 7/26/2023	50,000	54,183
3.41%, 3/7/2024	50,000	54,152
2.19%, 2/25/2025	200,000	209,795
3.68%, 2/22/2027	350,000	394,518
3.29%, 7/25/2027	750,000	831,324
3.74%, 3/7/2029	200,000	230,085

Mizuho Financial Group, Inc.
2.95%, 2/28/2022	475,000	490,794
3.55%, 3/5/2023	450,000	480,402
4.02%, 3/5/2028	590,000	680,708
3.15%, 7/16/2030(a)	200,000	217,845

National Australia Bank Ltd.
2.80%, 1/10/2022	250,000	257,433
3.63%, 6/20/2023	250,000	270,813

PNC Bank NA
3.50%, 6/8/2023	250,000	269,161
3.25%, 1/22/2028	250,000	279,768

PNC Financial Services Group, Inc. (The)
3.30%, 3/8/2022	380,000	394,194

See Accompanying Notes to the Financial Statements.

348	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Banks – (continued)
3.90%, 4/29/2024	$50,000	$55,122
3.15%, 5/19/2027	80,000	89,277

Royal Bank of Canada
2.75%, 2/1/2022	200,000	205,922
1.95%, 1/17/2023	350,000	361,822
4.65%, 1/27/2026	250,000	293,902

Santander Holdings USA, Inc.
4.50%, 7/17/2025	440,000	488,515

Santander UK Group Holdings plc
3.82%, 11/3/2028(a)	200,000	221,397

Sumitomo Mitsui Financial Group, Inc.
3.10%, 1/17/2023	450,000	475,283
2.70%, 7/16/2024	500,000	532,233
2.35%, 1/15/2025	250,000	264,062
3.78%, 3/9/2026	250,000	284,088
2.63%, 7/14/2026	600,000	645,172
3.36%, 7/12/2027	450,000	499,116
2.75%, 1/15/2030	200,000	213,423

Toronto-Dominion Bank (The)
3.25%, 3/11/2024	450,000	488,359

Truist Bank
2.80%, 5/17/2022	250,000	259,143
3.30%, 5/15/2026	200,000	222,947

Truist Financial Corp.
3.05%, 6/20/2022	200,000	208,305
2.85%, 10/26/2024	150,000	162,184
4.00%, 5/1/2025	210,000	238,326

US Bancorp
3.38%, 2/5/2024	200,000	217,266
3.95%, 11/17/2025	200,000	230,046
3.00%, 7/30/2029	200,000	221,086

Wells Fargo & Co.
3.50%, 3/8/2022	500,000	520,705
2.63%, 7/22/2022	500,000	518,059
3.07%, 1/24/2023	250,000	257,604
4.48%, 1/16/2024	325,000	360,100
3.55%, 9/29/2025	450,000	501,219
4.10%, 6/3/2026	500,000	565,991
3.58%, 5/22/2028(a)	250,000	277,706
2.88%, 10/30/2030(a)	450,000	479,318
2.57%, 2/11/2031(a)	200,000	208,448
4.48%, 4/4/2031(a)	200,000	240,293

Investments	Principal Amount	Value

Banks – (continued)

Westpac Banking Corp.
2.75%, 1/11/2023	$600,000	$630,894
3.40%, 1/25/2028	400,000	457,258
2.65%, 1/16/2030	125,000	137,376
		46,862,190

Beverages – 0.6%

Anheuser-Busch InBev Worldwide, Inc.
3.50%, 6/1/2030	200,000	226,796

Coca-Cola Co. (The)
3.45%, 3/25/2030	200,000	235,031

Diageo Capital plc
2.38%, 10/24/2029	200,000	213,130

Keurig Dr Pepper, Inc.
4.60%, 5/25/2028	200,000	239,703

PepsiCo, Inc.
2.38%, 10/6/2026	300,000	324,669
		1,239,329

Biotechnology – 2.1%

AbbVie, Inc.
2.60%, 11/21/2024(b)	1,000,000	1,064,149
3.60%, 5/14/2025	952,000	1,054,266
3.20%, 5/14/2026	100,000	110,525
2.95%, 11/21/2026(b)	500,000	546,484
4.25%, 11/14/2028	400,000	472,709

Amgen, Inc.
2.20%, 2/21/2027	300,000	315,615
2.45%, 2/21/2030	300,000	316,722

Biogen, Inc.
4.05%, 9/15/2025	300,000	340,987
		4,221,457

Building Products – 0.7%

Carrier Global Corp.
2.24%, 2/15/2025(b)	501,000	523,010

Johnson Controls International plc
3.62%, 7/2/2024(c)	200,000	217,152

Lennox International, Inc.
1.35%, 8/1/2025	200,000	202,444

Masco Corp.
4.45%, 4/1/2025	200,000	229,222
4.38%, 4/1/2026	200,000	233,075
		1,404,903

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	349

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – 6.7%

Ares Capital Corp.
3.88%, 1/15/2026	$1,000,000	$1,026,122

Bank of New York Mellon Corp. (The)
Series 0012, 3.65%, 2/4/2024	300,000	328,243
2.45%, 8/17/2026	300,000	326,578
3.00%, 10/30/2028	143,000	158,305

BGC Partners, Inc.
3.75%, 10/1/2024	200,000	202,696

BlackRock, Inc.
3.20%, 3/15/2027	200,000	227,216

Brookfield Finance, Inc.
4.85%, 3/29/2029	200,000	239,311

Cboe Global Markets, Inc.
3.65%, 1/12/2027	200,000	226,497

Charles Schwab Corp. (The)
3.20%, 1/25/2028	100,000	111,759
4.00%, 2/1/2029	400,000	474,171

CME Group, Inc.
3.00%, 3/15/2025	275,000	301,291

Deutsche Bank AG
3.70%, 5/30/2024	295,000	313,001
4.10%, 1/13/2026	100,000	108,009

E*TRADE Financial Corp.
2.95%, 8/24/2022	200,000	208,382

Goldman Sachs Group, Inc. (The)
3.00%, 4/26/2022	500,000	506,197
3.63%, 1/22/2023	600,000	640,366
4.00%, 3/3/2024	500,000	551,181
3.85%, 7/8/2024	500,000	548,257
3.50%, 1/23/2025	465,000	508,878
4.25%, 10/21/2025	500,000	568,622
3.69%, 6/5/2028(a)	250,000	282,057
2.60%, 2/7/2030	200,000	211,425
3.80%, 3/15/2030	500,000	577,435

Jefferies Group LLC
4.15%, 1/23/2030	200,000	228,288

Lazard Group LLC
3.75%, 2/13/2025	250,000	271,645

Legg Mason, Inc.
4.75%, 3/15/2026	200,000	237,278

Investments	Principal Amount	Value

Capital Markets – (continued)

Moody’s Corp.
2.63%, 1/15/2023	$200,000	$209,264

Morgan Stanley
2.63%, 11/17/2021	400,000	409,561
3.75%, 2/25/2023	800,000	859,035
3.88%, 1/27/2026	200,000	227,489
3.13%, 7/27/2026	107,000	118,155
4.35%, 9/8/2026	650,000	755,846
3.95%, 4/23/2027	100,000	113,025
2.70%, 1/22/2031(a)	100,000	106,708

Nomura Holdings, Inc.
2.68%, 7/16/2030	250,000	255,845

S&P Global, Inc.
2.95%, 1/22/2027	200,000	220,706

State Street Corp.
3.10%, 5/15/2023	200,000	213,405
3.55%, 8/18/2025	300,000	339,546
2.40%, 1/24/2030	100,000	108,896

TD Ameritrade Holding Corp.
3.75%, 4/1/2024	300,000	330,564
		13,651,255

Chemicals – 1.2%

Air Products and Chemicals, Inc.
3.35%, 7/31/2024	121,000	132,413

Celanese US Holdings LLC
3.50%, 5/8/2024	200,000	215,308

Ecolab, Inc.
2.70%, 11/1/2026	200,000	222,393
4.80%, 3/24/2030	150,000	190,580

FMC Corp.
3.20%, 10/1/2026	200,000	220,927

Linde, Inc.
3.20%, 1/30/2026	200,000	223,203

LYB International Finance II BV
3.50%, 3/2/2027	200,000	220,253

PPG Industries, Inc.
2.40%, 8/15/2024	200,000	212,054

RPM International, Inc.
3.75%, 3/15/2027	100,000	109,847

Sherwin-Williams Co. (The)
2.75%, 6/1/2022	156,000	161,142
3.45%, 6/1/2027	400,000	449,233
2.95%, 8/15/2029	100,000	109,713
		2,467,066

See Accompanying Notes to the Financial Statements.

350	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – 0.6%

Cintas Corp. No. 2
2.90%, 4/1/2022	$97,000	$100,386
3.25%, 6/1/2022	250,000	259,463
3.70%, 4/1/2027	50,000	57,139

RELX Capital, Inc.
3.00%, 5/22/2030	200,000	216,297

Republic Services, Inc.
2.50%, 8/15/2024	67,000	71,215
3.95%, 5/15/2028	100,000	116,439

Waste Management, Inc.
3.15%, 11/15/2027	350,000	393,847
		1,214,786

Communications Equipment – 0.5%

Cisco Systems, Inc.
2.20%, 9/20/2023	300,000	315,321
2.95%, 2/28/2026	100,000	111,382

Juniper Networks, Inc.
4.50%, 3/15/2024	89,000	99,119

Motorola Solutions, Inc.
4.60%, 2/23/2028	100,000	116,764
4.60%, 5/23/2029	300,000	352,928
		995,514

Construction Materials – 0.3%

Martin Marietta Materials, Inc.
3.50%, 12/15/2027	250,000	280,047

Vulcan Materials Co.
4.50%, 4/1/2025	200,000	228,458
		508,505

Consumer Finance – 4.3%

AerCap Ireland Capital DAC
3.95%, 2/1/2022	200,000	203,414
3.50%, 5/26/2022	200,000	203,145
4.50%, 9/15/2023	500,000	519,592
4.88%, 1/16/2024	300,000	314,007
3.88%, 1/23/2028	350,000	330,908

Ally Financial, Inc.
3.05%, 6/5/2023	400,000	418,456
3.88%, 5/21/2024	600,000	645,795

American Express Co.
2.50%, 8/1/2022	200,000	207,040
3.00%, 10/30/2024	690,000	747,179

Investments	Principal Amount	Value

Consumer Finance – (continued)

Capital One Financial Corp.
3.50%, 6/15/2023	$820,000	$877,717
3.90%, 1/29/2024	50,000	54,569
3.30%, 10/30/2024	200,000	217,056
3.20%, 2/5/2025	850,000	918,433
4.20%, 10/29/2025	110,000	122,458
3.75%, 7/28/2026	300,000	329,644
3.75%, 3/9/2027	150,000	167,852

Discover Financial Services
4.10%, 2/9/2027	400,000	448,660

General Motors Financial Co., Inc.
5.25%, 3/1/2026	500,000	571,115
4.35%, 1/17/2027	400,000	438,952

Synchrony Financial
4.25%, 8/15/2024	426,000	466,327
4.50%, 7/23/2025	200,000	222,424
3.70%, 8/4/2026	85,000	91,789
5.15%, 3/19/2029	200,000	235,526
		8,752,058

Containers & Packaging – 0.3%

Amcor Finance USA, Inc.
4.50%, 5/15/2028	300,000	354,093

Avery Dennison Corp.
3.35%, 4/15/2023	50,000	52,346

Packaging Corp. of America
4.50%, 11/1/2023	200,000	220,745
		627,184

Diversified Financial Services – 0.6%

Berkshire Hathaway, Inc.
3.13%, 3/15/2026	130,000	145,199

Blackstone
3.65%, 7/14/2023(b)	150,000	151,525

GE Capital Funding LLC
4.40%, 5/15/2030(b)	200,000	218,861

National Rural Utilities Cooperative Finance Corp.
2.40%, 3/15/2030	200,000	216,500

Synchrony Bank
3.00%, 6/15/2022	250,000	258,329

Voya Financial, Inc.
5.65%, 5/15/2053(a)	200,000	206,601
		1,197,015

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	351

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – 1.7%

AT&T, Inc.
3.40%, 5/15/2025	$550,000	$606,554
4.30%, 2/15/2030	45,000	52,542
2.75%, 6/1/2031	140,000	145,575

Deutsche Telekom International Finance BV
8.75%, 6/15/2030(c)	200,000	310,870

Verizon Communications, Inc.
2.63%, 8/15/2026	80,000	87,019
4.13%, 3/16/2027	700,000	822,447
4.33%, 9/21/2028	1,000,000	1,201,185
1.68%, 10/30/2030(b)	313,000	309,952
		3,536,144

Electric Utilities – 4.2%

American Electric Power Co., Inc.
Series J, 4.30%, 12/1/2028	45,000	53,131

Appalachian Power Co.
Series X, 3.30%, 6/1/2027	96,000	105,513

Avangrid, Inc.
3.15%, 12/1/2024	100,000	108,968
3.20%, 4/15/2025	250,000	274,791

Duke Energy Corp.
3.15%, 8/15/2027	200,000	219,694

Edison International
4.95%, 4/15/2025	500,000	553,860
5.75%, 6/15/2027	200,000	227,372

Emera US Finance LP
3.55%, 6/15/2026	150,000	166,501

Enel Chile SA
4.88%, 6/12/2028	250,000	292,344

Eversource Energy
Series L, 2.90%, 10/1/2024	300,000	323,623
Series M, 3.30%, 1/15/2028	100,000	110,972

FirstEnergy Corp.
Series B, 3.90%, 7/15/2027	500,000	534,784

Fortis, Inc.
3.06%, 10/4/2026	200,000	218,662

Investments	Principal Amount	Value

Electric Utilities – (continued)

Interstate Power and Light Co.
3.25%, 12/1/2024	$200,000	$218,832

ITC Holdings Corp.
2.70%, 11/15/2022	200,000	208,666
3.35%, 11/15/2027	200,000	221,149

MidAmerican Energy Co.
3.70%, 9/15/2023	172,000	186,874
3.65%, 4/15/2029	100,000	117,610

NextEra Energy Capital Holdings, Inc.
2.80%, 1/15/2023	250,000	262,069
2.75%, 5/1/2025	750,000	808,863
3.55%, 5/1/2027	500,000	562,333
3.50%, 4/1/2029	300,000	339,255

NSTAR Electric Co.
3.20%, 5/15/2027	300,000	334,096

Pacific Gas and Electric Co.
3.45%, 7/1/2025	400,000	417,152
4.55%, 7/1/2030	100,000	107,969

Pinnacle West Capital Corp.
1.30%, 6/15/2025	150,000	152,512

PPL Capital Funding, Inc.
4.20%, 6/15/2022	50,000	52,535

Sierra Pacific Power Co.
2.60%, 5/1/2026	209,000	226,842

Southern Co. (The)
3.25%, 7/1/2026	384,000	428,335
Series A, 3.70%, 4/30/2030	250,000	284,184

Southwestern Electric Power Co.
Series M, 4.10%, 9/15/2028	200,000	232,769

Union Electric Co.
2.95%, 6/15/2027	100,000	110,071

Virginia Electric and Power Co.
Series A, 3.50%, 3/15/2027	100,000	113,633
		8,575,964

Electrical Equipment – 0.7%

ABB Finance USA, Inc.
3.38%, 4/3/2023	250,000	267,432

Eaton Corp.
2.75%, 11/2/2022	450,000	471,049

See Accompanying Notes to the Financial Statements.

352	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electrical Equipment – (continued)

Emerson Electric Co.
0.88%, 10/15/2026	$200,000	$198,194

Hubbell, Inc.
3.35%, 3/1/2026	200,000	216,035

Rockwell Automation, Inc.
2.88%, 3/1/2025	250,000	271,818
		1,424,528

Electronic Equipment, Instruments & Components – 0.8%

Allegion US Holding Co., Inc.
3.20%, 10/1/2024	200,000	214,208

Amphenol Corp.
2.05%, 3/1/2025	200,000	209,526

Arrow Electronics, Inc.
4.00%, 4/1/2025	400,000	437,362

Keysight Technologies, Inc.
4.60%, 4/6/2027	200,000	233,219

Trimble, Inc.
4.90%, 6/15/2028	250,000	293,496

Tyco Electronics Group SA
3.70%, 2/15/2026	200,000	226,515
		1,614,326

Energy Equipment & Services – 0.1%

Baker Hughes a GE Co. LLC
3.34%, 12/15/2027	10,000	10,727

Helmerich & Payne, Inc.
4.65%, 3/15/2025	200,000	219,684
		230,411

Entertainment – 0.4%

Activision Blizzard, Inc.
3.40%, 9/15/2026	300,000	339,412

Electronic Arts, Inc.
4.80%, 3/1/2026	100,000	118,603

Walt Disney Co. (The)
1.75%, 8/30/2024	300,000	311,566
		769,581

Equity Real Estate Investment Trusts (REITs) – 4.6%

Alexandria Real Estate Equities, Inc.
3.45%, 4/30/2025	200,000	221,437
2.75%, 12/15/2029	100,000	107,602

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)

American Tower Corp.
3.80%, 8/15/2029	$193,000	$220,027

AvalonBay Communities, Inc.
3.45%, 6/1/2025	200,000	222,752
3.50%, 11/15/2025	150,000	168,610

Boston Properties LP
3.65%, 2/1/2026	255,000	284,779
4.50%, 12/1/2028	100,000	117,251

Brandywine Operating Partnership LP
4.10%, 10/1/2024	250,000	262,720

Brixmor Operating Partnership LP
4.13%, 5/15/2029	300,000	325,983

Camden Property Trust
2.80%, 5/15/2030	150,000	162,203

CubeSmart LP
4.00%, 11/15/2025	250,000	279,719

CyrusOne LP
2.90%, 11/15/2024	200,000	212,579

Duke Realty LP
3.25%, 6/30/2026	250,000	276,755

EPR Properties
4.75%, 12/15/2026	250,000	227,131

Equinix, Inc.
5.38%, 5/15/2027	250,000	272,642

ERP Operating LP
4.63%, 12/15/2021	200,000	207,168
3.25%, 8/1/2027	45,000	49,740

Essex Portfolio LP
3.88%, 5/1/2024	200,000	218,222

GLP Capital LP
5.38%, 11/1/2023	55,000	59,030
5.38%, 4/15/2026	300,000	333,754

Healthpeak Properties, Inc.
3.00%, 1/15/2030	200,000	215,144

Highwoods Realty LP
4.20%, 4/15/2029	100,000	111,526

Host Hotels & Resorts LP
Series E, 4.00%, 6/15/2025	250,000	260,626

Hudson Pacific Properties LP
3.25%, 1/15/2030	100,000	102,667

Kilroy Realty LP
4.38%, 10/1/2025	200,000	221,508

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	353

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Equity Real Estate Investment Trusts (REITs) – (continued)

Kite Realty Group LP
4.00%, 10/1/2026	$100,000	$98,213

LifeStorage LP
3.50%, 7/1/2026	200,000	224,930

Mid-America Apartments LP
3.95%, 3/15/2029	50,000	57,508

National Retail Properties, Inc.
3.90%, 6/15/2024	250,000	270,109

Omega Healthcare Investors, Inc.
4.38%, 8/1/2023	250,000	267,812
4.50%, 4/1/2027	150,000	162,741
3.63%, 10/1/2029	150,000	151,536

Public Storage
3.09%, 9/15/2027	200,000	222,681

Realty Income Corp.
4.13%, 10/15/2026	300,000	349,347

Simon Property Group LP
3.38%, 10/1/2024	600,000	647,208

Spirit Realty LP
4.45%, 9/15/2026	200,000	216,768

UDR, Inc.
3.50%, 7/1/2027	200,000	220,053

Ventas Realty LP
3.50%, 2/1/2025	50,000	54,488
4.00%, 3/1/2028	150,000	165,720

VEREIT Operating Partnership LP
4.63%, 11/1/2025	200,000	222,169

Welltower, Inc.
4.25%, 4/1/2026	550,000	632,169

WP Carey, Inc.
4.00%, 2/1/2025	150,000	165,044
		9,270,071

Food & Staples Retailing – 0.7%

Costco Wholesale Corp.
2.75%, 5/18/2024	300,000	323,485
3.00%, 5/18/2027	175,000	195,393
1.38%, 6/20/2027	300,000	306,166

Sysco Corp.
3.75%, 10/1/2025	200,000	222,609

Walmart, Inc.
2.85%, 7/8/2024	200,000	216,530
3.70%, 6/26/2028	150,000	175,668
3.25%, 7/8/2029	42,000	48,641
		1,488,492

Investments	Principal Amount	Value

Food Products – 2.1%

Bunge Ltd. Finance Corp.
3.75%, 9/25/2027	$200,000	$218,924

Campbell Soup Co.
3.95%, 3/15/2025	200,000	223,222
4.15%, 3/15/2028	250,000	289,726

Conagra Brands, Inc.
4.85%, 11/1/2028	200,000	245,732

General Mills, Inc.
4.00%, 4/17/2025	250,000	282,346
4.20%, 4/17/2028	200,000	234,779

JM Smucker Co. (The)
3.38%, 12/15/2027	300,000	335,150

Kellogg Co.
3.25%, 4/1/2026	150,000	167,045
3.40%, 11/15/2027	500,000	560,106

McCormick & Co., Inc.
3.15%, 8/15/2024	200,000	216,582
3.40%, 8/15/2027	200,000	223,365

Mondelez International, Inc.
2.75%, 4/13/2030	200,000	215,926

Unilever Capital Corp.
2.60%, 5/5/2024	700,000	745,731
2.90%, 5/5/2027	200,000	221,743
3.50%, 3/22/2028	100,000	115,646
		4,296,023

Gas Utilities – 0.3%

Dominion Energy Gas Holdings LLC
Series A, 2.50%, 11/15/2024	60,000	63,748
3.60%, 12/15/2024	80,000	88,071

National Fuel Gas Co.
5.20%, 7/15/2025	200,000	218,829
5.50%, 1/15/2026	275,000	301,245
		671,893

Health Care Equipment & Supplies – 0.8%

Abbott Laboratories
3.75%, 11/30/2026	100,000	116,169

Baxter International, Inc.
2.60%, 8/15/2026	200,000	217,285

Becton Dickinson and Co.
3.73%, 12/15/2024	100,000	110,343
3.70%, 6/6/2027	200,000	226,683

See Accompanying Notes to the Financial Statements.

354	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Equipment & Supplies – (continued)

Boston Scientific Corp.
3.75%, 3/1/2026	$250,000	$283,684

DH Europe Finance II Sarl
2.20%, 11/15/2024	250,000	263,991

Stryker Corp.
3.50%, 3/15/2026	200,000	225,629
1.95%, 6/15/2030	100,000	101,612

Zimmer Biomet Holdings, Inc.
3.55%, 3/20/2030	63,000	69,926
		1,615,322

Health Care Providers & Services – 1.5%

AmerisourceBergen Corp.
3.40%, 5/15/2024	250,000	271,444
3.45%, 12/15/2027	200,000	226,704

CVS Health Corp.
4.30%, 3/25/2028	550,000	637,295

HCA, Inc.
5.25%, 6/15/2026	250,000	291,517
4.50%, 2/15/2027	67,000	75,816

Humana, Inc.
3.95%, 3/15/2027	300,000	342,003

McKesson Corp.
3.80%, 3/15/2024	250,000	273,265

UnitedHealth Group, Inc.
2.88%, 3/15/2022	500,000	514,224
2.95%, 10/15/2027	250,000	277,768
3.88%, 12/15/2028	55,000	65,244
		2,975,280

Hotels, Restaurants & Leisure – 1.4%

Hyatt Hotels Corp.
4.85%, 3/15/2026	200,000	213,965

Las Vegas Sands Corp.
3.20%, 8/8/2024	400,000	404,866
3.50%, 8/18/2026	200,000	202,594

Marriott International, Inc.
3.60%, 4/15/2024	150,000	154,731
Series EE, 5.75%, 5/1/2025	110,000	122,425
Series R, 3.13%, 6/15/2026	400,000	401,613

McDonald’s Corp.
3.80%, 4/1/2028	150,000	173,521

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

Sands China Ltd.
4.60%, 8/8/2023	$500,000	$533,595
5.13%, 8/8/2025	400,000	431,638

Starbucks Corp.
3.50%, 3/1/2028	200,000	226,531
		2,865,479

Household Durables – 0.2%

DR Horton, Inc.
4.38%, 9/15/2022	200,000	212,067
2.50%, 10/15/2024	200,000	211,503
		423,570

Household Products –0.9%

Church & Dwight Co., Inc.
2.88%, 10/1/2022	250,000	261,614

Clorox Co. (The)
3.10%, 10/1/2027	200,000	223,690

Colgate-Palmolive Co.
3.25%, 3/15/2024	250,000	272,974

Kimberly-Clark Corp.
2.75%, 2/15/2026	200,000	219,641

Procter & Gamble Co. (The)
3.10%, 8/15/2023	150,000	161,610
2.80%, 3/25/2027	185,000	205,693
3.00%, 3/25/2030	400,000	460,632
		1,805,854

Industrial Conglomerates – 1.3%

3M Co.
2.00%, 6/26/2022	200,000	205,667
2.25%, 3/15/2023	70,000	73,142
2.88%, 10/15/2027	200,000	221,582
3.38%, 3/1/2029	200,000	229,970

Carlisle Cos., Inc.
3.75%, 12/1/2027	200,000	225,169

Honeywell International, Inc.
1.85%, 11/1/2021	80,000	81,107
2.50%, 11/1/2026	300,000	328,885
2.70%, 8/15/2029	100,000	110,334

Roper Technologies, Inc.
3.65%, 9/15/2023	540,000	584,981
3.80%, 12/15/2026	200,000	229,612

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	355

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Industrial Conglomerates – (continued)

Trane Technologies Luxembourg Finance SA
3.50%, 3/21/2026	$250,000	$281,893
		2,572,342

Insurance – 3.4%

Aflac, Inc.
2.88%, 10/15/2026	100,000	110,187

Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/2025	200,000	214,984

Allstate Corp. (The)
Series B, 5.75%, 8/15/2053(a)	200,000	212,595

American International Group, Inc.
4.88%, 6/1/2022	200,000	213,960
3.90%, 4/1/2026	100,000	114,133
4.25%, 3/15/2029	150,000	177,246

Aon Corp.
2.80%, 5/15/2030	250,000	267,985

Aon plc
3.88%, 12/15/2025	400,000	456,441

Assurant, Inc.
3.70%, 2/22/2030	100,000	105,494

Brighthouse Financial, Inc.
3.70%, 6/22/2027	200,000	210,985

Brown & Brown, Inc.
4.20%, 9/15/2024	200,000	221,693

Chubb INA Holdings, Inc.
3.15%, 3/15/2025	270,000	297,087

CNA Financial Corp.
4.50%, 3/1/2026	15,000	17,572
3.45%, 8/15/2027	275,000	307,377

Enstar Group Ltd.
4.50%, 3/10/2022	200,000	207,251

Fidelity National Financial, Inc.
5.50%, 9/1/2022	68,000	73,546

First American Financial Corp.
4.60%, 11/15/2024	200,000	222,525

Lincoln National Corp.
3.80%, 3/1/2028	100,000	112,536

Investments	Principal Amount	Value

Insurance – (continued)

Manulife Financial Corp.
4.15%, 3/4/2026	$200,000	$233,123

Markel Corp.
3.63%, 3/30/2023	200,000	213,267

Marsh & McLennan Cos., Inc.
3.50%, 6/3/2024	16,000	17,465
3.50%, 3/10/2025	75,000	82,983
3.75%, 3/14/2026	75,000	85,221
4.38%, 3/15/2029	200,000	240,806

MetLife, Inc.
3.05%, 12/15/2022(c)	250,000	264,382

Old Republic International Corp.
4.88%, 10/1/2024	200,000	225,453

Principal Financial Group, Inc.
2.13%, 6/15/2030	100,000	103,230

Progressive Corp. (The)
2.45%, 1/15/2027	200,000	216,156

Prudential Financial, Inc.
2.10%, 3/10/2030	300,000	314,245
5.63%, 6/15/2043(a)	150,000	160,182
5.20%, 3/15/2044(a)	10,000	10,505
5.38%, 5/15/2045(a)	500,000	541,186

Reinsurance Group of America, Inc.
3.15%, 6/15/2030	100,000	109,678

RenaissanceRe Finance, Inc.
3.45%, 7/1/2027	100,000	108,223

Trinity Acquisition plc
4.40%, 3/15/2026	200,000	231,024

Willis North America, Inc.
3.60%, 5/15/2024	150,000	163,744
		6,864,470

Interactive Media & Services – 0.6%

Alphabet, Inc.
2.00%, 8/15/2026	147,000	156,966
0.80%, 8/15/2027	85,000	84,187

Baidu, Inc.
3.63%, 7/6/2027	200,000	219,240
4.38%, 3/29/2028	500,000	572,330

Weibo Corp.
3.50%, 7/5/2024	200,000	209,154
		1,241,877

See Accompanying Notes to the Financial Statements.

356	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Internet & Direct Marketing Retail – 1.4%

Alibaba Group Holding Ltd.
3.60%, 11/28/2024	$800,000	$876,216
3.40%, 12/6/2027	300,000	334,928

Amazon.com, Inc.
3.15%, 8/22/2027	300,000	340,295

Booking Holdings, Inc.
3.60%, 6/1/2026	640,000	710,584

eBay, Inc.
3.45%, 8/1/2024	120,000	130,733
3.60%, 6/5/2027	200,000	223,776

Expedia Group, Inc.
4.50%, 8/15/2024	200,000	212,910
		2,829,442

IT Services – 2.0%

Broadridge Financial Solutions, Inc.
3.40%, 6/27/2026	200,000	223,074

International Business Machines Corp.
3.50%, 5/15/2029	100,000	114,406

Mastercard, Inc.
2.00%, 3/3/2025	250,000	264,961
2.95%, 11/21/2026	300,000	335,924
2.95%, 6/1/2029	150,000	168,393

PayPal Holdings, Inc.
2.20%, 9/26/2022	620,000	641,059
2.65%, 10/1/2026	100,000	108,838
2.85%, 10/1/2029	100,000	109,315

Visa, Inc.
2.80%, 12/14/2022	600,000	629,087
3.15%, 12/14/2025	650,000	723,535
2.05%, 4/15/2030	550,000	580,808

Western Union Co. (The)
2.85%, 1/10/2025	200,000	211,224
		4,110,624

Leisure Products –0.1%

Hasbro, Inc.
3.55%, 11/19/2026	200,000	215,630

Life Sciences Tools & Services – 0.4%

Agilent Technologies, Inc.
3.88%, 7/15/2023	200,000	216,330

Investments	Principal Amount	Value

Life Sciences Tools & Services – (continued)

Thermo Fisher Scientific, Inc.
2.95%, 9/19/2026	$450,000	$499,686
		716,016

Machinery – 0.7%

Cummins, Inc.
3.65%, 10/1/2023	100,000	108,835

Flowserve Corp.
4.00%, 11/15/2023	84,000	87,937

Fortive Corp.
3.15%, 6/15/2026	100,000	110,061

Illinois Tool Works, Inc.
2.65%, 11/15/2026	200,000	221,151

nVent Finance Sarl
4.55%, 4/15/2028	100,000	106,921

Otis Worldwide Corp.
2.06%, 4/5/2025	300,000	315,385
2.29%, 4/5/2027	200,000	212,441

Stanley Black & Decker, Inc.
4.00%, 3/15/2060(a)	100,000	104,534

Westinghouse Air Brake Technologies Corp.
4.95%, 9/15/2028(c)	150,000	173,311
		1,440,576

Media – 0.9%

Charter Communications Operating LLC
4.91%, 7/23/2025	500,000	576,399
4.20%, 3/15/2028	500,000	565,290

Comcast Corp.
4.15%, 10/15/2028	350,000	416,661

Discovery Communications LLC
3.95%, 3/20/2028	95,000	107,002

Omnicom Group, Inc.
3.60%, 4/15/2026	100,000	112,199
		1,777,551

Metals & Mining – 0.9%

BHP Billiton Finance USA Ltd.
3.85%, 9/30/2023	300,000	329,606

Kinross Gold Corp.
5.95%, 3/15/2024	150,000	170,289

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	357

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

Rio Tinto Finance USA Ltd.
3.75%, 6/15/2025	$300,000	$337,789
7.13%, 7/15/2028	200,000	280,913

Steel Dynamics, Inc.
2.80%, 12/15/2024	300,000	318,688

Vale Overseas Ltd.
6.25%, 8/10/2026	379,000	452,697
		1,889,982

Multiline Retail – 0.3%

Dollar General Corp.
3.88%, 4/15/2027	400,000	458,242

Target Corp.
3.38%, 4/15/2029	200,000	232,794
		691,036

Multi-Utilities – 1.9%

Ameren Corp.
2.50%, 9/15/2024	200,000	212,686

Berkshire Hathaway Energy Co.
3.75%, 11/15/2023	100,000	109,114
4.05%, 4/15/2025(b)	600,000	682,377
3.25%, 4/15/2028	100,000	112,493

Black Hills Corp.
3.15%, 1/15/2027	200,000	215,723

CMS Energy Corp.
3.45%, 8/15/2027	200,000	223,565

Dominion Energy, Inc.
3.07%, 8/15/2024(c)	200,000	216,068
Series A, 3.30%, 3/15/2025	250,000	274,993
5.75%, 10/1/2054(a)	200,000	216,390

DTE Energy Co.
Series C, 2.53%, 10/1/2024(c)	2,000	2,125
2.85%, 10/1/2026	200,000	217,298

NiSource, Inc.
3.60%, 5/1/2030	300,000	341,308

Public Service Enterprise Group, Inc.
2.65%, 11/15/2022	200,000	208,997
2.88%, 6/15/2024	200,000	215,224

Investments	Principal Amount	Value

Multi-Utilities – (continued)

Sempra Energy
3.55%, 6/15/2024	$200,000	$217,561
3.25%, 6/15/2027	200,000	216,305
3.40%, 2/1/2028	97,000	105,778
		3,788,005

Oil, Gas & Consumable Fuels – 5.8%

Boardwalk Pipelines LP
5.95%, 6/1/2026	200,000	231,322

Canadian Natural Resources Ltd.
3.85%, 6/1/2027	400,000	423,471

Cheniere Corpus Christi Holdings LLC
5.13%, 6/30/2027	500,000	561,007

Columbia Pipeline Group, Inc.
4.50%, 6/1/2025	150,000	173,031

ConocoPhillips Co.
4.95%, 3/15/2026	300,000	357,344

Enable Midstream Partners LP
4.95%, 5/15/2028	250,000	240,145

Enbridge, Inc.
4.00%, 10/1/2023	200,000	216,294
3.70%, 7/15/2027	200,000	221,100
3.13%, 11/15/2029	200,000	210,725
5.50%, 7/15/2077(a)	250,000	239,038

Energy Transfer Operating LP
5.88%, 1/15/2024	500,000	547,447
5.50%, 6/1/2027	200,000	222,113

Enterprise Products Operating LLC
3.35%, 3/15/2023	670,000	709,948
3.75%, 2/15/2025	200,000	221,940
4.15%, 10/16/2028	250,000	288,673

HollyFrontier Corp.
5.88%, 4/1/2026	200,000	212,946

Kinder Morgan, Inc.
4.30%, 3/1/2028	200,000	226,290

Magellan Midstream Partners LP
5.00%, 3/1/2026	250,000	293,852

MPLX LP
4.00%, 2/15/2025	100,000	108,806
4.13%, 3/1/2027	350,000	383,478

ONEOK Partners LP
4.90%, 3/15/2025	400,000	436,980

See Accompanying Notes to the Financial Statements.

358	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Phillips 66
3.85%, 4/9/2025	$250,000	$275,342

Phillips 66 Partners LP
3.55%, 10/1/2026	200,000	212,322

Plains All American Pipeline LP
4.65%, 10/15/2025	150,000	160,181

Sabine Pass Liquefaction LLC
5.63%, 3/1/2025	700,000	801,890
4.20%, 3/15/2028	120,000	130,359

Spectra Energy Partners LP
4.75%, 3/15/2024	640,000	712,029

TC PipeLines LP
4.38%, 3/13/2025	100,000	110,188

Total Capital International SA
3.46%, 2/19/2029	200,000	227,705

TransCanada PipeLines Ltd.
4.88%, 1/15/2026	94,000	110,398
4.25%, 5/15/2028	200,000	229,653

Transcanada Trust
Series 16-A, 5.87%, 8/15/2076(a)	300,000	319,123
5.30%, 3/15/2077(a)	600,000	596,547

Valero Energy Corp.
1.20%, 3/15/2024	62,000	60,785
3.65%, 3/15/2025	200,000	212,777
3.40%, 9/15/2026	250,000	263,597
4.35%, 6/1/2028	500,000	536,153

Valero Energy Partners LP
4.50%, 3/15/2028	200,000	214,610
		11,699,609

Paper & Forest Products – 0.1%

Suzano Austria GmbH
6.00%, 1/15/2029	200,000	232,402

Pharmaceuticals – 2.8%

AstraZeneca plc
3.38%, 11/16/2025	300,000	336,762

Bristol-Myers Squibb Co.
3.63%, 5/15/2024	300,000	329,631

Eli Lilly and Co.
2.35%, 5/15/2022	250,000	257,778
3.38%, 3/15/2029	200,000	230,969

Investments	Principal Amount	Value

Pharmaceuticals – (continued)

GlaxoSmithKline Capital, Inc.
3.88%, 5/15/2028	$200,000	$235,411

Johnson & Johnson
2.45%, 3/1/2026	500,000	542,972
2.95%, 3/3/2027	150,000	168,138

Merck & Co., Inc.
2.35%, 2/10/2022	350,000	359,651
2.80%, 5/18/2023	200,000	212,664
2.75%, 2/10/2025	365,000	395,984

Novartis Capital Corp.
3.40%, 5/6/2024	403,000	442,542
1.75%, 2/14/2025	350,000	366,212
3.00%, 11/20/2025	700,000	775,282
2.20%, 8/14/2030	200,000	212,853

Pfizer, Inc.
1.70%, 5/28/2030	200,000	205,102

Upjohn, Inc.
2.30%, 6/22/2027(b)	200,000	207,187

Zoetis, Inc.
3.25%, 2/1/2023	150,000	158,172
3.00%, 9/12/2027	145,000	160,050
		5,597,360

Professional Services – 0.3%

Equifax, Inc.
2.60%, 12/1/2024	200,000	213,063

IHS Markit Ltd.
4.25%, 5/1/2029	150,000	172,495

Verisk Analytics, Inc.
4.00%, 6/15/2025	250,000	281,856
		667,414

Real Estate Management & Development – 0.1%

CBRE Services, Inc.
4.88%, 3/1/2026	200,000	235,003

Road & Rail – 1.3%

Burlington Northern Santa Fe LLC
3.05%, 3/15/2022	200,000	206,063
3.85%, 9/1/2023	300,000	325,739
3.25%, 6/15/2027	224,000	252,537

Canadian National Railway Co.
2.95%, 11/21/2024	250,000	268,858

Canadian Pacific Railway Co.
3.70%, 2/1/2026	20,000	22,428

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	359

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Road & Rail – (continued)

CSX Corp.
3.25%, 6/1/2027	$100,000	$111,947
4.25%, 3/15/2029	200,000	239,095

JB Hunt Transport Services, Inc.
3.88%, 3/1/2026	300,000	344,957

Norfolk Southern Corp.
3.15%, 6/1/2027	200,000	220,188

Union Pacific Corp.
3.00%, 4/15/2027	300,000	330,224
3.95%, 9/10/2028	250,000	293,408
		2,615,444

Semiconductors & Semiconductor Equipment – 1.9%

Analog Devices, Inc.
3.50%, 12/5/2026	405,000	458,523

Broadcom Corp.
3.13%, 1/15/2025	30,000	32,080
3.88%, 1/15/2027	300,000	331,431

Broadcom, Inc.
4.75%, 4/15/2029	110,000	127,737
5.00%, 4/15/2030	300,000	353,420

Intel Corp.
3.90%, 3/25/2030	300,000	359,423

KLA Corp.
4.65%, 11/1/2024	200,000	227,685

Lam Research Corp.
3.75%, 3/15/2026	200,000	229,813

Maxim Integrated Products, Inc.
3.45%, 6/15/2027	200,000	222,516

Micron Technology, Inc.
4.19%, 2/15/2027	500,000	565,202

NVIDIA Corp.
3.20%, 9/16/2026	300,000	337,533

QUALCOMM, Inc.
3.25%, 5/20/2027	200,000	222,835

Texas Instruments, Inc.
2.90%, 11/3/2027	250,000	278,046
		3,746,244

Software – 1.7%

Adobe, Inc.
3.25%, 2/1/2025	250,000	276,482
2.30%, 2/1/2030	250,000	268,357

Investments	Principal Amount	Value

Software – (continued)

Autodesk, Inc.
3.50%, 6/15/2027	$200,000	$225,267

Citrix Systems, Inc.
4.50%, 12/1/2027	200,000	227,902

Microsoft Corp.
2.38%, 2/12/2022	640,000	656,329
2.70%, 2/12/2025	140,000	152,002
3.13%, 11/3/2025	360,000	400,348
2.40%, 8/8/2026	100,000	108,589
3.30%, 2/6/2027	250,000	284,251

Oracle Corp.
2.65%, 7/15/2026	400,000	436,085
3.25%, 11/15/2027	300,000	337,701
		3,373,313

Specialty Retail – 1.9%

AutoZone, Inc.
3.25%, 4/15/2025	540,000	589,900

Home Depot, Inc. (The)
2.63%, 6/1/2022	400,000	414,563
3.35%, 9/15/2025	133,000	149,662
3.00%, 4/1/2026	330,000	367,429
2.50%, 4/15/2027	200,000	216,894
2.80%, 9/14/2027	200,000	220,583

Lowe’s Cos., Inc.
4.00%, 4/15/2025	300,000	340,195
3.38%, 9/15/2025	100,000	111,362
3.10%, 5/3/2027	500,000	558,491

O’Reilly Automotive, Inc.
3.55%, 3/15/2026	300,000	337,955
3.60%, 9/1/2027	200,000	225,780

Ross Stores, Inc.
4.70%, 4/15/2027	46,000	54,051

TJX Cos., Inc. (The)
3.88%, 4/15/2030	200,000	237,285
		3,824,150

Technology Hardware, Storage & Peripherals – 2.7%

Apple, Inc.
2.40%, 5/3/2023	1,700,000	1,785,755
3.45%, 5/6/2024	165,000	181,714
3.25%, 2/23/2026	518,000	579,484
2.05%, 9/11/2026	250,000	266,524
3.35%, 2/9/2027	80,000	90,689

See Accompanying Notes to the Financial Statements.

360	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Technology Hardware, Storage & Peripherals – (continued)
3.20%, 5/11/2027	$625,000	$704,526
2.90%, 9/12/2027	500,000	557,483
1.65%, 5/11/2030	640,000	654,738

HP, Inc.
3.00%, 6/17/2027	150,000	161,521

NetApp, Inc.
1.88%, 6/22/2025	200,000	206,765

Seagate HDD Cayman
4.88%, 6/1/2027	252,000	281,605
		5,470,804

Textiles, Apparel & Luxury Goods – 0.3%

NIKE, Inc.
2.38%, 11/1/2026	485,000	528,534

Tobacco – 1.6%

Altria Group, Inc.
2.85%, 8/9/2022	160,000	166,623
4.00%, 1/31/2024	100,000	109,731
2.63%, 9/16/2026	160,000	170,962
4.80%, 2/14/2029	300,000	352,600
3.40%, 5/6/2030	300,000	326,478

BAT Capital Corp.
3.22%, 8/15/2024	500,000	536,756
3.22%, 9/6/2026	400,000	430,512
3.56%, 8/15/2027	200,000	215,968

Philip Morris International, Inc.
2.88%, 5/1/2024	500,000	537,154
1.50%, 5/1/2025	68,000	70,156

Reynolds American, Inc.
4.45%, 6/12/2025	200,000	226,006
		3,142,946

Trading Companies & Distributors – 0.6%

Air Lease Corp.
3.00%, 9/15/2023	405,000	413,166
3.75%, 6/1/2026	150,000	154,336

Aircastle Ltd.
4.40%, 9/25/2023	250,000	251,810
4.25%, 6/15/2026	200,000	188,321

GATX Corp.
4.55%, 11/7/2028	200,000	235,149
		1,242,782

Investments	Principal Amount	Value

Water Utilities – 0.1%

American Water Capital Corp.
2.95%, 9/1/2027	$200,000	$220,082

Wireless Telecommunication Services – 0.3%

T-Mobile USA, Inc.
3.75%, 4/15/2027(b)	364,000	406,825
3.88%, 4/15/2030(b)	150,000	168,691
		575,516
Total Corporate Bonds (Cost $192,605,363)		200,083,895
Total Investments – 98.9% (Cost $192,605,363)		200,083,895

Other assets less liabilities – 1.1%		2,313,514
NET ASSETS – 100.0%		202,397,409

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,620,438
Aggregate gross unrealized depreciation	(258,997)
Net unrealized appreciation	$7,361,441
Federal income tax cost	$192,722,454

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	361

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2020

Investments	Principal Amount	Value

CORPORATE BONDS – 98.9%

Aerospace & Defense – 1.2%

Boeing Co. (The)
5.81%, 5/1/2050	$150,000	$177,057

L3Harris Technologies, Inc.
5.05%, 4/27/2045	20,000	26,706

Lockheed Martin Corp.
4.09%, 9/15/2052	125,000	160,684

Northrop Grumman Corp.
4.75%, 6/1/2043	135,000	174,945
		539,392

Auto Components – 0.1%

Aptiv plc
5.40%, 3/15/2049	50,000	58,083

Banks – 7.0%

Bank of America Corp.
4.24%, 4/24/2038(a)	230,000	278,256
5.00%, 1/21/2044	90,000	123,020

Citigroup, Inc.
5.88%, 2/22/2033	100,000	130,642
8.13%, 7/15/2039	22,000	38,245
5.88%, 1/30/2042	35,000	51,071
4.75%, 5/18/2046	285,000	356,954
4.65%, 7/23/2048	195,000	253,192

Fifth Third Bancorp
8.25%, 3/1/2038	125,000	204,929

HSBC Holdings plc
6.50%, 5/2/2036	200,000	269,853

JPMorgan Chase & Co.
6.40%, 5/15/2038	100,000	152,551

Lloyds Banking Group plc
4.34%, 1/9/2048	200,000	236,964

Regions Financial Corp.
7.38%, 12/10/2037	100,000	146,789

Wachovia Corp.
5.50%, 8/1/2035	400,000	519,597

Wells Fargo & Co.
5.38%, 11/2/2043	265,000	349,937
5.01%, 4/4/2051(a)	100,000	135,759
		3,247,759

Investments	Principal Amount	Value

Beverages – 2.4%

Anheuser-Busch Cos. LLC
4.90%, 2/1/2046	$50,000	$61,345

Anheuser-Busch InBev Worldwide, Inc.
5.45%, 1/23/2039	250,000	323,915
4.35%, 6/1/2040	180,000	212,553
5.80%, 1/23/2059	50,000	70,728

Brown-Forman Corp.
4.50%, 7/15/2045	50,000	65,225

Coca-Cola Femsa SAB de CV
5.25%, 11/26/2043	150,000	203,460

Constellation Brands, Inc.
5.25%, 11/15/2048	75,000	100,758

Molson Coors Beverage Co.
5.00%, 5/1/2042	50,000	57,060
		1,095,044

Biotechnology – 4.0%

AbbVie, Inc.
4.40%, 11/6/2042	295,000	353,270
4.70%, 5/14/2045	130,000	158,037
4.45%, 5/14/2046	300,000	358,925

Amgen, Inc.
3.15%, 2/21/2040	200,000	211,086
5.15%, 11/15/2041	28,000	37,526
4.40%, 5/1/2045	130,000	158,889
4.66%, 6/15/2051	125,000	162,228
2.77%, 9/1/2053(b)	37,000	35,177

Biogen, Inc.
5.20%, 9/15/2045	200,000	260,406

Gilead Sciences, Inc.
4.75%, 3/1/2046	100,000	127,242
		1,862,786

Building Products – 0.6%

Johnson Controls International plc
6.00%, 1/15/2036	200,000	271,216

Capital Markets – 2.2%

Goldman Sachs Group, Inc. (The)
4.02%, 10/31/2038(a)	130,000	152,074
4.75%, 10/21/2045	85,000	112,027

See Accompanying Notes to the Financial Statements.

362	FLEXSHARES ANNUAL REPORT

FlexShares®  Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Capital Markets – (continued)

Jefferies Group LLC
6.50%, 1/20/2043	$200,000	$258,379

Moody’s Corp.
5.25%, 7/15/2044	100,000	134,893

Morgan Stanley
6.38%, 7/24/2042	75,000	117,007
4.30%, 1/27/2045	60,000	77,692

Raymond James Financial, Inc.
4.95%, 7/15/2046	45,000	59,429

S&P Global, Inc.
2.30%, 8/15/2060	100,000	89,546
		1,001,047

Chemicals – 2.0%

Ecolab, Inc.
5.50%, 12/8/2041	100,000	142,343

International Flavors & Fragrances, Inc.
5.00%, 9/26/2048	100,000	124,754

LyondellBasell Industries NV
4.63%, 2/26/2055	100,000	112,682

Nutrien Ltd.
6.13%, 1/15/2041	200,000	275,578

Sherwin-Williams Co. (The)
4.50%, 6/1/2047	145,000	181,945
3.30%, 5/15/2050	100,000	106,827
		944,129

Commercial Services & Supplies – 0.1%

Republic Services, Inc.
3.05%, 3/1/2050	50,000	51,974

Communications Equipment – 1.2%

Cisco Systems, Inc.
5.90%, 2/15/2039	285,000	425,750
5.50%, 1/15/2040	100,000	145,739
		571,489

Construction & Engineering –0.2%

Valmont Industries, Inc.
5.00%, 10/1/2044	100,000	109,804

Investments	Principal Amount	Value

Construction Materials – 0.4%

Martin Marietta Materials, Inc.
4.25%, 12/15/2047	$50,000	$56,999

Vulcan Materials Co.
4.50%, 6/15/2047	100,000	117,927
		174,926

Consumer Finance – 0.5%

Ally Financial, Inc.
8.00%, 11/1/2031	167,000	230,978

Containers & Packaging – 0.4%

International Paper Co.
7.30%, 11/15/2039	100,000	148,640

Sonoco Products Co.
5.75%, 11/1/2040	20,000	26,483
		175,123

Diversified Financial Services –0.6%

GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	200,000	216,507

Voya Financial, Inc.
4.80%, 6/15/2046	50,000	61,151
		277,658

Diversified Telecommunication Services – 4.4%

AT&T, Inc.
4.50%, 5/15/2035	220,000	256,876
4.30%, 12/15/2042	320,000	357,632
4.35%, 6/15/2045	315,000	349,673

Bell Canada
4.30%, 7/29/2049	25,000	30,651

Verizon Communications, Inc.
4.27%, 1/15/2036	539,000	659,612
4.52%, 9/15/2048	100,000	128,787
4.00%, 3/22/2050	200,000	241,863
		2,025,094

Electric Utilities – 6.2%

AEP Texas, Inc.
Series H, 3.45%, 1/15/2050	130,000	140,230

American Electric Power Co., Inc.
3.25%, 3/1/2050	150,000	152,614

Arizona Public Service Co.
4.35%, 11/15/2045	150,000	189,042

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	363

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Electric Utilities – (continued)

Exelon Corp.
4.45%, 4/15/2046	$165,000	$200,779

Georgia Power Co.
4.30%, 3/15/2042	200,000	238,741
Series B, 3.70%, 1/30/2050	50,000	56,298

Indiana Michigan Power Co.
6.05%, 3/15/2037	100,000	139,109

Interstate Power and Light Co.
6.25%, 7/15/2039	150,000	214,860

MidAmerican Energy Co.
4.25%, 7/15/2049	200,000	256,809
3.15%, 4/15/2050	100,000	110,261

Oklahoma Gas and Electric Co.
4.15%, 4/1/2047	125,000	147,628

PPL Capital Funding, Inc.
5.00%, 3/15/2044	100,000	125,922

Southern California Edison Co.
4.50%, 9/1/2040	125,000	141,553

Southern Co. (The)
4.40%, 7/1/2046	150,000	180,031

Southwestern Electric Power Co.
Series L, 3.85%, 2/1/2048	100,000	110,098

Virginia Electric and Power Co.
8.88%, 11/15/2038	200,000	357,114

Wisconsin Public Service Corp.
4.75%, 11/1/2044	100,000	129,736
		2,890,825

Electronic Equipment, Instruments & Components – 0.4%

Corning, Inc.
4.75%, 3/15/2042	45,000	55,358
4.38%, 11/15/2057	125,000	145,810
		201,168

Energy Equipment & Services – 0.4%

Halliburton Co.
4.85%, 11/15/2035	185,000	194,458

Entertainment – 0.2%

Walt Disney Co. (The)
3.80%, 5/13/2060	75,000	86,372

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – 0.7%

ERP Operating LP
4.50%, 7/1/2044	$20,000	$25,056

Federal Realty Investment Trust
4.50%, 12/1/2044	25,000	28,112

Kimco Realty Corp.
3.70%, 10/1/2049	100,000	97,814

Simon Property Group LP
4.25%, 10/1/2044	100,000	105,962

Ventas Realty LP
5.70%, 9/30/2043	50,000	61,296
		318,240

Food & Staples Retailing – 0.9%

Kroger Co. (The)
4.45%, 2/1/2047	45,000	54,889
3.95%, 1/15/2050	100,000	116,968

Walgreens Boots Alliance, Inc.
4.80%, 11/18/2044	150,000	165,233
4.10%, 4/15/2050	100,000	101,633
		438,723

Food Products – 0.9%

Campbell Soup Co.
3.13%, 4/24/2050	100,000	100,462

General Mills, Inc.
4.70%, 4/17/2048	50,000	67,041

JM Smucker Co. (The)
3.55%, 3/15/2050	50,000	53,314

Kellogg Co.
Series B, 7.45%, 4/1/2031	95,000	139,612

Mondelez International, Inc.
2.63%, 9/4/2050	50,000	47,571
		408,000

Gas Utilities – 1.2%

Atmos Energy Corp.
5.50%, 6/15/2041	100,000	138,918
4.13%, 10/15/2044	15,000	18,438
4.30%, 10/1/2048	100,000	128,475

Dominion Energy Gas Holdings LLC
4.60%, 12/15/2044	100,000	122,269

ONE Gas, Inc.
4.50%, 11/1/2048	100,000	126,583

Southern California Gas Co.
Series VV, 4.30%, 1/15/2049	20,000	25,397
		560,080

See Accompanying Notes to the Financial Statements.

364	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Health Care Equipment & Supplies – 1.0%

Baxter International, Inc.
3.50%, 8/15/2046	$100,000	$111,701

Becton Dickinson and Co.
4.67%, 6/6/2047	100,000	123,972

DH Europe Finance II Sarl
3.40%, 11/15/2049	50,000	57,133

Koninklijke Philips NV
5.00%, 3/15/2042	135,000	175,557
		468,363

Health Care Providers & Services – 1.6%

AmerisourceBergen Corp.
4.30%, 12/15/2047	100,000	115,544

Cardinal Health, Inc.
4.37%, 6/15/2047	150,000	164,092

CVS Health Corp.
5.05%, 3/25/2048	150,000	190,549

Humana, Inc.
4.95%, 10/1/2044	115,000	151,425
3.95%, 8/15/2049	50,000	59,143

UnitedHealth Group, Inc.
3.88%, 8/15/2059	50,000	60,947
		741,700

Hotels, Restaurants & Leisure – 1.2%

McDonald’s Corp.
6.30%, 3/1/2038	75,000	110,979
4.45%, 3/1/2047	200,000	246,167

Starbucks Corp.
4.45%, 8/15/2049	150,000	182,853
		539,999

Independent Power and Renewable Electricity Producers – 0.6%

Exelon Generation Co. LLC
5.60%, 6/15/2042	100,000	113,207

Southern Power Co.
5.15%, 9/15/2041	150,000	175,676
		288,883

Industrial Conglomerates – 0.9%

General Electric Co.
4.35%, 5/1/2050	100,000	106,718

Investments	Principal Amount	Value

Industrial Conglomerates – (continued)

Honeywell International, Inc.
5.70%, 3/15/2036	$100,000	$141,125

Trane Technologies Global Holding Co. Ltd.
5.75%, 6/15/2043	20,000	27,756

Trane Technologies Luxembourg Finance SA
4.50%, 3/21/2049	100,000	127,737
		403,336

Insurance – 5.4%

Aflac, Inc.
6.45%, 8/15/2040	50,000	69,320

Alleghany Corp.
4.90%, 9/15/2044	75,000	93,593

Allstate Corp. (The)
4.20%, 12/15/2046	150,000	190,260
6.50%, 5/15/2057(a)	15,000	19,601

American International Group, Inc.
3.88%, 1/15/2035	110,000	127,319

Aon plc
4.60%, 6/14/2044	55,000	70,463
4.75%, 5/15/2045	100,000	131,697

Arch Capital Group Ltd.
7.35%, 5/1/2034	150,000	226,047

Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	65,000	98,632
4.25%, 1/15/2049	150,000	190,921

Brighthouse Financial, Inc.
4.70%, 6/22/2047	50,000	48,734

Chubb Corp. (The)
6.00%, 5/11/2037	30,000	44,153

Manulife Financial Corp.
5.38%, 3/4/2046	30,000	42,161

Markel Corp.
5.00%, 4/5/2046	150,000	197,070

Marsh & McLennan Cos., Inc.
4.35%, 1/30/2047	20,000	25,761
4.90%, 3/15/2049	165,000	229,286

MetLife, Inc.
6.40%, 12/15/2036	60,000	74,618
4.88%, 11/13/2043	50,000	66,442

Principal Financial Group, Inc.
6.05%, 10/15/2036	25,000	35,234

Progressive Corp. (The)
4.13%, 4/15/2047	100,000	128,486

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	365

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Insurance – (continued)

Prudential Financial, Inc.
3.94%, 12/7/2049	$45,000	$51,241

Travelers Cos., Inc. (The)
4.10%, 3/4/2049	70,000	88,335

W R Berkley Corp.
4.75%, 8/1/2044	100,000	126,309

Willis North America, Inc.
3.88%, 9/15/2049	100,000	116,884
		2,492,567

Interactive Media & Services – 0.1%

Alphabet, Inc.
2.25%, 8/15/2060	75,000	67,202

Internet & Direct Marketing Retail – 1.5%

Alibaba Group Holding Ltd.
4.00%, 12/6/2037	270,000	318,046
4.40%, 12/6/2057	50,000	65,475

Amazon.com, Inc.
4.25%, 8/22/2057	165,000	218,818
2.70%, 6/3/2060	50,000	51,010

eBay, Inc.
4.00%, 7/15/2042	35,000	38,991
		692,340

IT Services – 2.1%

International Business Machines Corp.
4.25%, 5/15/2049	100,000	123,718

Mastercard, Inc.
3.65%, 6/1/2049	200,000	241,361

Visa, Inc.
4.30%, 12/14/2045	170,000	223,116
3.65%, 9/15/2047	300,000	369,402
		957,597

Life Sciences Tools & Services – 0.1%

Thermo Fisher Scientific, Inc.
4.10%, 8/15/2047	40,000	50,576

Machinery – 0.5%

Cummins, Inc.
4.88%, 10/1/2043	50,000	67,100

Investments	Principal Amount	Value

Machinery – (continued)

Fortive Corp.
4.30%, 6/15/2046	$25,000	$29,598

Illinois Tool Works, Inc.
3.90%, 9/1/2042	25,000	30,560

Snap-on, Inc.
3.10%, 5/1/2050	100,000	106,366
		233,624

Media – 4.7%

Charter Communications Operating LLC
5.38%, 4/1/2038	400,000	478,817
6.48%, 10/23/2045	250,000	337,908
3.70%, 4/1/2051	50,000	48,887

Comcast Corp.
4.70%, 10/15/2048	55,000	73,516

Discovery Communications LLC
5.20%, 9/20/2047	200,000	238,604
4.65%, 5/15/2050	125,000	141,349

Fox Corp.
5.58%, 1/25/2049	150,000	205,259

Time Warner Cable LLC
7.30%, 7/1/2038	200,000	280,026
6.75%, 6/15/2039	100,000	134,046
5.88%, 11/15/2040	100,000	124,149

ViacomCBS, Inc.
5.85%, 9/1/2043	100,000	126,285
		2,188,846

Metals & Mining – 2.6%

Barrick PD Australia Finance Pty. Ltd.
5.95%, 10/15/2039	250,000	353,669

BHP Billiton Finance USA Ltd.
5.00%, 9/30/2043	245,000	340,364

Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	65,000	92,248

Vale Overseas Ltd.
6.88%, 11/21/2036	100,000	134,511
6.88%, 11/10/2039	200,000	274,750
		1,195,542

Multiline Retail – 0.1%

Dollar General Corp.
4.13%, 4/3/2050	50,000	60,173

See Accompanying Notes to the Financial Statements.

366	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Multi-Utilities – 3.1%

Ameren Illinois Co.
4.50%, 3/15/2049	$200,000	$263,688

Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	200,000	287,244
4.25%, 10/15/2050(b)	150,000	186,383

Consolidated Edison Co. of New York, Inc.
Series A, 4.13%, 5/15/2049	100,000	121,085
4.50%, 5/15/2058	130,000	168,286

Consumers Energy Co.
2.50%, 5/1/2060	100,000	94,016

Southern Co. Gas Capital Corp.
5.88%, 3/15/2041	150,000	206,311
3.95%, 10/1/2046	84,000	93,741
		1,420,754

Oil, Gas & Consumable Fuels – 9.6%

Canadian Natural Resources Ltd.
6.25%, 3/15/2038	45,000	52,443
4.95%, 6/1/2047	50,000	53,165

Columbia Pipeline Group, Inc.
5.80%, 6/1/2045	50,000	64,816

Devon Energy Corp.
5.60%, 7/15/2041	110,000	113,321

Enbridge Energy Partners LP
5.50%, 9/15/2040	100,000	117,979

Enbridge, Inc.
5.50%, 12/1/2046	125,000	157,325

Energy Transfer Operating LP
6.50%, 2/1/2042	200,000	213,937
6.25%, 4/15/2049	200,000	211,473

Enterprise Products Operating LLC
5.95%, 2/1/2041	180,000	229,640
4.45%, 2/15/2043	300,000	323,446
4.85%, 3/15/2044	230,000	260,621
4.25%, 2/15/2048	85,000	91,525

Exxon Mobil Corp.
4.33%, 3/19/2050	50,000	60,559

Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	100,000	129,113
5.50%, 3/1/2044	200,000	230,431

Kinder Morgan, Inc.
5.55%, 6/1/2045	225,000	263,800

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Magellan Midstream Partners LP
5.15%, 10/15/2043	$15,000	$17,613
4.20%, 10/3/2047	145,000	149,649
4.85%, 2/1/2049	100,000	113,267

Marathon Petroleum Corp.
6.50%, 3/1/2041	100,000	116,894

MPLX LP
5.50%, 2/15/2049	100,000	110,997

ONEOK Partners LP
6.13%, 2/1/2041	100,000	103,917

ONEOK, Inc.
5.20%, 7/15/2048	100,000	97,380

Phillips 66
5.88%, 5/1/2042	90,000	111,606

Phillips 66 Partners LP
4.90%, 10/1/2046	75,000	75,598

Plains All American Pipeline LP
5.15%, 6/1/2042	185,000	170,101

TransCanada PipeLines Ltd.
6.20%, 10/15/2037	225,000	304,737
7.63%, 1/15/2039	150,000	228,104

Valero Energy Corp.
6.63%, 6/15/2037	200,000	235,477
4.90%, 3/15/2045	50,000	50,644
		4,459,578

Personal Products – 0.2%

Estee Lauder Cos., Inc. (The)
3.70%, 8/15/2042	100,000	105,262

Pharmaceuticals – 3.8%

Eli Lilly and Co.
3.95%, 3/15/2049	50,000	62,092
4.15%, 3/15/2059	145,000	188,209

Johnson & Johnson
5.85%, 7/15/2038	150,000	227,845
3.70%, 3/1/2046	255,000	316,136

Merck & Co., Inc.
3.70%, 2/10/2045	145,000	172,296

Novartis Capital Corp.
4.40%, 5/6/2044	120,000	160,325

Pfizer, Inc.
5.60%, 9/15/2040	100,000	142,556

Upjohn, Inc.
3.85%, 6/22/2040(b)	200,000	215,787

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	367

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Pharmaceuticals – (continued)

Zoetis, Inc.
4.45%, 8/20/2048	$135,000	$173,725
3.00%, 5/15/2050	100,000	105,452
		1,764,423

Professional Services – 0.1%

Verisk Analytics, Inc.
3.63%, 5/15/2050	50,000	55,692

Road & Rail – 4.0%

Burlington Northern Santa Fe LLC
5.15%, 9/1/2043	204,000	278,332
4.90%, 4/1/2044	300,000	404,141
4.15%, 12/15/2048	100,000	124,768

Canadian National Railway Co.
6.38%, 11/15/2037	100,000	153,208

Canadian Pacific Railway Co.
6.13%, 9/15/2115	150,000	225,992

CSX Corp.
4.50%, 8/1/2054	100,000	127,508

Kansas City Southern
4.30%, 5/15/2043	100,000	106,340

Norfolk Southern Corp.
5.10%, 8/1/2118	50,000	63,003

Union Pacific Corp.
4.10%, 9/15/2067	325,000	376,217
		1,859,509

Semiconductors & Semiconductor Equipment – 1.0%

KLA Corp.
3.30%, 3/1/2050	100,000	105,531

NVIDIA Corp.
3.50%, 4/1/2050	200,000	233,357

Texas Instruments, Inc.
4.15%, 5/15/2048	100,000	130,957
		469,845

Software – 3.0%

Microsoft Corp.
3.70%, 8/8/2046	100,000	123,106
3.95%, 8/8/2056	269,000	346,337
2.68%, 6/1/2060	56,000	57,457

Investments	Principal Amount	Value

Software – (continued)

Oracle Corp.
6.13%, 7/8/2039	$105,000	$156,371
4.13%, 5/15/2045	225,000	265,054
3.60%, 4/1/2050	100,000	110,195
4.38%, 5/15/2055	165,000	204,537
3.85%, 4/1/2060	125,000	142,411
		1,405,468

Specialty Retail – 3.1%

Home Depot, Inc. (The)
5.88%, 12/16/2036	250,000	370,087
5.95%, 4/1/2041	150,000	225,865
4.88%, 2/15/2044	150,000	205,235
4.25%, 4/1/2046	100,000	127,708

Lowe’s Cos., Inc.
4.55%, 4/5/2049	400,000	518,011
		1,446,906

Technology Hardware, Storage & Peripherals – 3.3%

Apple, Inc.
4.38%, 5/13/2045	200,000	265,254
4.65%, 2/23/2046	190,000	259,160
2.95%, 9/11/2049	100,000	107,566

Dell International LLC
8.10%, 7/15/2036(b)	400,000	540,822

Hewlett Packard Enterprise Co.
6.35%, 10/15/2045(c)	100,000	128,140

HP, Inc.
6.00%, 9/15/2041	185,000	225,739
		1,526,681

Textiles, Apparel & Luxury Goods – 0.3%

NIKE, Inc.
3.38%, 3/27/2050	100,000	115,321

Tobacco – 5.4%

Altria Group, Inc.
5.80%, 2/14/2039	200,000	254,970
4.25%, 8/9/2042	240,000	258,859
4.50%, 5/2/2043	100,000	109,886
5.38%, 1/31/2044	125,000	154,718
5.95%, 2/14/2049	150,000	199,361

BAT Capital Corp.
4.39%, 8/15/2037	400,000	428,565
4.54%, 8/15/2047	200,000	210,836

See Accompanying Notes to the Financial Statements.

368	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Tobacco – (continued)

Philip Morris International, Inc.
4.13%, 3/4/2043	$230,000	$270,136
4.25%, 11/10/2044	250,000	299,320

Reynolds American, Inc.
6.15%, 9/15/2043	100,000	123,687
5.85%, 8/15/2045	150,000	183,562
		2,493,900

Trading Companies & Distributors – 0.3%

WW Grainger, Inc.
4.60%, 6/15/2045	100,000	128,234

Water Utilities – 0.7%

American Water Capital Corp.
4.30%, 12/1/2042	50,000	61,287
3.75%, 9/1/2047	150,000	175,335
4.20%, 9/1/2048	70,000	86,931
		323,553

Wireless Telecommunication Services – 0.4%

T-Mobile USA, Inc.
4.50%, 4/15/2050(b)	100,000	116,471

Vodafone Group plc
5.25%, 5/30/2048	50,000	64,854
		181,325
Total Corporate Bonds (Cost $43,999,329)		45,871,567
Total Investments – 98.9% (Cost $43,999,329)		45,871,567

Other assets less liabilities – 1.1%		488,844
NET ASSETS – 100.0%		46,360,411

(a)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,165,640
Aggregate gross unrealized depreciation	(298,198)
Net unrealized appreciation	$1,867,442
Federal income tax cost	$44,004,125

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	369

Schedule of Investments

FlexShares® High Yield Value-Scored Bond Index Fund

October 31, 2020

Investments	Principal Amount	Value

CORPORATE BONDS – 97.2%

Aerospace & Defense – 3.0%

BWX Technologies, Inc.
4.13%, 6/30/2028(a)	$200,000	$202,625

F-Brasile SpA
Series NR, 7.38%, 8/15/2026(a)	320,000	278,400

Howmet Aerospace, Inc.
6.75%, 1/15/2028	150,000	171,363

Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/2025(a)	100,000	104,615

Rolls-Royce plc
5.75%, 10/15/2027(a)	200,000	202,750

Signature Aviation US Holdings, Inc.
5.38%, 5/1/2026(a)	200,000	202,500

Spirit AeroSystems, Inc.
3.95%, 6/15/2023	190,000	169,931
7.50%, 4/15/2025(a)	455,000	459,264
4.60%, 6/15/2028	350,000	291,746

TransDigm UK Holdings plc
6.88%, 5/15/2026	305,000	304,428

TransDigm, Inc.
6.50%, 5/15/2025	200,000	200,375
6.25%, 3/15/2026(a)	805,000	840,215
6.38%, 6/15/2026	415,000	414,616
7.50%, 3/15/2027	315,000	325,880
5.50%, 11/15/2027	1,095,000	1,071,074

Triumph Group, Inc.
8.88%, 6/1/2024(a)	100,000	106,342
6.25%, 9/15/2024(a)	390,000	337,549
		5,683,673

Air Freight & Logistics – 0.2%

Cargo Aircraft Management, Inc.
4.75%, 2/1/2028(a)	100,000	101,813

Western Global Airlines LLC
10.38%, 8/15/2025(a)	265,000	274,932
		376,745

Investments	Principal Amount	Value

Airlines – 0.8%

Delta Air Lines, Inc.
2.90%, 10/28/2024	$550,000	$479,226
7.38%, 1/15/2026	800,000	828,877

United Airlines Holdings, Inc.
4.25%, 10/1/2022	160,000	145,688
		1,453,791

Auto Components – 1.6%
Allison Transmission, Inc.
5.00%, 10/1/2024(a)	150,000	151,530
4.75%, 10/1/2027(a)	100,000	103,250
5.88%, 6/1/2029(a)	200,000	219,023

Clarios Global LP
6.25%, 5/15/2026(a)	375,000	393,296
8.50%, 5/15/2027(a)	775,000	809,720

Dana Financing Luxembourg Sarl
6.50%, 6/1/2026(a)	5,000	5,206

Dealer Tire LLC
8.00%, 2/1/2028(a)	225,000	230,625
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	425,000	423,355
4.88%, 3/15/2027	275,000	268,147

Icahn Enterprises LP
6.25%, 5/15/2026	375,000	389,940

JB Poindexter & Co., Inc.
7.13%, 4/15/2026(a)	30,000	31,991
		3,026,083

Automobiles – 2.0%

Ford Motor Co.
8.50%, 4/21/2023	925,000	1,022,444
9.00%, 4/22/2025	925,000	1,091,204
4.35%, 12/8/2026	45,000	45,394
6.63%, 10/1/2028	365,000	409,256
6.38%, 2/1/2029	150,000	156,656
9.63%, 4/22/2030	100,000	134,411
8.90%, 1/15/2032	225,000	273,937
5.29%, 12/8/2046	125,000	118,401

Mclaren Finance plc
5.75%, 8/1/2022(a)	200,000	184,500

See Accompanying Notes to the Financial Statements.

370	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Automobiles – (continued)

PM General Purchaser LLC
9.50%, 10/1/2028(a)	$395,000	$413,269
		3,849,472

Banks – 1.1%

UniCredit SpA
7.30%, 4/2/2034(a) (b)	200,000	229,144
5.46%, 6/30/2035(a) (b)	1,760,000	1,785,906
		2,015,050

Beverages – 0.1%

Primo Water Holdings, Inc.
5.50%, 4/1/2025(a)	280,000	289,450

Biotechnology – 0.1%

Horizon Therapeutics USA, Inc.
5.50%, 8/1/2027(a)	220,000	234,478

Building Products – 0.5%

Associated Materials LLC
9.00%, 9/1/2025(a)	100,000	105,750

BMC East LLC
5.50%, 10/1/2024(a)	75,000	77,016

Forterra Finance LLC
6.50%, 7/15/2025(a)	150,000	158,719

Patrick Industries, Inc.
7.50%, 10/15/2027(a)	200,000	217,186

PGT Innovations, Inc.
6.75%, 8/1/2026(a)	130,000	137,938

Standard Industries, Inc.
3.38%, 1/15/2031(a)	220,000	214,408
		911,017

Capital Markets – 1.4%

Advisor Group Holdings, Inc.
10.75%, 8/1/2027(a)	635,000	638,451

Deutsche Bank AG
4.88%, 12/1/2032(b)	200,000	193,913

Donnelley Financial Solutions, Inc.
8.25%, 10/15/2024	30,000	31,534

FS Energy & Power Fund
7.50%, 8/15/2023(a)	310,000	277,483

Investments	Principal Amount	Value

Capital Markets – (continued)

LPL Holdings, Inc.
5.75%, 9/15/2025(a)	$130,000	$134,920

MSCI, Inc.
4.00%, 11/15/2029(a)	200,000	209,070

Nomura Holdings, Inc.
2.65%, 1/16/2025	1,050,000	1,107,331
		2,592,702

Chemicals – 2.3%

Anagram International, Inc.
10.00%, 8/15/2026(a)(c)	58,825	48,433

Chemours Co. (The)
7.00%, 5/15/2025	185,000	186,572
5.38%, 5/15/2027	5,000	4,916

Cornerstone Chemical Co.
6.75%, 8/15/2024(a)	285,000	268,939

FXI Holdings, Inc.
7.88%, 11/1/2024(a)	305,000	285,937
12.25%, 11/15/2026(a)	552,000	577,787

Gates Global LLC
6.25%, 1/15/2026(a)	210,000	217,701

GCP Applied Technologies, Inc.
5.50%, 4/15/2026(a)	100,000	102,856

Hexion, Inc.
7.88%, 7/15/2027(a)	265,000	275,434

Illuminate Buyer LLC
9.00%, 7/1/2028(a)	305,000	326,731

Innophos Holdings, Inc.
9.38%, 2/15/2028(a)	175,000	187,797

Methanex Corp.
4.25%, 12/1/2024	175,000	176,006

Neon Holdings, Inc.
10.13%, 4/1/2026(a)	200,000	212,500

NOVA Chemicals Corp.
5.25%, 8/1/2023(a)	150,000	149,717

Olin Corp.
9.50%, 6/1/2025(a)	200,000	236,774
5.63%, 8/1/2029	100,000	103,499

Rain CII Carbon LLC
7.25%, 4/1/2025(a)	300,000	296,813

TPC Group, Inc.
10.50%, 8/1/2024(a)	670,000	560,777

Trinseo Materials Operating SCA
5.38%, 9/1/2025(a)	180,000	183,038
		4,402,227

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	371

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Commercial Services & Supplies – 3.4%

Allied Universal Holdco LLC
9.75%, 7/15/2027(a)	$505,000	$539,471

Aptim Corp.
7.75%, 6/15/2025(a)	300,000	184,844

APX Group, Inc.
7.63%, 9/1/2023	150,000	151,462
6.75%, 2/15/2027(a)	290,000	302,688

Aramark Services, Inc.
6.38%, 5/1/2025(a)	375,000	393,799
4.75%, 6/1/2026	225,000	223,931

Brink’s Co. (The)
5.50%, 7/15/2025(a)	200,000	208,417

Cimpress plc
7.00%, 6/15/2026(a)	380,000	379,453

Covanta Holding Corp.
5.88%, 7/1/2025	110,000	114,137
6.00%, 1/1/2027	100,000	104,500

Garda World Security Corp.
8.75%, 5/15/2025(a)	260,000	259,510
9.50%, 11/1/2027(a)	150,000	160,378

GFL Environmental, Inc.
4.25%, 6/1/2025(a)	150,000	153,281

IAA, Inc.
5.50%, 6/15/2027(a)	100,000	105,313

Intrado Corp.
8.50%, 10/15/2025(a)	560,000	505,240

KAR Auction Services, Inc.
5.13%, 6/1/2025(a)	180,000	181,575

Matthews International Corp.
5.25%, 12/1/2025(a)	180,000	171,656

Nielsen Co. Luxembourg SARL (The)
5.00%, 2/1/2025(a)	110,000	113,198

Nielsen Finance LLC
5.88%, 10/1/2030(a)	125,000	131,484

Pitney Bowes, Inc.
5.95%, 4/1/2023(d)	150,000	149,797
4.63%, 3/15/2024	77,000	74,979

Prime Security Services Borrower LLC
6.25%, 1/15/2028(a)	635,000	642,550

Ritchie Bros Auctioneers, Inc.
5.38%, 1/15/2025(a)	100,000	103,063

Stericycle, Inc.
5.38%, 7/15/2024(a)	100,000	104,224

Investments	Principal Amount	Value

Commercial Services & Supplies – (continued)

TMS International Holding Corp.
7.25%, 8/15/2025(a)	$100,000	$95,750

Vericast Corp.
8.38%, 8/15/2022(a)	495,000	487,575
12.50%, 5/1/2024(a)	312,372	319,400

Waste Pro USA, Inc.
5.50%, 2/15/2026(a)	150,000	151,936
		6,513,611

Communications Equipment – 0.1%

Avaya, Inc.
6.13%, 9/15/2028(a)	125,000	128,672

Construction & Engineering – 1.1%

AECOM
5.13%, 3/15/2027	200,000	219,452

Brand Industrial Services, Inc.
8.50%, 7/15/2025(a)	625,000	588,875

Fluor Corp.
3.50%, 12/15/2024	280,000	254,386

New Enterprise Stone & Lime Co., Inc.
9.75%, 7/15/2028(a)	115,000	124,775

Pike Corp.
5.50%, 9/1/2028(a)	325,000	333,193

PowerTeam Services LLC
9.03%, 12/4/2025(a)	480,000	509,700
		2,030,381

Consumer Finance – 0.9%

Credit Acceptance Corp.
6.63%, 3/15/2026	$400,000	$416,500

Enova International, Inc.
8.50%, 9/1/2024(a)	130,000	119,749

FirstCash, Inc.
4.63%, 9/1/2028(a)	100,000	101,687

Ford Motor Credit Co. LLC
5.88%, 8/2/2021	10,000	10,225
4.13%, 8/4/2025	370,000	368,218
4.54%, 8/1/2026	200,000	203,750
5.11%, 5/3/2029	200,000	208,000

PRA Group, Inc.
7.38%, 9/1/2025(a)	100,000	105,088

TMX Finance LLC
11.13%, 4/1/2023(a)	130,000	120,074

See Accompanying Notes to the Financial Statements.

372	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – (continued)

Voyager Aviation Holdings LLC
9.00%, 8/15/2021(a)(d)	$290,000	$142,825
		1,796,116

Containers & Packaging – 1.7%

Ball Corp.
2.88%, 8/15/2030	140,000	138,600

Berry Global, Inc.
5.63%, 7/15/2027(a)	200,000	209,604

Flex Acquisition Co., Inc.
7.88%, 7/15/2026(a)	430,000	435,547

Graham Packaging Co., Inc.
7.13%, 8/15/2028(a)	340,000	355,937

Greif, Inc.
6.50%, 3/1/2027(a)	100,000	105,062

Intelligent Packaging Ltd. Finco, Inc.
6.00%, 9/15/2028(a)	195,000	198,778

Intertape Polymer Group, Inc.
7.00%, 10/15/2026(a)	50,000	52,678

Mauser Packaging Solutions Holding Co.
7.25%, 4/15/2025(a)	880,000	850,036

Pactiv LLC
8.38%, 4/15/2027	175,000	193,123

Plastipak Holdings, Inc.
6.25%, 10/15/2025(a)	230,000	230,719

Trident TPI Holdings, Inc.
6.63%, 11/1/2025(a)	100,000	99,615

Trivium Packaging Finance BV
8.50%, 8/15/2027(a)(d)	400,000	428,790
		3,298,489

Distributors – 0.5%

Resideo Funding, Inc.
6.13%, 11/1/2026(a)	150,000	145,125

Wolverine Escrow LLC
9.00%, 11/15/2026(a)	625,000	477,937
13.13%, 11/15/2027(a)	600,000	409,500
		1,032,562

Investments	Principal Amount	Value

Diversified Consumer Services – 0.3%

Carriage Services, Inc.
6.63%, 6/1/2026(a)	$100,000	$105,462

Graham Holdings Co.
5.75%, 6/1/2026(a)	140,000	147,281

Midas Intermediate Holdco II LLC
7.88%, 10/1/2022(a)	30,000	24,675

Service Corp. International
5.13%, 6/1/2029	200,000	218,904
		496,322

Diversified Financial Services – 0.5%

ACE Cash Express, Inc.
12.00%, 12/15/2022(a)	45,000	32,062

CNG Holdings, Inc.
12.50%, 6/15/2024(a)	111,000	97,957

Fairstone Financial, Inc.
7.88%, 7/15/2024(a)	100,000	102,802

Jefferies Finance LLC
6.25%, 6/3/2026(a)	200,000	204,020

Sabre GLBL, Inc.
5.25%, 11/15/2023(a)	250,000	245,625
9.25%, 4/15/2025(a)	185,000	204,194

Shift4 Payments LLC
4.63%, 11/1/2026(a)	125,000	126,913
		1,013,573

Diversified Telecommunication Services – 4.6%

Altice France Holding SA
10.50%, 5/15/2027(a)	615,000	679,191
6.00%, 2/15/2028(a)	750,000	723,266

CCO Holdings LLC
5.13%, 5/1/2027(a)	610,000	641,314
5.00%, 2/1/2028(a)	760,000	799,140
5.38%, 6/1/2029(a)	450,000	487,638
4.75%, 3/1/2030(a)	545,000	573,940
4.50%, 8/15/2030(a)	425,000	442,217
4.25%, 2/1/2031(a)	460,000	471,978

CenturyLink, Inc.
Series G, 6.88%, 1/15/2028	250,000	278,390

DKT Finance ApS
9.38%, 6/17/2023(a)	200,000	204,271

Koninklijke KPN NV
7.00%, 3/28/2073(a) (b)	100,000	104,884

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	373

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Telecommunication Services – (continued)

Sprint Capital Corp.
6.88%, 11/15/2028	$180,000	$228,037
8.75%, 3/15/2032	350,000	524,038

Switch Ltd.
3.75%, 9/15/2028(a)	125,000	125,391

Telesat Canada
6.50%, 10/15/2027(a)	375,000	373,650

Virgin Media Finance plc
5.00%, 7/15/2030(a)	840,000	836,850

Virgin Media Secured Finance plc
5.50%, 8/15/2026(a)	200,000	208,445
5.50%, 5/15/2029(a)	200,000	214,000

Zayo Group Holdings, Inc.
6.13%, 3/1/2028(a)	775,000	783,114
		8,699,754

Electric Utilities – 0.8%

Bruce Mansfield Unit 1 Pass-Through Trust
Series 2007, 8.88%, 8/1/2023(e)	200,000	1,200

Emera, Inc.
Series 16-A, 6.75%, 6/15/2076(b)	35,000	38,823

NRG Energy, Inc.
7.25%, 5/15/2026	200,000	211,698
6.63%, 1/15/2027	310,000	326,727
5.75%, 1/15/2028	285,000	307,893

Terraform Global Operating LLC
6.13%, 3/1/2026(a)	75,000	76,017

Vistra Operations Co. LLC
5.50%, 9/1/2026(a)	250,000	259,063
5.63%, 2/15/2027(a)	320,000	334,067
		1,555,488

Electrical Equipment – 0.1%

EnerSys
5.00%, 4/30/2023(a)	100,000	103,062

Electronic Equipment, Instruments & Components – 0.1%

TTM Technologies, Inc.
5.63%, 10/1/2025(a)	125,000	128,893

Investments	Principal Amount	Value

Energy Equipment & Services – 1.9%

CSI Compressco LP
7.50%, 4/1/2025(a)	$23,000	$20,266
10.00%, 4/1/2026(a)(c)	72,763	52,534

Diamond Offshore Drilling, Inc.
3.45%, 11/1/2023(e)	90,000	6,178
7.88%, 8/15/2025(e)	310,000	21,700

Exterran Energy Solutions LP
8.13%, 5/1/2025	150,000	126,547

Nabors Industries Ltd.
7.25%, 1/15/2026(a)	725,000	291,359

Oceaneering International, Inc.
4.65%, 11/15/2024	225,000	182,812
6.00%, 2/1/2028	225,000	167,063

Precision Drilling Corp.
7.75%, 12/15/2023	100,000	74,312
7.13%, 1/15/2026(a)	425,000	269,263

SESI LLC
7.13%, 12/15/2021(a)(d)	390,000	91,163

Tervita Corp.
7.63%, 12/1/2021(a)	80,000	77,000

Transocean Guardian Ltd.
5.88%, 1/15/2024(a)	666,900	408,476

Transocean Poseidon Ltd.
6.88%, 2/1/2027(a)	430,000	323,575

Transocean, Inc.
11.50%, 1/30/2027(a)	1,218,000	404,955

USA Compression Partners LP
6.88%, 4/1/2026	255,000	253,339

Vantage Drilling International
9.25%, 11/15/2023(a)	200,000	107,729

Weatherford International Ltd.
11.00%, 12/1/2024(a)	1,350,000	802,089
		3,680,360

Entertainment – 1.3%

Allen Media LLC
10.50%, 2/15/2028(a)	150,000	145,852

Live Nation Entertainment, Inc.
4.88%, 11/1/2024(a)	395,000	380,930
5.63%, 3/15/2026(a)	300,000	286,950
4.75%, 10/15/2027(a)	605,000	556,978

Netflix, Inc.
5.88%, 11/15/2028	440,000	526,495
5.38%, 11/15/2029(a)	125,000	146,563

See Accompanying Notes to the Financial Statements.

374	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Entertainment – (continued)
4.88%, 6/15/2030(a)	$395,000	$451,534
		2,495,302

Equity Real Estate Investment Trusts (REITs) – 3.4%

Brookfield Property REIT, Inc.
5.75%, 5/15/2026(a)	650,000	540,719

CoreCivic, Inc.
4.63%, 5/1/2023	100,000	91,750
4.75%, 10/15/2027	150,000	117,375

Diversified Healthcare Trust
9.75%, 6/15/2025	80,000	88,109

ESH Hospitality, Inc.
5.25%, 5/1/2025(a)	330,000	330,487
4.63%, 10/1/2027(a)	350,000	343,437

FelCor Lodging LP
6.00%, 6/1/2025	190,000	187,368

GEO Group, Inc. (The)
5.88%, 10/15/2024	517,000	359,685

Iron Mountain, Inc.
5.25%, 3/15/2028(a)	450,000	462,094
4.88%, 9/15/2029(a)	355,000	359,082

iStar, Inc.
4.75%, 10/1/2024	400,000	382,710

MGM Growth Properties Operating Partnership LP
5.75%, 2/1/2027	75,000	81,052

MPT Operating Partnership LP
5.25%, 8/1/2026	100,000	104,000
4.63%, 8/1/2029	100,000	104,872

Park Intermediate Holdings LLC
7.50%, 6/1/2025(a)	300,000	314,063

SBA Communications Corp.
4.00%, 10/1/2022	125,000	126,328

Service Properties Trust
5.00%, 8/15/2022	275,000	272,250
4.50%, 6/15/2023	100,000	96,438
4.35%, 10/1/2024	100,000	88,625

Uniti Group LP
6.00%, 4/15/2023(a)	185,000	187,775
8.25%, 10/15/2023	595,000	587,190
7.88%, 2/15/2025(a)	765,000	812,822

VICI Properties LP
4.25%, 12/1/2026(a)	295,000	300,435

Investments	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) – (continued)
4.63%, 12/1/2029(a)	$150,000	$156,105
		6,494,771

Food & Staples Retailing – 1.4%

Albertsons Cos., Inc.
4.63%, 1/15/2027(a)	535,000	552,227
5.88%, 2/15/2028(a)	665,000	704,361

Fresh Market, Inc. (The)
9.75%, 5/1/2023(a)	480,000	460,202

KeHE Distributors LLC
8.63%, 10/15/2026(a)	100,000	107,734

Rite Aid Corp.
8.00%, 11/15/2026(a)	565,000	567,119

SEG Holding LLC
5.63%, 10/15/2028(a)	125,000	127,663

US Foods, Inc.
5.88%, 6/15/2024(a)	100,000	99,813
		2,619,119

Food Products – 3.3%

Chobani LLC
7.50%, 4/15/2025(a)	180,000	185,289

Del Monte Foods, Inc.
11.88%, 5/15/2025(a)	310,000	331,119

Dole Food Co., Inc.
7.25%, 6/15/2025(a)	65,000	65,237

Kraft Heinz Foods Co.
6.88%, 1/26/2039	90,000	120,678
7.13%, 8/1/2039(a)	105,000	141,995
6.50%, 2/9/2040	70,000	89,112
5.00%, 6/4/2042	200,000	220,092
5.20%, 7/15/2045	300,000	332,822
4.38%, 6/1/2046	440,000	452,346
4.88%, 10/1/2049(a)	220,000	232,958

Lamb Weston Holdings, Inc.
4.88%, 11/1/2026(a)	215,000	223,704

Pilgrim’s Pride Corp.
5.75%, 3/15/2025(a)	500,000	512,500

Post Holdings, Inc.
5.00%, 8/15/2026(a)	500,000	519,367
5.75%, 3/1/2027(a)	600,000	630,126
5.63%, 1/15/2028(a)	355,000	375,191
5.50%, 12/15/2029(a)	455,000	492,549
4.63%, 4/15/2030(a)	805,000	828,144

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	375

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Products – (continued)

Sigma Holdco BV
7.88%, 5/15/2026(a)	$310,000	$306,068

Simmons Foods, Inc.
5.75%, 11/1/2024(a)	125,000	123,906
		6,183,203

Gas Utilities – 0.2%

AmeriGas Partners LP
5.63%, 5/20/2024	150,000	159,750

Suburban Propane Partners LP
5.50%, 6/1/2024	110,000	111,547
5.88%, 3/1/2027	150,000	154,969
		426,266

Health Care Equipment & Supplies – 0.7%

Hill-Rom Holdings, Inc.
4.38%, 9/15/2027(a)	225,000	233,157

Hologic, Inc.
4.63%, 2/1/2028(a)	250,000	262,031

Ortho-Clinical Diagnostics, Inc.
7.25%, 2/1/2028(a)	415,000	434,453

Teleflex, Inc.
4.88%, 6/1/2026	150,000	156,534

Varex Imaging Corp.
7.88%, 10/15/2027(a)	200,000	204,000
		1,290,175

Health Care Providers & Services – 3.9%

AdaptHealth LLC
6.13%, 8/1/2028(a)	230,000	239,487

AHP Health Partners, Inc.
9.75%, 7/15/2026(a)	330,000	350,975

Air Methods Corp.
8.00%, 5/15/2025(a)	325,000	238,435

Centene Corp.
4.63%, 12/15/2029	500,000	545,015

DaVita, Inc.
4.63%, 6/1/2030(a)	400,000	407,108

Encompass Health Corp.
4.50%, 2/1/2028	300,000	307,743
4.75%, 2/1/2030	265,000	276,477

Envision Healthcare Corp.
8.75%, 10/15/2026(a)	645,000	305,446

Investments	Principal Amount	Value

Health Care Providers & Services – (continued)

Global Medical Response, Inc.
6.50%, 10/1/2025(a)	$240,000	$237,300

Hadrian Merger Sub, Inc.
8.50%, 5/1/2026(a)	55,000	53,821

HCA, Inc.
7.69%, 6/15/2025	150,000	179,422
3.50%, 9/1/2030	325,000	332,737

Legacy LifePoint Health LLC
6.75%, 4/15/2025(a)	150,000	159,000

MEDNAX, Inc.
6.25%, 1/15/2027(a)	255,000	263,535

Molina Healthcare, Inc.
5.38%, 11/15/2022(d)	150,000	156,153
4.38%, 6/15/2028(a)	155,000	159,030

One Call Corp.
10.00%, 10/1/2024(a)	110,000	95,150

Prime Healthcare Services, Inc.
7.25%, 11/1/2025(a)	125,000	126,131

Providence Service Corp. (The)
5.88%, 11/15/2025(a)	100,000	101,938

Radiology Partners, Inc.
9.25%, 2/1/2028(a)	455,000	486,158

Select Medical Corp.
6.25%, 8/15/2026(a)	300,000	316,962

Surgery Center Holdings, Inc.
10.00%, 4/15/2027(a)	335,000	358,241

Team Health Holdings, Inc.
6.38%, 2/1/2025(a)	490,000	304,143

Tenet Healthcare Corp.
7.00%, 8/1/2025	100,000	102,438
4.88%, 1/1/2026(a)	175,000	177,742
6.25%, 2/1/2027(a)	200,000	207,940
6.13%, 10/1/2028(a)	290,000	281,844

US Renal Care, Inc.
10.63%, 7/15/2027(a)	330,000	352,275

West Street Merger Sub, Inc.
6.38%, 9/1/2025(a)	285,000	289,809
		7,412,455

Health Care Technology – 0.2%

IQVIA, Inc.
5.00%, 10/15/2026(a)	300,000	311,481

See Accompanying Notes to the Financial Statements.

376	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – 9.4%

1011778 BC ULC
5.00%, 10/15/2025(a)	$741,000	$760,007

Arrow Bidco LLC
9.50%, 3/15/2024(a)	190,000	156,968

Boyd Gaming Corp.
6.38%, 4/1/2026	173,000	179,742
6.00%, 8/15/2026	165,000	169,661

Caesars Entertainment, Inc.
6.25%, 7/1/2025(a)	100,000	102,562
8.13%, 7/1/2027(a)	800,000	836,000

Carnival Corp.
11.50%, 4/1/2023(a)	1,035,000	1,138,288

Cedar Fair LP
5.38%, 4/15/2027	835,000	774,984

Churchill Downs, Inc.
5.50%, 4/1/2027(a)	100,000	103,794

Cirsa Finance International SARL
7.88%, 12/20/2023(a)	310,000	282,875

Dave & Buster’s, Inc.
7.63%, 11/1/2025(a)	125,000	122,969

Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/2023(a)	75,000	70,023

Enterprise Development Authority (The)
12.00%, 7/15/2024(a)	130,000	144,300

Golden Nugget, Inc.
6.75%, 10/15/2024(a)	1,130,000	958,263
8.75%, 10/1/2025(a)	225,000	185,203

Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	275,000	274,490
5.13%, 5/1/2026	850,000	863,651
4.88%, 1/15/2030	500,000	515,312

Hilton Worldwide Finance LLC
4.88%, 4/1/2027	150,000	152,025

International Game Technology plc
6.50%, 2/15/2025(a)	300,000	321,750
6.25%, 1/15/2027(a)	72,000	76,635
5.25%, 1/15/2029(a)	100,000	99,160

Investments	Principal Amount	Value

Hotels, Restaurants & Leisure – (continued)

IRB Holding Corp.
6.75%, 2/15/2026(a)	$430,000	$431,612

Jacobs Entertainment, Inc.
7.88%, 2/1/2024(a)	230,000	226,238

KFC Holding Co.
5.25%, 6/1/2026(a)	200,000	207,040
4.75%, 6/1/2027(a)	500,000	518,885

LTF Merger Sub, Inc.
8.50%, 6/15/2023(a)	165,000	150,563

Marriott Ownership Resorts, Inc.
6.50%, 9/15/2026	300,000	309,516

Merlin Entertainments Ltd.
5.75%, 6/15/2026(a)	600,000	554,136

NCL Corp. Ltd.
12.25%, 5/15/2024(a)	270,000	300,037

Peninsula Pacific Entertainment LLC
8.50%, 11/15/2027(a)	315,000	328,232

Powdr Corp.
6.00%, 8/1/2025(a)	100,000	101,205

Royal Caribbean Cruises Ltd.
5.25%, 11/15/2022	245,000	219,238
9.13%, 6/15/2023(a)	655,000	682,838
11.50%, 6/1/2025(a)	400,000	458,500

Scientific Games International, Inc.
8.63%, 7/1/2025(a)	200,000	208,186

SeaWorld Parks & Entertainment, Inc.
9.50%, 8/1/2025(a)	325,000	341,859

Silversea Cruise Finance Ltd.
7.25%, 2/1/2025(a)	245,000	247,064

Six Flags Entertainment Corp.
5.50%, 4/15/2027(a)	450,000	419,198

Speedway Motorsports LLC
4.88%, 11/1/2027(a)	215,000	204,788

Sugarhouse HSP Gaming Prop Mezz LP
5.88%, 5/15/2025(a)	100,000	97,115

Twin River Worldwide Holdings, Inc.
6.75%, 6/1/2027(a)	260,000	263,758

Viking Cruises Ltd.
6.25%, 5/15/2025(a)	330,000	258,603

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	377

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Hotels, Restaurants & Leisure – (continued)
13.00%, 5/15/2025(a)	$305,000	$345,984
5.88%, 9/15/2027(a)	585,000	457,397

Wyndham Destinations, Inc.
5.65%, 4/1/2024(d)	160,000	164,103
6.00%, 4/1/2027(d)	70,000	72,319

Wyndham Hotels & Resorts, Inc.
5.38%, 4/15/2026(a)	180,000	182,588

Wynn Las Vegas LLC
4.25%, 5/30/2023(a)	100,000	95,563
5.50%, 3/1/2025(a)	705,000	676,359
5.25%, 5/15/2027(a)	585,000	545,147

Wynn Resorts Finance LLC
5.13%, 10/1/2029(a)	235,000	225,306

Yum! Brands, Inc.
4.75%, 1/15/2030(a)	150,000	161,475
		17,743,514

Household Durables – 1.2%

American Greetings Corp.
8.75%, 4/15/2025(a)	110,000	107,651

Ashton Woods USA LLC
6.75%, 8/1/2025(a)	150,000	155,047
6.63%, 1/15/2028(a)	150,000	151,125

Brookfield Residential Properties, Inc.
6.38%, 5/15/2025(a)	110,000	110,951
6.25%, 9/15/2027(a)	765,000	785,330

CD&R Smokey Buyer, Inc.
6.75%, 7/15/2025(a)	145,000	153,156

KB Home
6.88%, 6/15/2027	100,000	118,250

LGI Homes, Inc.
6.88%, 7/15/2026(a)	100,000	104,750

Newell Brands, Inc.
5.87%, 4/1/2036(d)	179,000	210,325

PulteGroup, Inc.
6.38%, 5/15/2033	150,000	191,854

Taylor Morrison Communities, Inc.
5.75%, 1/15/2028(a)	100,000	111,312

TopBuild Corp.
5.63%, 5/1/2026(a)	100,000	102,813
		2,302,564

Investments	Principal Amount	Value

Independent Power and Renewable Electricity Producers – 0.5%

Clearway Energy Operating LLC
5.75%, 10/15/2025	$150,000	$157,406

Talen Energy Supply LLC
6.50%, 6/1/2025	300,000	179,183
10.50%, 1/15/2026(a)	515,000	352,453
6.63%, 1/15/2028(a)	50,000	47,897

TransAlta Corp.
4.50%, 11/15/2022	120,000	124,500
		861,439

Insurance – 1.7%

Acrisure LLC
7.00%, 11/15/2025(a)	235,000	235,852
10.13%, 8/1/2026(a)	240,000	266,361

Alliant Holdings Intermediate LLC
6.75%, 10/15/2027(a)	575,000	604,722

Assurant, Inc.
7.00%, 3/27/2048(b)	160,000	174,434

AssuredPartners, Inc.
7.00%, 8/15/2025(a)	280,000	288,572

Fidelity & Guaranty Life Holdings, Inc.
5.50%, 5/1/2025(a)	30,000	34,435

GTCR AP Finance, Inc.
8.00%, 5/15/2027(a)	275,000	294,250

Liberty Mutual Group, Inc.
7.80%, 3/15/2037(a)	275,000	337,872

NFP Corp.
6.88%, 8/15/2028(a)	1,040,000	1,010,100
		3,246,598

Interactive Media & Services – 0.2%

TripAdvisor, Inc.
7.00%, 7/15/2025(a)	310,000	323,059

Internet & Direct Marketing Retail – 1.0%

ANGI Group LLC
3.88%, 8/15/2028(a)	330,000	326,906

Getty Images, Inc.
9.75%, 3/1/2027(a)	150,000	152,034

See Accompanying Notes to the Financial Statements.

378	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Internet & Direct Marketing Retail – (continued)

Go Daddy Operating Co. LLC
5.25%, 12/1/2027(a)	$200,000	$209,875

Match Group Holdings II LLC
4.63%, 6/1/2028(a)	200,000	207,445
5.63%, 2/15/2029(a)	235,000	253,800

Photo Holdings Merger Sub, Inc.
8.50%, 10/1/2026(a)	485,000	451,884

QVC, Inc.
4.38%, 3/15/2023	250,000	259,688
5.45%, 8/15/2034	100,000	99,000
		1,960,632

IT Services – 1.1%

Banff Merger Sub, Inc.
9.75%, 9/1/2026(a)	570,000	599,925

Booz Allen Hamilton, Inc.
3.88%, 9/1/2028(a)	280,000	284,725

Cablevision Lightpath LLC
5.63%, 9/15/2028(a)	125,000	126,484

Flexential Intermediate Corp.
11.25%, 8/1/2024(a)	155,000	156,647

Northwest Fiber LLC
10.75%, 6/1/2028(a)	150,000	170,250

Presidio Holdings, Inc.
8.25%, 2/1/2028(a)	300,000	318,937

Unisys Corp.
6.88%, 11/1/2027(a)	125,000	129,688

VeriSign, Inc.
4.75%, 7/15/2027	300,000	318,563
		2,105,219

Leisure Products – 0.0%(f)

Vista Outdoor, Inc.
5.88%, 10/1/2023	75,000	75,930

Life Sciences Tools & Services – 0.1%

Avantor, Inc.
6.00%, 10/1/2024(a)	100,000	104,515

Charles River Laboratories International, Inc.
5.50%, 4/1/2026(a)	100,000	104,687
		209,202

Investments	Principal Amount	Value

Machinery – 1.7%

Apex Tool Group LLC
9.00%, 2/15/2023(a)	$45,000	$41,681

Cleaver-Brooks, Inc.
7.88%, 3/1/2023(a)	100,000	96,614

Granite US Holdings Corp.
11.00%, 10/1/2027(a)	150,000	156,375

Husky III Holding Ltd.
13.00%, 2/15/2025(a)(c)	250,000	265,156

JPW Industries Holding Corp.
9.00%, 10/1/2024(a)	100,000	92,500

Manitowoc Co., Inc. (The)
9.00%, 4/1/2026(a)	185,000	190,242

Maxim Crane Works Holdings Capital LLC
10.13%, 8/1/2024(a)	215,000	218,248

Meritor, Inc.
6.25%, 2/15/2024	100,000	102,125

Mueller Water Products, Inc.
5.50%, 6/15/2026(a)	100,000	103,644

Navistar International Corp.
6.63%, 11/1/2025(a)	400,000	414,080

Park-Ohio Industries, Inc.
6.63%, 4/15/2027	210,000	202,167

Terex Corp.
5.63%, 2/1/2025(a)	265,000	269,472

Titan Acquisition Ltd.
7.75%, 4/15/2026(a)	245,000	245,000

Vertical Holdco GmbH
7.63%, 7/15/2028(a)	400,000	415,750

Vertical US Newco, Inc.
5.25%, 7/15/2027(a)	150,000	154,661

Wabash National Corp.
5.50%, 10/1/2025(a)	100,000	100,386

Welbilt, Inc.
9.50%, 2/15/2024	110,000	111,879

Werner FinCo. LP
8.75%, 7/15/2025(a)	150,000	140,797
		3,320,777

Marine – 0.2%

Stena AB
7.00%, 2/1/2024(a)	310,000	295,630

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	379

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Media – 8.8%

Advantage Sales & Marketing, Inc.
6.50%, 11/15/2028(a)	$125,000	$122,344

Belo Corp.
7.25%, 9/15/2027	250,000	275,890

CSC Holdings LLC
7.50%, 4/1/2028(a)	600,000	657,750
5.75%, 1/15/2030(a)	450,000	481,635

Diamond Sports Group LLC
5.38%, 8/15/2026(a)	1,973,000	1,156,671
6.63%, 8/15/2027(a)	1,115,000	446,446

DISH DBS Corp.
5.00%, 3/15/2023	625,000	630,481
5.88%, 11/15/2024	785,000	790,888
7.75%, 7/1/2026	1,725,000	1,830,656

GCI LLC
4.75%, 10/15/2028(a)	240,000	248,178

Gray Television, Inc.
5.88%, 7/15/2026(a)	175,000	182,475
7.00%, 5/15/2027(a)	195,000	210,600

iHeartCommunications, Inc.
6.38%, 5/1/2026	100,000	104,312
8.38%, 5/1/2027	990,000	962,305
5.25%, 8/15/2027(a)	265,000	262,019

Liberty Interactive LLC
8.50%, 7/15/2029	190,000	205,876
8.25%, 2/1/2030	300,000	325,313

Meredith Corp.
6.88%, 2/1/2026	872,000	724,305

Midcontinent Communications
5.38%, 8/15/2027(a)	65,000	67,904

National CineMedia LLC
5.88%, 4/15/2028(a)	350,000	245,000

Nexstar Broadcasting, Inc.
5.63%, 7/15/2027(a)	200,000	208,813

Outfront Media Capital LLC
6.25%, 6/15/2025(a)	90,000	92,025

Quebecor Media, Inc.
5.75%, 1/15/2023	170,000	182,920

Radiate Holdco LLC
6.50%, 9/15/2028(a)	750,000	775,312

Sinclair Television Group, Inc.
5.63%, 8/1/2024(a)	130,000	129,980

Investments	Principal Amount	Value

Media – (continued)
5.13%, 2/15/2027(a)	$155,000	$146,088
5.50%, 3/1/2030(a)	325,000	306,082

Sirius XM Radio, Inc.
5.50%, 7/1/2029(a)	200,000	218,065

TEGNA, Inc.
4.63%, 3/15/2028(a)	200,000	197,716
5.00%, 9/15/2029	150,000	152,016

Terrier Media Buyer, Inc.
8.88%, 12/15/2027(a)	650,000	665,678

Univision Communications, Inc.
5.13%, 2/15/2025(a)	1,015,000	999,141
6.63%, 6/1/2027(a)	700,000	709,187

UPC Holding BV
5.50%, 1/15/2028(a)	310,000	320,656

Urban One, Inc.
7.38%, 4/15/2022(a)	35,000	32,673

Videotron Ltd.
5.13%, 4/15/2027(a)	300,000	318,000

Ziggo Bond Co. BV
6.00%, 1/15/2027(a)	775,000	805,516

Ziggo BV
5.50%, 1/15/2027(a)	445,000	462,509
		16,653,425

Metals & Mining – 2.0%

Alcoa Nederland Holding BV
6.13%, 5/15/2028(a)	200,000	215,083

Allegheny Technologies, Inc.
7.88%, 8/15/2023(d)	250,000	253,014

Arconic Corp.
6.13%, 2/15/2028(a)	100,000	105,551

Big River Steel LLC
6.63%, 1/31/2029(a)	585,000	603,647

Cleveland-Cliffs, Inc.
9.88%, 10/17/2025(a)	350,000	400,750
5.88%, 6/1/2027	90,000	87,618

Commercial Metals Co.
5.75%, 4/15/2026	85,000	88,014

Compass Minerals International, Inc.
6.75%, 12/1/2027(a)	140,000	152,097

FMG Resources August 2006 Pty. Ltd.
4.50%, 9/15/2027(a)	55,000	58,994

See Accompanying Notes to the Financial Statements.

380	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Metals & Mining – (continued)

IAMGOLD Corp.
5.75%, 10/15/2028(a)	$295,000	$295,605

Infrabuild Australia Pty. Ltd.
12.00%, 10/1/2024(a)	200,000	199,000

Joseph T Ryerson & Son, Inc.
8.50%, 8/1/2028(a)	291,000	312,367

JW Aluminum Continuous Cast Co.
10.25%, 6/1/2026(a)	150,000	158,034

Kaiser Aluminum Corp.
6.50%, 5/1/2025(a)	150,000	159,375
4.63%, 3/1/2028(a)	325,000	320,674

Mineral Resources Ltd.
8.13%, 5/1/2027(a)	170,000	185,725

Northwest Acquisitions ULC
7.13%, 11/1/2022(a)(e)	255,000	2,869

Warrior Met Coal, Inc.
8.00%, 11/1/2024(a)	115,000	114,515
		3,712,932

Mortgage Real Estate Investment Trusts (REITs) – 0.3%

New Residential Investment Corp.
6.25%, 10/15/2025(a)	220,000	210,787

Starwood Property Trust, Inc.
5.00%, 12/15/2021	128,000	127,680
4.75%, 3/15/2025	200,000	194,625
		533,092

Multiline Retail – 0.4%

Macy’s, Inc.
8.38%, 6/15/2025(a)	650,000	679,601

Oil, Gas & Consumable Fuels – 10.7%

Antero Midstream Partners LP
5.38%, 9/15/2024	700,000	656,390
5.75%, 3/1/2027(a)	540,000	487,012

Antero Resources Corp.
5.13%, 12/1/2022	300,000	278,250

Ascent Resources Utica Holdings LLC
7.00%, 11/1/2026(a)	310,000	274,815
9.00%, 11/1/2027(a)	250,000	243,750

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Berry Petroleum Co. LLC
7.00%, 2/15/2026(a)	$140,000	$95,851

Blue Racer Midstream LLC
6.13%, 11/15/2022(a)	100,000	97,472

Buckeye Partners LP
5.60%, 10/15/2044	100,000	86,563

Calumet Specialty Products Partners LP
7.63%, 1/15/2022	11,000	10,928
7.75%, 4/15/2023	150,000	144,547
9.25%, 7/15/2024(a)	19,000	20,805
11.00%, 4/15/2025(a)	220,000	213,444

Cenovus Energy, Inc.
3.80%, 9/15/2023	190,000	193,091
4.25%, 4/15/2027	200,000	203,777
6.75%, 11/15/2039	125,000	139,144

Centennial Resource Production LLC
6.88%, 4/1/2027(a)	345,000	127,790

Cheniere Energy Partners LP
5.25%, 10/1/2025	430,000	437,826
5.63%, 10/1/2026	260,000	267,358

Citgo Holding, Inc.
9.25%, 8/1/2024(a)	490,000	411,600

CITGO Petroleum Corp.
7.00%, 6/15/2025(a)	280,000	259,756

CNX Resources Corp.
7.25%, 3/14/2027(a)	240,000	253,505

Comstock Resources, Inc.
7.50%, 5/15/2025(a)	280,000	278,656
9.75%, 8/15/2026	630,000	664,650

Crestwood Midstream Partners LP
6.25%, 4/1/2023(d)	150,000	145,677
5.75%, 4/1/2025	100,000	91,750
5.63%, 5/1/2027(a)	150,000	131,719

CVR Energy, Inc.
5.75%, 2/15/2028(a)	450,000	308,250

DCP Midstream LP
Series A, 7.38%, 12/15/2022(b)(g)	250,000	162,677

Energy Ventures Gom LLC
11.00%, 2/15/2023(a)	100,000	74,114

EnLink Midstream LLC
5.38%, 6/1/2029	50,000	42,900

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	381

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

EnLink Midstream Partners LP
Series C, 6.00%, 12/15/2022(b)(g)	$50,000	$21,250
4.15%, 6/1/2025	745,000	642,719
5.45%, 6/1/2047	185,000	119,286

Enviva Partners LP
6.50%, 1/15/2026(a)	220,000	232,512

EQM Midstream Partners LP
6.00%, 7/1/2025(a)	175,000	179,594

Genesis Energy LP
6.50%, 10/1/2025	125,000	103,984
7.75%, 2/1/2028	565,000	469,481

Global Partners LP
6.88%, 1/15/2029(a)	125,000	129,053

Gran Tierra Energy International Holdings Ltd.
6.25%, 2/15/2025(a)	400,000	141,000

Harvest Midstream I LP
7.50%, 9/1/2028(a)	375,000	373,125

Hilcorp Energy I LP
5.00%, 12/1/2024(a)	300,000	278,594
6.25%, 11/1/2028(a)	235,000	216,087

Indigo Natural Resources LLC
6.88%, 2/15/2026(a)	110,000	108,350

Ithaca Energy North Sea plc
9.38%, 7/15/2024(a)	200,000	174,498

Magnolia Oil & Gas Operating LLC
6.00%, 8/1/2026(a)	150,000	144,000

Martin Midstream Partners LP
11.50%, 2/28/2025(a)	115,000	104,937

Matador Resources Co.
5.88%, 9/15/2026	280,000	225,750

MEG Energy Corp.
7.00%, 3/31/2024(a)	222,000	211,455
7.13%, 2/1/2027(a)	475,000	428,559

Moss Creek Resources Holdings, Inc.
10.50%, 5/15/2027(a)	300,000	155,568

Murphy Oil Corp.
6.88%, 8/15/2024	128,000	114,720
5.75%, 8/15/2025	180,000	148,319
5.88%, 12/1/2027	360,000	284,407

Investments	Principal Amount	Value

Oil, Gas & Consumable Fuels – (continued)

Natural Resource Partners LP
9.13%, 6/30/2025(a)	$150,000	$134,422

Neptune Energy Bondco plc
6.63%, 5/15/2025(a)	200,000	174,500

NGL Energy Partners LP
7.50%, 11/1/2023	445,000	240,952
6.13%, 3/1/2025	225,000	113,062
7.50%, 4/15/2026	285,000	147,022

Oasis Petroleum, Inc.
6.88%, 3/15/2022(e)	200,000	39,700
6.25%, 5/1/2026(a)(e)	100,000	22,000

Occidental Petroleum Corp.
6.95%, 7/1/2024	120,000	113,700
3.45%, 7/15/2024	35,000	28,437
8.00%, 7/15/2025	115,000	112,341
5.55%, 3/15/2026	250,000	217,855
3.40%, 4/15/2026	575,000	450,832
3.20%, 8/15/2026	350,000	271,031
8.50%, 7/15/2027	215,000	205,728
6.63%, 9/1/2030	100,000	87,780
6.45%, 9/15/2036	325,000	263,737
6.60%, 3/15/2046	250,000	207,448

Par Petroleum LLC
7.75%, 12/15/2025(a)	100,000	81,365

Parkland Corp.
5.88%, 7/15/2027(a)	390,000	403,244

PBF Holding Co. LLC
9.25%, 5/15/2025(a)	395,000	351,125
7.25%, 6/15/2025	270,000	112,556
6.00%, 2/15/2028(a)	895,000	346,209

PBF Logistics LP
6.88%, 5/15/2023	100,000	78,750

QEP Resources, Inc.
5.38%, 10/1/2022	290,000	255,744

Range Resources Corp.
5.00%, 3/15/2023	360,000	349,954
4.88%, 5/15/2025	400,000	372,000

Rockies Express Pipeline LLC
6.88%, 4/15/2040(a)	90,000	92,700

Rockpoint Gas Storage Canada Ltd.
7.00%, 3/31/2023(a)	100,000	93,063

Ruby Pipeline LLC
7.25%, 4/1/2022(a)(d)	125,758	107,982

See Accompanying Notes to the Financial Statements.

382	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Oil, Gas & Consumable Fuels – (continued)

Seven Generations Energy Ltd.
5.38%, 9/30/2025(a)	$225,000	$214,955

SM Energy Co.
6.75%, 9/15/2026	100,000	38,856

Southwestern Energy Co.
6.45%, 1/23/2025(d)	665,000	667,494
7.75%, 10/1/2027	175,000	181,234

Summit Midstream Holdings LLC
5.50%, 8/15/2022	100,000	80,750
5.75%, 4/15/2025	300,000	195,344

Sunoco LP
4.88%, 1/15/2023	350,000	353,901

Tallgrass Energy Partners LP
5.50%, 9/15/2024(a)	250,000	240,870
5.50%, 1/15/2028(a)	350,000	322,663

Topaz Solar Farms LLC
5.75%, 9/30/2039(a)	96,618	109,845

Vine Oil & Gas LP
9.75%, 4/15/2023(a)	550,000	414,563

W&T Offshore, Inc.
9.75%, 11/1/2023(a)	215,000	140,288
		20,247,317

Paper & Forest Products – 0.3%

Mercer International, Inc.
7.38%, 1/15/2025	450,000	458,440

Schweitzer-Mauduit International, Inc.
6.88%, 10/1/2026(a)	100,000	105,856
		564,296

Personal Products – 0.1%

Avon Products, Inc.
7.00%, 3/15/2023(d)	110,000	119,006

Prestige Brands, Inc.
5.13%, 1/15/2028(a)	145,000	150,891

		269,897

Pharmaceuticals – 1.4%

Bausch Health Americas, Inc.
9.25%, 4/1/2026(a)	380,000	419,444
8.50%, 1/31/2027(a)	500,000	547,417

Investments	Principal Amount	Value

Pharmaceuticals – (continued)

Bausch Health Cos., Inc.
6.13%, 4/15/2025(a)	$815,000	$837,616
7.00%, 1/15/2028(a)	170,000	180,063

Catalent Pharma Solutions, Inc.
4.88%, 1/15/2026(a)	200,000	204,712

Cheplapharm Arzneimittel GmbH
5.50%, 1/15/2028(a)	125,000	126,745

Elanco Animal Health, Inc.
5.90%, 8/28/2028(d)	100,000	116,707

HLF Financing Sarl LLC
7.25%, 8/15/2026(a)	265,000	273,198
		2,705,902

Professional Services – 0.2%

AMN Healthcare, Inc.
5.13%, 10/1/2024(a)	110,000	112,844
4.63%, 10/1/2027(a)	110,000	112,681

ASGN, Inc.
4.63%, 5/15/2028(a)	100,000	102,998
		328,523

Real Estate Management & Development – 1.1%

Forestar Group, Inc.
8.00%, 4/15/2024(a)	320,000	333,966
5.00%, 3/1/2028(a)	150,000	149,260

Greystar Real Estate Partners LLC
5.75%, 12/1/2025(a)	100,000	101,750

Howard Hughes Corp. (The)
5.38%, 8/1/2028(a)	450,000	455,344

Hunt Cos., Inc.
6.25%, 2/15/2026(a)	430,000	414,049

Kennedy-Wilson, Inc.
5.88%, 4/1/2024	425,000	410,656

Newmark Group, Inc.
6.13%, 11/15/2023	135,000	142,985

Realogy Group LLC
4.88%, 6/1/2023(a)	110,000	109,794
		2,117,804

Road & Rail – 1.1%

AerCap Global Aviation Trust
6.50%, 6/15/2045(a) (b)	200,000	177,500

Algeco Global Finance plc
8.00%, 2/15/2023(a)	310,000	307,866

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	383

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Road & Rail – (continued)

Capitol Investment Merger Sub 2 LLC
10.00%, 8/1/2024(a)	$125,000	$132,877

Kenan Advantage Group, Inc. (The)
7.88%, 7/31/2023(a)	160,000	160,583

Uber Technologies, Inc.
7.50%, 9/15/2027(a)	1,085,000	1,135,453
6.25%, 1/15/2028(a)	200,000	203,000
		2,117,279

Semiconductors & Semiconductor Equipment – 0.0%(f)

Entegris, Inc.
4.63%, 2/10/2026(a)	100,000	102,875

Software – 2.4%

ACI Worldwide, Inc.
5.75%, 8/15/2026(a)	200,000	211,712

Blackboard, Inc.
10.38%, 11/15/2024(a)	150,000	151,969

Camelot Finance SA
4.50%, 11/1/2026(a)	225,000	234,422

Castle US Holding Corp.
9.50%, 2/15/2028(a)	190,000	180,945

CDK Global, Inc.
5.88%, 6/15/2026	50,000	52,156
4.88%, 6/1/2027	50,000	51,910

Change Healthcare Holdings LLC
5.75%, 3/1/2025(a)	340,000	340,279

Granite Merger Sub 2, Inc.
11.00%, 7/15/2027(a)	175,000	190,389

j2 Cloud Services LLC
6.00%, 7/15/2025(a)	245,000	256,907

Logan Merger Sub, Inc.
5.50%, 9/1/2027(a)	625,000	634,375

Open Text Corp.
5.88%, 6/1/2026(a)	300,000	312,375

Open Text Holdings, Inc.
4.13%, 2/15/2030(a)	210,000	218,261

PTC, Inc.
3.63%, 2/15/2025(a)	180,000	183,600

Investments	Principal Amount	Value

Software – (continued)

SS&C Technologies, Inc.
5.50%, 9/30/2027(a)	$510,000	$542,681

Veritas US, Inc.
10.50%, 2/1/2024(a)	1,020,000	949,768
		4,511,749

Specialty Retail – 3.2%

AAG FH LP
9.75%, 7/15/2024(a)	100,000	94,250

Abercrombie & Fitch Management Co.
8.75%, 7/15/2025(a)	150,000	160,594

Asbury Automotive Group, Inc.
4.50%, 3/1/2028(a)	250,000	254,844

Carvana Co.
5.88%, 10/1/2028(a)	125,000	123,620

eG Global Finance plc
6.75%, 2/7/2025(a)	500,000	490,750
8.50%, 10/30/2025(a)	200,000	204,900

Gap, Inc. (The)
8.88%, 5/15/2027(a)	350,000	400,645

J Crew Brand LLC
13.00%, 9/15/2021(a)(e)	30,000	16,200

Ken Garff Automotive LLC
4.88%, 9/15/2028(a)	125,000	124,087

L Brands, Inc.
5.63%, 10/15/2023	165,000	172,751
5.25%, 2/1/2028	175,000	172,703
7.50%, 6/15/2029	367,000	393,446
6.63%, 10/1/2030(a)	225,000	236,672

Michaels Stores, Inc.
8.00%, 7/15/2027(a)	185,000	190,863
4.75%, 10/1/2027(a)	100,000	97,900

Murphy Oil USA, Inc.
5.63%, 5/1/2027	50,000	52,678

Party City Holdings, Inc.
(ICE LIBOR USD 6 Month + 5.00%, 5.75% Floor), 5.75%, 7/15/2025(a)(h)	108,825	76,722

PetSmart, Inc.
5.88%, 6/1/2025(a)	34,000	34,821

Sally Holdings LLC
5.63%, 12/1/2025	300,000	297,975

See Accompanying Notes to the Financial Statements.

384	FLEXSHARES ANNUAL REPORT

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Specialty Retail – (continued)

Sonic Automotive, Inc.
6.13%, 3/15/2027	$150,000	$155,062

Staples, Inc.
7.50%, 4/15/2026(a)	1,290,000	1,208,304
10.75%, 4/15/2027(a)	625,000	497,656

TPro Acquisition Corp.
11.00%, 10/15/2024(a)	190,000	191,425

White Cap Buyer LLC
6.88%, 10/15/2028(a)	425,000	436,422
		6,085,290

Technology Hardware, Storage & Peripherals – 0.7%

Dell International LLC
7.13%, 6/15/2024(a)	25,000	25,932

Diebold Nixdorf, Inc.
9.38%, 7/15/2025(a)	165,000	175,416

NCR Corp.
6.13%, 9/1/2029(a)	355,000	372,462

Western Digital Corp.
4.75%, 2/15/2026	130,000	140,179

Xerox Corp.
6.75%, 12/15/2039	25,000	26,395

Xerox Holdings Corp.
5.50%, 8/15/2028(a)	655,000	647,844
		1,388,228

Textiles, Apparel & Luxury Goods – 0.5%

Eagle Intermediate Global Holding BV
7.50%, 5/1/2025(a)	550,000	387,750

G-III Apparel Group Ltd.
7.88%, 8/15/2025(a)	265,000	269,306

William Carter Co. (The)
5.63%, 3/15/2027(a)	100,000	105,125

Wolverine World Wide, Inc.
5.00%, 9/1/2026(a)	200,000	202,125
		964,306

Thrifts & Mortgage Finance – 0.8%

Freedom Mortgage Corp.
7.63%, 5/1/2026(a)	395,000	394,261

Ladder Capital Finance Holdings LLLP
REIT, 5.25%, 3/15/2022(a)	115,000	111,982

Investments	Principal Amount	Value

Thrifts & Mortgage Finance – (continued)
REIT, 4.25%, 2/1/2027(a)	$100,000	$86,625

NMI Holdings, Inc.
7.38%, 6/1/2025(a)	100,000	109,144

PennyMac Financial Services, Inc.
5.38%, 10/15/2025(a)	125,000	127,619

Provident Funding Associates LP
6.38%, 6/15/2025(a)	180,000	177,484

Quicken Loans LLC
3.63%, 3/1/2029(a)	200,000	197,375

Radian Group, Inc.
6.63%, 3/15/2025	270,000	292,781
		1,497,271

Tobacco – 0.4%

Vector Group Ltd.
6.13%, 2/1/2025(a)	415,000	414,741
10.50%, 11/1/2026(a)	270,000	278,606
		693,347

Trading Companies & Distributors – 0.6%

Ahern Rentals, Inc.
7.38%, 5/15/2023(a)	360,000	232,425

Brightstar Escrow Corp.
9.75%, 10/15/2025(a)	125,000	124,964

Fortress Transportation & Infrastructure Investors LLC
6.75%, 3/15/2022(a)	270,000	268,566
6.50%, 10/1/2025(a)	400,000	395,542
9.75%, 8/1/2027(a)	50,000	53,312

HD Supply, Inc.
5.38%, 10/15/2026(a)	100,000	104,791
		1,179,600

Transportation Infrastructure – 0.2%

North Queensland Export Terminal Pty. Ltd.
4.45%, 12/15/2022(a)	315,000	296,257

Wireless Telecommunication Services – 1.4%

C&W Senior Financing DAC
7.50%, 10/15/2026(a)	100,000	105,590
6.88%, 9/15/2027(a)	470,000	496,085

Connect Finco SARL
6.75%, 10/1/2026(a)	825,000	832,219

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	385

FlexShares® High Yield Value-Scored Bond Index Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Wireless Telecommunication Services – (continued)

Hughes Satellite Systems Corp.
6.63%, 8/1/2026	$105,000	$114,102

Sprint Corp.
7.13%, 6/15/2024	250,000	287,865
7.63%, 2/15/2025	40,000	47,275
7.63%, 3/1/2026	40,000	48,739

T-Mobile USA, Inc.
6.50%, 1/15/2026	500,000	521,625
4.50%, 2/1/2026	5,000	5,134

Vodafone Group plc
7.00%, 4/4/2079(b)	200,000	237,520
		2,696,154
Total Corporate Bonds (Cost $186,120,049)		184,334,452
	Shares

COMMON STOCKS – 0.0%(f)

Oil, Gas & Consumable Fuels – 0.0%(f)
Whiting Petroleum Corp.* (Cost $31)	1	11
Total Investments – 97.2% (Cost $186,120,080)		184,334,463

Other assets less liabilities – 2.8%		5,288,472
NET ASSETS – 100.0%		$189,622,935

*	Non-income producing security.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(c)	Payment in-kind security.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(e)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(f)	Represents less than 0.05% of net assets.

(g)	Perpetual security. The rate reflected was the rate in effect on October 31, 2020. The maturity date reflects the next call date.

(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SCA – Limited partnership with share capital

USD – US Dollar

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,678,611
Aggregate gross unrealized depreciation	(6,813,726)
Net unrealized depreciation	$(2,135,115)
Federal income tax cost	$186,469,578

See Accompanying Notes to the Financial Statements.

386	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2020

Investments	Principal Amount	Value

CORPORATE BONDS – 84.3%

Aerospace & Defense – 0.4%

Boeing Co. (The)
2.30%, 8/1/2021	$580,000	$586,089
8.75%, 8/15/2021	827,000	876,513

Northrop Grumman Corp.
3.50%, 3/15/2021	204,000	206,391
		1,668,993

Agricultural & Farm Machinery – 0.3%

CNH Industrial Capital LLC
3.88%, 10/15/2021	500,000	513,457
1.95%, 7/2/2023	730,000	742,899
		1,256,356

Agricultural Products – 0.5%

Cargill, Inc.
1.38%, 7/23/2023(a)	2,100,000	2,148,961

Air Freight & Logistics – 0.4%

FedEx Corp.
2.63%, 8/1/2022	1,000,000	1,036,750

United Parcel Service, Inc.
2.05%, 4/1/2021	895,000	901,530
		1,938,280

Apparel, Accessories & Luxury Goods – 0.3%

VF Corp.
2.05%, 4/23/2022	1,500,000	1,535,125

Application Software – 0.2%

Intuit, Inc.
0.65%, 7/15/2023	1,040,000	1,047,912

Asset Management & Custody Banks – 0.2%

Ameriprise Financial, Inc.
3.00%, 3/22/2022	900,000	933,118

Automobile Manufacturers – 3.8%

BMW US Capital LLC
(ICE LIBOR USD 3 Month + 0.41%), 0.63%, 4/12/2021(a) (b)	1,500,000	1,502,050
3.80%, 4/6/2023(a)	1,500,000	1,612,509

Investments	Principal Amount	Value

Automobile Manufacturers – (continued)

Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.45%), 0.71%, 2/22/2021(a) (b)	$3,565,000	$3,567,760
3.00%, 2/22/2021(a)	650,000	654,906
2.88%, 3/10/2021(a)	2,100,000	2,118,151
2.00%, 7/6/2021(a)	1,025,000	1,035,171

Hyundai Capital America
2.85%, 11/1/2022(a)	1,270,000	1,314,691
1.25%, 9/18/2023(a)	910,000	912,774

Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.63%), 0.86%, 9/21/2021(a) (b)	762,000	757,811

Toyota Motor Corp.
2.16%, 7/2/2022	1,000,000	1,030,587

Volkswagen Group of America Finance LLC
(ICE LIBOR USD 3 Month + 0.77%), 1.02%, 11/13/2020(a) (b)	3,500,000	3,500,700
		18,007,110

Automotive Retail – 0.5%

AutoZone, Inc.
3.70%, 4/15/2022	2,000,000	2,077,719

Biotechnology – 0.5%

Gilead Sciences, Inc.
0.75%, 9/29/2023	2,300,000	2,305,941

Broadcasting – 0.2%

Fox Corp.
3.67%, 1/25/2022	800,000	831,972

Cable & Satellite – 0.2%

Comcast Corp.
(ICE LIBOR USD 3 Month + 0.63%), 0.87%, 4/15/2024(b)	1,100,000	1,112,549

Communications Equipment – 0.7%

Cisco Systems, Inc.
2.20%, 2/28/2021	3,336,000	3,357,435

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	387

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Consumer Finance – 5.8%

American Express Co.
3.00%, 2/22/2021	$520,000	$523,169
(ICE LIBOR USD 3 Month + 0.53%), 0.81%, 5/17/2021(b)	2,812,000	2,818,565

American Honda Finance Corp.
(ICE LIBOR USD 3 Month + 0.35%), 0.60%, 6/11/2021(b)	1,200,000	1,202,409
1.70%, 9/9/2021	500,000	506,064
(ICE LIBOR USD 3 Month + 0.37%), 0.61%, 5/10/2023(b)	2,500,000	2,502,344
0.88%, 7/7/2023	2,670,000	2,693,111

Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.95%), 1.19%, 3/9/2022(b)	235,000	237,086

Caterpillar Financial Services Corp.
(ICE LIBOR USD 3 Month + 0.23%), 0.48%, 3/15/2021(b)	160,000	160,149
Series I, (ICE LIBOR USD 3 Month + 0.39%), 0.67%, 5/17/2021(b)	1,275,000	1,277,694
(ICE LIBOR USD 3 Month + 0.28%), 0.53%, 9/7/2021(b)	2,091,000	2,095,514
(ICE LIBOR USD 3 Month + 0.22%), 0.45%, 1/6/2022(b)	2,710,000	2,713,574

General Motors Financial Co., Inc.
3.45%, 1/14/2022	1,020,000	1,046,961

John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.26%), 0.51%, 9/10/2021(b)	1,554,000	1,557,521
0.40%, 10/10/2023	1,200,000	1,201,423

PACCAR Financial Corp.
2.00%, 9/26/2022	200,000	206,185
2.65%, 4/6/2023	1,000,000	1,055,766
0.80%, 6/8/2023	380,000	383,242
0.35%, 8/11/2023	900,000	899,508

Investments	Principal Amount	Value

Consumer Finance – (continued)

Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.29%), 0.51%, 10/7/2021(b)	$1,200,000	$1,202,705
1.15%, 5/26/2022	3,000,000	3,038,279
		27,321,269

Data Processing & Outsourced Services – 1.4%

PayPal Holdings, Inc.
2.20%, 9/26/2022	900,000	930,570
1.35%, 6/1/2023	5,640,000	5,764,089
		6,694,659

Diversified Banks – 24.1%

Australia & New Zealand Banking Group Ltd.
2.30%, 6/1/2021	4,010,000	4,059,933
2.05%, 11/21/2022	1,900,000	1,965,160

Bank of America Corp.
2.63%, 4/19/2021	3,000,000	3,032,491
(ICE LIBOR USD 3 Month + 0.38%), 0.59%, 1/23/2022(b)	1,742,000	1,743,045
(SOFR + 0.73%), 0.81%, 10/24/2024(b)	4,000,000	4,006,551

Bank of Montreal
Series D, 3.10%, 4/13/2021	1,650,000	1,671,415
2.90%, 3/26/2022	2,500,000	2,590,081

Bank of Nova Scotia (The)
(ICE LIBOR USD 3 Month + 0.29%), 0.52%, 1/8/2021(b)	670,000	670,371
1.63%, 5/1/2023	2,000,000	2,054,678

Banque Federative du Credit Mutuel SA
2.13%, 11/21/2022(a)	1,400,000	1,446,391

Barclays Bank plc
1.70%, 5/12/2022	1,090,000	1,110,698

BNP Paribas SA
5.00%, 1/15/2021	1,195,000	1,206,461
2.95%, 5/23/2022(a)	1,300,000	1,348,715

Canadian Imperial Bank of Commerce
(SOFR + 0.80%), 0.89%, 3/17/2023(b)	2,400,000	2,416,582

See Accompanying Notes to the Financial Statements.

388	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Banks – (continued)

Citibank NA
(ICE LIBOR USD 3 Month + 0.57%), 0.78%, 7/23/2021(b)	$900,000	$902,672
3.16%, 2/19/2022(c)	2,000,000	2,016,702

Citigroup, Inc.
2.70%, 3/30/2021	500,000	504,941

Cooperatieve Rabobank UA
2.50%, 1/19/2021	1,130,000	1,135,624
(ICE LIBOR USD 3 Month + 0.43%), 0.64%, 4/26/2021(b)	1,380,000	1,382,617
(ICE LIBOR USD 3 Month + 0.48%), 0.70%, 1/10/2023(b)	1,000,000	1,005,534

DBS Group Holdings Ltd.
2.85%, 4/16/2022(a)	1,200,000	1,239,764

HSBC Holdings plc
3.26%, 3/13/2023(c)	1,100,000	1,137,328

JPMorgan Chase & Co.
4.63%, 5/10/2021	1,600,000	1,636,431
3.21%, 4/1/2023(c)	1,000,000	1,039,219
2.78%, 4/25/2023(c)	100,000	103,488
1.51%, 6/1/2024(c)	3,650,000	3,730,563

Lloyds Banking Group plc
2.86%, 3/17/2023(c)	2,600,000	2,674,864
1.33%, 6/15/2023(c)	400,000	403,328

Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.65%), 0.86%, 7/26/2021(b)	695,000	697,957
3.22%, 3/7/2022	1,200,000	1,244,743
2.62%, 7/18/2022	3,970,000	4,118,697

Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.61%), 0.86%, 9/8/2024(b)	3,100,000	3,100,529

National Australia Bank Ltd.
(ICE LIBOR USD 3 Month + 0.71%), 0.96%, 11/4/2021(a) (b)	2,000,000	2,012,462
(ICE LIBOR USD 3 Month + 0.41%), 0.66%, 12/13/2022(a) (b)	1,000,000	1,004,259

Investments	Principal Amount	Value

Diversified Banks – (continued)

Nordea Bank Abp
1.00%, 6/9/2023(a)	$640,000	$649,103

Royal Bank of Canada
(ICE LIBOR USD 3 Month + 0.73%), 0.98%, 2/1/2022(b)	1,813,000	1,829,029
(ICE LIBOR USD 3 Month + 0.36%), 0.58%, 1/17/2023(b)	1,000,000	1,003,388
(SOFR + 0.45%), 0.54%, 10/26/2023(b)	3,500,000	3,502,083
1.15%, 6/10/2025	1,300,000	1,321,883

Santander UK Group Holdings plc
2.88%, 8/5/2021	5,500,000	5,601,420

Santander UK plc
(ICE LIBOR USD 3 Month + 0.62%), 0.87%, 6/1/2021(b)	672,000	673,966

Skandinaviska Enskilda Banken AB
2.63%, 3/15/2021	850,000	857,601
(ICE LIBOR USD 3 Month + 0.43%), 0.71%, 5/17/2021(a) (b)	1,110,000	1,112,545
2.20%, 12/12/2022(a)	600,000	622,293
(ICE LIBOR USD 3 Month + 0.32%), 0.57%, 9/1/2023(a) (b)	3,000,000	2,996,426

Sumitomo Mitsui Financial Group, Inc.
2.06%, 7/14/2021	1,941,000	1,965,373

Sumitomo Mitsui Trust Bank Ltd.
0.80%, 9/12/2023(a)	1,300,000	1,305,771

Svenska Handelsbanken AB
2.45%, 3/30/2021	300,000	302,705
(ICE LIBOR USD 3 Month + 0.47%), 0.73%, 5/24/2021(b)	2,800,000	2,807,503
3.35%, 5/24/2021	2,480,000	2,523,104
0.63%, 6/30/2023(a)	1,500,000	1,505,592

Swedbank AB
1.30%, 6/2/2023(a)	400,000	407,439
0.60%, 9/25/2023(a)	2,470,000	2,468,024

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	389

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Diversified Banks – (continued)

Toronto-Dominion Bank (The)
(ICE LIBOR USD 3 Month + 0.27%), 0.52%, 3/17/2021(b)	$1,125,000	$1,126,198
(ICE LIBOR USD 3 Month + 0.43%), 0.68%, 6/11/2021(b)	4,150,000	4,160,883
(ICE LIBOR USD 3 Month + 0.30%), 0.51%, 7/30/2021(b)	2,300,000	2,304,290
0.45%, 9/11/2023	2,000,000	1,997,780

US Bank NA
(ICE LIBOR USD 3 Month + 0.31%), 0.56%, 2/4/2021(b)	2,500,000	2,501,334
(ICE LIBOR USD 3 Month + 0.18%), 0.39%, 1/21/2022(b)	2,000,000	2,003,087

Wells Fargo & Co.
3.07%, 1/24/2023	600,000	618,248

Westpac Banking Corp.
2.65%, 1/25/2021	105,000	105,580
(ICE LIBOR USD 3 Month + 0.85%), 1.07%, 1/11/2022(b)	1,500,000	1,512,723
(ICE LIBOR USD 3 Month + 0.57%), 0.79%, 1/11/2023(b)	1,035,000	1,043,653
(ICE LIBOR USD 3 Month + 0.39%), 0.61%, 1/13/2023(b)	1,100,000	1,105,859
2.00%, 1/13/2023	510,000	528,026
		112,877,203

Diversified Capital Markets – 1.8%

Credit Suisse AG
2.10%, 11/12/2021	700,000	712,424
(SOFR + 0.45%), 0.54%, 2/4/2022(b)	4,000,000	4,004,319
2.80%, 4/8/2022	2,300,000	2,380,845

Macquarie Bank Ltd.
2.10%, 10/17/2022(a)	700,000	721,932

UBS Group AG
3.49%, 5/23/2023(a)	620,000	646,369
		8,465,889

Investments	Principal Amount	Value

Diversified Chemicals – 0.7%

LYB International Finance III LLC
(ICE LIBOR USD 3 Month + 1.00%), 1.23%, 10/1/2023(b)	$3,240,000	$3,242,352

Electric Utilities – 2.5%

Duke Energy Corp.
(ICE LIBOR USD 3 Month + 0.50%), 0.76%, 5/14/2021(a) (b)	2,000,000	2,004,467
1.80%, 9/1/2021	315,000	318,353
3.55%, 9/15/2021	150,000	153,017
2.40%, 8/15/2022	250,000	258,349

Duke Energy Florida LLC
Series A, (ICE LIBOR USD 3 Month + 0.25%), 0.48%, 11/26/2021(b)	600,000	600,831

Duke Energy Progress LLC
Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.43%, 2/18/2022(b)	2,600,000	2,600,586

Florida Power & Light Co.
(ICE LIBOR USD 3 Month + 0.38%), 0.60%, 7/28/2023(b)	940,000	940,478

NextEra Energy Capital Holdings, Inc.
2.40%, 9/1/2021	2,487,000	2,530,065
2.90%, 4/1/2022	1,352,000	1,398,618

PPL Electric Utilities Corp.
(ICE LIBOR USD 3 Month + 0.25%), 0.47%, 9/28/2023(b)	850,000	850,540
		11,655,304

Financial Exchanges & Data – 0.6%

Intercontinental Exchange, Inc.
0.70%, 6/15/2023	1,600,000	1,611,104
(ICE LIBOR USD 3 Month + 0.65%), 0.90%, 6/15/2023(b)	1,300,000	1,304,183
		2,915,287

See Accompanying Notes to the Financial Statements.

390	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Food Retail – 0.9%

Kroger Co. (The)
3.30%, 1/15/2021	$3,003,000	$3,014,059
2.60%, 2/1/2021	1,235,000	1,238,604
		4,252,663

Gas Utilities – 0.6%

CenterPoint Energy Resources Corp.
3.55%, 4/1/2023	750,000	803,207

Dominion Energy Gas Holdings LLC
2.80%, 11/15/2020	550,000	550,400
Series A, (ICE LIBOR USD 3 Month + 0.60%), 0.85%, 6/15/2021(b)	1,300,000	1,304,112
		2,657,719

Health Care Distributors – 0.2%

McKesson Corp.
3.65%, 11/30/2020	762,000	763,951

Health Care Equipment – 0.7%

DH Europe Finance II Sarl
2.05%, 11/15/2022	3,300,000	3,405,774

Health Care Services – 1.0%

CVS Health Corp.
(ICE LIBOR USD 3 Month + 0.72%), 0.96%, 3/9/2021(b)	1,000,000	1,002,030
3.35%, 3/9/2021	2,514,000	2,540,210
2.13%, 6/1/2021	620,000	625,402
2.75%, 12/1/2022	610,000	635,330
3.70%, 3/9/2023	44,000	47,115
		4,850,087

Home Improvement Retail – 0.1%

Home Depot, Inc. (The)
4.40%, 4/1/2021	395,000	397,696
(ICE LIBOR USD 3 Month + 0.31%), 0.56%, 3/1/2022(b)	210,000	210,682
		608,378

Investments	Principal Amount	Value

Homebuilding – 0.2%

DR Horton, Inc.
2.55%, 12/1/2020	$1,047,000	$1,048,580

Household Appliances – 0.5%

Whirlpool Corp.
4.85%, 6/15/2021	2,448,000	2,512,534

Industrial Conglomerates – 1.1%

Honeywell International, Inc.
(ICE LIBOR USD 3 Month + 0.23%), 0.50%, 8/19/2022(b)	1,700,000	1,702,393

Roper Technologies, Inc.
3.00%, 12/15/2020	3,169,000	3,168,710
0.45%, 8/15/2022	290,000	290,552
		5,161,655

Industrial Machinery – 0.8%

Otis Worldwide Corp.
(ICE LIBOR USD 3 Month + 0.45%), 0.68%, 4/5/2023(b)	3,705,000	3,706,164

Insurance Brokers – 0.4%

Aon Corp.
2.20%, 11/15/2022	1,752,000	1,814,859

Integrated Oil & Gas – 3.4%

BP Capital Markets America, Inc.
2.94%, 4/6/2023	300,000	317,154

BP Capital Markets plc
(ICE LIBOR USD 3 Month + 0.25%), 0.51%, 11/24/2020(b)	1,766,000	1,766,381

Chevron Corp.
1.14%, 5/11/2023	1,280,000	1,303,194

Chevron USA, Inc.
(ICE LIBOR USD 3 Month + 0.20%), 0.46%, 8/11/2023(b)	6,770,000	6,780,791

Exxon Mobil Corp.
1.57%, 4/15/2023	1,751,000	1,800,264

Total Capital International SA
2.22%, 7/12/2021	3,700,000	3,745,231
		15,713,015

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	391

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Integrated Telecommunication Services – 1.8%

AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.95%), 1.19%, 7/15/2021(b)	$2,891,000	$2,909,084

Orange SA
4.13%, 9/14/2021	1,750,000	1,806,514

Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.00%), 1.24%, 3/16/2022(b)	3,870,000	3,920,915
		8,636,513

Internet & Direct Marketing Retail – 0.2%

Amazon.com, Inc.
0.40%, 6/3/2023	1,120,000	1,122,673

Investment Banking & Brokerage – 3.1%

Charles Schwab Corp. (The)
(ICE LIBOR USD 3 Month + 0.32%), 0.57%, 5/21/2021(b)	3,965,000	3,970,036
3.25%, 5/21/2021	590,000	598,329

Goldman Sachs Group, Inc. (The)
2.63%, 4/25/2021	930,000	938,519
2.35%, 11/15/2021	2,510,000	2,511,674

Morgan Stanley
(ICE LIBOR USD 3 Month + 1.40%), 1.61%, 4/21/2021(b)	1,500,000	1,509,319
5.50%, 7/28/2021	3,610,000	3,746,377
(ICE LIBOR USD 3 Month + 0.93%), 1.15%, 7/22/2022(b)	244,000	245,189
(SOFR + 0.70%), 0.79%, 1/20/2023(b)	1,200,000	1,204,379
		14,723,822

IT Consulting & Other Services – 0.8%

IBM Credit LLC
(ICE LIBOR USD 3 Month + 0.47%), 0.73%, 11/30/2020(b)	110,000	110,038
2.65%, 2/5/2021	600,000	603,739

Investments	Principal Amount	Value

IT Consulting & Other Services – (continued)

International Business Machines Corp.
(ICE LIBOR USD 3 Month + 0.40%), 0.65%, 5/13/2021(b)	$3,000,000	$3,005,849
		3,719,626

Life & Health Insurance – 1.8%

Athene Global Funding
1.20%, 10/13/2023(a)	2,400,000	2,404,569

Jackson National Life Global Funding
(ICE LIBOR USD 3 Month + 0.48%), 0.73%, 6/11/2021(a) (b)	500,000	501,057

MetLife, Inc.
3.05%, 12/15/2022(d)	500,000	528,764

Protective Life Global Funding
0.63%, 10/13/2023(a)	1,900,000	1,904,135

Prudential Financial, Inc.
4.50%, 11/15/2020	3,000,000	3,004,270
		8,342,795

Managed Health Care – 1.1%

Cigna Corp.
(ICE LIBOR USD 3 Month + 0.65%), 0.90%, 9/17/2021(b)	1,000,000	1,000,200
3.40%, 9/17/2021	400,000	410,706
(ICE LIBOR USD 3 Month + 0.89%), 1.13%, 7/15/2023(b)	2,000,000	2,021,747

UnitedHealth Group, Inc.
2.88%, 12/15/2021	1,020,000	1,047,485
2.38%, 10/15/2022	800,000	831,577
		5,311,715

Movies & Entertainment – 0.1%

Walt Disney Co. (The)
(ICE LIBOR USD 3 Month + 0.25%), 0.50%, 9/1/2021(b)	300,000	300,572

See Accompanying Notes to the Financial Statements.

392	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Multi-line Insurance – 0.5%

New York Life Global Funding
(ICE LIBOR USD 3 Month + 0.28%), 0.49%, 1/21/2022(a) (b)	$1,600,000	$1,604,287
1.10%, 5/5/2023(a)	500,000	508,117
		2,112,404

Multi-Sector Holdings – 0.3%

BNG Bank NV
0.75%, 4/17/2023(a)	1,200,000	1,213,359

Multi-Utilities – 1.1%

Dominion Energy, Inc.
Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.77%, 9/15/2023(b)	2,000,000	2,005,875

DTE Energy Co.
Series B, 3.30%, 6/15/2022	175,000	181,804
Series H, 0.55%, 11/1/2022	3,000,000	3,012,708
		5,200,387

Oil & Gas Equipment & Services – 0.0%(e)

Schlumberger Finance Canada Ltd.
2.20%, 11/20/2020(a)	25,000	25,022

Oil & Gas Refining & Marketing – 1.6%

Marathon Petroleum Corp.
3.40%, 12/15/2020	405,000	405,361

Phillips 66
4.30%, 4/1/2022	630,000	661,853
3.70%, 4/6/2023	600,000	642,414

Valero Energy Corp.
1.20%, 3/15/2024	5,840,000	5,725,525
		7,435,153

Oil & Gas Storage & Transportation – 0.6%

Energy Transfer Operating LP
4.65%, 6/1/2021	440,000	445,822

Enterprise Products Operating LLC
2.80%, 2/15/2021	2,500,000	2,518,653
		2,964,475

Investments	Principal Amount	Value

Other Diversified Financial Services – 0.7%

GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	$2,570,000	$2,571,718

Kreditanstalt fuer Wiederaufbau
2.38%, 3/24/2021	535,211	539,824
		3,111,542

Packaged Foods & Meats – 2.5%

Hershey Co. (The)
3.10%, 5/15/2021	670,000	679,943
0.90%, 6/1/2025	470,000	475,176

J M Smucker Co. (The)
3.00%, 3/15/2022	2,169,000	2,239,201

Kellogg Co.
4.00%, 12/15/2020	1,210,000	1,215,268

Mondelez International Holdings Netherlands BV
2.13%, 9/19/2022(a)	1,360,000	1,401,715

Mondelez International, Inc.
0.63%, 7/1/2022	2,510,000	2,520,064

Tyson Foods, Inc.
2.25%, 8/23/2021	2,710,000	2,745,947

Unilever Capital Corp.
0.38%, 9/14/2023	500,000	502,042
		11,779,356

Paper Products – 0.5%

Georgia-Pacific LLC
5.40%, 11/1/2020(a)	2,500,000	2,500,000

Pharmaceuticals – 1.8%

GlaxoSmithKline Capital plc
(ICE LIBOR USD 3 Month + 0.35%), 0.61%, 5/14/2021(b)	1,955,000	1,958,792
0.53%, 10/1/2023	2,190,000	2,189,066

Pfizer, Inc.
1.95%, 6/3/2021	550,000	555,677

Shire Acquisitions Investments Ireland DAC
2.40%, 9/23/2021	107,000	108,742

Upjohn, Inc.
1.13%, 6/22/2022(a)	3,379,000	3,410,753
		8,223,030

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	393

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Property & Casualty Insurance – 0.4%

Allstate Corp. (The)
(ICE LIBOR USD 3 Month + 0.43%), 0.65%, 3/29/2021(b)	$1,290,000	$1,292,144

Berkshire Hathaway Finance Corp.
4.25%, 1/15/2021	725,000	730,433
		2,022,577

Railroads – 1.1%

Burlington Northern Santa Fe LLC
4.10%, 6/1/2021	760,000	769,469

Union Pacific Corp.
3.20%, 6/8/2021	4,412,000	4,486,150
		5,255,619

Regional Banks – 2.6%

ABN AMRO Bank NV
(ICE LIBOR USD 3 Month + 0.57%), 0.82%, 8/27/2021(a) (b)	1,100,000	1,105,168

Capital One Bank USA NA
2.01%, 1/27/2023(c)	3,150,000	3,203,484

Citizens Bank NA
(ICE LIBOR USD 3 Month + 0.72%), 0.98%, 2/14/2022(b)	2,000,000	2,009,643

Fifth Third Bank NA
2.25%, 6/14/2021	460,000	464,906

Truist Bank
(ICE LIBOR USD 3 Month + 0.59%), 0.87%, 5/17/2022(b)	3,000,000	3,017,983

Truist Financial Corp.
3.05%, 6/20/2022	2,268,000	2,362,179
		12,163,363

Research & Consulting Services – 0.1%

Equifax, Inc.
(ICE LIBOR USD 3 Month + 0.87%), 1.15%, 8/15/2021(b)	200,000	200,756

Investments	Principal Amount	Value

Residential REITs – 0.2%

American Campus Communities Operating Partnership LP
REIT, 3.75%, 4/15/2023	$985,000	$1,037,760

Restaurants – 0.7%

McDonald’s Corp.
2.75%, 12/9/2020	954,000	955,724
(ICE LIBOR USD 3 Month + 0.43%), 0.65%, 10/28/2021(b)	2,225,000	2,232,923

Starbucks Corp.
1.30%, 5/7/2022	290,000	294,277
		3,482,924

Soft Drinks – 0.2%

PepsiCo, Inc.
0.40%, 10/7/2023	1,050,000	1,053,019

Specialized REITs – 0.4%

Crown Castle International Corp.
REIT, 3.15%, 7/15/2023	1,800,000	1,914,179

Specialty Chemicals – 1.5%

Albemarle Corp.
(ICE LIBOR USD 3 Month + 1.05%), 1.33%, 11/15/2022(b)	1,030,000	1,028,706

DuPont de Nemours, Inc.
(ICE LIBOR USD 3 Month + 0.71%), 0.99%, 11/15/2020(b)	2,072,000	2,072,497
3.77%, 11/15/2020	2,713,000	2,716,084
2.17%, 5/1/2023	1,076,000	1,086,616
		6,903,903

Systems Software – 0.7%

Microsoft Corp.
1.55%, 8/8/2021	3,000,000	3,026,568

Technology Hardware, Storage & Peripherals – 1.2%

Apple, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 0.74%, 2/9/2022(b)	332,000	334,024
1.70%, 9/11/2022	570,000	585,128

See Accompanying Notes to the Financial Statements.

394	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

CORPORATE BONDS – (continued)

Technology Hardware, Storage & Peripherals – (continued)
0.75%, 5/11/2023	$2,030,000	$2,051,129

Hewlett Packard Enterprise Co.
(ICE LIBOR USD 3 Month + 0.68%), 0.93%, 3/12/2021(b)	1,370,000	1,372,311
3.50%, 10/5/2021	800,000	821,196
2.25%, 4/1/2023	400,000	414,063
		5,577,851

Trading Companies & Distributors – 0.3%

Air Lease Corp.
(ICE LIBOR USD 3 Month + 0.67%), 0.92%, 6/3/2021(b)	500,000	498,780
3.75%, 2/1/2022	1,000,000	1,023,612
		1,522,392

Trucking – 1.4%

Penske Truck Leasing Co. LP
3.65%, 7/29/2021(a)	2,635,000	2,689,102

Ryder System, Inc.
3.50%, 6/1/2021	900,000	916,159
3.45%, 11/15/2021	1,835,000	1,887,743
2.88%, 6/1/2022	1,200,000	1,241,328
		6,734,332
Total Corporate Bonds (Cost $393,038,160)		395,506,500

ASSET-BACKED SECURITIES – 6.6%

BA Credit Card Trust
Series 2019-A1, Class A1, 1.74%, 1/15/2025	880,000	903,673

Barclays Dryrock Issuance Trust
Series 2019-1, Class A, 1.96%, 5/15/2025	700,000	718,903

BMW Vehicle Owner Trust
Series 2020-A, Class A2, 0.39%, 2/27/2023	1,400,000	1,401,168

Capital One Multi-Asset Execution Trust
Series 2019-A2, Class A2, 1.72%, 8/15/2024	900,000	923,407

CarMax Auto Owner Trust
Series 2019-1, Class A2A, 3.02%, 7/15/2022	27,486	27,518

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)
Series 2020-3, Class A2A, 0.49%, 6/15/2023	$350,000	$350,524

Chase Issuance Trust
Series 2020-A1, Class A1, 1.53%, 1/15/2025	2,300,000	2,361,796

Dell Equipment Finance Trust
Series 2019-1, Class A2, 2.78%, 8/23/2021(a)	174,931	175,569

Discover Card Execution Note Trust
Series 2019-A3, Class A, 1.89%, 10/15/2024	2,800,000	2,890,126

Drive Auto Receivables Trust
Series 2019-4, Class A2A, 2.32%, 6/15/2022	54,730	54,781
Series 2020-1, Class A2, 1.99%, 12/15/2022	224,105	224,915

Enterprise Fleet Financing LLC
Series 2019-2, Class A2, 2.29%, 2/20/2025(a)	950,523	967,274

Ford Credit Auto Owner Trust
Series 2020-A, Class A2, 1.03%, 10/15/2022	172,212	172,856
Series 2020-B, Class A2, 0.50%, 2/15/2023	2,300,000	2,302,636

Ford Credit Floorplan Master Owner Trust A
Series 2019-1, Class A, 2.84%, 3/15/2024	500,000	516,926

GM Financial Automobile Leasing Trust
Series 2019-3, Class A2A, 2.09%, 10/20/2021	237,352	237,964
Series 2020-1, Class A3, 1.67%, 12/20/2022	550,000	558,050

GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A2A, 1.50%, 3/16/2023	171,976	173,002

Honda Auto Receivables Owner Trust
Series 2020-2, Class A2, 0.74%, 11/15/2022	700,000	701,977

Hyundai Auto Receivables Trust
Series 2020-B, Class A2, 0.38%, 3/15/2023	1,000,000	1,000,696

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	395

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)

John Deere Owner Trust
Series 2020-B, Class A2, 0.41%, 3/15/2023	$500,000	$500,540

Mercedes-Benz Auto Lease Trust
Series 2020-B, Class A2, 0.31%, 2/15/2023	700,000	700,156

Mercedes-Benz Auto Receivables Trust
Series 2020-1, Class A2, 0.46%, 3/15/2023	900,000	901,495

Nissan Auto Lease Trust
Series 2019-B, Class A2A, 2.27%, 1/15/2021	754,557	757,357

Nissan Auto Receivables Owner Trust
Series 2019-A, Class A2A, 2.82%, 1/18/2022	163,425	163,621

Santander Drive Auto Receivables Trust
Series 2020-2, Class A2A, 0.62%, 5/15/2023	1,300,000	1,301,593

Synchrony Card Funding LLC
Series 2019-A1, Class A, 2.95%, 3/15/2025	2,000,000	2,066,170

Toyota Auto Receivables Owner Trust
Series 2020-C, Class A2, 0.36%, 2/15/2023	2,200,000	2,202,253

Verizon Owner Trust
Series 2020-A, Class A1A, 1.85%, 7/22/2024	1,500,000	1,538,076

Volkswagen Auto Loan Enhanced Trust
Series 2020-1, Class A2A, 0.93%, 12/20/2022	942,079	944,948

World Financial Network Credit Card Master Trust
Series 2019-B, Class A, 2.49%, 4/15/2026	1,000,000	1,031,557
Series 2019-C, Class A, 2.21%, 7/15/2026	1,000,000	1,032,859

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – (continued)

World Omni Automobile Lease Securitization Trust
Series 2020-B, Class A2, 0.32%, 9/15/2023	$1,400,000	$1,400,434
Total Asset-Backed Securities (Cost $30,750,825)		31,204,820

U.S. TREASURY OBLIGATIONS – 3.8%

U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield + 0.11%), 0.21%, 4/30/2022(b)	15,000,000	15,017,981
(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.16%, 7/31/2022(b)	3,000,000	3,000,397
Total U.S. Treasury Obligations (Cost $18,005,530)		18,018,378

FOREIGN GOVERNMENT SECURITIES – 0.8%

Japan Bank for International Cooperation
1.75%, 1/23/2023	800,000	824,782

Svensk Exportkredit AB
(ICE LIBOR USD 3 Month + 0.05%), 0.30%, 12/14/2020(b)	3,000,000	3,000,418
Total Foreign Government Securities (cost $3,798,087)		3,825,200

SUPRANATIONAL – 0.8%

European Investment Bank
(SOFR + 0.28%), 0.37%, 3/5/2024(a) (b)	2,900,000	2,899,023

Nordic Investment Bank
0.38%, 5/19/2023	800,000	802,257
Total Supranational (Cost $3,699,980)		3,701,280

See Accompanying Notes to the Financial Statements.

396	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value

MUNICIPAL BONDS – 0.7%

University of Missouri, System Facilities Revenue Bonds
Series 2020-A, 1.47%, 11/1/2023	$1,000,000	$1,026,720

Miami-Dade County, Capital Asset Acquisition Special Obligation Bonds
Series 2020-B, 0.38%, 4/1/2023	1,110,000	1,107,669

Port Authority of New York & New Jersey
Series AAA, 1.09%, 7/1/2023	1,000,000	1,011,610
Total Municipal Bonds (Cost $3,106,668)		3,145,999

U.S. GOVERNMENT AGENCY SECURITIES – 0.4%

FFCB
0.25%, 5/6/2022 (Cost $1,998,076)	2,000,000	2,002,849

SHORT-TERM INVESTMENTS – 2.1%

COMMERCIAL PAPER – 0.6%

Waste Management, Inc.
0.40%, 8/9/2021(f)(g) (Cost $2,681,601)	2,690,000	2,682,683

U.S. TREASURY OBLIGATIONS – 1.5%

U.S. Treasury Bills
0.08%, 11/3/2020(g)	1,000,000	999,999
0.07%, 11/12/2020(g)	5,000,000	4,999,913
0.08%, 11/27/2020(g)	1,000,000	999,950
Total U.S. Treasury Obligations (Cost $6,999,829)		6,999,862
Total Short-Term Investments (Cost $9,681,430)		9,682,545
Total Investments – 99.5% (Cost $464,078,756)		467,087,571

Other assets less liabilities – 0.5%		2,113,713
NET ASSETS – 100.0%		$469,201,284
(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

(c)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(d)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(e)	Represents less than 0.05% of net assets.

(f)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

(g)	The rate shown was the current yield as of October 31, 2020.

Percentages shown are based on Net Assets.

Abbreviations

FFCB – Federal Farm Credit Banks

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

USD – US Dollar

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,068,281
Aggregate gross unrealized depreciation	(149,964)
Net unrealized appreciation	$2,918,317
Federal income tax cost	$464,169,254

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	397

FlexShares® Ready Access Variable Income Fund (cont.)

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2020:

Australia	3.0%
Canada	5.7
Finland	0.1
France	2.0
Germany	3.1
Japan	3.0
Netherlands	1.2
Singapore	0.3
Supranational	0.8
Sweden	4.0
Switzerland	1.7
United Kingdom	3.8
United States	70.8
Other[1]	0.5
100.0%

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

398	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2020

Investments	Shares	Value

EXCHANGE TRADED FUNDS – 99.9%

FlexShares® Credit-Scored US Corporate Bond Index Fund(a)	807,052	$44,169,956

FlexShares® Credit-Scored US Long Corporate Bond Index Fund(a)	218,834	13,498,994

FlexShares® Disciplined Duration MBS Index Fund(a)	797,018	19,196,179

FlexShares® Ready Access Variable Income Fund(a)	23,664	1,805,563

iShares 20+ Year Treasury Bond ETF	18,061	2,845,872

iShares 3-7 Year Treasury Bond ETF	30,017	3,989,559

iShares 7-10 Year Treasury Bond ETF	27,112	3,255,067

iShares Long-Term Corporate Bond ETF	54,314	3,771,021

iShares MBS ETF	149,149	16,449,643
Total Exchange Traded Funds (Cost $106,727,191)		108,981,854
Total Investments – 99.9% (Cost $106,727,191)		108,981,854

Other assets less liabilities – 0.1%		141,452
NET ASSETS – 100.0%		$109,123,306

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the affiliated Funds.

Percentages shown are based on Net Assets.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,151,025
Aggregate gross unrealized depreciation	(422)
Net unrealized appreciation	$2,150,603
Federal income tax cost	$106,831,251

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	399

FlexShares® Core Select Bond Fund (cont.)

For the period ended October 31, 2020, the FlexShares® Core Select Bond Fund was invested in securities of affiliated FlexShares® Funds. The Schedules of Investments of the affiliated FlexShares® Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ended October 31, 2020, was as follows:

Security	Value October 31, 2019	Purchases at Cost	Sales Proceeds	Shares October 31, 2020	Value October 31, 2020	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/(Loss)
FlexShares® Credit-Scored US Corporate Bond Index Fund	$7,339,064	$37,994,750	$1,966,064	807,052	$44,169,956	$837,780	$410,548	$(35,574)
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	1,318,985	12,092,022	205,350	218,834	13,498,994	297,272	155,638	(3,935)
FlexShares® Disciplined Duration MBS Index Fund	—	20,389,364	1,244,216	797,018	19,196,179	57,261	200,528	(6,230)
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund	785,291	1,318,402	2,092,583	—	—	3,389	3,440	(14,499)
FlexShares® Ready Access Variable Income Fund	—	3,097,323	1,294,880	23,664	1,805,563	(403)	1,349	3,523
	$9,443,340	$74,891,861	$6,803,093	1,846,568	$78,670,692	$1,195,299	$771,503	$(56,715)

See Accompanying Notes to the Financial Statements.

400	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements October 31, 2020

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of twenty-nine operational exchange-traded funds as of October 31, 2020 (each a “Fund” and collectively, the “Funds”).

The FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares® Emerging Markets Quality Low Volatility Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares® Ready Access Variable Income Fund are non-diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® High Yield Value-Scored Bond Index Fund and the FlexShares® Core Select Bond Fund are diversified series of the Trust, pursuant to the 1940 Act.

Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund seek to track Underlying Indexes developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), an indirect subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indexes sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek to track Underlying Indexes sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indexes sponsored by Markit Indexes Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by ICE Data Indexes, LLC.

FLEXSHARES ANNUAL REPORT	401

Notes to the Financial Statements (cont.)

Each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial amount of its assets in the shares of another FlexShares ETF. Each of these Funds may also invest directly in the securities included in its Underlying Index. The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks its investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance of each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of the underlying fund(s) in which it invests (“Underlying Fund”).

The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ready Access Variable Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Trust’s Board of Trustees (“Board”). The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other

402	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of certain Funds are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed-income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by the index provider may adversely affect the Fund’s ability to track its Underlying Index. The index provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract

FLEXSHARES ANNUAL REPORT	403

Notes to the Financial Statements (cont.)

is valued at fair value pursuant to the Trust’s fair value procedures.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuations as of October 31, 2020 for each Fund based upon the three levels defined above. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type, where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Low Volatility Index Fund
Investments

Common Stocks*	$110,161,466	$—	$—	$110,161,466

Short-Term Investments	—	44,991	—	44,991

Total Investments	$110,161,466	$44,991	$—	$110,206,457

Other Financial Instruments
Liabilities

Futures Contracts	$(6,049)	$—	$—	$(6,049)

Total Other Financial Instruments	$(6,049)	$—	$—	$(6,049)

404	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
Investments

Common Stocks*	$65,001,076	$—	$—	$65,001,076

Total Investments	$65,001,076	$—	$—	$65,001,076

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$6,717	$—	$6,717
Liabilities
Futures Contracts	(29,407)	—	—	(29,407)

Forward Foreign Currency Contracts	—	(4,996)	—	(4,996)

Total Other Financial Instruments	$(29,407)	$1,721	$—	$(27,686)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund
Investments
Common Stocks
Banks	$1,138,448	$7,382	$—	$1,145,830
Independent Power and Renewable Electricity Producers	49,654	3,196	—	52,850
Multiline Retail	53,784	375	—	54,159
Specialty Retail	129,209	1,258	—	130,467
Other*	8,078,168	—	—	8,078,168

Corporate Bonds*	—	1	—	1

Total Investments	$9,449,263	$12,212	$—	$9,461,475

Other Financial Instruments
Assets

Futures Contracts	$1,716	$—	$—	$1,716

Total Other Financial Instruments	$1,716	$—	$—	$1,716

FLEXSHARES ANNUAL REPORT	405

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks
Health Care Technology	$3,956,731	$189,808	$—	$4,146,539
Other*	1,159,948,339	—	—	1,159,948,339
Rights	—	—	27,946	27,946
Warrants	10,537	—	—	10,537
Securities Lending Reinvestments
Certificates of Deposit	—	29,000,799	—	29,000,799

Repurchase Agreements	—	73,634,886	—	73,634,886

Total Investments	$1,163,915,607	$102,825,493	$27,946	$1,266,769,046

Other Financial Instruments
Assets
Futures Contracts	$6,567	$—	$—	$6,567
Liabilities

Futures Contracts	(179,573)	—	—	(179,573)

Total Other Financial Instruments	$(173,006)	$—	$—	$(173,006)

406	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$16,649	$—	$—	$16,649
Common Stocks
Beverages	4,980,299	72,032	—	5,052,331
Construction & Engineering	11,046,726	—	417	11,047,143
Consumer Finance	2,238,872	188,171	—	2,427,043
Diversified Financial Services	5,882,385	96,504	—	5,978,889
Food Products	13,574,790	—	6,925	13,581,715
Health Care Providers & Services	2,719,865	275,023	—	2,994,888
Interactive Media & Services	1,066,276	85,391	—	1,151,667
Pharmaceuticals	21,535,027	7	—	21,535,034
Other*	425,561,312	—	—	425,561,312
Rights	87,867	384	—	88,251
Securities Lending Reinvestments

Repurchase Agreements	—	5,133,487	—	5,133,487

Total Investments	$488,710,068	$5,850,999	$7,342	$494,568,409

Other Financial Instruments
Assets
Futures Contracts	$2,541	$—	$—	$2,541
Forward Foreign Currency Contracts	—	80,939	—	80,939
Liabilities
Futures Contracts	(580,949)	—	—	(580,949)

Forward Foreign Currency Contracts	—	(141,140)	—	(141,140)

Total Other Financial Instruments	$(578,408)	$(60,201)	$—	$(638,609)

FLEXSHARES ANNUAL REPORT	407

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Banks	$29,295,507	$149,232	$—	$29,444,739
Biotechnology	1,153,767	—	20,170	1,173,937
Electronic Equipment, Instruments & Components	6,944,998	—	1,645	6,946,643
Equity Real Estate Investment Trusts (REITs)	2,213,303	25,752	—	2,239,055
Food & Staples Retailing	1,777,452	461	—	1,777,913
Hotels, Restaurants & Leisure	1,222,735	1,011	11,753	1,235,499
Oil, Gas & Consumable Fuels	10,841,519	1,185	—	10,842,704
Pharmaceuticals	3,399,294	5,074	—	3,404,368
Real Estate Management & Development	11,568,466	—	6,178	11,574,644
Transportation Infrastructure	1,728,593	89,661	—	1,818,254
Other*	152,283,825	—	—	152,283,825
Corporate Bonds*	—	9,763	—	9,763
Rights	—	6,505	—	6,505
Warrants	—	3,001	—	3,001
Securities Lending Reinvestments

Repurchase Agreements	—	1,750,628	—	1,750,628

Total Investments	$222,429,459	$2,042,273	$39,746	$224,511,478

Other Financial Instruments
Assets
Futures Contracts	$54,869	$—	$—	$54,869
Forward Foreign Currency Contracts	—	28,633	—	28,633
Liabilities

Forward Foreign Currency Contracts	—	(16,417)	—	(16,417)

Total Other Financial Instruments	$54,869	$12,216	$—	$67,085

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Investments

Exchange Traded Funds	$6,119,717	$—	$—	$6,119,717

Total Investments	$6,119,717	$—	$—	$6,119,717

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$24,874	$—	$24,874
Liabilities

Forward Foreign Currency Contracts	—	(15,404)	—	(15,404)

Total Other Financial Instruments	$—	$9,470	$—	$9,470

408	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
Investments

Exchange Traded Funds	$3,331,202	$—	$—	$3,331,202

Total Investments	$3,331,202	$—	$—	$3,331,202

Other Financial Instruments
Assets
Futures Contracts	$618	$—	$—	$618
Forward Foreign Currency Contracts	—	12,710	—	12,710
Liabilities

Forward Foreign Currency Contracts	—	(7,969)	—	(7,969)

Total Other Financial Instruments	$618	$4,741	$—	$5,359

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares US Quality Large Cap Index Fund
Investments

Common Stocks*	$71,063,888	$—	$—	$71,063,888

Total Investments	$71,063,888	$—	$—	$71,063,888

Other Financial Instruments
Liabilities

Futures Contracts	$(12,982)	$—	$—	$(12,982)

Total Other Financial Instruments	$(12,982)	$—	$—	$(12,982)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® US ESG Impact Index Fund
Investments
Common Stocks*	$88,086,104	$—	$—	$88,086,104
Securities Lending Reinvestments

Repurchase Agreements	—	41,799	—	41,799

Total Investments	$88,086,104	$41,799	$—	$88,127,903

Other Financial Instruments
Liabilities

Futures Contracts	$(15,208)	$—	$—	$(15,208)

Total Other Financial Instruments	$(15,208)	$—	$—	$(15,208)

FLEXSHARES ANNUAL REPORT	409

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global ESG Impact Index Fund
Investments
Common Stocks
Interactive Media & Services	$5,829,144	$11,737	$—	$5,840,881
Other*	104,188,619	—	—	104,188,619
Securities Lending Reinvestments

Repurchase Agreements	$—	$204,571	$—	$204,571

Total Investments	$110,017,763	$216,308	$—	$110,234,071

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$3,761	$—	$3,761
Liabilities
Futures Contracts	(40,939)	—	—	(40,939)

Forward Foreign Currency Contracts	—	(630)	—	(630)

Total Other Financial Instruments	$(40,939)	$3,131	$—	$(37,808)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks*	$2,899,179,362	$—	$—	$2,899,179,362
Securities Lending Reinvestments
Certificates of Deposit	—	21,999,861	—	21,999,861

Repurchase Agreements	—	93,622,028	—	93,622,028

Total Investments	$2,899,179,362	$115,621,889	$—	$3,014,801,251

Other Financial Instruments
Assets
Futures Contracts	$120,824	$—	$—	$120,824
Forward Foreign Currency Contracts	—	466,912	—	466,912
Liabilities
Futures Contracts	(948,066)	—	—	(948,066)

Forward Foreign Currency Contracts	—	(391,266)	—	(391,266)

Total Other Financial Instruments	$(827,242)	$75,646	$—	$(751,596)

410	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks*	$1,838,425,278	$—	$—	$1,838,425,278
Securities Lending Reinvestments

Repurchase Agreements	—	7,466,835	—	7,466,835

Total Investments	$1,838,425,278	$7,466,835	$—	$1,845,892,113

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$32,311	$—	$32,311
Liabilities
Futures Contracts	(739,173)	—	—	(739,173)

Forward Foreign Currency Contracts	—	(58,686)	—	(58,686)

Total Other Financial Instruments	$(739,173)	$(26,375)	$—	$(765,548)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks*	$261,480,423	$—	$—	$261,480,423
Securities Lending Reinvestments

Repurchase Agreements	—	2,552,626	—	2,552,626

Total Investments	$261,480,423	$2,552,626	$—	$264,033,049

Other Financial Instruments
Assets
Futures Contracts	$29,579	$—	$—	$29,579
Forward Foreign Currency Contracts	—	5,451	—	5,451
Liabilities
Futures Contracts	(50,880)	—	—	(50,880)

Forward Foreign Currency Contracts	—	(6,069)	—	(6,069)

Total Other Financial Instruments	$(21,301)	$(618)	$—	$(21,919)

FLEXSHARES ANNUAL REPORT	411

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Real Assets Allocation Index Fund
Investments

Exchange Traded Funds	$4,502,232	$—	$—	$4,502,232

Total Investments	$4,502,232	$—	$—	$4,502,232

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,260,093,412	$—	$—	$1,260,093,412
Securities Lending Reinvestments
Certificates of Deposit	—	14,001,203	—	14,001,203

Repurchase Agreements	—	52,620,170	—	52,620,170

Total Investments	$1,260,093,412	$66,621,373	$—	$1,326,714,785

Other Financial Instruments
Liabilities

Futures Contracts	$(121,870)	$—	$—	$(121,870)

Total Other Financial Instruments	$(121,870)	$—	$—	$(121,870)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$409,511,135	$—	$—	$409,511,135
Securities Lending Reinvestments

Repurchase Agreements	—	8,102,111	—	8,102,111

Total Investments	$409,511,135	$8,102,111	$—	$417,613,246

Other Financial Instruments
Liabilities

Futures Contracts	$(34,182)	$—	$—	$(34,182)

Total Other Financial Instruments	$(34,182)	$—	$—	$(34,182)

412	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$13,089,045	$—	$—	$13,089,045
Securities Lending Reinvestments

Repurchase Agreements	—	77,040	—	77,040

Total Investments	$13,089,045	$77,040	$—	$13,166,085

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Index Fund
Investments
Common Stocks*	$441,232,391	$—	$—	$441,232,391
Securities Lending Reinvestments

Repurchase Agreements	—	121,447	—	121,447

Total Investments	$441,232,391	$121,447	$—	$441,353,838

Other Financial Instruments
Assets
Futures Contracts	$35,979	$—	$—	$35,979
Forward Foreign Currency Contracts	—	290,451	—	290,451
Liabilities
Futures Contracts	(624,331)	—	—	(624,331)

Forward Foreign Currency Contracts	—	(255,646)	—	(255,646)

Total Other Financial Instruments	$(588,352)	$34,805	$—	$(553,547)

FLEXSHARES ANNUAL REPORT	413

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$58,308,553	$—	$—	$58,308,553
Securities Lending Reinvestments

Repurchase Agreements	—	108,136	—	108,136

Total Investments	$58,308,553	$108,136	$—	$58,416,689

Other Financial Instruments
Assets
Futures Contracts	$2,999	$—	$—	$2,999
Forward Foreign Currency Contracts	—	9,675	—	9,675
Liabilities
Futures Contracts	(52,893)	—	—	(52,893)

Forward Foreign Currency Contracts	$—	$(8,594)	$—	$(8,594)

Total Other Financial Instruments	$(49,894)	$1,081	$—	$(48,813)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares International Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$21,972,511	$—	$—	$21,972,511
Securities Lending Reinvestments

Repurchase Agreements	—	33,903	—	33,903

Total Investments	$21,972,511	$33,903	$—	$22,006,414

Other Financial Instruments
Assets
Futures Contracts	$2,286	$—	$—	$2,286
Forward Foreign Currency Contracts	—	2,369	—	2,369
Liabilities
Futures Contracts	(15,771)	—	—	(15,771)

Forward Foreign Currency Contracts	—	(2,177)	—	(2,177)

Total Other Financial Instruments	$(13,485)	$192	$—	$(13,293)

414	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$1,427,232,294	$—	$1,427,232,294

Total Investments	$—	$1,427,232,294	$—	$1,427,232,294

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments

U.S. Treasury Obligations	$—	$595,127,791	$—	$595,127,791

Total Investments	$—	$595,127,791	$—	$595,127,791

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Disciplined Duration MBS Index Fund
Investments

Mortgage-Backed Securities	$—	$99,462,691	$—	$99,462,691

Total Investments	$—	$99,462,691	$—	$99,462,691

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$200,083,895	$—	$200,083,895

Total Investments	$—	$200,083,895	$—	$200,083,895

FLEXSHARES ANNUAL REPORT	415

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments

Corporate Bonds*	$—	$45,871,567	$—	$45,871,567

Total Investments	$—	$45,871,567	$—	$45,871,567

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares High Yield Value-Scored Bond Index Fund
Investments
Common Stocks*	$11	$—	$—	$11

Corporate Bonds*	—	184,334,452	—	184,334,452

Total Investments	$11	$184,334,452	$—	$184,334,463

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Ready Access Variable Income Fund
Investments
Asset-Backed Securities	$—	$31,204,820	$—	$31,204,820
Corporate Bonds*	—	395,506,500	—	395,506,500
Municipal Bonds	—	3,145,999	—	3,145,999
Supranational	—	3,701,280	—	3,701,280
U.S. Government Agency Securities	—	2,002,849	—	2,002,849
Foreign Government Securities	—	3,825,200	—	3,825,200
U.S. Treasury Obligations	—	18,018,378	—	18,018,378

Short-Term Investments	—	9,682,545	—	9,682,545

Total Investments	$—	$467,087,571	$—	$467,087,571

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total

FlexShares Core Select Bond Fund
Investments

Exchange Traded Funds	$108,981,854	$—	$—	$108,981,854

Total Investments	$108,981,854	$—	$—	$108,981,854

*	See Schedules of Investments for segregation by industry type.

416	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Foreign Securities

The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments in foreign securities also may be in the form of ADRs and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s Underlying Index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline. To the extent that a Fund’s assets are significantly invested in a single country or geographic region, a Fund will be subject to the risks associated with that particular country or region.

The FlexShares Emerging Markets Quality Low Volatility Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund) will invest primarily in emerging market

FLEXSHARES ANNUAL REPORT	417

Notes to the Financial Statements (cont.)

countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may invest in inflation-indexed securities.

TIPS issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

418	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid, short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts at JPMorgan Chase, the Fund’s custodian, and is not reflected in the assets of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2020, none of the Funds presented in these financial statements had repurchase agreements outstanding except as discussed below.

As of October 31, 2020, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares International Quality Dividend Defensive Index Fund, invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

FLEXSHARES ANNUAL REPORT	419

Notes to the Financial Statements (cont.)

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement

U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%

U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%

Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%

U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. The market value of securities on loan and the value of investments made with cash collateral received are disclosed in the Schedules of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statements of Operations under “Securities lending income (net of fees).” The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day.

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In the event of a default by a borrower with respect to any loan, the Securities Lending Agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the Securities Lending Agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

420	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2020, which were comprised of cash, were as follows:

Fund

FlexShares Morningstar US Market Factor Tilt Index Fund	$102,633,369

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	5,133,487

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,750,628

FlexShares STOXX® US ESG Impact Index Fund	41,799

FlexShares STOXX® Global ESG Impact Index Fund	204,571

FlexShares Morningstar Global Upstream Natural Resources Index Fund	115,620,769

FlexShares STOXX® Global Broad Infrastructure Index Fund	7,466,835

FlexShares Global Quality Real Estate Index Fund	2,552,626

FlexShares Quality Dividend Index Fund	66,619,988

FlexShares Quality Dividend Defensive Index Fund	8,102,111

FlexShares Quality Dividend Dynamic Index Fund	77,040

FlexShares International Quality Dividend Index Fund	121,447

FlexShares International Quality Dividend Defensive Index Fund	108,136

FlexShares International Quality Dividend Dynamic Index Fund	33,903

At October 31, 2020, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement. The cash collateral received from securities loaned as disclosed in the Statement of Assets and Liabilities is collateralized by securities on loan as disclosed within the Schedule of Investments and such borrowings have maturities that are overnight and continuous.

Regulations that began to take effect in 2019 will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their Underlying Indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) from Expiration or closing of futures contracts”.

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to interest rate risk. When applicable, the Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have

FLEXSHARES ANNUAL REPORT	421

Notes to the Financial Statements (cont.)

a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments. As of October 31, 2020, the FlexShares Core Select Bond Fund did not hold swaps.

As of October 31, 2020, the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Index Fund’s index provider may affect a Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund intend to use forward foreign currency contracts to hedge the currency exposure resulting from investments in foreign securities, to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund,

422	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Index Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund, however, does not expect to engage in currency transactions for speculative purposes. All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statements of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The

Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2020, the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted

FLEXSHARES ANNUAL REPORT	423

Notes to the Financial Statements (cont.)

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, Flex-

Shares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
	Foreign Currency Contracts — BNP Paribas SA	$1,893	$—	$ —	$1,893
	Foreign Currency Contracts — BNY Mellon Capital Markets LLC	136	—	—	136
	Foreign Currency Contracts — Citibank NA	1,815	—	—	1,815
	Foreign Currency Contracts — Morgan Stanley	1,690	(1,551)	—	139
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,183	(1,183)	—	—
	Total	$6,717	$(2,734)	$ —	$3,983
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Foreign Currency Contracts — Citibank NA	$744	$(744)	$ —	$—
	Foreign Currency Contracts — JPMorgan Chase Bank	4,072	(4,072)	—	—
	Foreign Currency Contracts — Morgan Stanley	47,632	(23,229)	—	24,403
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	19,256	(19,256)	—	—
	Foreign Currency Contracts — UBS AG	9,235	(5)	—	9,230
	Total	$80,939	$(47,306)	$ —	$33,633
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
	Foreign Currency Contracts — Citibank NA	$13,529	$(10,617)	$ —	$2,912
	Foreign Currency Contracts — Goldman Sachs & Co.	14,946	(402)	—	14,544
	Foreign Currency Contracts — Morgan Stanley	128	—	—	128
	Foreign Currency Contracts — UBS AG	30	—	—	30
	Total	$28,633	$(11,019)	$ —	$17,614
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	Foreign Currency Contracts — Morgan Stanley	$24,874	$(15,404)	$ —	$9,470
	Total	$24,874	$(15,404)	$ —	$9,470

424	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
	Foreign Currency Contracts — Citibank NA	$6,013	$(832)	$ —	$5,181
	Foreign Currency Contracts — Goldman Sachs & Co.	2,106	—	—	2,106
	Foreign Currency Contracts — JPMorgan Chase Bank	998	(344)	—	654
	Foreign Currency Contracts — Morgan Stanley	3,593	(3,265)	—	328
	Total	$12,710	$(4,441)	$ —	$8,269
FlexShares STOXX® Global ESG Impact Index Fund
	Foreign Currency Contracts — Citibank NA	$3,761	$—	$ —	$3,761
	Total	$3,761	$—	$ —	$3,761
FlexShares Morningstar Global Upstream Natural Resources Index Fund
	Foreign Currency Contracts — Bank of New York	$2,624	$—	$ —	$2,624
	Foreign Currency Contracts — BNP Paribas SA	16,613	(2,115)	—	14,498
	Foreign Currency Contracts — Citibank NA	101,919	(101,919)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	107,765	—	—	107,765
	Foreign Currency Contracts — JPMorgan Chase Bank	118,132	(93,588)	—	24,544
	Foreign Currency Contracts — Morgan Stanley	2,892	(2,892)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	116,925	(53,504)	—	63,421
	Foreign Currency Contracts — UBS AG	42	(42)		—
	Total	$466,912	$(254,060)	$ —	$212,852
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — JPMorgan Chase Bank	$2,310	$(2,310)	$ —	$—
	Foreign Currency Contracts — Morgan Stanley	19,609	(19,609)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	10,381	(10,381)	—	—
	Foreign Currency Contracts — UBS AG	11	—	—	11
	Total	$32,311	$(32,300)	$ —	$11
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — Citibank NA	$4,925	$—	$ —	$4,925
	Foreign Currency Contracts — JPMorgan Chase Bank	194	(22)	—	172
	Foreign Currency Contracts — Morgan Stanley	176	(176)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	151	(151)	—	—
	Foreign Currency Contracts — UBS AG	5	—	—	5
	Total	$5,451	$(349)	$ —	$5,102

FLEXSHARES ANNUAL REPORT	425

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares International Quality Dividend Index Fund
	Foreign Currency Contracts — BNP Paribas SA	$23	$—	$—	$23
	Foreign Currency Contracts — Citibank NA	127,889	(127,889)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	64,264	(11,381)	—	52,883
	Foreign Currency Contracts — JPMorgan Chase Bank	14,754	(14,754)	—	—
	Foreign Currency Contracts — Morgan Stanley	48,660	(4,896)	—	43,764
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	21,125	(1,850)	—	19,275
	Foreign Currency Contracts — UBS AG	13,736	(941)	—	12,795
	Total	$290,451	$(161,711)	$—	$128,740
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Citibank NA	$2,819	$—	$—	$2,819
	Foreign Currency Contracts — Goldman Sachs & Co.	1,408	(1,408)	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	5,448	—	—	5,448
	Total	$9,675	$(1,408)	$—	$8,267
FlexShares International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Citibank NA	$916	$—	$—	$916
	Foreign Currency Contracts — JPMorgan Chase Bank	1,425	—	—	1,425
	Foreign Currency Contracts — Morgan Stanley	1	(1)	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	27	(27)	—	—
	Total	$2,369	$(28)	$—	$2,341

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund
	Foreign Currency Contracts — Morgan Stanley	$(1,551)	$1,551	$—	$—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(3,445)	1,183	—	(2,262)
	Total	$(4,996)	$2,734	$—	$(2,262)
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(200)	$—	$—	$(200)
	Foreign Currency Contracts — Citibank NA	(25,120)	744	—	(24,376)
	Foreign Currency Contracts — JPMorgan Chase Bank	(56,886)	4,072	—	(52,814)
	Foreign Currency Contracts — Morgan Stanley	(23,229)	23,229	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(35,700)	19,256	—	(16,444)
	Foreign Currency Contracts — UBS AG	(5)	5	—	—
	Total	$(141,140)	$47,306	$—	$(93,834)

426	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
	Foreign Currency Contracts — Citibank NA	$(10,617)	$10,617	$—	$—
	Foreign Currency Contracts — Goldman Sachs & Co.	(402)	402	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(5,398)	—	—	(5,398)
	Total	$(16,417)	$11,019	$—	$(5,398)
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	Foreign Currency Contracts — Morgan Stanley	$(15,404)	$15,404	$—	$—
	Total	$(15,404)	$15,404	$—	$—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
	Foreign Currency Contracts — Citibank NA	$(832)	$832	$—	$—
	Foreign Currency Contracts — JPMorgan Chase Bank	(344)	344	—	—
	Foreign Currency Contracts — Morgan Stanley	(3,265)	3,265	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(3,528)	—	—	(3,528)
	Total	$(7,969)	$4,441	$—	$(3,528)
FlexShares STOXX® Global ESG Impact Index Fund
	Foreign Currency Contracts — Bank of New York	$(630)	$—	$—	$(630)
	Total	$(630)	$—	$—	$(630)
FlexShares Morningstar Global Upstream Natural Resources Index Fund
	Foreign Currency Contracts — BNP Paribas SA	$(2,115)	$2,115	$—	$—
	Foreign Currency Contracts — Citibank NA	(172,439)	101,919	—	(70,520)
	Foreign Currency Contracts — JPMorgan Chase Bank	(93,588)	93,588	—	—
	Foreign Currency Contracts — Morgan Stanley	(61,329)	2,892	—	(58,437)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(53,504)	53,504	—	—
	Foreign Currency Contracts — UBS AG	(8,291)	42	—	(8,249)
	Total	$(391,266)	$254,060	$—	$(137,206)
FlexShares STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — Citibank NA	$(3,937)	$—	—	$(3,937)
	Foreign Currency Contracts — JPMorgan Chase Bank	(15,432)	2,310	—	(13,122)
	Foreign Currency Contracts — Morgan Stanley	(24,709)	19,609	—	(5,100)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(14,608)	10,381	—	(4,227)
	Total	$(58,686)	$32,300	$—	$(26,386)

FLEXSHARES ANNUAL REPORT	427

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Global Quality Real Estate Index Fund
	Foreign Currency Contracts — JPMorgan Chase Bank	$(22)	$22	$—	$—
	Foreign Currency Contracts — Morgan Stanley	(3,424)	176	—	(3,248)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(2,623)	151	—	(2,472)
	Total	$(6,069)	$349	$—	$(5,720)
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — Citibank NA	$(208,275)	127,889	$—	$(80,386)
	Foreign Currency Contracts — Goldman Sachs & Co.	(11,381)	11,381	—	—
	Foreign Currency Contracts — JPMorgan Chase Bank	(28,303)	14,754	—	(13,549)
	Foreign Currency Contracts — Morgan Stanley	(4,896)	4,896	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(1,850)	1,850	—	—
	Foreign Currency Contracts — UBS AG	(941)	941	—	—
	Total	$(255,646)	$161,711	$—	$(93,935)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — Goldman Sachs & Co.	$(7,086)	$1,408	$—	(5,678)
	Foreign Currency Contracts — Morgan Stanley	(1,117)	—	—	(1,117)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(391)	—	—	(391)
	Total	$(8,594)	$1,408	$—	$(7,186)
FlexShares International Quality Dividend Dynamic Index Fund	Foreign Currency Contracts — Morgan Stanley	$(763)	1	$—	$(762)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(1,037)	27	—	(1,010)
	Foreign Currency Contracts — UBS AG	(377)	—	—	(377)
	Total	$(2,177)	$28	$—	$(2,149)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2020

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Low Volatility Index Fund	$(6,049)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(29,407)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	6,717

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(4,996)

428	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Emerging Markets Quality Low Volatility Index Fund	$1,716

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	6,567

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	(179,573)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	2,541

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(580,949)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	80,939

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(141,140)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	54,869

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	28,633

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(16,417)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	24,874

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(15,404)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	618

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	12,710

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(7,969)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares US Quality Large Cap Index Fund	(12,982)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® US ESG Impact Index Fund	(15,208)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global ESG Impact Index Fund	(40,939)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global ESG Impact Index Fund	3,761

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global ESG Impact Index Fund	(630)

FLEXSHARES ANNUAL REPORT	429

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	$120,824

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(948,066)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	466,912

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(391,266)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	(739,173)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	32,311

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(58,686)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	29,579

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(50,880)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	5,451

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	(6,069)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Index Fund	(121,870)

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	(34,182)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	35,979

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(624,331)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	290,451

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(255,646)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	2,999

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	(52,893)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	9,675

430	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	$(8,594)

Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	2,286

Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	(15,771)

Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	2,369

Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(2,177)

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2020

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Low Volatility Index Fund	$42,801	$(6,049)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	41,774	(32,340)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	(21,539)	1,721

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Emerging Markets Quality Low Volatility Index Fund	19,751	1,716

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	260,410	(385,862)

FLEXSHARES ANNUAL REPORT	431

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$1,989,450	$(906,795)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	103,579	(128,515)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,083,960	4,119

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	67,116	53,916

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(135,509)	24,385

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	8,668	(325)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	77,574	25,847

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	56,387	(15,762)

432	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Impact Index Fund	$45,351	$(24,946)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Impact Index Fund	103,833	(69,171)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global ESG Impact Index Fund	(12,210)	3,131

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	3,339,709	(841,890)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	168,456	80,863

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(155,672)	(1,018,490)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	126,871	(37,898)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	(181,950)	(77,069)

FLEXSHARES ANNUAL REPORT	433

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	$50,673	$96

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	(1,049,245)	(444,462)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	(215,689)	(145,239)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	(67,362)	(9,379)

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	(599,470)	(938,934)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(142,796)	107,390

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	100,137	(75,267)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(38,286)	2,017

434	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives

Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	$62,887	$(26,865)

Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Dynamic Index Fund	(5,735)	192

Interest Rate Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	142,652	(3,412)

At October 31, 2020, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares US Quality Low Volatility Index Fund	—	$—	7	$223,159	—	$—	—	$—	—	$—

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	82	40,425	38	124,018	—	—	—	—	—	—

FlexShares Emerging Markets Quality Low Volatility Index Fund	—	—	11	97,219	—	—	—	—	—	—

FlexShares Morningstar US Market Factor Tilt Index Fund	—	—	184	581,777	—	—	—	—	—	—

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	231	533,183	225	459,239	—	—	—	—	—	—

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	125	268,083	82	318,872	—	—	—	—	—	—

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	325	525,611	—	—	—	—	—	—	—	—

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	619	213,438	5	49,300	—	—	—	—	—	—

FLEXSHARES ANNUAL REPORT	435

Notes to the Financial Statements (cont.)

	Foreign Exchange Contracts		Equity Contracts				Interest Rate future
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short

FlexShares US Quality Large Cap Index Fund	—	$—	21	$199,759	—	$—	—	$—	—	$—

FlexShares STOXX US ESG Impact Index Fund	—	—	31	210,425	—	—	—	—	—	—

FlexShares STOXX Global ESG Impact Index Fund	9	74,212	78	140,778	—	—	—	—	—	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	369	853,163	385	771,931	—	—	—	—	—	—

FlexShares STOXX Global Broad Infrastructure Index Fund	116	420,567	318	409,180	—	—	—	—	—	—

FlexShares Global Quality Real Estate Index Fund	117	223,651	184	217,237	—	—	—	—	—	—

FlexShares Quality Dividend Index Fund	—	—	105	1,130,782	—	—	—	—	—	—

FlexShares Quality Dividend Defensive Index Fund	—	—	83	431,649	—	—	—	—	—	—

FlexShares Quality Dividend Dynamic Index Fund	—	—	13	178,709	—	—	—	—	—	—

FlexShares International Quality Dividend Index Fund	306	423,599	265	450,234	—	—	—	—	—	—

FlexShares International Quality Dividend Defensive Index Fund	51	72,784	81	128,233	—	—	—	—	—	—

FlexShares International Quality Dividend Dynamic Index Fund	29	30,894	45	100,168	—	—	—	—	—	—

FlexShares Core Select Bond Fund	—	—	—	—	—	—	18	1,342,271	—	—

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2020, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

436	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares US Quality Low Volatility Index Fund			x

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund			x

FlexShares Emerging Markets Quality Low Volatility Index Fund			x

FlexShares Morningstar US Market Factor Tilt Index Fund			x

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund			x

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund			x

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund			x

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund			x

FlexShares US Quality Large Cap Index Fund			x

FlexShares STOXX® US ESG Impact Index Fund			x

FlexShares STOXX® Global ESG Impact Index Fund			x

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares Morningstar Global Upstream Natural Resources Index Fund			x

FlexShares STOXX® Global Broad Infrastructure Index Fund			x

FlexShares Global Quality Real Estate Index Fund			x

FlexShares Real Assets Allocation Index Fund			x

FlexShares Quality Dividend Index Fund			x

FlexShares Quality Dividend Defensive Index Fund			x

FlexShares Quality Dividend Dynamic Index Fund			x

FlexShares International Quality Dividend Index Fund			x

FlexShares International Quality Dividend Defensive Index Fund			x

FlexShares International Quality Dividend Dynamic Index Fund			x

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund		x

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund		x

FlexShares Disciplined Duration MBS Index Fund		x

FLEXSHARES ANNUAL REPORT	437

Notes to the Financial Statements (cont.)

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly

FlexShares Credit-Scored Scored US Corporate Bond Index Fund		x

FlexShares Credit-Scored US Long Corporate Bond Index Fund		x

FlexShares High Yield Value-Scored Bond Index Fund		x

FlexShares Ready Access Variable Income Fund		x

FlexShares Core Select Bond Fund		x

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions, mark to market of forward foreign currency contracts, mark to market of futures contracts, mark to market of passive foreign investment companies (“PFICs”), non-taxable special dividends, wash sale loss deferrals and capital loss carryforward.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, paydown loss reclassification, foreign currency gains and losses, forward foreign currency gains and losses, PFICs gains and losses, non-taxable special dividends, investments in partnerships, taxable over-distributions, foreign capital gains tax reclassification, perpetual bonds and equalization as of October 31, 2020 (the Funds’ tax year end), among the Funds’ components of net assets are as follows:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares US Quality Low Volatility Index Fund	$—	$(179,481)	$179,481

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	16,727	(16,727)	—

FlexShares Emerging Markets Quality Low Volatility Index Fund	(4,218)	(41,239)	45,457

FlexShares Morningstar US Market Factor Tilt Index Fund	(58,867)	(143,941,062)	143,999,929

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	4,023,856	8,732,776	(12,756,632)

438	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$501,679	$2,329,698	$(2,831,377)

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	168,773	113,923	(282,696)

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	327	64,386	(64,713)

FlexShares US Quality Large Cap Index Fund	(7,636)	(1,685,045)	1,692,681

FlexShares STOXX® US ESG Impact Index Fund	22	(301,409)	301,387

FlexShares STOXX® Global ESG Impact Index Fund	22,240	(22,240)	—

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,628,063	(157,226,077)	155,598,014

FlexShares STOXX® Global Broad Infrastructure Index Fund	233,219	(13,975,629)	13,742,410

FlexShares Global Quality Real Estate Index Fund	2,635,470	(2,022,926)	(612,544)

FlexShares Real Assets Allocation Index Fund	680	77,700	(78,380)

FlexShares Quality Dividend Index Fund	(553,097)	(72,283,926)	72,837,023

FlexShares Quality Dividend Defensive Index Fund	(47,369)	(29,141,422)	29,188,791

FlexShares Quality Dividend Dynamic Index Fund	(11,887)	(3,189,654)	3,201,541

FlexShares International Quality Dividend Index Fund	(342,900)	12,012	330,888

FlexShares International Quality Dividend Defensive Index Fund	50,498	(645,985)	595,487

FlexShares International Quality Dividend Dynamic Index Fund	(36,940)	(585,957)	622,897

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	(3,167,733)	3,167,733

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	(4,981,712)	4,981,712

FlexShares Disciplined Duration MBS Index Fund	859,264	(859,264)	—

FlexShares Credit-Scored US Corporate Bond Index Fund	62,236	(69,182)	6,946

FlexShares Credit-Scored US Long Corporate Bond Index Fund	2,148	(3,512)	1,364

FlexShares High Yield Value-Scored Bond Index Fund	300,573	(320,558)	19,985

FlexShares Ready Access Variable Income Fund	64,635	(87,411)	22,776

FlexShares Core Select Bond Fund	33,860	(33,860)	—

As of October 31, 2020, the tax character of distributions paid for the tax year ended October 31, 2020 and October 31, 2019, were as follows:

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares US Quality Low Volatility Index Fund*	$643,733	$—	$—	$643,733	$12,079	$—	$—	$12,079
FlexShares Developed Markets ex-US Quality Low Volatility Index Fund*	864,658	—	—	864,658	17,800	—	—	17,800

FLEXSHARES ANNUAL REPORT	439

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Emerging Markets Quality Low Volatility Index Fund*	$168,979	$—	$—	$168,979	$21,259	$—	$—	$21,259
FlexShares Morningstar US Market Factor Tilt Index Fund	23,509,426	—	—	23,509,426	23,379,823	—	—	23,379,823
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	23,632,565	—	—	23,632,565	29,033,991	—	—	29,033,991
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	8,202,693	—	—	8,202,693	13,630,561	—	—	13,630,561
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	282,942	—	—	282,942	247,071	—	—	247,071
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	116,751	—	—	116,751	152,761	—	—	152,761
FlexShares US Quality Large Cap Index Fund	976,050	—	—	976,050	1,241,265	—	—	1,241,265
FlexShares STOXX® US ESG Impact Index Fund	1,145,374	—	—	1,145,374	688,327	—	—	688,327
FlexShares STOXX® Global ESG Impact Index Fund	1,663,474	—	—	1,663,474	1,626,069	—	—	1,626,069
FlexShares Morningstar Global Upstream Natural Resources Index Fund	122,625,164	—	—	122,625,164	190,017,355	—	—	190,017,355
FlexShares STOXX® Global Broad Infrastructure Index Fund	40,390,855	—	—	40,390,855	26,640,580	—	—	26,640,580
FlexShares Global Quality Real Estate Index Fund	14,558,175	—	168,159	14,726,334	9,305,846	—	—	9,305,846
FlexShares Real Assets Allocation Index Fund	278,767	—	—	278,767	306,154	—	—	306,154
FlexShares Quality Dividend Index Fund	41,958,188	9,070,567	—	51,028,755	45,971,017	23,559,180	—	69,530,197
FlexShares Quality Dividend Defensive Index Fund	12,460,723	3,670,468	—	16,131,191	9,711,281	12,581,459	—	22,292,740
FlexShares Quality Dividend Dynamic Index Fund	962,948	—	—	962,948	1,341,578	—	—	1,341,578
FlexShares International Quality Dividend Index Fund	22,159,155	—	—	22,159,155	38,665,442	—	—	38,665,442
FlexShares International Quality Dividend Defensive Index Fund	2,523,077	—	—	2,523,077	4,343,474	—	—	4,343,474

440	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2020				Year Ended October 31, 2019
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares International Quality Dividend Dynamic Index Fund	$952,482	$—	$—	$952,482	$2,113,234	$—	$—	$2,113,234
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	12,627,726	—	—	12,627,726	25,965,622	—	—	25,965,622
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	5,908,902	—	—	5,908,902	11,908,603	—	—	11,908,603
FlexShares Disciplined Duration MBS Index Fund	1,754,929	—	—	1,754,929	1,969,840	—	—	1,969,840
FlexShares Credit-Scored US Corporate Bond Index Fund	3,976,789	—	—	3,976,789	2,860,050	—	—	2,860,050
FlexShares Credit-Scored US Long Corporate Bond Index Fund	1,038,434	—	—	1,038,434	997,024	—	—	997,024
FlexShares High Yield Value-Scored Bond Index Fund	9,992,636	—	—	9,992,636	3,203,781	—	826,269	4,030,050
FlexShares Ready Access Variable Income Fund	5,343,876	—	—	5,343,876	6,728,529	—	—	6,728,529
FlexShares Core Select Bond Fund	1,218,108	—	—	1,218,108	998,241	—	—	998,241

*	Commencement of operations on July 15, 2019

As of October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares US Quality Low Volatility Index Fund	$186,654	$—	$(868,724)	$1,351,893

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	210,288	—	(1,708,254)	(1,358,460)

FlexShares Emerging Markets Quality Low Volatility Index Fund	3,087	—	(545,534)	226,781

FlexShares Morningstar US Market Factor Tilt Index Fund	2,441,895	—	(79,096,116)	346,491,531

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	1,237,942	—	(117,061,429)	(20,847,816)

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	310,507	—	(78,011,005)	23,095,188

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	168,259	—	(1,128,408)	(1,199,734)

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	—	—	(1,656,916)	(513,673)

FlexShares US Quality Large Cap Index Fund	133,627	—	(3,507,400)	5,186,274

FlexShares STOXX® US ESG Impact Index Fund	169,270	—	(3,513,747)	15,503,359

FlexShares STOXX® Global ESG Impact Index Fund	231,332	—	(5,366,150)	16,828,960

FLEXSHARES ANNUAL REPORT	441

Notes to the Financial Statements (cont.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciated/ (Depreciated)

FlexShares Morningstar Global Upstream Natural Resources Index Fund	$3,856,377	$—	$(977,574,435)	$(312,240,280)

FlexShares STOXX® Global Broad Infrastructure Index Fund	6,217,165	—	(109,020,907)	66,642,620

FlexShares Global Quality Real Estate Index Fund	—	—	(30,565,577)	(20,687,726)

FlexShares Real Assets Allocation Index Fund	—	—	(222,480)	(400,344)

FlexShares Quality Dividend Index Fund	3,478,156	—	(9,917,370)	121,489,593

FlexShares Quality Dividend Defensive Index Fund	1,413,421	—	(19,971,345)	33,172,128

FlexShares Quality Dividend Dynamic Index Fund	38,701	—	(1,371,429)	1,148,529

FlexShares International Quality Dividend Index Fund	563,890	—	(189,294,945)	(13,095,926)

FlexShares International Quality Dividend Defensive Index Fund	174,900	—	(28,653,075)	(849,122)

FlexShares International Quality Dividend Dynamic Index Fund	28,131	—	(15,220,705)	(928,652)

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	4,357,438	—	(55,778,871)	53,983,593

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	1,572,839	—	(10,210,702)	37,076,640

FlexShares Disciplined Duration MBS Index Fund	241,890	—	(3,262,828)	2,254,423

FlexShares Credit-Scored US Corporate Bond Index Fund	1,142,900	2,226,406	—	7,354,495

FlexShares Credit-Scored US Long Corporate Bond Index Fund	564,279	1,322,735	—	1,866,078

FlexShares High Yield Value-Scored Bond Index Fund	1,114,591	—	(4,549,296)	(2,153,967)

FlexShares Ready Access Variable Income Fund	474,950	—	—	2,914,402

FlexShares Core Select Bond Fund	437,947	—	—	2,150,603

Capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2020, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total

FlexShares US Quality Low Volatility Index Fund	$868,724	$—	$868,724

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	1,607,357	100,897	1,708,254

Fund	Short-Term	Long-Term	Total

FlexShares Emerging Markets Quality Low Volatility Index Fund	$453,959	$91,575	$545,534

FlexShares Morningstar US Market Factor Tilt Index Fund	74,336,447	4,759,669	79,096,116

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	34,291,099	82,770,330	117,061,429

442	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$30,327,169	$47,683,836	$78,011,005

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	349,195	779,213	1,128,408

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	651,616	1,005,300	1,656,916

FlexShares US Quality Large Cap Index Fund	2,340,354	1,167,046	3,507,400

FlexShares STOXX® US ESG Impact Index Fund	3,337,576	176,171	3,513,747

FlexShares STOXX® Global ESG Impact Index Fund	4,113,294	1,252,856	5,366,150

FlexShares Morningstar Global Upstream Natural Resources Index Fund	228,889,023	748,685,412	977,574,435

FlexShares STOXX® Global Broad Infrastructure Index Fund	44,443,264	64,577,643	109,020,907

Fund	Short-Term	Long-Term	Total

FlexShares Global Quality Real Estate Index Fund	$24,258,483	$6,307,094	$30,565,577

FlexShares Real Assets Allocation Index Fund	37,266	185,214	222,480

FlexShares Quality Dividend Index Fund	9,917,370	—	9,917,370

FlexShares Quality Dividend Defensive Index Fund	19,971,345	—	19,971,345

FlexShares Quality Dividend Dynamic Index Fund	1,371,429	—	1,371,429

FlexShares International Quality Dividend Index Fund	116,530,912	72,764,033	189,294,945

FlexShares International Quality Dividend Defensive Index Fund	17,089,676	11,563,399	28,653,075

FlexShares International Quality Dividend Dynamic Index Fund	9,445,653	5,775,052	15,220,705

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	45,388,747	10,390,124	55,778,871

FLEXSHARES ANNUAL REPORT	443

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$8,131,316	$2,079,386	$10,210,702

FlexShares Disciplined Duration MBS Index Fund	1,491,912	1,770,916	3,262,828

FlexShares High Yield Value-Scored Bond Index Fund	3,389,690	1,159,606	4,549,296

During the year ended October 31, 2020, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized

FlexShares US Quality Low Volatility Index Fund	$528

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	89,849

FlexShares US Quality Large Cap Index Fund	657,433

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	8,628,004

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	4,553,288

FlexShares Credit-Scored US Long Corporate Bond Index Fund	186,958

FlexShares Core Select Bond Fund	372,766

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares

International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund, FlexShares iBoxx 5-Year Target Duration TIPs Index Fund and the FlexShares High Yield Value-Scored Bond Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on

444	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Board.

As compensation for its advisory services and assumption of certain Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the Management Fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Management Fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee

FlexShares US Quality Low Volatility Index Fund	0.22%

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	0.32%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.40%

FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.44%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.64%

FlexShares US Quality Large Cap Index Fund	0.32%

FlexShares STOXX® US ESG Impact Index Fund	0.32%

FlexShares STOXX® Global ESG Impact Index Fund	0.42%

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%

FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%

FlexShares Global Quality Real Estate Index Fund	0.45%

FlexShares Real Assets Allocation Index Fund	0.57%

FlexShares Quality Dividend Index Fund	0.37%

FlexShares Quality Dividend Defensive Index Fund	0.37%

FlexShares Quality Dividend Dynamic Index Fund	0.37%

FlexShares International Quality Dividend Index Fund	0.47%

FLEXSHARES ANNUAL REPORT	445

Notes to the Financial Statements (cont.)

Fund	Unitary Management Fee

FlexShares International Quality Dividend Defensive Index Fund	0.47%

FlexShares International Quality Dividend Dynamic Index Fund	0.47%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%

FlexShares Disciplined Duration MBS Index Fund	0.20%

FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%

FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%

FlexShares High Yield Value-Scored Bond Index Fund	0.37%

FlexShares Ready Access Variable Income Fund	0.25%

FlexShares Core Select Bond Fund	0.35%

Effective March 1, 2020, the Investment Adviser has contractually agreed until March 1, 2021, to reimburse a portion of the operating expenses for each Fund (other than acquired fund fees and expenses (“AFFE”)) so the “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) .0049%. In the case of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Real Assets Allocation Index Fund, the Investment Adviser has contractually agreed until March 1, 2021 to waive Management Fees or reimburse certain expenses in an amount equal to AFFE attributable to each Fund’s investments in their respective Underlying Fund(s). In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed until March 1, 2021 to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b)

0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Underlying Funds that are not Affiliated Funds. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund’s financial statements. After these dates, the Investment Adviser and a Fund may mutually agree to extend the contractual arrangements. The Board may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders. These expenses and the reimbursements are shown as “Investment advisory fees reimbursed” on the Statements of Operations.

In addition, effective October 29, 2018, NTI contractually agreed to reimburse the Funds for certain other fees and expenses that are not Covered Expenses. These fees and expenses and the reimbursements are shown as Other expenses and Other expenses reimbursed, respectively, in the Statements of Operations.

The Investment Adviser may voluntarily waive or reimburse additional management fees. Amounts waived or reimbursed by the Investment Adviser may not be recouped by the Investment Adviser. These waivers and/or reimbursements are shown as Expenses waived and/or reimbursed by Advisor on the Statements of Operations.

5. Administration Fees

JPMorgan Chase Bank, N.A. (“the Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

446	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

From March 1, 2019, or, with respect to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund (collectively, the “New Funds”), from June 25, 2019, NTI had contractually agreed to reimburse each Fund its proportionate share of the expenses relating to the administration of the deferred compensation plan (“DC Plan”) for the Trust’s independent trustees allocated to such Fund. These reimbursement arrangements terminated March 1, 2020.

The Trust has adopted a DC Plan for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, Independent Trustees may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as described in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. The Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund only issues and redeems shares to Authorized Participants in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The transaction fees are paid directly to the Fund and used to offset Fund custody fees. Certain fees or costs associated with Creation Unit purchases may be paid by NTI in certain circumstances. In addition, the Trust may from time to time waive the standard transaction fee. The net custody fees charged to the Fund are paid for by the Investment Adviser through the Fund’s Unitary Fee. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2020	As of October 31, 2019

FlexShares US Quality Low Volatility Index Fund	$3,150	$350

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	6,750	—

FlexShares Emerging Markets Quality Low Volatility Index Fund	—	—

FLEXSHARES ANNUAL REPORT	447

Notes to the Financial Statements (cont.)

Fund	As of October 31, 2020	As of October 31, 2019

FlexShares Morningstar US Market Factor Tilt Index Fund	$21,000	$7,500

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	80,000	40,000

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	—	150,000

FlexShares US Quality Large Cap Index Fund	3,000	2,500

FlexShares STOXX® US ESG Impact Index Fund	1,400	1,750

FlexShares STOXX® Global ESG Impact Index Fund	7,500	7,500

FlexShares Morningstar Global Upstream Natural Resources Index Fund	21,000	19,500

FlexShares STOXX® Global Broad Infrastructure Index Fund	26,000	24,000

FlexShares Global Quality Real Estate Index Fund	12,000	6,000

FlexShares Quality Dividend Index Fund	10,550	8,250

FlexShares Quality Dividend Defensive Index Fund	4,950	9,750

FlexShares Quality Dividend Dynamic Index Fund	1,100	1,500

FlexShares International Quality Dividend Index Fund	15,000	30,000

FlexShares International Quality Dividend Defensive Index Fund	5,000	10,000

FlexShares International Quality Dividend Dynamic Index Fund	5,000	5,000

FlexShares Disciplined Duration MBS Index Fund	4,800	800

FlexShares Credit-Scored US Corporate Bond Index Fund	4,000	500

FlexShares Credit-Scored US Long Corporate Bond Index Fund	500	500

FlexShares High Yield Value-Scored Bond Index Fund	3,000	3,000

FlexShares Ready Access Variable Income Fund	3,675	1,225

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge standard creation unit transaction fees.

10. Investment Transactions

For the year ended October 31, 2020, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions for the year ended October 31, 2020, were as follows:

Fund	Purchases	Sales

FlexShares US Quality Low Volatility Index Fund	$25,350,137	$24,825,417

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	28,262,893	23,720,947

FlexShares Emerging Markets Quality Low Volatility Index Fund	8,503,274	4,964,887

FlexShares Morningstar US Market Factor Tilt Index Fund	331,376,493	331,107,519

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	147,496,744	228,373,487

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	116,040,190	249,601,085

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	745,976	742,222

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	140,253	99,902

FlexShares US Quality Large Cap Index Fund	27,907,133	28,038,516

448	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales

FlexShares STOXX® US ESG Impact Index Fund	$47,251,278	$46,752,153

FlexShares STOXX® Global ESG Impact Index Fund	57,753,388	56,832,871

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,125,300,655	1,327,898,450

FlexShares STOXX® Global Broad Infrastructure Index Fund	243,759,523	212,364,372

FlexShares Global Quality Real Estate Index Fund	181,434,887	186,378,217

FlexShares Real Assets Allocation Index Fund	1,252,320	1,251,698

FlexShares Quality Dividend Index Fund	1,087,615,991	1,084,591,714

FlexShares Quality Dividend Defensive Index Fund	345,378,689	342,123,106

FlexShares Quality Dividend Dynamic Index Fund	21,956,408	22,136,643

FlexShares International Quality Dividend Index Fund	415,628,107	478,748,180

FlexShares International Quality Dividend Defensive Index Fund	49,622,583	52,562,205

FlexShares International Quality Dividend Dynamic Index Fund	26,922,410	32,671,057

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	893,089,589	892,429,115

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	358,151,064	360,562,570

FlexShares Disciplined Duration MBS Index Fund†	177,612,805	114,274,298

Fund	Purchases	Sales

FlexShares Credit-Scored US Corporate Bond Index Fund	$186,637,601	$88,126,721

FlexShares Credit-Scored US Long Corporate Bond Index Fund††	51,406,762	24,591,187

FlexShares High Yield Value-Scored Bond Index Fund	237,905,656	146,799,405

FlexShares Ready Access Variable Income Fund†††	372,797,125	226,715,899

FlexShares Core Select Bond Fund	56,514,471	55,578,197

†	Include $1,197,984 in purchases and $1,197,938 in sales in U.S. Government Securities.

††	Include $107,938 in purchases and $115,051 in sales in U.S. Government Securities.

†††	Include $87,061,821 in purchases and $74,120,880 in sales in U.S. Government Securities.

11. In-Kind Transactions

During the year ended October 31, 2020, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended October 31, 2020, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value

FlexShares US Quality Low Volatility Index Fund	$106,699,158

FlexShares Developed Markets ex-US Quality Low Volatility Index Fund	58,606,291

FlexShares Emerging Markets Quality Low Volatility Index Fund	1,733,696

FlexShares Morningstar US Market Factor Tilt Index Fund	27,812,324

FlexShares US Quality Large Cap Index Fund	27,118,183

FlexShares STOXX® US ESG Impact Index Fund	27,908,362

FlexShares STOXX® Global ESG Impact Index Fund	14,203,396

FlexShares Morningstar Global Upstream Natural Resources Index Fund	7,243,101

FlexShares STOXX® Global Broad Infrastructure Index Fund	615,324,780

FLEXSHARES ANNUAL REPORT	449

Notes to the Financial Statements (cont.)

Fund	Fair Value

FlexShares Global Quality Real Estate Index Fund	$76,762,517

FlexShares Quality Dividend Index Fund	143,778,475

FlexShares Quality Dividend Defensive Index Fund	118,491,221

FlexShares International Quality Dividend Index Fund	7,054,352

FlexShares International Quality Dividend Defensive Index Fund	2,698,972

FlexShares International Quality Dividend Dynamic Index Fund	7,239,496

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	333,387,716

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	118,726,110

FlexShares Core Select Bond Fund	80,334,647

During the year ended October 31, 2020, certain Funds delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the year ended October 31, 2020, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund were as follows:

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares US Quality Low Volatility Index Fund	$3,697,294	$179,563

FlexShares Emerging Markets Quality Low Volatility Index Fund	568,395	45,457

FlexShares Morningstar US Market Factor Tilt Index Fund	301,744,435	143,772,323

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	236,010,227	(10,764,876)

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	27,375,549	(2,553,863)

Fund	Fair Value	Net Realized Gains(Losses)

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	$1,073,217	$(238,044)

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	2,046,228	6,143

FlexShares US Quality Large Cap Index Fund	10,269,686	1,691,602

FlexShares STOXX® US ESG Impact Index Fund	1,466,972	301,364

FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,578,732,467	163,069,598

FlexShares STOXX® Global Broad Infrastructure Index Fund	108,745,358	13,934,341

FlexShares Global Quality Real Estate Index Fund	84,338,190	774,393

FlexShares Real Assets Allocation Index Fund	5,501,392	(48,630)

FlexShares Quality Dividend Index Fund	451,381,152	72,751,426

FlexShares Quality Dividend Defensive Index Fund	122,977,357	29,212,604

FlexShares Quality Dividend Dynamic Index Fund	34,437,164	3,185,913

FlexShares International Quality Dividend Index Fund	177,460,423	452,131

FlexShares International Quality Dividend Defensive Index Fund	10,365,532	721,519

FlexShares International Quality Dividend Dynamic Index Fund	22,143,175	623,943

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	151,042,256	3,275,464

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	116,424,219	5,057,819

450	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

13. New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at premium, shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. The ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds have adopted the ASU. The ASU did not have a material impact on the Funds.

14. LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related investments. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

15. Legal Proceedings

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (the “Trust”), and Wilmington Savings Fund Society, FSB, as successor indenture trustee for various notes issued by Nine West Holdings, Inc. (together with the Trustee, “Plaintiffs”), filed separate complaints in the United States District Court for the Northern District of Illinois (case nos. 20-cv-01129 and 20-cv-01136, respectively) against a group of defendants that includes the FlexShares Morningstar US Market Factor Tilt Index Fund in its capacity as a former public shareholder of The Jones Group Inc. (“Jones Group”). The claims in these actions

FLEXSHARES ANNUAL REPORT	451

Notes to the Financial Statements (cont.)

stem from a series of merger transactions (“Transactions”) entered into by Jones Group in 2014 that allegedly rendered Jones Group insolvent. The FlexShares Morningstar US Market Factor Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Plaintiffs seek to clawback these proceeds for the benefit of the Trust and the noteholders on the basis that they allegedly were fraudulent conveyances.

During the quarter ended June 30, 2020, the Judicial Panel on Multidistrict Litigation ordered the transfer of these actions and several substantially similar actions filed in other districts to the Southern District of New York for consolidated pre-trial proceedings. On June 29, 2020, the former public shareholder defendants, including FlexShares Morningstar US Market Factor Tilt Index Fund, filed a motion to dismiss on the basis that the payments made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs are currently in the process of appealing from that decision.

Since it is presently not possible to determine the outcome of these matters, no provision has been made in the financial statements for their ultimate resolution. In management of the Funds’ opinion, the final resolution of the above legal matters will not have a material adverse effect on the Funds’ financial statements. The Funds intend to vigorously defend these actions.

16. Coronavirus (COVID-19) Pandemic

The outbreak of a respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of securities held by a Fund. In addition, during periods of market disruption or other abnormal market conditions, the Funds’ exposure to the risks described in their respective prospectuses and statements of additional information will likely increase. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Fund’s service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark or underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements and is evaluating its impact on the financial position and operating results of the Funds.

17. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than the item noted below.

At a Board meeting held on December 11, 2020, the Board approved the liquidation and termination of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund. These Funds will be liquidated and terminated on or about January 29, 2021. The liquidation date may be changed at the discretion of the Trust’s officers.

452	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of FlexShares® Trust, comprising the funds listed in the table below (collectively, the “Funds”), including the schedules of investments, as of October 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting FlexShares® Trust as of October 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name(s)	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Ready Access Variable Income Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017, and 2016

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017 and for the period from November 9, 2015 (commencement of operations) through October 31, 2016

FlexShares® Real Assets Allocation Index Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017 and for the period from November 23, 2015 (commencement of operations) through October 31, 2016

FLEXSHARES ANNUAL REPORT	453

Report of Independent Registered Public Accounting Firm (cont.)

Fund Name(s)	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

FlexShares® STOXX® US ESG Impact Index Fund FlexShares® STOXX® Global ESG Impact Index Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018, 2017 and for the period from July 13, 2016 (commencement of operations) through October 31, 2016

FlexShares® High Yield Value-Scored Bond Index Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019 and for the period from July 17, 2018 (commencement of operations) through October 31, 2018

FlexShares® Core Select Bond Fund	For the year ended October 31, 2020	For the years ended October 31, 2020 and 2019	For the years ended October 31, 2020, 2019, 2018 and for the period from November 18, 2016 (commencement of operations) through October 31, 2017

FlexShares® US Quality Low Volatility Index Fund FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund FlexShares® Emerging Markets Quality Low Volatility Index Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from July 15, 2019 (commencement of operations) through October 31, 2019	For the year ended October 31, 2020 and for the period from July 15, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

454	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm (cont.)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

December 21, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

FLEXSHARES ANNUAL REPORT	455

Tax Information October 31, 2020 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2020 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2020:

Fund	QDI PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	100.00

FlexShares Emerging Markets Quality Low Volatility Index Fund	69.05

FlexShares Morningstar US Market Factor Tilt Index Fund	82.24

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	52.12

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	51.83

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	41.90

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	47.71

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Impact Index Fund	98.47

FlexShares STOXX® Global ESG Impact Index Fund	100.00

FlexShares Morningstar Global Upstream Natural Resources Index Fund	82.53

FlexShares STOXX® Global Broad Infrastructure Index Fund	81.08

FlexShares Global Quality Real Estate Index Fund	7.96

FlexShares Real Assets Allocation Index Fund	41.24

FlexShares Quality Dividend Index Fund	81.07

FlexShares Quality Dividend Defensive Index Fund	90.73

FlexShares Quality Dividend Dynamic Index Fund	78.17

FlexShares International Quality Dividend Index Fund	67.09

Fund	QDI PERCENTAGE

FlexShares International Quality Dividend Defensive Index Fund	72.75%

FlexShares International Quality Dividend Dynamic Index Fund	70.10

CORPORATE DIVIDENDS RECEIVED

DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE

FlexShares US Quality Low Volatility Index Fund	100.00%

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.01

FlexShares Morningstar US Market Factor Tilt Index Fund	78.75

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.03

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.03

FlexShares US Quality Large Cap Index Fund	100.00

FlexShares STOXX® US ESG Impact Index Fund	95.15

FlexShares STOXX® Global ESG Impact Index Fund	61.63

FlexShares Morningstar Global Upstream Natural Resources Index Fund	30.51

FlexShares STOXX® Global Broad Infrastructure Index Fund	43.06

FlexShares Global Quality Real Estate Index Fund	0.13

FlexShares Real Assets Allocation Index Fund	18.37

FlexShares Quality Dividend Index Fund	79.82

FlexShares Quality Dividend Defensive Index Fund	88.98

FlexShares Quality Dividend Dynamic Index Fund	75.77

456	FLEXSHARES ANNUAL REPORT

Tax Information (cont.)

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME

FlexShares Developed Markets Ex-US Quality Low Volatility Index Fund	$0.0421	$0.4149

FlexShares Emerging Markets Quality Low Volatility Index Fund	0.0685	0.4444

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.1335	1.9043

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.1810	1.4637

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.0494	0.6629

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.0986	0.7074

FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0345	0.7868

FlexShares STOXX Global Broad Infrastructure Index Fund	0.0369	0.6948

FlexShares Real Assets Allocation Index Fund	0.0251	0.4577

FlexShares International Quality Dividend Index Fund	0.0724	1.0549

FlexShares International Quality Dividend Defensive Index Fund	0.0754	0.8909

FlexShares International Quality Dividend Dynamic Index Fund	0.0690	1.0196

FLEXSHARES ANNUAL REPORT	457

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs:

(1) Transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2020.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2020.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® US Quality Low Volatility Index Fund

Actual	$1,000.00	$1,090.90	$1.21	0.23%

Hypothetical	$1,000.00	$1,023.98	$1.17	0.23%

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

Actual	$1,000.00	$1,030.50	$1.68	0.33%

Hypothetical	$1,000.00	$1,023.48	$1.68	0.33%

FlexShares® Emerging Markets Quality Low Volatility Index Fund

Actual	$1,000.00	$1,115.90	$2.18	0.41%

Hypothetical	$1,000.00	$1,023.08	$2.08	0.41%

458	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Morningstar US Market Factor Tilt Index Fund

Actual	$1,000.00	$1,149.90	$1.41	0.26%

Hypothetical	$1,000.00	$1,023.83	$1.32	0.26%

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Actual	$1,000.00	$1,087.70	$2.10	0.40%

Hypothetical	$1,000.00	$1,023.13	$2.03	0.40%

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Actual	$1,000.00	$1,154.30	$3.19	0.59%

Hypothetical	$1,000.00	$1,022.17	$3.00	0.59%

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund(a)

Actual	$1,000.00	$1,056.00	$0.31	0.06%

Hypothetical	$1,000.00	$1,024.83	$0.31	0.06%

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund(a)

Actual	$1,000.00	$1,148.60	$0.32	0.06%

Hypothetical	$1,000.00	$1,024.83	$0.31	0.06%

FlexShares® US Quality Large Cap Index Fund

Actual	$1,000.00	$1,105.40	$1.75	0.33%

Hypothetical	$1,000.00	$1,023.48	$1.68	0.33%

FlexShares® STOXX® US ESG Impact Index Fund

Actual	$1,000.00	$1,134.50	$1.77	0.33%

Hypothetical	$1,000.00	$1,023.48	$1.68	0.33%

FlexShares® STOXX® Global ESG Impact Index Fund

Actual	$1,000.00	$1,120.50	$2.29	0.43%

Hypothetical	$1,000.00	$1,022.97	$2.19	0.43%

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Actual	$1,000.00	$1,042.40	$2.36	0.46%

Hypothetical	$1,000.00	$1,022.82	$2.34	0.46%

FlexShares® STOXX® Global Broad Infrastructure Index Fund

Actual	$1,000.00	$1,060.20	$2.49	0.48%

Hypothetical	$1,000.00	$1,022.72	$2.44	0.48%

FlexShares® Global Quality Real Estate Index Fund

Actual	$1,000.00	$1,012.80	$2.33	0.46%

Hypothetical	$1,000.00	$1,022.82	$2.34	0.46%

FLEXSHARES ANNUAL REPORT	459

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Real Assets Allocation Index Fund(a)

Actual	$1,000.00	$1,045.80	$0.57	0.11%

Hypothetical	$1,000.00	$1,024.58	$0.56	0.11%

FlexShares® Quality Dividend Index Fund

Actual	$1,000.00	$1,090.10	$2.00	0.38%

Hypothetical	$1,000.00	$1,023.23	$1.93	0.38%

FlexShares® Quality Dividend Defensive Index Fund

Actual	$1,000.00	$1,063.80	$1.97	0.38%

Hypothetical	$1,000.00	$1,023.23	$1.93	0.38%

FlexShares® Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$1,130.70	$1.98	0.37%

Hypothetical	$1,000.00	$1,023.28	$1.88	0.37%

FlexShares® International Quality Dividend Index Fund

Actual	$1,000.00	$1,075.70	$2.45	0.47%

Hypothetical	$1,000.00	$1,022.77	$2.39	0.47%

FlexShares® International Quality Dividend Defensive Index Fund

Actual	$1,000.00	$1,072.50	$2.50	0.48%

Hypothetical	$1,000.00	$1,022.72	$2.44	0.48%

FlexShares® International Quality Dividend Dynamic Index Fund

Actual	$1,000.00	$1,083.50	$2.51	0.48%

Hypothetical	$1,000.00	$1,022.72	$2.44	0.48%

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$1,036.40	$0.97	0.19%

Hypothetical	$1,000.00	$1,024.18	$0.97	0.19%

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

Actual	$1,000.00	$1,041.50	$0.98	0.19%

Hypothetical	$1,000.00	$1,024.18	$0.97	0.19%

FlexShares® Disciplined Duration MBS Index Fund

Actual	$1,000.00	$1,012.40	$1.06	0.21%

Hypothetical	$1,000.00	$1,024.08	$1.07	0.21%

FlexShares® Credit-Scored US Corporate Bond Index Fund

Actual	$1,000.00	$1,050.70	$1.19	0.23%

Hypothetical	$1,000.00	$1,023.98	$1.17	0.23%

460	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/20	Expenses Paid During the Period*	Annualized Expense Ratio During Period

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

Actual	$1,000.00	$1,055.50	$1.19	0.23%

Hypothetical	$1,000.00	$1,023.98	$1.17	0.23%

FlexShares® High Yield Value-Scored Bond Index Fund

Actual	$1,000.00	$1,124.20	$2.03	0.38%

Hypothetical	$1,000.00	$1,023.23	$1.93	0.38%

FlexShares® Ready Access Variable Income Fund

Actual	$1,000.00	$1,015.50	$1.32	0.26%

Hypothetical	$1,000.00	$1,023.83	$1.32	0.26%

FlexShares® Core Select Bond Fund(a)

Actual	$1,000.00	$1,021.10	$0.97	0.19%

Hypothetical	$1,000.00	$1,024.18	$0.97	0.19%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

FLEXSHARES ANNUAL REPORT	461

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Age: 68	Trustee	July 2011 to present	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	29	None
Philip G. Hubbard Age: 69	Trustee	July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. since 2004; • Member of the Board of Trustees of Wheaton College since 1998; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	29	None

462	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Eric T. McKissack Age: 66	Trustee and Chairman	July 2011 to present	• CEO Emeritus and Founder; CEO and Founder from 2004 to 2019 of Channing Capital Management, LLC (an SEC registered investment adviser); • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; • Member of the Board of the Graham Foundation since 2014.	29	Morgan Stanley Pathway Funds (formerly, Consulting Group Capital Markets Funds) (11 Portfolios) Since April 2013

INTERESTED TRUSTEE
Darek Wojnar(5) Age: 55	Trustee	December 2018 to present

•  Director and Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Investments Inc. since 2018;

•  Managing Member of the Wojnar Group LLC (a publishing industry consulting company) since 2013;

•  Head of Exchange-Traded Funds at Hartford Funds from 2016 to 2017 and Managing Director of Lattice Strategies LLC from 2014 to 2016;

•  Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors acquired by BlackRock) from 2005 to 2013 and the Equity Long/Short Opportunities Fund (formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019.

				29	Northern Funds (43 Portfolios) since January 1, 2019 and Northern Institutional Funds (6 Portfolios) since January 1, 2019

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Wojnar may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

FLEXSHARES ANNUAL REPORT	463

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 57 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	July 2011 to present

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, Equity Long/Short Opportunities Fund (formerly NT Equity Long/ Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015 and Belvedere Advisors LLC since September 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013.

Susan W. Yee Age: 50 70 Fargo Street, Boston, MA 02110	Assistant Secretary	October 2014 to present	• Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.
Jonathan Chung Age: 31 50 South LaSalle Street Chicago, IL 60603	Vice President	June 2020 to present

•  Second Vice President – ETF Product Manager, Northern Trust Asset Management, since July 2015; Field Supervisor from April 2015 to July 2015 and Staff Auditor I-II from June 2012 to April 2015, National Futures Association.

Jose J. Del Real Age: 42 50 South LaSalle Street Chicago, IL 60603	Secretary	December 2018 to present

•  Senior Legal Counsel and Senior Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from August 2015 to March 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Secretary of Northern Funds and Northern Institutional Funds since November 2018; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from May 2015 to November 2018; Assistant Secretary of FlexShares Trust from June 2015 to December 2018.

Maya Teufel Age: 48 50 South LaSalle Street Chicago, IL 60603	Chief Compliance Officer	July 2019 to present

•  Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019; General Counsel and Chief Compliance Officer of Emerging Global Advisors, LLC from November 2013 to August 2016; and Vice President and Corporate Counsel of Jennison Associates LLC from July 2005 to November 2013.

Randal E. Rein Age: 50 50 South LaSalle Street Chicago, IL 60603	Treasurer and Principal Financial Officer	July 2011 to present

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

464	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter K. Ewing Age: 61 50 South LaSalle Street Chicago, IL 60603	President	March 2017 to present

•  President of Northern Funds, Northern Institutional Funds and the Trust since March 2017; Vice President of the Trust from July 2011 to February 2017; Director of Product Management, ETFs & Mutual Funds, and Director of Northern Trust Investments, Inc. since March 2017; Senior Vice President, The Northern Trust Company and Northern Trust Investments, Inc., since September 2010; Director of ETF Product Management, Northern Trust Investments, Inc. from September 2010 to February 2017.

Peter J. Flood Age: 62 50 South LaSalle Street Chicago, IL 60603	Vice President	July 2011 to present	• Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014.
Craig R. Carberry, Esq. Age: 59 50 South LaSalle Street Chicago, IL 60603	Chief Legal Officer	June 2019 to present

•  Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011-2109; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Christopher P. Fair Age: 38 50 South LaSalle Street Chicago, IL 60603	Vice President	June 2019 to present

•  Vice President, The Northern Trust Company since March 2020; ETF Services Manager, Northern Trust Investments, Inc. since June 2019; Second Vice President, The Northern Trust Company from November 2015 to March 2020; ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019; Fund Administration Supervisor, Calamos Investments LLC from February 2015 to November 2015; Senior Mutual Fund Accountant, Calamos Investments LLC from February 2009 to January 2015.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

FLEXSHARES ANNUAL REPORT	465

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report (each, a “Fund” and, collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (the “Adviser”), an indirect subsidiary of the Northern Trust Corporation.

* * * * *

At a meeting on June 12, 2020 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Adviser and the Trust, on behalf of each Fund.1

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered the Adviser’s presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of fund data, which included, among other things, the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) comparative performance data for each Fund; (3) data on each Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including comparisons of advisory fees and total expense ratios. In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of the Adviser. After evaluating all the materials, the

[1]	The June Meeting was held via telephonic and video conference in reliance on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020.

Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of each of the Funds and their shareholders and approved the continuation of the Advisory Agreement on behalf of the Funds.

The material factors and conclusions that formed the basis for the Trustees reaching their determination to approve the continuation of the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by the Adviser to each Fund. The Board also considered the Adviser’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of the Adviser’s resources that are made available to the Trust. The Board noted the Adviser’s and its affiliates’ financial position, stability and commitment to growing their exchange-traded funds (“ETFs”) business. The Board also considered the operation and strength of the Adviser’s compliance program.

The Board noted that Foreside Fund Services, LLC, an entity unaffiliated with the Adviser, provides distribution services to the Funds and that JPMorgan Chase Bank, N.A., also an unaffiliated entity, provides custody, transfer agency, securities lending and fund administration support services, and that these service provider arrangements were relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement. The Board concluded that each Fund benefited

466	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

from the services provided under the Advisory Agreement and as a result of the Adviser’s operations, resources, experience, reputation and personnel.

Performance, Fees and Expenses

The Board considered that, unlike FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund (each, an “Active Fund”), the investment objective of each Fund other than the Active Funds (each, an “Index Fund”) is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified index (each, an “Underlying Index”). The Board considered the Adviser’s explanation that performance information with respect to funds in relevant peer universes and peer groups selected by Broadridge is only one of several comparative data points and that none of the peer funds sought to track an index that was the same as the Index Fund’s Underlying Index. The Board considered the information that the Adviser provided regarding the difference between each Fund’s performance, after fees and expenses, and the performance of its Underlying Index or benchmark index (as applicable) over certain periods of time, including as noted further below, ended March 31, 2020 (the “Tracking Difference”). The Board considered the Adviser’s expectations for the Index Fund’s Tracking Difference and noted the Adviser’s view that all instances of Tracking Difference for the Index Funds reflect results well within appropriate expectations after taking into account (i) all of the factors that affect Tracking Difference and (ii) the ancillary objectives of minimizing portfolio transaction costs and tax-related inefficiencies.

The Board also considered comparative performance, fee and expense information of each Fund provided by Broadridge. The Broadridge comparisons ranked each Fund in various quintiles over certain periods of time, including as noted further below, ended March 31, 2020, with the first quintile being the lowest or best 20% of the funds in terms of fund cost and fund performance, respectively. The Board noted that, in certain cases, the Broadridge peer funds included funds sponsored by an “at cost” service provider and that there were limitations in providing comparable peer funds. Also, in certain instances, the Board considered additional periods as noted below.

The Board considered that, effective March 1, 2020, the Adviser contractually agreed to reimburse the portion of the operating expenses of each Fund until at least March 1, 2021, so that, after such reimbursement, the total annual fund operating expenses of a Fund, excluding any acquired fund fees and expenses, expressed as a percentage of average daily net assets, does not exceed an amount equal to the sum of (i) the Fund’s advisory fee rate and (ii) 0.0049% (the “Expense Reimbursement Agreement”).

In reaching its determinations, the Board considered a large amount of data provided by the Adviser in response to a written request previously submitted by the Independent Trustees to the Adviser. Among the information considered by the Board was the following information:

Index Funds:

FlexShares® Morningstar US Market Factor Tilt Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one- and three-year periods and within six basis points for the five-year period. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the five-year period, the fourth quintile for the two-, three- and four- year periods and the fifth quintile for the one-year period.

The Board noted that the Fund’s advisory fee was lower than its expense group median while its total expense ratio was equal to its expense group median.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one- and three-year periods and within two basis points of its Underlying Index for the five-year period. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the five-year period and the fifth quintile for the one- and three-year periods.

FLEXSHARES ANNUAL REPORT	467

Approval of Advisory Agreement (cont.)

The Board took into account that the Fund’s total expense ratio was lower than its expense group median while its advisory fee was higher than its expense group median.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 65 basis points of its Underlying Index for the one-, three- and five-year periods. The Board noted that the Fund’s gross performance, before fees and expenses, was within six basis points of its Underlying Index for the one-year period, which the Adviser believes is within reasonable tolerances given that the Fund’s portfolio included for the period entails over 2,000 individual emerging market securities and that the Fund’s Underlying Index rebalances quarterly. The Board noted that the Fund’s performance ranked in the fourth quintile of its performance universe for the five-year period and the fifth quintile for the one- and three-year periods.

The Board noted that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within eleven basis points of its expense group median.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance, after fees and expenses, had been within 80 basis points of its Underlying Index for the one-year, three-year and since inception periods. The Board also noted, however, the Adviser’s assertion that the Fund’s Tracking Difference was within its expected historical range in light of its unique structure as a fund-of- funds. The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was below that of its Underlying Index for the one-year, three-year and since inception periods. The Board also noted, however, the Adviser’s assertion that the Fund’s Tracking Difference was within its expected historical range in light of its unique structure as a fund-of-funds. The Board also considered that, while the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year, three-year and since inception periods ended March 31, 2020, its performance ranked in the first and third quintiles, respectively, for the one- and three-year periods ended March 31, 2019.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® US Quality Large Cap Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 29 basis points of its Underlying Index for the one-year, three-year and since inception periods and that, gross of expenses, the Fund outperformed its Underlying Index for the one-year period. The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within six basis points of its expense group median.

468	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

FlexShares® STOXX® US ESG Impact Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year, three-year and since inception periods. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the one- and three-year periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® STOXX® Global ESG Impact Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was equal to the performance of its Underlying Index for the since inception period and within 15 basis points of its Underlying Index for the one- and three-year periods. The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one- and three- year periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 43 basis points of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the five-year period and the second quintile for the one- and three-year periods.

The Board took into account that the Fund’s total expense ratio was lower than its expense group median while its advisory fee was equal to its expense group median.

FlexShares® STOXX® Global Broad Infrastructure Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the five-year period, the third quintile for the three-year period and the fourth quintile for the one-year period.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® Global Quality Real Estate Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one- and five-year periods and equal to the performance of its Underlying Index for the three-year period. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the five-year period and the fourth quintile for the one- and three-year periods.

The Board considered that the Fund’s total expense ratio was lower than its expense group median while its advisory fee was equal to its expense group median.

FlexShares® Real Assets Allocation Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 12 basis points of its Underlying Index for the one-year, three-year and since inception periods. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the three-year and since inception periods and the fourth quintile for the one-year period.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees

FLEXSHARES ANNUAL REPORT	469

Approval of Advisory Agreement (cont.)

and expenses incurred by the Fund that were attributable to its investment in other Funds.

FlexShares® Quality Dividend Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 59 basis points of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the three- and five-year periods and the fourth quintile for the one-year period.

The Board considered that the Fund’s total expense ratio and advisory fee were equal to its expense group median.

FlexShares® Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 64 basis points of its Underlying Index for the one-, three- and five-year periods and that, gross of expenses, the Fund outperformed its Underlying Index for the one-year period. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the three- and five-year periods and the third quintile for the one-year period.

The Board considered that the Fund’s total expense ratio was equal to its expense group median while its advisory fee was higher than its expense group median.

FlexShares® Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was above the performance of its Underlying Index for the one-year period and within 32 basis points of its Underlying Index for the three- and five-year periods. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the three- and five-year periods and the fourth quintile for the one-year period.

The Board considered that the Fund’s total expense ratio and advisory fee were equal to its expense group median.

FlexShares® International Quality Dividend Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 33 basis points of its Underlying Index for the one-, three- and five-year periods and that, gross of expenses, the Fund outperformed its Underlying Index for the one-year period. The Board also considered that the Fund’s performance ranked in the fourth quintile for the one-, three- and five- year periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® International Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 53 basis points of its Underlying Index for the one-, three- and five-year periods and that, gross of expenses, the Fund outperformed its Underlying Index for the one-year period. The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-, three- and five-year periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® International Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 41 basis points of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the second quintile of its performance universe for the five-year period, the third quintile for the one-year period and the fourth quintile for the three-year period.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group

470	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 15 basis points of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the third quintile of its performance universe for the one- and five-year periods and the fourth quintile for the three-year period.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within 3.3 basis points of its expense group median. The Board also noted the reduction in the advisory fee rate payable by the Fund, as of November 1, 2017.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 21 basis points of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the five-year period and the second quintile for the one- and three-year periods.

The Board took into account that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within 3.3 basis points of its expense group median. The Board also noted the reduction in the advisory fee rate payable by the Fund, as of November 1, 2017.

FlexShares® Disciplined Duration MBS Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 51 basis points of its Underlying Index for the one-, three- and five-year periods. The Board also considered that the Fund’s performance ranked in the first quintile for the one-year period, the third quintile for the three-year period and the fourth quintile for the five-year period.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio was within 14 basis points of its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 31 basis points of its Underlying Index for the one-, three- and five-year periods and that, gross of expenses, the Fund outperformed its Underlying Index for the one-year period. The Board also considered that the Fund’s performance ranked in the third quintile for the one-, three- and five- year periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within seven basis points of its expense group median.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 50 basis points of its Underlying Index for the one-year, three-year and since inception periods. The Board also considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within seven basis points of its expense group median.

FlexShares® High Yield Value-Scored Bond Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 42 basis points of its Underlying Index for the one-year period and within 68 basis

FLEXSHARES ANNUAL REPORT	471

Approval of Advisory Agreement (cont.)

points for the period since inception. The Board also considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year period. The Board also noted that the Fund’s performance ranked in the second quintile for the period since inception ended March 31, 2019. Further, the Board considered the Fund’s relatively short performance record.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® US Quality Low Volatility Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 24 basis points of its Underlying Index for the period since inception on July 16, 2019. The Board also considered that the Fund’s performance ranked in the first quintile of its performance for the period since inception on July 16, 2019. Further, the Board considered the Fund’s relatively short performance record.

The Board considered that the Fund’s total expense ratio and advisory fee were lower than its expense group median.

FlexShares® Developed Markets ex-US Quality Low Volatility Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 22 basis points of its Underlying Index for the period since inception on July 16, 2019. The Board also considered that the Fund’s performance ranked in the first quintile of its performance for the period since inception on July 16, 2019. Further, the Board considered the Fund’s relatively short performance record.

The Board considered that the Fund’s total expense ratio was lower than its expense group median while its advisory fee was higher than its expense group median.

FlexShares® Emerging Markets Quality Low Volatility Index Fund

The Board considered that the Fund’s performance, after fees and expenses, was within 20 basis points of its Underlying Index for the period since inception on July 16, 2019.

The Board also considered that the Fund’s performance ranked in the second quintile of its performance for the period since inception on July 16, 2019. Further, the Board considered the Fund’s relatively short performance record.

The Board considered that the Fund’s total expense ratio was lower than its expense group median while its advisory fee was equal to its expense group median.

Active Funds:

FlexShares® Ready Access Variable Income Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its benchmark index for the one-, three- and five-year periods.

The Board considered that the Fund’s total expense ratio and advisory fee were higher than its expense group median, but that the Fund’s total expense ratio (which represents the total cost to investors) was within two basis points of its expense group median.

FlexShares® Core Select Bond Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period and the second quintile for the three-year period. The Board also considered that the Fund outperformed its benchmark index for the one-year, three- year and since inception periods.

The Board considered that the Fund’s total expense ratio and advisory fee were equal to its expense group median. The Board also considered that the Adviser had agreed to waive a portion of its advisory fee and/or reimburse operating expenses in an amount equal to any acquired fund fees and expenses incurred by the Fund that were attributable to its investment in other Funds, as well as up to 0.05% of acquired fund fees and expenses attributable to the Fund’s investment in unaffiliated funds.

Costs of Services and Profits of the Adviser

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory

472	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Agreement, the Adviser was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that the Adviser was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses. The Board considered the agreement between the Trust and the Adviser, whereby the Adviser had agreed to reimburse certain expenses of the Independent Trustees with respect to each Fund, which terminated March 1, 2020.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to its respective Broadridge median. The Board considered the Adviser’s explanation that each Index Fund’s contractual advisory fee (which, owing to the unitary fee structure and the existence of the expense reimbursement agreement, is identical to its total expense ratio) compared favorably with its respective Broadridge median contractual advisory fee for comparable funds set forth in the Broadridge report, especially taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and the Index Fund’s Underlying Index, including in certain cases differences between the number of portfolio holdings for comparable funds and the Funds. The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were no comparable accounts for certain of the Funds. The Board considered (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board examined the Adviser’s profitability information provided by the Adviser, and the Trustees considered that the Adviser was profitable on a pre-distribution basis and post- distribution basis. The Board considered that the Adviser’s potential for profitability would continue to be subject to financial uncertainties and risks. The Board also considered that the Adviser would continue to develop and offer additional new products in efforts to complete the overall integrity of the Trust’s product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether the Adviser may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, which did not include breakpoints, and considered that, in light of the unitary fee structure and expense reimbursement agreement, the Adviser’s profitability from its services to the Trust and the significant investment that the Adviser had made and continues to make in the Trust, breakpoints were not necessary at this time. The Board also noted (i) the reduction in the advisory fee rate payable by the FlexShares® iBoxx 3-Year Target Duration TIPS Index and FlexShares® iBoxx 5- Year Target Duration TIPS Index Funds, as of November 1, 2017, and (ii) the Expense Reimbursement Agreement.

Other Benefits to the Adviser

In addition to considering the profits that may be realized by the Adviser, the Board considered information regarding other direct and indirect benefits the Adviser may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with the Adviser or its affiliates. The Board also reviewed the extent to which the Adviser and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Advisory Agreement and each Fund’s investment advisory fee. They determined that each Fund’s advisory fee was reasonable in light of the services provided and the performance achieved by the Fund.

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Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Cyber Security and Operational Risk

Cyber security and operational risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested.

Market Trading Risk

Each Fund’s shares are listed on a securities exchange, which presents risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

Valuation Risk

The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology.

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.

Market Risk

Market risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in a Fund to decline. Market disruptions caused by local or regional

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Supplemental Information (cont.)

events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s net asset value. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments. Market risk also includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

The following risk applies only to the Index Funds:

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spinoffs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

Calculation Methodology Risk

Each of the Index Funds is subject to Calculation Methodology Risk. This is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.

The following risks apply to each Fund, as disclosed:

Concentration Risk

Each of the Funds, except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, is subject to Concentration Risk. To the extent that the investments of these Funds are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Funds may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.

Interest Rate/Maturity Risk

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund are subject to the risk that the value of the Funds’ fixed-income

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Supplemental Information (cont.)

assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in Master Limited Partnerships (“MLPs”). The FlexShares STOXX® Global Broad Infrastructure Index Fund may not invest more than 25% of its net assets in MLPs. MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs may also be sensitive to changes in interest rates and, during periods of interest rate volatility, may not provide attractive returns. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

Non-diversification Risk

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The performance of these Funds may depend on the performance of a small number of issuers because the Funds may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

Large Cap Risk

The FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund are subject to the risk that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging

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Supplemental Information (cont.)

Markets Quality Low Volatility Index Fund may invest in stocks of mid-sized companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mid and Small Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund may invest in stocks of smaller companies which may be more volatile than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Value Investing Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Real Assets Allocation Index Fund’s (including through its investment in its Underlying Fund(s)) investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.

ESG Investment Risk

The FlexShares STOXX® US ESG Impact Index Fund and FlexShares STOXX® Global ESG Impact Index Fund are subject to the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

High Portfolio Turnover Risk

The FlexShares STOXX® US ESG Impact Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares Core Select Bond Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and FlexShares High Yield Value-Scored Bond Index Fund are subject to the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.

Global Natural Resources Industry Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of FlexShares Real Assets Allocation Index Fund) is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can significantly be affected by events relating to

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Supplemental Information (cont.)

U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Hedging Risk

The FlexShares Core Select Bond Fund is subject to the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes.

Corporate Bond Risk

The FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of FlexShares Real Assets Allocation Index Fund) are subject to the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

China Investment Risk

The FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund expects to have significant investment in securities of Chinese issuers. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

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Supplemental Information (cont.)

Currency Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX ® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund and FlexShares Emerging Markets Quality Low Volatility Index Fund may invest in securities denominated in foreign currencies. While each Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by each Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, that Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Foreign Securities Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, and FlexShares Ready Access Variable Income Fund will invest in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency.

Emerging Markets Risk

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and FlexShares Ready Access Variable Income Fund invest in emerging market countries. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market. Political and economic structures in

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Supplemental Information (cont.)

many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Japan Investment Risk

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, and FlexShares Developed Markets ex-US Quality Low Volatility Index Fund expects to have significant investment in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole.

U.S. Issuer Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares

STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global

Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S. Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund has significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities.

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Supplemental Information (cont.)

In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.

The following risks apply to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund:

Dividend Risk

The Fund is subject to the risk that an issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Volatility Risk

The Fund is subject to the risk that the actual level of volatility experienced by a Fund may be greater or lower than the targeted overall volatility of the Fund’s Underlying Index. Although a Fund’s Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. A Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that a Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risk applies to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund):

Real Estate Securities Risk

The Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

The following risk applies to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of FlexShares Real Assets Allocation Index Fund) and FlexShares STOXX® Global Broad Infrastructure Index Fund:

Real Estate Investment Trust (REIT) Risk

The Fund is subject to the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

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Supplemental Information (cont.)

The following risk applies to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, and FlexShares Core Select Bond Fund:

Fund of Funds Risk (or Underlying Funds Risk)

The Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The following risk applies to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund:

Currency Hedging Risk

The Fund is subject to the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.

In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares High Yield Value-Scored Bond Index Fund, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund:

Credit (or Default) Risk

The Fund is subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s credit rating or the market’s perception of an issu-

482	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

er’s creditworthiness may also adversely affect the value of the Fund’ investment in that issuer. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

Debt Extension Risk

The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Liquidity Risk

The Fund is subject to the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

Prepayment (or Call) Risk

The Fund is subject to the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

U.S. Government Securities Risk

The FlexShares Disciplined Duration MBS Index Fund, FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund are subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Mortgage-Related and Other Asset-Backed Risks

The FlexShares Ready Access Variable Income Fund and FlexShares Core Select Bond Fund is subject to the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

The following risk applies to the FlexShares Disciplined Duration MBS Index Fund:

Mortgage Backed Pass-Through Securities Risk

The Fund is subject to the risk of investing in mortgage-backed securities issued by a U.S. Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/ Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

New Fund Risk

New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liqui-

FLEXSHARES ANNUAL REPORT	483

Supplemental Information (cont.)

date without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Investment Adviser or an affiliate of the Investment Adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s distributor does not maintain a secondary market in the shares.

The following risks apply to the FlexShares High Yield Value-Scored Bond Index Fund:

Distressed Securities Risk

Distressed securities risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non-investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are speculative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

High Yield Securities Risk

High yield securities risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments. The Fund’s Underlying Index is designed to be comprised of securities with the potential for higher yields as compared to the overall high yield corporate bond market. As such, the Fund is expected to exhibit greater sensitivity to market fluctuations.

Substantial Volatility Risk

Substantial volatility risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility.

Value Score Risk

Value score risk is the risk that the Fund’s investment in companies whose securities are believed to be undervalued will not appreciate in value as anticipated. Although the Underlying Index is designed to measure a portfolio of bonds of companies with the potential for higher yields and less risk of insolvency relative to the Parent Index, there is no assurance that the Underlying Index or Fund will be comprised of such securities. Accordingly, the Fund may be subject to greater credit risk, price volatility and risk of loss relative to the Parent Index.

The following risk applies to the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, Flex-

484	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Shares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, FlexShares Core Select Bond Fund, FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Financial Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. and/or non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds. In 2008 and 2009, the U.S. financial sector was significantly impacted by bankruptcies and consolidations of major financial firms. Events affecting the U.S. and non-U.S. financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, and FlexShares Quality Dividend Dynamic Index Fund:

Information Technology Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s price.

The following risk applies to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and FlexShares International Quality Dividend Dynamic Index Fund:

Equity Securities Risk

Each Fund invests in equity securities, primarily in the form of common stocks. Each of these Funds may also invest in preferred stocks and REITs. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans.

Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The equity securities owned by a Fund may be more volatile and underperform other asset classes and the general securities markets.

FLEXSHARES ANNUAL REPORT	485

Supplemental Information (cont.)

The following risks apply to the FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, and FlexShares Emerging Markets Quality Low Volatility Index Fund:

Large Shareholder Risk

Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment

Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains.

Low Volatility Risk

Although the Underlying Index is designed to have overall volatility that is lower than that of the Parent Index, there is no guarantee it will be successful. Securities or other assets in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of a Fund. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market prices of the securities or other assets in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have lower overall volatility than the Parent Index. There is also the risk that a Fund may experience volatility greater than that of its Parent Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

Passive Investment Risk

The FlexShares US Quality Low Volatility Index Fund, FlexShares Developed Markets ex-US Quality Low Volatility Index Fund, FlexShares Emerging Markets Quality Low Volatility Index Fund, FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares STOXX US ESG Impact Index Fund, FlexShares STOXX Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares Interna-

486	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

tional Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored U.S. Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and FlexShares High Yield Value-Scored Bond Index Fund are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

FLEXSHARES ANNUAL REPORT	487

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT and, for periods prior to July 31, 2019, on Form N-Q. The Funds’ Forms N-Q and Forms N-PORT are available on the SEC’s Web site at www.sec.gov.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ Web site www.flexshares.com or the SEC’s Web site at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s website at www.sec.gov.

488	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM, Morningstar® Emerging Markets Factor Tilt Hedged IndexSM and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Low Volatility IndexSM, Northern Trust Developed Markets ex-US Quality Low Volatility IndexSM, Northern Trust Emerging Markets Quality Low Volatility IndexSM, Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, Northern Trust Credit-Scored US Corporate Bond IndexSM, Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, and Northern Trust High Yield Value-Scored US Corporate Bond IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. The ICE® BofAML® Constrained Duration US Mortgage Backed Securities IndexSM are trademarks of ICE Data Indices, LLC or its affiliates (“ICE”) and have been licensed for use by NTI.

FS00058-1220

Item 2. Code Of Ethics.

(a)

As of the end of the period, October 31, 2020, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares® Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2020 and October 31, 2019 were:

	2020
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$652,500	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$72,500	$0
All Other Fees(d)	$0	$0

Total:	$725,000	$0

	2019
	All fees and services to the Trust that were pre-approved		All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$652,500		N/A
Audit Related Fees(b)	$0		$0
Tax Fees(c)	$72,500	(1)	$0
All Other Fees(d)	$0		$0

Total:	$725,000		$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.
(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2020 and October 31, 2019 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2020 and October 31, 2019, respectively, were $5,610,208 and $4,411,047.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares® Trust

By:	/s/ Peter K. Ewing
Peter K. Ewing
President and Principal Executive Officer
January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter K. Ewing
Peter K. Ewing
President and Principal Executive Officer
January 6, 2021

By:	/s/ Randal E. Rein
Randal E. Rein
Treasurer and Principal Financial Officer
January 6, 2021